Prospectus

J.P. Morgan International Equity Funds

Class A, Class B*, Class C & Select Class Shares

February 28, 2011, as supplemented May 2, 2011

JPMorgan Asia Equity Fund

Class/Ticker: A/JAEAX; Select/JPASX

JPMorgan China Region Fund

Class/Ticker: A/JCHAX; C/JCHCX; Select/JCHSX

JPMorgan Emerging Economies Fund

Class/Ticker: A/JEEAX; C/JEECX; Select/JEESX

JPMorgan Emerging Markets Equity Fund

Class/Ticker: A/JFAMX; B/JFBMX; C/JEMCX; Select/JEMSX

JPMorgan India Fund

Class/Ticker: A/JIDAX; C/JIDCX; Select/JIDSX

JPMorgan International Equity Fund

Class/Ticker: A/JSEAX; B/JSEBX; C/JIECX; Select/VSIEX

JPMorgan International Equity Index Fund

Class/Ticker: A/OEIAX; B/OGEBX; C/OIICX; Select/OIEAX

JPMorgan International Opportunities Fund

Class/Ticker: A/JIOAX; B/JIOBX; C/JIOCX; Select/JIOSX

JPMorgan International Value Fund

Class/Ticker: A/JFEAX; B/JFEBX; C/JIUCX; Select/JIESX

JPMorgan Intrepid European Fund

Class/Ticker: A/VEUAX; B/VEUBX; C/VEUCX; Select/JFESX

JPMorgan Intrepid International Fund

Class/Ticker: A/JFTAX; C/JIICX; Select/JISIX

JPMorgan Latin America Fund

Class/Ticker: A/JLTAX; C/JLTCX; Select/JLTSX

JPMorgan Russia Fund

Class/Ticker: A/JRUAX; C/JRUCX; Select/JRUSX

*	Class B Shares are no longer available for new purchases.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Asia Equity Fund

Class/Ticker:

A/JAEAX; Select/JPASX

What is the goal of the Fund?

The Fund will seek total return from long-term capital growth. Total return consists of capital growth and current income.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 73 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Select Class
Management Fees	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	NONE
Other Expenses	0.52	0.52
Shareholder Service Fees	0.25	0.25
Remainder of Other Expenses	0.27	0.27

Total Annual Fund Operating Expenses	1.77	1.52
Fee Waivers and Expense Reimbursements¹	(0.02)	(0.02)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements¹	1.75	1.50

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.75% and 1.50%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	694	1,051	1,432	2,498
SELECT CLASS SHARES ($)	153	478	827	1,811

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 109% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund primarily invests in equity securities of foreign companies located throughout the Asian region, except Japan. Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of such issuers. “Assets” means net assets, plus the amount of borrowings for investment purposes. The “Asian region” includes, but is not limited to, South Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thai-land, Indonesia, India and the Philippines.

FEBRUARY 28, 2011	1

JPMorgan Asia Equity Fund (continued)

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes.

The Fund may invest a substantial part of its assets in just one region or country.

Investment Process: The Fund is managed by the sub-adviser using an active style of portfolio management which focuses on stock selection conducted by experienced specialists located within the Asian Region. The sub-adviser’s portfolio managers are encouraged to focus upon fundamental research of their investment universe. They conduct quality and growth analyses of companies to attempt to identify those that have the ability to offer sustained superior returns to shareholders and to distinguish those companies from the majority of firms whose fortunes are determined largely by the business cycle. A valuation or quantitative analysis is used to evaluate the value and profitability of the company.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur or if it believes that more attractive opportunities are available.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Asian Market Risk. The small size of securities markets and the low trading volume in many countries in the Asian region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar (e.g., recent currency crises in Thailand, Indonesia, the Philippines and South Korea), and devaluation, all of which could decrease the value of the Fund.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past nine calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) All Country Asia ex-Japan Index (net of foreign withholding taxes) and the Lipper Pacific Region ex-Japan Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Select Class Shares is based on the performance of Class A Shares. The actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge, which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	2nd quarter, 2009	38.19%
Worst Quarter	3rd quarter, 2008	–24.38%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Life of Fund Since 10/31/01
CLASS A SHARES
Return Before Taxes	15.01%	10.65%	11.46%
Return After Taxes on Distributions	15.12	10.43	11.26
Return After Taxes on Distributions and Sale of Fund Shares	9.87	9.29	10.23
SELECT CLASS SHARES
Return Before Taxes	21.64	12.14	12.38
MSCI ALL COUNTRY ASIA EX-JAPAN INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	19.62	12.86	17.37
LIPPER PACIFIC REGION EX-JAPAN FUNDS INDEX
(Reflects No Deduction for Taxes)	22.42	14.01	18.73

FEBRUARY 28, 2011	3

JPMorgan Asia Equity Fund (continued)

After-tax returns are shown only for the Class A Shares, and the after-tax return for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Andrew Swan	2005	Managing Director
Joshua Tay	2005	Managing Director
Pauline Ng	2009	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan China Region Fund

Class/Ticker:

A/JCHAX; C/JCHCX; Select/JCHSX

What is the goal of the Fund?

The Fund will seek long-term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 73 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	1.25%	1.25%	1.25%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	2.39	2.36	2.40
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	2.14	2.11	2.15

Total Annual Fund Operating
Expenses	3.89	4.36	3.65
Fee Waivers and Expense Reimbursements[1]	(1.89)	(1.86)	(1.90)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	2.00	2.50	1.75
1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 2.00%, 2.50% and 1.75%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	717	1,485	2,270	4,310
CLASS C SHARES ($)	353	1,153	2,064	4,393
SELECT CLASS SHARES ($)	178	942	1,726	3,783

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	717	1,485	2,270	4,310
CLASS C SHARES ($)	253	1,153	2,064	4,393
SELECT CLASS SHARES ($)	178	942	1,726	3,783

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

FEBRUARY 28, 2011	5

JPMorgan China Region Fund (continued)

What are the Fund’s main investment strategies?

Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in equity securities of companies in the China region or instruments that have similar economic characteristics. “Assets” means net assets, plus the amount of borrowings for investment purposes. A company in the China region is one: that is organized under the laws of, or has a principal office in the People’s Republic of China, including Hong Kong and Macau (China), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan.

When the Fund’s sub-adviser receives access and determines that the investment conditions are suitable for the Fund, the Fund may also invest in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The Fund is managed by the sub-adviser using an active investment management style which focuses on both an analysis of macro factors and bottom-up stock selection. Given the sub-adviser’s belief that the direction of the economy and stock markets in the China region, particularly China and Hong Kong, are closely linked to macro factors such as government policies, global economic data, commodities prices and supply/demand dynamics, the sub-adviser’s investment approach involves in-depth discussions and thorough analysis on these macro factors. The output of these analyses and discussions will serve as the building blocks for its sector and stock selection in individual countries.

In lieu of the limited public information available in the China region, the sub-adviser conducts internal research and analysis on both macro economic factors and stock fundamentals, and relies less on third-party data. The sub-adviser’s decisions are made primarily through subjective analysis and insights the sub-adviser gathered through company meetings and communications conducted by the country specialists based in Shanghai, Hong Kong and Taipei. In addition, the sub-adviser has access to the financial skills and research capabilities of certain of the region’s established investment banks.

Stock selection is also an important part of the subadviser’s investment process. In general, the sub-adviser covers approximately 75–80% of the investable universe of China region companies and updates stock views on a weekly basis. The stock selection process is largely country specific, whereby individual country specialists have the responsibility to design and refine their stock selection process to cope with the dynamic local factors and market conditions. Apart from analyzing the impact of macro factors such as government policies and global economic data on individual stocks, there are also several common factors that the country specialists always focus on, such as:

•	competitive dynamics
•	industry structures
•	cyclicality and evolution
•	growth
•	corporate governance
•	liquidity

In addition, country specialists particularly emphasize the following factors in stock selection: sustainability of competitive advantage; high and/or expanding returns on equity; and earnings per share growth.

Country specialists are encouraged to visit a wide range of companies across a variety of sectors, and it is from these company visits that the sub-adviser can make qualitative assessments of the relative growth prospects of the companies concerned and their strategies to create shareholder value. The sub-adviser analyzes industries in which companies operate, the competitive landscape as well as the management strategy to enhance competitive advantage and returns. As part of the investment process, the country specialists not only meet with some of the companies which fall within their core stock coverage, but they also meet with some of their competitors, distributors, suppliers and other stakeholders in order to obtain a complete analysis of the industry/company and other investment opportunities.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available.

The Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

China Region Risk. Investments in the China region are subject to various political, legal, monetary and economic risks. The China Region is an emerging market, and investments in the region may experience a lack of liquidity, extreme volatility, and currency fluctuations. Furthermore, because the region is heavily export-dependent, a slowdown in the world or U.S. economy could lead to a decrease in demand for Chinese and Taiwanese products, reduced flows of private capital to these economies, and/or the adoption or continuation of protectionist trade policies.

The Chinese government exercises significant control over China’s economy. Investments are subject to the risk of confiscatory taxation, nationalization or expropriation of assets, potentially frequent changes in the law, and imperfect information because companies in the China region may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. While Taiwan does not exercise the same level of control over its economy as does China, its political and economic relationship with China, particularly the continuing disagreement as to Taiwan’s sovereignty, could adversely impact investments in Taiwan.

Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If China region securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Non-Diversified Fund Risk. Since the Fund is nondiversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

FEBRUARY 28, 2011	7

JPMorgan China Region Fund (continued)

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Golden Dragon Index (net of foreign withholding taxes), the MSCI Golden Dragon Index and the Lipper China Region Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. As of the date of this prospectus, the Fund’s benchmark has changed to the MSCI Golden Dragon Index (net of foreign withholding taxes), which reflects the deduction of foreign withholding taxes on dividends reinvested and more accurately reflects the expenses that an investor investing in the securities included in the benchmark would incur. The Fund’s former benchmark was the MSCI Golden Dragon Index, which does not reflect the deduction of foreign withholding taxes on dividends reinvested. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge, which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	2nd quarter, 2009	31.03%
Worst Quarter	3rd quarter, 2008	–21.58%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)
	Past 1 Year	Life of Fund Since 2/28/07
CLASS A SHARES
Return Before Taxes	9.56%	7.28%
Return After Taxes on Distributions	9.72	7.39
Return After Taxes on Distributions and Sale of Fund Shares	6.43	6.43
CLASS C SHARES
Return Before Taxes	14.05	8.25
SELECT CLASS SHARES
Return Before Taxes	15.95	9.06
MSCI GOLDEN DRAGON INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	13.24	8.09
MSCI GOLDEN DRAGON INDEX
(Reflects No Deduction for Fees,
Expenses or Taxes)	13.60	8.41
LIPPER CHINA REGION FUNDS INDEX
(Reflects No Deduction for Taxes)	13.66	9.07

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

After-tax returns are shown only for the Class A Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Howard Wang	2007	Managing Director
Emerson Yip	2008	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FEBRUARY 28, 2011	9

JPMorgan Emerging Economies Fund

Class/Ticker:

A/JEEAX; C/JEECX; Select/JEESX

What is the goal of the Fund?

The Fund seeks long-term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 73 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	2.74	2.74	2.74
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	2.49	2.49	2.49

Total Annual Fund Operating Expenses	3.99	4.49	3.74
Fee Waivers and Expense Reimbursements[1]	(2.14)	(2.14)	(2.14)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.85	2.35	1.60
1	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses on interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.85%, 2.35% and 1.60%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	703	1,491	2,295	4,376
CLASS C SHARES ($)	338	1,165	2,101	4,483
SELECT CLASS SHARES ($)	163	946	1,749	3,847

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	703	1,491	2,295	4,376
CLASS C SHARES ($)	238	1,165	2,101	4,483
SELECT CLASS SHARES ($)	163	946	1,749	3,847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 156% of the average value of its portfolio.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets companies and other investments that are tied economically to emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, the United Kingdom, the United States, and most of the countries of Western Europe. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market.

The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund is not constrained by capitalization or style limits and will invest across sectors. The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may use exchange-traded futures for the efficient management of cash flows. The Fund may also use participatory notes in the management of portfolio assets.

Investment Process: The adviser believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Fund’s investment universe which the adviser uses to select securities. Securities held in the Fund that the adviser believes have become over-valued and/or whose factor signals have deteriorated materially may be sold and are generally replaced with more attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counter-

FEBRUARY 28, 2011	11

JPMorgan Emerging Economies Fund (continued)

party risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past two calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes), the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. As of the date of this prospectus, the Fund’s benchmark has changed to the MSCI Emerging Markets Index (net of foreign withholding taxes), which reflects the deduction of foreign withholding taxes on dividends reinvested and more accurately reflects the expenses that an investor investing in the securities included in the benchmark would incur. The Fund’s former benchmark was the MSCI Emerging Markets Index, which does not reflect the deduction of foreign withholding taxes on dividends reinvested. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	2nd quarter, 2009	33.70%
Worst Quarter	2nd quarter, 2010	-8.51%

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURN (For periods ended December 31, 2010)
	Past 1 Year	Life of Fund Since 2/28/08
CLASS A SHARES
Return Before Taxes	20.02%	(0.52)%
Return After Taxes on Distributions	19.97	(0.91)
Return After Taxes on Distributions and Sale of Fund Shares	13.02	(0.62)
CLASS C SHARES
Return Before Taxes	25.10	0.89
SELECT CLASS SHARES
Return Before Taxes	27.05	1.66
MSCI EMERGING MARKETS INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	18.88	1.86
MSCI EMERGING MARKETS INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	19.20	2.15
LIPPER EMERGING MARKETS FUNDS INDEX
(Reflects No Deduction for Taxes)	20.14	0.71

After-tax returns are shown only for the Class A Shares, and the after-tax return for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Anuj Arora	2008	Vice President
George Iwanicki	2008	Managing Director
Leon Eidelman	2008	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FEBRUARY 28, 2011	13

JPMorgan Emerging Markets Equity Fund

Class/Ticker:

A/JFAMX; B/JFBMX; C/JEMCX; Select/JEMSX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 73 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.58	0.57	0.58	0.58
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.33	0.32	0.33	0.33
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.84	2.33	2.34	1.59

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses shown in the fee table. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	702	1,073	1,468	2,570
CLASS B SHARES ($)	736	1,027	1,445	2,544
CLASS C SHARES ($)	337	730	1,250	2,676
SELECT CLASS SHARES ($)	162	502	866	1,889

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	702	1,073	1,468	2,570
CLASS B SHARES ($)	236	727	1,245	2,544
CLASS C SHARES ($)	237	730	1,250	2,676
SELECT CLASS SHARES ($)	162	502	866	1,889

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, the United Kingdom, the United States, and most of the countries of Western Europe.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index. The Fund emphasizes securities

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The adviser seeks to add value primarily through stock selection decisions. Thus, decisions about country weightings are secondary to those about the individual stocks, which make up the portfolio. The portfolio managers are primarily responsible for implementing the recommendations of the country specialists, who make their recommendations based on the stock ranking system.

Country specialists use their local expertise to identify, research, and rank companies according to their expected performance. Stocks are assessed using a two-part analysis which considers both expected short-term price moves (stock ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications). In order to encourage creativity, considerable autonomy is given to country specialists at the stock idea generation stage of the process.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual

FEBRUARY 28, 2011	15

JPMorgan Emerging Markets Equity Fund (continued)

total returns over the past one year, five years and ten years. The table compares the performance to the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes), the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. As of the date of this prospectus, the Fund’s benchmark has changed to the MSCI Emerging Markets Index (net of foreign withholding taxes), which reflects the deduction of foreign withholding taxes on dividends reinvested and more accurately reflects the expenses that an investor investing in the securities included in the benchmark would incur. The Fund’s former benchmark was the MSCI Emerging Markets Index, which does not reflect the deduction of foreign withholding taxes on dividends reinvested. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Select Class Shares prior to their inception is based on the performance of a class of shares of the Fund that operated in a master-feeder structure and which had similar expenses. The performance of Class A and Class B Shares is based on the performance of Select Class Shares prior to the inception of Class A and Class B Shares, respectively. The performance of Class C Shares is based on the performance of Class B Shares prior to the inception of Class C Shares. The actual returns of Class A Shares, Class B Shares and Class C Shares would have been lower than those shown because they have higher expenses than Select Class Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	32. 49%
Worst Quarter	4th quarter, 2008	–25.90%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	18.10%	12.88%	15.38%
Return After Taxes on Distributions	18.09	12.85	15.25
Return After Taxes on Distributions and Sale of Fund Shares	11.96	11.35	13.93
CLASS A SHARES
Return Before Taxes	11.63	11.38	14.50
CLASS B SHARES
Return Before Taxes	12.26	11.80	14.69
CLASS C SHARES
Return Before Taxes	16.27	12.05	14.62
MSCI EMERGING MARKETS INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	18.88	12.78	15.89
MSCI EMERGING MARKETS INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	19.20	13.11	16.23
LIPPER EMERGING MARKETS FUNDS INDEX
(Reflects No Deduction for Taxes)	20.14	11.25	15.17

After-tax returns are shown only for the Select Class Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Austin Forey	2005	Managing Director
Gregory A. Mattiko	2005	Executive Director
Ashraf El Ansary	2005	Executive Director
Richard Titherington	2009	Managing Director

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FEBRUARY 28, 2011	17

JPMorgan India Fund

Class/Ticker:

A/JIDAX; C/JIDCX; Select/JIDSX

What is the goal of the Fund?

The Fund will seek long-term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 73 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	1.25%	1.25%	1.25%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	2.09	2.07	2.08
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	1.84	1.82	1.83

Total Annual Fund Operating Expenses	3.59	4.07	3.33
Fee Waivers and Expense Reimbursements[1]	(1.59)	(1.57)	(1.58)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	2.00	2.50	1.75
1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 2.00%, 2.50%, and 1.75%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	717	1,428	2,159	4,078
CLASS C SHARES ($)	353	1,095	1,953	4,169
SELECT CLASS SHARES ($)	178	877	1,600	3,515

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	717	1,428	2,159	4,078
CLASS C SHARES ($)	253	1,095	1,953	4,169
SELECT CLASS SHARES ($)	178	877	1,600	3,515

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in equity securities of Indian companies or instruments that have similar economic

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

characteristics. “Assets” means net assets, plus the amount of borrowings for investment purposes. An Indian company is any company: that is organized under the laws of, or has a principal office in India; the principal securities market for which is India; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in India; or at least 50% of the assets of which are located in India.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. The Fund is not constrained by capitalization or style limits.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The Fund is managed by the sub-adviser using an active style of portfolio management which focuses on stock selection conducted by experienced country specialists. The subadviser employs a dedicated team of India specialists, located both within and outside India.

In managing the Fund, the sub-adviser seeks to add value primarily through stock selection decisions. In evaluating investment opportunities, the sub-adviser considers several criteria, including growth prospects, valuation, productive use of capital, competitive positioning, and corporate governance.

Indian country specialists are encouraged to visit a wide range of companies across a variety of sectors, and it is from these company visits that the sub-adviser can make qualitative assessments of the relative growth prospects of the companies concerned and their strategies to create shareholder value. The sub-adviser analyzes industries in which companies operate, the competitive landscape as well as the management strategy to enhance competitive advantage and returns. As part of the investment process, the country specialists not only meet with some of the companies which fall outside their core stock coverage, but they also meet with some of their competitors, distributors, suppliers and other stakeholders in order to obtain a complete analysis of the industry/company and other investment opportunities.

The portfolio managers are responsible for implementing the recommendations of the country specialists, who make their recommendations based on their extensive research. The sub-adviser prefers to construct a concentrated portfolio, thereby facilitating greater knowledge of the underlying holdings. The Fund also has access to the adviser’s team of global fund managers who may add insight at the sectoral, economic or other levels.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available.

The Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Indian Market Risk. Investments in India can be considered speculative, and therefore may offer higher potential for losses. Political and economic structures in India generally lack the social, political and economic stability of more developed nations. Share prices of Indian companies tend to be volatile, can be subject to currency exchange fluctuations and can lack liquidity. The stock markets in India are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations The risk of loss may be increased because Indian issuers are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the United States. There is also a lower level of

FEBRUARY 28, 2011	19

JPMorgan India Fund (continued)

regulation and monitoring of the Indian securities market and its participants than in other more developed markets.

Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Indian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Non-Diversified Fund Risk. Since the Fund is nondiversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. The table compares the performance to the Morgan Stanley Capital International (MSCI) India Index (net of foreign withholding taxes) and the Lipper Emerging Markets Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge, which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	2nd quarter, 2009	52.17%
Worst Quarter	4th quarter, 2008	–27.39%

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)
	Past 1 Year	Life of Fund Since 4/30/07
CLASS A SHARES
Return Before Taxes	21.05%	3.30%
Return After Taxes on Distributions	21.05	3.30
Return After Taxes on Distributions and Sale of Fund Shares	13.68	2.82
CLASS C SHARES
Return Before Taxes	26.16	4.31
SELECT CLASS SHARES
Return Before Taxes	28.06	5.06
MSCI INDIA INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	20.95	9.31
LIPPER EMERGING MARKETS FUNDS INDEX
(Reflects No Deduction for Taxes)	20.14	5.19

After-tax returns are shown only for the Class A Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Edward Pulling	2007	Managing Director
Rukhshad Shroff	2007	Managing Director
Rajenda Nair	2007	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FEBRUARY 28, 2011	21

JPMorgan International Equity Fund

Class/Ticker:

A/JSEAX; B/JSEBX; C/JIECX; Select/VSIEX

What is the goal of the Fund?

The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 73 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.49	0.49	0.49	0.49
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.24	0.24	0.24	0.24
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.55	2.05	2.05	1.30
Fee Waivers and Expense Reimbursements[1]	(0.23)	(0.23)	(0.23)	(0.23)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.32	1.82	1.82	1.07

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.31%, 1.81%, 1.81% and 1.06%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	652	968	1,305	2,255
CLASS B SHARES ($)	685	921	1,282	2,233
CLASS C SHARES ($)	285	621	1,082	2,361
SELECT CLASS SHARES ($)	109	389	691	1,548

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	652	968	1,305	2,255
CLASS B SHARES ($)	185	621	1,082	2,233
CLASS C SHARES ($)	185	621	1,082	2,361
SELECT CLASS SHARES ($)	109	389	691	1,548

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various market capitalizations , including foreign subsidiaries of U.S. companies.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser will seek to diversify the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one region or country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the adviser may select from time to time. A substantial part of the Fund’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

FEBRUARY 28, 2011	23

JPMorgan International Equity Fund (continued)

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctua-

tions. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class A and Class B Shares is based on the performance of Select Class Shares prior to the inception of Class A and Class B Shares, respectively. The performance of Class C Shares is based on the performance of Class B Shares prior to the inception of Class C Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because they have higher expenses than Select Class Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Best Quarter	2nd quarter, 2009	25.42%
Worst Quarter	4th quarter, 2008	–19.74%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	7.33%	2.94%	3.89%
Return After Taxes on Distributions	7.19	0.35	2.46
Return After Taxes on Distributions and Sale of Fund Shares	5.14	2.13	3.15
CLASS A SHARES
Return Before Taxes	1.40	1.59	3.05
CLASS B SHARES
Return Before Taxes	1.43	1.74	3.16
CLASS C SHARES
Return Before Taxes	5.36	2.11	3.11
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	7.75	2.46	3.50
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	8.82	2.33	3.06

After-tax returns are shown only for the Select Class Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
James Fisher	1999	Managing Director
Thomas Murray	2004	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FEBRUARY 28, 2011	25

JPMorgan International Equity Index Fund

Class/Ticker:

A/OEIAX; B/OGEBX; C/OIICX; Select/OIEAX

What is the goal of the Fund?

The Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Gross Domestic Product (GDP) Index.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 73 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.54	0.53	0.53	0.53
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.29	0.28	0.28	0.28
Acquired Fund Fees and Expenses	0.03	0.03	0.03	0.03

Total Annual Fund Operating Expenses	1.37	1.86	1.86	1.11
Fee Waivers and Expense Reimbursements[1]	(0.27)	(0.03)	(0.03)	(0.26)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.10	1.83	1.83	0.85

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.07%, 1.80%, 1.80% and 0.82%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	631	911	1,211	2,063
CLASS B SHARES ($)	686	882	1,203	2,050
CLASS C SHARES ($)	286	582	1,003	2,177
SELECT CLASS SHARES ($)	87	327	586	1,328

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	631	911	1,211	2,063
CLASS B SHARES ($)	186	582	1,003	2,050
CLASS C SHARES ($)	186	582	1,003	2,177
SELECT CLASS SHARES ($)	87	327	586	1,328

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in common stocks (including American Depositary Receipts), preferred stocks, convertible securities (provided they are traded on an exchange or over-the-counter), warrants, receipts and other equity securities that comprise the index or indices identified by the Fund. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund invests mainly in foreign stocks included in the MSCI EAFE GDP Index1. The Fund also may invest in stock index futures. The Fund’s adviser attempts to track the performance of the MSCI EAFE GDP Index to achieve a correlation of 0.90 between the performance of the Fund and that of the MSCI EAFE GDP Index, without taking into account the Fund’s expenses. Perfect correlation would be 1.00. Most of the Fund’s assets will be denominated in foreign currencies.

Up to 10% of the Fund’s assets may be invested in securities of emerging international markets included in the Morgan Stanley Emerging Market Free Index, such as Mexico, Chile, Brazil, India and South Africa. These investments may be made directly or through local exchanges, through publicly traded closed-end investment companies or through “passive foreign investment companies.” The Fund’s adviser selects securities of emerging markets based on size, risk and the ease of investing in the country’s market (e.g., reasonable settlement procedures).

Up to 20% of the Fund’s assets may be invested in debt securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies, or instrumentalities, or by supranational issuers rated in one of the three highest rating categories.

The Fund may utilize exchange-traded futures for the efficient management of cash flows.

1	MSCI EAFE GDP Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Index Investing. The Fund attempts to track the performance of the MSCI EAFE GDP Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities. There is also the risk that the Fund’s performance may not correlate with the performance of the index.

FEBRUARY 28, 2011	27

JPMorgan International Equity Index Fund (continued)

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Gross Domestic Product (GDP) Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index include the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	26.81%
Worst Quarter	4th quarter, 2008	–20.74%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	4.84%	2.43%	3.90%
Return After Taxes on Distributions	4.46	1.49	3.31
Return After Taxes on Distributions and Sale of Fund Shares	3.68	1.99	3.29
CLASS A SHARES
Return Before Taxes	(0.94)	1.07	3.06
CLASS B SHARES
Return Before Taxes	(1.15)	1.06	3.03
CLASS C SHARES
Return Before Taxes	2.85	1.45	2.89
MSCI EAFE GDP INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	3.14	1.31	3.32
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	8.82	2.33	3.06

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Bala Iyer	2004	Managing Director
Nicholas D’Eramo	2006	Vice President
Michael Loeffler	2004	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FEBRUARY 28, 2011	29

JPMorgan International Opportunities Fund

Class/Ticker:

A/JIOAX; B/JIOBX; C/JIOCX; Select/JIOSX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 73 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.51	0.51	0.51	0.51
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.26	0.26	0.26	0.26
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.37	1.87	1.87	1.12
Fee Waivers and Expense Reimbursements¹	(0.05)	NONE	NONE	(0.05)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements¹	1.32	1.87	1.87	1.07

1	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.31%, 1.92%, 1.92% and 1.06%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	652	931	1,231	2,081
CLASS B SHARES ($)	690	888	1,211	2,060
CLASS C SHARES ($)	290	588	1,011	2,190
SELECT CLASS SHARES ($)	109	351	612	1,359

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	652	931	1,231	2,081
CLASS B SHARES ($)	190	588	1,011	2,060
CLASS C SHARES ($)	190	588	1,011	2,190
SELECT CLASS SHARES ($)	109	351	612	1,359

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, Hong Kong, Singapore, the United Kingdom, and most of the countries of Western Europe; emerging markets include most other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, privately placed securities and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund will invest substantially in securities denominated in foreign currencies and may seek to enhance returns and manage currency risk where appropriate through managing currency exposure.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and securities selection.

The adviser selects securities for the Fund’s portfolio using its own investment process to determine which companies it believes are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Securities in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis, the adviser develops proprietary research, primarily on companies but also on countries and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

Fundamental stock research is used to produce a ranking of companies in each industry group according to their relative value. The Fund’s adviser then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund may invest a substantial part of its assets in just one region or country.

FEBRUARY 28, 2011	31

JPMorgan International Opportunities Fund (continued)

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S.

dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Select Class Shares, Class A Shares and Class B Shares prior to their inception is based on the performance of a class of shares of the Fund that operated in a master-feeder structure and which had similar expenses to Select Class Shares. The performance of Class C Shares is based on the performance of Class B Shares prior to the inception of Class C Shares. The actual returns of Class A Shares, Class B Shares and Class C Shares would have been lower than those shown because they have higher expenses than the class of shares that operated in a master-feeder structure. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Best Quarter	2nd quarter, 2009	23.69%
Worst Quarter	4th quarter, 2008	–19.96%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	9.08%	3.57%	3.51%
Return After Taxes on Distributions	8.52	3.19	3.10
Return After Taxes on Distributions and Sale of Fund Shares	6.29	2.99	2.90
CLASS A SHARES
Return Before Taxes	3.10	2.21	2.53
CLASS B SHARES
Return Before Taxes	3.20	2.43	2.69
CLASS C SHARES
Return Before Taxes	7.26	2.80	2.62
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	7.75	2.46	3.50
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	8.82	2.33	3.06

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jeroen Huysinga	2000	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FEBRUARY 28, 2011	33

JPMorgan International Value Fund

Class/Ticker:

A/JFEAX; B/JFEBX; C/JIUCX; Select/JIESX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 73 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.50	0.50	0.50	0.50
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.25	0.25	0.25	0.25

Total Annual Fund Operating Expenses	1.35	1.85	1.85	1.10

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses shown in the fee table. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	655	930	1,226	2,064
CLASS B SHARES ($)	688	882	1,201	2,039
CLASS C SHARES ($)	288	582	1,001	2,169
SELECT CLASS SHARES ($)	112	350	606	1,340

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	655	930	1,226	2,064
CLASS B SHARES ($)	188	582	1,001	2,039
CLASS C SHARES ($)	188	582	1,001	2,169
SELECT CLASS SHARES ($)	112	350	606	1,340

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index, which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund invests are common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The Fund’s sector weightings generally approximate those of the MSCI EAFE Value Index, although the Fund does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser’s fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund’s management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

•	value characteristics such as low price-to-book and price-to-earnings ratios;

•	catalysts that could trigger a change in a stock’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund may invest a substantial part of its assets in just one region or country.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S.

FEBRUARY 28, 2011	35

JPMorgan International Value Fund (continued)

dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes) and the Lipper International Large-Cap Value Funds Average, an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper average includes the expenses of the mutual funds included in the average. The performance of Select Class Shares, Class A Shares and Class B Shares prior to their inception is based on the performance of a class of shares of the Fund that operated in a master-feeder structure and which had similar expenses to Select Class Shares. The performance of Class C Shares is based on the performance of Class B Shares prior to the inception of Class C Shares. The actual returns of Class A Shares, Class B Shares and Class C Shares would have been lower than those shown because they have higher expenses than the class of shares that operated in a master-feeder structure. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	25.00%
Worst Quarter	3rd quarter, 2002	–20.92%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	9.25%	3.25%	4.62%
Return After Taxes on Distributions	8.51	2.50	3.57
Return After Taxes on Distributions and Sale of Fund Shares	6.50	2.56	3.43
CLASS A SHARES
Return Before Taxes	3.14	1.88	3.84
CLASS B SHARES
Return Before Taxes	3.40	2.11	4.00
CLASS C SHARES
Return Before Taxes	7.42	2.49	3.94
MSCI EAFE VALUE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	3.25	1.37	4.19
LIPPER INTERNATIONAL LARGE-CAP VALUE FUNDS AVERAGE
(Reflects No Deduction for Taxes)	5.19	1.19	4.20

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Gerd Woort-Menker	2002	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FEBRUARY 28, 2011	37

JPMorgan Intrepid European Fund

Class/Ticker:

A/VEUAX; B/VEUBX; C/VEUCX; Select/JFESX

What is the goal of the Fund?

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 73 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your Investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.76	0.76	0.76	0.77
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.51	0.51	0.51	0.52
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.67	2.17	2.17	1.43
Fee Waivers and Expense Reimbursements¹	(0.16)	(0.16)	(0.16)	(0.17)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement¹	1.51	2.01	2.01	1.26

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50%, 2.00%, 2.00% and 1.25%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	671	1,009	1,371	2,385
CLASS B SHARES ($)	704	964	1,350	2,364
CLASS C SHARES ($)	304	664	1,150	2,491
SELECT CLASS SHARES ($)	128	436	765	1,698

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	671	1,009	1,371	2,385
CLASS B SHARES ($)	204	664	1,150	2,364
CLASS C SHARES ($)	204	664	1,150	2,491
SELECT CLASS SHARES ($)	128	436	765	1,698

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 381% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The Fund may utilize exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser uses a bottom-up stock selection process that focuses on the value and growth characteristics of stocks to decide which stocks to buy and sell.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Nether-lands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other Western European countries which the adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the adviser believes are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund’s assets will usually be invested in a number of different Western European countries, the Fund may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political

FEBRUARY 28, 2011	39

JPMorgan Intrepid European Fund (continued)

and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI) Europe Index (net of foreign withholding taxes) and the Lipper European Region Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of the Select Class Shares is based on the performance of Class A Shares prior to the inception of the Select Class Shares. The actual returns of the Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge, which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	2nd quarter, 2009	23.96%
Worst Quarter	3rd quarter, 2008	–23.67%

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	3.65%	2.06%	6.18%
Return After Taxes on Distributions	3.49	0.83	4.91
Return After Taxes on Distributions and Sale of Fund Shares	2.75	1.46	4.90
CLASS B SHARES
Return Before Taxes	3.80	2.27	6.25
CLASS C SHARES
Return Before Taxes	7.89	2.65	6.14
SELECT CLASS SHARES
Return Before Taxes	9.66	3.43	7.00
MSCI EUROPE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	3.88	2.85	3.27
LIPPER EUROPEAN REGION FUNDS INDEX
(Reflects No Deduction for Taxes)	10.37	5.19	4.68

After-tax returns are shown only for the Class A Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
John Baker	2005	Managing Director
Jonathan Ingram	2007	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FEBRUARY 28, 2011	41

JPMorgan Intrepid International Fund

Class/Ticker: A/JFTAX; C/JIICX; Select/JISIX

What is the goal of the Fund?

The Fund seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 73 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.85%	0.85%	0.85%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.63	0.64	0.52
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.38	0.39	0.27
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.74	2.25	1.38
Fee Waivers and Expense Reimbursements[1]	(0.23)	(0.24)	(0.12)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.51	2.01	1.26
1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50%, 2.00% and 1.25%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	671	1,023	1,399	2,451
CLASS C SHARES ($)	304	680	1,183	2,566
SELECT CLASS SHARES ($)	128	425	744	1,647

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	671	1,023	1,399	2,451
CLASS C SHARES ($)	204	680	1,183	2,566
SELECT CLASS SHARES ($)	128	425	744	1,647

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund’s assets also may be invested, to a limited extent, in

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, Hong Kong, the United Kingdom and most of the countries of Western Europe; emerging markets include most of the other countries in the world.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multifactor model is used to quantitatively rank securities in the Fund’s investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Fund that have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

FEBRUARY 28, 2011	43

JPMorgan Intrepid International Fund (continued)

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past nine calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class C Shares is based on the performance of Class A Shares prior to the inception of Class C Shares. Actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares. The performance of Select Class Shares is based on the performance of Institutional Class Shares prior to the inception of Select Class Shares. Actual returns of Select Class Shares would have been lower than those shown because Select Class Shares have higher expenses than Institutional Class Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge, which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	2nd quarter, 2009	24.47%
Worst Quarter	3rd quarter, 2008	–21.79%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Life of Fund Since 4/30/01
CLASS A SHARES
Return Before Taxes	6.09%	0.30%	2.81%
Return After Taxes on Distributions	6.04	0.15	2.67
Return After Taxes on Distributions and Sale of Fund Shares	4.44	0.48	2.55
CLASS C SHARES
Return Before Taxes	10.40	0.89	3.12
SELECT CLASS SHARES
Return Before Taxes	12.20	1.65	3.88
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	7.75	2.46	4.49
LIPPER INTERNATIONAL LARGE- CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	8.82	2.33	4.05

After-tax returns are shown only for the Class A Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Sandeep Bhargava	2005	Managing Director
Howard Williams	2005	Managing Director

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FEBRUARY 28, 2011	45

JPMorgan Latin America Fund

Class/Ticker: A/JLTAX; C/JLTCX; Select/JLTSX

What is the goal of the Fund?

The Fund will seek long-term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 73 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	1.68	1.69	1.33
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	1.43	1.44	1.08
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	2.94	3.45	2.34
Fee Waivers and Expense Reimbursements[1]	(1.03)	(1.04)	(0.68)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.91	2.41	1.66
1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.90%, 2.40% and 1.65%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	709	1,295	1,906	3,546
CLASS C SHARES ($)	344	963	1,704	3,661
SELECT CLASS SHARES ($)	169	665	1,189	2,624

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	709	1,295	1,906	3,546
CLASS C SHARES ($)	244	963	1,704	3,661
SELECT CLASS SHARES ($)	169	665	1,189	2,624

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in securities of Latin American issuers and other investments that are tied economically to

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Latin America. “Assets” means net assets, plus the amount of borrowings for investment purposes. Latin America includes, but is not limited to, Argentina, Brazil, Chile, Colombia, Ecuador, Guatemala, Mexico, Peru, Panama and Venezuela. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

The Fund’s adviser considers a number of factors to determine whether an investment is tied economically to Latin America including: the source of government guarantees (if any); the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country in Latin America or the Latin American region; and whether the investment is exposed to the economic fortunes and risks of a particular country in Latin America or the Latin American region.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Latin America Index.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

Investment Process: The adviser focuses on active and fundamental research, relying less on published data and more on subjective analysis conducted primarily through company visits by locally-based country specialists.

In managing the Fund, the adviser seeks to add value primarily through stock selection decisions. Thus, decisions about country weightings are secondary to those about the individual stocks, which make up the portfolio. The portfolio manager is primarily responsible for implementing the recommendations of our country specialists, who make their recommendations based on the stock ranking system.

The primary emphasis in selecting securities for the Fund is on bottom-up stock research conducted by country specialists, while macro research is used as a framework for the analysis.

The Fund will sell securities if the adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available.

The Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Latin American Market Risk. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation (in some cases substantial and prolonged), and unemployment rates generally characterize each economy. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of the Fund.

Governments of many Latin American countries exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability.

Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Latin American securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

FEBRUARY 28, 2011	47

JPMorgan Latin America Fund (continued)

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Non-Diversified Fund Risk. Since the Fund is nondiversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Latin America Index (net of foreign withholding taxes) and the Lipper Latin American Funds Average, an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper average includes the expenses of the mutual funds included in the average. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge, which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	2nd quarter, 2009	44.20%
Worst Quarter	4th quarter, 2008	–38.26%

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)
	Past 1 Year	Life of Fund Since 2/28/07
CLASS A SHARES
Return Before Taxes	16.14%	11.71%
Return After Taxes on Distributions	16.14	10.90
Return After Taxes on Distributions and Sale of Fund Shares	10.49	9.66
CLASS C SHARES
Return Before Taxes	20.96	12.71
SELECT CLASS SHARES
Return Before Taxes	22.86	13.55
MSCI EMERGING MARKETS LATIN AMERICA INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	14.89	15.54
LIPPER LATIN AMERICAN FUNDS AVERAGE
(Reflects No Deduction for Taxes)	19.97	11.65

After-tax returns are shown only for the Class A Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Luis Carrillo	2007	Managing Director
Sebastian Luparia	2007	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FEBRUARY 28, 2011	49

JPMorgan Russia Fund

Class/Ticker: A/JRUAX; C/JRUCX; Select/JRUSX

What is the goal of the Fund?

The Fund will seek long-term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 73 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	1.25%	1.25%	1.25%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	1.46	1.50	1.47
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other
Expenses	1.21	1.25	1.22
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund
Operating Expenses	2.97	3.51	2.73
Fee Waivers and Expense Reimbursements[1]	(0.96)	(1.00)	(0.97)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	2.01	2.51	1.76
1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A and Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, Dividend Expenses on Short Sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 2.00%, 2.50% and 1.75%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	718	1,310	1,925	3,578
CLASS C SHARES ($)	354	984	1,737	3,717
SELECT CLASS SHARES ($)	179	755	1,358	2,990

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	718	1,310	1,925	3,578
CLASS C SHARES ($)	254	984	1,737	3,717
SELECT CLASS SHARES ($)	179	755	1,358	2,990

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in equity securities of Russian companies or instruments that have similar economic

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

characteristics. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund may, to a lesser extent, invest in equity securities of companies located in the former Soviet Union countries other than Russia, or instruments that have similar economic characteristics. A Russian company is any company: that is organized under the laws of, or has a principal office in Russia; the principal securities market for which is Russia; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in Russia; or at least 50% of the assets of which are located in Russia.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

Investment Process: In managing the Fund, the adviser will use an active style of portfolio management which focuses on bottom-up stock selection conducted by experienced country specialists.

In managing the Fund, the adviser seeks to add value primarily through stock selection decisions. The adviser places a strong emphasis on bottom-up stock research conducted by country specialists. Macro research is used as a framework for this bottom-up analysis. The investment process is characterized by identifying and purchasing securities issued by high quality companies with sustainable earnings growth on attractive valuations, and avoiding overvalued stocks and markets. The adviser prefers to construct a concentrated portfolio, thereby facilitating greater knowledge of the underlying holdings.

The Fund will sell securities if the adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if the adviser believes that more attractive opportunities are available.

The Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Russian Market Risk. Investing in Russian securities is highly speculative and involves significant risks and special considerations. Since the breakup of the Soviet Union in 1991, Russia continues to experience dramatic political and social change. Though Russia has been transitioning from a centrally controlled command system to a more market-oriented democratic model, recent political developments have trended back to high government involvement and centralized control in some industries, such as Russia’s oil and gas industries. The Russian securities markets are substantially smaller, less liquid and more volatile than the securities markets in the U.S., with a few issuers representing a large percentage of market capitalization and trading volume.

The Fund may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments. There is the potential for expropriation, dilution, devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities. The Russian economy is heavily dependent upon the export of commodities including most industrial metals, forestry products, oil and gas. Accordingly, it is strongly affected by international commodity prices and global demand for these products. Furthermore, it is possible that the Fund’s ownership rights could be lost through fraud or negligence because ownership of shares in Russian companies is recorded by the companies themselves and by registrars instead of through a central registration system. Since the Russian banking institutions and registrars are not guaranteed by the state, the Fund may not be able to pursue claims on behalf of the Fund’s shareholders.

Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Russian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

FEBRUARY 28, 2011	51

JPMorgan Russia Fund (continued)

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Non-Diversified Fund Risk. Since the Fund is nondiversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class A Shares over the past three calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Russia Index (net of foreign withholding taxes) and the Lipper Emerging Markets Funds Index, an index based on the total return of all funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge, which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	2nd quarter, 2009	56.75%
Worst Quarter	4th quarter, 2008	–60.40%

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)
	Past 1 Year	Life of Fund Since 2/28/07
CLASS A SHARES
Return Before Taxes	25.50%	(2.43)%
Return After Taxes on Distributions	25.50	(2.62)
Return After Taxes on Distributions and Sale of Fund Shares	16.57	(2.10)
CLASS C SHARES
Return Before Taxes	30.82	(1.56)
SELECT CLASS SHARES
Return Before Taxes	32.77	(0.79)
MSCI RUSSIA INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	19.07	(4.16)
LIPPER EMERGING MARKETS FUNDS INDEX
(Reflects No Deduction for Taxes)	20.14	7.28

After-tax returns are shown only for the Class A Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Oleg Biryulyov	2007	Managing Director
Vitaly Kazakov	2007	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FEBRUARY 28, 2011	53

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Each of the Funds

The main investment strategies for a particular Fund are summarized in the Fund’s Risk/Return Summary. Each Fund will invest primarily in equity securities as described in its Risk/Return Summary. These equity securities may include:

•	common stock

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

•	privately placed securities (except for International Equity Fund, International Equity Index Fund, and Intrepid International Fund)

The main investment strategies for each Fund may also include:

•	real estate investment trusts (REITs) which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate

•	foreign securities, which may be in the form of depositary receipts

•	securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which a Fund may invest

•	derivatives, including futures, options, swaps and forwards

Although not main strategies, the Funds may also utilize:

•	high yield securities which are below investment grade (junk bonds) and securities in the lowest investment grade category.

•	sovereign debt

•	corporate debt

•	securities lending

•	other investment companies

•

exchange-traded funds (ETFs) which are registered investment companies whose shares are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index

•	affiliated money market funds

•	closed-end investment companies

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and forwards to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Each Fund may utilize these investment strategies to a greater or lesser degree.

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

Asia Equity Fund

Asian Market Risk. The small size of securities markets and the low trading volume in many countries in the Asian Region may lead to a lack of liquidity. Also, some Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Many of the currencies in Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Fund.

The trading volume on some Asian stock exchanges is much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

China Region Fund

The Fund is not constrained by capitalization or style limits.

The Fund may invest any portion of its assets that is not in equity securities of China region companies in high quality short-term

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

money market instruments, repurchase agreements or equity securities of companies in countries outside of China or Taiwan. These instruments may be denominated in various currencies. The Fund’s sub-adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

The sub-adviser believes that the China region markets are inefficient and immature as demonstrated by the high and variable volatility of many regional markets and the share prices of many companies resulting from the high participation by speculative retail investors. The sub-adviser believes that the pricing anomalies in these markets, and the fact that publicly available information is limited, create attractive investment opportunities for experienced and knowledgeable professional investors.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund may invest in high yield securities which are below investment grade (junk bonds) and securities in the lowest investment grade category.

China Region Risk. Investments in China and Taiwan are subject to legal, regulatory, monetary and economic risks. Investments involve political and legal uncertainties, currency fluctuations and aggressive currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by greater price volatility.

China is dominated by the one-party rule of the Communist Party, and hence through the Communist Party, the Chinese government exercises significant control over China’s economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy, and providing preferential treatment to particular industries or companies.

Though Taiwan is not dominated by one-party rule and employs a free market economy, Taiwan’s political and economic relationship with China, particularly the continuing disagreement as to Taiwan’s sovereignty, could adversely impact investments in Taiwan.

The growing interconnectivity of global economies and financial markets has increased the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. In particular, the adoption or continuation of protectionist trade policies by one or more countries, or a slowdown in the U.S. economy, could lead to a decrease in demand for Chinese and Taiwanese products and reduced flows of private capital to these economies.

Brokerage commissions and other fees generally are higher for securities traded in Chinese and Taiwanese markets. Government supervision and regulation of Chinese and Taiwanese stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing transactions and custody in China and Taiwan also may involve delays in payment, delivery or recovery of money or investments.

Companies in the China region may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about China region companies than about most U.S. companies.

At times, there is a high correlation among the Chinese and Taiwanese markets. Accordingly, because the Fund invests its assets primarily in these markets, it is subject to much greater risks of adverse events that occur in those markets and may experience greater volatility than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, including conflicts and currency devaluations, even in countries in which the Fund is not invested, may adversely affect security values in other countries in the region and thus the Fund’s holdings.

The universe of A-share issues currently available in China to the sub-adviser may be limited as compared with the universe of equity securities available in other markets. There may also be a lower level of liquidity in China A-share markets, which are relatively smaller in terms of both combined total market value and the number of A-shares which are available for investment as compared to other markets. This could potentially lead to severe price volatility in China A-shares.

Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If China region securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

Emerging Markets Equity Fund

The adviser believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. The adviser believes that corporate disclosure and transparency can vary widely, thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

India Fund

Indian Market Risk. Investments in India can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world.

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More About the Funds (continued)

Political and economic structures in India generally lack the social, political and economic stability of more developed nations. The share prices of companies in India tend to be volatile and there is a significant possibility of loss. Governmental actions can have a significant effect on the economic conditions in India, which could adversely affect the value and liquidity of the Fund’s investments. Although the government of India has recently begun to institute economic reform policies, there can be no assurance that it will continue to pursue such policies or, if it does, that such policies will succeed. Recently, certain policies have served to restrict foreign investment, and such policies may have the effect of reducing demand for such investments.

The laws of India relating to the limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed or different from such laws in the United States. The risk of loss may also be increased because there may be less information available about Indian issuers because they are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the United States. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets. The companies in which the Fund may invest may issue securities with differential rights as to dividends, voting or otherwise to shares purchased by the Fund.

It may be more difficult to obtain and/or enforce a judgment in the courts of India than it is in the United States. In addition, unanticipated political or social developments, as well as the regional instability caused by India’s relationship with its neighbor Pakistan, may affect the value of the Fund’s investments in India and the availability to the Fund of additional investments. Monsoons and other natural disasters also can affect the value of Fund investments, as can the threat of terrorist activity within India’s borders.

The stock markets in India are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations. The securities industry in India is comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India and a shortage of vault capacity and trained personnel has existed among qualified custodial Indian banks. The Fund may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the Fund to invest its assets may be impaired.

Settlement of securities transactions in India are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund was heavily invested, the Fund’s ability to redeem Fund shares could become correspondingly impaired. To mitigate these risks, the Fund may maintain a higher cash position than it otherwise would, thereby possibly diluting its return, or the Fund may have to sell more liquid securities which it would not otherwise choose to sell.

Because investing in India involves investing in rupees, the value of the assets of the Fund as measured by U.S. dollars may be adversely affected by changes in currency exchange rates. Such rates may fluctuate significantly over short periods of time causing the Fund’s net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. At times the portfolio manager may (but is not required to) use hedging techniques (such as forward contracts and options) to attempt to mitigate the adverse effects of foreign currency fluctuations.

Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Indian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

Intrepid European Fund

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P) or Fitch Ratings (Fitch) or the equivalent by another national rating organization, meaning that such securities will carry a minimum rating of Baa3, BBB–, or BBB–, respectively, or in securities that are unrated but are deemed by the adviser to be of comparable quality. No more than 20% of the Fund’s assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund’s assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

The Fund may also invest in corporate bonds, municipal bonds, inflation-linked debt securities and debt securities issued by governmental entities and private issuers.

Latin America Fund

Latin American Market Risk. The economies of countries in Latin America are all considered emerging market economies. In the past, many Latin American countries have experienced high

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

interest, inflation and unemployment rates. Currency devaluations in any country can have a significant effect on the entire region. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the Fund invests, and therefore, the value of Fund shares. As noted, in the past, many Latin American countries experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds or sales of securities. The Fund could be adversely affected by delays in, or refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. The Fund will not invest more than 15% of its net assets in securities that are subject to material legal restrictions on repatriation. Certain Latin American countries may impose taxes on capital flows into or out of the country. If this occurs, the Fund may be adversely affected because such taxes would decrease the yield on the Fund’s investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse affects on the markets of both participating and nonparticipating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other more developed countries.

The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Latin American securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

Russia Fund

Russian Market Risk. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries.

Since the breakup of the Soviet Union in 1991, Russia has experienced and continues to experience dramatic political and social change. Russia has been transitioning from a centrally controlled command system to a more market-oriented democratic model, though recent political developments have trended back to high government involvement and centralized control in some industries, such as Russia’s oil and gas industries. The Fund may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments.

The Russian securities markets are substantially smaller, less liquid and more volatile than the securities markets in the U.S.

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More About the Funds (continued)

A few issuers represent a large percentage of market capitalization and trading volume. Due to these factors and despite the Fund’s policy on liquidity, it may be difficult for the Fund to buy or sell some securities because of poor liquidity.

Reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards may not be available.

There is the potential for unfavorable action such as expropriation, dilution, devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities. The Fund’s investments will include investments in Russian companies that have characteristics and business relationships common to companies outside of Russia, and as a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products and oil and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

Ownership of shares in Russian companies is recorded by the companies themselves and by registrars instead of through a central registration system. It is possible that the Fund’s ownership rights could be lost through fraud or negligence. Since the Russian banking institutions and registrars are not guaranteed by the state, the Fund may not be able to pursue claims on behalf of the Fund’s shareholders.

Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Russian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

NON-FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. None of the Funds have fundamental investment objectives, and each may be changed without the consent of a majority of the outstanding shares of a Fund.

INVESTMENT RISKS

There can be no assurance that the Funds will achieve their investment objectives.

The main risks associated with investing in each Fund are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Please note that each Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Funds” later in the prospectus and in the statement of additional information.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.

Convertible Securities Risk. (applicable to all Funds except International Equity Index Fund and Russia Fund). A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Foreign Securities and Emerging Market Risks. To the extent a Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The risks associated with foreign securities are magnified in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. As a result, the Fund is intended for investors who are able to sustain sudden, and some times substantial, fluctuations in the value of their investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

Depositary Receipt Risk (applicable to all Funds except the China Region Fund). The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that a Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. A Fund may also hedge from one foreign currency to another.

In addition, a Fund’s use of currency hedging may not be successful and the use of such strategies may lower a Fund’s potential returns.

Smaller Cap Company Risk (Small Cap Company and Mid Cap Company Risk) (applicable only to China Region Fund, India Fund, International Equity Fund, International Opportunities Fund, International Value Fund, Latin America Fund and Russia Fund). Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

Value Investing Risk (applicable to International Value Fund only). Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Securities Lending Risk. Certain Funds engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments

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More About the Funds (continued)

in the market, a Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause a Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

High Portfolio Turnover Risk (applicable to Asia Equity Fund, China Region Fund, Emerging Economies Fund, International Value Fund, Intrepid European Fund, Intrepid International Fund and Latin America Fund). A Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. A Fund may need to sell its holdings in order to meet shareholder redemption requests. A Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Exchange-Traded Fund (ETF) and Investment Company Risk. A Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when a Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Derivatives Risk. The Funds may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counter-party risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect of the increase or decrease in the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Geographic Focus Risk. Certain of the Funds may focus their investments in a region or small group of countries. As a result, a Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Credit Risk. The Fund’s investments are subject to the risk that an issuer or the counterparty will fail to make payments when due or default completely on securities, repurchase agreements or other investments held by the Fund. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

difficult for the Fund to sell the security. The Funds may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

High Yield Securities Risk. The Fund may invest in debt securities that are considered to be speculative (also known as junk bonds). These investments may be issued by companies which may be highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and a Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Inflation-Linked Securities Risk (applicable to Intrepid European Fund only). Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (such as real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. A Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of inflation calculated by the index. In addition, inflation-linked securities are subject to the risk that the CPI or other relevant index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly- owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

For more information about risks associated with the types of investments that the Funds purchase, please read the “Risk/ Return Summaries,” the “Risk and Reward Elements for the Funds” later in the prospectus and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

FEBRUARY 28, 2011	61

More About the Funds (continued)

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

Whether engaging in temporary defensive purposes or otherwise, the International Equity Index Fund may not hold more than 10% of its total assets in cash and cash equivalents. These amounts are in addition to assets held for derivative margin deposits or other segregated accounts.

EXPENSE LIMITATION

Emerging Markets Equity Fund

The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 2.00%, 2.50%, 2.50% and 1.75%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

International Value Fund

The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent that Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, Dividend Expenses on Short Sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.35%, 1.85%, 1.85% and 1.10%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Additional Historical Performance Information

Asia Equity Fund

Historical performance shown for Select Class Shares prior to inception on 6/28/02 is based on the performance of Class A Shares, which invests in the same portfolio of securities. The actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares.

Emerging Economies Fund

Subsequent to the inception of the Fund on 2/28/08 until 11/1/10, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Emerging Markets Equity Fund

Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The returns for the Select Class Shares before they were launched on 9/10/01 and for the Class A, Class B and Class C Shares from 1/1/00 to 9/10/01 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A, Class B and Class C Shares (during this period, therefore, the performance of Class A, Class B and Class C Shares would have been lower because they have higher expenses). The returns for the Class A and Class B Shares from 9/10/01 to 9/28/01 (the date Class A and Class B Shares were launched) is based on the performance of Select Class Shares. The performance in the table for the period before Class C Shares were launched on 2/28/06 is based on the performance of the Class B Shares of the Fund, which have similar expenses, except for the differences in the deferred sales charges of the classes. During these periods, the actual returns of Class A, Class B and Class C shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than the Select Class Shares and the former feeder.

International Equity Fund

Historical performance shown for Class A and Class B Shares prior to their inception on 2/28/02 is based on the performance of the Select Class Shares of the Fund, which invests in the same portfolio of securities. The performance shown for Class C Shares prior to their inception on 1/31/03 is based on the performance of the Class B Shares, which have similar expenses, except for the differences in the deferred sales charges of the classes. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expense ratios than Select Class Shares.

International Opportunities Fund

Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The returns for the Select Class Shares, Class A and Class B Shares before they were launched on 9/10/01 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A and Class B Shares (during this period, therefore, the performance of Class A and Class B Shares would have been lower because they have higher expenses). The perform-

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

ance in the table for the period before Class C Shares were launched on 7/31/07 is based on the performance of the Class B Shares of the Fund, which have similar expenses, except for the differences in the deferred sales charges of the classes. During these periods, the actual returns of Class A, Class B and Class C shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than the Select Class Shares and the former feeder.

International Value Fund

Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The returns for the Select Class Shares, Class A and Class B Shares before they were launched on 9/10/01 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A and Class B Shares (during this period, therefore, the performance of Class A and Class B Shares would have been lower because they have higher expenses). The performance in the table for the period before Class C Shares were launched on 7/11/06 is based on the performance of the Class B Shares of the Fund, which have similar expenses, except for the differences in the deferred sales charges of the classes. During these periods, the actual returns of Class A, Class B and Class C shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than the Select Class Shares and the former feeder.

Intrepid European Fund

Historical performance shown for Select Class Shares prior to their inception on 9/10/01 is based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities. The actual returns of Select Class Shares would have been different than the returns shown because Select Class Shares have different expense ratios than Class A Shares.

Intrepid International Fund

The performance in the table for the period before Class C Shares were launched on 2/28/06 is based on the performance of the Class A Shares of the Fund. During these periods, the actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares. The performance in the table for the period before Select Class Shares were launched on 2/28/06 is based on the performance of the Institutional Class Shares of the Fund, whose shares are not offered in this prospectus. The actual returns of the Select Class Shares would have been lower than those shown because Select Class Shares have higher expenses than Institutional Class Shares. Class A Shares, Class C Shares, Select Class Shares and Institutional Class Shares all invest in the same portfolio of securities. Prior to 12/15/05, the Fund was managed in a tax-sensitive manner, and the Fund may have performed differently had it not been so managed.

FEBRUARY 28, 2011	63

The Funds’ Management and Administration

Each Fund, with the exception of the International Equity Index Fund, is a series of JPMorgan Trust I, a Delaware statutory trust. The International Equity Index Fund is a series of JPMorgan Trust II, a Delaware statutory trust (each a “Trust” and together the “Trusts”). Each Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Funds and makes the day-today investment decisions for the Emerging Economies Fund, Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund, International Value Fund, Intrepid European Fund, Intrepid International Fund, Latin America Fund and Russia Fund. JPMIM is located at 270 Park Avenue, New York, NY 10017.

JF International Management, Inc. (JFIMI) is the sub-adviser to the Asia Equity Fund, China Region Fund and the India Fund. It makes the day-to-day investment decisions for those Funds. JPMIM pays JFIMI a subadvisory fee for its services. JFIMI is located at 21/F, Chater House, 8 Connaught Road, Central Hong Kong.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

JFIMI is a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by JPMorgan Asset Management Holdings Inc.

During the most recent fiscal year ended 10/31/10, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Asia Equity Fund	1.00%
China Region Fund	0.00
Emerging Economies Fund	0.00
Emerging Markets Equity Fund	0.99
India Fund	0.06
International Equity Fund	0.61
International Equity Index Fund	0.55
International Opportunities Fund	0.59
International Value Fund	0.59
Intrepid European Fund	0.53
Intrepid International Fund	0.76
Latin America Fund	0.26
Russia Fund	0.43

A discussion of the basis the trustees of each trust used in reapproving the investment advisory agreements for the Funds is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

Asia Equity Fund

JFIMI is the sub-adviser to the Asia Equity Fund. The management team at JFIMI is led by Andrew Swan, Joshua Tay and Pauline Ng. Mr. Swan, Managing Director, has been with the sub-adviser since 1994 and has been an investment manager since 2004. Mr. Tay, Managing Director, has been a fund manager of JFIMI and its affiliates, since 1996. Ms. Ng, Managing Director, CPA and CFA charterholder, joined JFIMI and its affiliates in 2005. From 2001–2005, Ms. Ng worked as a Japan telecommunications analyst and then as a fund manager responsible for Malaysia and emerging Asia with Allianz Dresdner Asset Management.

China Region Fund

The management team is led by Howard Wang. Mr. Wang, a Managing Director, has been with JFIMI since 2005. Mr. Wang is a regional investment manager and head of the Greater China team which forms part of the Pacific Regional Group in Hong Kong. Prior to joining JFIMI, Mr. Wang was a Managing Director for Equities at Goldman Sachs and President of Goldman Sachs (Asia) Taipei branch and a Board Member of Goldman Sachs (Asia) LLC. Working with Mr. Wang is Emerson Yip. Mr. Yip, Managing Director, has been with JFIMI since 2006. Prior to joining JFIMI, Mr. Yip spent eight years at Newbridge Capital where he was a director responsible for managing funds dedicated to private equity investment opportunities throughout Asia.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Emerging Economies Fund

The management team is led by Anuj Arora. Mr. Arora, Vice President, is a portfolio manager within the Emerging Markets Equity Team based in New York. An employee since 2006, Mr. Arora is focused on portfolio construction and quantitative asset allocation for the Global Emerging Markets team. Prior to that, Mr. Arora was a quantitative analyst for Mesirow Financial from March 2003 through January 2006. Working with Mr. Arora are George Iwanicki, Jr. and Leon Eidelman. Mr. Iwanicki, Jr., Managing Director, is a portfolio manager and the global macro strategist within the Emerging Markets Equity Team based in New York. An employee since 1992, Mr. Iwanicki is responsible for portfolio construction and chairs the Asset Allocation Committee. Mr. Eidelman, Vice President and CFA charterholder, is a portfolio manager affiliated with the Global portfolios within the Emerging Markets Equity Team based in New York. An employee since 2002, Mr. Eidelman is responsible for portfolio management and implementation on the Global Emerging Markets team.

Emerging Markets Equity Fund

The management team is led by Austin Forey. Mr. Forey, a Managing Director, has been with JPMIM and its affiliates since 1988 and a portfolio manager since 1994. Working with Mr. Forey are Gregory A. Mattiko, Ashraf El Ansary and Richard Titherington. Mr. Mattiko is an Executive Director of JPMIM and has been with JPMIM since 2003. Mr. El Ansary is an Executive Director of JPMIM and has been an employee of JPMIM and its affiliates since 1999. Mr. Titherington, a Managing Director, is the chief investment officer and head of the Emerging Markets Equity Team. Mr. Titherington has been an employee of JPMIM and its affiliates since 1986.

India Fund

The management team is led by Edward Pulling. Mr. Pulling, a Managing Director, is a regional investment manager with the Pacific Regional Group in Hong Kong. He joined JFIMI in 1995 as an investment manager specializing in Asian emerging markets including the Indian subcontinent. Working with Mr. Pulling are Rukhshad Shroff and Rajenda Nair. Mr. Shroff, a Managing Director, is an investment manager and an India country specialist with the Pacific Regional Group in Hong Kong. Mr. Shroff joined Jardine Fleming Broking India Pvt. Ltd. (JFBIPL) in 1994 as an equity analyst. Mr. Shroff joined JFIMI in 2003. He is a CFA charterholder. Mr. Nair, Executive Director, is an investment manager and an India country specialist with the Pacific Regional Group in Hong Kong. Mr. Nair joined JFBIPL in 2000 and joined JFIMI in 2005.

International Equity Fund

The portfolio management team is overseen by James Fisher, a Managing Director of JPMIM. Mr. Fisher is the Director in charge of EAFE Funds. He has worked at JPMIM and its affiliates (or one of its predecessors) since 1985 in numerous investment roles. Mr. Fisher and Thomas Murray, a Managing Director at JPMIM, manage the Fund. Mr. Murray is a global sector specialist and has worked at JPMIM and its affiliates (or one of its predecessors) since 1996.

International Equity Index Fund

The Fund is managed by the Quantitative Team which is led by Bala Iyer, Ph.D., CFA. Dr. Iyer, a Managing Director of JPMIM, has served as the Director of quantitative research since 1995. Dr. Iyer has managed the Fund since January 2004. Nicholas D’Eramo, Vice President, is the portfolio manager responsible for the day-today management of the Fund, a position he has held since July 2006. Mr. D’Eramo has been employed by JPMIM or one of its affiliates since 2000. Michael Loeffler, Vice President and CFA charterholder, also participates in the management of the Fund, a position he has held since January 2004. Mr. Loeffler has been employed by JPMIM or one of its affiliates since 1999 when he joined as an investment operations analyst.

International Opportunities Fund

The management team is led by Jeroen Huysinga, Managing Director, who has been with JPMIM and its affiliates since 1997.

International Value Fund

The portfolio management team is led by Gerd Woort-Menker, Managing Director, who joined the team in 2002 and has been at JPMorgan Chase or its affiliates (or one of its predecessors) since 1987. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London.

Intrepid European Fund

The Fund is co-managed by Jonathan Ingram and John Baker. Mr. Ingram, Managing Director, leads the high alpha team of the JPMorgan Funds European Equity Group. Mr. Ingram has been with JPMIM and its affiliates since 2000. Mr. Ingram is a CFA charterholder. Mr. Baker, Managing Director, is a portfolio manager within the high alpha team of the JPMorgan Funds European Equity Group. Mr. Baker has been with JPMIM and its affiliates since 1994.

Intrepid International Fund

The management team is led by Sandeep Bhargava and Howard Williams. Mr. Bhargava, Managing Director, is a global equity portfolio manager in the Global Portfolios Group based in London. An employee of JPMIM and its affiliates since 1997,

FEBRUARY 28, 2011	65

The Funds’ Management and Administration (continued)

he previously was a product manager for India Asset Management in Asia. Prior to joining the firm, Mr. Bhargava spent two years managing Asian emerging market funds with a focus on technology and pharmaceuticals at Barclays Global Investors in London. Mr. Bhargava began his career lecturing at the University of York, combining this with consulting roles at a number of financial institutions including The World Bank in Washington D.C., ICICI in India and the United Nations Conference on Trade Development in Switzerland. Mr. Williams, Managing Director, is head of the Global Portfolios Group based in London. An employee of JPMIM and its affiliates since 1994, Mr. Williams was previously employed at Shell Pensions in London as senior portfolio manager and head of UK equities. Prior to that, Mr. Williams spent three years managing global invested offshore pension funds in Bermuda for Shell Trust. Mr. Williams also spent five years at Kleinwort Benson Investment Management as a portfolio manager specializing in UK equities. Mr. Williams began his career at James Capel & Co. Mr. Williams holds a M.A. in geography from Cambridge University.

Latin America Fund

The Latin America team is led by Luis Carrillo. Mr. Carrillo, Managing Director, is a portfolio manager in the Global Emerging Markets Group. Mr. Carrillo joined JPMIM in 1998. Previously, Mr. Carrillo was employed by several consulting firms where he offered strategic and financial advice concerning Latin America and Asia. Mr. Carrillo received a B.S. degree in engineering and a graduate degree in industrial engineering from the Universidad Anahuac in Mexico and an M.B.A. in Finance from the Wharton School of the University of Pennsylvania. Also part of the team is Sebastian Luparia. Mr. Luparia, Executive Director, is a portfolio manager within the Emerging Markets Equity Team. He joined JPMIM in 1996 and prior to joining the Emerging Markets Equity Team, he was a senior analyst for Latin American Natural Resources, Cement and Construction sectors and global coordinator for the Basic Materials sector. He holds a B.A. and M.A. in Economics from the Argentina Catolica University of Buenos Aires.

Russia Fund

Oleg Biryulyov, Managing Director, is the lead portfolio manager for the Fund. Mr. Biryulyov has been with JPMIM since 1994, and he is a country specialist and investment manager responsible for Russian equities in the Emerging Markets Equity Team based in Moscow. Previously, Mr. Biryulyov was a portfolio manager for Flemings Urals Regional Venture Fund. Mr. Biryulyov received a degree in economics from the Lomonosov Moscow State University. Mr. Biryulyov is a CFA charterholder. Also participating in the management of the Fund is Vitaly Kazakov. Mr. Kazakov, Vice President, is a research analyst country specialist within the Emerging

Markets Equity Team based in London. An employee since 2003, Vitaly previously held internships at Troika-Dialog Asset Management and the Economic Expert Group in Moscow. Vitaly obtained an M.A. in Economics from the New Economic School and an M.S. in Mathematics from the Moscow State University.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrators

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of each Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B, Class C and Select Class Shares of the each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM, and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

FEBRUARY 28, 2011	67

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Class A and Class C shares may be purchased by the general public.

Class B Shares may no longer be purchased or acquired by exchange from share classes other than Class B Shares. Any investment received by the Fund that is intended for Class B Shares will not be accepted and your investment will be returned.

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

Select Class Shares may also be purchased directly from the Funds by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by a Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Boards have adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements. Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A, Class B, Class C and Select Class Shares. Class A and Class C Shares are available to the general public. Select Class Shares are available to those investors meeting the class’ minimum and eligibility requirements. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other J.P. Morgan Funds; however, Class B Shares are no longer available for new purchases.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

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How to Do Business with the Funds (continued)

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class B Shares

Shareholders with investments in Class B Shares may continue to hold such shares until they convert to Class A Shares. However, no additional investments will be accepted in Class B Shares. Dividends and capital gain distributions may continue to be reinvested in Class B Shares until their conversion dates. In addition, shareholders invested in Class B Shares will be able to exchange those shares for Class B Shares of other J.P. Morgan Funds offering Class B Shares until they convert.

A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher Rule 12b-1 fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares.

Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

Select Class Shares

Select Class Shares do not have any sales charges or Rule 12b-1 fees. You must meet the minimum investment and eligibility requirement to purchase Select Class Shares.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

If you are eligible to purchase Select Class Shares, they would generally be the best choice because they offer the lowest expenses of the share classes offered in this prospectus.

You should also consider the Rule 12b-1 fees which are lower for Class A Shares than other share classes (except for Select Class Shares which have no Rule 12b-1 fees). These fees appear in the table called Annual Fund Operating Expenses.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Boards. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Boards, determines that the pricing service quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25 per Fund. If you already hold Class B Shares of a Fund you may purchase Class A or Class C Shares in the same Fund without regard to the initial minimum investment requirement, however, subsequent investment requirements will apply.

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain J.P. Morgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 are subject to a $200,000 minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005 without regard to this minimum. Officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code), of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $1,000 minimum investment requirement, provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

With respect to Select Class Shares for certain investors and Class A and Class C Shares, a lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information

FEBRUARY 28, 2011	71

How to Do Business with the Funds (continued)

within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

In which shares can I automatically invest on a systematic basis?

You may purchase additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100.

Officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates (“Eligible Investors”) may participate in automatic investments of Select Class Shares of the Funds from their bank account through a Systematic Investment Plan. An Eligible Investor may choose to make an initial investment of an amount less than the required minimum of $1,000 of Select Class Shares per Fund as long as his or her initial investment is at least $100 and he or she agrees to make regular monthly investments of at least $100.

To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell Class A, Class B and Class C Shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charges for Class A, Class B and Class C Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Select Class Shares have no such sales charges. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Funds’ Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

TOTAL SALES CHARGE FOR FUNDS[1]
Amount of Purchases	Sales Charge as a % of the Offering Price	Sales Charge as a % of Your Investment	Commission as a % of Offering Price
Less than $50,000	5.25	5.54	4.75
$50,000-$99,999	4.50	4.71	4.05
$100,000-$249,999	3.50	3.63	3.05
$250,000-$499,999	2.50	2.56	2.05
$500,000-$999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the Funds and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1.00% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase and 0.50% of the purchase price if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. These charges apply to all your purchases, except for those purchases prior to 11/1/09, when the Distributor received notice before you invested that your Financial Intermediary was waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

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How to Do Business with the Funds (continued)

Reducing Your Class A Sales Charge

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the J.P. Morgan Funds in which you invest (as described below) even if such J.P. Morgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all J.P. Morgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the J.P. Morgan Funds that you would like to have one or more of the J.P. Morgan Funds linked together for purposes of reducing the initial sales charge.

•

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a J.P. Morgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may verify (1) the number of shares of the J.P. Morgan Funds held in your account(s) with the J.P. Morgan Funds, (2) the number of shares of the J.P. Morgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the J.P. Morgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

•

Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A and Class C Shares of one or more J.P. Morgan Funds. You may then combine purchases of Class A Shares of one or more J.P. Morgan Funds you make over the next 13 months with any combined balances of Class A, Class B and Class C Shares held as of the date of the Letter of Intent and pay the same sales charge on the new Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

•	Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

•

Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•

Certain group retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•	Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a J.P. Morgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another J.P. Morgan Fund.

10.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a J.P. Morgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

13.	Purchased in Individual Retirement Accounts (IRAs) established initially through an IRA rollover from a qualified retirement plan where J.P. Morgan Retirement Plan

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How to Do Business with the Funds (continued)

Services LLC had a contractual relationship to provide recordkeeping for the plan. In order for the waiver to apply, your IRA must be established with an investment from a qualified retirement plan (not another IRA), J.P. Morgan Institutional Investments Inc. must be the broker of record for the IRA and you must not utilize the services of another Financial Intermediary with respect to the IRA. In addition, the assets must be invested into the Fund’s IRA option with State Street Bank & Trust Company serving as custodian.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class B Shares

If you redeem Class B Shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	5.00
1–2	4.00
2–3	3.00
3–4	3.00
4–5	2.00
5–6	1.00
More than 6	None

The Distributor paid a commission of 4.00% of the original purchase price to Financial Intermediaries who sold Class B Shares of the Funds.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one J.P. Morgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

How the Class B and Class C CDSC Is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares of the Funds (other than JPMT II Funds) purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B Shares of these Funds purchased on or after February 19, 2005 and for Class C Shares, the CDSC is based on the original cost of the shares.

For Class B Shares and Class C Shares, of the JPMT II Funds, the CDSC is based on the original cost.

You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Waiver of the Class B and Class C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the Funds:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Made due to the death of a shareholder or made within one year of initial qualification for Social Security disability payments. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). With respect to a shareholder’s disability, the redemption must be made within one year of such disability. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.

That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class B or Class C Shares of other J.P. Morgan Funds. However, you may pay a Sales Charge when you redeem the Fund shares you received in the exchange.
Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b–1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A, Class B and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.	Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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How to Do Business with the Funds (continued)

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of a Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same Fund except Class B Shares which are no longer available for new investments. Class A Shares of a Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund.

Class B Shares of a Fund may be exchanged for existing Class B Shares of another J.P. Morgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Limited Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another J.P. Morgan Fund, including Class C Shares of any of the Short Term Bond Funds. Class C Shares of any other J.P. Morgan Fund may be exchanged for Class C Shares of another J.P. Morgan Fund, other than for Class C Shares of the Short Term Bond Funds.

Class C Shares of any Fund (except any of the J.P. Morgan money market funds) may also be exchanged for Select Class or Institutional Class Shares of the same Fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

For Class A, Class B and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund except Class B Shares which are no longer available for new investment.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange; however:

1.	Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class D Shares will be subject to the CDSC of the Fund into which you exchanged.

2.	The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

There are no sales charges applicable for Select Class Shares.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If you own Class A, Class B, Class C Shares or Select Class Shares, and the Fund or the Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures

FEBRUARY 28, 2011	79

How to Do Business with the Funds (continued)

include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes, with respect only to Class A, Class B and Class C Shares.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC, if applicable. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Each Fund, except for the International Equity Fund, generally declares and distributes net investment income, if any, at least annually. The International Equity Fund generally declares and distributes net investment income, if any, quarterly. The Funds will distribute net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

With respect to taxable shareholders, for federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year of such shareholder beginning before January 1, 2013 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares.

Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

With respect to taxable shareholders, distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2013 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares of a Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

Each Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, a Fund that invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

A Fund’s investments in certain debt obligations, derivative instruments and so-called “passive foreign investment companies” may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days (10 days for the International Equity Fund, the International Opportunities Fund, the International Value Fund and the Intrepid International Fund) after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the

FEBRUARY 28, 2011	83

Shareholder Information (continued)

most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange-Traded Funds (ETFs)[1] and other investment companies

•   If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•    The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies help to manage smaller cash flows

•    Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (“1940 Act”)

•    Exemptive orders granted to various iShares funds (which are ETFs), other ETFs and their investment advisers by the Securities and Exchange Commission (“SEC”) permit the Funds to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•    Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

FEBRUARY 28, 2011	85

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions

•   Each Fund’s share price and performance will fluctuate in response to stock and bond market movements

•   The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•    A Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

•    Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•    Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective

•    The Funds (except for the Asia Equity Fund, the Emerging Markets Equity Fund, the International Equity Fund, the International Equity Index Fund, the International Opportunities Fund, the International Value Fund, the Intrepid European Fund and the the Intrepid International Fund) are non-diversified, which means that a relatively high percentage of each Fund’s assets may be invested in a limited number of issuers. Therefore, each Fund’s performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

•   Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

•   Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•    Most bonds will rise in value when interest rates fall

•   Emerging markets can offer higher returns

•   Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include U.S. and foreign common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

•    Each Fund seeks to limit risk and enhance performance through active management, country allocation and diversification Fund

•    During has severe the option market of downturns, investing up each to 100% of its total assets in high quality short-term instruments

Management choices
• Each Fund could underperform its benchmark due to its securities choices and asset allocation choices	• Each Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Foreign currencies
• Currency exchange rate movements could reduce gains or create losses • Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks	• Favorable exchange rate movements could generate gains or reduce losses

•   Except as noted earlier in this prospectus, each Fund manages the currency exposure of its foreign investments relative to its benchmark and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”)

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• Each Fund segregates or earmarks liquid assets to offset leverage risk

Derivatives*

•   Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred

•    A Fund may have difficulty exiting a derivatives position

•    Derivatives used for risk management or, for certain Funds, to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•   Certain types of derivatives involve costs to a Fund which can reduce returns

•    Derivatives that involve leverage could magnify losses

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility

•    Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•   The Funds could make money and protect against losses if management’s analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•   Each Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of such Fund’s exposure relative to its benchmark

•    Each Fund only establishes hedges that it expects will be highly correlated with underlying positions

•    Each Fund may use derivatives in an effort to produce increased income or gains

•    Each Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FEBRUARY 28, 2011	87

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending

•   When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults

•    The collateral will be subject to the risks of the securities in which it is invested

• A Fund may enhance income through the investment of the collateral received from the borrower

•   The adviser maintains a list of approved borrowers

•    A Fund receives collateral equal to at least 100% of the current value of securities loaned

•    The lending agents indemnify the Funds against borrower default

•    The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses

•    Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price it desires	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•   No Fund may invest more than 15% of its net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, each Fund may hold high quality short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•   Increased trading would raise a Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Funds’ returns

	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• Each Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

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Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Asia Equity Fund
Class A
Year Ended October 31, 2010	$29.19	$(0.10	)(c)	$7.78	$7.68	$—	$—	$—	$—	(d)
Year Ended October 31, 2009	17.56	0.01	(c)	11.63	11.64	(0.01)	—	(0.01)	—	(d)
Year Ended October 31, 2008	48.39	(0.04	)(c)	(28.75)	(28.79)	(0.04)	(2.00)	(2.04)	—	(d)
Year Ended October 31, 2007	26.43	0.02	(c)	22.49	22.51	(0.06)	(0.49)	(0.55)	—	(d)
Year Ended October 31, 2006	21.68	0.10	(c)	5.59	5.69	(0.12)	(0.82)	(0.94)	—	(d)

Select Class
Year Ended October 31, 2010	29.40	(0.02	)(c)	7.86	7.84	—	—	—	—	(d)
Year Ended October 31, 2009	17.74	0.04	(c)	11.74	11.78	(0.12)	—	(0.12)	—	(d)
Year Ended October 31, 2008	48.82	0.07	(c)	(29.05)	(28.98)	(0.10)	(2.00)	(2.10)	—	(d)
Year Ended October 31, 2007	26.64	0.09	(c)	22.68	22.77	(0.10)	(0.49)	(0.59)	—	(d)
Year Ended October 31, 2006	21.82	0.18	(c)	5.61	5.79	(0.15)	(0.82)	(0.97)	—	(d)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.
(e)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Had these losses not been reimbursed, the total return for Class A and Select Class would have been 86.43% and 86.90%, respectively.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$36.87	26.31%	$18,575	1.75%	(0.32)%	1.77%	109%
29.19	66.35	18,004	1.71	0.04	1.74	211
17.56	(61.76)	11,763	1.73	(0.11)	1.75	115
48.39	86.62 (e)	31,985	1.74	0.07	1.77	78
26.43	26.95	7,360	1.75	0.43	1.85	99

37.24	26.67	1,527,373	1.50	(0.06)	1.52	109
29.40	66.77	1,529,487	1.46	0.16	1.48	211
17.74	(61.67)	641,451	1.48	0.20	1.51	115
48.82	87.05 (e)	1,466,109	1.48	0.25	1.51	78
26.64	27.30	270,131	1.50	0.73	1.60	99

FEBRUARY 28, 2011	91

Financial Highlights (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
China Region Fund
Class A
Year Ended October 31, 2010	$16.68	$0.04	(e)	$3.07		$3.11	$(0.07)	$—	$(0.07)	$0.01
Year Ended October 31, 2009	10.46	0.10	(e)	6.12	(f)	6.22	—	—	—	—	(g)
Year Ended October 31, 2008	26.24	0.05	(e)	(15.65)		(15.60)	(0.08)	(0.11)	(0.19)	0.01
February 28, 2007 (i) through October 31, 2007	15.00	—	(g)	11.21		11.21	—	—	—	0.03

Class C
Year Ended October 31, 2010	16.48	(0.07	)(e)	3.04		2.97	(0.05)	—	(0.05)	0.01
Year Ended October 31, 2009	10.38	0.04	(e)	6.06	(f)	6.10	—	—	—	—	(g)
Year Ended October 31, 2008	26.15	(0.03	)(e)	(15.59)		(15.62)	(0.05)	(0.11)	(0.16)	0.01
February 28, 2007 (i) through October 31, 2007	15.00	(0.02)		11.14		11.12	—	—	—	0.03

Select Class
Year Ended October 31, 2010	16.78	0.10	(e)	3.08		3.18	(0.10)	—	(0.10)	0.01
Year Ended October 31, 2009	10.50	0.13	(e)	6.15	(f)	6.28	—	—	—	—	(g)
Year Ended October 31, 2008	26.28	(0.03	)(e)	(15.56)		(15.59)	(0.09)	(0.11)	(0.20)	0.01
February 28, 2007 (i) through October 31, 2007	15.00	(0.01)		11.25		11.24	—	—	—	0.04
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Advisor reimbursed the Fund for losses incurred from an operational error. There was no impact to net realized and unrealized gain (losses) on investments per share or total return.
(g)	Amount rounds to less than $0.01.
(h)	Includes interest expense of 0.05%
(i)	Commencement of operations.
(j)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(k)	Includes interest expense of 0.06%.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$19.73	18.76%	$4,479	2.00%		0.22%	3.89%		79%
16.68	59.46 (f)	4,951	2.00		0.78	5.31		102
10.46	(59.78)	2,305	2.05	(h)	0.30	3.13		122
26.24	74.93	5,728	2.00		0.09	9.26	(j)	50

19.41	18.16	2,293	2.50		(0.39)	4.36		79
16.48	58.77 (f)	3,078	2.50		0.32	5.51		102
10.38	(59.99)	728	2.56	(k)	(0.15)	3.67		122
26.15	74.33	1,815	2.50		(0.39)	10.03	(j)	50

19.87	19.08	6,984	1.75		0.55	3.65		79
16.78	59.81 (f)	6,877	1.75		1.00	4.93		102
10.50	(59.67)	3,905	1.80	(h)	(0.14)	2.65		122
26.28	75.20	49,230	1.75		(0.33)	7.96	(j)	50

FEBRUARY 28, 2011	93

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Economies Fund
Class A
Year Ended October 31, 2010	$10.47	$0.11	(e)	$3.60	$3.71	$(0.27)
Year Ended October 31, 2009	7.14	0.18		3.42	3.60	(0.27)
February 28, 2008 (f) through October 31, 2008	15.00	0.20		(8.06)	(7.86)	—

Class C
Year Ended October 31, 2010	10.46	0.05	(e)	3.59	3.64	(0.23)
Year Ended October 31, 2009	7.11	0.14		3.43	3.57	(0.22)
February 28, 2008 (f) through October 31, 2008	15.00	0.16		(8.05)	(7.89)	—

Select Class
Year Ended October 31, 2010	10.48	0.14	(e)	3.59	3.73	(0.29)
Year Ended October 31, 2009	7.15	0.20		3.42	3.62	(0.29)
February 28, 2008 (f) through October 31, 2008	15.00	0.23		(8.08)	(7.85)	—
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of operations.
(g)	Includes interest expense of 0.01%.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$13.91	36.12%	$49	1.85%		0.96%	3.99%		156%
10.47	52.59	36	1.85		2.27	5.59		141
7.14	(52.40)	24	1.86	(g)	2.37	5.30	(h)	110

13.87	35.33	49	2.35		0.46	4.49		156
10.46	51.98	36	2.35		1.77	6.08		141
7.11	(52.60)	24	2.36	(g)	1.86	5.81	(h)	110

13.92	36.35	7,313	1.60		1.21	3.74		156
10.48	53.07	5,360	1.60		2.52	5.33		141
7.15	(52.33)	3,503	1.61	(g)	2.62	5.05	(h)	110

FEBRUARY 28, 2011	95

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2010	$18.79	$(0.01	)(e)	$4.71	$4.70	$(0.04)	$—	(f)
Year Ended October 31, 2009	12.66	0.07	(e)	6.31	6.38	(0.25)	—	(f)
Year Ended October 31, 2008	26.19	0.27		(13.78)	(13.51)	(0.02)	—	(f)
Year Ended October 31, 2007	16.42	0.02	(e)	9.80	9.82	(0.05)	—	(f)
Year Ended October 31, 2006	12.23	0.05	(e)	4.16	4.21	(0.02)	—	(f)
Class B
Year Ended October 31, 2010	18.60	(0.12	)(e)	4.67	4.55	—	—	(f)
Year Ended October 31, 2009	12.46	—	(e)(f)	6.25	6.25	(0.11)	—	(f)
Year Ended October 31, 2008	25.89	0.16		(13.59)	(13.43)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.71	9.63	—	—	(f)
Year Ended October 31, 2006	12.14	(0.02	)(e)	4.14	4.12	—	—	(f)
Class C
Year Ended October 31, 2010	18.49	(0.11	)(e)	4.63	4.52	—	—	(f)
Year Ended October 31, 2009	12.42	(0.01	)(e)	6.23	6.22	(0.15)	—	(f)
Year Ended October 31, 2008	25.80	0.16		(13.54)	(13.38)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.68	9.60	(0.06)	—	(f)
February 28, 2006 (g) through October 31, 2006	15.21	(0.05	)(e)	1.10	1.05	—	—	(f)
Select Class
Year Ended October 31, 2010	19.04	0.05	(e)	4.77	4.82	(0.06)	—	(f)
Year Ended October 31, 2009	12.84	0.11	(e)	6.39	6.50	(0.30)	—	(f)
Year Ended October 31, 2008	26.54	0.28		(13.94)	(13.66)	(0.04)	—	(f)
Year Ended October 31, 2007	16.62	0.07	(e)	9.94	10.01	(0.09)	—	(f)
Year Ended October 31, 2006	12.36	0.09	(e)	4.21	4.30	(0.04)	—	(f)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$23.45	25.08%	$253,037	1.82%	(0.03)%	1.83%	14%
18.79	51.49	121,638	1.85	0.45	1.85	10
12.66	(51.62)	32,192	1.82	1.17	1.82	19
26.19	59.98	62,409	1.82	0.11	1.82	26
16.42	34.50	25,722	1.88	0.36	1.88	4

23.15	24.46	10,812	2.31	(0.58)	2.32	14
18.60	50.70	10,535	2.36	(0.02)	2.37	10
12.46	(51.87)	7,124	2.32	0.67	2.32	19
25.89	59.23	15,402	2.32	(0.40)	2.32	26
16.26	33.94	8,812	2.37	(0.14)	2.38	4

23.01	24.45	40,757	2.32	(0.52)	2.33	14
18.49	50.72	19,803	2.35	(0.06)	2.35	10
12.42	(51.86)	5,030	2.32	0.68	2.32	19
25.80	59.17	9,519	2.32	(0.38)	2.32	26
16.26	6.90	1,903	2.45	(0.48)	2.46	4

23.80	25.38	925,631	1.57	0.23	1.58	14
19.04	51.88	330,903	1.61	0.73	1.62	10
12.84	(51.53)	188,893	1.57	1.43	1.57	19
26.54	60.45	341,701	1.57	0.34	1.57	26
16.62	34.85	263,684	1.62	0.60	1.62	4

FEBRUARY 28, 2011	97

Financial Highlights (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Redemption fees
India Fund
Class A
Year Ended October 31, 2010	$12.42	$(0.11	)(e)	$5.50	$5.39	$0.01
Year Ended October 31, 2009	7.90	(0.07	)(e)	4.59	4.52	—	(f)
Year Ended October 31, 2008	20.84	(0.17	)(e)	(12.78)	(12.95)	0.01
May 1, 2007 (h) through October 31, 2007	15.00	(0.03)		5.86	5.83	0.01

Class C
Year Ended October 31, 2010	12.27	(0.18	)(e)	5.42	5.24	0.01
Year Ended October 31, 2009	7.84	(0.12	)(e)	4.55	4.43	—	(f)
Year Ended October 31, 2008	20.79	(0.25	)(e)	(12.71)	(12.96)	0.01
May 1, 2007 (h) through October 31, 2007	15.00	(0.05)		5.83	5.78	0.01

Select Class
Year Ended October 31, 2010	12.49	(0.08	)(e)	5.55	5.47	0.01
Year Ended October 31, 2009	7.93	(0.05	)(e)	4.61	4.56	—	(f)
Year Ended October 31, 2008	20.87	(0.18	)(e)	(12.77)	(12.95)	0.01
May 1, 2007 (h) through October 31, 2007	15.00	(0.02)		5.87	5.85	0.02
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.03%
(h)	Commencement of operations.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(j)	Includes interest expense of 0.02%

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$17.82	43.48%	$13,882	2.00%		(0.71)%	3.59%		45%
12.42	57.22	6,613	2.00		(0.72)	4.17		45
7.90	(62.09)	4,438	2.03	(g)	(1.17)	2.40		80
20.84	38.93	4,177	2.00		(1.31)	10.08	(i)	17

17.52	42.79	7,200	2.50		(1.24)	4.07		45
12.27	56.51	3,740	2.50		(1.23)	4.59		45
7.84	(62.29)	1,960	2.53	(g)	(1.67)	2.89		80
20.79	38.60	2,372	2.50		(1.61)	11.11	(i)	17

17.97	43.88	4,231	1.75		(0.51)	3.33		45
12.49	57.50	3,046	1.75		(0.51)	4.00		45
7.93	(62.00)	4,608	1.77	(j)	(1.04)	1.99		80
20.87	39.13	50,575	1.75		(1.17)	9.71	(i)	17

FEBRUARY 28, 2011	99

Financial Highlights (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Fund
Class A
Year Ended October 31, 2010	$12.33	$0.18	(c)	$1.07		$1.25	$(0.18)	$—	$(0.18)	$—	(d)
Year Ended October 31, 2009	18.28	0.20	(c)(e)	1.98	(e)	2.18	(0.20)	(7.93)	(8.13)	—	(d)
Year Ended October 31, 2008	42.57	0.67	(c)	(15.42)		(14.75)	(0.79)	(8.75)	(9.54)	—	(d)
Year Ended October 31, 2007	37.52	0.47	(c)	6.72		7.19	(0.52)	(1.62)	(2.14)	—	(d)
Year Ended October 31, 2006	30.82	0.38	(c)	7.29		7.67	(0.44)	(0.53)	(0.97)	—	(d)

Class B
Year Ended October 31, 2010	11.97	0.11	(c)	1.04		1.15	(0.12)	—	(0.12)	—	(d)
Year Ended October 31, 2009	18.01	0.14	(c)(e)	1.92	(e)	2.06	(0.17)	(7.93)	(8.10)	—	(d)
Year Ended October 31, 2008	42.13	0.50	(c)	(15.21)		(14.71)	(0.66)	(8.75)	(9.41)	—	(d)
Year Ended October 31, 2007	37.26	0.25	(c)	6.65		6.90	(0.41)	(1.62)	(2.03)	—	(d)
Year Ended October 31, 2006	30.65	0.17	(c)	7.25		7.42	(0.28)	(0.53)	(0.81)	—	(d)

Class C
Year Ended October 31, 2010	11.85	0.11	(c)	1.01		1.12	(0.12)	—	(0.12)	—	(d)
Year Ended October 31, 2009	17.92	0.14	(c)(e)	1.89	(e)	2.03	(0.17)	(7.93)	(8.10)	—	(d)
Year Ended October 31, 2008	41.95	0.50	(c)	(15.12)		(14.62)	(0.66)	(8.75)	(9.41)	—	(d)
Year Ended October 31, 2007	37.11	0.25	(c)	6.63		6.88	(0.42)	(1.62)	(2.04)	—	(d)
Year Ended October 31, 2006	30.57	0.20	(c)	7.19		7.39	(0.32)	(0.53)	(0.85)	—	(d)

Select Class
Year Ended October 31, 2010	12.47	0.22	(c)	1.08		1.30	(0.21)	—	(0.21)	—	(d)
Year Ended October 31, 2009	18.38	0.24	(c)(e)	2.00	(e)	2.24	(0.22)	(7.93)	(8.15)	—	(d)
Year Ended October 31, 2008	42.72	0.65	(c)	(15.41)		(14.76)	(0.83)	(8.75)	(9.58)	—	(d)
Year Ended October 31, 2007	37.63	0.56	(c)	6.74		7.30	(0.59)	(1.62)	(2.21)	—	(d)
Year Ended October 31, 2006	30.90	0.51	(c)	7.27		7.78	(0.52)	(0.53)	(1.05)	—	(d)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.
(e)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.88 and the total return would have been 26.65% for Class C Shares. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class A, Class B, Class C and Select Class Shares. The impact on net realized and unrealized gains (losses) on investments per share and total return was less than $0.01 and 0.01%, respectively, for Class A, Class B and Select Class Shares.
(f)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(g)	Includes interest expense of 0.04%
(h)	Includes interest expense of 0.01%.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$13.40	10.42%		$131,125	1.31%		1.44%		1.54%	15%
12.33	27.39	(e)	114,557	1.31		1.90	(e)	1.62	14
18.28	(43.95	)(f)	87,531	1.35	(g)	2.33		1.64	13
42.57	19.93		181,682	1.32	(h)	1.20		1.51	14
37.52	25.32		140,985	1.31		1.08		1.49	22

13.00	9.82		4,543	1.86		0.89		2.04	15
11.97	26.72	(e)	5,303	1.87		1.44	(e)	2.12	14
18.01	(44.27	)(f)	5,225	1.91		1.74		2.14	13
42.13	19.25		13,236	1.87		0.64		2.00	14
37.26	24.57		11,734	1.92		0.50		1.99	22

12.85	9.69		23,370	1.86		0.88		2.04	15
11.85	26.76	(e)	22,934	1.87		1.46	(e)	2.12	14
17.92	(44.24	)(f)	24,300	1.91		1.74		2.14	13
41.95	19.25		61,023	1.87		0.65		2.01	14
37.11	24.57		46,106	1.91		0.57		1.99	22

13.56	10.72		241,123	1.06		1.74		1.29	15
12.47	27.73	(e)	260,814	1.06		2.28	(e)	1.37	14
18.38	(43.82	)(f)	277,313	1.10	(g)	2.10		1.37	13
42.72	20.21		3,202,097	1.07	(h)	1.42		1.25	14
37.63	25.66		4,098,105	1.06		1.46		1.24	22

FEBRUARY 28, 2011	101

Financial Highlights (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Index Fund
Class A
Year Ended October 31, 2010	$17.89	$0.33	(e)	$1.10	(f)	$1.43	$(0.29)	$—	$(0.29)	$—	(g)
Year Ended October 31, 2009	16.27	0.36	(e)(h)	3.52	(h)	3.88	(0.70)	(1.56)	(2.26)	—	(g)
Year Ended October 31, 2008	33.43	0.78		(15.70)		(14.92)	(0.58)	(1.66)	(2.24)	—	(g)
Year Ended October 31, 2007	26.63	0.50	(e)	7.00		7.50	(0.54)	(0.16)	(0.70)	—	(g)
July 1, 2006 through October 31, 2006 (j)	24.55	0.06		2.02		2.08	—	—	—	—
Year Ended June 30, 2006	19.57	0.43	(e)	4.90		5.33	(0.35)	—	(0.35)	—	(g)

Class B
Year Ended October 31, 2010	16.54	0.18	(e)	1.02	(f)	1.20	(0.17)	—	(0.17)	—	(g)
Year Ended October 31, 2009	15.13	0.24	(e)(h)	3.25	(h)	3.49	(0.52)	(1.56)	(2.08)	—	(g)
Year Ended October 31, 2008	31.25	0.55		(14.64)		(14.09)	(0.37)	(1.66)	(2.03)	—	(g)
Year Ended October 31, 2007	24.93	0.29	(e)	6.55		6.84	(0.36)	(0.16)	(0.52)	—	(g)
July 1, 2006 through October 31, 2006 (j)	23.04	0.02		1.87		1.89	—	—	—	—
Year Ended June 30, 2006	18.42	0.25	(e)	4.62		4.87	(0.25)	—	(0.25)	—	(g)

Class C
Year Ended October 31, 2010	17.35	0.20	(e)	1.06	(f)	1.26	(0.20)	—	(0.20)	—	(g)
Year Ended October 31, 2009	15.78	0.24	(e)(h)	3.41	(h)	3.65	(0.52)	(1.56)	(2.08)	—	(g)
Year Ended October 31, 2008	32.52	0.57		(15.24)		(14.67)	(0.41)	(1.66)	(2.07)	—	(g)
Year Ended October 31, 2007	25.94	0.30	(e)	6.81		7.11	(0.37)	(0.16)	(0.53)	—	(g)
July 1, 2006 through October 31, 2006 (j)	23.97	0.01		1.96		1.97	—	—	—	—
Year Ended June 30, 2006	19.12	0.24	(e)	4.81		5.05	(0.20)	—	(0.20)	—	(g)

Select Class
Year Ended October 31, 2010	18.01	0.37	(e)	1.12	(f)	1.49	(0.33)	—	(0.33)	—	(g)
Year Ended October 31, 2009	16.39	0.42	(e)(h)	3.51	(h)	3.93	(0.75)	(1.56)	(2.31)	—	(g)
Year Ended October 31, 2008	33.65	0.80		(15.75)		(14.95)	(0.65)	(1.66)	(2.31)	—	(g)
Year Ended October 31, 2007	26.79	0.59	(e)	7.02		7.61	(0.59)	(0.16)	(0.75)	—	(g)
July 1, 2006 through October 31, 2006 (j)	24.67	0.10		2.02		2.12	—	—	—	—
Year Ended June 30, 2006	19.65	0.46	(e)	4.95		5.41	(0.39)	—	(0.39)	—	(g)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return.
(g)	Amount rounds to less than $0.01.
(h)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.48, $3.22, $3.38 and $3.48 and the total return would have been 27.45%, 26.55%, 26.52% and 27.81% for Class A, Class B, Class C and Select Class Shares, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class A, Class B, Class C and Select Class Shares.
(i)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(j)	The Fund changed its fiscal year end from June 30 to October 31.
(k)	Amount rounds to less than 1%.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$19.03	8.09	%(f)	$124,178	1.07%	1.89%		1.34%	39%
17.89	27.74	(h)	109,441	1.07	2.40	(h)	1.37	37
16.27	(47.49	)(i)	82,272	1.07	2.97		1.27	18
33.43	28.72		139,828	1.07	1.72		1.28	15
26.63	8.47		91,809	1.07	0.86		1.28	—	(k)
24.55	27.41		82,186	1.07	1.87		1.29	12

17.57	7.32	(f)	6,503	1.80	1.11		1.83	39
16.54	26.78	(h)	8,179	1.80	1.72	(h)	1.87	37
15.13	(47.88	)(i)	8,547	1.77	2.18		1.77	18
31.25	27.87		21,693	1.77	1.03		1.77	15
24.93	8.20		20,192	1.77	0.16		1.78	—	(k)
23.04	26.54		20,317	1.78	1.17		1.79	12

18.41	7.34	(f)	18,148	1.80	1.19		1.83	39
17.35	26.74	(h)	16,231	1.80	1.63	(h)	1.87	37
15.78	(47.85	)(i)	10,639	1.77	2.16		1.77	18
32.52	27.83		23,567	1.78	1.03		1.78	15
25.94	8.22		13,871	1.77	0.16		1.78	—	(k)
23.97	26.48		12,718	1.78	1.08		1.79	12

19.17	8.37	(f)	516,537	0.82	2.08		1.08	39
18.01	28.02	(h)	772,784	0.82	2.76	(h)	1.12	37
16.39	(47.35	)(i)	714,939	0.82	3.09		1.02	18
33.65	29.02		1,584,921	0.82	1.97		1.03	15
26.79	8.59		1,243,966	0.82	1.12		1.03	—	(k)
24.67	27.74		1,170,044	0.82	1.99		1.04	12

FEBRUARY 28, 2011	103

Financial Highlights (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Year Ended October 31, 2010	$12.10	$0.15	(e)	$1.24		$1.39	$(0.29)	$—	(f)
Year Ended October 31, 2009	9.95	0.19	(e)(g)	2.16	(g)	2.35	(0.20)	—	(f)
Year Ended October 31, 2008	18.40	0.30	(e)	(8.48)		(8.18)	(0.27)	—	(f)
Year Ended October 31, 2007	15.00	0.26	(e)	3.31		3.57	(0.17)	—	(f)
Year Ended October 31, 2006	11.62	0.15	(e)	3.40		3.55	(0.17)	—	(f)

Class B
Year Ended October 31, 2010	12.03	0.08	(e)	1.23		1.31	(0.25)	—	(f)
Year Ended October 31, 2009	9.83	0.14	(e)(g)	2.16	(g)	2.30	(0.10)	—	(f)
Year Ended October 31, 2008	18.20	0.23	(e)	(8.39)		(8.16)	(0.21)	—	(f)
Year Ended October 31, 2007	14.86	0.18	(e)	3.27		3.45	(0.11)	—	(f)
Year Ended October 31, 2006	11.53	0.09	(e)	3.36		3.45	(0.12)	—	(f)

Class C
Year Ended October 31, 2010	11.82	0.09	(e)	1.20		1.29	(0.27)	—	(f)
Year Ended October 31, 2009	9.77	0.13	(e)(g)	2.11	(g)	2.24	(0.19)	—	(f)
Year Ended October 31, 2008	18.21	0.23	(e)	(8.35)		(8.12)	(0.32)	—	(f)
July 31, 2007 (h) through October 31, 2007	16.88	(0.03	)(e)	1.36		1.33	—	—	(f)

Select Class
Year Ended October 31, 2010	12.24	0.19	(e)	1.25		1.44	(0.31)	—	(f)
Year Ended October 31, 2009	10.07	0.22	(e)(g)	2.18	(g)	2.40	(0.23)	—	(f)
Year Ended October 31, 2008	18.60	0.34	(e)	(8.56)		(8.22)	(0.31)	—	(f)
Year Ended October 31, 2007	15.16	0.30	(e)	3.34		3.64	(0.20)	—	(f)
Year Ended October 31, 2006	11.75	0.17	(e)	3.46		3.63	(0.22)	—	(f)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $2.15, $2.14, $2.10 and $2.17, the total return would have been 24.07%, 23.41%, 23.40% and 24.31% and the net investment income (loss) ratio would have been 1.83%, 1.33%, 1.19% and 2.11% for Class A, Class B, Class C and Select Class Shares, respectively. The net investment income (loss) per share would have been $0.12 for Class C Shares. The impact on net investment income (loss) per share was less than $0.01 for Class A, Class B and Select Class Shares.
(h)	Commencement of offering of class of shares.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.20	11.67%	$13,904	1.34%	1.23%		1.36%	57%
12.10	24.17 (g)	13,773	1.41	1.84	(g)	1.42	85
9.95	(45.06)	6,700	1.39	1.99		1.39	70
18.40	23.98	13,255	1.39	1.58		1.40	92
15.00	30.88	11,261	1.42	1.12		1.56	92

13.09	11.01	949	1.85	0.65		1.86	57
12.03	23.62 (g)	1,716	1.91	1.34	(g)	1.92	85
9.83	(45.31)	879	1.89	1.48		1.89	70
18.20	23.30	2,023	1.89	1.06		1.90	92
14.86	30.17	1,396	1.92	0.65		2.06	92

12.84	11.05	849	1.85	0.77		1.86	57
11.82	23.50 (g)	636	1.91	1.20	(g)	1.92	85
9.77	(45.31)	87	1.89	1.58		1.89	70
18.21	7.88	77	1.90	(0.69)		1.94	92

13.37	11.93	30,537	1.09	1.56		1.11	57
12.24	24.41 (g)	28,588	1.16	2.12	(g)	1.17	85
10.07	(44.87)	23,645	1.14	2.20		1.14	70
18.60	24.22	63,875	1.14	1.78		1.15	92
15.16	31.25	55,237	1.17	1.24		1.30	92

FEBRUARY 28, 2011	105

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Value Fund
Class A
Year Ended October 31, 2010	$12.27	$0.17	(e)	$1.20	$1.37	$(0.28)	$—	$(0.28)	$—	(f)
Year Ended October 31, 2009	10.32	0.23	(e)	2.06	2.29	(0.34)	—	(0.34)	—	(f)
Year Ended October 31, 2008	20.84	0.41	(e)	(9.73)	(9.32)	(0.22)	(0.98)	(1.20)	—	(f)
Year Ended October 31, 2007	16.65	0.29	(e)	4.10	4.39	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2006	12.59	0.41	(e)	3.81	4.22	(0.16)	—	(0.16)	—	(f)

Class B
Year Ended October 31, 2010	12.10	0.11	(e)	1.18	1.29	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2009	10.12	0.18	(e)	2.03	2.21	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2008	20.46	0.32	(e)	(9.56)	(9.24)	(0.12)	(0.98)	(1.10)	—	(f)
Year Ended October 31, 2007	16.37	0.19	(e)	4.03	4.22	(0.13)	—	(0.13)	—	(f)
Year Ended October 31, 2006	12.40	0.34	(e)	3.75	4.09	(0.12)	—	(0.12)	—	(f)

Class C
Year Ended October 31, 2010	11.96	0.11	(e)	1.17	1.28	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2009	10.04	0.18	(e)	2.02	2.20	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2008	20.36	0.33	(e)	(9.51)	(9.18)	(0.16)	(0.98)	(1.14)	—	(f)
Year Ended October 31, 2007	16.37	0.20	(e)	4.01	4.21	(0.22)	—	(0.22)	—	(f)
July 11, 2006 (g) through October 31, 2006	15.06	—	(e)(f)	1.31	1.31	—	—	—	—	(f)

Select Class
Year Ended October 31, 2010	12.40	0.23	(e)	1.18	1.41	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2009	10.42	0.25	(e)	2.10	2.35	(0.37)	—	(0.37)	—	(f)
Year Ended October 31, 2008	21.01	0.47	(e)	(9.84)	(9.37)	(0.24)	(0.98)	(1.22)	—	(f)
Year Ended October 31, 2007	16.76	0.32	(e)	4.15	4.47	(0.22)	—	(0.22)	—	(f)
Year Ended October 31, 2006	12.65	0.40	(e)	3.89	4.29	(0.18)	—	(0.18)	—	(f)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.36	11.35%	$143,259	1.34%	1.41%	1.35%	92%
12.27	23.08	134,648	1.36	2.20	1.36	98
10.32	(47.12)	79,202	1.32	2.59	1.32	86
20.84	26.60	106,228	1.34	1.55	1.34	92
16.65	33.85	23,013	1.39	2.65	1.39	80

13.18	10.81	5,337	1.84	0.91	1.85	92
12.10	22.50	6,517	1.86	1.80	1.86	98
10.12	(47.40)	7,321	1.82	2.03	1.82	86
20.46	25.96	14,604	1.84	1.04	1.84	92
16.37	33.20	7,790	1.89	2.27	1.90	80

13.01	10.81	19,646	1.84	0.89	1.85	92
11.96	22.60	18,081	1.86	1.77	1.86	98
10.04	(47.43)	12,159	1.82	2.12	1.82	86
20.36	25.96	17,193	1.84	1.09	1.84	92
16.37	8.70	1,691	1.92	0.03	1.93	80

13.50	11.56	943,998	1.09	1.84	1.10	92
12.40	23.51	1,132,171	1.11	2.42	1.11	98
10.42	(47.00)	564,867	1.07	2.91	1.07	86
21.01	26.91	732,412	1.09	1.68	1.09	92
16.76	34.22	259,906	1.14	2.63	1.14	80

FEBRUARY 28, 2011	107

Financial Highlights (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid European Fund
Class A
Year Ended October 31, 2010	$17.03	$0.18	(c)	$1.43		$1.61	$(0.36)	$—	$(0.36)	$—	(d)
Year Ended October 31, 2009	15.20	0.33	(c)(e)	2.49	(e)(f)	2.82	(0.99)	—	(0.99)	—	(d)
Year Ended October 31, 2008	34.64	0.70	(c)	(16.27)		(15.57)	(0.41)	(3.46)	(3.87)	—	(d)
Year Ended October 31, 2007	27.98	0.43	(c)	7.85		8.28	(0.21)	(1.41)	(1.62)	—	(d)
Year Ended October 31, 2006	23.12	0.31	(c)	7.85		8.16	(0.14)	(3.16)	(3.30)	—	(d)

Class B
Year Ended October 31, 2010	15.54	0.09	(c)	1.29		1.38	(0.29)	—	(0.29)	—	(d)
Year Ended October 31, 2009	13.92	0.23	(c)(e)	2.27	(e)(f)	2.50	(0.88)	—	(0.88)	—	(d)
Year Ended October 31, 2008	32.09	0.53	(c)	(14.95)		(14.42)	(0.29)	(3.46)	(3.75)	—	(d)
Year Ended October 31, 2007	26.04	0.24	(c)	7.31		7.55	(0.09)	(1.41)	(1.50)	—	(d)
Year Ended October 31, 2006	21.74	0.17	(c)	7.33		7.50	(0.04)	(3.16)	(3.20)	—	(d)

Class C
Year Ended October 31, 2010	15.43	0.09	(c)	1.30		1.39	(0.29)	—	(0.29)	—	(d)
Year Ended October 31, 2009	13.81	0.24	(c)(e)	2.24	(e)(f)	2.48	(0.86)	—	(0.86)	—	(d)
Year Ended October 31, 2008	31.91	0.52	(c)	(14.84)		(14.32)	(0.32)	(3.46)	(3.78)	—	(d)
Year Ended October 31, 2007	25.97	0.24	(c)	7.28		7.52	(0.17)	(1.41)	(1.58)	—	(d)
Year Ended October 31, 2006	21.72	0.18	(c)	7.30		7.48	(0.07)	(3.16)	(3.23)	—	(d)

Select Class
Year Ended October 31, 2010	17.26	0.23	(c)	1.45		1.68	(0.40)	—	(0.40)	—	(d)
Year Ended October 31, 2009	15.39	0.37	(c)(e)	2.51	(e)(f)	2.88	(1.01)	—	(1.01)	—	(d)
Year Ended October 31, 2008	34.98	0.69	(c)	(16.37)		(15.68)	(0.45)	(3.46)	(3.91)	—	(d)
Year Ended October 31, 2007	28.18	0.50	(c)	7.94		8.44	(0.23)	(1.41)	(1.64)	—	(d)
Year Ended October 31, 2006	23.28	0.40	(c)	7.87		8.27	(0.21)	(3.16)	(3.37)	—	(d)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.
(e)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $2.48, $2.26 and $2.50 and total return would have been 20.19%, 19.52% and 20.43% for Class A, Class B and Select Class Shares, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively for Class A, Class B and Select Class Shares. The impact on net investment income (loss) per share, net realized and unrealized gains (losses) on investments per share, total return and the net investment income (loss) ratio was less than $0.01, $0.01, 0.01% and 0.01%, respectively, for Class C Shares.
(f)	The Advisor reimbursed the Fund for losses incurred from an operational error. There was no impact to net realized and unrealized gain (losses) on investments per share or total return.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$18.28	9.58%		$88,859	1.49%	1.05%		1.66%	381%
17.03	20.26	(e)(f)	116,135	1.51	2.29	(e)	1.78	433
15.20	(49.91)		139,208	1.46	2.77		1.46	235
34.64	30.94		394,416	1.42	1.39		1.42	171
27.98	39.68		147,422	1.44	1.22		1.44	97

16.63	8.98		9,917	1.99	0.57		2.16	381
15.54	19.59	(e)(f)	13,262	2.01	1.77	(e)	2.28	433
13.92	(50.14)		15,678	1.96	2.28		1.96	235
32.09	30.31		42,374	1.91	0.84		1.92	171
26.04	38.97		22,621	1.94	0.72		1.95	97

16.53	9.10		17,873	1.99	0.56		2.16	381
15.43	19.60	(e)(f)	23,291	2.01	1.81	(e)	2.28	433
13.81	(50.15)		28,904	1.96	2.27		1.96	235
31.91	30.31		81,982	1.92	0.85		1.92	171
25.97	38.94		24,316	1.93	0.78		1.94	97

18.54	9.90		22,794	1.25	1.38		1.42	381
17.26	20.50	(e)(f)	36,409	1.26	2.54	(e)	1.53	433
15.39	(49.76)		48,741	1.20	2.63		1.20	235
34.98	31.29		328,183	1.16	1.61		1.17	171
28.18	40.01		236,203	1.19	1.60		1.20	97

FEBRUARY 28, 2011	109

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid International Fund
Class A
Year Ended October 31, 2010	$14.99	$0.12	(e)	$1.73	$1.85	$(0.25)	$—	$(0.25)	$—	(f)
Year Ended October 31, 2009	13.51	0.19	(e)	2.40	2.59	(1.11)	—	(1.11)	—	(f)
Year Ended October 31, 2008	27.57	0.49	(e)	(13.93)	(13.44)	(0.23)	(0.39)	(0.62)	—	(f)
Year Ended October 31, 2007	21.77	0.21	(e)	5.72	5.93	(0.13)	—	(0.13)	—	(f)
Year Ended October 31, 2006	17.24	0.24	(e)	4.46	4.70	(0.17)	—	(0.17)	—	(f)

Class C
Year Ended October 31, 2010	14.99	0.05	(e)	1.73	1.78	(0.16)	—	(0.16)	—	(f)
Year Ended October 31, 2009	13.37	0.13	(e)	2.41	2.54	(0.92)	—	(0.92)	—	(f)
Year Ended October 31, 2008	27.33	0.38	(e)	(13.80)	(13.42)	(0.15)	(0.39)	(0.54)	—	(f)
Year Ended October 31, 2007	21.70	0.10	(e)	5.67	5.77	(0.14)	—	(0.14)	—	(f)
February 28, 2006 (h) through October 31, 2006	19.66	0.10	(e)	1.94	2.04	—	—	—	—	(f)

Select Class
Year Ended October 31, 2010	15.31	0.15	(e)	1.79	1.94	(0.26)	—	(0.26)	—	(f)
Year Ended October 31, 2009	13.72	0.23	(e)	2.45	2.68	(1.09)	—	(1.09)	—	(f)
Year Ended October 31, 2008	27.96	0.57	(e)	(14.14)	(13.57)	(0.28)	(0.39)	(0.67)	—	(f)
Year Ended October 31, 2007	22.08	0.28	(e)	5.79	6.07	(0.19)	—	(0.19)	—	(f)
February 28, 2006 (h) through October 31, 2006	19.90	0.20	(e)	1.98	2.18	—	—	—	—	(f)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.01%.
(h)	Commencement of offering of class of shares.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.59	12.54%	$23,960	1.50%		0.78%	1.73%	92%
14.99	21.38	23,506	1.51	(g)	1.51	1.63	95
13.51	(49.72)	13,027	1.51		2.25	1.53	126
27.57	27.38	24,750	1.50		0.84	1.54	84
21.77	27.46	12,886	1.50		1.17	1.64	92

16.61	12.01	1,489	2.00		0.30	2.24	92
14.99	20.77	1,489	2.00	(g)	1.03	2.13	95
13.37	(49.97)	1,773	2.01	(g)	1.75	2.03	126
27.33	26.74	4,861	2.00		0.40	2.04	84
21.70	10.38	1,508	2.00		0.76	2.12	92

16.99	12.86	26,408	1.25		0.93	1.37	92
15.31	21.65	330,843	1.25	(g)	1.81	1.38	95
13.72	(49.58)	530,210	1.26	(g)	2.56	1.28	126
27.96	27.69	1,966,815	1.25		1.14	1.29	84
22.08	10.95	521,615	1.25		1.46	1.38	92

FEBRUARY 28, 2011	111

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Latin America Fund
Class A
Year Ended October 31, 2010	$16.05	$(0.02	)(e)	$5.87	$5.85	$(0.50)	$—	$(0.50)	$0.03
Year Ended October 31, 2009	9.66	0.07	(e)	6.67	6.74	(0.36)	—	(0.36)	0.01
Year Ended October 31, 2008	23.07	0.26	(e)	(13.08)	(12.82)	(0.18)	(0.46)	(0.64)	0.05
February 28, 2007 (g) through October 31, 2007	15.00	(0.01)		8.07	8.06	—	—	—	0.01

Class C
Year Ended October 31, 2010	16.01	(0.09	)(e)	5.84	5.75	(0.44)	—	(0.44)	0.03
Year Ended October 31, 2009	9.61	0.02	(e)	6.66	6.68	(0.29)	—	(0.29)	0.01
Year Ended October 31, 2008	22.99	0.17	(e)	(13.02)	(12.85)	(0.13)	(0.46)	(0.59)	0.06
February 28, 2007 (g) through October 31, 2007	15.00	(0.04)		8.02	7.98	—	—	—	0.01

Select Class
Year Ended October 31, 2010	16.06	(0.03	)(e)	5.95	5.92	(0.52)	—	(0.52)	0.02
Year Ended October 31, 2009	9.70	0.12	(e)	6.64	6.76	(0.41)	—	(0.41)	0.01
Year Ended October 31, 2008	23.11	0.30	(e)	(13.12)	(12.82)	(0.18)	(0.46)	(0.64)	0.05
February 28, 2007 (g) through October 31, 2007	15.00	0.05		8.05	8.10	—	—	—	0.01

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.02%
(g)	Commencement of operations.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$21.43	37.51%	$12,218	1.88%		(0.10)%	2.93%		85%
16.05	73.15	6,654	1.90		0.63	5.31		96
9.66	(56.81)	2,462	1.92	(f)	1.31	3.61		134
23.07	53.80	2,775	1.90		(0.14)	7.28	(h)	39

21.35	36.80	4,053	2.38		(0.51)	3.44		85
16.01	72.12	2,577	2.40		0.14	5.86		96
9.61	(56.98)	1,017	2.42	(f)	0.88	4.18		134
22.99	53.27	1,716	2.40		(0.61)	8.11	(h)	39

21.48	37.87	41,521	1.55		(0.14)	2.33		85
16.06	73.46	3,536	1.65		1.02	5.26		96
9.70	(56.70)	1,756	1.67	(f)	1.46	3.49		134
23.11	54.07	4,639	1.65		0.40	8.63	(h)	39

FEBRUARY 28, 2011	113

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Russia Fund
Class A
Year Ended October 31, 2010	$9.60	$(0.06	)(e)	$3.39	$3.33	$—	$—	$—	$0.01
Year Ended October 31, 2009	5.39	(0.09	)(e)	4.29	4.20	—	—	—	0.01
Year Ended October 31, 2008	19.43	(0.12	)(e)	(13.33)	(13.45)	(0.02)	(0.60)	(0.62)	0.03
February 28, 2007 (i) through October 31, 2007	15.00	(0.01)		4.19	4.18	—	—	—	0.25

Class C
Year Ended October 31, 2010	9.48	(0.08	)(e)	3.31	3.23	—	—	—	0.01
Year Ended October 31, 2009	5.35	(0.11	)(e)	4.23	4.12	—	—	—	0.01
Year Ended October 31, 2008	19.36	(0.18	)(e)	(13.26)	(13.44)	— (k)	(0.60)	(0.60)	0.03
February 28, 2007 (i) through October 31, 2007	15.00	(0.03)		4.13	4.10	—	—	—	0.26

Select Class
Year Ended October 31, 2010	9.66	(0.04	)(e)	3.43	3.39	—	—	—	0.01
Year Ended October 31, 2009	5.42	(0.06	)(e)	4.30	4.24	(0.01)	—	(0.01)	0.01
Year Ended October 31, 2008	19.53	(0.09	)(e)	(13.44)	(13.53)	(0.01)	(0.60)	(0.61)	0.03
February 28, 2007 (i) through October 31, 2007	15.00	0.05		4.36	4.41	—	—	—	0.12
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.01%.
(g)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return.
(h)	Includes interest expense of 0.02%
(i)	Commencement of operations.
(j)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(k)	Amount rounds to less than $0.01.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$12.94	34.79%		$11,831	2.01	%(f)	(0.52)%	2.96%		58%
9.60	78.11		11,027	1.99		(1.27)	3.97		66
5.39	(71.32	)(g)	1,034	2.02	(h)	(0.70)	3.57		76
19.43	29.53		2,106	2.01	(f)	(0.09)	8.75	(j)	68

12.72	34.18		7,117	2.51	(f)	(0.77)	3.50		58
9.48	77.20		5,169	2.49		(1.66)	4.84		66
5.35	(71.45	)(g)	1,288	2.52	(h)	(1.09)	4.02		76
19.36	29.07		2,272	2.51	(f)	(0.67)	9.04	(j)	68

13.06	35.20		5,844	1.76	(f)	(0.32)	2.72		58
9.66	78.55		6,606	1.75		(0.86)	4.61		66
5.42	(71.33	)(g)	2,325	1.77	(h)	(0.56)	3.39		76
19.53	30.20		3,442	1.76	(f)	0.39	9.67	(j)	68

FEBRUARY 28, 2011	115

Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates Relating To Former One Group Mutual Funds

The following disclosure is provided for Funds that were formerly series of One Group Mutual Funds. The JPMorgan International Equity Index Fund was formerly a series of One Group Mutual Funds. On February 15, 2005, the JPMorgan International Equity Fund acquired the assets and liabilities of a series of One Group Mutual Fund.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA), entered into agreements with the Securities and Exchange Commission (the SEC Order) and the New York Attorney General (NYAG settlement) in resolution of investigations into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds. JPMIA was the investment adviser to certain J.P. Morgan Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment adviser to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan Chase (the corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds’ and Funds which acquired the assets and liabilities of a former series of One Group Mutual Funds.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Fund and other fees and expenses of the Fund. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates, as applicable.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan International Equity Fund	A	1.32%	1.55%
	B	1.82%	2.05%
	C	1.82%	2.05%
	Select	1.07%	1.30%

JPMorgan International Equity Index Fund	A	1.10%	1.37%
	B	1.86%	1.86%
	C	1.86%	1.86%
	Select	0.85%	1.11%

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On February 28, 2010, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•

The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

JPMorgan International Equity Fund and the JPMorgan International Equity Index Fund

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

For Class A and Class C shares, the numbers shown in the table are for “with and without redemption” except that the numbers shown for Class C shares for the period ending December 31, 2011 assume no redemption.

Your actual costs may be higher or lower than those shown.

FEBRUARY 28, 2011	117

Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates Relating To Former One Group Mutual Funds (continued)

JPMorgan International Equity Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 29, 2012	$652	–0.51%	–1.76%	–1.76%	$185	5.00%	3.18%	3.18%
February 28, 2013	155	4.46	1.63	3.45	215	10.25	6.22	2.95
February 28, 2014	160	9.68	5.13	3.45	221	15.76	9.36	2.95
February 28, 2015	166	15.17	8.76	3.45	227	21.55	12.58	2.95
February 29, 2016	171	20.93	12.51	3.45	234	27.63	15.90	2.95
February 28, 2017	177	26.97	16.39	3.45	241	34.01	19.32	2.95
February 28, 2018	184	33.32	20.41	3.45	248	40.71	22.84	2.95
February 28, 2019	190	39.99	24.56	3.45	256	47.75	26.47	2.95
February 29, 2020	196	46.99	28.86	3.45	263	55.13	30.20	2.95
February 28, 2021	203	54.34	33.31	3.45	271	62.89	34.04	2.95

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended February 29, 2012) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$285	4.00%	2.18%	2.18%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
February 29, 2012	$185	$685	5.00%	0.00%	3.18%	–1.82%	3.18%	–1.82%
February 28, 2013	215	615	10.25	6.25	6.22	2.22	2.95	–0.93
February 28, 2014	221	521	15.76	12.76	9.36	6.36	2.95	0.13
February 28, 2015	227	527	21.55	18.55	12.58	9.58	2.95	0.21
February 29, 2016	234	434	27.63	25.63	15.90	13.90	2.95	1.17
February 28, 2017	241	341	34.01	33.01	19.32	18.32	2.95	2.09
February 28, 2018	248	248	40.71	40.71	22.84	22.84	2.95	2.95
February 28, 2019	256	256	47.75	47.75	26.47	26.47	2.95	2.95
February 29, 2020	199	199	55.13	55.13	30.83	30.83	3.45	3.45
February 28, 2021	206	206	62.89	62.89	35.34	35.34	3.45	3.45

1	Class B shares automatically convert to Class A shares after eight years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 29, 2012	$109	5.00%	3.93%	3.93%
February 28, 2013	138	10.25	7.78	3.70
February 28, 2014	143	15.76	11.76	3.70
February 28, 2015	148	21.55	15.90	3.70
February 29, 2016	153	27.63	20.19	3.70
February 28, 2017	159	34.01	24.63	3.70
February 28, 2018	165	40.71	29.24	3.70
February 28, 2019	171	47.75	34.03	3.70
February 29, 2020	177	55.13	38.99	3.70
February 28, 2021	184	62.89	44.13	3.70

FEBRUARY 28, 2011	119

Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates Relating To Former One Group Mutual Funds (continued)

JPMorgan International Equity Index Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 29, 2012	$631	–0.51%	–1.55%	–1.55%	$189	5.00%	3.14%	3.14%
February 28, 2013	137	4.46	2.02	3.63	195	10.25	6.38	3.14
February 28, 2014	142	9.68	5.72	3.63	201	15.76	9.72	3.14
February 28, 2015	147	15.17	9.56	3.63	207	21.55	13.16	3.14
February 29, 2016	153	20.93	13.54	3.63	214	27.63	16.72	3.14
February 28, 2017	158	26.97	17.66	3.63	221	34.01	20.38	3.14
February 28, 2018	164	33.32	21.93	3.63	227	40.71	24.16	3.14
February 28, 2019	170	39.99	26.36	3.63	235	47.75	28.06	3.14
February 29, 2020	176	46.99	30.94	3.63	242	55.13	32.08	3.14
February 28, 2021	183	54.34	35.70	3.63	250	62.89	36.23	3.14

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended February 29, 2012) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$289	4.00%	2.14%	2.14%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
February 29, 2012	$189	$689	5.00%	0.00%	3.14%	–1.86%	3.14%	–1.86%
February 28, 2013	195	595	10.25	6.25	6.38	2.38	3.14	–0.74
February 28, 2014	201	501	15.76	12.76	9.72	6.72	3.14	0.32
February 28, 2015	207	507	21.55	18.55	13.16	10.16	3.14	0.41
February 29, 2016	214	414	27.63	25.63	16.72	14.72	3.14	1.37
February 28, 2017	221	321	34.01	33.01	20.38	19.38	3.14	2.28
February 28, 2018	227	227	40.71	40.71	24.16	24.16	3.14	3.14
February 28, 2019	235	235	47.75	47.75	28.06	28.06	3.14	3.14
February 29, 2020	179	179	55.13	55.13	32.71	32.71	3.63	3.63
February 28, 2021	185	185	62.89	62.89	37.53	37.53	3.63	3.63

1	Class B shares automatically convert to Class A shares after eight years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Index Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 29, 2012	$87	5.00%	4.15%	4.15%
February 28, 2013	118	10.25	8.20	3.89
February 28, 2014	122	15.76	12.41	3.89
February 28, 2015	127	21.55	16.78	3.89
February 29, 2016	132	27.63	21.33	3.89
February 28, 2017	137	34.01	26.05	3.89
February 28, 2018	143	40.71	30.95	3.89
February 28, 2019	148	47.75	36.04	3.89
February 29, 2020	154	55.13	41.33	3.89
February 28, 2021	160	62.89	46.83	3.89

FEBRUARY 28, 2011	121

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC Washington, DC 20549-1520 1-202-551-8090 Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds except International Equity Index Fund is 811-21295.

Investment Company Act File No. for International Equity Index Fund is 811-4236.

©JPMorgan Chase & Co. 2011 All rights reserved. February 2011.

PR-INTEQABCS-211

Prospectus

J.P. Morgan International Equity Funds

Institutional Class Shares

February 28, 2011, as supplemented May 2, 2011

JPMorgan Asia Equity Fund	Ticker: JPAIX
JPMorgan Emerging Markets Equity Fund	Ticker: JMIEX
JPMorgan International Opportunities Fund	Ticker: JPIOX
JPMorgan International Value Fund	Ticker: JNUSX
JPMorgan Intrepid European Fund	Ticker: JFEIX
JPMorgan Intrepid International Fund	Ticker: JFTIX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Asia Equity Fund

Class/Ticker: Institutional/JPAIX

What is the goal of the Fund?

The Fund will seek total return from long-term capital growth. Total return consists of capital growth and current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees	1.00%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.37
Shareholder Service Fees	0.10
Remainder of Other Expenses	0.27

Total Annual Fund Operating Expenses	1.37
Fee Waivers and Expense Reimbursements¹	(0.02)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements¹	1.35

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.35% of its average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
INSTITUTIONAL CLASS SHARES ($)	137	432	748	1,645

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 109% of the average value of its portfolio.

FEBRUARY 28, 2011	1

JPMorgan Asia Equity Fund (continued)

What are the Fund’s main investment strategies?

The Fund primarily invests in equity securities of foreign companies located throughout the Asian region, except Japan. Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of such issuers. “Assets” means net assets, plus the amount of borrowings for investment purposes. The “Asian region” includes, but is not limited to, South Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand, Indonesia, India and the Philippines.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes.

The Fund may invest a substantial part of its assets in just one region or country.

Investment Process: The Fund is managed by the sub-adviser using an active style of portfolio management which focuses on stock selection conducted by experienced specialists located within the Asian Region. The sub-adviser’s portfolio managers are encouraged to focus upon fundamental research of their investment universe. They conduct quality and growth analyses of companies to attempt to identify those that have the ability to offer sustained superior returns to shareholders and to distinguish those companies from the majority of firms whose fortunes are determined largely by the business cycle. A valuation or quantitative analysis is used to evaluate the value and profitability of the company.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur or if it believes that more attractive opportunities are available.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Asian Market Risk. The small size of securities markets and the low trading volume in many countries in the Asian region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar (e.g., recent currency crises in Thailand, Indonesia, the Philippines and South Korea), and devaluation, all of which could decrease the value of the Fund.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year for the past nine calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) All Country Asia ex-Japan Index (net of foreign withholding taxes) and the Lipper Pacific Region ex-Japan Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Institutional Class Shares is based on the performance of Class A Shares prior to the inception of the Institutional Class Shares. The actual returns of the Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Class A Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	38.36%
Worst Quarter	3rd quarter, 2008	–24.29%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Life of Fund Since 10/31/01
INSTITUTIONAL CLASS SHARES
Return Before Taxes	21.83%	12.31%	12.54%
Return After Taxes on Distributions	21.89	12.01	12.29
Return After Taxes on Distributions and Sale of Fund Shares	14.38	10.74	11.22
MSCI ALL COUNTRY ASIA EX-JAPAN INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	19.62	12.86	17.37
LIPPER PACIFIC REGION EX-JAPAN FUNDS INDEX
(Reflects No Deduction for Taxes)	22.42	14.01	18.73

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

FEBRUARY 28, 2011	3

JPMorgan Asia Equity Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Andrew Swan	2005	Managing Director
Joshua Tay	2005	Managing Director
Pauline Ng	2009	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Emerging Markets Equity Fund

Class/Ticker: Institutional/JMIEX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees	1.00%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.43
Shareholder Service Fees	0.10
Remainder of Other Expenses	0.33
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	1.44

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses shown in the fee table. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
INSTITUTIONAL CLASS SHARES ($)	147	456	787	1,724

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

FEBRUARY 28, 2011	5

JPMorgan Emerging Markets Equity Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, the United Kingdom, the United States, and most of the countries of Western Europe.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund the adviser seeks to add value primarily through stock selection decisions. Thus, decisions about country weightings are secondary to those about the individual stocks, which make up the portfolio. The portfolio managers are primarily responsible for implementing the recommendations of the country specialists, who make their recommendations based on the stock ranking system.

Country specialists use their local expertise to identify, research, and rank companies according to their expected performance. Stocks are assessed using a two-part analysis which considers both expected short-term price moves (stock ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications). In order to encourage creativity, considerable autonomy is given to country specialists at the stock idea generation stage of the process.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares the performance to the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes), the MSCI Emerging Markets Index, and the Lipper Emerging Markets Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. As of the date of this prospectus, the Fund’s benchmark has changed to the MSCI Emerging Markets Index (net of foreign withholding taxes), which reflects the deduction of foreign withholding taxes on dividends reinvested and more accurately reflects the expenses that an investor investing in the securities included in the benchmark would incur. The Fund’s former benchmark was the MSCI Emerging Markets Index, which does not reflect the deduction of foreign withholding taxes on dividends reinvested. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Institutional Class Shares prior to their inception is based on the performance of a class of shares of the Fund that operated in a master-feeder structure and which had similar expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	32.52%
Worst Quarter	4th quarter, 2008	–25.81%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	18.30%	13.06%	15.68%
Return After Taxes on Distributions	18.27	13.00	15.56
Return After Taxes on Distributions and Sale of Fund Shares	12.10	11.51	14.23
MSCI EMERGING MARKETS INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	18.88	12.78	15.89
MSCI EMERGING MARKETS INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	19.20	13.11	16.23
LIPPER EMERGING MARKETS FUNDS INDEX
(Reflects No Deduction for Taxes)	20.14	11.25	15.17

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

FEBRUARY 28, 2011	7

JPMorgan Emerging Markets Equity Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Austin Forey	2005	Managing Director
Gregory A. Mattiko	2005	Executive Director
Ashraf El Ansary	2005	Executive Director
Richard Titherington	2009	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Opportunities Fund

Class/Ticker: Institutional/JPIOX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees	0.60%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.36
Shareholder Service Fees	0.10
Remainder of Other Expenses	0.26
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	0.97
Fee Waivers and Expense Reimbursements¹	(0.05)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements¹	0.92

1	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Institutional Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.91% of its average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
INSTITUTIONAL CLASS SHARES ($)	94	304	531	1,185

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

FEBRUARY 28, 2011	9

JPMorgan International Opportunities Fund (continued)

What are the Fund’s main investment strategies?

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, Hong Kong, Singapore, the United Kingdom, and most of the countries of Western Europe; emerging markets include most other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, privately placed securities and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund will invest substantially in securities denominated in foreign currencies and may seek to enhance returns and manage currency risk where appropriate through managing currency exposure.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and securities selection.

The adviser selects securities for the Fund’s portfolio using its own investment process to determine which companies it believes are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Securities in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis, the adviser develops proprietary research, primarily on companies but also on countries and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

Fundamental stock research is used to produce a ranking of companies in each industry group according to their relative value. The Fund’s adviser then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	catalysts that could trigger a change in a security’s price;
•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund may invest a substantial part of its assets in just one region or country.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Institutional Class Shares prior to their inception is based on the performance of a class of shares of the Fund that operated in a master-feeder structure and which had similar expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	23.61%
Worst Quarter	3rd quarter, 2002	–19.93%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	9.22%	3.80%	3.81%
Return After Taxes on Distributions	8.63	3.37	3.43
Return After Taxes on Distributions and Sale of Fund Shares	6.41	3.17	3.20
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	16.36	10.26	13.18
LIPPER INTERNATIONAL LARGE- CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	8.82	2.33	3.06

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

FEBRUARY 28, 2011	11

JPMorgan International Opportunities Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jeroen Huysinga	2000	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Value Fund

Class/Ticker: Institutional/JNUSX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees	0.60%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.35
Shareholder Service Fees	0.10
Remainder of Other Expenses	0.25

Total Annual Fund Operating Expenses	0.95

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses shown in the fee table. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
INSTITUTIONAL CLASS SHARES ($)	97	303	525	1,166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

FEBRUARY 28, 2011	13

JPMorgan International Value Fund (continued)

What are the Fund’s main investment strategies?

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index, which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund invests are common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

The Fund’s sector weightings generally approximate those of the MSCI EAFE Value Index, although the Fund does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser’s fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund’s management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

•	value characteristics such as low price-to-book and price-to-earnings ratios;

•	catalysts that could trigger a change in a stock’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund may invest a substantial part of its assets in just one region or country.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class Shares over the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes) and the Lipper International Large-Cap Value Funds Average, an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper average includes the expenses of the mutual funds included in the average. The performance of Institutional Class Shares prior to their inception is based on the performance of a class of shares of the Fund that operated in a master-feeder structure and which had similar expenses. Past performance

(before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	25.00%
Worst Quarter	3rd quarter, 2002	–20.89%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	9.43%	3.43%	4.92%
Return After Taxes on Distributions	8.64	2.64	4.23
Return After Taxes on Distributions and Sale of Fund Shares	6.64	2.70	3.99
MSCI EAFE VALUE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	3.25	1.37	4.19
LIPPER INTERNATIONAL LARGE-CAP VALUE FUNDS AVERAGE
(Reflects No Deduction for Taxes)	5.19	1.19	4.20

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

FEBRUARY 28, 2011	15

JPMorgan International Value Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Gerd Woort-Menker	2002	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Intrepid European Fund

Class/Ticker: Institutional/JFEIX

What is the goal of the Fund?

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees	0.65%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.62
Shareholder Service Fees	0.10
Remainder of Other Expenses	0.52
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	1.28
Fee Waivers and Expense Reimbursements¹	(0.27)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement¹	1.01

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Institutional Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of its average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
INSTITUTIONAL CLASS SHARES ($)	103	379	676	1,522

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 381% of the average value of its portfolio.

FEBRUARY 28, 2011	17

JPMorgan Intrepid European Fund (continued)

What are the Fund’s main investment strategies?

The Fund invests primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The Fund may utilize exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser uses a bottom-up stock selection process that focuses on the value and growth characteristics of stocks to decide which stocks to buy and sell.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other Western European countries which the adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the adviser believes are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund’s assets will usually be invested in a number of different Western European countries, the Fund may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI) Europe Index (net of foreign withholding taxes) and the Lipper European Region Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Institutional Class Shares is based on the performance of Class A Shares prior to the inception of Institutional Class Shares. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Class A Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	24.19%
Worst Quarter	3rd quarter, 2008	–23.61%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	9.94%	3.64%	7.30%
Return After Taxes on Distributions	9.68	2.31	6.13
Return After Taxes on Distributions and Sale of Fund Shares	6.96	2.77	6.05
MSCI EUROPE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	3.88	2.85	3.27
LIPPER EUROPEAN REGION FUNDS INDEX
(Reflects No Deduction for Taxes)	10.37	5.19	4.68

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
John Baker	2005	Managing Director
Jonathan Ingram	2007	Managing Director

FEBRUARY 28, 2011	19

JPMorgan Intrepid European Fund (continued)

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Intrepid International Fund

Class/Ticker: Institutional/JFTIX

What is the goal of the Fund?

The Fund seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees	0.85%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.46
Shareholder Service Fees	0.10
Remainder of Other Expenses	0.36
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	1.32
Fee Waivers and Expense Reimbursements¹	(0.31)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements¹	1.01

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Institutional Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of its average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
INSTITUTIONAL CLASS SHARES ($)	103	388	694	1,563

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

FEBRUARY 28, 2011	21

JPMorgan Intrepid International Fund (continued)

What are the Fund’s main investment strategies?

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund’s assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, Hong Kong, the United Kingdom and most of the countries of Western Europe; emerging markets include most of the other countries in the world.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multifactor model is used to quantitatively rank securities in the Fund’s investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Fund that have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, Expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year for the past nine calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index , an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	24.67%
Worst Quarter	3rd quarter, 2008	–21.70%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Life of Fund Since 4/30/01
INSTITUTIONAL CLASS SHARES
Return Before Taxes	12.45%	1.89%	4.00%
Return After Taxes on Distributions	12.33	1.67	3.81
Return After Taxes on Distributions and Sale of Fund Shares	8.68	1.83	3.60
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	7.75	2.46	4.49
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	8.82	2.33	4.05

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Sandeep Bhargava	2005	Managing Director
Howard Williams	2005	Managing Director

FEBRUARY 28, 2011	23

JPMorgan Intrepid International Fund (continued)

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Each of the Funds

The main investment strategies for a particular Fund are summarized in the Fund’s Risk/Return Summary. Each Fund will invest primarily in equity securities as described in its Risk/Return Summary. These equity securities may include:

•	common stock

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

•	privately placed securities (except for Intrepid International Fund)

The main investment strategies for each Fund may also include:

•	real estate investment trusts (REITs) which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate

•	foreign securities, which may be in the form of depositary receipts

•	securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which a Fund may invest

•	derivatives, including futures, options, swaps and forwards

Although not main strategies, the Funds may also utilize:

•	high yield securities which are below investment grade (junk bonds) and securities in the lowest investment grade category.

•	sovereign debt

•	corporate debt

•	securities lending

•	other investment companies

•

exchange-traded funds (ETFs) which are registered investment companies whose shares are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index

•	affiliated money market funds

•	closed-end investment companies

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and forwards to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Each Fund may utilize these investment strategies to a greater or lesser degree.

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

Asia Equity Fund

Asian Market Risk. The small size of securities markets and the low trading volume in many countries in the Asian Region may lead to a lack of liquidity. Also, some Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Many of the currencies in Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Fund.

The trading volume on some Asian stock exchanges is much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

Emerging Markets Equity Fund

The adviser believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these

FEBRUARY 28, 2011	25

More About the Funds (continued)

markets. The adviser believes that corporate disclosure and transparency can vary widely, thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

Intrepid European Fund

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P) or Fitch Ratings (Fitch) or the equivalent by another national rating organization, meaning that such securities will carry a minimum rating of Baa3, BBB–, or BBB–, respectively, or in securities that are unrated but are deemed by the adviser to be of comparable quality. No more than 20% of the Fund’s assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund’s assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank. The Fund may also invest in corporate bonds, municipal bonds, inflation-linked debt securities and debt securities issued by governmental entities and private issuers.

NON-FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. None of the Funds have fundamental investment objectives, and each may be changed without the consent of a majority of the outstanding shares of a Fund.

INVESTMENT RISKS

There can be no assurance that the Funds will achieve their investment objectives.

The main risks associated with investing in each Fund are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Please note that each Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Funds” later in the prospectus and in the statement of additional information.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Foreign Securities and Emerging Market Risks. To the extent a Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. As a result, the Fund is intended for investors who are able to sustain sudden, and some times substantial, fluctuations in the value of their investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that a Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. A Fund may also hedge from one foreign currency to another.

In addition, a Fund’s use of currency hedging may not be successful and the use of such strategies may lower a Fund’s potential returns.

High Portfolio Turnover Risk (applicable to Asia Equity Fund, International Value Fund, Intrepid European Fund and Intrepid International Fund). A Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Smaller Cap Company Risk (Small Cap Company and Mid Cap Company Risk) (applicable only to International Opportunities Fund and International Value Fund). Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

Value Investing Risk (applicable to International Value Fund only). Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Securities Lending Risk. Certain Funds engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause a Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its

FEBRUARY 28, 2011	27

More About the Funds (continued)

sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Geographic Focus Risk. Certain of the Funds may focus their investments in a region or small group of countries. As a result, a Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Redemption Risk. A Fund may need to sell its holdings in order to meet shareholder redemption requests. A Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Exchange-Traded Fund (ETF) and Investment Company Risk. A Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when a Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Derivatives Risk. The Funds may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect of the increase or decrease in the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Credit Risk. The Fund’s investments are subject to the risk that an issuer or the counterparty will fail to make payments when due or default completely on securities, repurchase agreements or other investments held by the Fund. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Funds may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

High Yield Securities Risk. The Fund may invest in debt securities that are considered to be speculative (also known as junk bonds). These investments may be issued by companies which may be highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss,

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and a Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Inflation-Linked Securities Risk (applicable to Intrepid European Fund only). Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (such as real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. A Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of inflation calculated by the index. In addition, inflation-linked securities are subject to the risk that the CPI or other relevant index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

For more information about risks associated with the types of investments that the Funds purchase, please read the “Risk/ Return Summaries,” the “Risk and Reward Elements for the Funds” later in the prospectus and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

EXPENSE LIMITATION

Emerging Markets Equity Fund

The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Institutional Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.45% of its average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

FEBRUARY 28, 2011	29

More About the Funds (continued)

International Value Fund

The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent that Total Annual Fund Operating Expenses of Institutional Class Shares (excluding Acquired Fund Fees and Expenses, Dividend Expenses on Short Sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.95% of its average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Additional Historical Performance Information

Asia Equity Fund

The performance figures in the table for the period before Institutional Class Shares were launched on 6/28/02 are based on the performance of the Class A Shares, which are invested in the same portfolio of securities as the Institutional Class Shares, but whose shares are not being offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Class A Shares.

Emerging Markets Equity Fund

Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before the Institutional Class Shares were launched on 9/10/01 is based on the performance of the institutional feeder whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares.

International Opportunities Fund

Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before the Institutional Class Shares were launched on 9/10/01 is based on the performance of the institutional feeder whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares.

International Value Fund

Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before the Institutional Class Shares were launched on 9/10/01 is based on the performance of the institutional feeder whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares.

Intrepid European Fund

The performance figures in the table for the period before Institutional Class Shares were launched on 9/10/01 are based on the performance of the Class A Shares, which are invested in the same portfolio of securities as the Institutional Class Shares, but whose shares are not being offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Class A Shares.

Intrepid International Fund

Prior to 12/15/05 the Fund was managed in a tax-sensitive manner, and the Fund may have performed differently had it not been so managed.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The Funds’ Management and Administration

Each Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 270 Park Avenue, New York, NY 10017.

JF International Management, Inc. (JFIMI) is the sub-adviser to the Asia Equity Fund. It makes the day-to-day investment decisions for the Fund. JPMIM pays JFIMI a subadvisory fee for its services. JFIMI is located at 21/F, Chater House, 8 Connaught Road, Central Hong Kong.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

JFIMI is a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by JPMorgan Asset Management Holdings Inc.

During the most recent fiscal year ended 10/31/10, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Asia Equity Fund	1.00%
Emerging Markets Equity Fund	0.99
International Opportunities Fund	0.59
International Value Fund	0.59
Intrepid European Fund	0.53
Intrepid International Fund	0.76

A discussion of the basis the trustees of the trust used in reapproving the investment advisory agreements for the Funds is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

Asia Equity Fund

JFIMI is the sub-adviser to the Asia Equity Fund. The management team at JFIMI is led by Andrew Swan, Joshua Tay and Pauline Ng. Mr. Swan, Managing Director, has been with the sub-adviser since 1994 and has been an investment manager since 2004. Mr. Tay, Managing Director, has been a fund manager of JFIMI and its affiliates, since 1996. Ms. Ng, Managing Director, CPA and CFA charterholder, joined JFIMI and its affiliates in 2005. From 2001–2005, Ms. Ng worked as a Japan telecommunications analyst and then as a fund manager responsible for Malaysia and emerging Asia with Allianz Dresdner Asset Management.

Emerging Markets Equity Fund

The management team is led by Austin Forey. Mr. Forey, a Managing Director, has been with JPMIM and its affiliates since 1988 and a portfolio manager since 1994. Working with Mr. Forey are Gregory A. Mattiko, Ashraf El Ansary and Richard Titherington. Mr. Mattiko is an Executive Director of JPMIM and has been with JPMIM since 2003. Mr. El Ansary is an Executive Director of JPMIM and has been an employee of JPMIM and its affiliates since 1999. Mr. Titherington, a Managing Director, is the chief investment officer and head of the Emerging Markets Equity Team. Mr. Titherington has been an employee of JPMIM and its affiliates since 1986.

International Opportunities Fund

The management team is led by Jeroen Huysinga, Managing Director, who has been with JPMIM and its affiliates since 1997.

International Value Fund

The portfolio management team is led by Gerd Woort-Menker, Managing Director, who joined the team in 2002 and has been at JPMorgan Chase or its affiliates (or one of its predecessors) since 1987. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London.

Intrepid European Fund

The Fund is co-managed by Jonathan Ingram and John Baker. Mr. Ingram, Managing Director, leads the high alpha team of the JPMorgan Funds European Equity Group. Mr. Ingram has been with JPMIM and its affiliates since 2000. Mr. Ingram is a CFA charterholder. Mr. Baker, Managing Director, is a portfolio manager within the high alpha team of the JPMorgan Funds

FEBRUARY 28, 2011	31

The Funds’ Management and Administration (continued)

European Equity Group. Mr. Baker has been with JPMIM and its affiliates since 1994.

Intrepid International Fund

The management team is led by Sandeep Bhargava and Howard Williams. Mr. Bhargava, Managing Director, is a global equity portfolio manager in the Global Portfolios Group based in London. An employee of JPMIM and its affiliates since 1997, he previously was a product manager for India Asset Management in Asia. Prior to joining the firm, Mr. Bhargava spent two years managing Asian emerging market funds with a focus on technology and pharmaceuticals at Barclays Global Investors in London. Mr. Bhargava began his career lecturing at the University of York, combining this with consulting roles at a number of financial institutions including The World Bank in Washington D.C., ICICI in India and the United Nations Conference on Trade Development in Switzerland. Mr. Williams, Managing Director, is head of the Global Portfolios Group based in London. An employee of JPMIM and its affiliates since 1994, Mr. Williams was previously employed at Shell Pensions in London as senior portfolio manager and head of UK equities. Prior to that, Mr. Williams spent three years managing global invested offshore pension funds in Bermuda for Shell Trust. Mr. Williams also spent five years at Kleinwort Benson Investment Management as a portfolio manager specializing in UK equities. Mr. Williams began his career at James Capel & Co. Mr. Williams holds a M.A. in geography from Cambridge University.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrators

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of each Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trust, on behalf of the Funds, has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of the each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM, and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Institutional Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Institutional Class Shares — See “How do I open an account?”

•

Institutional Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Boards have adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

FEBRUARY 28, 2011	33

How to Do Business with the Funds (continued)

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements. Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan money market funds.

Although these funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Boards. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Boards, determines that the pricing service quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other J.P. Morgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-INSTITUTIONAL)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

FEBRUARY 28, 2011	35

How to Do Business with the Funds (continued)

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-INSTITUTIONAL)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Institutional Class Shares of a Fund may be exchanged for Institutional Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If a Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining

FEBRUARY 28, 2011	37

How to Do Business with the Funds (continued)

shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;
2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Each Fund, except for the International Equity Fund, generally declares and distributes net investment income, if any, at least annually. The International Equity Fund generally declares and distributes net investment income, if any, quarterly. The Funds will distribute net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

With respect to taxable shareholders, for federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year of such shareholder beginning before January 1, 2013 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

With respect to taxable shareholders, distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2013 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares of a Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

Each Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, a Fund that invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

A Fund’s investments in certain debt obligations, derivative instruments and so-called “passive foreign investment companies” may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the

FEBRUARY 28, 2011	39

Shareholder Information (continued)

amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days (10 days for the International Opportunities Fund, the International Value Fund and the Intrepid International Fund) after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

FEBRUARY 28, 2011	41

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange-Traded Funds (ETFs)[1] and other investment companies

•   If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•    The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies help to manage smaller cash flows

•    Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (“1940 Act”)

•    Exemptive orders granted to various iShares funds (which are ETFs), other ETFs and their investment advisers by the Securities and Exchange Commission (“SEC”) permit the Funds to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•    Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

Foreign and other market conditions

•   Each Fund’s share price and performance will fluctuate in response to stock and bond market movements

•   The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•    A Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

•    Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•    Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective

•   Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

•   Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•    Most bonds will rise in value when interest rates fall

•   Emerging markets can offer higher returns

•   Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include U.S. and foreign common stocks, convertible securities[2], preferred stocks[3], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[4] and investment company securities

•    Each Fund seeks to limit risk and enhance performance through active management, country allocation and diversification

•    During severe market downturns, each fund has the option of investing up to 100% of its total assets in high quality short-term instruments

1	Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

2	Convertible securities are bonds or preferred stock that can convert to common stock.

3	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

4	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Management choices
• Each Fund could underperform its benchmark due to its securities choices and asset allocation choices	• Each Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Foreign currencies
• Currency exchange rate movements could reduce gains or create losses • Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks	• Favorable exchange rate movements could generate gains or reduce losses

•   Except as noted earlier in this prospectus, each Fund manages the currency exposure of its foreign investments relative to its benchmark and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”)

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• Each Fund segregates or earmarks liquid assets to offset leverage risk

FEBRUARY 28, 2011	43

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*

•   Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred

•    A Fund may have difficulty exiting a derivatives position

•    Derivatives used for risk management or, for certain Funds, to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•    Certain types of derivatives involve costs to a Fund which can reduce returns

•    Derivatives that involve leverage could magnify losses

•   Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility

•    Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•    The Funds could make money and protect against losses if management’s analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•   Each Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of such Fund’s exposure relative to its benchmark

•   Each Fund only establishes hedges that it expects will be highly correlated with underlying positions

•   Each Fund may use derivatives in an effort to produce increased income or gains

•   Each Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending

•   When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults

•   The collateral will be subject to the risks of the securities in which it is invested

• A Fund may enhance income through the investment of the collateral received from the borrower

•   The adviser maintains a list of approved borrowers

•    A Fund receives collateral equal to at least 100% of the current value of securities loaned

•   The lending agents indemnify the Funds against borrower default

•    The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses

•    Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price it desires	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•   No Fund may invest more than 15% of its net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, each Fund may hold high quality short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•   Increased trading would raise a Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Funds’ returns

	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• Each Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

FEBRUARY 28, 2011	45

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

Institutional Class
				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Asia Equity Fund
Institutional Class
Year Ended October 31, 2010	$29.49	$0.03	(c)	$7.89	$7.92	$—	$—	$—
Year Ended October 31, 2009	17.81	0.08	(c)	11.76	11.84	(0.16)	—	(0.16)
Year Ended October 31, 2008	48.96	0.11	(c)	(29.12)	(29.01)	(0.14)	(2.00)	(2.14)
Year Ended October 31, 2007	26.72	0.14	(c)	22.74	22.88	(0.15)	(0.49)	(0.64)
Year Ended October 31, 2006	21.84	0.22	(c)	5.62	5.84	(0.14)	(0.82)	(0.96)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.
(e)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Had these losses not been reimbursed, the total return for Institutional Class Shares would have been 87.16%.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

			Ratios/Supplemental data
						Ratios to average net assets
Redemption fees		Net asset value, end of period	Total return (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$—	(d)	$37.41	$26.86		$263,090	1.35%	0.08%	1.37%	109%
—	(d)	29.49	67.01		293,745	1.30	0.34	1.32	211
—	(d)	17.81	(61.60)		97,763	1.33	0.31	1.35	115
—	(d)	48.96	87.31	(e)	256,615	1.34	0.40	1.36	78
—	(d)	26.72	27.52		20,140	1.35	0.90	1.45	99

FEBRUARY 28, 2011	47

Financial Highlights (continued)

Institutional Class (continued)
		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Institutional Class
Year Ended October 31, 2010	$19.23	$0.08	(c)	$4.82	$4.90	$(0.09)	$—	(d)
Year Ended October 31, 2009	12.97	0.14	(c)	6.45	6.59	(0.33)	—	(d)
Year Ended October 31, 2008	26.80	0.30		(14.04)	(13.74)	(0.09)	—	(d)
Year Ended October 31, 2007	16.79	0.11	(c)	10.01	10.12	(0.11)	—	(d)
Year Ended October 31, 2006	12.47	0.12	(c)	4.25	4.37	(0.05)	—	(d)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$24.04	$25.55	$513,904	1.40%	0.37%	1.43%	14%
19.23	52.20	325,849	1.43	0.93	1.46	10
12.97	(51.44)	108,836	1.42	1.52	1.42	19
26.80	60.59	193,867	1.42	0.51	1.42	26
16.79	35.14	92,060	1.43	0.77	1.47	4

FEBRUARY 28, 2011	49

Financial Highlights (continued)

Institutional Class (continued)
	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Institutional Class
Year Ended October 31, 2010	$12.29	$0.22	(c)	$1.24		$1.46	$(0.33)	$—	(d)
Year Ended October 31, 2009	10.13	0.25	(c)(e)	2.18	(e)	2.43	(0.27)	—	(d)
Year Ended October 31, 2008	18.72	0.38	(c)	(8.62)		(8.24)	(0.35)	—	(d)
Year Ended October 31, 2007	15.25	0.34	(c)	3.37		3.71	(0.24)	—	(d)
Year Ended October 31, 2006	11.82	0.19	(c)	3.48		3.67	(0.24)	—	(d)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.
(e)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $2.17, the total return would have been 24.60% and the net investment income (loss) ratio would have been 1.19% for Institutional Class Shares. The impact on net investment income (loss) per share was less than $0.01 for Institutional Class Shares.
(f)	Includes interest expense of 0.01%.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (a)		Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$13.42	$12.12		$272,487	0.91%		1.75%		0.96%	57%
12.29	24.70	(e)	161,023	0.92		2.41	(e)	1.02	85
10.13	(44.77)		126,248	0.92		2.48		0.98	70
18.72	24.58		154,596	0.93	(f)	1.99		1.00	92
15.25	31.48		77,502	0.92		1.33		1.15	92

FEBRUARY 28, 2011	51

Financial Highlights (continued)

Institutional Class (continued)
		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Value Fund
Institutional Class
Year Ended October 31, 2010	$12.47	$0.25	(c)	$1.19	$1.44	$(0.32)	$—	$(0.32)	$—	(d)
Year Ended October 31, 2009	10.47	0.28	(c)	2.10	2.38	(0.38)	—	(0.38)	—	(d)
Year Ended October 31, 2008	21.11	0.50	(c)	(9.89)	(9.39)	(0.27)	(0.98)	(1.25)	—	(d)
Year Ended October 31, 2007	16.83	0.34	(c)	4.17	4.51	(0.23)	—	(0.23)	—	(d)
Year Ended October 31, 2006	12.70	0.42	(c)	3.91	4.33	(0.20)	—	(0.20)	—	(d)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$13.59	$11.79	$421,538	0.92%	2.04%	0.95%	92%
12.47	23.75	347,238	0.95	2.60	0.96	98
10.47	(46.94)	149,326	0.92	3.09	0.92	86
21.11	27.10	201,062	0.94	1.80	0.94	92
16.83	34.47	51,749	0.94	2.82	1.01	80

FEBRUARY 28, 2011	53

Financial Highlights (continued)

Institutional Class (continued)
				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid European Fund
Institutional Class
Year Ended October 31, 2010	$17.46	$0.27	(c)	$1.46		$1.73	$(0.44)	$—	$(0.44)
Year Ended October 31, 2009	15.63	0.42	(c)(e)	2.53	(e)(f)	2.95	(1.12)	—	(1.12)
Year Ended October 31, 2008	35.44	0.74	(c)	(16.59)		(15.85)	(0.50)	(3.46)	(3.96)
Year Ended October 31, 2007	28.54	0.56	(c)	8.03		8.59	(0.28)	(1.41)	(1.69)
Year Ended October 31, 2006	23.53	0.44	(c)	7.97		8.41	(0.24)	(3.16)	(3.40)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.
(e)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $2.52 and total return would have been 20.73% for Institutional Class Shares. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively for Institutional Class Shares.
(f)	The Advisor reimbursed the Fund for losses incurred from an operational error. There was no impact to net realized and unrealized gain (losses) on investments per share or total return.
(g)	Includes interest expense of 0.01%.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

			Ratios/Supplemental data
						Ratios to average net assets
Redemption fees		Net asset value, end of period	Total return (a)		Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$—	(d)	$18.75	$10.10		$13,271	1.00%		1.57%		1.27%	381%
—	(d)	17.46	20.80	(e)(f)	34,082	1.01	(g)	2.88	(e)	1.39	433
—	(d)	15.63	(49.65)		48,219	1.01	(g)	2.77		1.05	235
—	(d)	35.44	31.48		315,180	0.99		1.77		1.02	171
—	(d)	28.54	40.27		144,301	1.00		1.75		1.05	97

FEBRUARY 28, 2011	55

Financial Highlights (continued)

Institutional Class (continued)
		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid International Fund
Institutional Class
Year Ended October 31, 2010	$15.27	$0.19	(c)	$1.78	$1.97	$(0.30)	$—	$(0.30)	$—	(d)
Year Ended October 31, 2009	13.76	0.25	(c)	2.46	2.71	(1.20)	—	(1.20)	—	(d)
Year Ended October 31, 2008	28.05	0.60	(c)	(14.17)	(13.57)	(0.33)	(0.39)	(0.72)	—	(d)
Year Ended October 31, 2007	22.11	0.34	(c)	5.81	6.15	(0.21)	—	(0.21)	—	(d)
Year Ended October 31, 2006	17.52	0.36	(c)	4.51	4.87	(0.28)	—	(0.28)	—	(d)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.
(e)	Includes interest expense of 0.01%.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$16.94	$13.11	$99,766	1.00%		1.21%	1.31%	92%
15.27	22.05	112,905	1.01	(e)	1.90	1.22	95
13.76	(49.49)	108,212	1.01	(e)	2.68	1.13	126
28.05	28.04	368,217	1.00		1.37	1.14	84
22.11	28.07	496,326	1.00		1.74	1.24	92

FEBRUARY 28, 2011	57

Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates Relating to Former One Group Mutual Funds

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA) entered into agreements with the Securities and Exchange Commission (the SEC Order) and the New York Attorney General (NYAG settlement) in resolution of investigations into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds. JPMIA was the investment adviser to certain J.P. Morgan Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment adviser to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan Chase (the corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Funds is 811-21295.

©JPMorgan Chase & Co. 2011 All rights reserved. February 2011. PR-INTEQI-211

Prospectus

J.P. Morgan International Equity Funds

Class R2, Class R5 & Class R6 Shares

February 28, 2011, as supplemented May 2, 2011

JPMorgan Emerging Economies Fund Class/Ticker: R5/JEERX JPMorgan International Equity Fund Class/Ticker: R2/JIEZX; R5/JIERX; R6/JNEMX JPMorgan International Equity Index Fund Class/Ticker: R2/JEIZX	JPMorgan International Opportunities Fund Class/Ticker: R6/JIOMX JPMorgan International Value Fund Class/Ticker: R2/JPVZX; R6/JNVMX JPMorgan Intrepid International Fund Class/Ticker: R2/JIIZX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Emerging Economies Fund

Class/Ticker: R5/JEERX

What is the goal of the Fund?

The Fund seeks long-term capital growth.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R5
Management Fees	1.00%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	2.54
Shareholder Service Fees	0.05
Remainder of Other Expenses	2.49

Total Annual Fund Operating Expenses	3.54
Fee Waivers and Expense Reimbursements[1]	(2.14)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.40

1	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R5 Shares (excluding acquired fund fees and expenses, dividend expenses on interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.40% of its average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	143	887	1,653	3,668

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 156% of the average value of its portfolio.

FEBRUARY 28, 2011	1

JPMorgan Emerging Economies Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets companies and other investments that are tied economically to emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, the United Kingdom, the United States, and most of the countries of Western Europe. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market.

The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund is not constrained by capitalization or style limits and will invest across sectors. The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may use exchange-traded futures for the efficient management of cash flows. The Fund may also use participatory notes in the management of portfolio assets.

Investment Process: The adviser believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Fund’s investment universe which the adviser uses to select securities. Securities held in the Fund that the adviser believes have become over-valued and/or whose factor signals have deteriorated materially may be sold and are generally replaced with more attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past two calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (net of foreign withholding taxes), the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. As of the date of this prospectus, the Fund’s benchmark has changed to the MSCI Emerging Markets Index (net of foreign withholding taxes), which reflects the deduction of foreign withholding taxes on dividends reinvested and more accurately reflects the expenses that an investor investing in the securities included in the benchmark would incur. The Fund’s former benchmark was the MSCI Emerging Markets Index, which does not reflect the deduction of foreign withholding taxes on dividends reinvested. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	33.75%
Worst Quarter	2nd quarter, 2010	-8.43%

FEBRUARY 28, 2011	3

JPMorgan Emerging Economies Fund (continued)

AVERAGE ANNUAL TOTAL RETURN (For periods ended December 31, 2010)
	Past 1 Year	Life of Fund Since 2/28/08
CLASS R5 SHARES
Return Before Taxes	27.23%	1.84%
Return After Taxes on Distributions	27.10	1.35
Return After Taxes on Distributions and Sale of Fund Shares	17.72	1.34
MSCI EMERGING MARKETS INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	18.88	1.86
MSCI EMERGING MARKETS INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	19.20	2.15
LIPPER EMERGING MARKETS FUNDS INDEX
(Reflects No Deduction for Taxes)	20.14	0.71

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Anuj Arora	2008	Vice President
George Iwanicki	2008	Managing Director
Leon Eidelman	2008	Vice President

Purchase and Sale of Fund Shares

There is no minimum or maximum purchase requirements with respect to Class R5 Shares.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Fund

Class/Ticker: R2/JIEZX; R5/JIERX; R6/JNEMX

What is the goal of the Fund?

The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5	Class R6
Management Fees	0.80%	0.80%	0.80%
Distribution (Rule 12b-1) Fees	0.50	NONE	NONE
Other Expenses	0.49	0.30	0.25
Shareholder Service Fees	0.25	0.05	NONE
Remainder of Other Expenses¹	0.24	0.25	0.25
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.80	1.11	1.06
Fee Waivers and Expense Reimbursements[2]	(0.23)	(0.24)	(0.24)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.57	0.87	0.82

1	“Remainder of Other Expenses” of the Class R6 Shares are based on estimated expenses for the current fiscal year.

2	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2, Class R5 and Class R6 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.56%, 0.86% and 0.81%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	160	544	953	2,097
CLASS R5 SHARES ($)	89	329	588	1,330
CLASS R6 SHARES ($)	84	313	561	1,272

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

FEBRUARY 28, 2011	5

JPMorgan International Equity Fund (continued)

What are the Fund’s main investment strategies?

Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser will seek to diversify the Fund’s portfolio by investing in issuers in at least three different countries other than the United States. However, the Fund may invest a substantial part of its assets in just one region or country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the adviser may select from time to time. A substantial part of the Fund’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The adviser may adjust the Fund’s exposure to each currency based on its view of the markets and issuers. The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class R5 Shares is based on the performance of Select Class Shares. The actual returns of the Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. The performance of Class R2 Shares prior their inception is based on the performance of Class A Shares and Select Shares prior to the inception of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Select Class Shares and Class A Shares. The performance of Class R6 Shares prior to their inception is based on the performance of Class R5 Shares and Select Class Shares prior to the inception of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Select Class Shares and Class R5 Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	24.99%
Worst Quarter	4th quarter, 2008	–19.74%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	7.47%	3.11%	3.98%
Return After Taxes on Distributions	7.30	0.33	2.45
Return After Taxes on Distributions and Sale of Fund Shares	5.27	2.10	3.14
CLASS R2 SHARES
Return Before Taxes	6.75	2.55	3.54
CLASS R6 SHARES
Return Before Taxes	7.40	3.10	3.97
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	7.75	2.46	3.50
LIPPER INTERNATIONAL LARGE- CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	8.82	2.33	3.06

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

FEBRUARY 28, 2011	7

JPMorgan International Equity Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
James Fisher	1999	Managing Director
Thomas Murray	2004	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no minimum investment for other eligible investors.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

For Class R5 and Class R6 Shares, the Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan. For Class R2 Shares, the Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Equity Index Fund

Class/Ticker: R2/JEIZX

What is the goal of the Fund?

The Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Gross Domestic Product (GDP) Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R2
Management Fees	0.55%
Distribution (Rule 12b-1) Fees	0.50
Other Expenses	0.54
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.29
Acquired Fund Fees and Expenses	0.03

Total Annual Fund Operating Expenses	1.62
Fee Waivers and Expense Reimbursements[1]	(0.27)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.35

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.32% of its average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	137	485	856	1,899

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

FEBRUARY 28, 2011	9

JPMorgan International Equity Index Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in common stocks (including American Depositary Receipts), preferred stocks, convertible securities (provided they are traded on an exchange or over-the-counter), warrants, receipts and other equity securities that comprise the index or indices identified by the Fund. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund invests mainly in foreign stocks included in the MSCI EAFE GDP Index.1 The Fund also may invest in stock index futures. The Fund’s adviser attempts to track the performance of the MSCI EAFE GDP Index to achieve a correlation of 0.90 between the performance of the Fund and that of the MSCI EAFE GDP Index, without taking into account the Fund’s expenses. Perfect correlation would be 1.00. Most of the Fund’s assets will be denominated in foreign currencies.

Up to 10% of the Fund’s assets may be invested in securities of emerging international markets included in the Morgan Stanley Emerging Market Free Index, such as Mexico, Chile, Brazil, India and South Africa. These investments may be made directly or through local exchanges, through publicly traded closed-end investment companies or through “passive foreign investment companies.” The Fund’s adviser selects securities of emerging markets based on size, risk and the ease of investing in the country’s market (e.g., reasonable settlement procedures).

Up to 20% of the Fund’s assets may be invested in debt securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies, or instrumentalities, or by supranational issuers rated in one of the three highest rating categories.

The Fund may utilize exchange-traded futures for the efficient management of cash flows.

1	MSCI EAFE GDP Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Index Investing. The Fund attempts to track the performance of the MSCI EAFE GDP Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities. There is also the risk that the Fund’s performance may not correlate with the performance of the index.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Gross Domestic Product (GDP) Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds as determined by Lipper. Unlike the other index, the Lipper index include the expenses of the mutual funds included in the index. The performance of Class R2 Shares prior their inception is based on the performance of Select Shares prior to the inception of Class A Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	26.60%
Worst Quarter	4th quarter, 2008	–20.83%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R2 SHARES
Return Before Taxes	4.33%	1.91%	3.37%
Return After Taxes on Distributions	4.03	1.01	2.79
Return After Taxes on Distributions and Sale of Fund Shares	3.29	1.56	2.83
MSCI EAFE GDP INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	3.14	1.31	3.32
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	8.82	2.33	3.06

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Bala Iyer	2004	Managing Director
Nicholas D’Eramo	2006	Vice President
Michael Loeffler	2004	Vice President

FEBRUARY 28, 2011	11

JPMorgan International Equity Index Fund (continued)

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

For Class R5 Shares, the Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan. For Class R2 Shares, the Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Opportunities Fund

Class/Ticker: R6/JIOMX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R6
Management Fees	0.60%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.26
Shareholder Service Fees	NONE
Remainder of Other Expenses¹	0.26
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	0.87
Fee Waivers and Expense Reimbursements[2]	(0.05)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.82

1	“Remainder of Other Expenses” are based on estimated expenses for the current fiscal year.

2	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R6 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.81% of its average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R6 SHARES ($)	84	273	477	1,068

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

FEBRUARY 28, 2011	13

JPMorgan International Opportunities Fund (continued)

What are the Fund’s main investment strategies?

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, Hong Kong, Singapore, the United Kingdom, and most of the countries of Western Europe; emerging markets include most other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, privately placed securities and warrants and rights.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund will invest substantially in securities denominated in foreign currencies and may seek to enhance returns and manage currency risk where appropriate through managing currency exposure.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and securities selection.

The adviser selects securities for the Fund’s portfolio using its own investment process to determine which companies it believes are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Securities in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis, the adviser develops proprietary research, primarily on companies but also on countries and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

Fundamental stock research is used to produce a ranking of companies in each industry group according to their relative value. The Fund’s adviser then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and
•	temporary mispricings caused by market overreactions.

The Fund may invest a substantial part of its assets in just one region or country.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. Because the Class R6 Shares have not operated for a full calendar year, the bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns of the Fund’s Class R6 Shares for the past one year, five years and ten years. The performance for Class R6 Shares is based on the performance of Institutional Class Shares prior to the inception of the Class R6 Shares. The returns of the Class R6 Shares would be similar to the returns shown because the shares are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	23.61%
Worst Quarter	3rd quarter, 2002	–19.93%

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	9.13%	3.79%	3.80%
Return After Taxes on Distributions	8.52	3.35	3.42
Return After Taxes on Distributions and Sale of Fund Shares	6.35	3.15	3.19
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	7.75	2.46	3.50
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	8.82	2.33	3.06

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

FEBRUARY 28, 2011	15

JPMorgan International Opportunities Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jeroen Huysinga	2000	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no investment minimum for other eligible investors.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Value Fund

Class/Ticker: R2/JPVZX; R6/JNVMX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R6
Management Fees	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses	0.51	0.26
Shareholder Service Fees	0.25	NONE
Remainder of Other Expenses¹	0.26	0.26

Total Annual Fund Operating Expenses	1.61	0.86
Fee Waivers and Expense Reimbursements[2]	(0.01)	(0.01)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.60	0.85

1	“Remainder of Other Expenses” of the Class R6 Shares are based on estimated expenses for the current fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 and Class R6 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.60% and 0.85%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	163	507	875	1,910
CLASS R6 SHARES ($)	87	273	476	1,060

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

FEBRUARY 28, 2011	17

JPMorgan International Value Fund (continued)

What are the Fund’s main investment strategies?

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index, which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund invests are common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

The Fund’s sector weightings generally approximate those of the MSCI EAFE Value Index, although the Fund does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser’s fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund’s management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

•	value characteristics such as low price-to-book and price-to-earnings ratios;

•	catalysts that could trigger a change in a stock’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The Fund may invest a substantial part of its assets in just one region or country.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Value Index (net of foreign withholding taxes) and the Lipper International Large-Cap Value Funds Average, an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper average includes the expenses of the mutual funds included in the average. The performance of Class R2 Shares is based on the performance of Class A Shares prior to the inception of Class R2 Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares. The performance for Class R6 Shares is based on the performance of Institutional Class Shares prior to the inception of the Class R6 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	24.76%
Worst Quarter	3rd quarter, 2002	–20.99%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R2 SHARES
Return Before Taxes	8.68%	2.88%	4.34%
Return After Taxes on Distributions	7.93	2.12	3.29
Return After Taxes on Distributions and Sale of Fund Shares	6.14	2.24	3.19
CLASS R6 SHARES
Return Before Taxes	9.43	3.43	4.92
MSCI EAFE VALUE INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	3.25	1.37	4.19
LIPPER INTERNATIONAL LARGE-CAP VALUE FUNDS AVERAGE
(Reflects No Deduction for Taxes)	5.19	1.19	4.20

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Gerd Woort-Menker	2002	Managing Director

FEBRUARY 28, 2011	19

JPMorgan International Value Fund (continued)

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 Shares.

For Class R6 Shares
To establish an account	$15,000,000 for Direct Investors
$5,000,000 for Discretionary Accounts
To add to an account	No minimum levels

There is no minimum investment for other eligible investors.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

For Class R6 Shares, the Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan. For Class R2 Shares, the Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Intrepid International Fund

Class/Ticker: R2/JIIZX

What is the goal of the Fund?

The Fund seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R2
Management Fees	0.85%
Distribution (Rule 12b-1) Fees	0.50
Other Expenses	0.64
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.39
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	2.00
Fee Waivers and Expense Reimbursements¹	(0.24)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements¹	1.76

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.75% of its average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	179	604	1,056	2,308

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

FEBRUARY 28, 2011	21

JPMorgan Intrepid International Fund (continued)

What are the Fund’s main investment strategies?

The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund’s assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, Hong Kong, the United Kingdom and most of the countries of Western Europe; emerging markets include most of the other countries in the world.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multifactor model is used to quantitatively rank securities in the Fund’s investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Fund that have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of the adviser’s disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper International Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class R2 Shares is based on the performance of Class A Shares prior to the inception of Class R2 Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	24.47%
Worst Quarter	3rd quarter, 2008	-21.70%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Life of Fund Since 4/30/01
CLASS R2 SHARES
Return Before Taxes	11.65%	1.26%	3.32%
Return After Taxes on Distributions	11.64	1.11	3.18
Return After Taxes on Distributions and Sale of Fund Shares	8.02	1.31	3.00
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	7.75	2.46	4.49
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	8.82	2.33	4.05

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Sandeep Bhargava	2005	Managing Director
Howard Williams	2005	Managing Director

FEBRUARY 28, 2011	23

JPMorgan Intrepid International Fund (continued)

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 Shares.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Each of the Funds

The main investment strategies for a particular Fund are summarized in the Fund’s Risk/Return Summary. Each Fund will invest primarily in equity securities as described in its Risk/Return Summary. These equity securities may include:

•	common stock

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

•	privately placed securities (except for International Equity Fund, International Equity Index Fund, and Intrepid International Fund)

The main investment strategies for each Fund may also include:

•	real estate investment trusts (REITs) which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate

•	foreign securities, which may be in the form of depositary receipts

•	securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which a Fund may invest

•	derivatives, including futures, options, swaps and forwards

Although not main strategies, the Funds may also utilize:

•	high yield securities which are below investment grade (junk bonds) and securities in the lowest investment grade category.

•	sovereign debt

•	corporate debt

•	securities lending

•	other investment companies

•

exchange-traded funds (ETFs) which are registered investment companies whose shares are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index

•	affiliated money market funds
•	closed-end investment companies

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and forwards to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Each Fund may utilize these investment strategies to a greater or lesser degree.

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. None of the Funds have fundamental investment objectives, and each may be changed without the consent of a majority of the outstanding shares of a Fund.

INVESTMENT RISKS

There can be no assurance that the Funds will achieve their investment objectives.

The main risks associated with investing in each Fund are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Please note that each Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Funds” later in the prospectus and in the statement of additional information.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in a Fund decreases in value.

Convertible Securities Risk (applicable to all Funds except International Equity Index Fund). A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally

FEBRUARY 28, 2011	25

More About the Funds (continued)

have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Foreign Securities and Emerging Market Risks. To the extent a Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. As a result, the Fund is intended for investors who are able to sustain sudden, and some times substantial, fluctuations in the value of their investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that a Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. A Fund may also hedge from one foreign currency to another.

In addition, a Fund’s use of currency hedging may not be successful and the use of such strategies may lower a Fund’s potential returns.

Smaller Cap Company Risk (Small Cap and Mid Cap Company Risk) (applicable only to International Equity Fund, International Opportunities Fund and International Value Fund). Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

Value Investing Risk (applicable to International Value Fund only). Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the Fund.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

High Portfolio Turnover Risk (applicable only to Emerging Economies Fund, International Value Fund and Intrepid International Fund). A Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. Each Fund may need to sell its holdings in order to meet shareholder redemption requests. A Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Exchange Traded Fund (ETF) and Investment Company Risk. The Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Derivatives Risk. The Funds may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect of the increase or decrease in the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Credit Risk. The Fund’s investments are subject to the risk that an issuer or the counterparty will fail to make payments when due or default completely on securities, repurchase agreements or other investments held by the Fund. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it

FEBRUARY 28, 2011	27

More About the Funds (continued)

difficult for the Fund to sell the security. The Funds may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

High Yield Securities Risk. The Fund may invest in debt securities that are considered to be speculative (also known as junk bonds). These investments may be issued by companies which may be highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Geographic Focus Risk. Certain of the Funds may focus their investments in a region or small group of countries. As a result, a Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and a Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

For more information about risks associated with the types of investments that the Funds purchase, please read the “Risk/ Return Summaries,” the “Risk and Reward Elements for the Funds” later in the prospectus and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Whether engaging in temporary defensive purposes or otherwise, the International Equity Index Fund may not hold more than 10% of its total assets in cash and cash equivalents. These amounts are in addition to assets held for derivative margin deposits or other segregated accounts.

Additional Historical Performance Information

Emerging Economies Fund

Subsequent to the inception of the Fund on 2/28/08 until 11/1/10, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

International Equity Fund

Historical performance shown for Class R5 Shares prior to 1/1/07 in the bar chart and prior to their inception on 5/15/06 in the table is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Historical performance shown for Class R2 Shares prior to their inception on 11/3/08 is based on Class A Shares from 2/28/02 to 11/2/08 and Select Class Shares prior to 2/28/02. The Class A Shares and Select Class Shares invest in the same portfolio of securities, but are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expense ratios. Historical performance shown for Class R6 Shares prior to inception on 11/30/10 is based on Class R5 Shares from 5/15/06 to 11/29/10 and Select Class Shares prior to 5/15/06. The Class R6 Shares, Class R5 Shares and Select Class Shares invest in the same portfolio of securities. Select Class Shares are not offered in this prospectus. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares and Select Class Shares have different expenses than Class R6 Shares.

International Equity Index Fund

Historical performance shown for Class R2 Shares prior to their inception on 11/3/08 is based on Select Class Shares, which invest in the same portfolio of securities, but are not offered in this prospectus. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

International Opportunities Fund

Because the Class R6 Shares did not have a full year of operations, the performance shown in the bar chart is that of the Institutional Class Shares, which invest in the same portfolio of securities. Historical performance shown in the table for Class R6 Shares prior to inception on 11/30/10 is based on Institutional Class Shares, which invest in the same portfolio of securities but are not offered in this prospectus. The actual returns of the Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares. Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before the Institutional Class Shares were launched on 9/10/01 is based on the performance of the institutional feeder whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares.

International Value Fund

Historical performance shown for Class R2 Shares prior to their inception on 11/3/08 is based on that of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses. Historical performance shown for Class R6 Shares prior to inception on 11/30/10 is based on Institutional Class Shares, which invest in the same portfolio of securities but are not offered in this prospectus. The actual returns of the Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Class R6 Shares.

Intrepid International Fund

Historical performance shown for Class R2 Shares prior to their inception on 11/3/08 is based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses. Prior to 12/15/05, the Fund was managed in a tax-sensitive manner, and the Fund may have performed differently had it not been so managed.

FEBRUARY 28, 2011	29

The Funds’ Management and Administration

Each Fund, with the exception of the International Equity Index Fund, is a series of JPMorgan Trust I, a Delaware statutory trust. The International Equity Index Fund is a series of JPMorgan Trust II, a Delaware statutory trust (each a “Trust” and together the “Trusts”). Each Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Funds and makes the day-to-day investment decisions for the Emerging Economies Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund, International Value Fund and the Intrepid International Fund. JPMIM is located at 270 Park Avenue, New York, NY 10017.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/10, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Emerging Economies Fund	0.00%
International Equity Fund	0.61
International Equity Index Fund	0.55
International Opportunities Fund	0.59
International Value Fund	0.59
Intrepid International Fund	0.76

A discussion of the basis the trustees of each trust used in reapproving the investment advisory agreements for the Funds is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

Emerging Economies Fund

The management team is led by Anuj Arora. Mr. Arora, Vice President, is a portfolio manager within the Emerging Markets Equity Team based in New York. An employee since 2006, Mr. Arora is focused on portfolio construction and quantitative asset allocation for the Global Emerging Markets team. Prior to that, Mr. Arora was a quantitative analyst for Mesirow Financial from March 2003 through January 2006. Working with Mr. Arora are George Iwanicki, Jr. and Leon Eidelman. Mr. Iwanicki, Jr., Managing Director, is a portfolio manager and the global macro strategist within the Emerging Markets Equity Team based in New York. An employee since 1992, Mr. Iwanicki is responsible for portfolio construction and chairs the Asset Allocation Committee. Mr. Eidelman, Vice President and CFA charterholder, is a portfolio manager affiliated with the Global portfolios within the Emerging Markets Equity Team based in New York. An employee since 2002, Mr. Eidelman is responsible for portfolio management and implementation on the Global Emerging Markets team.

International Equity Fund

The portfolio management team is overseen by James Fisher, a Managing Director of JPMIM. Mr. Fisher is the Director in charge of EAFE Funds. He has worked at JPMIM and its affiliates (or one of its predecessors) since 1985 in numerous investment roles. Mr. Fisher and Thomas Murray, a Managing Director at JPMIM, manage the Fund. Mr. Murray is a global sector specialist and has worked at JPMIM and its affiliates (or one of its predecessors) since 1996.

International Equity Index Fund

The Fund is managed by the Quantitative Team which is led by Bala Iyer, Ph.D., CFA. Dr. Iyer, a Managing Director of JPMIM, has served as the Director of quantitative research since 1995. Dr. Iyer has managed the Fund since January 2004. Nicholas D’Eramo, Vice President, is the portfolio manager responsible for the day-to-day management of the Fund, a position he has held since July 2006. Mr. D’Eramo has been employed by JPMIM or one of its affiliates since 2000. Michael Loeffler, Vice President and CFA charterholder, also participates in the management of the Fund, a position he has held since January 2004. Mr. Loeffler has been employed by JPMIM or one of its affiliates since 1999 when he joined as an investment operations analyst.

International Opportunities Fund

The management team is led by Jeroen Huysinga, Managing Director, who has been with JPMIM and its affiliates since 1997.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

International Value Fund

The portfolio management team is led by Gerd Woort-Menker, Managing Director, who joined the team in 2002 and has been at JPMorgan Chase or its affiliates (or one of its predecessors) since 1987. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London.

Intrepid International Fund

The management team is led by Sandeep Bhargava and Howard Williams. Mr. Bhargava, Managing Director, is a global equity portfolio manager in the Global Portfolios Group based in London. An employee of JPMIM and its affiliates since 1997, he previously was a product manager for India Asset Management in Asia. Prior to joining the firm, Mr. Bhargava spent two years managing Asian emerging market funds with a focus on technology and pharmaceuticals at Barclays Global Investors in London. Mr. Bhargava began his career lecturing at the University of York, combining this with consulting roles at a number of financial institutions including The World Bank in Washington D.C., ICICI in India and the United Nations Conference on Trade Development in Switzerland. Mr. Williams, Managing Director, is head of the Global Portfolios Group based in London. An employee of JPMIM and its affiliates since 1994, Mr. Williams was previously employed at Shell Pensions in London as senior portfolio manager and head of UK equities. Prior to that, Mr. Williams spent three years managing global invested offshore pension funds in Bermuda for Shell Trust.

Mr. Williams also spent five years at Kleinwort Benson Investment Management as a portfolio manager specializing in UK equities. Mr. Williams began his career at James Capel & Co. Mr. Williams holds a M.A. in geography from Cambridge University.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Fund Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the JPMorgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution

Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee up to 0.25% of the average daily net assets of the Class R2 Shares of each Fund and an annual fee of 0.05% of the average daily net assets of the Class R5 Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

FEBRUARY 28, 2011	31

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy Class R6 Shares?

You may purchase Class R6 Shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Fund through JPMDS.

Who can buy shares?

Class R2 Shares of the Fund may be purchased by retirement plans. Class R5 Shares of the Fund may be purchased by retirement plans and current and future JPMorgan Smart Retirement Funds and such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees.

Class R6 Shares of the Fund may be purchased by retirement plans, certain discretionary accounts at JPMIM or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager), certain direct investors, Section 529 college savings plans, the JPMorgan Diversified Fund, current and future JPMorgan SmartRetirement Funds and JPMorgan Access Funds and such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees (Authorized Funds).

Retirement Plans. The only retirement plans that are eligible to purchase Class R2, Class R5 and Class R6 shares are group employer-sponsored 401(k) plans, 457 plans, employersponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans (collectively, Eligible Plans). To be eligible, shares must be held through plan level or omnibus accounts held on the books of the Fund. Class R2, Class R5 and Class R6 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans or individual 403(b) plans and, with respect to Class R2 Shares, 529 college savings plans.

Discretionary Accounts. Class R6 Shares may also be purchased by accounts by an investor:

(i)	whose investments in the Fund are made and directed on their behalf by investment representatives at the Investment Manager pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account), and
(ii)	whose Discretionary Account’s initial investment in the Fund is at least $5,000,000.

Direct Investors. Class R6 Shares also may be purchased by investors who are individuals, institutions, trusts, and foundations whose initial investment is at least $15,000,000 per Fund (Direct Investors). Direct Investors do not include custody and other omnibus accounts held by a Financial Intermediary for the benefit of multiple underlying, unrelated investors.

College Savings Plans. To be eligible to invest in Class R5 and R6 Shares, 529 college savings plans must hold their shares through plan level or omnibus accounts held on the books of the Fund.

Class R2, Class R5 and Class R6 Share accounts may be opened with the Fund’s transfer agent either directly or through a Financial Intermediaries. If you have questions about eligibility, please call 1-800-480-4111.

•	Class R5 and Class R6 Shares are not subject to a sales charge or Rule 12b-1 fees.

•	Class R6 Shares have lower annual expense ratios than Select Class Shares and Class R5 Shares, as the Class R6 Shares have no ongoing shareholder service fees.

•

The Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other shares classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See “How do I open an account?” for more details.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements. Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a

FEBRUARY 28, 2011	33

How to Do Business with the Funds (continued)

manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Boards. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board, determines that the pricing service quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, select the Fund or Funds and share class most appropriate for you. The Funds may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes.

Decide how much you want to invest.

Class R6 Shares of the Fund are subject to a $5,000,000 minimum investment requirement for all Discretionary Account investors and a $15,000,000 minimum investment requirement for all Direct Investors. There is no minimum investment requirement for Eligible Plans, 529 college savings plans, JPMorgan Diversified Fund, current and future JPMorgan SmartRetirement Funds and JPMorgan Access Funds and Authorized Funds. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. A Financial Intermediary may impose higher investment minimums. There are no minimum levels for subsequent purchases. The Fund reserves the right to waive any initial investment minimum for Direct Investors. For further information on investment minimum waivers, call 1 800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-R5/R2)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-R5/R2)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

RULE 12b-1 FEES FOR CLASS R2 SHARES

Each Fund that offers Class R2 Shares described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell

FEBRUARY 28, 2011	35

How to Do Business with the Funds (continued)

shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

Class R2 Shares pay an annual Rule 12b-1 fee of 0.50% of the average daily net assets of each Fund attributable to Class R2 Shares.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

Prior to November 30, 2010, the J.P. Morgan Funds may have directly entered into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub TA Agreements”). Payments made pursuant to such Sub TA Agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such Sub TA Agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with 12b-1 fees. Beginning on or after November 30, 2010, the J.P. Morgan Funds will no longer enter into new Sub TA Agreements that require fee payments with respect to Class R6 Shares. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Neither Class R2 Shares nor Class R5 Shares may be exchanged for other J.P. Morgan Funds or other classes of the Fund. If an individual plan participant would like to rollover their interest in Fund shares into an IRA, they can rollover into the Fund’s Class A Shares or into another available class in which they are eligible to invest.

Class R6 Shares of the Fund may be exchanged for Class R6 Shares of other J.P. Morgan Funds or any other class of the same Fund, subject to any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any

J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests for Class R6 Shares are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

A redemption order must be supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If a Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

FEBRUARY 28, 2011	37

How to Do Business with the Funds (continued)

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Each Fund, except the International Equity Fund, generally declares and distributes net investment income, if any, at least annually. The International Equity Fund generally declares and distributes net investment income, if any, quarterly. The Funds will distribute net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distribu- tions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such entities. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

With respect to taxable shareholders, for federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year of such shareholder beginning before January 1, 2013 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

With respect to taxable shareholders, distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2013 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

With respect to taxable shareholders, if you buy shares of a Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment and thus were included in the price you paid for your fund shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

Each Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, a Fund that invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

A Fund’s investments in certain debt obligations, REIT securities, derivative instruments and so-called “passive foreign investment companies” may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be

FEBRUARY 28, 2011	39

Shareholder Information (continued)

required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund’s investments in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to each Fund’s adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days (10 days for the International Equity Fund, the International Value Fund and the Intrepid International Fund) after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

FEBRUARY 28, 2011	41

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange-Traded Funds (ETFs)[1] and other investment companies

•   If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•    The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies help to manage smaller cash flows

•    Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (“1940 Act”)

•    Exemptive orders granted to various iShares funds (which are ETFs), other ETFs and their investment advisers by the Securities and Exchange Commission (“SEC”) permit the Funds to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•    Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions

•   Each Fund’s share price and performance will fluctuate in response to stock and bond market movements

•   The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•    A Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

•    Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•    Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective

•    The Funds (except for the International Equity Fund, the International Equity Index Fund, the International Value Fund and the Intrepid International Fund) are non-diversified, which means that a relatively high percentage of each Fund’s assets may be invested in a limited number of issuers. Therefore, the performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

•   Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

•     Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•    Most bonds will rise in value when interest rates fall

•    Emerging markets can offer higher returns

•   Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include U.S. and foreign common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

•    Each Fund seeks to limit risk and enhance performance through active management, country allocation and diversification

•    During severe market downturns, the Funds have the option of investing up to 100% of its total assets in high quality short-term instruments

Management choices
• Each Fund could underperform its benchmark due to its securities choices and asset allocation choices	• Each Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Foreign currencies
• Currency exchange rate movements could reduce gains or create losses • Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks	• Favorable exchange rate movements could generate gains or reduce losses

•   Except as noted earlier in this prospectus, each Fund manages the currency exposure of its foreign investments relative to its benchmark and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”)

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

FEBRUARY 28, 2011	43

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• Each Fund segregates or earmarks liquid assets to offset leverage risk

Derivatives*

•   Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred

•    A Fund may have difficulty exiting a derivatives position

•    Derivatives used for risk management or, for certain Funds, to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•    Derivatives that involve leverage could magnify losses

•    Certain types of derivatives involve costs to a Fund which can reduce returns

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility

•    Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•   The Funds could make money and protect against losses if management’s analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•   Each Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of such Fund’s exposure relative to its benchmark

•    Each Fund only establishes hedges that it expects will be highly correlated with underlying positions

•   Each Fund may use derivatives in an effort to produce increased income or gains

•    Each Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending

•   When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults

•    The collateral will be subject to the risks of the securities in which it is invested

• A Fund may enhance income through the investment of the collateral received from the borrower

•   The adviser maintains a list of approved borrowers

•    A Fund receives collateral equal to at least 100% of the current value of securities loaned

•    The lending agents indemnify the Funds against borrower default

•    The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses

•    Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price it desires	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•   No Fund may invest more than 15% of its net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, each Fund may hold high quality short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•   Increased trading would raise a Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Funds’ returns

	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• Each Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

FEBRUARY 28, 2011	45

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the life of the class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request. Because the Class R6 Shares of the International Opportunities Fund had not commenced operations as of 10/31/2010, there are no financial highlights provided for that Fund.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Economics Fund
Class R5
Year Ended October 31, 2010	10.48	0.17	(e)	3.59	3.76	(0.31)
Year Ended October 31, 2009	7.16	0.22		3.41	3.63	(0.31)
February 28, 2008 (f) through October 31, 2008	15.00	0.24		(8.08)	(7.84)	—
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of operations.
(g)	Includes interest expense of 0.01%.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

13.93	36.66	50	1.40		1.41	3.54		156
10.48	53.31	37	1.40		2.72	5.13		141
7.16	(52.27)	24	1.41	(g)	2.82	4.86	(h)	110

FEBRUARY 28, 2011	47

Financial Highlights (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Fund
Class R2
Year Ended October 31, 2010	12.31	0.15	(e)	1.06		1.21	(0.15)	—	(0.15)	—
November 3, 2008 (f) through October 31, 2009	18.29	0.18	(e)(g)	1.96	(g)	2.14	(0.19)	(7.93)	(8.12)	—	(h)

Class R5
Year Ended October 31, 2010	12.47	0.23	(e)	1.09		1.32	(0.24)	—	(0.24)	—	(h)
Year Ended October 31, 2009	18.38	0.25	(e)(g)	2.01	(g)	2.26	(0.24)	(7.93)	(8.17)	—	(h)
Year Ended October 31, 2008	42.72	0.80	(e)	(15.49)		(14.69)	(0.90)	(8.75)	(9.65)	—	(h)
Year Ended October 31, 2007	37.63	0.66	(e)	6.72		7.38	(0.67)	(1.62)	(2.29)	—	(h)
May 15, 2006 (f) through October 31, 2006	37.07	0.14	(e)	0.82		0.96	(0.40)	—	(0.40)	—	(h)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.95 and $2.00 and the total return would have been 26.85% and 27.82% for Class R2 and Class R5 Shares, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class R2 and Class R5 Shares.
(h)	Amount rounds to less than $0.01.
(i)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(j)	Includes interest expense of 0.04%
(k)	Includes interest expense of 0.01%.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

13.37	10.07		70	1.56		1.17		1.79	15
12.31	26.95	(g)	64	1.56		1.76	(g)	1.85	14

13.55	10.86		242,131	0.86		1.86		1.10	15
12.47	27.92	(g)	144,494	0.86		2.39	(g)	1.16	14
18.38	(43.70	)(i)	86,640	0.90	(j)	2.86		1.19	13
42.72	20.45		76,309	0.87	(k)	1.67		1.06	14
37.63	2.67		30,533	0.86		0.82		1.07	22

FEBRUARY 28, 2011	49

Financial Highlights (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Index Fund
Class R2
Year Ended October 31, 2010	17.76	0.28	(e)	1.10	(f)	1.38	(0.28)	—	(0.28)	—	(g)
November 3, 2008 (h) through October 31, 2009	16.32	0.27	(e)(i)	3.48	(i)	3.75	(0.75)	(1.56)	(2.31)	—	(g)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.
(i)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.45 and the total return would have been 26.75% for Class R2 Shares, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class R2 Shares.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

18.86	7.88	(f)	251	1.32	1.62		1.59	39
17.76	26.96	(i)	234	1.32	1.77	(i)	1.62	37

FEBRUARY 28, 2011	51

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Value Fund
Class R2
Year Ended October 31, 2010	12.19	0.11	(e)	1.21	1.32	(0.30)	—	(0.30)	—	(f)
November 3, 2008 (g) through October 31, 2009	10.33	0.09	(e)	2.15	2.24	(0.38)	—	(0.38)	—	(f)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

13.21	11.00	856	1.60	0.90	1.61	92
12.19	22.73	423	1.60	0.76	1.60	98

FEBRUARY 28, 2011	53

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid International Fund
Class R2
Year Ended October 31, 2010	14.86	0.08	(e)	1.72	1.80	(0.20)	—	(0.20)	—
November 3, 2008 (f) through October 31, 2009	13.56	0.16	(e)	2.32	2.48	(1.18)	—	(1.18)	—	(g)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.01.
(h)	Includes interest expense of 0.01%.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

16.46	12.26	68	1.75		0.53	1.99	92
14.86	20.61	60	1.75	(h)	1.29	1.87	95

FEBRUARY 28, 2011	55

Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates Relating to Former One Group Mutual Funds

The following disclosure is provided for Funds that were formerly series of One Group Mutual Funds. The JPMorgan International Equity Index Fund was formerly a series of One Group Mutual Funds. On February 15, 2005, the JPMorgan International Equity Fund acquired the assets and liabilities of a series of One Group Mutual Fund.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA) entered into agreements with the Securities and Exchange Commission (the SEC Order) and the New York Attorney General (NYAG settlement) in resolution of investigations into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds. JPMIA was the investment adviser to certain J.P. Morgan Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment adviser to such Funds. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan Chase (the corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds and Funds which acquired the assets and liabilities of a former series of One Group Mutual Funds.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Fund and other fees and expenses of the Fund. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates, as applicable.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan International Equity Fund	R2	1.57	1.80
	R5	0.87	1.11
	R6	0.82	1.06
JPMorgan International Equity Index Fund	R2	1.35	1.62

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On February 28, 2011, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•

The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

FEBRUARY 28, 2011	57

JPMorgan International Equity Fund and the JPMorgan International Equity Index Fund

International Equity Fund

JPMorgan International Equity Fund	Class R2

Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 29, 2012	$160	5.00%	3.43%	3.43%
February 28, 2013	$189	10.25%	6.74%	3.20%
February 28, 2014	$195	15.76%	10.16%	3.20%
February 28, 2015	$201	21.55%	13.68%	3.20%
February 29, 2016	$208	27.63%	17.32%	3.20%
February 28, 2017	$215	34.01%	21.07%	3.20%
February 28, 2018	$221	40.71%	24.95%	3.20%
February 28, 2019	$229	47.75%	28.94%	3.20%
February 29, 2020	$236	55.13%	33.07%	3.20%
February 28, 2021	$243	62.89%	37.33%	3.20%

JPMorgan International Equity Fund	Class R5

Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 29, 2012	$89	5.00%	4.13%	4.13%
February 28, 2013	$118	10.25%	8.18%	3.89%
February 28, 2014	$122	15.76%	12.39%	3.89%
February 28, 2015	$127	21.55%	16.76%	3.89%
February 29, 2016	$132	27.63%	21.30%	3.89%
February 28, 2017	$137	34.01%	26.02%	3.89%
February 28, 2018	$143	40.71%	30.92%	3.89%
February 28, 2019	$148	47.75%	36.02%	3.89%
February 29, 2020	$154	55.13%	41.31%	3.89%
February 28, 2021	$160	62.89%	46.80%	3.89%

JPMorgan International Equity Fund	Class R6

Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 29, 2012	$84	5.00%	4.18%	4.18%
February 28, 2013	$113	10.25%	8.28%	3.94%
February 28, 2014	$117	15.76%	12.55%	3.94%
February 28, 2015	$122	21.55%	16.99%	3.94%
February 29, 2016	$126	27.63%	21.59%	3.94%
February 28, 2017	$131	34.01%	26.39%	3.94%
February 28, 2018	$137	40.71%	31.37%	3.94%
February 28, 2019	$142	47.75%	36.54%	3.94%
February 29, 2020	$148	55.13%	41.92%	3.94%
February 28, 2021	$153	62.89%	47.51%	3.94%

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

International Equity Index Fund

JPMorgan International Equity Index Fund	Class R2

Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
February 29, 2012	$137	5.00%	3.65%	3.65%
February 28, 2013	$171	10.25%	7.15%	3.38%
February 28, 2014	$177	15.76%	10.78%	3.38%
February 28, 2015	$182	21.55%	14.52%	3.38%
February 29, 2016	$189	27.63%	18.39%	3.38%
February 28, 2017	$195	34.01%	22.39%	3.38%
February 28, 2018	$202	40.71%	26.53%	3.38%
February 28, 2019	$208	47.75%	30.81%	3.38%
February 29, 2020	$215	55.13%	35.23%	3.38%
February 28, 2021	$223	62.89%	39.80%	3.38%

FEBRUARY 28, 2011	59

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds except the International Equity Index Fund is 811-21295.

Investment Company Act File No. for the International Equity Index Fund is 811-4236.

©JPMorgan Chase & Co., 2011 All rights reserved. February 2011. PR-INTEQR2R5R6-211

Prospectus

J.P. Morgan International Equity Funds

Class A, Class B* & Select Class Shares

February 28, 2011, as supplemented May 2, 2011

JPMorgan International Small Cap Equity Fund**

*	Class B Shares are no longer available for new purchases.

**	The Fund does not have an exchange ticker symbol because it is not currently offered to the general public.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan International Small Cap Equity Fund

What is the goal of the Fund?

The Fund will seek long-term capital growth from capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 14 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 96 in Appendix A to the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Select Class
Management Fees	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses[1]	1.60	1.60	1.60
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	1.35	1.35	1.35

Total Annual Fund Operating Expenses	2.85	3.35	2.60
Fee Waivers and Expense Reimbursements[2]	(1.10)	(1.10)	(1.10)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.75	2.25	1.50

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses on interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.75%, 2.25% and 1.50%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

FEBRUARY 28, 2011	1

JPMorgan International Small Cap Equity Fund (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
CLASS A SHARES ($)	694	1,263
CLASS B SHARES ($)	728	1,228
SELECT CLASS SHARES ($)	153	704

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
CLASS A SHARES ($)	694	1,263
CLASS B SHARES ($)	228	928
SELECT CLASS SHARES ($)	153	704

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance.

What are the Fund’s main investment strategies?

The Fund invests principally in equity securities of companies located in the major developed regions of the world outside the United States. Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in a broad portfolio of equity securities of issuers with market capitalization of less than $2 billion at the time of purchase that the Fund’s adviser believes have strong earnings growth potential. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The Fund is not limited in the amount it invests in any one country. The adviser will try to choose a wide range of industries and companies.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The adviser bases security selection on company fundamentals.

The investment process is designed to capture the stock picking skills of the adviser’s regional investment teams. The overall regional allocation process will be controlled centrally while individual security selection will be the responsibility of the regionally based investment teams. Security selection is expected to be the main driver of returns.

Although the process of security selection will vary across different regions, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as an emphasis on ‘bottom-up’ security selection driven by fundamental research and analysis and extensive direct contact with company management. The process is designed to lead to a ‘growth bias’ in security selection.

The Fund will sell securities if the adviser believes the issuer of the securities no longer meets certain growth criteria or if it believes that more attractive opportunities are available. As political and economic events occur, the Fund’s adviser will sell securities of issuers doing business in countries that the adviser believes do not meet the Fund’s investment criteria.

The Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Non-Diversified Fund Risk. Since the Fund is nondiversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund has not commenced operations as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. An appropriate broad-based index also will be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Sandeep Bhargava		Managing Director
Howard Williams		Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

FEBRUARY 28, 2011	3

JPMorgan International Small Cap Equity Fund (continued)

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The main investment strategies for the Fund are summarized in the Fund’s Risk/Return Summary. The Fund will invest primarily in equity securities as described in its Risk/Return Summary. These equity securities may include:

•	common stock

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

•	privately placed securities

The investment strategies for the Fund may also include:

•	real estate investment trusts (REITs) which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate

•	foreign securities, which may be in the form of depositary receipts

•	derivatives, including futures, options, swaps and forwards

Although not main strategies, the Fund may also utilize:

•	high yield securities which are below investment grade (junk bonds) and securities in the lowest investment grade category.

•	sovereign debt

•	corporate debt

•	other investment companies

•

exchange-traded funds (ETFs) which are registered investment companies whose shares are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index

•	affiliated money market funds

•	closed-end investment companies

Typically, companies meeting the adviser’s investment criteria will feature leading or rapidly developing businesses, strong financial positions and high-quality management capable of taking advantage of local, regional or global market changes.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and forwards to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

The Fund may utilize these investment strategies to a greater or lesser degree.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objectives.

The main risks associated with investing in the Fund are summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the

FEBRUARY 28, 2011	5

More About the Fund (continued)

Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect of the increase or decrease in the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Foreign Securities and Emerging Market Risks. To the extent a Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. As a result, the Fund is intended for investors who are able to sustain sudden, and some times substantial, fluctuations in the value of their investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

Smaller Cap Company Risk (Small Cap Company and Mid Cap Company Risk). Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

Growth Investing Risk. Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Exchange-Traded Funds (ETF) and Investment Company Risk. A Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when a Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and a Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Non-Diversified Fund Risk. If a Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in a Fund’s shares being more sensitive to economic results of those issuing the securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that a Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. A Fund may also hedge from one foreign currency to another. However, a Fund does not typically use this strategy for its emerging markets currency exposure.

In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/ Return Summary”, the “Risk and Reward Elements for the Fund” later in the prospectus and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objectives. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

FEBRUARY 28, 2011	7

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Fund and makes day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

The Fund pays the adviser a management fee of 1.00% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund will be available in the shareholder report for the period after the first reapproval of the investment advisory agreement.

The Portfolio Managers

The management team is led by Sandeep Bhargava and Howard Williams. Mr. Bhargava, Managing Director, is a global equity portfolio manager in the Global Portfolios Group based in London. An employee since 1997, he previously was a product manager for India asset management in Asia. Prior to joining the firm, Mr. Bhargava spent two years managing Asian emerging market funds with a focus on technology and pharmaceuticals at Barclays Global Investors in London. Mr. Bhargava began his career lecturing at the University of York, combining this with consulting roles at a number of financial institutions including The World Bank in Washington

D.C., ICICI in India and the United Nations Conference on Trade Development in Switzerland.

Mr. Williams, Managing Director, is head of the Global Portfolios Group based in London. An employee since 1994, Mr. Williams was previously employed at Shell Pensions in London as senior portfolio manager and head of UK equities. Prior to that, Mr. Williams spent three years managing global invested offshore pension funds in Bermuda for Shell Trust. Mr. Williams also spent five years at Kleinwort Benson Investment Management as a portfolio manager specializing in UK equities. Mr. Williams began his career at James Capel & Co. Mr. Williams holds a M.A. in geography from Cambridge University.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each J.P. Morgan Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Select Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the

J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

FEBRUARY 28, 2011	9

How to Do Business with the Fund

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase & Co. (JPMorgan Chase), that have entered into agreements with JPMorgan Distribution Services, Inc. (JPMDS) as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Fund through JPMDS.

Who can buy shares?

Class A Shares may be purchased by the general public.

Class B Shares may no longer be purchased or acquired by exchange from share classes other than Class B Shares. Any investment received by the Fund that is intended for Class B Shares will not be accepted and your investment will be returned.

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

Select Class Shares may also be purchased directly from the Fund by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements. Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A, Class B and Select Class Shares. Class A Shares are available to the general public. Select Class Shares are available to those investors meeting the Fund’s minimum and eligibility requirements. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other J.P. Morgan Funds; however, Class B Shares are no longer available for new purchases.

Each share class has different sales charges and/or expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

FEBRUARY 28, 2011	11

How to Do Business with the Fund (continued)

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class B Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class B Shares

Shareholders with investments in Class B Shares may continue to hold such shares until they convert to Class A Shares. However, no additional investments will be accepted in Class B Shares. Dividends and capital gain distributions may continue to be reinvested in Class B Shares until their conversion dates. In addition, shareholders invested in Class B Shares will be able to exchange those shares for Class B Shares of other J.P. Morgan Funds offering Class B Shares until they convert.

A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

Select Class Shares

Select Class Shares do not have any sales charges or Rule 12b-1 fees. You must meet the minimum investment and eligibility requirements to purchase Select Class Shares.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

If you are eligible to purchase Select Class Shares, they would generally be the best choice, because they offer the lowest expenses of the share classes offered in this prospectus.

You should also consider the Rule 12b-1 fees which are lower for Class A Shares than other share classes (except for Select Class Shares which have no Rule 12b-1 fees). These fees appear in the table called Annual Fund Operating Expenses.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price.

Each class of shares has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the J.P. Morgan Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board of Trustees, determines that the pricing service quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, select the share class most appropriate for you and decide how much you want to invest.

Class A and Class B Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment. Subsequent investments must be at least $25.

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain J.P. Morgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005 without regard to this investment minimum. Officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open Select Class Shares accounts subject to a $1,000 minimum investment requirement, provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

With respect to Select Class Shares for certain investors and Class A Shares, a lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — In which shares can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see “Redeeming Fund Shares — When can I redeem shares?”

FEBRUARY 28, 2011	13

How to Do Business with the Fund (continued)

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be cancelled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. E.T. on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

In which shares can I automatically invest on a systematic basis?

You may purchase additional Class A Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100.

Officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates (“Eligible Investors”) may participate in automatic investments of Select Class Shares of the Funds from their bank account through a Systematic Investment Plan. An Eligible Investor may choose to make an initial investment of an amount less than the required minimum of $1,000 of Select Class Shares per Fund as long as his or her initial investment is at least $100 and he or she agrees to make regular monthly investments of at least $100.

To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell Class A and Class B Shares of the Fund. Compensation comes

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The tables below shows the sales charges for Class A and Class B Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Select Class Shares have no such sales charges. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Fund’s Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class B Shares of the Fund, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

TOTAL SALES CHARGE FOR FUND[1]
Amount of Purchases	Sales Charge as a % of the Offering Price	Sales Charge as a % of Your Investment	Commission as a % of Offering Price
Less than $50,000	5.25	5.54	4.75
$50,000-$99,999	4.50	4.71	4.05
$100,000-$249,999	3.50	3.63	3.05
$250,000-$499,999	2.50	2.56	2.05
$500,000-$999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the J.P. Morgan Funds and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1.00% of the purchase price if you redeem any or all of the Class A Shares of the Fund during the first 12 months after purchase and 0.50% of the purchase price if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charges

The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the J.P. Morgan Funds in which you invest (as described below) even if such J.P. Morgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all J.P. Morgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the J.P. Morgan Funds that you would like to have one or more J.P. Morgan Funds linked together for purposes of reducing the initial sales charge.

•

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a J.P. Morgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

FEBRUARY 28, 2011	15

How to Do Business with the Fund (continued)

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may verify (1) the number of shares of the J.P. Morgan Funds held in your account(s) with the J.P. Morgan Funds, (2) the number of shares of the J.P. Morgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the J.P. Morgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A and Class C Shares of one or more J.P. Morgan Funds. You may then combine purchases of Class A Shares of one or more J.P. Morgan Funds you make over the next 13 months with any combined balances of Class A, Class B and Class C Shares held as of the date of the Letter of Intent and pay the same sales charge on the new Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional

Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, par- ents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Inter- mediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ imme- diate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

•	Washington Management Corporation and its subsidiaries and affiliates.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

5.	Bought by:

•

Affiliates of JPMorgan Chase and certain accounts (other than IRA accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•

Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•

Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relation- ship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a J.P. Morgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documen- tation may be required.

9.	Bought when one Fund invests in another J.P. Morgan Fund.
10.	Bought in connection with plans of reorganizations of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a J.P. Morgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool estab- lished for the benefit of a charitable organization.

13.	Purchased in Individual Retirement Accounts (IRAs) established initially through an IRA rollover from a qualified retirement plan where J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide record- keeping for the plan. In order for the waiver to apply, your IRA must be established with an investment from a qualified retirement plan (not another IRA), J.P. Morgan Institu- tional Investments Inc. must be the broker of record for the IRA and you must not utilize the services of another Financial Intermediary with respect to the IRA. In addition, the assets must be invested into the Fund’s IRA option with State Street Bank & Trust Company serving as custodian.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class B Shares

If you redeem Class B Shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	5.00
1–2	4.00
2–3	3.00
3–4	3.00
4–5	2.00
5–6	1.00
More than 6	None

The Distributor paid a commission of 4.00% of the original purchase price to Financial Intermediaries who sold Class B Shares of the Funds.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

FEBRUARY 28, 2011	17

How to Do Business with the Fund (continued)

After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one J.P. Morgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

How the Class B CDSC is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares of the Funds (other than JPMT II Funds) purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B Shares of these Funds purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

For Class B Shares of the JPMT II Funds, the CDSC is based on the original cost.

You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time, and thus have the lowest CDSC.

If you received your Class B Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class B CDSC

No CDSC is imposed on redemptions of Class B Shares of the Fund:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Redemptions made due to the death of a shareholder or made within one year of initial qualification for Social Security disability payments. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). With respect to a shareholder’s disability, the redemption must be made within one year of such death or disability. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.

That represent a required minimum distribution from your IRA account or other qualifying retirement plan, but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class B Shares of other J.P. Morgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

RULE 12b-1 FEES

The Fund has adopted a Distribution Plan under Rule 12b-1 for Class A and Class B Shares that allows it to pay distribution fees for the sale and distribution of these shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund attributable to Class A Shares.

2.	Class B Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of the Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same Fund. Class A Shares of the Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund.

Class B Shares of the Fund may be exchanged for Class B Shares of another J.P. Morgan Fund.

For Class A Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund except Class B Shares which are no longer available for new investment.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” and below.

If you exchange Class B Shares of the Fund for Class B Shares, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class B Shares will be subject to the CDSC of the Fund from which you exchanged except for Class C Shares of the Short Term Bond Funds.

2.	The current holding period for your exchanged Class B Shares, other than exchanged Class B Shares of the Short Term Bond Funds, is carried over to your new shares.

There are no sales charges applicable for Select Class Shares.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

FEBRUARY 28, 2011	19

How to Do Business with the Fund (continued)

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes, for Class A and Class B Shares only.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund’s Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the Class B CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC, if applicable. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

FEBRUARY 28, 2011	21

How to Do Business with the Fund (continued)

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally declares and distributes net investment income, if any, at least annually. The Fund will distribute its net realized capital gain, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

With respect to taxable shareholders, for federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year of such shareholder beginning before January 1, 2013 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

With respect to taxable shareholders, distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2013 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss) if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares of a Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of the Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if the Fund invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

The Fund’s investments in certain debt obligations, derivative instruments and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the

FEBRUARY 28, 2011	23

Shareholder Information (continued)

amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if it is notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the J.P. Morgan Funds’ web-site at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. In addition, from time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

The Fund will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange-Traded Funds (ETFs)[1] and other investment companies

•   If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•    The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies help to manage smaller cash flows

•    Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, the Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (“1940 Act”)

•    Exemptive orders granted to various iShares funds (which are ETFs), other ETFs and their investment advisers by the Securities and Exchange Commission (“SEC”) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•    Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

FEBRUARY 28, 2011	25

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions

•   The Fund’s share price and performance will fluctuate in response to stock and bond market movements

•   The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•    The Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

•    Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•    Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•    The Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

•   Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long-term

•   Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities

•    Most bonds will rise in value when interest rates fall

•   Emerging markets can offer higher returns

•   Under normal circumstances the Fund plans to remain fully invested, in accordance with its investment policies and may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include U.S. and foreign common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

•    The Fund seeks to limit risk and enhance performance through active management, country allocation and diversification

•    During severe market downturns, the Fund has the option of investing up to 100% of total assets in investment-grade short- term securities

•    The Fund may use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

Management choices
• The Fund could underperform its benchmark due to its securities choices and asset allocation choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign currencies
• Currency exchange rate movements could reduce gains or create losses • Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks	• Favorable exchange rate movements could generate gains or reduce losses

•   The Fund may manage the currency exposure of its foreign investments relative to its benchmark and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”)

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risk

Derivatives*

•   Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

•    The Fund may have difficulty exiting a derivatives position

•    Derivatives used for risk management or to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•   Derivatives that involve leverage could magnify losses

•    Certain types of derivatives involve costs to the Fund which can reduce returns

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

•    Derivatives used for non-hedging purposes can cause loss that exceed the original investment

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•   The Fund could make money and protect against losses if management’s analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•   The Fund may use derivatives, such as futures, options, and forward foreign currency contracts, for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund’s exposure relative to its benchmark

•    The Fund only establishes hedges that it expects will be highly correlated with underlying positions

•    While the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio

•    The Fund may also use derivatives to increase its income or gain

•   The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FEBRUARY 28, 2011	27

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price it desires	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•   The Fund may not invest more than 15% of its net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, each Fund may hold high quality short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•   Increased trading would raise the Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Funds’ returns

	• The Fund could realize gain in a short period of time • The Fund could protect against losses if a security is overvalued and its value later falls	• The Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Financial Highlights

This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand the Fund’s performance for the Fund’s periods of operations. Because the JPMorgan International Small Cap Equity Fund has not yet commenced operations as of the date of this prospectus, no financial highlights are shown.

FEBRUARY 28, 2011	29

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295

©JPMorgan Chase & Co., 2011 All rights reserved. February 2011. PR-INTSCEABS-211

Prospectus

J.P. Morgan International Equity Funds

Institutional Class Shares

February 28, 2011, as supplemented May 2, 2011

JPMorgan International Small Cap Equity Fund*

*	The Fund does not have an exchange ticker symbol because it is not currently offered to the general public.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan International Small Cap Equity Fund

What is the goal of the Fund?

The Fund will seek long-term capital growth from capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees	1.00%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses[1]	1.45
Shareholder Service Fees	0.10
Remainder of Other Expenses	1.35

Total Annual Fund Operating Expenses	2.45
Fee Waivers and Expense
Reimbursements[2]	(1.10)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.35

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses on interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.35% of its average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
INSTITUTIONAL CLASS SHARES ($)	137	658

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance.

FEBRUARY 28, 2011	1

JPMorgan International Small Cap Equity Fund (continued)

What are the Fund’s main investment strategies?

The Fund invests principally in equity securities of companies located in the major developed regions of the world outside the United States. Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in a broad portfolio of equity securities of issuers with market capitalization of less than $2 billion at the time of purchase that the Fund’s adviser believes have strong earnings growth potential. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The Fund is not limited in the amount it invests in any one country. The adviser will try to choose a wide range of industries and companies.

The Fund may utilize currency forwards to manage currency exposure of its foreign investments relative to its benchmark. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: The adviser bases security selection on company fundamentals.

The investment process is designed to capture the stock picking skills of the adviser’s regional investment teams. The overall regional allocation process will be controlled centrally while individual security selection will be the responsibility of the regionally based investment teams. Security selection is expected to be the main driver of returns.

Although the process of security selection will vary across different regions, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as an emphasis on ‘bottom-up’ security selection driven by fundamental research and analysis and extensive direct contact with company management. The process is designed to lead to a ‘growth bias’ in security selection.

The Fund will sell securities if the adviser believes the issuer of the securities no longer meets certain growth criteria or if it believes that more attractive opportunities are available. As political and economic events occur, the Fund’s adviser will sell securities of issuers doing business in countries that the adviser believes do not meet the Fund’s investment criteria.

The Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Non-Diversified Fund Risk. Since the Fund is nondiversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund has not commenced operations as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. An appropriate broad-based index also will be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Sandeep Bhargava		Managing Director
Howard Williams		Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FEBRUARY 28, 2011	3

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The main investment strategies for the Fund are summarized in the Fund’s Risk/Return Summary. The Fund will invest primarily in equity securities as described in its Risk/Return Summary. These equity securities may include:

•	common stock

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

•	privately placed securities

The investment strategies for the Fund may also include:

•	real estate investment trusts (REITs) which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate

•	foreign securities, which may be in the form of depositary receipts

•	derivatives, including futures, options, swaps and forwards

Although not main strategies, the Fund may also utilize:

•	high yield securities which are below investment grade (junk bonds) and securities in the lowest investment grade category.

•	sovereign debt

•	corporate debt

•	other investment companies

•

exchange-traded funds (ETFs) which are registered investment companies whose shares are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index

•	affiliated money market funds

•	closed-end investment companies

Typically, companies meeting the adviser’s investment criteria will feature leading or rapidly developing businesses, strong financial positions and high-quality management capable of taking advantage of local, regional or global market changes.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and forwards to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

The Fund may utilize these investment strategies to a greater or lesser degree.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objectives.

The main risks associated with investing in the Fund are summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect of the increase or decrease in the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Foreign Securities and Emerging Market Risks. To the extent a Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. As a result, the Fund is intended for investors who are able to sustain sudden, and some times substantial, fluctuations in the value of their investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

Smaller Cap Company Risk (Small Cap Company and Mid Cap Company Risk). Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

Growth Investing Risk. Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub- prime” mortgages. The value of these securities will rise and

FEBRUARY 28, 2011	5

More About the Fund (continued)

fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Exchange-Traded Fund (ETF) and Investment Company Risk. A Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when a Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and a Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Non-Diversified Fund Risk. If a Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in a Fund’s shares being more sensitive to economic results of those issuing the securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that a Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. A Fund may also hedge from one foreign currency to another. However, a Fund does not typically use this strategy for its emerging markets currency exposure.

In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/ Return Summaries” and the “Risk and Reward Elements for the Fund” later in the prospectus and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objectives. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Fund and makes day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

The Fund pays the adviser a management fee of 1.00% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund will be available in the shareholder report for the period after the first reapproval of the investment advisory agreement.

The Portfolio Managers

The management team is led by Sandeep Bhargava and Howard Williams. Mr. Bhargava, Managing Director, is a global equity portfolio manager in the Global Portfolios Group based in London. An employee since 1997, he previously was a product manager for India asset management in Asia. Prior to joining the firm, Mr. Bhargava spent two years managing Asian emerging market funds with a focus on technology and pharmaceuticals at Barclays Global Investors in London. Mr. Bhargava began his career lecturing at the University of York, combining this with consulting roles at a number of financial institutions including The World Bank in Washington D.C., ICICI in India and the United Nations Conference on Trade Development in Switzerland. Mr. Williams, Managing Director, is head of the Global Portfolios Group based in London. An employee since 1994, Mr. Williams was previously employed at Shell Pensions in London as senior portfolio manager and head of UK equities. Prior to that, Mr. Williams spent three years managing global invested offshore pension funds in Bermuda for Shell Trust. Mr. Williams also spent five years at Kleinwort Benson Investment Management as a portfolio manager specializing in UK equities. Mr. Williams began his career at James Capel & Co. Mr. Williams holds a M.A. in geography from Cambridge University.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each J.P. Morgan Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of

FEBRUARY 28, 2011	7

The Fund’s Management and Administration (continued)

the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

How to Do Business with the Fund

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Institutional Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Institutional Class Shares — See “How do I open an account?”

•

Institutional Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Boards have adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily

FEBRUARY 28, 2011	9

How to Do Business with the Fund (continued)

or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements. Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II,

JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan money market funds. Although these funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Boards. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Boards, determines that the pricing service quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other J.P. Morgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares —When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-INSTITUTIONAL)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

FEBRUARY 28, 2011	11

How to Do Business with the Fund (continued)

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-INSTITUTIONAL)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Institutional Class Shares of a Fund may be exchanged for Institutional Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If a Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the

FEBRUARY 28, 2011	13

How to Do Business with the Fund (continued)

same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;
2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally declares and distributes net investment income, if any, at least annually. The Fund will distribute its net realized capital gain, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

With respect to taxable shareholders, for federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year of such shareholder beginning before January 1, 2013 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

With respect to taxable shareholders, distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2013 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss) if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares of a Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of the Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if the Fund invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

The Fund’s investments in certain debt obligations, derivative instruments and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer

FEBRUARY 28, 2011	15

Shareholder Information (continued)

losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if it is notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the J.P. Morgan Funds’ web-site at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. In addition, from time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

The Fund will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange-Traded Funds (ETFs)[1] and other investment companies

•   If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•    The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies help to manage smaller cash flows

•    Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, the Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (“1940 Act”)

•    Exemptive orders granted to various iShares funds (which are ETFs), other ETFs and their investment advisers by the Securities and Exchange Commission (“SEC”) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•    Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

(1)	Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

FEBRUARY 28, 2011	17

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions

•   The Fund’s share price and performance will fluctuate in response to stock and bond market movements

•   The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•    The Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

•    Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•    Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•    The Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

•   Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long-term

•   Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities

•    Most bonds will rise in value when interest rates fall

•   Emerging markets can offer higher returns

•   Under normal circumstances the Fund plans to remain fully invested, in accordance with its investment policies and may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include U.S. and foreign common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

•    The Fund seeks to limit risk and enhance performance through active management, country allocation and diversification

•    During severe market downturns, the Fund has the option of investing up to 100% of total assets in investment-grade short-term securities

•    The Fund may use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

Management choices
• The Fund could underperform its benchmark due to its securities choices and asset allocation choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Foreign currencies
• Currency exchange rate movements could reduce gains or create losses • Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks	• Favorable exchange rate movements could generate gains or reduce losses

•   The Fund may manage the currency exposure of its foreign investments relative to its benchmark and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”)

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risk

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*

•   Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

•    The Fund may have difficulty exiting a derivatives position

•    Derivatives used for risk management or to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•   Derivatives that involve leverage could magnify losses

•    Certain types of derivatives involve costs to the Fund which can reduce returns

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

•    Derivatives used for non-hedging purposes can cause loss that exceed the original investment

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•   The Fund could make money and protect against losses if management’s analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•   The Fund may use derivatives, such as futures, options, and forward foreign currency contracts, for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund’s exposure relative to its benchmark

•    The Fund only establishes hedges that it expects will be highly correlated with underlying positions

•    While the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio

•    The Fund may also use derivatives to increase its income or gain

•   The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FEBRUARY 28, 2011	19

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price it desires	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•   The Fund may not invest more than 15% of its net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, each Fund may hold high quality short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•   Increased trading would raise the Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Funds’ returns

	• The Fund could realize gain in a short period of time • The Fund could protect against losses if a security is overvalued and its value later falls	• The Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

This Page Intentionally Left Blank.

FEBRUARY 28, 2011	21

Financial Highlights

This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand the Fund’s performance for the Fund’s periods of operations. Because the JPMorgan International Small Cap Equity Fund has not yet commenced operations as of the date of this prospectus, no financial highlights are shown.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295

©JPMorgan Chase & Co., 2011 All rights reserved. February 2011. PR-INTSCEI-211

Prospectus

J.P. Morgan Specialty Funds

Class A, Class C & Select Class Shares

November 18, 2010, as supplemented May 2, 2011

JPMorgan Global Natural Resources Fund

Class/Ticker: A/JGNAX; C/JGNCX; Select/JGNSX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Global Natural Resources Fund

Class/Ticker: A/JGNAX; C/JGNCX; Select/JGNSX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Fund — SALES CHARGES” on page 16 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE (under $1 million)	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.80%	0.80%	0.80%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses[1]	0.61	0.61	0.61
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.36	0.36	0.36

Total Annual Fund Operating Expenses	1.66	2.16	1.41
Fee Waivers and Expense Reimbursements[2]	(0.36)	(0.36)	(0.36)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.30	1.80	1.05

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select

Class Shares (excluding acquired fund fees and expenses, dividend expenses on interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.30%, 1.80% and 1.05%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will deter- mine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
CLASS A SHARES ($)	650	988
CLASS C SHARES ($)	283	641
SELECT CLASS SHARES ($)	107	411

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
CLASS A SHARES ($)	650	988
CLASS C SHARES ($)	183	641
SELECT CLASS SHARES ($)	107	411

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

What are the Fund’s main investment strategies?

The Fund will, under normal market conditions, invest at least 80% of its Assets in equity and equity-like securities of companies in the natural resources sector. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The natural resources sector includes companies directly or indirectly engaged in the exploration for, extraction of, development, refinement, production or marketing of natural

NOVEMBER 18, 2010	1

JPMorgan Global Natural Resources Fund (continued)

resources and companies that provide related goods or services, as determined by the adviser. The Fund may invest in securities of issuers located anywhere in the world and may invest any amount of its assets in emerging markets. Under normal circumstances, the Fund intends to invest at least 40% of its total assets in countries other than the United States.

Within the natural resources sector, the Fund anticipates that it will generally invest a significant portion of its assets in the gold & precious metals, base metals and energy sub-sectors. The Fund may also invest in other sub-sectors, including, but not limited to, forestry products, diamonds and soft commodities (commodities that are grown, rather than mined).

The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies, where the adviser believes that such companies can present significant opportunities for investment returns.

The equity and equity-like securities of companies in the natural resources sector in which the Fund may invest include common stocks, preferred stocks, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs), other Depositary Receipts, convertible securities, warrants and rights, master limited partnerships (MLPs) and shares of investment companies, including exchange-traded funds (ETFs).

The Fund may also invest up to 20% of its Assets in equity or debt securities of any type of foreign or U.S. issuer or commodity-related securities, including pooled investment vehicles, such as grantor trusts, exchange-traded commodities (ETCs) or commodity pools or other instruments designed to produce returns relating to movements in prices of certain commodities or indices. Commodities are assets that have tangi ble properties, such as oil, metals and agricultural products.

The Fund may utilize derivatives, such as currency forwards, to reduce currency deviations, where practical, for the purpose of risk management. Derivatives are instruments that have a value based on another instrument, exchange rate or index.

The Fund is non-diversified.

Investment Process: In managing the Fund, the adviser will seek to diversify the Fund’s portfolio by investing in at least three different issuers in countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund’s portfolio will be constructed predominantly through fundamental research and bottom-up stock selection. In analyzing companies in the natural resource sector, the adviser examines a host of factors which may include the quality, experience, character and reputation of management, the technical aspects of the company’s project(s), financing, ability/ plausibility of delivering the underlying product to the market and valuation.

Allocation across the sub-sectors will vary according to which sector the adviser believes offers the greatest potential for investment returns, based on the adviser’s view of the current economic cycle. The allocation between sub-sectors can deviate substantially. There are no maximum or minimum limits as to the Fund’s investment in each sub-sector. The size of individual holdings will be determined by the adviser based on valuations, potential for returns, perceived stock specific risk as well as diversification considerations. In an effort to manage risk, generally, the adviser will attempt to invest across various sub-sectors, regions, companies and market capitalizations.

The Fund will generally sell securities if the adviser believes the issuer of such securities no longer meets certain investment criteria, if certain political and economic events occur or if it believes that more attractive opportunities are available.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations,

2	J.P. MORGAN SPECIALTY FUNDS

higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Natural Resources Risk. Equity and equity-like securities of natural resources companies and associated businesses may be negatively impacted by variations, often rapid, in the commodities markets, the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, economic conditions, events relating to international political developments, environmental incidents, energy conservation and the success of exploration projects. Therefore, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Due to the Fund’s concentration in the natural resources sector, events that affect natural resources industries will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. In addition, certain natural resources sub-sectors are subject to greater governmental regulation than are other industries; therefore, changes in tax and other government regulations may be more likely to adversely affect the Fund.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Commodities Risk. Commodity trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Fund’s investments in commodities are cyclical economic conditions, weather, embargoes, tariffs, regulatory developments, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising.

MLP Risk. MLPs may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. MLPs are subject to “commodity risks” as well as the risks associated with the specific industry or industries in which the partnership invests. In addition, the managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements.

Credit Risk. Certain investments are subject to the risk that the issuer or a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Investment Company and Pooled Investment Vehicle Risks. The Fund may invest in shares of other investment companies, including ETFs, and pooled investment vehicles, including ETCs, which are investment vehicles that track the performance of a commodity or an underlying commodity index. Many ETCs implement a futures trading strategy in lieu of actually owning physical commodities and may therefore produce different results than they would through ownership of the commodity. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the investment company or pooled investment vehicle. ETFs and other investment companies or pooled investment vehicles that invest in commodities are subject to the risks associated with direct investments in commodities. The price and movement of an ETF or ETC may not track the underlying index and may result in a loss. In addition, ETFs and ETCs may trade at a price below their net asset value (also known as a discount). Certain pooled investment vehicles do not have the protections applicable to other types

NOVEMBER 18, 2010	3

JPMorgan Global Natural Resources Fund (continued)

of investments under federal securities or commodities laws and may be subject to counterparty or credit risk. There may be no active market for shares of certain ETFs or pooled investment vehicles and such shares may be highly illiquid.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in increased volatility in the Fund’s performance and share price.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity may also cause the value of investments to decline. Illiquid investments may also be difficult to value.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund has not commenced operations as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Neil Gregson	2010	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Ser- vices at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	J.P. MORGAN SPECIALTY FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The main investment strategies for the Fund are summarized in the Fund’s Risk/Return Summary. The Fund will invest primarily in equity and equity-like securities as described in its Risk/ Return Summary. These equity and equity-like securities may include:

•	common stock

•	preferred stock

•	convertible securities

•	trust or partnership interests, including MLPs

•	warrants and rights to buy common stock

•	other investment companies

•

exchange-traded funds (ETFs) which are registered invest- ment companies whose shares are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index

•	closed-end investment companies

•	foreign securities, which may be in the form of depositary receipts or depositary shares

•	derivatives, including futures, options, forwards, structured notes, swaps and commodity-linked derivatives

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

The investment strategies for the Fund may also include:

•	affiliated money market funds

•	securities denominated in U.S. dollars, major reserve curren- cies, and currencies of other countries in which the Fund may invest

•	sovereign debt

•	corporate debt

•	private placements, restricted securities and other unregis- tered securities

•

commodities or commodity-related securities, including commodity pools, grantor trusts, ETCs or other pooled investment vehicles designed to produce returns that relate to movements of commodities prices or indices.

•	commodity pools are pooled investment vehicles that trade in commodity futures contracts and options there-

on and the operator of which is registered with the Commodity Futures Trading Commission. Shares of commodity-related grantor trusts represent an undivided beneficial interest in the trust’s assets such as silver, gold, or some other commodity

Derivatives may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, forwards, and swaps to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

The Fund may utilize these investment strategies to a greater or lesser degree.

The Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy above.

The Fund will invest at least 25% of its total assets under normal circumstances in securities of companies in the natural resources group of industries.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objectives.

The main risks associated with investing in the Fund are summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of

NOVEMBER 18, 2010	5

More About the Fund (continued)

securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. To the extent that the Fund invests in foreign securities (including depositary receipts and depositary securities), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. As a result, the Fund is intended for investors who are able to sustain sudden, and some times substantial, fluctuations in the value of their investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counter-party risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

The Fund may also use derivatives, including futures and swaps, to implement short positions. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the price of the instrument or market which the Fund has taken a short position on increases, then the Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a counterparty. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment, as there is no cap on maximum losses.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Smaller Cap Company Risk. Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Commodities Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked securities and derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather,

6	J.P. MORGAN SPECIALTY FUNDS

livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The natural resources and energy sectors can be significantly affected by changes in the prices and supplies of oil, gas and other energy fuels, exploration and production spending and the success of energy spending, energy conservation, and tax and other government regulations, policies of the Organizations of Petroleum Exporting Countries (OPEC) and oil importing nations. Therefore, the securities of companies in the energy and natural resources sectors may experience more price volatility than companies in other industries. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s use of leverage will be successful. When a fund concentrates in a particular industry or group of industries, events impacting that sector will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. In addition, certain commodity sub-sectors are subject to greater governmental regulation than are other industries, therefore, changes in tax and other government regulations may be more likely to adversely affect the Fund.

MLP Risk. The Fund may invest in MLPs that primarily derive their income from, among other industries, the mining, production, transportation or processing of minerals or natural resources, although they may also finance entertainment, research and development, real estate and other projects. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. MLPs are subject to “Commodities Risk” in general as well as the risks associated with the specific industry or industries in which the partnership invests. The value of an investment in an MLP may be directly affected by the prices of natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. An investment in an MLP may be adversely affected by market perceptions that the performance and distributions of MLPs are directly tied to commodity prices. In addition, the managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements.

Credit Risk. The Fund’s investments are subject to the risk that an issuer or the counterparty will fail to make payments when due or default completely on securities or other investments held by the Fund. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

Pooled Investment Vehicle Risk. The Fund does not have the rights normally associated with ownership of other types of shares when it invests in pooled investment vehicles holding commodities or commodity futures, including commodity pools, ETCs and those structured as limited partnerships or grantor trusts holding commodities. For example, the owners of these commodity-related grantor trusts, ETCs or limited partnerships do not have the right to elect directors, receive dividends or take other actions normally associated with the ownership of shares of a corporation. Holders of a certain percentage of shares in an ETC or a grantor trust may have the right to terminate the trust or exercise other rights which would not be available to the Fund as a small investor.

Pooled investment vehicles are not registered investment companies, and many are not commodity pools, and therefore, do not have the protections available to those types of investments under federal securities or commodities laws. For example, unlike with registered investment companies, these vehicles are not subject to federal securities laws that limit transactions with affiliates, require redemption of shares, or limit sales charges. Although shares of these vehicles may be traded on an exchange, there may be no active market for such shares and such shares may be highly illiquid.

These vehicles are subject to the risks associated with direct investments in commodities including the risks described under “Pooled Investment Vehicle Risks” and “Commodities Risk”. The market price of shares of these vehicles will be as

NOVEMBER 18, 2010	7

More About the Fund (continued)

unpredictable as the price of the underlying commodity. In addition, the value of the shares will be adversely affected if the assets owned by the trust are lost, damaged or of inferior quality. In order to pay trust fees and expenses, the commodities represented by shares of a grantor trust will decrease over the life of the trust due to sales of the underlying commodities necessary to pay such expenses. Without increases in the price of the underlying commodity sufficient to compensate for that decrease, the price of the investment will decline and the Fund will lose money on its investment in the grantor trust.

Commodity-related grantor trusts are passive investment vehicles. This means that the value of the investment in a grantor trust may be adversely affected by trust losses that, if the trust had been actively managed, it might have been possible to avoid. The Fund’s intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code may limit its ability to make investments in grantor trusts, pooled investment vehicles or limited partnerships that invest in commodities or commodity futures.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency.

Currency markets generally are not as regulated as securities markets.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Interest Rate Risk. The Fund’s debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of investments generally increases. Your investment will decline in value if the value of the investment decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

8	J.P. MORGAN SPECIALTY FUNDS

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/ Return Summary”, the “Risk and Reward Elements for the Fund” later in the prospectus and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objectives. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

NOVEMBER 18, 2010	9

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Fund and makes day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

The Fund pays the adviser a management fee (net of waivers) of 0.80% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in approving the investment advisory agreement for the Fund will be available in the first shareholder report for a period after the first approval of the investment advisory agreement.

The Portfolio Manager

The management team is led by Neil Gregson, Managing Director, who is a portfolio manager in the Global Equities Team based in London, and who has been with JPMIM and its affiliates since 2010. Prior to joining JPMIM, Mr. Gregson was a Senior Portfolio Manager and the head of the Long-Only Business at CQS Asset Management Limited from November 2009 through September 2010 and a Managing Director and the head of Emerging Market and Resource Equities at Credit Suisse Asset Management from November 2003 through June 2009. He is assisted by a team that provides research and analytical support. He is a qualified mining engineer and holds a BSc in Mining Engineering from Nottingham University.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each J.P. Morgan Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A Class C and Select Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of its annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial

10	J.P. MORGAN SPECIALTY FUNDS

Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

NOVEMBER 18, 2010	11

How to Do Business with the Fund

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase & Co. (JPMorgan Chase), that have entered into agreements with JPMorgan Distribution Services, Inc. (JPMDS) as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Fund through JPMDS.

Who can buy shares?

Class A and Class C Shares may be purchased by the general public.

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

Select Class Shares may also be purchased directly from the Fund by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial

Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

12	J.P. MORGAN SPECIALTY FUNDS

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,
4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A, Class C and Select Class Shares. Class A and Class C Shares are available to the general public. Select Class Shares are available to those investors meeting the Fund’s minimum and eligibility requirements.

Each share class has different sales charges and/or expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

NOVEMBER 18, 2010	13

How to Do Business with the Fund (continued)

Class A Shares have lower annual expenses than Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class C Shares have higher Rule 12b-1 fees than Class A Shares. Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class A Shares.

There is no maximum investment amount for Class C Shares.

Select Class Shares

Select Class Shares do not have any sales charges or Rule 12b-1 fees. You must meet the minimum investment and eligibility requirements to purchase Select Class Shares.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

If you are eligible to purchase Select Class Shares, they would generally be the best choice, because they offer the lowest expenses of the share classes offered in this prospectus.

You should also consider the Rule 12b-1 fees, which are lower for Class A Shares than the other share classes (except for the Select Class Shares which have no Rule 12b-1 fees). These fees appear in the table called Annual Fund Operating Expenses.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price.

Each class of shares has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the J.P. Morgan Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board of Trustees, determines that the pricing service quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, select the share class most appropriate for you and decide how much you want to invest.

Class A and Class C Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment. Subsequent investments must be at least $25.

14	J.P. MORGAN SPECIALTY FUNDS

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain J.P. Morgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum.

Officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open Select Class Shares accounts subject to a $1,000 minimum investment requirement, provided such accounts are opened directly with the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

With respect to Select Class Shares for certain investors and Class A and Class C Shares a lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — In which shares can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

J. P. Morgan Funds Services

P. O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

NOVEMBER 18, 2010	15

How to Do Business with the Fund (continued)

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be cancelled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. E.T. on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J. P. Morgan Funds Services

P. O. Box 8528

Boston, MA 02266-8528

In which shares can I automatically invest on a systematic basis?

You may purchase additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100.

Officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates (“Eligible Investors”) may participate in automatic investments of Select Class Shares of the Fund from their bank account through a Systematic Investment Plan. An Eligible Investor may choose to make an initial investment of an amount less than the required minimum of $1,000 of Select Class Shares as long as his or her initial investment is at least $100 and he or she agrees to make regular monthly investments of at least $100.

To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J. P. Morgan Funds Services

P. O. Box 8528

Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell Class A and Class C Shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The tables below shows the sales charges for Class A and Class C Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Select Class Shares

16	J.P. MORGAN SPECIALTY FUNDS

have no such sales charges. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Fund’s Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class C Shares of the Fund, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

TOTAL SALES CHARGE FOR FUND[1]
Amount of Purchases	Sales Charge as a % of the Offering Price	Sales Charge as a % of Your Investment	Commission as a % of Offering Price
Less than $50,000	5.25	5.54	4.75
$50,000-$99,999	4.50	4.71	4.05
$100,000-$249,999	3.50	3.63	3.05
$250,000-$499,999	2.50	2.56	2.05
$500,000-$999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the J.P. Morgan Funds and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of the Fund during the first 12 months after purchase and 0.50% of the purchase price if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new

Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of gross sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charges

The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the J.P. Morgan Funds in which you invest (as described below) even if such J.P. Morgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all J.P. Morgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the J. P. Morgan Funds that you would like to have one or more J. P. Morgan Funds linked together for purposes of reducing the initial sales charge.

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a J.P. Morgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any of the above types of accounts that

NOVEMBER 18, 2010	17

How to Do Business with the Fund (continued)

can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may verify (1) the number of shares of the J.P. Morgan Funds held in your account(s) with the J.P. Morgan Funds, (2) the number of shares of the J.P. Morgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the J.P. Morgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A and Class C Shares of one or more J.P. Morgan Funds. You may then combine purchases of Class A Shares of one or more J.P. Morgan Funds you make over the next 13 months with any combined balances of Class A, Class B and Class C Shares held as of the date of the Letter of Intent and pay the same sales charge on the new Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors, trustees, retirees and employees and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly with the Fund and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Fund’s other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

•	Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

•

Affiliates of JPMorgan Chase and certain accounts (other than IRA accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

18	J.P. MORGAN SPECIALTY FUNDS

•

Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•

Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a J. P. Morgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a J. P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another J.P. Morgan Fund.

10.	Bought in connection with plans of reorganizations of a J. P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a J.P. Morgan Fund’s special offering.
12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

13.	Purchased in Individual Retirement Accounts (IRAs) established initially through an IRA rollover from a qualified retirement plan where J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan. In order for the waiver to apply, your IRA must be established with an investment from a qualified retirement plan (not another IRA), J.P. Morgan Institutional Investments Inc. must be the broker of record for the IRA and you must not utilize the services of another Financial Intermediary with respect to the IRA. In addition, the assets must be invested into the Fund’s IRA option with State Street Bank & Trust Company serving as custodian.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class C Shares

Class C Shares are offered at NAV per share, without any up front sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Fund.

How the Class C CDSC Is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class C Shares, the CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

NOVEMBER 18, 2010	19

How to Do Business with the Fund (continued)

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time, and thus have the lowest CDSC.

If you received your Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class C CDSC

No CDSC is imposed on redemptions of Class C Shares of the Fund:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Redemptions made due to the death of a shareholder or made within one year of initial qualification for Social Security disability payments. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). With respect to a shareholder’s disability, the redemption must be made within one year of such death or disability. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.

That represent a required minimum distribution from your IRA account or other qualifying retirement plan, but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.
6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class C Shares of other J.P. Morgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Share redemptions of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

The Fund has adopted a Distribution Plan under Rule 12b-1 for Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of these shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund attributable to Class A Shares.

2.	Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

20	J.P. MORGAN SPECIALTY FUNDS

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an up front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of the Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same Fund. Class A Shares of the Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Limited Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another J.P. Morgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other J.P. Morgan Fund may be exchanged for Class C Shares of another J.P. Morgan Fund, other than for Class C Shares of the Short Term Bond Funds.

Select Class Shares of the Fund may be exchanged for Select Class Shares of another J.P. Morgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

For the Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” and below.

If you exchange Class C Shares of the Fund for Class C Shares, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchanged.

2.	The current holding period for your exchanged Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

There are no sales charges applicable for Select Class Shares.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

NOVEMBER 18, 2010	21

How to Do Business with the Fund (continued)

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J. P. Morgan Funds Services

P. O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

22	J.P. MORGAN SPECIALTY FUNDS

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

J. P. Morgan Funds Services

P. O. Box 8528

Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes, for Class A and Class C Shares only.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund’s Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.
5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC, if applicable. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

NOVEMBER 18, 2010	23

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally declares and distributes net investment income, if any, at least annually. The Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distribu- tions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year of such shareholder beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. The amount of dividend income that may be so designated by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares of the Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the shares.

The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, the Fund’s investments in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions. If more than 50% of the value of the Fund’s total assets at the close of each taxable year will consist of securities issued by foreign governments or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders any foreign taxes that it paid. Shareholders would be required to include in income a proportionate share of taxes paid, and such amount of taxes would be treated as paid by the shareholder. Such taxes paid and the underlying income would be treated as gross income from foreign sources.

The Fund’s investment in certain debt obligations, derivative instruments and so called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of

24	J.P. MORGAN SPECIALTY FUNDS

the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The extent to which the Fund can invest in MLPs, grantor trusts or pooled investment vehicles that invest in commodities or commodity futures is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if it is notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P.Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the J.P. Morgan Funds’ web-site at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. In addition, from time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

The Fund will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 18, 2010	25

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions

•   The Fund’s share price and performance will fluctuate in response to stock and bond market movements

•   The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•    The Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

•    Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•    Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•    The Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

•   Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

•   Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•    Commodities can act as a hedge against inflation and may be less correlated to changes in the securities market

•    Most bonds will rise in value when interest rates fall

•    Emerging markets can offer higher returns

•   Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds

•    In addition to the securities described in the “What are the Fund’s main investment strategies?” section, securities may include U.S. and foreign common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3], exchange- traded commodities[4] and investment company securities

•    During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high quality short-term instruments

•    The Fund may use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

4	Exchange-traded commodities are investment vehicles that track the performance of an underlying commodity index, including total return indices based on a single commodity.

26	J.P. MORGAN SPECIALTY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting debt securities

•   The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls

•    Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers

	• Most bonds will rise in value when interest rates fall • Debt securities have generally outperformed money market instruments over the long term, with less risk than stocks	• The Fund seeks to limit risk and enhance performance through active management • The adviser monitor interest rate trends

Master Limited Partnerships (MLPs)

•   Holders of MLP units have limited control and voting rights, similar to those of a limited partner

•   An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns

•    MLPs may, for tax purposes, affect the character of the gain and loss realized by the Fund and affect the holding period of the Fund’s assets

•   MLPs can offer attractive returns

•    MLPs may offer more attractive yields or potential growth than comparable equity securities

•    MLPs offer attractive potential performance and opportunities for diversification

•   The Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company

•   The Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Management choices
• The Fund could underperform its benchmark due to its securities choices and asset allocation choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Foreign currencies
• Currency exchange rate movements could reduce gains or create losses • Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks	• Favorable exchange rate movements could generate gains or reduce losses	• Except as noted earlier in this prospectus, the Fund may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”)

NOVEMBER 18, 2010	27

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risk

Exchange Traded Funds (ETFs)[1], and other investment companies

•   If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•    The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies help to manage smaller cash flows

•    Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, the Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (“1940 Act”)

•    Exemptive orders granted to various iShares funds (which are ETFs) and their investment advisers by the Securities and Exchange Commission (“SEC”) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•    Under SEC Rule 12d1-1, a fund may invest in both affiliated and unaffiliated money market funds without limit subject to a fund’s investment policies and restrictions and the conditions of the rule

Companies in the Natural Resources Sector

•   Natural resource companies are affected by numerous factors, including events occurring in nature, inflationary pressures, international politics, government actions and general economic conditions

•    There may be a disconnect in the correlation between the price movements of an asset- based security and the underlying natural resource

•    Asset-based securities are not always secured by a security interest in the underlying natural resource

•    Asset-based securities typically pay interest or dividends at below-market rates

• The scarcity of certain resources coupled with increasing demand or speculation can create attractive investment opportunities

1	Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

28	J.P. MORGAN SPECIALTY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*

•   Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

•    The Fund may have difficulty exiting a derivatives position

•    Derivatives used for risk management or to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•   Derivatives that involve leverage could magnify losses

•    Certain types of derivatives involve costs to the Fund which can reduce returns

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

•    Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•    The use of derivatives to implement short positions involves the risk that there is no cap on maximum losses and gains are limited to the price of the derivative’s underlying reference security, asset or index at the time the short position is established

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•   The Fund could make money and protect against losses if management’s analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•    The implementation of short positions may allow the Fund to generate positive returns in declining markets

•   The Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund’s exposure

•    The Fund only establishes hedges that it expects will be highly correlated with underlying positions

•    The Fund may use derivatives in an effort to produce increased income or gains

•    The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

NOVEMBER 18, 2010	29

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price it desires	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•   The Fund may not invest more than 15% of its net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•   Increased trading would raise the Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns

	• The Fund could realize gain in a short period of time • The Fund could protect against losses if a security is overvalued and its value later falls	• The Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

30	J.P. MORGAN SPECIALTY FUNDS

Financial Highlights

This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand the Fund’s performance for the Fund’s periods of operations. Because the JPMorgan Global Natural Resources Fund has not yet commenced operations as of the date of this prospectus, no financial highlights are shown.

NOVEMBER 18, 2010	31

Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the Funds whose shares are offered in this prospectus.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA) entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. JPMIA was the investment adviser to certain J.P. Morgan Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment adviser to such Funds. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. On May 20, 2010, the court granted preliminary approval of the settlement and ordered that notice be provided to certain designated shareholders. The settlement is subject to final court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

32	J.P. MORGAN SPECIALTY FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295

©JPMorgan Chase & Co., 2010 All rights reserved. November 2010. PR-GNRACS-1110

Prospectus

J.P. Morgan Specialty Funds

Class R2 & Class R5 Shares

November 18, 2010, as supplemented May 2, 2011

JPMorgan Global Natural Resources Fund

Class/Ticker: R2/JGNZX; R5/JGNRX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Global Natural Resources Fund

Class/Ticker: R2/JGNZX; R5/JGNRX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5
Management Fees	0.80%	0.80%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses[1]	0.61	0.41
Shareholder Service Fees	0.25	0.05
Remainder of Other Expenses	0.36	0.36

Total Annual Fund Operating
Expenses	1.91	1.21
Fee Waivers and Expense Reimbursements[2]	(0.36)	(0.36)

Total Annual Fund Operating
Expenses After Fee Waivers and Expense Reimbursements[2]	1.55	0.85

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 and Class R5 Shares (excluding acquired fund fees and expenses, dividend expenses on interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.55% and 0.85%, respectively, of their average daily net assets. This contract cannot be termi- nated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
CLASS R2 SHARES ($)	158	565
CLASS R5 SHARES ($)	87	348

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

NOVEMBER 18, 2010	1

JPMorgan Global Natural Resources Fund (continued)

What are the Fund’s main investment strategies?

The Fund will, under normal market conditions, invest at least 80% of its Assets in equity and equity-like securities of companies in the natural resources sector. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The natural resources sector includes companies directly or indirectly engaged in the exploration for, extraction of, development, refinement, production or marketing of natural resources and companies that provide related goods or services, as determined by the adviser. The Fund may invest in securities of issuers located anywhere in the world and may invest any amount of its assets in emerging markets. Under normal circumstances, the Fund intends to invest at least 40% of its total assets in countries other than the United States.

Within the natural resources sector, the Fund anticipates that it will generally invest a significant portion of its assets in the gold & precious metals, base metals and energy sub-sectors. The Fund may also invest in other sub-sectors, including, but not limited to, forestry products, diamonds and soft commodities (commodities that are grown, rather than mined).

The Fund is not constrained by capitalization limits. At times, the Fund may invest a significant portion of its assets in medium and smaller capitalization companies, where the adviser believes that such companies can present significant opportunities for investment returns.

The equity and equity-like securities of companies in the natural resources sector in which the Fund may invest include common stocks, preferred stocks, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs), Other Depositary Receipts, convertible securities, warrants and rights, master limited partnerships (MLPs) and shares of investment companies, including exchange-traded funds (ETFs).

The Fund may also invest up to 20% of its Assets in equity or debt securities of any type of foreign or U.S. issuer or commodity-related securities, including pooled investment vehicles, such as grantor trusts, exchange-traded commodities (ETCs) or commodity pools or other instruments designed to produce returns relating to movements in prices of certain commodities or indices. Commodities are assets that have tangible properties, such as oil, metals and agricultural products.

The Fund may utilize derivatives, such as currency forwards, to reduce currency deviations, where practical, for the purpose of risk management. Derivatives are instruments that have a value based on another instrument, exchange rate or index. Fund may use futures contracts, options, forwards, structured notes and swaps to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

The Fund is non-diversified.

Investment Process: In managing the Fund, the adviser will seek to diversify the Fund’s portfolio by investing in at least three different issuers in countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund’s portfolio will be constructed predominantly through fundamental research and bottom-up stock selection. In analyzing companies in the natural resource sector, the adviser examines a host of factors which may include the quality, experience, character and reputation of management, the technical aspects of the company’s project(s), financing, ability/ plausibility of delivering the underlying product to the market and valuation.

Allocation across the sub-sectors will vary according to which sector the adviser believes offers the greatest potential for investment returns, based on the adviser’s view of the current economic cycle. The allocation between sub-sectors can deviate substantially. There are no maximum or minimum limits as to the Fund’s investment in each sub-sector. The size of individual holdings will be determined by the adviser based on valuations, potential for returns, perceived stock specific risk as well as diversification considerations. In an effort to manage risk, generally, the adviser will attempt to invest across various sub-sectors, regions, companies and market capitalizations.

The Fund will generally sell securities if the adviser believes the issuer of such securities no longer meets certain investment criteria, if certain political and economic events occur or if it believes that more attractive opportunities are available.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the

2	J.P. MORGAN SPECIALTY FUNDS

value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Natural Resources Risk. Equity and equity-like securities of natural resources companies and associated businesses may be negatively impacted by variations, often rapid, in the commodities markets, the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, economic conditions, events relating to international political developments, environmental incidents, energy conservation and the success of exploration projects. Therefore, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Due to the Fund’s concentration in the natural resources sector, events that affect natural resources industries will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. In addition, certain natural resources sub-sectors are subject to greater governmental regulation than are other industries; therefore, changes in tax and other government regulations may be more likely to adversely affect the Fund.

Smaller Cap Company Risk. Investments in securities of smaller companies may be riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Commodities Risk. Commodity trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Fund’s investments in commodities are cyclical economic conditions, weather, embargoes, tariffs, regulatory developments, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising.

MLP Risk. MLPs may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. MLPs are subject to “commodity risks” as well as the risks associated with the specific industry or industries in which the partnership invests. In addition, the managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements.

Credit Risk. Certain investments are subject to the risk that the issuer or a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Investment Company and Pooled Investment Vehicle Risks. The Fund may invest in shares of other investment companies, including ETFs, and pooled investment vehicles, including ETCs, which are investment vehicles that track the performance of a commodity or an underlying commodity index. Many ETCs implement a futures trading strategy in lieu of actually owning physical commodities and may therefore produce different results than they would through ownership of the commodity.

NOVEMBER 18, 2010	3

JPMorgan Global Natural Resources Fund (continued)

Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the investment company or pooled investment vehicle. ETFs and other investment companies or pooled investment vehicles that invest in commodities are subject to the risks associated with direct investments in commodities. The price and movement of an ETF or ETC may not track the underlying index and may result in a loss. In addition, ETFs and ETCs may trade at a price below their net asset value (also known as a discount). Certain pooled investment vehicles do not have the protections applicable to other types of investments under federal securities or commodities laws and may be subject to counterparty or credit risk. There may be no active market for shares of certain ETFs or pooled investment vehicles and such shares may be highly illiquid.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in increased volatility in the Fund’s performance and share price.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity may also cause the value of investments to decline. Illiquid investments may also be difficult to value.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund has not commenced operations as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Neil Gregson	2010	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Ser- vices at 1-800-480-4111

Tax Information

For Class R5 Shares, the Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan. For Class R2 Shares, the Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	J.P. MORGAN SPECIALTY FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The main investment strategies for the Fund are summarized in the Fund’s Risk/Return Summary. The Fund will invest primarily in equity and equity-like securities as described in its Risk/ Return Summary. These equity and equity-like securities may include:

•	common stock

•	preferred stock

•	convertible securities

•	trust or partnership interests, including MLPs

•	warrants and rights to buy common stock

•	other investment companies

•

exchange-traded funds (ETFs) which are registered invest- ment companies whose shares are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index

•	closed-end investment companies

•	foreign securities, which may be in the form of depositary receipts or depositary shares

•	derivatives, including futures, options, forwards, structured notes, swaps and commodity-linked derivatives

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

The investment strategies for the Fund may also include:

•	affiliated money market funds

•	securities denominated in U.S. dollars, major reserve curren- cies, and currencies of other countries in which the Fund may invest

•	sovereign debt

•	corporate debt

•	private placements, restricted securities and other unregis- tered securities

•

commodities or commodity-related securities, including commodity pools, grantor trusts, ETCs or other pooled investment vehicles designed to produce returns that relate to movements of commodities prices or indices.

•	commodity pools are pooled investment vehicles that trade in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission. Shares of commodity-related grantor trusts represent an undivided beneficial interest in the trust’s assets such as silver, gold, or some other commodity

Derivatives may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, forwards, and swaps to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

The Fund may utilize these investment strategies to a greater or lesser degree.

The Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy above.

The Fund will invest at least 25% of its total assets under normal circumstances in securities of companies in the natural resources group of industries.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objectives.

The main risks associated with investing in the Fund are summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or

NOVEMBER 18, 2010	5

More About the Fund (continued)

extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Market Risks. To the extent that the Fund invests in foreign securities (including depositary receipts and depositary securities), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. As a result, the Fund is intended for investors who are able to sustain sudden, and some times substantial, fluctuations in the value of their investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counter-party risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

The Fund may also use derivatives, including futures and swaps, to implement short positions. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the price of the instrument or market which the Fund has taken a short position on increases, then the Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a counterparty. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment, as there is no cap on maximum losses.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Smaller Cap Company Risk. Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Commodities Risk. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked securities and derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic,

6	J.P. MORGAN SPECIALTY FUNDS

political and regulatory developments. The natural resources and energy sectors can be significantly affected by changes in the prices and supplies of oil, gas and other energy fuels, exploration and production spending and the success of energy spending, energy conservation, and tax and other government regulations, policies of the Organizations of Petroleum Exporting Countries (OPEC) and oil importing nations. Therefore, the securities of companies in the energy and natural resources sectors may experience more price volatility than companies in other industries. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s use of leverage will be successful. When a fund concentrates in a particular industry or group of industries, events impacting that sector will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. In addition, certain commodity sub-sectors are subject to greater governmental regulation than are other industries, therefore, changes in tax and other government regulations may be more likely to adversely affect the Fund.

MLP Risk. The Fund may invest in MLPs that primarily derive their income from, among other industries, the mining, production, transportation or processing of minerals or natural resources, although they may also finance entertainment, research and development, real estate and other projects. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. MLPs are subject to “Commodities Risk” in general as well as the risks associated with the specific industry or industries in which the partnership invests. The value of an investment in an MLP may be directly affected by the prices of natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. An investment in an MLP may be adversely affected by market perceptions that the performance and distributions of MLPs are directly tied to commodity prices.

In addition, the managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements.

Credit Risk. The Fund’s investments are subject to the risk that an issuer or the counterparty will fail to make payments when due or default completely on securities or other investments held by the Fund. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

Pooled Investment Vehicle Risk. The Fund does not have the rights normally associated with ownership of other types of shares when it invests in pooled investment vehicles holding commodities or commodity futures, including commodity pools, ETCs and those structured as limited partnerships or grantor trusts holding commodities. For example, the owners of these commodity-related grantor trusts, ETCs or limited partnerships do not have the right to elect directors, receive dividends or take other actions normally associated with the ownership of shares of a corporation. Holders of a certain percentage of shares in an ETC or a grantor trust may have the right to terminate the trust or exercise other rights which would not be available to the Fund as a small investor.

Pooled investment vehicles are not registered investment companies, and many are not commodity pools, and therefore, do not have the protections available to those types of investments under federal securities or commodities laws. For example, unlike with registered investment companies, these vehicles are not subject to federal securities laws that limit transactions with affiliates, require redemption of shares, or limit sales charges. Although shares of these vehicles may be traded on an exchange, there may be no active market for such shares and such shares may be highly illiquid.

These vehicles are subject to the risks associated with direct investments in commodities including the risks described under “Pooled Investment Vehicle Risks” and “Commodities Risk” The market price of shares of these vehicles will be as unpredictable as the price of the underlying commodity. In addition, the value of the shares will be adversely affected if

NOVEMBER 18, 2010	7

More About the Fund (continued)

the assets owned by the trust are lost, damaged or of inferior quality. In order to pay trust fees and expenses, the commodities represented by shares of a grantor trust will decrease over the life the trust due to sales of the underlying commodities necessary to pay such expenses. Without increases in the price of the underlying commodity sufficient to compensate for that decrease, the price of the investment will decline and the Fund will lose money on its investment in the grantor trust.

Commodity-related grantor trusts are passive investment vehicles. This means that the value of the investment in a grantor trust may be adversely affected by trust losses that, if the trust had been actively managed, it might have been possible to avoid. The Fund’s intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code may limit its ability to make investments in grantor trusts, pooled investment vehicles or limited partnerships that invest in commodities or commodity futures.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly times of overall economic distress.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Interest Rate Risk. The Fund’s debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of investments generally increases. Your investment will decline in value if the value of the investment decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

8	J.P. MORGAN SPECIALTY FUNDS

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/ Return Summary”, the “Risk and Reward Elements for the Fund” later in the prospectus and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objectives. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

NOVEMBER 18, 2010	9

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Fund and makes day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

The Fund pays the adviser a management fee (net of waivers) of 0.80% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in approving the investment advisory agreement for the Fund will be available in the first shareholder report for a period after the first approval of the investment advisory agreement.

The Portfolio Manager

The management team is led by Neil Gregson, Managing Director, who is a portfolio manager in the Global Equities Team based in London, and who has been with JPMIM and its affiliates since 2010. Prior to joining JPMIM, Mr. Gregson was a Senior Portfolio Manager and the head of the Long-Only Business at CQS Asset Management Limited from November 2009 through September 2010 and a Managing Director and the head of Emerging Market and Resource Equities at Credit Suisse Asset Management from November 2003 through June 2009. He is assisted by a team that provides research and analytical support. He is a qualified mining engineer and holds a BSc in Mining Engineering from Nottingham University.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each J.P. Morgan Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class R2 Shares and an annual fee of 0.05% of the average daily net assets of the Class R5 Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of its annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments

10	J.P. MORGAN SPECIALTY FUNDS

are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

NOVEMBER 18, 2010	11

How to Do Business with the Fund

PURCHASING FUND SHARES

Who can buy shares?

Class R2 and Class R5 Shares of the Fund may be purchased by retirement plans. Retirement plans that are eligible to purchase shares only include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and nonqualified deferred compensation plans. In addition, Class R5 Shares may be purchased by 529 college savings plans. To be eligible, shares must be held through plan level or omnibus accounts held on the books of the Fund. Class R5 Shares may also be purchased by current or future JPMorgan SmartRetirement Funds and such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees.

Class R2 and Class R5 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans, individual 403(b) plans and, with respect to Class R2 Shares, 529 college savings plans.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and

12	J.P. MORGAN SPECIALTY FUNDS

such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Fund.

The Fund has attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Fund will be able to effectively identify and eliminate market timing and abusive trading in the Fund particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Fund, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a sys- tematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements. Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your

Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Boards. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board, determines that the pricing service quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the share class most appropriate for you. The Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest.

NOVEMBER 18, 2010	13

How to Do Business with the Fund (continued)

Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes.

Decide how much you want to invest.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

J. P. Morgan Funds Services

P. O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions if payment may be effected through a U.S. financial institution Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through

J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-R5/R2)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-R5/R2)

14	J.P. MORGAN SPECIALTY FUNDS

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J. P. Morgan Funds Services

P. O. Box 8528

Boston, MA 02266-8528

RULE 12b-1 FEES FOR CLASS R2 SHARES

The Fund has adopted a Distribution Plan under Rule 12b-1 with respect to Class R2 Shares that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

Class R2 Shares pay an annual Rule 12b-1 fee of 0.50% of the average daily net assets of the Fund attributable to Class R2 Shares.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Neither Class R2 Shares nor Class R5 Shares may be exchanged for other J.P. Morgan Funds or other classes of the Fund. If an individual plan participant would like to rollover their interest in Fund shares into an IRA, they can rollover into the Fund’s Class A Shares or into another available class in which they are eligible to invest.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J. P. Morgan Funds Services

P. O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

NOVEMBER 18, 2010	15

How to Do Business with the Fund (continued)

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J. P. Morgan Funds Services

P. O. Box 8528

Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

16	J.P. MORGAN SPECIALTY FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally declares and distributes net investment income, if any, at least annually. The Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distribu- tions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such entities. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

With respect to taxable shareholders, for federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year of such shareholder beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. The amount of dividend income that may be so designated by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

With respect to taxable shareholders, distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares of the Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the shares.

The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, the Fund’s investments in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions. If more than 50% of the value of the Fund’s total assets at the close of each taxable year will consist of securities issued by foreign governments or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders any foreign taxes that it paid. Shareholders would be required to include in income a proportionate share of taxes paid, and such amount of taxes would be treated as paid by the shareholder. Such taxes paid and the underlying income would be treated as gross income from foreign sources. However, this “pass through” treatment generally does not benefit retirement plans or other entities that qualify for tax-exempt treatment.

The Fund’s investment in certain debt obligations, derivative instruments and so called “passive foreign investment

NOVEMBER 18, 2010	17

Shareholder Information (continued)

companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The extent to which the Fund can invest in MLPs, grantor trusts or pooled investment vehicles that invest in commodities or commodity futures is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if it is notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the J.P. Morgan Funds’ web-site at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. In addition, from time to time, the Fund may

18	J.P. MORGAN SPECIALTY FUNDS

post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

The Fund will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 18, 2010	19

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions

•   The Fund’s share price and performance will fluctuate in response to stock and bond market movements

•   The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•    The Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

•    Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•    Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•    The Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

•   Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

•   Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•    Commodities can act as a hedge against inflation and may be less correlated to changes in the securities market

•    Most bonds will rise in value when interest rates fall

•    Emerging markets can offer higher returns

•   Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds

•    In addition to the securities described in the “What are the Fund’s main investment strategies ” section, securities may include U.S. and foreign common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3], exchange-traded commodities[4] and investment company securities

•    During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high quality short-term instruments

•    The Fund may use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

4	Exchange-traded commodities are investment vehicles that track the performance of an underlying commodity index, including total return indices based on a single commodity.

20	J.P. MORGAN SPECIALTY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting debt securities

•   The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls

•    Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers

	• Most bonds will rise in value when interest rates fall • Debt securities have generally outperformed money market instruments over the long term, with less risk than stocks	• The Fund seeks to limit risk and enhance performance through active management • The adviser monitor interest rate trends

Master Limited Partnerships (MLPs)

•   Holders of MLP units have limited control and voting rights, similar to those of a limited partner

•   An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns

•    MLPs may, for tax purposes, affect the character of the gain and loss realized by the Fund and affect the holding period of the Fund’s assets

•   MLPs can offer attractive returns

•    MLPs may offer more attractive yields or potential growth than comparable equity securities

•    MLPs offer attractive potential performance and opportunities for diversification

•   The Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company

•   The Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Management choices
• The Fund could underperform its benchmark due to its securities choices and asset allocation choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Foreign currencies
• Currency exchange rate movements could reduce gains or create losses • Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks	• Favorable exchange rate movements could generate gains or reduce losses	• Except as noted earlier in this prospectus, the Fund may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”)

NOVEMBER 18, 2010	21

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risk

Exchange Traded Funds (ETFs)[1], and other investment companies

•   If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•    The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies help to manage smaller cash flows

•    Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, the Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (“1940 Act”)

•    Exemptive orders granted to various iShares funds (which are ETFs) and their investment advisers by the Securities and Exchange Commission (“SEC”) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•    Under SEC Rule 12d1-1, a fund may invest in both affiliated and unaffiliated money market funds without limit subject to a fund’s investment policies and restrictions and the conditions of the rule

Companies in the Natural Resources Sector

•   Natural resource companies are affected by numerous factors, including events occurring in nature, inflationary pressures, international politics, government actions and general economic conditions

•    There may be a disconnect in the correlation between the price movements of an asset- based security and the underlying natural resource

•    Asset-based securities are not always secured by a security interest in the underlying natural resource

•    Asset-based securities typically pay interest or dividends at below-market rates

• The scarcity of certain resources coupled with increasing demand or speculation can create attractive investment opportunities

1	Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

22	J.P. MORGAN SPECIALTY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*

•   Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

•    The Fund may have difficulty exiting a derivatives position

•    Derivatives used for risk management or to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•   Derivatives that involve leverage could magnify losses

•    Certain types of derivatives involve costs to the Fund which can reduce returns

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

•    Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•    The use of derivatives to implement short positions involves the risk that there is no cap on maximum losses and gains are limited to the price of the derivative’s underlying reference security, asset or index at the time the short position is established

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•   The Fund could make money and protect against losses if management’s analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•    The implementation of short positions may allow the Fund to generate positive returns in declining markets

•   The Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund’s exposure

•    The Fund only establishes hedges that it expects will be highly correlated with underlying positions

•    The Fund may use derivatives in an effort to produce increased income or gains

•    The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

NOVEMBER 18, 2010	23

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price it desires	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•   The Fund may not invest more than 15% of its net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•   Increased trading would raise the Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns

	• The Fund could realize gain in a short period of time • The Fund could protect against losses if a security is overvalued and its value later falls	• The Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

24	J.P. MORGAN SPECIALTY FUNDS

Financial Highlights

This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand the Fund’s performance for the Fund’s periods of operations. Because the JPMorgan Global Natural Resources Fund has not yet commenced operations as of the date of this prospectus, no financial highlights are shown.

NOVEMBER 18, 2010	25

Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the Funds whose shares are offered in this prospectus.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA) entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. JPMIA was the investment adviser to certain J.P. Morgan Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment adviser to such Funds. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. On May 20, 2010, the court granted preliminary approval of the settlement and ordered that notice be provided to certain designated shareholders. The settlement is subject to final court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

26	J.P. MORGAN SPECIALTY FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J. P. Morgan Funds Services

P. O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295

©JPMorgan Chase & Co., 2010 All rights reserved. November 2010.

PR-GNRR2R5-1110

Prospectus

J.P. Morgan International Equity Funds

Class A, Class C
& Select Class Shares

February 28, 2011, as supplemented May 2, 2011

JPMorgan Global Focus Fund

Class/Ticker: A/JGFAX; C/JGFCX; Select/JGFSX

The Securities and
Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Global Focus Fund

Class/Ticker: A/JGFAX; C/JGFCX; Select/JGFSX

What is the goal of the Fund?

The Fund seeks to provide long-term capital growth by investing in a portfolio of equity securities of companies in developed and emerging markets.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Fund — SALES
CHARGES” on page 15 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

Class A

Class C

Select Class

Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price

5.25%

NONE

NONE

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares

NONE

1.00%

NONE

(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

Class A

Class C

Select Class

Management Fees

0.80
%

0.80
%

0.80
%

Distribution (Rule 12b-1) Fees

0.25

0.75

NONE

Other Expenses

8.84

8.55

8.56

Shareholder Service Fees

0.25

0.25

0.25

Remainder of Other Expenses

8.59

8.30

8.31

Total Annual Fund Operating Expenses

9.89

10.10

9.36

Fee Waivers and Expense Reimbursements[1]

(8.44
)

(8.15
)

(8.16
)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]

1.45

1.95

1.20

1
The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses on interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.45%, 1.95% and 1.20%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service
Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

1 Year

3 Years

5 Years

10 Years

CLASS A SHARES ($)

665

2,512

4,183

7,695

CLASS C SHARES ($)

298

2,175

3,955

7,670

SELECT CLASS SHARES ($)

122

1,982

3,682

7,326

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

1 Year

3 Years

5 Years

10 Years

CLASS A SHARES ($)

665

2,512

4,183

7,695

CLASS C SHARES ($)

198

2,175

3,955

7,670

SELECT CLASS SHARES ($)

122

1,982

3,682

7,326

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 97% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund’s assets are invested primarily in equity and equity-linked securities, or instruments that have similar economic characteristics, whose prices are low in relation to what the adviser believes is the intrinsic or fair value of the securities.

FEBRUARY 28, 2011

1

JPMorgan Global Focus Fund (continued)

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to the proprietary research of the adviser, and for which the adviser believes catalysts exist that will increase valuation in the near term. The Fund may invest in securities of companies or institutions the valuation of whose securities has been negatively impacted by business, market or other operating issues and which are expected to appreciate due to the positive impact of a catalyst such as a restructuring, management change, cost cutting or a new product launch.

The Fund focuses on undervalued equity securities of:

•

out-of favor cyclical companies,

•

established companies that are undervalued compared to historical relative valuation parameters,

•

  companies where there is early but tangible evidence of improving prospects that is not yet reflected in the price of the company’s equity securities,

•

companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this market value in the form of increased equity values.

Under normal circumstances, the Fund intends to
invest, consistent with its investment strategy, at least 40% of its total assets in countries other than the United States. The Fund’s assets may be invested in issuers located in developed countries and, to a lesser extent, emerging markets.
Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, the United States and most of the countries of Western Europe; emerging markets include most other countries in the world. The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund is not constrained by capitalization or style limits and will be broadly diversified across sectors.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and foreign currencies.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser selects securities for the Fund’s portfolio, using a bottom-up approach that includes a combination of proprietary investment research and individual stock selection. Stock ideas are generated by an extensive network of global research analysts, organized by industry responsibility. In selecting securities the adviser will focus on opportunity without regard to region and sector limits. Decisions about country weightings are secondary to those about the individual stocks which make up the portfolio, which may cause the Fund to deviate substantially from its bench-

mark, the Morgan Stanley Capital International (MSCI) World Index in terms of sector and country/region weights.

The focus of this portfolio is on the identification of those companies whose stocks trade significantly below intrinsic or fair value, but where the adviser believes catalysts exist that will increase valuation in the near-term. Management is largely unrestricted by regional and sector limits, which provides the forum to construct a portfolio that focuses on the most attractive stock opportunities regardless of where a company is domiciled or its sector orientation.

The Fund will sell securities if the adviser believes the security has reached its target price, if the catalyst that was expected to increase valuation does not occur, if certain political and economic events occur, or if it believes that more attractive opportunities are available.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve
its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market
Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political

2

J.P. MORGAN INTERNATIONAL EQUITY FUNDS

and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) World Index (net of foreign withholding taxes)
and the Lipper Global Multi-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter

2nd quarter, 2009

29.87%

Worst Quarter

4th quarter, 2008

–23.73%

FEBRUARY 28, 2011

3

JPMorgan Global Focus Fund (continued)

AVERAGE ANNUAL TOTAL RETURN (For periods ended December 31, 2010)

Past 1 Year

Life of Fund Since
3/30/07[1]

CLASS A SHARES

Return Before Taxes

9.92
%

(0.72
)%

Return After Taxes on Distributions

9.74

(1.11
)

Return After Taxes on Distributions and Sale of Fund Shares

6.91

(0.76
)

CLASS C SHARES

Return Before Taxes

14.48

0.21

SELECT CLASS SHARES

Return Before Taxes

16.37

0.98

MSCI WORLD INDEX

(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding
Taxes)

11.76

(2.30
)

LIPPER GLOBAL MULTI-CAP VALUE FUNDS INDEX

(Reflects No Deduction for Taxes)

14.48

0.31

1
Subsequent to the inception of the Fund on 3/30/07 through 4/30/10, the Fund did not experience any shareholder purchase and sales activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

After-tax returns are shown only for the Class A Shares, and the after-tax return for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio
Manager

Managed the Fund
Since

Primary Title with Investment Adviser

Jeroen Huysinga

2007

Managing Director

Purchase and Sale of Fund Shares

Purchase
minimums

For Class A and Class C Shares

To establish an account

$1,000

To add to an account

$25

For Select Class Shares

To establish an account

$1,000,000

To add to an account

No minimum levels

In general, you may purchase or redeem
shares on any business day

•

Through your Financial Intermediary

•

By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•

After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make
distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund
through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

J.P. MORGAN INTERNATIONAL EQUITY FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The main investment strategies for the Fund are summarized in the Fund’s Risk/Return Summary. The Fund will invest primarily in equity securities as described in its Risk/Return Summary. These equity securities may include:

•

common stock

•

preferred stock

•

convertible securities

•

trust or partnership interests

•

warrants and rights to buy common stock

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

The main investment strategies for each Fund may also include:

•

  real estate investment trusts (REITs) which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate

•

foreign securities, which may be in the form of depositary receipts

•

  securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which a Fund may invest

•

derivatives, including futures, options, swaps and forwards

Although not main strategies, the Funds may also utilize:

•

high yield securities which are below investment grade (junk bonds) and securities in the lowest investment grade category.

•

sovereign debt

•

corporate debt

•

securities lending

•

other investment companies

•

exchange-traded funds (ETFs) which are registered investment companies whose shares are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index

•

affiliated money market funds

•

closed-end investment companies

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The

Fund may use futures contracts, options, swaps and forwards to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

The Fund may utilize these investment strategies to a greater or lesser degree.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

FUNDAMENTAL INVESTMENT OBJECTIVE

An investment objective is fundamental if it
cannot be changed without the consent of a majority of the outstanding shares of the Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding shares of the
Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objectives.

The main risks
associated with investing in the Fund are summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the
Fund” later in the prospectus and in the Statement of Additional Information.

Equity Market Risk. The price of equity securities may
rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use

FEBRUARY 28, 2011

5

More About the Fund
(continued)

of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk
(the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect of the increase or decrease in the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s
transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?

Derivatives are securities or contracts (for
example, futures and options) that derive their value from the performance of underlying assets or securities.

Convertible
Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.
Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Value Investing Risk. Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Foreign Securities and Emerging Market Risks. To the
extent a Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.
The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are
magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. As a result, the Fund is intended for investors who are able to sustain sudden, and some times substantial, fluctuations in the value of their investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

Smaller Cap Company Risk. Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

Credit Risk. The Fund’s investments are subject to the risk that an issuer or the counterparty will fail to make payments when due or default completely on securities, repurchase agreements or other investments held by the Fund. Such defaults

6

J.P. MORGAN INTERNATIONAL EQUITY FUNDS

could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

High Yield Securities Risk. The Fund may invest in debt securities that are considered to be speculative (also known as junk bonds). These investments may be issued by companies which may be highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund

could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

ETF and Investment Company Risk. A Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of a
Fund’s expenses and similar expenses of the underlying investment company when a Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares.
Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. To the extent that a Fund hedges its currency exposure into the
U.S. dollar, it may reduce the effects of currency fluctuations. A Fund may also hedge from one foreign currency to another.

In addition, the
Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Sovereign Debt Risk. Sovereign debt
securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms

FEBRUARY 28, 2011

7

More About the Fund
(continued)

required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Interest Rate Risk. The Fund’s debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of investments generally increases. Your investment will decline in value if the value of the investment decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the
Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

For more information about risks
associated with the types of investments that the Fund purchases, please read the “Risk/ Return Summary”, the “Risk and Reward Elements for the Fund” later in the prospectus and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid,
high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objectives. Therefore, the
Fund will pursue a temporary defensive position only when market conditions warrant.

8

J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple
class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P.
Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Fund and makes day-to-day investment decisions for the Fund.

JPMIM is
a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167.

During the most recent fiscal year ended 10/31/10, JPMIM was paid management fees (net of waivers) of 0.00% as a percentage of daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal year ended October 31.

The Portfolio Manager

The management team is led by Jeroen Huysinga, Managing Director, who has been with JPMIM and its affiliates since 1997.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each J.P. Morgan Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075%
of average daily net assets of such funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A Class C and
Select Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other
affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial
Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and

FEBRUARY 28, 2011

9

The Fund’s Management and Administration (continued)

educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

10

J.P. MORGAN INTERNATIONAL EQUITY FUNDS

How to Do Business with the Fund

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund
shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase & Co. (JPMorgan Chase), that have entered into agreements with JPMorgan Distribution Services, Inc. (JPMDS) as
Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•

Directly from the Fund through JPMDS.

Who can buy shares?

Class A and Class C Shares may be purchased by the general public.

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

Select Class Shares may also be purchased directly from the
Fund by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the
Internal Revenue Code) of:

•

J.P. Morgan Funds.

•

JPMorgan Chase and its subsidiaries and affiliates.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can
I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day,

Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P.
Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or Financial Intermediary after the
NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the
Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

FEBRUARY 28, 2011

11

How to Do Business with the Fund (continued)

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the
Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted
to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to
apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.
Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.
Purchases, redemptions and exchanges made on a systematic basis,

3.
Automatic reinvestments of dividends and distributions,

4.
Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.
Bona fide asset allocation programs.

Please see the
Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan
Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with
suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This
prospectus offers Class A, Class C and Select Class Shares. Class A and Class C Shares are available to the general public. Select Class Shares are available to those investors meeting the Fund’s minimum and eligibility requirements.

Each share class has different sales charges and/or expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000
or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize
the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

12

J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class
C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class C Shares

You will not pay a sales
charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class C Shares have higher Rule 12b-1 fees than Class A Shares.
Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class A Shares.

There is no maximum investment amount for Class C Shares.

Select Class Shares

Select Class Shares do not have any sales charges or Rule 12b-1 fees. You must meet the minimum investment and eligibility requirements to purchase Select Class Shares.

The Fund may issue other classes of shares that
have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C
Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

If you are
eligible to purchase Select Class Shares, they would generally be the best choice, because they offer the lowest expenses of the share classes offered in this prospectus.

You should also consider the Rule 12b-1 fees, which are lower for Class A Shares than the other share classes (except for the

Select Class Shares which have no Rule 12b-1 fees). These fees appear in the table called Annual Fund Operating Expenses.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price.

Each class of shares has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund’s investments
is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P.
Morgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the J.P. Morgan Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the
NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

FEBRUARY 28, 2011

13

How to Do Business with the Fund (continued)

How do I open an account?

Read the prospectus carefully, select the share class most appropriate for you and decide how much you want to invest.

Class A and Class C Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment. Subsequent investments must be at least $25.

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select
Class Shares of other J.P. Morgan Funds in order to meet the minimum. There are no minimum levels for subsequent purchases.

Select Class
shareholders who hold their shares as a result of the reorganization of certain J.P. Morgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum.

Officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly with the Fund and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For
accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

With respect to Select Class Shares for certain investors and Class A and Class C Shares, a lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — In
which shares can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the
Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of.

Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in
U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds
Services by check or an ACH transaction is subject to certain limitations. Please see “Redeeming Fund Shares — When can I redeem shares?”

14

J.P. MORGAN INTERNATIONAL EQUITY FUNDS

All checks must be made payable to one of the following:

•

J.P. Morgan Funds; or

•

The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund
Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be cancelled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. E.T. on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•

  Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

In
which shares can I automatically invest on a systematic basis?

You may purchase only additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100.

Officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates (“Eligible Investors”) may participate in automatic investments of Select Class Shares of the Fund from their bank account through a Systematic Investment
Plan. An Eligible Investor may choose to make an initial investment of an amount less than the required minimum of $1,000 of Select Class Shares as long as his or her initial investment is at least $100 and he or she agrees to make regular monthly investments of at least $100.

To establish a Systematic Investment Plan:

•

Select the “Systematic Investment Plan” option on the Account Application.

•

Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

FEBRUARY 28, 2011

15

How to Do Business with the Fund (continued)

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell Class A and Class C Shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The tables below shows the sales charges for Class A and Class C Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Select Class Shares have no such sales charges. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Fund’s Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class C Shares of the Fund, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the
amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as
“breakpoints.”

TOTAL SALES CHARGE FOR FUND[1]

Amount of Purchases

Sales Charge as a % of the Offering Price

Sales Charge as a % of Your Investment

Commission as a % of Offering Price

Less than $50,000

5.25

5.54

4.75

$50,000-$99,999

4.50

4.71

4.05

$100,000-$249,999

3.50

3.63

3.05

$250,000-$499,999

2.50

2.56

2.05

$500,000-$999,999

2.00

2.04

1.60

$1,000,000 or more*

NONE

NONE

**

1
The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*
There is no front-end sales charge for investments of $1 million or more in a Fund.

**
If you purchase $1 million or more of Class A Shares of the J.P. Morgan Funds and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of the Fund during the first 12 months after purchase and 0.50% of the purchase price if you redeem any or all of the Class A Shares of any Fund between
12 and 18 months after purchase. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but
(1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of gross sales of $1 million or more.
The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charges

The Fund permits you to reduce the initial sales charge
you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the J.P. Morgan Funds in which you invest (as described below) even if such J.P. Morgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all J.P. Morgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial
Intermediary or the J.P. Morgan Funds that you would like to have one or more J.P. Morgan Funds linked together for purposes of reducing the initial sales charge.

•

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a J.P. Morgan Fund held in:

1.
Your account(s);

2.
Account(s) of your spouse or domestic partner;

3.
Account(s) of children under the age of 21 who share your residential address;

4.
Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

16

J.P. MORGAN INTERNATIONAL EQUITY FUNDS

5.
Solely controlled business accounts; and

6.
Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial
Intermediary or the J.P. Morgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may verify (1) the number of shares of the J.P. Morgan Funds held in your account(s) with the J.P. Morgan Funds, (2) the number of shares of the J.P. Morgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the J.P. Morgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A Shares of one or more
J.P. Morgan Funds. You may then combine purchases of Class A Shares of one or more J.P. Morgan Funds you make over the next 13 months with any combined balances of Class A, Class B and Class C Shares held as of the date of the Letter of
Intent and pay the same sales charge on the new Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your
Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Funds or your
Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional

Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the
Fund if the shares were:

1.
Bought with the reinvestment of dividends and capital gains distributions.

2.
Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.
Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of:

•

J.P. Morgan Funds.

•

JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors, trustees, retirees and employees and their immediate family members, of J.P. Morgan Funds and JPMorgan
Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Select Class
Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Fund’s other share classes.

4.
Bought by employees of:

•

Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

•

  Washington Management Corporation and its subsidiaries and affiliates.

FEBRUARY 28, 2011

17

How to Do Business with the Fund (continued)

5.
Bought by:

•

Affiliates of JPMorgan Chase and certain accounts (other than IRA accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•

Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under
Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•

Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial
Intermediary.

•

Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

  A Financial Intermediary provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•

Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.
Bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A
Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.
Bought with proceeds from the sale of Class B Shares of a J.P. Morgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.
Bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.
Bought when one Fund invests in another J.P. Morgan Fund.

10.
Bought in connection with plans of reorganizations of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.
Purchased during a J.P. Morgan Fund’s special offering.

12.
Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

13.
Purchased in Individual Retirement Accounts (IRAs) established initially through an IRA rollover from a qualified retirement plan where J.P. Morgan Retirement Plan
Services LLC had a contractual relationship to provide recordkeeping for the plan. In order for the waiver to apply, your IRA must be established with an investment from a qualified retirement plan (not another IRA), J.P. Morgan Institutional
Investments Inc. must be the broker of record for the IRA and you must not utilize the services of another Financial Intermediary with respect to the IRA. In addition, the assets must be invested into the Fund’s IRA option with State Street
Bank & Trust Company serving as custodian.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class C Shares

Class C Shares are offered at
NAV per share, without any up front sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase

  CDSC as a % of Dollar Amount Subject to
Charge

0–1

1.00

After first year

None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Fund.

How the Class C CDSC is Calculated

The Fund assumes that all purchases made in a given month
were made on the first day of the month.

For Class C Shares, the CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer

18

J.P. MORGAN INTERNATIONAL EQUITY FUNDS

agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed
on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your
CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time, and thus have the lowest CDSC.

If you received your Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class C CDSC

No CDSC is imposed on redemptions of Class C Shares of the Fund:

1.
If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.
Redemptions made due to the death of a shareholder or made within one year of initial qualification for Social Security disability payments. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.
If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code).
With respect to a shareholder’s disability, the redemption must be made within one year of such death or disability. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.

That represent a required minimum distribution from your IRA account or other qualifying retirement plan, but only if you are at least age
70 1/2. If the shareholder maintains more than one IRA,
only the assets credited to the IRA that is

invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.
That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.
That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.
Exchanged in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.
Exchanged for Class C Shares of other J.P. Morgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read
“Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.
If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Share redemptions of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class
C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

The Fund has adopted a Distribution Plan under Rule 12b-1 for Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of these shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.
Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund attributable to Class A Shares.

FEBRUARY 28, 2011

19

How to Do Business with the Fund (continued)

2.
Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an up front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or
(2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of the Fund may be exchanged for
Class A Shares of another J.P. Morgan Fund or for another class of the same Fund. Class A Shares of the Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Limited Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for
Class C Shares of another J.P. Morgan Fund, including Class C Shares of any of the Short Term Bond Funds. Class C Shares of any other J.P. Morgan Fund may be exchanged for Class C Shares of another J.P. Morgan Fund, other than for Class C Shares of the Short Term Bond Funds.

Class C Shares of any Fund (except any of the J.P. Morgan money market funds) may also be exchanged for Select Class or Institutional Class Shares of the same Fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Select Class Shares of the Fund may be exchanged for Select Class Shares of another J.P. Morgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

For the Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•

  The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•

You have contacted your Financial Intermediary, if necessary.

•

All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an
exchange except as specified in “Sales Charges — Class A Shares” and below.

If you exchange Class C Shares of the Fund for
Class C Shares, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.
Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged except for Class C Shares of the Short Term Bond Funds. If you exchange Class C
Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchanged.

2.
The current holding period for your exchanged Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.
If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

20

J.P. MORGAN INTERNATIONAL EQUITY FUNDS

There are no sales charges applicable for Select Class Shares.

Are exchanges taxable?

Generally, an exchange
between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange
between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

You should talk to your tax advisor before
making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be
revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your
Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate
documentation and information in the proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•

You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•

  You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.
A financial institution; or

2.
Your Financial Intermediary.

Normally, your
redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by
ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you
selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

FEBRUARY 28, 2011

21

How to Do Business with the Fund (continued)

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial
Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Can
I redeem on a systematic basis?

1.
Yes, for Class A and Class C Shares only.

•

Select the “Systematic Withdrawal Plan” option on the Account Application.

•

Specify the amount you wish to receive and the frequency of the payments.

•

You may designate a person other than yourself as the payee.

•

There is no fee for this service.

2.
If you select this option, please keep in mind that:

•

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because
Class A Shares have an up-front sales charge. If you own Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class C CDSC will be deducted from those payments unless such payments are made:

•

Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•

Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

3.
The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund’s Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.
If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.
You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.
To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.
If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC, if applicable. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

22

J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The Fund may suspend your ability to redeem when:

1.
Trading on the NYSE is restricted;

2.
The NYSE is closed (other than weekend and holiday closings);

3.
Federal securities laws permit;

4.
The SEC has permitted a suspension; or

5.
An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

FEBRUARY 28, 2011

23

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally declares and distributes net investment income, if any, at least annually. The Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain.

You have three options for your distributions. You may:

•

reinvest all distributions in additional Fund shares without a sales charge;

•

  take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•

take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year of such shareholder beginning before January 1, 2013 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the
Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2013 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares of the Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive.
Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the shares.

The Fund is generally subject to
foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if the Fund invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholders to either (i)
credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

The Fund’s investment in certain debt obligations, REIT securities, derivative instruments and so called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so. The Fund’s investment in REIT securities may also result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

24

J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses.
These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for
additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which
dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will
send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Fund is
not intended for foreign shareholders. Any foreign shareholder would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND
REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if it is notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.
J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan
Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the J.P. Morgan Funds’ web-site at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.
In addition, from time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

The Fund will
disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

FEBRUARY 28, 2011

25

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS

POTENTIAL REWARDS

POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions

•   The Fund’s share price and performance will
fluctuate in response to stock and bond market movements

•   The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•
  The Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

•
   Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•
  Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•   Stocks have generally outperformed more stable
investments (such as bonds and cash equivalents) over the long term

•   Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•
  Most bonds will rise in value when interest rates fall

•   Emerging markets can offer higher returns

•   Under normal circumstances the Fund plans to
remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds

•
   In addition to the securities described in the “What are the Fund’s main investment strategies?”
section, equity securities may include U.S. and foreign common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

•
   During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high quality short-term instruments

•
  The Fund may use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also
“Derivatives”)

Management choices

• The Fund could underperform its benchmark due to its securities choices and asset allocation choices

• The Fund could outperform its benchmark due to these same choices

  •   The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Foreign currencies

  •   Currency exchange rate movements could reduce
gains or create losses       •
Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

• Favorable exchange rate movements could generate gains or reduce losses

•   Except as noted earlier in this prospectus, the Fund manages the currency exposure of its foreign investments relative to its benchmark and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”)

1
Convertible securities are bonds or preferred stock that can convert to common stock.

2
Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3
Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

26

J.P. MORGAN INTERNATIONAL EQUITY FUNDS

POTENTIAL RISKS

POTENTIAL REWARDS

POLICIES TO BALANCE RISK AND REWARD

When-issued and delayed delivery securities

  •   When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets

• The Fund can take advantage of attractive transaction opportunities

• The Fund segregates or earmarks liquid assets to offset leverage risk

Exchange Traded Funds (ETFs)[1] and other investment companies

•   If the Fund invests in shares of another
investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•
   The price movement of an ETF (whether actively or passively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies help to
manage smaller cash flows

•
  Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, the Fund’s investments in other
investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (“1940 Act”)

•
   Exemptive orders granted to various iShares funds (which are ETFs) and their investment advisers by the
Securities and Exchange Commission (“SEC”) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•
   Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1
Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

FEBRUARY 28, 2011

27

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS

POTENTIAL REWARDS

POLICIES TO BALANCE RISK AND REWARD

Derivatives*

•   Derivatives such as futures, options, swaps and
forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred

•
   The Fund may have difficulty exiting a derivatives position

•
  Derivatives used for risk management or to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities

•
  The counterparty to a derivatives contract could default

•   Derivatives that involve leverage could magnify losses

•
   Certain types of derivatives involve costs to the Fund which can reduce returns

•
  Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

•
   Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•
  Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the
Fund’s losses

•   Hedges that correlate well with underlying
positions can reduce or eliminate losses at low cost

•   The Fund could make money and protect against losses if management’s analysis proves correct

•
   Derivatives that involve leverage could generate substantial gains at low cost

•   The Fund uses derivatives for hedging and for risk
management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund’s exposure relative to its benchmark

•
  The Fund only establishes hedges that it expects will be highly correlated with underlying positions

•
   The Fund may use derivatives in an effort to produce increased income or gains

•
  The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*
The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

1
A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

28

J.P. MORGAN INTERNATIONAL EQUITY FUNDS

POTENTIAL RISKS

POTENTIAL REWARDS

POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings

  •   The Fund could have difficulty valuing these
holdings precisely       •
The Fund could be unable to sell these holdings at the time or price it desires

• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•   The Fund may not invest more than 15% of its net
assets in illiquid holdings

•
  To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•   Increased trading would raise the Fund’s
transaction costs

•
  Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns

  •   The Fund could realize gain in a short period of
time       •
The Fund could protect against losses if a security is overvalued and its value later falls

  •   The Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

FEBRUARY 28, 2011

29

Financial Highlights

The financial highlights table is intended to help you understand the
Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Per share operating performance

Investment operations

Distributions

Net asset value, beginning of period

Net investment income (loss)

Net realized and unrealized gains (losses) on investments

Total from investment operations

Net investment income

Net realized gain

Total distributions

Global Focus Fund

Class A

Year ended October 31, 2010

$
11.59

$
0.06

$
2.51

$
2.57

$
(0.11
)

$
—

$
(0.11
)

Year ended October 31, 2009

8.22

0.08

3.42

3.50

(0.13
)

—

(0.13
)

Year ended October 31, 2008

16.56

0.12

(8.07
)

(7.95
)

(0.02
)

(0.37
)

(0.39
)

March 30, 2007 (e) through October 31, 2007

15.00

0.07

1.49

1.56

—

—

—

Class C

Year ended October 31, 2010

11.55

0.01

2.48

2.49

(0.06
)

—

(0.06
)

Year ended October 31, 2009

8.17

0.04

3.41

3.45

(0.07
)

—

(0.07
)

Year ended October 31, 2008

16.51

0.06

(8.03
)

(7.97
)

—

(0.37
)

(0.37
)

March 30, 2007 (e) through October 31, 2007

15.00

0.03

1.48

1.51

—

—

—

Select Class

Year ended October 31, 2010

11.60

0.11

2.49

2.60

(0.13
)

—

(0.13
)

Year ended October 31, 2009

8.24

0.10

3.41

3.51

(0.15
)

—

(0.15
)

Year ended October 31, 2008

16.58

0.16

(8.08
)

(7.92
)

(0.05
)

(0.37
)

(0.42
)

March 30, 2007 (e) through October 31, 2007

15.00

0.10

1.48

1.58

—

—

—

(a)
Annualized for periods less than one year.

(b)
Not annualized for periods less than one year.

(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)
Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)
Commencement of operations.

30

J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Ratios/Supplemental data

Ratios to average net assets (a)

Net asset value, end of period

Total return (excludes sales charge) (b)(c)

Net assets end of period (000’s)

Net expenses (d)

Net investment income (loss)

Expenses without waivers, reimbursements and earning credits

Portfolio turnover rate (b)

$
14.05

22.26
%

$
293

1.45
%

0.57
%

9.89
%

97
%

11.59

43.34

161

1.45

0.87

10.11

119

8.22

(49.02
)

112

1.45

0.97

6.94

264

16.56

10.40

221

1.45

0.80

11.93

135

13.98

21.59

214

1.95

0.09

10.10

97

11.55

42.63

159

1.95

0.37

10.61

119

8.17

(49.26
)

112

1.95

0.47

7.44

264

16.51

10.07

220

1.95

0.30

12.43

135

14.07

22.57

2,536

1.20

0.84

9.36

97

11.60

43.67

2,030

1.20

1.12

9.86

119

8.24

(48.86
)

1,412

1.20

1.22

6.69

264

16.58

10.53

2,764

1.20

1.05

11.68

135

FEBRUARY 28, 2011

31

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates

None of the
actions described below allege that any unlawful activity took place with respect to the Funds whose shares are offered in this prospectus.

Prior
to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA) entered into agreements with the Securities and Exchange Commission
(the SEC Order) and the New York Attorney General (NYAG settlement) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. JPMIA was the investment adviser to certain J.P. Morgan Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment adviser to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan Chase (the corporate parent of BOIA), the Distributor,
One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in
Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

32

J.P. MORGAN INTERNATIONAL EQUITY FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The
SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you
buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the
Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at
http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295

  ©JPMorgan Chase & Co., 2011 All rights reserved.
February 2011.

PR-GBLFOCACS-211

Prospectus

J.P. Morgan International Equity Funds

Class R5 Shares

February 28, 2011, as supplemented May 2, 2011

JPMorgan Global Focus Fund

Ticker: JGFRX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Global Focus Fund

Class/Ticker: R5/JGFRX

What is the goal of the Fund?

The Fund seeks to provide long-term capital growth by investing in a portfolio of equity securities of companies in developed and emerging markets.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

Class R5

Management Fees

0.80
%

Distribution (Rule 12b-1) Fees

NONE

Other Expenses

8.35

Shareholder Service Fees

0.05

Remainder of Other Expenses

8.30

Total Annual Fund Operating Expenses

9.15

Fee Waivers and Expense Reimbursements[1]

(8.15
)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]

1.00

1
The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total
Annual Fund Operating Expenses of Class R5 Shares (excluding acquired fund fees and expenses, dividend expenses on interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed
1.00% of its average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

1 Year

3 Years

5 Years

10 Years

CLASS R5 SHARES ($)

102

1,927

3,604

7,223

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 97% of the average value of its portfolio.

FEBRUARY 28, 2011	1

JPMorgan Global Focus Fund (continued)

What are the Fund’s main investment strategies?

The Fund’s assets are invested primarily in equity and equity-linked securities, or instruments that have similar economic characteristics, whose prices are low in relation to what the adviser believes is the intrinsic or fair value of the securities. The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to the proprietary research of the adviser, and for which the adviser believes catalysts exist that will increase valuation in the near term. The Fund may invest in securities of companies or institutions the valuation of whose securities has been negatively impacted by business, market or other operating issues and which are expected to appreciate due to the positive impact of a catalyst such as a restructuring, management change, cost cutting or a new product launch.

The Fund focuses on undervalued equity securities of:

•	out-of favor cyclical companies,

•	established companies that are undervalued compared to historical relative valuation parameters,

•	companies where there is early but tangible evidence of improving prospects that is not yet reflected in the price of the company’s equity securities,

•

companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this market value in the form of increased equity values.

Under normal circumstances, the Fund intends to invest, consistent with its investment strategy, at least 40% of its total assets in countries other than the United States. The Fund’s assets may be invested in issuers located in developed countries and, to a lesser extent, emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, the United States and most of the countries of Western Europe; emerging markets include most other countries in the world. The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund is not constrained by capitalization or style limits and will be broadly diversified across sectors.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and foreign currencies.

The Fund may utilize currency forwards to reduce currency deviations, where practical, for the purpose of risk management. The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser selects securities for the Fund’s portfolio, using a bottom-up approach that includes a combination of proprietary investment research and individual stock selection. Stock ideas are generated by an extensive network of global research analysts, organized by industry responsibility. In selecting securities the adviser will focus on opportunity without regard to region and sector limits. Decisions about country weightings are secondary to those about the individual stocks which make up the portfolio, which may cause the Fund to deviate substantially from its benchmark, the Morgan Stanley Capital International (MSCI) World Index in terms of sector and country/region weights.

The focus of this portfolio is on the identification of those companies whose stocks trade significantly below intrinsic or fair value, but where the adviser believes catalysts exist that will increase valuation in the near-term. Management is largely unrestricted by regional and sector limits, which provides the forum to construct a portfolio that focuses on the most attractive stock opportunities regardless of where a company is domiciled or its sector orientation.

The Fund will sell securities if the adviser believes the security has reached its target price, if the catalyst that was expected to increase valuation does not occur, if certain political and economic events occur, or if it believes that more attractive opportunities are available.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Foreign Securities and Emerging Market Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) World Index (net of foreign withholding taxes) and the Lipper Global Multi-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	30.04%
Worst Quarter	4th quarter, 2008	–23.68%

FEBRUARY 28, 2011	3

JPMorgan Global Focus Fund (continued)

AVERAGE ANNUAL TOTAL RETURN (For periods ended December 31, 2010)
	Past 1 Year	Life of Fund Since 3/30/07[1]
CLASS R5 SHARES
Return Before Taxes	16.59%	1.18%
Return After Taxes on Distributions	16.37	0.70
Return After Taxes on Distributions and Sale of Fund Shares	11.32	0.81
MSCI WORLD INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	11.76	(2.30)
LIPPER GLOBAL MULTI-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	14.48	0.31

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	Subsequent to the inception of the Fund on 3/30/07 through 4/30/10, the Fund did not experience any shareholder purchase and sales activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jeroen Huysinga	2007	Managing Director

Purchase and Sale of Fund Shares

There is no minimum or maximum purchase requirements with respect to Class R5 Shares.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S

INVESTMENT STRATEGIES

The main investment strategies for the Fund are summarized in the Fund’s Risk/Return Summary. The Fund will invest primarily in equity securities as described in its Risk/Return Summary. These equity securities may include:

•	common stock

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

The main investment strategies for each Fund may also include:

•	real estate investment trusts (REITs) which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate

•	foreign securities, which may be in the form of depositary receipts

•	securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which a Fund may invest

•	derivatives, including futures, options, swaps and forwards

Although not main strategies, the Funds may also utilize:

•	high yield securities which are below investment grade (junk bonds) and securities in the lowest investment grade category.

•	sovereign debt

•	corporate debt

•	securities lending

•	other investment companies

•

exchange-traded funds (ETFs) which are registered investment companies whose shares are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index

•	affiliated money market funds

•	closed-end investment companies

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and forwards to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

The Fund may utilize these investment strategies to a greater or lesser degree.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objectives.

The main risks associated with investing in the Fund are summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use

FEBRUARY 28, 2011	5

More About the Fund (continued)

of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect of the increase or decrease in the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Value Investing Risk. Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Foreign Securities and Emerging Market Risks. To the extent a Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. As a result, the Fund is intended for investors who are able to sustain sudden, and some times substantial, fluctuations in the value of their investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

Smaller Cap Company Risk. Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

Credit Risk. The Fund’s investments are subject to the risk that an issuer or the counterparty will fail to make payments when due or default completely on securities, repurchase agreements or other investments held by the Fund. Such defaults

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

High Yield Securities Risk. The Fund may invest in debt securities that are considered to be speculative (also known as junk bonds). These investments may be issued by companies which may be highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

ETF and Investment Company Risk. A Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when a Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. To the extent that a Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. A Fund may also hedge from one foreign currency to another.

In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the

FEBRUARY 28, 2011	7

More About the Fund (continued)

economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Interest Rate Risk. The Fund’s debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of investments generally increases. Your investment will decline in value if the value of the investment decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/ Return Summary,” the “Risk and Reward Elements for the Fund” later in the prospectus and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objectives. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Fund and makes day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167.

During the most recent fiscal year ended 10/31/10, JPMIM was paid management fees (net of waivers) of 0.00% as a percentage of daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal year ended October 31.

The Portfolio Manager

The management team is led by Jeroen Huysinga, Managing Director, who has been with JPMIM and its affiliates since 1997.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each J.P. Morgan Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.05% of the average daily net assets of the Class R5 Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

FEBRUARY 28, 2011	9

How to Do Business with the Fund

PURCHASING FUND SHARES

Who can buy shares?

Class R5 Shares of the Fund may be purchased by retirement plans. Retirement plans that are eligible to purchase shares only include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans, nonqualified deferred compensation plans and 529 college savings plans. To be eligible, shares must be held through plan level or omnibus accounts held on the books of the Fund. Class R5 Shares may also be purchased by current or future JPMorgan SmartRetirement Funds and such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees.

Class R5 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans and individual 403(b) plans.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Boards. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the J.P. Morgan Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens

FEBRUARY 28, 2011	11

How to Do Business with the Fund (continued)

an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-R5)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-R5)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class R5 Shares may not be exchanged for other J.P. Morgan Funds or other classes of the Fund. If an individual plan participant would like to rollover their interest in Fund shares into an IRA, they can rollover into the Fund’s Class A Shares or into another available class in which they are eligible to invest.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or the Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order.

FEBRUARY 28, 2011	13

How to Do Business with the Fund (continued)

Can I redeem by telephone?

Yes, if you selected this option on your Account Application. Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally declares and distributes net investment income, if any, at least annually. The Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such entities. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

With respect to taxable shareholders, for federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year of such shareholder beginning before January 1, 2013 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

With respect to taxable shareholders, distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2013 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

The Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if the Fund invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholders to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

The Fund’s investment in certain debt obligations, REIT securities, derivative instruments and so called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so. The Fund’s investment in REIT securities may also result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer

FEBRUARY 28, 2011	15

Shareholder Information (continued)

losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Fund is not intended for foreign shareholders. Any foreign shareholder would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if it is notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the J.P. Morgan Funds’ web-site at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. In addition, from time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

The Fund will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions

•   The Fund’s share price and performance will fluctuate in response to stock and bond market movements

•   The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•    The Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

•    Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•    Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•   Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

•   Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•    Most bonds will rise in value when interest rates fall

•   Emerging markets can offer higher returns

•   Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds

•    In addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include U.S. and foreign common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

•    During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high quality short-term instruments

•    The Fund may use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

Management choices
• The Fund could underperform its benchmark due to its securities choices and asset allocation choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

FEBRUARY 28, 2011	17

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign currencies
• Currency exchange rate movements could reduce gains or create losses • Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks	• Favorable exchange rate movements could generate gains or reduce losses

•   Except as noted earlier in this prospectus, the Fund manages the currency exposure of its foreign investments relative to its benchmark and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”)

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risk

Exchange Traded Funds (ETFs)[1] and other investment companies

•   If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•    The price movement of an ETF (whether actively or passively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies help to manage smaller cash flows

•    Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, the Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (“1940 Act”)

•    Exemptive orders granted to various iShares funds (which are ETFs) and their investment advisers by the Securities and Exchange Commission (“SEC”) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•    Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*

•   Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred

•    The Fund may have difficulty exiting a derivatives position

•    Derivatives used for risk management or to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•   Derivatives that involve leverage could magnify losses

•    Certain types of derivatives involve costs to the Fund which can reduce returns

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

•   Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•   Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•   The Fund could make money and protect against losses if management’s analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•   The Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund’s exposure relative to its benchmark

•   The Fund only establishes hedges that it expects will be highly correlated with underlying positions

•   The Fund may use derivatives in an effort to produce increased income or gains

•    The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FEBRUARY 28, 2011	19

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price it desires	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•   The Fund may not invest more than 15% of its net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•   Increased trading would raise the Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns

	• The Fund could realize gain in a short period of time • The Fund could protect against losses if a security is overvalued and its value later falls	• The Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

This Page Intentionally Left Blank.

FEBRUARY 28, 2011	21

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Class R5
				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Focus Fund
Year Ended October 31, 2010	$11.61	$0.13	$2.49	$2.62	$(0.15)	$—	$(0.15)
Year Ended October 31, 2009	8.25	0.12	3.42	3.54	(0.18)	—	(0.18)
Year Ended October 31, 2008	16.60	0.18	(8.08)	(7.90)	(0.08)	(0.37)	(0.45)
March 30, 2007 (e) through October 31, 2007	15.00	0.11	1.49	1.60	—	—	—
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$14.08	22.75%	$100	1.00%	1.04%	9.15%	97%
11.61	44.06	82	1.00	1.32	9.65	119
8.25	(48.79)	57	1.00	1.42	6.48	264
16.60	10.67	111	1.00	1.25	11.48	135

FEBRUARY 28, 2011	23

Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the Funds whose shares are offered in this prospectus.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA) entered into agreements with the Securities and Exchange Commission (the SEC Order) and the New York Attorney General (NYAG settlement) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. JPMIA was the investment adviser to certain J.P. Morgan Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment adviser to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan Chase (the corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295

©JPMorgan Chase & Co., 2011 All rights reserved. February 2011. PR-GBLFOCR5-211

Prospectus

J.P. Morgan International Equity Funds

Class A*, Class C* & Select* Class Shares

February 28, 2011, as supplemented May 2, 2011

JPMorgan International Opportunities Plus Fund

*	This share class is not currently offered to the public.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan International Opportunities Plus Fund

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Fund — SALES CHARGES” on page 15 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	1.15%	1.15%	1.15%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	4.31	4.32	4.31
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	4.06	4.07	4.06

Total Annual Fund Operating Expenses	5.71	6.22	5.46
Fee Waivers and Expense Reimbursements[2]	(4.21)	(4.22)	(4.21)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.50	2.00	1.25

1	“Remainder of Other Expenses” are based on actual amounts for the current fiscal year.

2	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select

Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50%, 2.00% and 1.25%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	670	1,782	2,878	5,551
CLASS C SHARES ($)	303	1,469	2,704	5,662
SELECT CLASS SHARES ($)	127	1,255	2,372	5,121

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	670	1,782	2,878	5,551
CLASS C SHARES ($)	203	1,469	2,704	5,662
SELECT CLASS SHARES ($)	127	1,255	2,372	5,121

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 65% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund’s assets are invested primarily in long and short positions of equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New

FEBRUARY 28, 2011	1

JPMorgan International Opportunities Plus Fund (continued)

Zealand, Hong Kong, Singapore, the United Kingdom, and most of the countries of Western Europe; emerging markets include most other countries in the world.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, trust or partnership interests, depositary receipts, privately placed securities and warrants and rights.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add relative to both the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index as well as relative to traditional strategies that do not have the ability to take short positions. Taking short positions allows the Fund to exploit more fully insights in stocks that the Fund’s adviser expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

The Fund will primarily use swaps (including equity swaps) to establish its short equity positions. The Fund may also use swaps to establish long equity positions, without owning or taking physical custody of securities. The payments may be adjusted for transaction costs, interest payments, the amount of dividends paid on the investment or instrument or other factors.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund will invest substantially in securities denominated in foreign currencies and may seek to enhance returns and manage currency risk by utilizing currency forward contracts to manage currency exposure.

The Fund may also use exchange-traded futures for the efficient management of cash flows.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and securities selection.

The adviser selects securities for the Fund’s portfolio using its own investment process to determine which companies it believes are most likely to provide capital appreciation to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Securities in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis, the adviser develops proprietary research, primarily on companies but also on countries and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

Fundamental stock research is used to produce a ranking of companies in each industry group according to their relative value. The Fund’s adviser then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

•	catalysts that could trigger a change in a security’s price;

•	potential reward compared to potential risk; and

•	temporary mispricings caused by market overreactions.

The Fund may invest a substantial part of its assets in just one region or country.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Swap Agreement Risk. In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. The Fund may use swaps to establish both long and short positions in order to gain the desired exposure. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

Foreign Securities and Emerging Markets Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in “emerging markets.”

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past calendar year. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (net of foreign withholding taxes) and the Lipper Long/Short Equity Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the average. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	3rd quarter, 2010	18.55%
Worst Quarter	2nd quarter, 2010	-14.71%

FEBRUARY 28, 2011	3

JPMorgan International Opportunities Plus Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)
	Past 1 Year	Life of Fund Since 10/14/09
CLASS A SHARES
Return Before Taxes	4.88	3.79%
Return After Taxes on Distributions	4.36	3.36
Return After Taxes on Distributions and Sale of Fund Shares	3.64	3.13
CLASS C SHARES
Return Before Taxes	9.21	7.98
SELECT CLASS SHARES
Return Before Taxes	11.09	8.81
MSCI EAFE INDEX	7.75	9.77
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)
LIPPER LONG/SHORT EQUITY FUNDS INDEX	5.93	9.52
(Reflects No Deduction for Taxes)

After-tax returns are shown only for the Class A Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jeroen Huysinga	2009	Managing Director
Georgina Perceval Maxwell	2009	Managing Director
Gerd Woort-Menker	2009	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund

The main investment strategies for the Fund are summarized in the Fund’s Risk/Return Summary. The Fund will invest primarily in equity securities as described in its Risk/Return Summary. These equity securities may include:

•	common stock

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

•	privately placed securities

The main investment strategies for the Fund may also include:

•	foreign securities, which may be in the form of depositary receipts

•	securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which the Fund may invest

•	derivatives, including futures, forwards, options and swaps

Although not main strategies, the Fund may also utilize:

•	real estate investment trusts (REITs) which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate

•	other investment companies

•

exchange-traded funds (ETFs) which are registered investment companies whose shares are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index

•	affiliated money market funds

•	closed-end investment companies

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, forward foreign currency contracts, options and swaps to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

The Fund may utilize these investment strategies to a greater or lesser degree.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund may invest in shares of exchange-traded funds (ETFs), real estate investment trusts (REITs), affiliated money market funds and other investment companies. ETFs are registered investment companies whose shares are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.

Viewed by country and by sector, the Fund’s net weightings of equity securities will be similar to those of the MSCI EAFE Index. The Fund may underweight or overweight countries or sectors when it believes such underweighting or overweighting will benefit performance. Within each country or sector, the Fund purchases equity securities that it believes are undervalued and underweights, or sells short, equity securities that it believes are overvalued. By following this process, the Fund seeks to produce returns that exceed those of the MSCI EAFE Index. At the same time, by controlling the country and sector weightings of the Fund and allowing them to differ only moderately from the country and sector weightings of the MSCI EAFE Index, the Fund seeks to limit its volatility to that of the overall market.

The Fund intends to invest in a variety of equity securities and, ordinarily, no single equity exposure is expected to make up more than 5% of the Fund’s gross exposure and no single short equity exposure is expected to make up more than 2% of the Fund’s gross exposure, except that companies with large weights in the MSCI EAFE Index may result in positions of greater than 5% in those securities. The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions.

When the Fund makes a short sale on a security, the broker effecting the short sale typically holds the proceeds as part of

FEBRUARY 28, 2011	5

More About the Fund (continued)

the collateral securing the Fund’s obligation to cover the short position. However, the Fund may use all or a portion of the cash proceeds of short sales to purchase additional securities or for any other Fund purpose. When the Fund does this it is required to pledge replacement collateral as security to the broker. The Fund also may use securities it owns to meet any such collateral obligations.

FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for the Fund is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objectives.

The main risks associated with investing in the Fund are summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Short Selling Risk. The Fund’s strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After short selling a security, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales which could inhibit the ability of the adviser to sell securities short on behalf of the Fund.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Foreign Securities and Emerging Market Risks. To the extent the Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, a Fund does not typically use this strategy for its emerging markets currency exposure.

In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount). If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s

FEBRUARY 28, 2011	7

More About the Fund (continued)

returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/ Return Summary”, the “Risk and Reward Elements for the Fund” later in the prospectus and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments and prevent the Fund from meeting its investment objective.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objectives. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). In addition to the Fund, the Trust consists of other series representing separate investment funds (each a

“J.P. Morgan Fund”). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Fund and makes day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

During the most recent fiscal year ended 10/31/10, JPMIM was paid management fees (net of waivers) of 0.00% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund will be available in the shareholder report for the period after the first reapproval of the investment advisory agreement.

The Portfolio Managers

The portfolio management team is led by Jeroen Huysinga, Georgina Perceval Maxwell and Gerd Woort-Menker. Mr. Huysinga is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates since 1997. Ms. Maxwell is also a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates since 1997. Mr. Woort-Menker is also a Managing Director of JPMIM and has been an employee of

JPMIM or its affiliates (or one of its predecessors) since 1987. Prior to joining the team, he was head of the International Research group in London.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class C and Select Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments

FEBRUARY 28, 2011	9

The Fund’s Management and Administration (continued)

are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

How to Do Business with the Fund

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Fund through JPMDS.

Who can buy shares?

Class A and Class C Shares may be purchased by the general public.

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

Select Class Shares may also be purchased directly from the Funds by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial

Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

FEBRUARY 28, 2011	11

How to Do Business with the Fund (continued)

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems or procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,
4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements. Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A, Class C and Select Class Shares. Class A and Class C Shares are available to the general public. Select Class Shares are available to those investors meeting the class’ minimum and eligibility requirements.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Class A Shares have lower annual expenses than Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class C Shares have higher Rule 12b-1 fees than Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class A Shares.

There is no maximum investment amount for Class C Shares.

Select Class Shares

Select Class Shares do not have any sales charges or Rule 12b-1 fees. You must meet the minimum investment and eligibility requirement to purchase Select Class Shares.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the Rule 12b-1 fees which are lower for Class A Shares than other share classes (except for Select Class Shares which have no Rule 12b-1 fees). These fees appear in the table called Annual Fund Operating Expenses for the Fund.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

Each class of shares in the Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Fund’s Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Fund’s Board of Trustees, determines that the pricing service quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the share class most appropriate for you and decide how much you want to invest.

Class A and Class C Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25.

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of

FEBRUARY 28, 2011	13

How to Do Business with the Fund (continued)

Select Class Shares of other J.P. Morgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $1,000 minimum investment requirement, provided such accounts are opened directly with the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate family members, of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

With respect to Select Class shares for certain investors and Class A and Class C Shares, a lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

In which shares can I automatically invest on a systematic basis?

You may purchase additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100.

Officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates (“Eligible Investors”) may participate in automatic investments of Select Class Shares of the Fund from their bank account through a Systematic Investment Plan. An Eligible Investor may choose to make an initial investment of an amount less than the required minimum of $1,000 of Select Class Shares as long as his or her initial investment is at least $100 and he or she agrees to make regular monthly investments of at least $100.

To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell Class A and Class C Shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charges for Class A and Class C Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Select Class Shares have no such sales charges. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Fund’s Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class C Shares of the Fund, visit www.jpmorganfunds.com

FEBRUARY 28, 2011	15

How to Do Business with the Fund (continued)

and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The tables below show the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

If you buy Class A Shares of the Fund, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries:

TOTAL SALES CHARGE FOR FUND
Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price
Less than $50,000	5.25	5.54	4.75
$50,000-$99,999	4.50	4.71	4.05
$100,000-$249,999	3.50	3.63	3.05
$250,000-$499,999	2.50	2.56	2.05
$500,000-$999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1 million or more in the Fund.

**	If you purchase $1 million or more of Class A Shares of the Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of the Fund during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares of the Fund between 12 and 18 months after purchase. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of gross sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charge

The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the J.P. Morgan Funds in which you invest (as described below) even if such J.P. Morgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all J.P. Morgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the J.P. Morgan Funds that you would like to have one or more J.P. Morgan Funds linked together for purposes of reducing the initial sales charge.

•

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a J.P. Morgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may verify (1) the number of shares of the J.P. Morgan Funds held in your account(s) with the J.P. Morgan Funds, (2) the number of shares of the J.P. Morgan Funds held in your account(s) with a

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Financial Intermediary, and (3) the number of shares of the J.P. Morgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

•

Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A and Class C Shares of one or more J.P. Morgan Funds. You may then combine purchases of Class A Shares of one or more J.P. Morgan Funds you make over the next 13 months with any combined balances of Class A, Class B and Class C Shares held as of the date of the Letter of Intent and pay the same sales charge on the new Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date of the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of previously paid sales charge. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.
3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $1,000 minimum investment requirement, provided such accounts are opened directly with the Fund and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Fund’s other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions who have entered into dealer agreements with the Fund or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

•	Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

•

Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•

Certain group retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•

Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

FEBRUARY 28, 2011	17

How to Do Business with the Fund (continued)

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a J.P. Morgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another J.P. Morgan Fund.

10.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a J.P. Morgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

13.	Purchased in Individual Retirement Accounts (IRAs) established initially through an IRA rollover from a qualified retirement plan where J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan. In order for the waiver to apply, your IRA must be established with an investment from a qualified retirement plan (not another IRA), J.P. Morgan Institutional Investments Inc. must be the broker of record for the IRA and you must not utilize the services of another Financial Intermediary with respect to the IRA. In addition, the assets must be invested into the Fund’s IRA option with State Street Bank & Trust Company serving as custodian.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class C Shares

Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Fund.

How the Class C CDSC Is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class C Shares, CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class C CDSC

No sales charge is imposed on redemptions of Class C Shares of the Fund:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of the Fund each

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Made due to the death of a shareholder or made within one year of initial qualification for Social Security disability payments. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). With respect to a shareholder’s disability, the redemption must be made within one year of such disability. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.

That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class C Shares of other J.P. Morgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Shares of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

The Fund has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund attributable to Class A Shares.

2.	Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts

FEBRUARY 28, 2011	19

How to Do Business with the Fund (continued)

serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of the Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same Fund. Class A Shares of the Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, Short-Intermediate Municipal Bond Fund and Limited Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another J.P. Morgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any Fund may also be exchanged for Select Class or Institutional Class (except any of the JP. Morgan Money Market Funds) Shares of the same Fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund except Class B Shares which are no longer available for new investment.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class C Shares of the Fund for Class C Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchange.

2.	The current holding period for your exchanged Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If you own Class A, Class C or Select Class Shares, and the Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request. Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes, with respect only to Class A and Class C Shares.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

FEBRUARY 28, 2011	21

How to Do Business with the Fund (continued)

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund’s Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC, if applicable.

For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally declares and distributes net investment income, if any, at least annually. The Fund will distribute its net realized capital gains, if any, at least once a year. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

With respect to taxable shareholders, for federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year of such shareholder beginning before January 1, 2013 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund will be limited generally to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

With respect to taxable shareholders distributions of net capital gain from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital-gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2013 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares of the Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your Fund’s shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if the Fund invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. With respect to taxable shareholders, such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

The Fund’s investments in certain debt securities, REIT securities, derivative securities and so-called “passive foreign

FEBRUARY 28, 2011	23

Shareholder Information (continued)

investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. The Fund’s investment in REIT securities may also result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s investments in other investment companies could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above described and other investments to the Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed will be available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the J.P. Morgan Funds’ web-site at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Fund will disclose its 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

FEBRUARY 28, 2011	25

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

ETFs[1] and other investment companies

•   If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•    The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies help to manage smaller cash flows

•    Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, the Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•    Exemptive orders granted to various iShares funds (which are ETFs), other ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Fund’s Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•    Under SEC Rule 12d1-1, the Fund may invest in both affiliated and unaffiliated money market funds without limit subject to the Fund’s investment policies and restrictions and the conditions of the rule

Foreign currencies
• Currency exchange rate movements could reduce gains or create losses • Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks	• Favorable exchange rate movements could generate gains or reduce losses

•   The Fund actively manages the currency exposure of its foreign investments relative to its benchmark and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain emerging markets investments

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risk

1	Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions

•   The Fund’s share price and performance will fluctuate in response to stock market movements

•   The market value of convertible securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates

•   The Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

•    Investment risks tend to be higher in emerging markets. These markets also present higher liquidity and valuation risks

•    Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•   Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

•   Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•    Most bonds will rise in value when interest rates fall

•   Emerging markets can offer higher returns

•   Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds

•    In addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include U.S. and foreign common stocks, depositary convertible securities[1], preferred stocks[2], receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

•    The Fund seeks to limit risk and enhance performance through active management country allocation and diversification

•    During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high quality, short-term instruments

Management choices
• The Fund could underperform its benchmark due to its securities choices and asset allocation choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

FEBRUARY 28, 2011	27

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*

•   Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

•    The Fund may have difficulty exiting a derivatives position

•    Derivatives used for risk management or to increase the Fund’s gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•    Certain types of derivatives involve costs to the Fund which can reduce returns

•    Derivatives that involve leverage could magnify losses

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

•    Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets, and defer recognition of certain of the Fund’s losses

•    The Fund may enter into derivative instruments that have the same economic exposure as a short sale. See also “Short Selling”

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•   The Fund could make money and protect against losses if the investment analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•   The Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund’s exposure relative to its benchmark

[•While the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio]

•    The Fund only establishes hedges that it expects will be highly correlated with underlying positions

•    The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

•    The Fund may also use derivatives to increase its gain

*	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

REITs[1]

•   The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests

•    The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties

•    REITs may be more volatile and/or more illiquid than other types of equity securities

•    If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

•   The Fund can gain exposure to an additional asset class in order to further diversify its assets

•   The Fund may receive current income from its REIT investments

•    If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•   The Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

Short selling

•   Short sales may not have the intended effects and may result in losses

•    The Fund may not be able to close out a short position at a particular time or at an acceptable price

•    The Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities

•    Segregated or earmarked assets and posting collateral with respect to short sales may limit the Fund’s investment flexibility

•    Short sales involve leverage risk and credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses, and gains are limited to the price of the securities at the time of the short sale

•   The Fund could make money and protect against losses if investment analysis proves correct

•   Short selling may allow the Fund to implement insights into securities it expects to underperform

•    Short selling may allow the Fund to diversify its holdings across a larger number of securities

•    Short selling may allow the Fund to generate positive returns in declining markets

•   The Fund will not engage in short selling if the total market value of all securities sold short would exceed 50% of the Fund’s net assets

•    The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk

•    The Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

FEBRUARY 28, 2011	29

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price it desires	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•   The Fund may not invest more than 15% of net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•   Increased trading would raise the Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns

	• The Fund could realize gain in a short period of time • The Fund could protect against losses if a security is overvalued and its value later falls	• The Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

This Page Intentionally Left Blank.

FEBRUARY 28, 2011	31

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each share class for the past fiscal period. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
International Opportunities Plus Fund
Class A
Year Ended October 31, 2010	$14.15	$0.17	$1.64	$1.81	$15.96
October 14, 2009 (e) through October 31, 2009	15.00	(0.01)	(0.84)	(0.85)	14.15

Class C
Year Ended October 31, 2010	14.15	0.09	1.63	1.72	15.87
October 14, 2009 (e) through October 31, 2009	15.00	(0.01)	(0.84)	(0.85)	14.15

Select Class
Year Ended October 31, 2010	14.15	0.20	1.65	1.85	16.00
October 14, 2009 (e) through October 31, 2009	15.00	(0.01)	(0.84)	(0.85)	14.15
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

12.79%	$53	1.50%	1.14%	5.71%		65%
(5.67)	47	1.50	(1.20)	52.29	(f)	11

12.16	53	2.00	0.64	6.22		65
(5.67)	47	2.00	(1.67)	52.80	(f)	11

13.07	5,226	1.25	1.39	5.46		65
(5.67)	4,623	1.25	(0.96)	52.05	(f)	11

FEBRUARY 28, 2011	33

Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA), entered into agreements with the Securities and Exchange Commission (the SEC Order) and the New York Attorney General (NYAG settlement) in resolution of investigations into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds. JPMIA was the investment adviser to certain J.P. Morgan Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment adviser to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan Chase (the corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on this Fund, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-0102

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295

©JPMorgan Chase & Co., 2011 All rights reserved. February 2011.

PR-INTOPACS-211

Prospectus

J.P. Morgan Specialty Funds

Class A, Class C & Select Class
Shares

February 28, 2011, as supplemented May 2, 2011

JPMorgan International Realty Fund

Class/Ticker:
A/JIRAX; C/JIRCX; Select/JIRSX

The
Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan International Realty Fund

Class/Ticker: A/JIRAX; C/JIRCX; Select/JIRSX

What is the goal of the Fund?

The Fund will seek long-term capital growth.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Fund — SALES
CHARGES” on page 14 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your
investment)

Class A

Class C

Select Class

Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price

5.25%

NONE

NONE

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares

NONE

1.00%

NONE

(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

Class A

Class C

Select Class

Management Fees

0.90
%

0.90
%

0.90
%

Distribution (Rule 12b-1) Fees

0.25

0.75

NONE

Other Expenses

1.02

1.02

1.02

Shareholder Service Fees

0.25

0.25

0.25

  Remainder of Other
Expenses

0.77

0.77

0.77

  Total Annual Fund Operating
Expenses

2.17

2.67

1.92

Fee Waivers and Expense Reimbursements[1]

(0.77
)

(0.77
)

(0.77
)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]

1.40

1.90

1.15

1
The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.40%, 1.90% and 1.15%, respectively of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

1 Year

3 Years

5 Years

10 Years

CLASS A SHARES ($)

660

1,098

1,562

2,840

CLASS C SHARES ($)

293

756

1,346

2,946

SELECT CLASS SHARES ($)

117

528

965

2,181

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

1 Year

3 Years

5 Years

10 Years

CLASS A SHARES ($)

660

1,098

1,562

2,840

CLASS C SHARES ($)

193

756

1,346

2,946

SELECT CLASS SHARES ($)

117

528

965

2,181

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in equity securities of real estate investment trusts (REITs), including REITs with relatively small market capitalizations, and other real estate companies.

FEBRUARY 28, 2011

1

JPMorgan International Realty Fund (continued)

“Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of
U.S. companies. The Fund’s assets may be invested in issuers in emerging markets.

A real estate company is a company that derives at least
50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate (or that has at least 50% of its assets invested in such real estate). Real estate companies include REITs. A
REIT is a pooled investment vehicle that generally invests in income-producing real estate or real estate-related loans or interests. REITs are classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The Fund does not invest in real estate directly.

The Fund concentrates its investments in the real estate sector. This means that, under normal circumstances, the Fund will invest at least 25% of its assets in the real estate sector.

Equity securities in which the Fund invests are common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. No more than 20% of the Fund’s assets will be invested in debt securities denominated in a currency other than the U.S. dollar or issued by a foreign government or international organization, such as the World Bank. The Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The
Fund may use currency forwards to manage currency exposure of its foreign investments relative to its benchmark.

Investment Process: The
Fund’s adviser manages the Fund utilizing a disciplined investment process that focuses on superior stock selection rather than sector or theme bets. JPMIM’s portfolio management team continuously screens the target universe of investments, selecting companies that exhibit superior financial strength, operating returns and attractive growth prospects in JPMIM’s opinion.

The Fund’s adviser takes an in-depth look at each company’s ability to generate earnings over a long-term business cycle, rather than focusing solely on near-term expectations. These research efforts allow the portfolio management team to

determine the company’s normalized earnings and growth potential, from which they evaluate whether the company’s current price fully reflects its long-term value.

The Fund’s adviser will seek to select securities of issuers from countries other than the United States. The adviser may change its allocation among countries at any time. The Fund will sell securities if the adviser believes the issuer of such securities no longer meets the criteria above, or if the adviser believes that more attractive opportunities are available.

The Fund is non-diversified.

The Fund’s Main
Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market
Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Industry Focus Risk. The Fund concentrates its investments in a single industry or group of industries in the real estate sector. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the real estate

2

J.P. MORGAN SPECIALTY FUNDS

sector of the economy or individual industries within the real estate sector.

Foreign
Securities and Emerging Markets Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets”.

Smaller Cap Company Risk. Investments in securities of small companies may be riskier, more volatile and vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section
provides some indication of the risks of investing in the Fund. The bar chart shows how performance of the Fund’s Select Class Shares has varied from year to year over the past four calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, Far East) Index, the FTSE
EPRA/NAREIT Developed ex US Net of Tax US Tax Stance, the GPR 250 Global (ex United States) Net Index (each of which is net of foreign withholding taxes) and the Lipper International Real Estate Funds Average, an average based on the total returns of all funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper average includes the expenses of the mutual funds included in the average. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter

2nd quarter, 2009

30.82%

Worst Quarter

4th quarter, 2008

–25.94%

FEBRUARY 28, 2011

3

JPMorgan International Realty Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)

Past 1 Year

Life of Fund (since 11/30/06)

SELECT CLASS SHARES

Return Before Taxes

15.70
%

(4.45
)%

Return After Taxes on Distributions

13.00

(6.03
)

Return After Taxes on Distributions and Sale of Fund Shares

10.73

(4.47
)

CLASS A SHARES

Return Before Taxes

9.42

(5.93
)

CLASS C SHARES

Return Before Taxes

13.95

(5.14
)

MSCI EAFE INDEX

  (Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)

7.75

(1.97
)

FTSE EPRA/NAREIT DEVELOPED ex US NET OF TAX US TAX STANCE

  (Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees or Expenses, Except Foreign Withholding Taxes)

16.01

(3.92
)

GPR 250 GLOBAL ex.-US NET INDEX

  (Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)

19.09

(4.50
)

LIPPER INTERNATIONAL REAL ESTATE FUNDS AVERAGE

(Reflects No Deduction for Taxes)

14.25

(4.91
)

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio
Manager

Managed
Fund Since

Primary Title with Investment Adviser

Kay Herr

2006

Managing Director

Purchase and Sale of Fund Shares

Purchase
minimums

For Class A and Class C Shares

To establish an account

$1,000

To add to an account

$25

For Select Class Shares

To establish an account

$1,000,000

To add to an account

No minimum levels

In general, you may purchase or redeem
shares on any business day

•

Through your Financial Intermediary

•

By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•

After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make
distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund
through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

J.P. MORGAN SPECIALTY FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The main investment strategies for the Fund are summarized in the Fund’s Risk/Return Summary. These equity securities may include:

•

REITs which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate

•

common stock

•

preferred stock

•

convertible securities

•

foreign securities, often in the form of depositary receipts

•

warrants and rights to buy common stock.

The investment strategies for the Fund may also include:

•

  under normal circumstances, up to 20% of the Fund’s assets in high-quality money market instruments and repurchase agreements

•

derivatives, including futures, forwards, options and swaps

•

other investment companies

•

exchange-traded funds (ETFs), which are registered investment companies whose shares are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries.
Actively managed ETFs do not seek to track the performance of a particular market index.

•

affiliated money market funds

•

closed-end investment companies where capital markets are less developed or not easy to access

•

  securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which the Fund may invest

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, forwards and swaps to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE

An investment objective is fundamental if it
cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for the Fund is not fundamental and may be changed without the consent of a majority of the outstanding shares of the
Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objectives.

The main risks
associated with investing in the Fund is summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the
Fund” later in the prospectus and in the Statement of Additional Information.

Equity Market Risk. The price of equity securities may
rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will

FEBRUARY 28, 2011

5

More About the Fund
(continued)

depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Foreign Securities and Emerging Market Risks. To the extent the Fund invests in foreign securities, including depositary receipts, these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries, and you should be able to sustain sudden and sometimes substantial fluctuations in the value of your investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

Smaller Cap Company Risk. Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially

over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?

Derivatives are securities or contracts (for
example, futures and options) that derive their value from the performance of underlying assets or securities.

ETF and Investment
Company Risk. The Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net

6

J.P. MORGAN SPECIALTY FUNDS

asset value (also known as a discount). If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Although U.S. government securities issued directly by the U.S. government are guaranteed by the
U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To
the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Sovereign Debt Risk. Sovereign debt
securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/ Return Summary” and the “Risk and Reward Elements for the Fund”
later in the prospectus and the Statement of Additional Information.

TEMPORARY DEFENSIVE PURPOSES

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid,
high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. Therefore, the
Fund will pursue a temporary defensive position only when market conditions warrant.

FEBRUARY 28, 2011

7

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by
Trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple
class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the
Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P.
Morgan Investment Management, Inc. (JPMIM) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan
Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

During the most recent fiscal year ended 10/31/10,
the adviser was paid management fees (net of waivers) of 0.23% as a percentage of average daily net assets.

A discussion of the basis the Board
of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal year ended October 31.

The Portfolio Manager

Kay Herr, a Managing Director of JPMIM, is responsible for the portfolio management of the Fund. An employee since 1999, Ms. Herr covers the real estate sector. Previously, Ms. Herr covered consumer stable and cyclical sectors in the U.S. Fixed Income Credit Research Group. Prior to joining the firm, she was a credit research analyst with Prudential Securities in its municipal bond research department. She holds a B.A. in economics from the University of Virginia and an M.B.A. with distinction from New York University Stern School of Business. She is also a CFA charterholder.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

The
Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The
Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan
Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class C and Select Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial
Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial

8

J.P. MORGAN SPECIALTY FUNDS

Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders.

JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

FEBRUARY 28, 2011

9

How to Do Business with the Fund

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund
shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•

Directly from the Funds through JPMDS.

Who can buy shares?

Class A and Class C Shares may be purchased by the general public.

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

Select Class Shares may also be purchased directly from the
Fund by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the
Internal Revenue Code) of:

•

J.P. Morgan Funds.

•

JPMorgan Chase and its subsidiaries and affiliates.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can
I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial

Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders
accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH)
transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial
Intermediary regarding purchases, exchanges and redemptions. See “How do I open an account?” for more details.

On occasion, the NYSE
will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds.
For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their
non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

10

J.P. MORGAN SPECIALTY FUNDS

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the
Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted
to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to
apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.
Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.
Purchases, redemptions and exchanges made on a systematic basis,

3.
Automatic reinvestments of dividends and distributions,

4.
Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.
Bona fide asset allocation programs.

Please see the
Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan
Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with
suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This
prospectus offers Class A, Class C and Select Class Shares. Class A and Class C Shares are available to the general public. Select Class Shares are available to those investors meeting the Fund’s minimum and eligibility requirements.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000
or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize
the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales
charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

FEBRUARY 28, 2011

11

How to Do Business with the Fund (continued)

Class A Shares have lower annual expenses than Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class C Shares have higher Rule 12b-1 fees than Class A Shares. That means you keep paying the higher Rule
12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class A Shares.

There is no maximum investment amount for Class C Shares.

Select Class Shares

Select Class Shares do not have any sales charges or Rule 12b-1 fees. You must meet the minimum investment and eligibility requirements to purchase Select Class Shares.

The Fund may issue other classes of shares that
have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C
Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

If you are
eligible to purchase Select Class Shares, they would generally be the best choice because they offer the lowest expenses of the share classes offered in this prospectus.

You should also consider the Rule 12b-1 fees which are lower for Class A Shares than other share classes (except for Select Class Shares which have no Rule 12b-1 fees). These fees appear in the table called “Annual Fund Operating Expenses.”

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price.

Each class of shares has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class
(minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund’s investments is determined
primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan
Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for
North American, Central American, South American and Caribbean equity securities, held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board of Trustees, determines that the pricing service quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the share class most appropriate for you and decide how much you want to invest.

Class A and Class C Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment. A Financial
Intermediary may impose different investment minimums. Subsequent investments must be at least $25.

12

J.P. MORGAN SPECIALTY FUNDS

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum. A
Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Officers, directors,
trustees, retirees and employees, and their immediate family members, (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of
J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Funds and not through a
Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Minimums for
initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is
the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

With respect to Select Class Shares for
certain investors and Class A and Class C Shares, a lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — In which shares can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial
institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All
checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through
J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares —When can I redeem shares?”

All checks must be made payable to one of the following:

•

J.P. Morgan Funds; or

•

The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

FEBRUARY 28, 2011

13

How to Do Business with the Fund (continued)

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund
Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•

  Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH,
JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

In
which shares can I automatically invest on a systematic basis?

You may purchase only additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least
$100 and you agree to make regular monthly investments of at least $100.

Officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates (“Eligible Investors”) may participate in automatic investments of Select Class Shares of the Fund from their bank account through a
Systematic Investment Plan. An Eligible Investor may choose to make an initial investment of an amount less than the required minimum of $1,000 of Select Class Shares as long as his or her initial investment is at least $100 and he or she agrees to make regular monthly investments of at least $100.

To establish a Systematic Investment Plan:

•

Select the “Systematic Investment Plan” option on the Account Application.

•

Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell Class A and Class C Shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The
following tables show the sales charges for Class A and Class C Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Select Class

14

J.P. MORGAN SPECIALTY FUNDS

Shares have no such sales charges. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Fund’s Management and
Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on
Class A and Class C Shares of the Fund, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public
offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial
Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial
Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

TOTAL SALES CHARGE FOR FUND

Amount of Purchases

Sales Charge as a % of Offering Price

Sales Charge as a % of Your Investment[1]

Commission as a % of Offering Price

Less than $50,000

5.25

5.54

4.75

$50,000–$99,999

4.50

4.71

4.05

$100,000–$249,999

3.50

3.63

3.05

$250,000–$499,999

2.50

2.56

2.05

$500,000–$999,999

2.00

2.04

1.60

$1,000,000 or more*

NONE

NONE

**

1
The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*
There is no front-end sales charge for investments of $1 million or more in the Fund.

**
If you purchase $1 million or more of Class A Shares of the Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of
1.00% of the purchase price if you redeem any or all of the Class A Shares of the Fund during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares of the Fund between 12 and 18 months after purchase. These charges apply to all your purchases, except for those purchases prior to 11/1/09, when the Distributor received notice before you invested that your

Financial Intermediary was waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of gross sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charge

The
Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the J.P. Morgan Funds in which you invest (as described below) even if such J.P. Morgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all J.P. Morgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the J.P. Morgan Funds that you would like to have one or more J.P. Morgan Funds linked together for purposes of reducing the initial sales charge.

•

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Shares holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a J.P. Morgan Fund held in:

1.
Your account(s);

2.
Account(s) of your spouse or domestic partner;

3.
Account(s) of children under the age of 21 who share your residential address;

4.
Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.
Solely controlled business accounts; and

6.
Single-participant retirement plans of any of the individuals in items (1) through (3) above.

FEBRUARY 28, 2011

15

How to Do Business with the Fund (continued)

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing
Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may verify (1) the number of shares of the J.P. Morgan Funds held in your account(s) with the J.P. Morgan Funds, (2) the number of shares of the J.P. Morgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the J.P. Morgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

•

Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A and Class C Shares of one or more J.P. Morgan Funds. You may then combine purchases of Class A Shares of one or more J.P. Morgan Funds you make over the next 13 months with any combined balances of
Class A, Class B and Class C Shares held as of the date of the Letter of Intent and pay the same sales charge on the new Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of
Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the
Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.
Bought with the reinvestment of dividends and capital gains distributions.

2.
Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.
Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•

J.P. Morgan Funds.

•

JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds and JPMorgan
Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly with the Fund and not through a Financial Intermediary. Select Class
Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Fund’s other share classes.

4.
Bought by employees of:

•

Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

•

  Washington Management Corporation and its susidiaries and affiliates.

16

J.P. MORGAN SPECIALTY FUNDS

5.
Bought by:

•

Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•

Certain group retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under
Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•

Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial
Intermediary.

•

Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

  A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•

Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.
Bought with proceeds from the sale of Select Class Shares of a J. P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A
Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.
Bought with proceeds from the sale of Class B Shares of a J. P. Morgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.
Bought with proceeds from the sale of Class A Shares of a J. P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution.
Appropriate documentation may be required.

9.
Bought when one Fund invests in another J.P. Morgan Fund.

10.	Bought in connection with plans of reorganization of a J. P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a J.P. Morgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

13.	Purchased in Individual Retirement Accounts (IRAs) established initially through an IRA rollover from a qualified retirement plan where J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide record-keeping for the plan. In order for the waiver to apply, your IRA must be established with an investment from a qualified retirement plan (not another IRA), J.P. Morgan Institutional Investments Inc. must be the broker of record for the IRA and you must not utilize the services of another Financial Intermediary with respect to the IRA. In addition, the assets must be invested into the Fund’s IRA option with State Street Bank & Trust Company serving as custodian.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class C Shares

Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Fund.

How the Class C CDSC is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class C Shares, the CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer

FEBRUARY 28, 2011	17

How to Do Business with the Fund (continued)

agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class C CDSC

No CDSC is imposed on redemptions of Class C Shares of the Fund:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Made due to the death of a shareholder or made within one year of initial qualification for Social Security disability payments. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). With respect to a shareholder’s disability, the redemption must be made within one year of such disability. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.

That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the J.P. Morgan Funds are consid-

ered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class C Shares of other J.P. Morgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Shares of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

The Fund has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

18	J.P. MORGAN SPECIALTY FUNDS

2.	Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of the Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same Fund. Class A Shares of the Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Limited Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another J.P. Morgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other J.P. Morgan Fund may be exchanged for Class C Shares of another J.P. Morgan Fund, other than for Class C Shares of the Short Term Bond Funds.

Class C Shares of any Fund (except any of the J.P. Morgan money market funds) may also be exchanged for Select Class or Institutional Class Shares of the same Fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Select Class Shares of the Fund may be exchanged for Select Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class C Shares of the Fund for Class C Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchanged.

2.	The current holding period for your exchanged Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

FEBRUARY 28, 2011	19

How to Do Business with the Fund (continued)

There are no sales charges applicable for Select Class Shares.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund generally is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

20	J.P. MORGAN SPECIALTY FUNDS

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Can I redeem on a systematic basis?

1. Yes, with respect only to Class A and Class C Shares

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/2 of 10% of your then-current balance in the Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund’s Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC, if applicable. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

FEBRUARY 28, 2011	21

How to Do Business with the Fund (continued)

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

22	J.P. MORGAN SPECIALTY FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally declares and distributes net investment income, if any, at least annually. The Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year of such shareholder beginning before January 1, 2013 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2013 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares of the Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, a Fund that invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

The Fund’s investments in certain debt obligations, REIT securities, derivative instruments, and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold including when it is not advantageous to do so. The Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of

FEBRUARY 28, 2011	23

Shareholder Information (continued)

the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. In addition, from time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

The Fund will disclose its 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

24	J.P. MORGAN SPECIALTY FUNDS

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions

•   The Fund’s share price and performance will fluctuate in response to stock and bond market movements

•   The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•    The Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

•    Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•    Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•    The Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

•   Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

•   Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•    Most bonds will rise in value when interest rates fall

•   Emerging markets can offer higher returns

•   Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds

•    In addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include U.S. and foreign common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

•    The Fund seeks to limit risk and enhance performance through active management, country allocation and diversification

•    During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high quality short-term instruments

•    The Fund may use forward foreign currency contracts for risk management purposes and/or to increase gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

Management choices
• The Fund could underperform its benchmark due to its securities and asset allocation choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Foreign currencies
• Currency exchange rate movements could reduce gains or create losses • Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks	• Favorable exchange rate movements could generate gains or reduce losses

•   The Fund may manage the currency exposure of its foreign investments relative to its benchmark and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”)

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

FEBRUARY 28, 2011	25

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives[1]

•   Derivatives such as futures, options, swaps and forward foreign currency contracts[2] and that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

•    The Fund may have difficulty exiting a derivatives provision

•   Derivatives used for risk management or to increase the Fund’s gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•   Derivatives that involve leverage could magnify losses

•    Certain types of derivatives involve costs to the Fund which can reduce returns

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility

•    Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•   The Fund could make money and protect against its losses if the investment analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•   The Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities markets or currencies); risk management may include management of the Fund’s exposure relative to its benchmark

•    The Fund only establishes hedges that it expects will be highly correlated with underlying positions

•    While the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio

•    The Fund may also use derivatives to increase its gain

•   The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

1	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because it has claimed an exclusion from such definition.

2	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

26	J.P. MORGAN SPECIALTY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds (ETFs)[1] and other investment companies

•   If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•    The price movement of an ETF (whether actively or passively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies help to manage smaller cash flows

•    Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, the Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•    Exemptive orders granted to various iShares funds (which are ETFs) and their investment adviser by the Securities and Exchange Commission (SEC) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•    Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risk

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•   The Fund may not invest more than 15% of its net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

1	Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

FEBRUARY 28, 2011	27

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Real Estate Investment Trusts (REITs)[1]

•   The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests

•    The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties

•    REITs may be more volatile and/or more illiquid than other types of equity securities

•    If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

•   The Fund can gain exposure to an additional asset class in order to further diversify its assets

•   The Fund may receive current income from its REIT investments

•    If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•   The Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

28	J.P. MORGAN SPECIALTY FUNDS

This Page Intentionally Left Blank.

FEBRUARY 28, 2011	29

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Realty Fund
Class A
Year Ended October 31, 2010	$9.72	$0.34	(e)	$1.23	$1.57	$(0.89)	$—	(f)
Year Ended October 31, 2009	8.00	0.26	(e)	1.46	1.72	— (f)	—	(f)
Year Ended October 31, 2008	17.12	0.24	(e)	(8.50)	(8.26)	(0.86)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.23	(e)	1.92	2.15	(0.04)	0.01

Class C
Year Ended October 31, 2010	9.62	0.27	(e)	1.23	1.50	(0.89)	—	(f)
Year Ended October 31, 2009	7.95	0.21	(e)	1.46	1.67	— (f)	—	(f)
Year Ended October 31, 2008	17.04	0.19	(e)	(8.47)	(8.28)	(0.81)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.16	(e)	1.90	2.06	(0.03)	0.01

Select Class
Year Ended October 31, 2010	9.73	0.34	(e)	1.26	1.60	(0.90)	—	(f)
Year Ended October 31, 2009	8.01	0.29	(e)	1.46	1.75	(0.03)	—	(f)
Year Ended October 31, 2008	17.16	0.28	(e)	(8.54)	(8.26)	(0.89)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.27	(e)	1.92	2.19	(0.04)	0.01
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.01%.
(h)	Commencement of offering of class of shares.

30	J.P. MORGAN SPECIALTY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.40	17.90%	$16,029	1.40%		3.76%	2.17%	75%
9.72	21.55	5,539	1.40		3.35	2.35	129
8.00	(50.32)	4,012	1.41	(g)	1.90	2.43	108

17.12	14.44	9,333	1.40		1.52	3.80	175

10.23	17.20	1,443	1.90		3.01	2.67	75
9.62	21.05	931	1.90		2.77	2.85	129
7.95	(50.55)	5,022	1.91	(g)	1.50	2.85	108

17.04	13.85	12,223	1.90		1.08	4.19	175

10.43	18.16	9,520	1.15		3.68	1.92	75
9.73	21.99	8,592	1.15		3.73	2.13	129
8.01	(50.25)	5,818	1.16	(g)	2.27	2.10	108

17.16	14.73	8,619	1.15		1.78	4.71	175

FEBRUARY 28, 2011	31

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They’ll charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC Washington, DC 20549-1520 1-202-551-8090 E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. 811-21295

©JPMorgan Chase & Co., 2011 All rights reserved. February 2011. PR-INTRACS-211

Prospectus

J.P. Morgan Specialty Funds

Class R5 Shares

February 28, 2011, as supplemented May 2, 2011

JPMorgan International Realty Fund

Ticker: JILRX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan International Realty Fund

Class/Ticker: R5/JILRX

What is the goal of the Fund?

The Fund will seek long-term capital growth.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R5
Management Fees	0.90%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.82
Shareholder Service Fees	0.05
Remainder of Other Expenses	0.77

Total Annual Fund Operating Expenses	1.72
Fee Waivers and Expense
Reimbursements[1]	(0.77)

Total Annual Fund Operating Expenses
After Fee Waivers and Expense
Reimbursements[1]	0.95

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.95% of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and reimbursements shown in the fee table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	97	467	861	1,966

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

FEBRUARY 28, 2011	1

JPMorgan International Realty Fund (continued)

What are the Fund’s main investment strategies?

Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in equity securities of real estate investment trusts (REITs), including REITs with relatively small market capitalizations, and other real estate companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. The Fund’s assets may be invested in issuers in emerging markets.

A real estate company is a company that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate (or that has at least 50% of its assets invested in such real estate). Real estate companies include REITs. A REIT is a pooled investment vehicle that generally invests in income-producing real estate or real estate-related loans or interests. REITs are classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The Fund does not invest in real estate directly.

The Fund concentrates its investments in the real estate sector. This means that, under normal circumstances, the Fund will invest at least 25% of its assets in the real estate sector.

Equity securities in which the Fund invests are common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. No more than 20% of the Fund’s assets will be invested in debt securities denominated in a currency other than the U.S. dollar or issued by a foreign government or international organization, such as the World Bank. The Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may use currency forwards to manage currency exposure of its foreign investments relative to its benchmark.

Investment Process: The Fund’s adviser manages the Fund utilizing a disciplined investment process that focuses on superior stock selection rather than sector or theme bets. JPMIM’s portfolio management team continuously screens the target universe of investments, selecting companies that exhibit superior financial strength, operating returns and attractive growth prospects in JPMIM’s opinion.

The Fund’s adviser takes an in-depth look at each company’s ability to generate earnings over a long-term business cycle, rather than focusing solely on near-term expectations. These research efforts allow the portfolio management team to determine the company’s normalized earnings and growth potential, from which they evaluate whether the company’s current price fully reflects its long-term value.

The Fund’s adviser will seek to select securities of issuers from countries other than the United States. The adviser may change its allocation among countries at any time. The Fund will sell securities if the adviser believes the issuer of such securities no longer meets the criteria above, or if the adviser believes that more attractive opportunities are available.

The Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Industry Focus Risk. The Fund concentrates its investments in a single industry or group of industries in the real estate sector.

2	J.P. MORGAN SPECIALTY FUNDS

This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the real estate sector of the economy or individual industries within the real estate sector.

Foreign Securities and Emerging Markets Risks. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets”.

Smaller Cap Company Risk. Investments in securities of small companies may be riskier, more volatile and vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how performance of the Fund’s Class R5 Shares has varied from year to year over the past four calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. The table compares that performance to the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, Far East) Index, the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance, the GPR 250 Global (ex United States) Net Index (each of which is net of foreign withholding taxes) and the Lipper International Real Estate Funds Average, an average based on the total returns of all funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper average includes the expenses of the mutual funds included in the average. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	31.14%
Worst Quarter	4th quarter, 2008	–25.98%

FEBRUARY 28, 2011	3

JPMorgan International Realty Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)
	Past 1 Year	Life of Fund (since 11/30/06)
CLASS R5 SHARES
Return Before Taxes	15.87%	(4.24)%
Return After Taxes on Distributions	13.11	(5.87)
Return After Taxes on Distributions and Sale of Fund Shares	10.85	(4.32)
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	7.75	(1.97)
FTSE EPRA/NAREIT DEVELOPED ex US NET OF TAX US TAX STANCE
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees or Expenses, Except Foreign Withholding Taxes)	16.01	(3.92)
GPR 250 GLOBAL ex.-US NET INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	19.09	(4.50)
LIPPER INTERNATIONAL REAL ESTATE FUNDS AVERAGE
(Reflects No Deduction for Taxes)	14.25	(4.91)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Kay Herr	2006	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R5 Shares.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	J.P. MORGAN SPECIALTY FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The main investment strategies for the Fund are summarized in the Fund’s Risk/Return Summary. These equity securities may include:

•	REITs which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate

•	common stock

•	preferred stock

•	convertible securities

•	foreign securities, often in the form of depositary receipts

•	warrants and rights to buy common stock.

The investment strategies for the Fund may also include:

•	under normal circumstances, up to 20% of the Fund’s assets in high-quality money market instruments and repurchase agreements

•	derivatives, including futures, forwards, options and swaps

•	other investment companies

•

exchange-traded funds (ETFs), which are registered investment companies whose shares are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

•	affiliated money market funds

•	closed-end investment companies where capital markets are less developed or not easy to access

•	securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which the Fund may invest

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, forwards and swaps to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for the Fund is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objectives.

The main risks associated with investing in the Fund is summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will

FEBRUARY 28, 2011	5

More About the Fund (continued)

depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Foreign Securities and Emerging Market Risks. To the extent the Fund invests in foreign securities, including depositary receipts, these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries, and you should be able to sustain sudden and sometimes substantial fluctuations in the value of your investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

Smaller Cap Company Risk. Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount). If the Fund invests in

6	J.P. MORGAN SPECIALTY FUNDS

closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

Depositary Receipt Risk. The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/Return Summary” and the “Risk and Reward Elements for the Fund” later in the prospectus and the Statement of Additional Information.

TEMPORARY DEFENSIVE PURPOSES

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

FEBRUARY 28, 2011	7

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management, Inc. (JPMIM) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

During the most recent fiscal year ended 10/31/10, the adviser was paid management fees (net of waivers) of 0.23% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal year ended October 31.

The Portfolio Manager

Kay Herr, a Managing Director of JPMIM, is responsible for the portfolio management of the Fund. An employee since 1999, Ms. Herr covers the real estate sector. Previously, Ms. Herr covered consumer stable and cyclical sectors in the U.S. Fixed Income Credit Research Group. Prior to joining the firm, she was a credit research analyst with Prudential Securities in its municipal bond research department. She holds a B.A. in economics from the University of Virginia and an M.B.A. with distinction from New York University Stern School of Business. She is also a CFA charterholder.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.05% of the average daily net assets of the Class R5 Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a

8	J.P. MORGAN SPECIALTY FUNDS

sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

FEBRUARY 28, 2011	9

How to Do Business with the Fund

PURCHASING FUND SHARES

Who can buy shares?

Class R5 Shares may be purchased by retirement plans. Retirement plans that are eligible to purchase shares only include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans, non-qualified deferred compensation plans and 529 college savings plans. To be eligible, shares must be held through plan level or omnibus accounts held on the books of the Fund. Class R5 Shares may also be purchased by current or future JPMorgan Smart-Retirement Funds and such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees.

Class R5 Shares generally are not available to nonretirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans and individual 403(b) plans.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of

10	J.P. MORGAN SPECIALTY FUNDS

Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board of Trustees, determines that the pricing service quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully. The Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes.

FEBRUARY 28, 2011	11

How to Do Business with the Fund (continued)

Decide how much you want to invest.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-R5/R2)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-R5/R2)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

12	J.P. MORGAN SPECIALTY FUNDS

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class R5 Shares may not be exchanged for other J.P. Morgan Funds or other classes of the Fund. If an individual plan participant would like to rollover their interest in Fund shares into an IRA, they can rollover into the Fund’s Class A Shares or into another available class in which they are eligible to invest.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

FEBRUARY 28, 2011	13

How to Do Business with the Fund (continued)

What will my shares be worth?

If a Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

14	J.P. MORGAN SPECIALTY FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally declares and distributes net investment income, if any, at least annually. The Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Distributions by the Fund to retirement plans and other entities that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such entities. You should consult your tax advisor to determine the suitability of the Funds as an investment and the tax treatment of distributions.

With respect to taxable shareholders, for federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year of such shareholder beginning before January 1, 2013 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

With respect to taxable shareholders, distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2013 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

With respect to taxable shareholders, if you buy shares of the Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, a Fund that invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

The Fund’s investment in certain debt obligations, REIT securities, derivative instruments, and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold including when

FEBRUARY 28, 2011	15

Shareholder Information (continued)

it is not advantageous to do so. The Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P.  Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the J.P. Morgan Funds’ web-site at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. In addition, from time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

The Fund will disclose its 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

16	J.P. MORGAN SPECIALTY FUNDS

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the

Fund’s portfolio holdings is available in the Statement of Additional Information.

FEBRUARY 28, 2011	17

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions

•   The Fund’s share price and performance will fluctuate in response to stock and bond market movements

•   The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•    The Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

•    Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•    Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•    The Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

•   Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

•   Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•    Most bonds will rise in value when interest rates fall

•   Emerging markets can offer higher returns

•   Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds

•    In addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include U.S. and foreign common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

•    The Fund seeks to limit risk and enhance performance through active management, country allocation and diversification

•    During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high quality short-term instruments

•    The Fund may use forward foreign currency contracts for risk management purposes and/or to increase gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

Management choices
• The Fund could underperform its benchmark due to its securities and asset allocation choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Foreign currencies
• Currency exchange rate movements could reduce gains or create losses • Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks	• Favorable exchange rate movements could generate gains or reduce losses

•   The Fund may manage the currency exposure of its foreign investments relative to its benchmark and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also “Derivatives”)

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

18	J.P. MORGAN SPECIALTY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives[1]

•   Derivatives such as futures, options, swaps and forward foreign currency contracts[2] and that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

•    The Fund may have difficulty exiting a derivatives provision

•   Derivatives used for risk management or to increase the Fund’s gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•   Derivatives that involve leverage could magnify losses

•    Certain types of derivatives involve costs to the Fund which can reduce returns

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility

•    Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•   The Fund could make money and protect against its losses if the investment analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•   The Fund uses derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities markets or currencies); risk management may include management of the Fund’s exposure relative to its benchmark

•    The Fund only establishes hedges that it expects will be highly correlated with underlying positions

•    While the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio

•    The Fund may also use derivatives to increase its gain

•   The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

1	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because it has claimed an exclusion from such definition.

2	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FEBRUARY 28, 2011	19

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds (ETFs)[1] and other investment companies

•   If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•    The price movement of an ETF (whether actively or passively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies help to manage smaller cash flows

•    Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, the Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•    Exemptive orders granted to various iShares funds (which are ETFs) and their investment adviser by the Securities and Exchange Commission (SEC) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•    Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risk

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•   The Fund may not invest more than 15% of its net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

1	Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

20	J.P. MORGAN SPECIALTY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Real Estate Investment Trusts (REITs)[1]

•   The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests

•    The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties

•    REITs may be more volatile and/or more illiquid than other types of equity securities

•    If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

•   The Fund can gain exposure to an additional asset class in order to further diversify its assets

•   The Fund may receive current income from its REIT investments

•    If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•   The Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

FEBRUARY 28, 2011	21

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

Class R5

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Realty Fund
Year Ended October 31, 2010	$9.76	$0.37	(e)	$1.25	$1.62	$(0.90)	$—	(f)
Year Ended October 31, 2009	8.03	0.30	(e)	1.48	1.78	(0.05)	—	(f)
Year Ended October 31, 2008	17.18	0.30	(e)	(8.54)	(8.24)	(0.91)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.32	(e)	1.90	2.22	(0.05)	0.01

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.01% .
(h)	Commencement of offering of class of shares.

22	J.P. MORGAN SPECIALTY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.48	18.37%	$45,570	0.95%		3.98%	1.72%	75%
9.76	22.36	25,271	0.95		3.83	1.91	129
8.03	(50.13)	24,306	0.96	(g)	2.51	1.76	108
17.18	14.88	8,148	0.95		2.12	2.85	175

FEBRUARY 28, 2011	23

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They’ll charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. 811-21295

©JPMorgan Chase & Co., 2011 All rights reserved. February 2011. PR-INTRR5-211

Prospectus

Highbridge Funds

Class A, Class C & Select Class Shares

February 28, 2011, as supplemented May 2, 2011

Highbridge Dynamic Commodities Strategy Fund*

Class/Ticker: A/HDSAX; C/HDCCX; Select/HDCSX

Highbridge Statistical Market Neutral Fund

Class/Ticker: A/HSKAX; C/HSKCX; Select/HSKSX

*	Publicly offered on a limited basis.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Highbridge Dynamic Commodities Strategy Fund

Class/Ticker: A/HDSAX; C/HDCCX; Select/HDCSX

Currently, the Fund is publicly offered on a limited basis. (See “Purchasing Fund Shares — What does it mean that the Highbridge Dynamic Commodities Strategy Fund is publicly offered on a limited basis?” in the prospectus for more information.)

What is the goal of the Fund?

The Fund seeks long-term total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 23 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	1.01	0.96	1.15
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.76	0.71	0.90
Acquired Fund Fees and Expenses	0.07	0.07	0.07

Total Annual Fund Operating Expenses	2.33	2.78	2.22
Fee Waivers and Expense Reimbursements[1]	(0.61)	(0.56)	(0.75)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.72	2.22	1.47
1	The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.65%, 2.15% and 1.40%, respectively, of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	691	1,159	1,653	3,007
CLASS C SHARES ($)	325	809	1,420	3,068
SELECT CLASS SHARES ($)	150	622	1,121	2,496

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	691	1,159	1,653	3,007
CLASS C SHARES ($)	225	809	1,420	3,068
SELECT CLASS SHARES ($)	150	622	1,121	2,496

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

FEBRUARY 28, 2011	1

Highbridge Dynamic Commodities Strategy Fund (continued)

What are the Fund’s main investment strategies?

The Fund seeks to achieve its objective by investing in a diversified portfolio of commodity-linked derivatives. The Fund will also invest in fixed income securities.

Commodity Investments

The Fund’s sub-adviser, Highbridge Capital Management, LLC (HCM or the Sub-Adviser), utilizes a systematic and fundamental approach to commodities investing with a strong emphasis on risk management. The strategy employs factors based on economic principles, including the impact of historical prices, the perceived relationships between and among the various commodities and other macroeconomic factors. This strategy also focuses on downside risk management and liquidity by using a drawdown control process described below in “Investment Process,” which may result in limited exposure to commodities during certain economic periods.

The Fund invests in commodity-linked derivative instruments, such as commodity-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. Derivatives are instruments that have a value based on another instrument, exchange rate or index and will generally be used as substitutes for commodities. It is expected that certain of the Fund’s investments will produce leveraged exposure to the commodities markets.

The Fund will gain exposure to commodity markets primarily by investing up to 25% of its total assets in the HCM Commodities Strategy Fund Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary). The Subsidiary is advised by J.P. Morgan Investment Management Inc. (JPMIM or Adviser) and sub-advised by HCM and has the same investment objective as the Fund. The Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.

The Subsidiary may use derivatives to obtain significant amounts of long or short exposure in an attempt to increase the Subsidiary’s income or gain, to hedge various investments and for risk management. The long and short positions held by the Subsidiary will vary in size as market opportunities change. The Fund’s commodity-related long positions and their equivalents will range between 0% and 200% of the value of the Fund’s net assets. The Fund’s commodity-related short positions and their equivalents will range between 0% and 100% of the value of the Fund’s net assets. In rising markets, the Fund expects that the value of the long positions will appreciate more rapidly than the short positions, and in declining markets, that the value of the short positions will appreciate more rapidly than the long positions.

The Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may also overweight or underweight its exposure to a subset of commodities, such that the Fund has greater or lesser exposure to a subset of commodities than is represented by a particular commodity index.

The Fund and Subsidiary may invest in currency-linked derivative instruments, primarily derivatives linked to “commodity currencies”. The term “commodity currency” generally is used to describe the currency of a country whose economic success is commonly identified with the production and export of commodities (such as precious metals, oil, agricultural products or other raw materials) and whose value is closely linked to the value of such commodities. As the demand for, or price of, such commodities increases, money tends to flow into the country. This generally lifts the country’s economic prospects and supports the value of its currency. Conversely, declines in the demand for, or value of, such commodities historically have contributed to declines in the relative value of these countries’ currencies. The Subsidiary will also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its derivative positions.

Fixed Income Investments

Assets not invested in commodity-linked derivatives, currency-linked derivatives or the Subsidiary will be invested in fixed income securities. The fixed income portion of the Fund is intended to provide liquidity and preserve capital. The Fund’s fixed income securities may include: obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury; Treasury Inflation Protected Securities (TIPS); securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes, of U.S. and foreign corporations; debt securities issued or guaranteed by qualified U.S., foreign, and supranational banks, including certificates of deposit, time deposits and other short-term securities; repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities; and corporate debt obligations. The Fund generally will only buy securities that have remaining maturities of 397 days or less. The dollar-weighted average maturity of the Fund’s fixed income investments will generally be 90 days or less.

All of the fixed income securities, at the time of purchase, must have the minimum short-term rating of P-1 by Moody’s

2	HIGHBRIDGE FUNDS

Investors Service, Inc (Moody’s), A-1 by Standard & Poor’s Corporation (S&P) and F-1 by Fitch Ratings (Fitch) or minimum long-term rating of A1 by Moody’s, A+ by S&P, and A+ by Fitch from at least two of the above nationally recognized statistical rating organizations.

Investment Process: In managing the Fund, JPMIM is primarily responsible for the fixed-income investments and HCM is responsible for the commodity strategy investments.

Commodity Investments Process. HCM has developed a quantitative economics-based model which targets a fixed, long-term volatility goal. HCM’s model applies a systematic and fundamental investment approach to commodities trading with an emphasis on risk management and is designed to provide insight into forecasting securities returns, managing portfolio risk and executing trades efficiently. The success of the Sub-Adviser’s strategy depends on the interaction of four primary components: the Forecasting System, the Risk Model, the Optimizer and the Execution Process.

The Forecasting System. The Forecasting System encapsulates the Sub-Adviser’s view of predictable sources of return variation for the commodities markets. These views are based on the Sub-Adviser’s research program, which employs factors based on economic principles and durable relationships in the commodities markets.

The Risk Model. The Risk Model forecasts volatility and co-movements among portfolio assets, while incorporating drawdown controls. The drawdown control process dynamically decreases (or increases) the Fund’s conditional target risk as the portfolio underperforms (or outperforms). This process adjusts risk levels in an attempt to control overall drawdowns by adjusting exposures to the entire portfolio of assets instead of reducing exposure on an asset-by-asset basis. Total portfolio exposure may vary as a function of the forecasted risk and correlations of the underlying assets as well as the Fund’s dynamic risk target. HCM may choose to reduce risk/exposure in accordance with the Fund’s targeted volatility level.

The Optimizer. The Optimizer uses the results of the Forecasting System and the Risk Model to determine a portfolio believed to have the greatest risk-adjusted expected return. In practice, this means choosing positions with the greatest expected profits according to the forecasts, while limiting exposure to the risks in the Risk Model.

Execution Process. The Execution Process relies on HCM’s trading desk which executes through a network of broker-dealers in an effort to execute trades efficiently.

Fixed Income Investments Process. JPMIM seeks to develop an appropriate fixed income portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Securities and Exchange Commission (SEC) and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the adviser to sell securities short on behalf of the Fund.

Commodity Risk. Because the Fund will have a significant portion of its assets concentrated in commodity-linked securities, developments affecting commodities will have a disproportionate impact on the Fund. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular

FEBRUARY 28, 2011	3

Highbridge Dynamic Commodities Strategy Fund (continued)

industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s use of leverage will be successful.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations) and to the credit risk of the derivative counterparty.

Counterparty Risk. Commodity-linked derivatives, repurchase agreements, swap agreements and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (1940 Act), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund commenced operations on January 13, 2010 and, therefore, does not have a full calendar year of performance. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

4	HIGHBRIDGE FUNDS

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-adviser

Highbridge Capital Management, LLC

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser/ Sub-Adviser

Sassan Alizadeh	2010	Managing Director/ Sub-Adviser
Mark Nodelman	2010	Managing Director/ Sub-Adviser
Christopher Tufts	2010	Vice President/ Investment Adviser

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FEBRUARY 28, 2011	5

Highbridge Statistical Market Neutral Fund

Class/Ticker: A/HSKAX; C/HSKCX; Select/HSKSX

What is the goal of the Fund?

The Fund seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 23 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	1.75%	1.75%	1.75%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	2.32	2.33	2.33
Dividend Expenses on Short Sales	1.84	1.84	1.84
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.23	0.24	0.24
Acquired Fund Fees and Expenses	0.02	0.02	0.02

Total Annual Fund Operating Expenses	4.34	4.85	4.10
Fee Waivers and Expense Reimbursements[1]	(0.53)	(0.54)	(0.54)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	3.81	4.31	3.56

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.95%, 2.45% and 1.70%, respectively of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	888	1,726	2,575	4,746
CLASS C SHARES ($)	532	1,411	2,392	4,857
SELECT CLASS SHARES ($)	359	1,198	2,052	4,257

6	HIGHBRIDGE FUNDS

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	888	1,726	2,575	4,746
CLASS C SHARES ($)	432	1,411	2,392	4,857
SELECT CLASS SHARES ($)	359	1,198	2,052	4,257

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate (including short sales) was 1,017% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund purchases equity securities that Highbridge Capital Management, LLC (HCM or the Sub-Adviser) believes are undervalued and sells short securities that it believes are over-valued. The Fund will take long and short positions selected from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 Index.

The Fund intends to maintain approximately equal value exposure in its long and short positions in an effort to offset the effects on the Fund’s performance of general stock market movements or sector swings. The Fund’s investment strategy emphasizes stock selection as the primary means of generating returns and providing diversification, and hedging through short sales as a means of reducing risk.

The Fund’s long and short positions will not be matched on a sector-by-sector basis, but will be selected using the statistical arbitrage strategy described below. Thus, while the Fund will generally not be, on an aggregate basis, significantly weighted towards long or short positions at any time, it may be exposed to net long or short positions in one or more individual market sectors. The Fund may achieve a positive return if the securities in its long portfolio increase in value more than the securities underlying its short positions, each taken as a whole. Conversely, it is expected that the Fund will incur losses if the securities underlying its short positions increase in value more than the securities in its long portfolio. Taking short positions in securities may result in a form of leverage.

The Fund measures its return against the return an investor could achieve through an investment in 3-month U.S. Treasury Bills. J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) and HCM attempt to achieve returns for the Fund’s shareholders that exceed that benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, Treasury Bills are backed by the full faith and credit of the U.S. government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

Investment Process: The Sub-Adviser has developed a trading system designed to provide insight into forecasting securities returns, managing portfolio risk and executing trades with minimal market impact. The Fund applies this system to a universe of stocks that meet the dual criteria of (1) mid- to large-market capitalization and (2) liquid and developed trading markets.

The success of the Sub-Adviser’s statistical arbitrage strategy depends on the interaction of four primary components: the Forecasting System, the Factor Model, the Optimizer and the Execution System.

The Forecasting System. The Forecasting System encapsulates the Sub-Adviser’s view of predictable sources of return variation for equity securities. These views are based on the Sub-Adviser’s research program, which applies statistical methods and the Sub-Adviser’s investment expertise. Forecasts are updated throughout the day using real-time data.

The Factor Model. The Factor Model seeks to identify the sources of variability in security returns by decomposing each return into parts specific to the security and parts attributable to a small number of features, or “factors,” pertinent to all securities; this decomposition allows one to estimate the riskiness of a portfolio.

The Optimizer. The Optimizer uses the results of the Forecasting System and the Factor Model to determine a portfolio believed to have the greatest risk-adjusted expected return. In practice, this means choosing positions with the greatest expected profits according to the forecasts, while limiting exposure to the factors in the Factor Model.

Execution System. Once the Optimizer has selected portfolio securities to be held long and short, it is still a challenge to execute efficiently (with minimal market impact) the trades needed to take these positions. HCM has developed an order management system, which uses refined algorithms to determine the timing and aggressiveness of trades and is intended to minimize the market impact of trades.

FEBRUARY 28, 2011	7

Highbridge Statistical Market Neutral Fund (continued)

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at disadvantageous times. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The SEC may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the adviser to sell securities short on behalf of the Fund.

Quantitative Trading Strategies Risk. Quantitative trading strategies, including statistical arbitrage, are highly complex, and for their successful application, require sophisticated mathematical calculations and complex computer programs. Such trading strategies are dependent on computer and telecommunications technologies and upon adequate liquidity in markets traded. The successful execution of these strategies could be severely compromised by, among other things, a diminution in the liquidity of the markets traded, telecommunications failures, power loss and software-related “system crashes.” These trading strategies are also dependent on historical correlations that may not always be true and may result in losses. In addition, the “slippage” from entering and exiting positions (i.e., the market impact of trades identified by the quantitative trading strategies) may be significant and may result in losses.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how performance of the Fund’s Select Class Shares has varied from year to year over the past five calendar years. The table shows the average annual total returns over the past one year and the life of the Fund. The table compares that performance to the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, and the Lipper Equity Market-Neutral Funds Index, an index based on the total returns of certain funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the

8	HIGHBRIDGE FUNDS

future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2008	4.12%
Worst Quarter	3rd quarter, 2007	–4.98%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)
	Past 1 Year	Life of Fund (since 11/30/05)
SELECT CLASS SHARES
Return Before Taxes	(3.68)%	1.55%
Return After Taxes on Distributions	(3.68)	1.18
Return After Taxes on Distributions and Sale of Fund Shares	(2.40)	1.15
CLASS A SHARES
Return Before Taxes	(8.97)	0.22
CLASS C SHARES
Return Before Taxes	(5.33)	0.80
BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.13	2.45
LIPPER EQUITY MARKET-NEUTRAL FUNDS INDEX
(Reflects No Deduction for Taxes)	1.41	1.50

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-adviser

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Sub-adviser
Highbridge Capital Management, LLC
Evan Dick	2005	Managing Director
Alain Sunier	2005	Managing Director
Jerome Benveniste	2005	Managing Director
Peter Beebee	2008	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FEBRUARY 28, 2011	9

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

The main investment strategies for each Fund are summarized in the Fund’s Risk/Return Summary.

Highbridge Dynamic Commodities Strategy Fund

The Fund will invest primarily in commodity-linked derivatives, currency-linked derivatives, investments in the Subsidiary and fixed-income investments. Fixed-income investments may include:

•	obligations of the U.S. Treasury

•	securities issued or guaranteed by the U.S. government and its agencies or instrumentalities

•	high quality commercial paper and other short-term debt securities

•	corporate debt obligations

The main investment strategies for the Fund may also include

•	other investment companies

•

exchange-traded funds (ETFs) which are registered investment companies whose shares are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

•	affiliated money market funds

•	securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which the Fund may invest

•	sovereign debt

The Fund may utilize these investment strategies to a greater or lesser degree.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

Highbridge Statistical Market Neutral Fund

The securities in which the Fund may invest may include:

•	equity securities

The investment strategies for the Fund may also include:

•	derivatives, including futures and swaps

•	other investment companies

•	ETFs
•	affiliated money market funds

•	cash or cash-like instruments

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use exchange traded futures to hedge various investments or for risk management. The Fund may also use swaps to obtain long and short exposure in attempt to increase the Fund’s income or gain, to hedge various investments or for risk management.

The Fund may invest in ETFs, which are registered investment companies whose shares are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

The Fund measures its return against the return an investor could achieve through an investment in 3-month U.S. Treasury Bills. JPMIM and HCM attempt to achieve returns for the Fund’s shareholders that exceed that benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, Treasury Bills are backed by the full faith and credit of the U.S. government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

The Fund may utilize these investment strategies to a greater or lesser degree.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

Investment Process

JPMIM serves as the Fund’s investment adviser and HCM serves as the Fund’s sub-adviser. HCM has developed a trading system designed to provide insight into forecasting securities returns, managing portfolio risk and executing trades with minimal market impact. The Fund applies this system to a universe of stocks that meet the dual criteria of (1) mid- to large-market capitalization and (2) liquid and developed trading markets.

The success of the Sub-Adviser’s statistical arbitrage strategy depends on the interaction of four primary components: the

Forecasting System, the Factor Model, the Optimizer and the Execution System.

The Forecasting System. The Forecasting System encapsulates the Sub-Adviser’s view of predictable sources of return variation for equity securities. These views are based on the Sub-Adviser’s research program, which applies statistical

10	HIGHBRIDGE FUNDS

methods and the Sub-Adviser’s investment expertise. Forecasts are updated throughout the day using real-time data and are functions of the time series of security prices as well as fundamental information about companies.

The Factor Model. The Factor Model seeks to identify the sources of variability in security returns by decomposing each return into parts specific to the security and parts attributable to a small number of features, or “factors,” pertinent to all securities; this decomposition allows one to estimate the riskiness of a portfolio. For instance, it is widely recognized that a large part of any individual stock’s movement is “explained” by the contemporaneous movement in the stock market as a whole and that a large part of the remaining movement is explained by the contemporaneous movement of the stock’s industry group. Thus, a portfolio that is highly concentrated in a single industry involves greater risk of loss than one that is diversified across industries, because the less diversified portfolio is highly sensitive to fluctuations in that particular industry.

The Optimizer. The Optimizer uses the results of the Forecasting System and the Factor Model to determine a portfolio believed to have the greatest risk-adjusted expected return. In practice, this means choosing positions with the greatest expected profits according to the forecasts, while limiting exposure to the factors in the Factor Model. The problem is complicated, both conceptually and computationally, by the range of horizons in the forecasts, which requires the Optimizer to balance estimates of risks and rewards at different times in the future to decide its positions across time.

Execution System. Once the Optimizer has selected portfolio securities to be held long and short, it is still a challenge to execute efficiently (with minimal market impact) the trades needed to take these positions. As the expected profit from any individual trade is small, excessive market impact could erase that profit. HCM has developed an order management system, which uses refined algorithms to determine the timing and aggressiveness of trades and is intended to minimize the market impact of trades.

NON-FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. Neither of the Funds have fundamental investment objectives, and each may be changed without the consent of a majority of the outstanding shares of that Fund.

INVESTMENT RISKS

There can be no assurance that the Funds will achieve their investment objectives.

The main risks associated with investing in each Fund are summarized in its “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Please note that each Fund also may use strategies that are not described herein but which are described in the “Risk and Reward Elements for the Funds” later in the prospectus and in the Statement of Additional Information.

Commodity Risk. (applicable to the Highbridge Dynamic Commodities Strategy Fund) Because the Fund will have a significant portion of its assets concentrated in commodity-linked securities, developments affecting commodities will have a disproportionate impact on the Fund. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s use of leverage will be successful.

Counterparty Risk. Commodity-linked derivatives, repurchase agreements, swap agreements, and other forms of financial instruments that involve counterparties subject a Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, a Fund could experience lengthy delays in recovering some or all of its assets as a result of bankruptcy or other reorganization proceedings. A Fund could also experience limited recoveries or no recovery at all, and the value of your investment could decline as a result. Though a Fund may attempt to limit

FEBRUARY 28, 2011	11

More About the Funds (continued)

counterparty risk by using counterparties whose credit rating is judged by the Fund or by a national rating organization to be of investment grade, there can be no guarantee that the counter-party will default.

Subsidiary Risk. (applicable to the Highbridge Dynamic Commodities Strategy Fund) By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. As described in “Tax Risk” below, the Fund has received a private letter ruling from the Internal Revenue Service (the IRS) with respect to income derived from its investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund.

Currency Risk. (applicable to the Highbridge Dynamic Commodities Strategy Fund) Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns. However, a Fund does not typically use this hedging strategy for its emerging markets currency exposure.

Interest Rate Risk. (applicable to the Highbridge Dynamic Commodities Strategy Fund) The Fund invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. (applicable to the Highbridge Dynamic Commodities Strategy Fund) There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Inflation-Linked Security Risk. (applicable to the Highbridge Dynamic Commodities Strategy Fund) Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index for all Urban Consumers (CPI-U) or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Tax Risk. (applicable to the Highbridge Dynamic Commodities Strategy Fund) The Fund gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. The Fund may also gain exposure indirectly to commodity markets by investing in its Subsidiary, which invests primarily in commodity-linked derivative instruments. In order for the Fund to qualify as a regulated investment company under Subchapter M of Internal Revenue Code, as amended (the Code), the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Fund’s intention to qualify as a regulated investment company may limit its ability to make certain

12	HIGHBRIDGE FUNDS

investments including, without limitation, investments in certain commodity-linked derivatives. The Internal Revenue Service (IRS) issued a revenue ruling which holds that income derived from certain commodity-index derivative contract investments is not qualifying income under Subchapter M of the Code. The Fund has received a private letter ruling from the IRS confirming that income derived from the Fund’s investment in its Subsidiary will also constitute qualifying income to the Fund. In addition, the Fund intends to apply for a private letter ruling from the IRS confirming that income produced by the Fund’s investment in certain commodity-linked notes also constitutes qualifying income to the Fund. There can be no assurance, however, that the IRS will issue such ruling. Based on such rulings, the Fund will seek to gain exposure to the commodity markets primarily through its investments in the Subsidiary and also through its investment in commodity-linked notes only upon receipt of the private letter ruling. The Fund’s investment in the Subsidiary and its use of commodity-linked notes involve specific risks. See “Subsidiary Risk” for further information regarding the Subsidiary, including the risks associated with investing in the Subsidiary. See “Commodity Risk” and “Derivatives Risk” for further information regarding commodity-linked notes, including the risks associated with these instruments.

Redemption Risk. A Fund may need to sell its holdings in order to meet shareholder redemption requests. A Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. A Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

ETF and Investment Company Risk. A Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when a Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Equity Market Risk. (applicable to the Highbridge Statistical Market Neutral Fund) The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Short Selling Risk. The Funds’ strategy may involve more risk than other funds that do not engage in short selling. The Funds’ use of short sales in combination with long positions in each Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to that Fund.

In order to establish a short position in a security, a Fund must first borrow the security from a lender, such as a broker or other institution. A Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that a Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After selling a security short, a Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. A Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, a Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. A Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when a Fund replaces the security. A Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that a Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that a Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

The SEC or financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the adviser to sell securities short on behalf of a Fund.

FEBRUARY 28, 2011	13

More About the Funds (continued)

Derivatives Risk. The Funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations) including credit risk of the derivative counterparty. In addition, a Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect of the increase or decrease in the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

Each Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact a Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Quantitative Trading Strategies Risk. (applicable to the Highbridge Statistical Market Neutral Fund) Quantitative trading strategies, including statistical arbitrage, are highly complex, and for their successful application, require sophisticated mathematical calculations and complex computer programs. Such trading strategies are dependent upon computer and telecommunications technologies and upon adequate liquidity in markets traded. The successful execution of these strategies could be severely compromised by, among other things, a diminution in the liquidity of the markets traded, telecommunications failures, power loss and software-related “system crashes.” These trading strategies are also dependent on historical correlations that may not always be true and may result in losses. In addition, the “slippage” from entering and exiting positions (i.e., the market impact of trades identified by the quantitative trading strategies) may be significant and may result in losses.

High Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund are expected to result in a high degree of portfolio turnover. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (e.g. over 100%) may involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gain, including short-term capital gain that will generally be taxable to shareholders as ordinary income, and may adversely impact the Fund’s after-tax returns. The trading costs or tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

For more information about risks associated with the types of investments that the Funds purchase, please read the “Risk/Return Summaries” and the “Risk and Reward Elements for the Funds” later in the prospectus and in the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

14	HIGHBRIDGE FUNDS

The Funds’ Management and Administration

Each Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Funds.

Each Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser and Sub-Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Highbridge Dynamic Commodities Strategy Fund and the Subsidiary and Highbridge Capital Management, LLC (HCM) is the investment sub-adviser. JPMIM is the investment adviser to the Highbridge Statistical Market Neutral Fund and HCM is the investment sub-adviser. JPMIM and HCM make the day-to-day investment decisions for the Funds and Subsidiary.

JPMIM and HCM are wholly-owned subsidiaries of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017, and HCM is located at 40 West 57th Street, New York, NY 10019.

HCM is a global alternative investment management firm founded in 1992. Since its inception, the firm has developed a leading, diversified investment platform that includes hedge funds, traditional asset management products and private equity. With approximately 350 employees, including approximately 110 investment professionals, HCM manages capital for sophisticated investors, including financial institutions, public and corporate pension funds, endowments, foundations and family offices, as well as individuals. The firm is based in New York with offices in London, Hong Kong and Tokyo.

During the most recent fiscal year ended 10/31/10, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Highbridge Dynamic Commodities Strategy Fund	0.69%
Highbridge Statistical Market Neutral Fund	1.47%

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory and sub-advisory agreements for the Highbridge Dynamic Commodities Strategy Fund will be available in the shareholder report for the period after the first reapproval of the investment advisory agreement. A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory and sub-advisory agreements for the Highbridge Statistical Market Neutral Fund is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

Highbridge Dynamic Commodities Strategy Fund

The portfolio management team consists of Sassan Alizadeh, Mark Nodelman and Christopher M. Tufts.

Sassan Alizadeh, Ph.D. Dr. Alizadeh is a Managing Director of HCM and Senior Portfolio Manager for the Global Macro Group. He is responsible for leadership of the Group as well as overseeing the Group’s research agenda and portfolio management duties. Dr. Alizadeh has over 18 years experience in systematic and quantitative trading. He began his career as the first Manager of Research at Quantitative Financial Strategies where he helped to develop and implement proprietary trading strategies. For six years starting in 1994, he was a proprietary trader at Bear Stearns where he traded several different systematic and quantitative strategies. He later joined Parametric Capital Management as head of Futures Trading where he implemented and traded a currency and commodity global macro model before joining HCM in April 2003. Dr. Alizadeh has a B.S. and M.S. in electrical engineering from Tufts University, an M.B.A. from The Wharton School of the University of Pennsylvania and a Ph.D. in economics from the University of Pennsylvania. He currently is an Adjunct Professor of Finance in the Masters of Financial Engineering program at Polytechnic Institute of New York University. Additionally, Dr. Alizadeh has performed academic research in various areas of finance and co-authored and published, as lead paper in the Journal of Finance, an article in the area of stochastic volatility estimation and its ramifications in the foreign currency markets. This work also was awarded first prize at the Wharton School’s Rodney L. White Center for Financial Research for “Outstanding Working Paper in Investment Research for 2001”.

Mark Nodelman, CFA. Mr. Nodelman is a Managing Director of HCM and a Portfolio Manager for the Global Macro Group. He is responsible for portfolio management duties and commodities and global macro research. He joined HCM in May 2008 from Goldman Sachs, where he spent nine years as a researcher and a Portfolio Manager in the Quantitative Investment Strategies Group. At Goldman Sachs, Mr. Nodelman co-managed the team’s commodities effort, developing relative value, timing and event driven systematic strategies to trade commodities futures, swaps and options. Mr. Nodelman also launched and

FEBRUARY 28, 2011	15

The Funds’ Management and Administration (continued)

managed several quantitative commodities vehicles, including Goldman Sachs Commodities Funds and Goldman Sachs Quantitative Commodities Master Fund. Additionally, Mr. Nodelman was responsible for deploying these strategies and other global macro quantitative strategies within several of the firm’s global macro hedge funds, including Global Alpha (over $10 billion in assets under management). Mr. Nodelman holds a B.S. in Economics from The Wharton School of the University of Pennsylvania and an M.B.A. from New York University.

Christopher M. Tufts. Mr. Tufts is a Vice President of JPMIM and is responsible for the fixed income investments portion of the Fund. He has been a portfolio manager with JPMIM since 2003 and an employee of the firm since 1997. Mr. Tufts holds a B.A. in Economics and French from the College of the Holy Cross.

Highbridge Statistical Market Neutral Fund

The portfolio management team has been comprised of Evan Dick, Alain Sunier and Jerome Benveniste since the Fund’s inception. Peter Beebee has also been a member of the portfolio management team since February 2008.

Evan Dick. Mr. Dick is a Managing Director of HCM and Senior Portfolio Manager for HCM’s Statistical Arbitrage Group. He is responsible for the leadership of the group. He joined HCM in January 2002. Mr. Dick began his career at G.E. Astro-Space building a dynamic simulator to test flight software and ground station hardware for satellites pre-launch. He also worked briefly at IBM on their OS/2 operating system. He previously was a Senior Vice President at D. E. Shaw Investments, where he spent seven years, from July 1993 to June 2000, as a strategist and manager of research in proprietary trading. Mr. Dick received his BS in Computer Science and Applied Math from Cornell University in 1993.

Alain Sunier. Mr. Sunier is a Managing Director of HCM and Portfolio Manager for HCM’s Statistical Arbitrage Group. He is responsible for adjusting the weights of the forecasts and maintaining the Factor Model as well as for providing research leadership for the development of the Forecasting Model. He joined HCM in May 2005. From March 2003 through May 2005, Mr. Sunier worked at Citadel Investment Group in a senior research role for statistical arbitrage strategies. From February 1999 through March 2003, Mr. Sunier was employed by Barclays Global Investors, serving Head of US Equity Research in the Advanced Strategies and Research Group. Prior to BGI, he worked at Long Term Capital Management in equities research. Mr. Sunier began his career at Goldman Sachs, where he worked on trading algorithms and convertible bond models. Mr. Sunier was enrolled in the doctoral program in finance at the University of Chicago where he received his MBA.

Jerome Benveniste, Ph.D. Mr. Benveniste is a Managing Director of HCM and Portfolio Manager for HCM’s Statistical Arbitrage Group. He is responsible for adjusting the weights of the forecasts and maintaining the Factor Model as well as for research, development and implementation of the Forecasting Model. He joined HCM in May 2002. From January 1999 through May 2002, Mr. Benveniste was an assistant professor of mathematics at Stanford and Case Western Reserve Universities, where he pursued research in differential geometry, algebraic groups, and ergodic theory. Mr. Benveniste holds an A.B. from Harvard University and a Ph.D. from the University of Chicago, both in mathematics.

Peter Beebee. Mr. Beebee is a Managing Director of HCM and a Portfolio Manager for HCM’s Statistical Arbitrage Group. He joined the firm in April 2003. Before joining HCM, Mr. Beebee was the Chief Technology Officer of Visible Markets, an ECN for mortgage-backed securities. Mr. Beebee also worked at the Xerox Palo Alto Research Center and Microsoft. Mr. Beebee received bachelor degrees in Computer Science and Mathematics from MIT.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of each Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class C and Select Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of

16	HIGHBRIDGE FUNDS

their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

The Highbridge Dynamic Commodities Strategy Fund’s Wholly-Owned Subsidiary

The Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is currently expected that shares of the Subsidiary will not be sold or offered to other investors.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same in all material respects as the policies and procedures adopted by the Fund. As a result, in managing the Subsidiary’s portfolio, JPMIM and HCM are subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Fund’s SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.

The Subsidiary has entered into separate contracts with JPMIM and its affiliates to provide investment advisory and other services to the Subsidiary. JPMIM has entered into a contract with HCM to serve as sub-adviser to the Subsidiary. JPMIM has contractually agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to JPMIM by the Subsidiary. This contractual waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency and audit services.

The financial statements of the Subsidiary will be included in the Fund’s annual reports (which will include the Subsidiary’s audited financial statements) and semi-annual reports (which will include the Subsidiary’s unaudited financial statements) provided to shareholders. Copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please see the SAI for additional information about the organization and management of the Subsidiary.

FEBRUARY 28, 2011	17

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Class A and Class C Shares may be purchased by the general public.

Select Class Shares may be purchased directly from the Funds through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in a Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from a Fund.

Select Class Shares may also be purchased directly from the Funds by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

What does it mean that the Highbridge Dynamic Commodities Strategy Fund is publicly offered on a limited basis?

The Highbridge Dynamic Commodities Strategy Fund is publicly offered on a limited basis. Investors will not be able to purchase shares of the Fund, except as described below:

•

Shareholders of record of the Fund as of May 2, 2011 are able to continue to purchase additional shares in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in such Fund;

•	Shareholders of record of the Fund as of May 2, 2011 are able to add to their accounts through exchanges from other J.P. Morgan Funds;

•

Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) may continue to open Fund accounts for new participants and purchase additional shares in existing participant accounts. Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) may also establish new accounts with the Fund, provided the group employer retirement plan has been accepted for investment by the Fund and its distributor on or before May 2, 2011. Additionally, certain fee-based advisory programs may purchase shares of the Fund for new and existing accounts. These particular programs were accepted for continued investment by the Fund and its distributor on or before May 2, 2011;

•	Current and future JPMorgan SmartRetirement Funds and such other J.P. Morgan Funds as are designated by the J.P. Morgan Funds Board of Trustees will be able to purchase shares of the Fund.

If all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares or reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, after the limited offering dates outlined above, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another J.P. Morgan Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends

18	HIGHBRIDGE FUNDS

and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by a Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to a Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among

the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems or procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

FEBRUARY 28, 2011	19

How to Do Business with the Funds (continued)

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements. Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A, Class C and Select Class Shares. Class A and Class C Shares are available to the general public. Select Class Shares are available to those investors meeting the class’ minimum and eligibility requirements.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class C Shares have higher Rule 12b-1 fees than Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class A Shares.

There is no maximum investment amount for Class C Shares.

Select Class Shares

Select Class Shares do not have any sales charges or Rule 12b-1 fees. You must meet the minimum investment and eligibility requirement to purchase Select Class Shares.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

If you are eligible to purchase Select Class Shares, they would generally be the best choice because they offer the lowest expenses of the share classes offered in this prospectus.

You should also consider the Rule 12b-1 fees which are lower for Class A Shares than other share classes (except for Select Class Shares which have no Rule 12b-1 fees). These fees appear in the table called “Annual Fund Operating Expenses.”

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price.

20	HIGHBRIDGE FUNDS

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Fund’s Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Fund’s Board of Trustees, determines that the pricing service quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A and Class C Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25 per Fund.

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Officers, directors or trustees, retirees and employees, and their immediate family members, (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open Select Class Shares accounts subject to a $1,000 minimum investment requirement, provided such accounts are opened directly with the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

With respect to Select Class Shares for certain investors and Class A and Class C Shares, a lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — In which shares can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to

FEBRUARY 28, 2011	21

How to Do Business with the Funds (continued)

reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

22	HIGHBRIDGE FUNDS

In which shares can I automatically invest on a systematic basis?

You may purchase additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100.

Officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates (“Eligible Investors”) may participate in automatic investments of Select Class Shares of the Funds from their bank account through a Systematic Investment Plan. An Eligible Investor may choose to make an initial investment of an amount less than the required minimum of $1,000 of Select Class Shares as long as his or her initial investment is at least $100 and he or she agrees to make regular monthly investments of at least $100.

To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell Class A and Class C Shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charges for Class A and Class C Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Select Class Shares have no such sales charges. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Funds’ Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and

Class C Shares of the Funds, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

TOTAL SALES CHARGE FOR FUNDS[1]
Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price
Less than $50,000	5.25	5.54	4.75
$50,000-$99,999	4.50	4.71	4.05
$100,000-$249,999	3.50	3.63	3.05
$250,000-$499,999	2.50	2.56	2.05
$500,000-$999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1 million or more in a Fund.

**

If you purchase $1 million or more of Class A Shares of the Funds and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1.00% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares of a Fund between 12 and 18 months after purchase. These charges apply to all your purchases, except for those purchases prior to 11/1/09 when the Distributor received notice before you invested that your Financial Intermediary was waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid

FEBRUARY 28, 2011	23

How to Do Business with the Funds (continued)

at the rate of up to 1.00% of gross sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charge

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the J.P. Morgan Funds in which you invest (as described below) even if such J.P. Morgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all J.P. Morgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the J.P. Morgan Funds that you would like to have one or more J.P. Morgan Funds linked together for purposes of reducing the initial sales charge.

•

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a J.P. Morgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may verify (1) the number of shares of the J.P. Morgan Funds held in your account(s) with the J.P. Morgan Funds, (2) the number of shares of the J.P. Morgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the J.P. Morgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

•

Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A Shares of one or more J.P. Morgan Funds. You may then combine purchases of Class A Shares of one or more J.P. Morgan Funds you make over the next 13 months with any combined balances of Class A, Class B and Class C Shares held as of the date of the Letter of Intent and pay the same sales charge on the new Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date of the Letter of Intent is received by the Funds or your Financial Intermediary are considered in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of previously paid sales charge. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

24	HIGHBRIDGE FUNDS

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $1,000 minimum investment requirement, provided such accounts are opened directly with the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Fund’s other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

•	Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

•

Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•	Certain group retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•

Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a J.P. Morgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another J.P. Morgan Fund.

10.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a J.P. Morgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or

FEBRUARY 28, 2011	25

How to Do Business with the Funds (continued)

by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

13.	Purchased in Individual Retirement Accounts (IRAs) established initially through an IRA rollover from a qualified retirement plan where J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan. In order for the waiver to apply, your IRA must be established with an investment from a qualified retirement plan (not another IRA), J.P. Morgan Institutional Investments Inc. must be the broker of record for the IRA and you must not utilize the services of another Financial Intermediary with respect to the IRA. In addition, the assets must be invested into the Fund’s IRA option with State Street Bank & Trust Company serving as custodian.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class C Shares

Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

How the Class C CDSC is Calculated

Each Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class C Shares, CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares

(including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class C CDSC

No CDSC is imposed on redemptions of Class C Shares of the Funds:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Made due to the death of a shareholder or made within one year of initial qualification for Social Security disability payments. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). With respect to a shareholder’s disability, the redemption must be made within one year of such disability. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.

That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and

26	HIGHBRIDGE FUNDS

exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class C Shares of other J.P. Morgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.	Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of a Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, Short-Intermediate Municipal Bond Fund and Limited Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another J.P. Morgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other J.P. Morgan Fund may be exchanged for Class C Shares of another J.P. Morgan Fund, other than for Class C Shares of the Short-Term Bond Funds.

Class C Shares of any Fund (except any of the J.P. Morgan money market funds) may also be exchanged for Select Class or Institutional Class Shares of the same Fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

FEBRUARY 28, 2011	27

How to Do Business with the Funds (continued)

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class C Shares of a Fund for Class C Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchange.

2.	The current holding period for your exchanged Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

There are no sales charges applicable to Select Class Shares.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

28	HIGHBRIDGE FUNDS

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes, with respect only to Class A and Class C Shares.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

FEBRUARY 28, 2011	29

How to Do Business with the Funds (continued)

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Funds reserve the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC, if applicable. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

30	HIGHBRIDGE FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. With respect to the Highbridge Dynamic Commodities Strategy Fund, if the Fund’s income not constituting “qualifying income” (for example, from investments in certain commodity-linked derivatives) were to exceed 10% of the Fund’s gross income, the Fund would fail to qualify as a regulated investment company. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently, a reduction in income available for distribution to shareholders. A Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Each Fund generally declares and distributes net investment income, if any, at least quarterly. Each Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year of such shareholder beginning before January 1, 2013 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income. It is unlikely that dividends from the Highbridge Dynamic Commodities Strategy Fund will qualify to any significant extent for designation as qualified dividend income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2013, generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

With respect to the Highbridge Dynamic Commodities Strategy Fund, it is anticipated that for federal income tax purposes, income and capital gain earned by the Subsidiary and distributed to the Fund and its shareholders will be considered a distribution of net investment income generally taxable as ordinary income.

If you buy shares of a Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investments in derivative instruments, mortgage-backed securities and asset-backed securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives, as well as transactions classified as wash sales for U.S. federal income tax purposes, will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of

FEBRUARY 28, 2011	31

Shareholder Information (continued)

transactions may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above described and other investments to each Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed will be available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by each Fund to the investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Highbridge Dynamic Commodities Strategy Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. No sooner than 30 days after the end of each month, the Highbridge Statistical Market Neutral Fund will make available upon request an uncertified schedule of its unconsolidated portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the J.P. Morgan Funds’ web-site at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

Each of the Funds will disclose its 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

32	HIGHBRIDGE FUNDS

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines a Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Market conditions affecting the Highbridge Dynamic Commodities Strategy Fund

•   The Fund’s share price and performance will fluctuate in response to bond and commodity market movements

•   The value of most bonds will fall when prevailing interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•    Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•    Asset-backed securities (securities representing an interest in, or secured by, a pool of assets such as receivables) could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated, or are defaulted

•    The Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers; therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers

•   Bonds have generally outperformed money market investments over the long term, with less risk than stocks

•   Commodities can act as a hedge against inflation and may be less correlated to changes in the securities market

•    Most bonds will rise in value when interest rates fall

•   Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•   Under normal circumstances the Fund plans to remain fully invested, in accordance with its policies

•   The Fund seeks to limit risk and enhance performance through active management and/or diversification

•    During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high-quality short-term instruments

FEBRUARY 28, 2011	33

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting the Highbridge Statistical Market Neutral Fund

•   The Fund’s share price and performance will fluctuate in response to stock market movements

•   The market value of convertible securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates

•   Adverse market, economic, political and other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•   Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long-term

•   A diversified, balanced portfolio of long and short equity positions should reduce exposure to broad market movements

•   Under normal circumstances the Fund plans to remain fully invested, in accordance with its policies

•   In addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include U.S. and foreign common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities. The Fund may invest uninvested cash in affiliated money market funds

•    The Fund seeks to limit risk and enhance performance through active management and/or diversification

•    During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high-quality short-term instruments

Short-term trading

•   Increased trading would raise a Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce a Fund’s returns

	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• A Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

34	HIGHBRIDGE FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short selling

•   Short sales may not have the intended effects and may result in losses

•    A Fund may not be able to close out a short position at a particular time or at an acceptable price

•    A Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities

•    Segregated or earmarked assets and posting collateral with respect to short sales may limit a Fund’s investment flexibility

•    Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

•   A Fund could make money and protect against losses if management’s analysis proves correct

•   Short selling may allow a Fund to generate positive returns in declining markets

•    Short selling may allow a Fund to implement insights into sectors it expects to underperform

•    Short selling may allow the Highbridge Statistical Market Neutral Fund to diversify its holdings across a larger number of securities

•   A Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk

•   A Fund makes short sales through brokers that the Adviser has determined to be highly creditworthy

•    The Highbridge Statistical Market Neutral Fund will generally be invested on a market neutral basis, though performance of the Fund’s position may cause the Fund to be moderately net short or net long at any given time

Derivatives[1]

•   Derivatives such as futures and swaps[2] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred

•    A Fund may have difficulty exiting a derivatives position

•    Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility

•    The counterparty to a derivatives contract could default

•   Derivatives that involve leverage could magnify losses

•    Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•    Certain types of derivatives involve costs to a Fund which can reduce returns

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•   The Funds could make money and protect against losses if management’s analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•   Each Fund uses derivatives to increase the Fund’s gain and for hedging and risk management purposes (i.e., to establish or adjust exposure to particular securities or markets), risk management may include management of the Fund’s exposure relative to its benchmark

•    Each Fund only establishes hedges that it expects will be highly correlated with underlying positions

•    While each Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio

•    Each Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

1	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because they have claimed an exclusion from such definition.

2	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities or commodities index. A swap is a privately negotiated agreement to exchange one stream of payments for another.

FEBRUARY 28, 2011	35

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds (ETFs)[1] and other investment companies

•   If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•    The price movement of an ETF (whether actively or passively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies help to manage smaller cash flows

•    Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•    Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit the Funds to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Fund’s Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•    Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

36	HIGHBRIDGE FUNDS

This Page Intentionally Left Blank.

FEBRUARY 28, 2011	37

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Redemption fees
Highbridge Dynamic Commodities Strategy Fund
Class A
January 13, 2010(e) through October 31, 2010	$15.00	$(0.17	)(f)	$3.07	(h)	$2.90	$—	(g)

Class C
January 13, 2010(e) through October 31, 2010	15.00	(0.23	)(f)	3.07	(h)	2.84	—	(g)

Select Class
January 13, 2010(e) through October 31, 2010	15.00	(0.14	)(f)	3.09	(h)	2.95	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Had this error not been reimbursed, the net realized and unrealized gains (losses) on investments per share would have been $3.08 and the total return would have been 19.60% for Select Class Shares. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return for Class A and Class C Shares.

38	HIGHBRIDGE FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$17.90	19.33	%(h)	$38,127	1.64%	(1.39)%	2.26%	0%

17.84	18.93	(h)	9,832	2.14	(1.88)	2.71	0

17.95	19.67	(h)	437,453	1.39	(1.14)	2.15	0

FEBRUARY 28, 2011	39

		Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
Highbridge Statistical Market Neutral Fund
Class A
Year Ended October 31, 2010	$15.88	$(0.39	)(f)	$(0.28)	$(0.67)	$—	$—	$—	$15.21
Year Ended October 31, 2009	16.27	(0.36	)(f)	(0.01)	(0.37)	(0.02)	—	(0.02)	15.88
Year Ended October 31, 2008	15.62	0.05	(f)	1.34	1.39	(0.74)	—	(0.74)	16.27
Year Ended October 31, 2007	15.92	0.28		(0.38)	(0.10)	(0.16)	(0.04)	(0.20)	15.62
November 30, 2005 (g) through October 31, 2006	15.00	0.43	(f)	0.52	0.95	(0.03)	—	(0.03)	15.92

Class C
Year Ended October 31, 2010	15.73	(0.46	)(f)	(0.28)	(0.74)	—	—	—	14.99
Year Ended October 31, 2009	16.18	(0.44	)(f)	— (h)	(0.44)	(0.01)	—	(0.01)	15.73
Year Ended October 31, 2008	15.52	(0.02	)(f)	1.32	1.30	(0.64)	—	(0.64)	16.18
Year Ended October 31, 2007	15.86	0.21		(0.39)	(0.18)	(0.12)	(0.04)	(0.16)	15.52
November 30, 2005 (g) through October 31, 2006	15.00	0.34	(f)	0.54	0.88	(0.02)	—	(0.02)	15.86

Select Class
Year Ended October 31, 2010	15.98	(0.35	)(f)	(0.28)	(0.63)	—	—	—	15.35
Year Ended October 31, 2009	16.34	(0.32	)(f)	(0.01)	(0.33)	(0.03)	—	(0.03)	15.98
Year Ended October 31, 2008	15.68	0.13	(f)	1.31	1.44	(0.78)	—	(0.78)	16.34
Year Ended October 31, 2007	15.95	0.44		(0.50)	(0.06)	(0.17)	(0.04)	(0.21)	15.68
November 30, 2005 (g) through October 31, 2006	15.00	0.47	(f)	0.51	0.98	(0.03)	—	(0.03)	15.95
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless other- wise noted.
(e)	Commencing for the year ended October 31, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to October 31, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.

40	HIGHBRIDGE FUNDS

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense on securities sold short) (d)	Net expenses (excluding dividend and interest expense on securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense on securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense on securities sold short)	Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (e)

(4.22)%	$814,296	3.76%	1.92%	(2.51)%	4.32%	2.48%	496%	1,017%
(2.25)	1,074,747	4.01	1.95	(2.23)	4.52	2.46	638	1,276
9.33	502,087	3.31	1.96	0.31	3.80	2.45	796	—
(0.69)	185,022	3.67	1.95	2.45	4.13	2.41	396	—
6.32	34,345	3.19	1.95	3.00	3.73	2.49	274	—

(4.70)	171,961	4.27	2.43	(3.01)	4.83	2.99	496	1,017
(2.73)	299,034	4.51	2.45	(2.74)	5.02	2.96	638	1,276
8.73	137,773	3.81	2.46	(0.11)	4.30	2.95	796	—
(1.17)	67,702	4.17	2.45	1.82	4.63	2.91	396	—
5.88	27,614	3.75	2.45	2.38	4.30	3.00	274	—

(3.94)	1,261,887	3.52	1.68	(2.26)	4.08	2.24	496	1,017
(2.01)	2,046,527	3.76	1.70	(1.99)	4.27	2.21	638	1,276
9.61	937,314	3.06	1.71	0.79	3.55	2.20	796	—
(0.42)	1,021,662	3.42	1.70	2.43	3.88	2.16	396	—
6.55	787,116	2.96	1.70	3.24	3.49	2.23	274	—

FEBRUARY 28, 2011	41

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295

©JPMorgan Chase & Co., 2011 All rights reserved. February 2011. PR-HBRDGACS-211

Prospectus

Highbridge Funds

Class R5 Shares

February 28, 2011, as supplemented May 2, 2011

Highbridge Dynamic Commodities Strategy Fund*

Ticker: HDCRX

*	Publicly offered on a limited basis.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Highbridge Dynamic Commodities Strategy Fund

Class/Ticker: R5/HDCRX

Currently, the Fund is publicly offered on a limited basis. (See “Purchasing Fund Shares — What does it mean that the Highbridge Dynamic Commodities Strategy Fund is publicly offered on a limited basis?” in the prospectus for more information.)

What is the goal of the Fund?

The Fund seeks long-term total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R5
Management Fees	1.00%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses[1]	0.81
Shareholder Service Fees	0.05
Remainder of Other Expenses[1]	0.76
Acquired Fund Fees and Expenses	0.07

Total Annual Fund Operating Expenses	1.88
Fee Waivers and Expense
Reimbursements[2]	(0.61)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	1.27

[1]	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year.
[2]

The Fund’s adviser, administrator and the distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.20% of their average daily net assets. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
CLASS R5 SHARES ($)	129	532

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

FEBRUARY 28, 2011	1

Highbridge Dynamic Commodities Strategy Fund (continued)

What are the Fund’s main investment strategies?

The Fund seeks to achieve its objective by investing in a diversified portfolio of commodity-linked derivatives. The Fund will also invest in fixed income securities.

Commodity Investments

The Fund’s sub-adviser, Highbridge Capital Management, LLC (HCM or the Sub-Adviser), utilizes a systematic and fundamental approach to commodities investing with a strong emphasis on risk management. The strategy employs factors based on economic principles, including the impact of historical prices, the perceived relationships between and among the various commodities and other macroeconomic factors. This strategy also focuses on downside risk management and liquidity by using a drawdown control process described below in “Investment Process,” which may result in limited exposure to commodities during certain economic periods.

The Fund invests in commodity-linked derivative instruments, such as commodity-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. Derivatives are instruments that have a value based on another instrument, exchange rate or index and will generally be used as substitutes for commodities. It is expected that certain of the Fund’s investments will produce leveraged exposure to the commodities markets.

The Fund will gain exposure to commodity markets primarily by investing up to 25% of its total assets in the HCM Commodities Strategy Fund Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary). The Subsidiary is advised by J.P. Morgan Investment Management Inc. (JPMIM or Adviser) and sub-advised by HCM and has the same investment objective as the Fund. The Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.

The Subsidiary may use derivatives to obtain significant amounts of long or short exposure in an attempt to increase the Subsidiary’s income or gain, to hedge various investments and for risk management. The long and short positions held by the Subsidiary will vary in size as market opportunities change. The Fund’s commodity-related long positions and their equivalents will range between 0% and 200% of the value of the Fund’s net assets. The Fund’s commodity-related short positions and their equivalents will range between 0% and 100% of the value of the Fund’s net assets. In rising markets, the Fund expects that the value of the long positions will appreciate more rapidly than the short positions, and in declining markets, that the value of the short positions will appreciate more rapidly than the long positions.

The Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may also overweight or underweight its exposure to a subset of commodities, such that the Fund has greater or lesser exposure to a subset of commodities than is represented by a particular commodity index.

The Fund and Subsidiary may invest in currency-linked derivative instruments, primarily derivatives linked to “commodity currencies”. The term “commodity currency” generally is used to describe the currency of a country whose economic success is commonly identified with the production and export of commodities (such as precious metals, oil, agricultural products or other raw materials) and whose value is closely linked to the value of such commodities. As the demand for, or price of, such commodities increases, money tends to flow into the country. This generally lifts the country’s economic prospects and supports the value of its currency. Conversely, declines in the demand for, or value of, such commodities historically have contributed to declines in the relative value of these countries’ currencies. The Subsidiary will also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its derivative positions.

Fixed Income Investments

Assets not invested in commodity-linked derivatives, currency-linked derivatives or the Subsidiary will be invested in fixed income securities. The fixed income portion of the Fund is intended to provide liquidity and preserve capital. The Fund’s fixed income securities may include: obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury; Treasury Inflation Protected Securities (TIPS); securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes, of U.S. and foreign corporations; debt securities issued or guaranteed by qualified U.S., foreign, and supranational banks, including certificates of deposit, time deposits and other short-term securities; repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities; and corporate debt obligations. The Fund generally will only buy securities that have remaining maturities of 397 days or less. The dollar-weighted average maturity of the Fund’s fixed income investments will generally be 90 days or less.

All of the fixed income securities, at the time of purchase, must have the minimum short-term rating of P-1 by Moody’s Invest-

2	HIGHBRIDGE FUNDS

ors Service, Inc (Moody’s), A-1 by Standard & Poor’s Corporation (S&P) and F-1 by Fitch Ratings (Fitch) or minimum long-term rating of A1 by Moody’s, A+ by S&P, and A+ by Fitch from at least two of the above nationally recognized statistical rating organizations.

Investment Process: In managing the Fund, JPMIM is primarily responsible for the fixed-income investments and HCM is responsible for the commodity strategy investments.

Commodity Investments Process

HCM has developed a quantitative economics-based model which targets a fixed, long-term volatility goal. HCM’s model applies a systematic and fundamental investment approach to commodities trading with an emphasis on risk management and is designed to provide insight into forecasting securities returns, managing portfolio risk and executing trades efficiently. The success of the Sub-Adviser’s strategy depends on the interaction of four primary components: the Forecasting System, the Risk Model, the Optimizer and the Execution Process.

The Forecasting System. The Forecasting System encapsulates the Sub-Adviser’s view of predictable sources of return variation for the commodities markets. These views are based on the Sub-Adviser’s research program, which employs factors based on economic principles and durable relationships in the commodities markets.

The Risk Model. The Risk Model forecasts volatility and co-movements among portfolio assets, while incorporating drawdown controls. The drawdown control process dynamically decreases (or increases) the Fund’s conditional target risk as the portfolio underperforms (or outperforms). This process adjusts risk levels in an attempt to control overall drawdowns by adjusting exposures to the entire portfolio of assets instead of reducing exposure on an asset-by-asset basis. Total portfolio exposure may vary as a function of the forecasted risk and correlations of the underlying assets as well as the Fund’s dynamic risk target. HCM may choose to reduce risk/exposure in accordance with the Fund’s targeted volatility level.

The Optimizer. The Optimizer uses the results of the Forecasting System and the Risk Model to determine a portfolio believed to have the greatest risk-adjusted expected return. In practice, this means choosing positions with the greatest expected profits according to the forecasts, while limiting exposure to the risks in the Risk Model.

Execution Process. The Execution Process relies on HCM’s trading desk which executes through a network of broker-dealers in an effort to execute trades efficiently.

Fixed Income Investments Process

JPMIM seeks to develop an appropriate fixed income portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Short Selling Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at disadvantageous times. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Securities and Exchange Commission (SEC) and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the adviser to sell securities short on behalf of the Fund.

Commodity Risk. Because the Fund will have a significant portion of its assets concentrated in commodity-linked securities, developments affecting commodities will have a disproportionate impact on the Fund. The Fund’s investment in

FEBRUARY 28, 2011	3

Highbridge Dynamic Commodities Strategy Fund (continued)

commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s use of leverage will be successful.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations) and to the credit risk of the derivative counterparty.

Counterparty Risk. Commodity-linked derivatives, repurchase agreements, swap agreements and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (1940 Act), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund commenced operations on January 13, 2010 and, therefore, does not have a full calendar year of performance. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

4	HIGHBRIDGE FUNDS

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-adviser

Highbridge Capital Management, LLC

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser/ Sub-Adviser
Sassan Alizadeh	2010	Managing Director/Sub-Adviser
Mark Nodelman	2010	Managing Director/Sub-Adviser
Christopher Tufts	2010	Vice President/ Investment Adviser

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R5 Shares.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FEBRUARY 28, 2011	5

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund

The Fund will invest primarily in commodity-linked derivatives, currency-linked derivatives, investments in the Subsidiary and fixed-income investments. Fixed-income investments may include:

•	obligations of the U.S. Treasury

•	securities issued or guaranteed by the U.S. government and its agencies or instrumentalities

•	high quality commercial paper and other short-term debt securities

•	corporate debt obligations

The main investment strategies for the Fund may also include

•	other investment companies

•

exchange-traded funds (ETFs) which are registered investment companies whose shares are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

•	affiliated money market funds

•	securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which the Fund may invest

•	sovereign debt

The Fund may utilize these investment strategies to a greater or lesser degree.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for the Fund can be changed without the consent of a majority of the outstanding shares of the Fund.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks associated with investing in the Fund are summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein but which are described in the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

Commodity Risk. Because the Fund will have a significant portion of its assets concentrated in commodity-linked securities, developments affecting commodities will have a disproportionate impact on the Fund. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s use of leverage will be successful.

Counterparty Risk. Commodity-linked derivatives, repurchase agreements, swap agreements, and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets as a result of bankruptcy or other reorganization proceedings. The Fund could also experience limited recoveries or no recovery at all, and the value of your investment could decline as a result. Though the Fund may attempt to limit counterparty risk by using counterparties whose credit rating is

6	HIGHBRIDGE FUNDS

judged by the Fund or by a national rating organization to be of investment grade, there can be no guarantee that the counter-party will default.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. As described in “Tax Risk” below, the Fund has received a private letter ruling from the Internal Revenue Service (the IRS) with respect to income derived from its investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns. However, a Fund does not typically use this hedging strategy for its emerging markets currency exposure.

Interest Rate Risk. The Fund invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index for all Urban Consumers (CPI-U) or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Tax Risk. The Fund gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. The Fund may also gain exposure indirectly to commodity markets by investing in its Subsidiary, which invests primarily in commodity-linked derivative instruments. In order for the Fund to qualify as a regulated investment company under Subchapter M of Internal Revenue Code, as amended (the Code), the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments including, without limitation, investments in certain commodity-linked derivatives. The Internal Revenue Service (IRS) issued a revenue ruling which holds that income derived from certain commodity-index derivative contract investments is not qualifying income under Subchapter M of the Code. The Fund has received a private letter ruling from the IRS confirming that income derived from the

FEBRUARY 28, 2011	7

More About the Fund (continued)

Fund’s investment in its Subsidiary will also constitute qualifying income to the Fund. In addition, the Fund intends to apply for a private letter ruling from the IRS confirming that income produced by the Fund’s investment in certain commodity-linked notes also constitutes qualifying income to the Fund. There can be no assurance, however, that the IRS will issue such ruling. Based on such rulings, the Fund will seek to gain exposure to the commodity markets primarily through its investments in the Subsidiary and also through its investment in commodity-linked notes only upon receipt of the private letter ruling. The Fund’s investment in the Subsidiary and its use of commodity-linked notes involve specific risks. See “Subsidiary Risk” for further information regarding the Subsidiary, including the risks associated with investing in the Subsidiary. See “Commodity Risk” and “Derivatives Risk” for further information regarding commodity-linked notes, including the risks associated with these instruments.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Short Selling Risk. The Fund’s strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After short selling a security, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price. In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the adviser to sell securities short on behalf of the Fund.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations, and to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect of the increase or decrease in the value

8	HIGHBRIDGE FUNDS

of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/Return Summary” and the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objective.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objectives. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

FEBRUARY 28, 2011	9

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser and Sub-Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund and the Subsidiary and High-bridge Capital Management, LLC (HCM) is the investment sub-adviser. JPMIM and HCM make the day-to-day investment decisions for the Fund and Subsidiary.

JPMIM and HCM are wholly-owned subsidiaries of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017, and HCM is located at 40 West 57th Street, New York, NY 10019.

HCM is a global alternative investment management firm founded in 1992. Since its inception, the firm has developed a leading, diversified investment platform that includes hedge funds, traditional asset management products and private equity. With approximately 350 employees, including approximately 110 investment professionals, HCM manages capital for sophisticated investors, including financial institutions, public and corporate pension funds, endowments, foundations and family offices, as well as individuals. The firm is based in New York with offices in London, Hong Kong and Tokyo.

The Fund pays the Adviser a management fee of 0.69% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund will be available in the shareholder report for the period after the first reapproval of the investment advisory agreement.

The Portfolio Managers

The portfolio management team consists of Sassan Alizadeh, Mark Nodelman and Christopher M. Tufts.

Sassan Alizadeh, Ph.D. Dr. Alizadeh is a Managing Director of HCM and Senior Portfolio Manager for the Global Macro Group. He is responsible for leadership of the Group as well as overseeing the Group’s research agenda and portfolio management duties. Dr. Alizadeh has over 18 years experience in systematic and quantitative trading. He began his career as the first Manager of Research at Quantitative Financial Strategies where he helped to develop and implement proprietary trading strategies. For six years starting in 1994, he was a proprietary trader at Bear Stearns where he traded several different systematic and quantitative strategies. He later joined Parametric Capital Management as head of Futures Trading where he implemented and traded a currency and commodity global macro model before joining HCM in April 2003. Dr. Alizadeh has a B.S. and M.S. in electrical engineering from Tufts University, an M.B.A. from The Wharton School of the University of Penn-sylvania and a Ph.D. in economics from the University of Penn-sylvania. He currently is an Adjunct Professor of Finance in the Masters of Financial Engineering program at Polytechnic Institute of New York University. Additionally, Dr. Alizadeh has performed academic research in various areas of finance and co-authored and published, as lead paper in the Journal of Finance, an article in the area of stochastic volatility estimation and its ramifications in the foreign currency markets. This work also was awarded first prize at the Wharton School’s Rodney L. White Center for Financial Research for “Outstanding Working Paper in Investment Research for 2001”.

Mark Nodelman, CFA. Mr. Nodelman is a Managing Director of HCM and a Portfolio Manager for the Global Macro Group. He is responsible for portfolio management duties and commodities and global macro research. He joined HCM in May 2008 from Goldman Sachs, where he spent nine years as a researcher and a Portfolio Manager in the Quantitative Investment Strategies Group. At Goldman Sachs, Mr. Nodelman co-managed the team’s commodities effort, developing relative value, timing and event driven systematic strategies to trade commodities futures, swaps and options. Mr. Nodelman also launched and managed several quantitative commodities vehicles, including Goldman Sachs Commodities Funds and Goldman Sachs Quantitative Commodities Master Fund. Additionally, Mr. Nodelman was responsible for deploying these strategies and other global macro quantitative strategies within several of the firm’s global macro hedge funds, including Global Alpha (over $10 billion in assets under management). Mr. Nodelman holds a B.S. in Economics from The Wharton School of the University of Pennsylva-nia and an M.B.A. from New York University.

Christopher M. Tufts. Mr. Tufts is a Vice President of JPMIM and is responsible for the fixed income investments portion of the

10	HIGHBRIDGE FUNDS

Fund. He has been a portfolio manager with JPMIM since 2003 and an employee of the firm since 1997. Mr. Tufts holds a B.A. in Economics and French from the College of the Holy Cross.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.05% of the average daily net assets of the Class R5 Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Interme-

diary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

The Fund’s Wholly-Owned Subsidiary

The Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is currently expected that shares of the Subsidiary will not be sold or offered to other investors.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same in all material respects as the policies and procedures adopted by the Fund. As a result, in managing the Subsidiary’s portfolio, JPMIM and HCM are subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Fund’s SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.

The Subsidiary has entered into separate contracts with JPMIM and its affiliates to provide investment advisory and other services to the Subsidiary. JPMIM has entered into a contract with HCM to serve as sub-adviser to the Subsidiary. JPMIM has contractually agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to JPMIM by the Subsidiary. This contractual waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency and audit services.

The financial statements of the Subsidiary will be included in the Fund’s annual reports (which will include the Subsidiary’s audited financial statements) and semi-annual reports (which will include the Subsidiary’s unaudited financial statements) provided to shareholders. Copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please see the SAI for additional information about the organization and management of the Subsidiary.

FEBRUARY 28, 2011	11

How to Do Business with the Fund

PURCHASING FUND SHARES

Who can buy shares?

Class R5 Shares may be purchased by retirement plans. Retirement plans that are eligible to purchase shares only include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans, non-qualified deferred compensation plans and 529 college savings plans. To be eligible, shares must be held through plan level or omnibus accounts held on the books of the Fund. Class R5 Shares may also be purchased by current or future JPMorgan SmartRetirement Funds and such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees.

Class R5 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans and individual 403(b) plans.

What does it mean that the Highbridge Dynamic Commodities Strategy Fund is publicly offered on a limited basis?

The Highbridge Dynamic Commodities Strategy Fund is publicly offered on a limited basis. Investors will not be able to purchase shares of the Fund, except as described below:

•

Shareholders of record of the Fund as of May 2, 2011 are able to continue to purchase additional shares in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in such Fund;

•	Shareholders of record of the Fund as of May 2, 2011 are able to add to their accounts through exchanges from other J.P. Morgan Funds;

•

Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) may continue to open Fund accounts for new participants and purchase additional shares in existing participant accounts. Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) may also establish new accounts with the Fund, provided the group employer retirement plan has been accepted for investment by the Fund and its distributor on or before May 2, 2011. Additionally, certain fee-based advisory programs may purchase shares of the Fund for new and existing accounts. These particular programs were accepted for continued investment by the Fund and its distributor on or before May 2, 2011;

•	Current and future JPMorgan SmartRetirement Funds and such other J.P. Morgan Funds as are designated by the J.P. Morgan Funds Board of Trustees will be able to purchase shares of the Fund.

If all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares or reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, after the limited offering dates outlined above, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another J.P. Morgan Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However,

12	HIGHBRIDGE FUNDS

there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems or procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

FEBRUARY 28, 2011	13

How to Do Business with the Fund (continued)

NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Fund’s Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Fund’s Board of Trustees, determines that the pricing service quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully. The Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes.

Decide how much you want to invest.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of.

Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

14	HIGHBRIDGE FUNDS

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-R5)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832 FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-R5)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class R5 Shares may not be exchanged for other J.P. Morgan Funds or other classes of the Fund. If an individual plan participant would like to rollover their interest in Fund shares into an IRA, they can rollover into the Fund’s Class A Shares or into another available class in which they are eligible to invest.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

FEBRUARY 28, 2011	15

How to Do Business with the Fund (continued)

A redemption order must be supported by all appropriate documentation and information in proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

16	HIGHBRIDGE FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. If the Fund’s income not constituting “qualifying income” (for example, from investments in certain commodity-linked derivatives) were to exceed 10% of the Fund’s gross income, the Fund would fail to qualify as a regulated investment company. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently, a reduction in income available for distribution to shareholders. The Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally declares and distributes net investment income, if any, at least quarterly. The Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such entities. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

With respect to taxable shareholders, for federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year of such shareholder beginning before January 1, 2013 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income.

With respect to taxable shareholders, distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2013, generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

With respect to taxable shareholders, it is anticipated that for federal income tax purposes, income and capital gain earned by the Subsidiary and distributed to the Fund and its shareholders will be considered a distribution of net investment income generally taxable as ordinary income.

With respect to taxable shareholders, if you buy shares of the Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund’s investments in derivative instruments, mortgage-backed securities and asset-backed securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The Fund’s transactions in futures contracts, swaps and other derivatives, as well as transactions classified as wash sales for

FEBRUARY 28, 2011	17

Shareholder Information (continued)

U.S. federal income tax purposes, will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above described and other investments to the Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed will be available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the investment adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified schedule of its unconsolidated portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. In addition, from time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

The Fund will disclose its 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

18	HIGHBRIDGE FUNDS

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Management choices
• The Fund could underperform its benchmark due to its securities and asset allocation choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Market conditions

•   The Fund’s share price and performance will fluctuate in response to bond and commodity market movements

•    The value of most bonds will fall when prevailing interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•    Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•    Asset-backed securities (securities representing an interest in, or secured by, a pool of assets such as receivables) could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated, or are defaulted

•    The Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers; therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers

•   Bonds have generally outperformed money market investments over the long term, with less risk than stocks

•   Commodities can act as a hedge against inflation and may be less correlated to changes in the securities market

•   Most bonds will rise in value when interest rates fall

•    Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•   Under normal circumstances the Fund plans to remain fully invested, in accordance with its policies

•    The Fund seeks to limit risk and enhance performance through active management and/or diversification

•    During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high-quality short-term instruments

Short-term trading

•   Increased trading would raise the Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns

	• The Fund could realize gain in a short period of time • The Fund could protect against losses if a security is overvalued and its value later falls	• The Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

FEBRUARY 28, 2011	19

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short selling

•   Short sales may not have the intended effects and may result in losses

•    The Fund may not be able to close out a short position at a particular time or at an acceptable price

•    The Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities

•    Segregated or earmarked assets and posting collateral with respect to short sales may limit the Fund’s investment flexibility

•    Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

•   The Fund could make money and protect against losses if management’s analysis proves correct

•    Short selling may allow the Fund to generate positive returns in declining markets

•    Short selling may allow the Fund to implement insights into sectors it expects to underperform

•   The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk

•    The Fund makes short sales through brokers that the Adviser has determined to be highly creditworthy

Derivatives[1]

•   Derivatives such as futures and swaps[2] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

•    The Fund may have difficulty exiting a derivatives position

•    Derivatives used for risk management or to increase the Fund’s gain may not have the intended effects and may result in losses or missed opportunities

•   Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

•    The counterparty to a derivatives contract could default

•   Derivatives that involve leverage could magnify losses

•    Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•    Certain types of derivatives involve costs to the Fund which can reduce returns

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•   The Fund could make money and protect against losses if management’s analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•   The Fund uses derivatives to increase the Fund’s gain and for hedging and risk management purposes (i.e., to establish or adjust exposure to particular securities or markets), risk management may include management of the Fund’s exposure relative to its benchmark

•    The Fund only establishes hedges that it expects will be highly correlated with underlying positions

•    While the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio

•    The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

1	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because it has claimed an exclusion from such definition.

2	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities or commodities index. A swap is a privately negotiated agreement to exchange one stream of payments for another.

20	HIGHBRIDGE FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds (ETFs)[1] and other investment companies

•   If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•    The price movement of an ETF (whether actively or passively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies help to manage smaller cash flows

•    Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, the Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•    Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Fund’s Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•    Under SEC Rule 12d1-1, the Fund may invest in both affiliated and unaffiliated money market funds without limit subject to the Fund’s investment policies and restrictions and the conditions of the rule

1	Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

FEBRUARY 28, 2011	21

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. The returns reflect the returns for the Fund’s Class A, Class C and Select Class Shares, which are not offered in this prospectus, as the Class R5 Shares commenced operations after the end of the last fiscal year. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Redemption fees
Highbridge Dynamic Commodities Strategy Fund
Class A
January 13, 2010(e) through October 31, 2010	$15.00	$(0.17	)(f)	$3.07	(g)	$2.90	$—	(h)

Class C
January 13, 2010(e) through October 31, 2010	15.00	(0.23	)(f)	3.07	(g)	2.84	—	(h)

Select Class
January 13, 2010(e) through October 31, 2010	15.00	(0.14	)(f)	3.09	(g)	2.95	—	(h)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.
(g)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Had this error not been reimbursed, the net realized and unrealized gains (losses) on investments per share would have been $3.08 and the total return would have been 19.60% for Select Class Shares. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return for Class A and Class C Shares.
(h)	Amount rounds to less than $0.01.

22	HIGHBRIDGE FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$17.90	19.33	%(g)	$38,127	1.64%	(1.39)%	2.26%	0%

17.84	18.93	(g)	9,832	2.14	(1.88)	2.71	0

17.95	19.67	(g)	437,453	1.39	(1.14)	2.15	0

FEBRUARY 28, 2011	23

HOW TO REACH US

MORE INFORMATION

For investors who want more information on this Fund, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295

©JPMorgan Chase & Co., 2011 All rights reserved. February, 2011. PR-HDCSR5-211

Prospectus

JPMorgan Access Funds

Class A & Class C Shares

JPMorgan Access Balanced Fund	Class/Ticker: A/JXBAX; C/JXBCX
JPMorgan Access Growth Fund	Class/Ticker: A/JXGAX; C/JXGCX

November 1, 2010, as supplemented December 27, 2010 and May 2, 2011

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Access Balanced Fund

Class/Ticker: A/JXBAX; C/JXBCX

What is the goal of the Fund?

The Fund seeks total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 21 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	4.50%	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees[1]	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75
Other Expenses	0.41	0.40
Shareholder Service Fees[1]	0.25	0.25
Remainder of Other Expenses	0.16	0.15
Acquired Fund (Underlying Fund) Fees and Expenses	0.79	0.79

Total Annual Fund Operating Expenses[1]	2.45	2.94

1	The shares of the affiliated Underlying Funds in which the Fund invests a portion of its assets impose a separate investment advisory fee and a shareholder service fee. To avoid charging an investment advisory fee and a shareholder service fee at an effective rate above 1.00% for investment advisory services and 0.25% for shareholder servicing on affiliated investments, the investment advisor and shareholder servicing agent will waive investment advisory and shareholder service fees in an amount equal to the weighted average pro rata amount of affiliated investment advisory fees and affiliated shareholder service fees charged by the Underlying Funds. After such waivers, the net expenses for the Fund would have been 2.07% for Class A and 2.56% for Class C shares. The Fund’s service providers may discontinue these waivers at any time.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	687	1,179	1,697	3,111
CLASS C SHARES ($)	397	910	1,548	3,261

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	687	1,179	1,697	3,111
CLASS C SHARES ($)	297	910	1,548	3,261

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests in a combination of domestic and international equity, fixed income, and alternative assets, as described below. The Fund invests in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), unaffiliated open-end and closed-end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), exchange traded funds (ETFs) and directly in individual securities. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the Securities and Exchange Commission (SEC), the Fund invests directly in other financial instruments, including derivatives, such as futures, swaps and structured investments, to gain exposure to or to overweight or underweight allocations among various sectors or markets.

The Funds’ adviser is J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) and it sets the Fund’s overall investment

NOVEMBER 1, 2010	1

JPMorgan Access Balanced Fund (continued)

strategies. The Fund is managed by J.P. Morgan Private Investments Inc. (JPMPI). JPMPI utilizes an allocation process (Strategic Asset Allocations) to invest the Fund’s assets across the various asset classes and with various sub-advisers. JPMPI and JPMIM use rigorous criteria to select sub-advisers and underlying fund managers to manage certain portions of the Fund’s assets. In choosing whether to buy or sell an investment and to set their allocations, JPMPI considers the following factors: (1) market trends, (2) JPMPI’s outlook for a market capitalization or investment style category, and (3) an underlying fund manager’s performance in various market conditions. JPMPI will also consider the advantages and disadvantages to the Fund of using actively versus passively managed investment vehicles. By combining the strengths of different sub-advisers and underlying fund managers, the Fund seeks to benefit from a variety of investment selection processes and methodologies to achieve its investment objective.

The descriptions below include both the range that the Fund may invest within a particular asset class and the various investments that the Fund may use to gain exposure to such asset class. JPMPI frequently monitors and may make tactical changes to the Strategic Asset Allocations, including shifts among the various asset classes and allocations to the other sub-advisers and underlying fund managers.

U.S. and International Equity: The allocation range will typically be 30%–70% of the Fund’s total assets. The Fund’s equity-related investments consist of J.P. Morgan Funds, unaffiliated investment companies, ETFs, and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class are: common stock, preferred stock, structured investments, convertible securities, depository receipts and warrants to buy common stocks. The Fund invests in foreign and emerging market securities.

U.S. and International Fixed Income: The allocation range will typically be 25%–60% of the Fund’s total assets. The Fund’s fixed income investments include J.P. Morgan Funds, unaffiliated investment companies, ETFs, and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class include: U.S. government securities (including agencies and instrumentalities), municipal bonds (including housing authority obligations), domestic and foreign corporate bonds, high yield securities (junk bonds), loan participations and assignments, debt obligations issued or guaranteed by a foreign sovereign governments or its agencies, authorities or political subdivisions, mortgage-backed and asset-backed securities, inflation-indexed bonds, and Treasury Inflation Protected Securities (TIPS).

Alternative: The allocation range will typically be 0%–30% of the Fund’s total assets. The Fund’s alternative-related investments include J.P. Morgan Funds, unaffiliated investment companies and ETFs. Whether investing through a mutual fund or directly in securities, the investments in this asset class give the Fund exposure to: market neutral strategies, absolute return strategies, directional strategies, real estate (including REITs), private equity, mezzanine debt and commodities.

The Fund may invest in ETFs in order to gain exposure to particular asset classes. An ETF is a registered investment company that seeks to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses structured notes as tools in the management of portfolio assets. In particular, the Fund uses structured notes for risk management and to increase the Fund’s income or gain. To the extent that the Fund invests in underlying funds, such underlying funds may also use derivatives.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Investments in Mutual Funds Risk. The Fund’s investments are concentrated in J.P. Morgan Funds and unaffiliated investment companies, so the Fund’s investment performance is directly related to the performance of the underlying funds. Shareholders will indirectly bear the expenses incurred by the underlying funds.

ETF Risk. The Fund and underlying funds may invest in shares of other investment companies, including ETFs. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The price movement of an ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Foreign Securities and Emerging Market Risks. Underlying funds that invest in foreign issuers are subject to additional risks including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on invest-

2	JPMORGAN ACCESS FUNDS

ment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Country and Region Risk. Some of the underlying funds concentrate their investments in securities of a single country or region (e.g., China Region, India, Latin America or Russia). Because these underlying funds concentrate their investments in a single country or region, their performance may be more volatile than that of a fund that can invest globally.

Currency Risk. The underlying funds are subject to risks associated with foreign currency. Certain underlying funds are not required to hedge their non-dollar investments back to the U.S. dollar for defensive purposes. As a result, changes in foreign currency exchange rates will affect the value of certain underlying funds’ securities and the price of the underlying funds’ shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets may be more volatile and generally are not as regulated as securities markets.

Equity Securities Risk. Some of the underlying funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the stocks held by an underlying fund goes down, the value of your investment in the Fund will be affected.

Fixed Income Securities Risk. Some of the underlying funds invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of a fund’s investments generally drops. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. When the value of investments in the Fund or underlying fixed income funds goes down, the value of your investment in the Fund will be affected.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund or the underlying funds. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund or the underlying funds to sell such investments.

High Yield Securities Risk. Certain of the underlying funds may invest in securities that are issued by companies which are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Real Estate Securities Risk. Certain of the underlying funds may invest in real estate securities, including real estate investment trusts (REITs), which are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Commodity Risk. Certain underlying funds have exposure to commodities. Exposure to commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Derivatives Risk. The Fund and certain of the underlying funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund and the underlying funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund and certain of the underlying funds may use derivatives for non-hedging purposes, which increases the Fund’s or the underlying funds’ potential for loss.

Structured Note Risk. The Fund, or certain of the underlying funds, invest in commodity, currency, equity and fixed income linked structured notes. Structured notes are typically privately negotiated transactions between two or more parties. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid

NOVEMBER 1, 2010	3

JPMorgan Access Balanced Fund (continued)

market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Index Investing Risk. Certain of the underlying funds, including ETFs, in which the Fund may invest are index funds. Index funds are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s performance may not correlate with the performance of the index.

Preferred Stock Risk. The Fund and certain underlying funds may invest in preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Government Securities Risk. The Fund and certain of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities.) Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund commenced operations on September 30, 2009 and therefore, has not yet operated for a full calendar year. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. An appropriate broad-

based index also will be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-adviser

Portfolio Manager	Managed Fund Since	Primary Title with Investment Sub-adviser
J.P. Morgan Private Investments Inc.
Richard Madigan	2009	Managing Director
Ken Louie	2009	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	JPMORGAN ACCESS FUNDS

JPMorgan Access Growth Fund

Class/Ticker: A/JXGAX; C/JXGCX

What is the goal of the Fund?

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 21 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	4.50%	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees[1]	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75
Other Expenses	0.44	0.43
Shareholder Service Fees[1]	0.25	0.25
Remainder of Other Expenses	0.19	0.18
Acquired Fund (Underlying Fund) Fees and Expenses	0.77	0.77

Total Annual Fund Operating Expenses[1]	2.46	2.95

1	The shares of the affiliated Underlying Funds in which the Fund invests a portion of its assets impose a separate investment advisory fee and a shareholder service fee. To avoid charging an investment advisory fee and a shareholder service fee at an effective rate above 1.00% for investment advisory services and 0.25% for shareholder servicing on affiliated investments, the investment advisor and shareholder servicing agent will waive investment advisory and shareholder service fees in an amount equal to the weighted average pro rata amount of affiliated investment advisory fees and affiliated shareholder service fees charged by the Underlying Funds. After such waivers, the net expenses for the Fund would have been 2.08% for Class A and 2.57% for Class C shares. The Fund’s service providers may discontinue these waivers at any time.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	688	1,182	1,702	3,120
CLASS C SHARES ($)	398	913	1,552	3,271

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	688	1,182	1,702	3,120
CLASS C SHARES ($)	298	913	1,552	3,271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests in a combination of domestic and international equity, fixed income, and alternative assets, as described below. The Fund invests in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), unaffiliated open-end and closed-end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), exchange traded funds (ETFs) and directly in individual securities. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the Securities and Exchange Commission (SEC), the Fund invests directly in other financial instruments, including derivatives, such as futures, swaps and structured investments, to gain exposure to or to overweight or underweight allocations among various sectors or markets.

The Funds’ adviser is J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) and it sets the Fund’s overall investment

NOVEMBER 1, 2010	5

JPMorgan Access Growth Fund (continued)

strategies. The Fund is managed by J.P. Morgan Private Investments Inc. (JPMPI). JPMPI utilizes an allocation process (Strategic Asset Allocations) to invest the Fund’s assets across the various asset classes and with various sub-advisers. JPMPI and JPMIM use rigorous criteria to select sub-advisers and underlying fund managers to manage certain portions of the Fund’s assets. In choosing whether to buy or sell an investment and to set their allocations, JPMPI considers the following factors: (1) market trends, (2) JPMPI’s outlook for a market capitalization or investment style category, and (3) an underlying fund manager’s performance in various market conditions. JPMPI will also consider the advantages and disadvantages to the Fund of using actively versus passively managed investment vehicles. By combining the strengths of different sub-advisers and underlying fund managers, the Fund seeks to benefit from a variety of investment selection processes and methodologies to achieve its investment objective.

The descriptions below include both the range that the Fund may invest within a particular asset class and the various investments that the Fund may use to gain exposure to such asset class. JPMPI frequently monitors and may make tactical changes to the Strategic Asset Allocations, including shifts among the various asset classes and allocations to the other sub-advisers and underlying fund managers.

U.S. and International Equity: The allocation range will typically be 30%–70% of the Fund’s total assets. The Fund’s equity-related investments consist of J.P. Morgan Funds, unaffiliated investment companies, ETFs, and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class are: common stock, preferred stock, structured investments, convertible securities, depository receipts and warrants to buy common stocks. The Fund invests in foreign and emerging market securities.

U.S. and International Fixed Income: The allocation range will typically be 25%–60% of the Fund’s total assets. The Fund’s fixed income investments include J.P. Morgan Funds, unaffiliated investment companies, ETFs, and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class include: U.S. government securities (including agencies and instrumentalities), municipal bonds (including housing authority obligations), domestic and foreign corporate bonds, high yield securities (junk bonds), loan participations and assignments, debt obligations issued or guaranteed by a foreign sovereign governments or its agencies, authorities or political subdivisions, mortgage-backed and asset-backed securities, inflation-indexed bonds, and Treasury Inflation Protected Securities (TIPS).

Alternative: The allocation range will typically be 0%–30% of the Fund’s total assets. The Fund’s alternative-related investments include J.P. Morgan Funds, unaffiliated investment companies and ETFs. Whether investing through a mutual fund or directly in securities, the investments in this asset class give the Fund exposure to: market neutral strategies, absolute return strategies, directional strategies, real estate (including REITs), private equity, mezzanine debt and commodities.

The Fund may invest in ETFs in order to gain exposure to particular asset classes. An ETF is a registered investment company that seeks to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses structured notes as tools in the management of portfolio assets. In particular, the Fund uses structured notes for risk management and to increase the Fund’s income or gain. To the extent that the Fund invests in underlying funds, such underlying funds may also use derivatives.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Investments in Mutual Funds Risk. The Fund’s investments are concentrated in J.P. Morgan Funds and unaffiliated investment companies, so the Fund’s investment performance is directly related to the performance of the underlying funds. Shareholders will indirectly bear the expenses incurred by the underlying funds.

ETF Risk. The Fund and underlying funds may invest in shares of other investment companies, including ETFs. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The price movement of an ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Foreign Securities and Emerging Market Risks. Underlying funds that invest in foreign issuers are subject to additional risks including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on invest-

6	JPMORGAN ACCESS FUNDS

ment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Country and Region Risk. Some of the underlying funds concentrate their investments in securities of a single country or region (e.g., China Region, India, Latin America or Russia). Because these underlying funds concentrate their investments in a single country or region, their performance may be more volatile than that of a fund that can invest globally.

Currency Risk. The underlying funds are subject to risks associated with foreign currency. Certain underlying funds are not required to hedge their non-dollar investments back to the U.S. dollar for defensive purposes. As a result, changes in foreign currency exchange rates will affect the value of certain underlying funds’ securities and the price of the underlying funds’ shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets may be more volatile and generally are not as regulated as securities markets.

Equity Securities Risk. Some of the underlying funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the stocks held by an underlying fund goes down, the value of your investment in the Fund will be affected.

Fixed Income Securities Risk. Some of the underlying funds invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of a fund’s investments generally drops. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. When the value of investments in the Fund or underlying fixed income funds goes down, the value of your investment in the Fund will be affected.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund or the underlying funds. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund or the underlying funds to sell such investments.

High Yield Securities Risk. Certain of the underlying funds may invest in securities that are issued by companies which are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Real Estate Securities Risk. Certain of the underlying funds may invest in real estate securities, including real estate investment trusts (REITs), which are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Commodity Risk. Certain underlying funds have exposure to commodities. Exposure to commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Derivatives Risk. The Fund and certain of the underlying funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund and the underlying funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund and certain of the underlying funds may use derivatives for non-hedging purposes, which increases the Fund’s or the underlying funds’ potential for loss.

Structured Note Risk. The Fund, or certain of the underlying funds, invest in commodity, currency, equity and fixed income linked structured notes. Structured notes are typically privately negotiated transactions between two or more parties. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid

NOVEMBER 1, 2010	7

JPMorgan Access Growth Fund (continued)

market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Index Investing Risk. Certain of the underlying funds, including ETFs, in which the Fund may invest are index funds. Index funds are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s performance may not correlate with the performance of the index.

Preferred Stock Risk. The Fund and certain underlying funds may invest in preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Government Securities Risk. The Fund and certain of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities.) Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund commenced operations on September 30, 2009 and therefore, has not yet operated for a full calendar year. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. An appropriate broad-

based index also will be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-adviser

Portfolio Manager	Managed Fund Since	Primary Title with Investment Sub-adviser
J.P. Morgan Private Investments Inc.
Richard Madigan	2009	Managing Director
Ken Louie	2009	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	JPMORGAN ACCESS FUNDS

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

The principal types of securities and the main strategies that each Fund currently anticipates using are summarized in the Fund’s Risk/Return Summary. The Funds may utilize these investments and strategies to a greater or lesser degree in the future.

JPMIM may hire additional sub-advisers to manage any of the asset classes described under each Fund’s “What are the Fund’s main investment strategies?” section in the “Risk/Return Summary”. When using sub-advisers to manage each Fund’s assets, the Adviser, subject to certain conditions and oversight by the Funds’ Board of Trustees, will have the right to hire, terminate, or replace sub-advisers without shareholder approval. Each Fund will notify shareholders of changes to subadvisers. Please see “The Funds’ Investment Adviser and Sub-advisers” on page 16 for more details.

Ordinarily, each Fund will limit its investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets. The SEC has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations. If a Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs.

Each Fund may short sell securities.

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL POLICIES
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for each Fund can be changed without the consent of a majority of the outstanding shares of that Fund. All fundamental policies are identified in the Statement of Additional Information.

INVESTMENT RISKS

There can be no assurance that the Funds will achieve their investment objectives.

The main risks associated with investing in the Funds are summarized in “Risk/Return Summaries” at the front of this prospectus. The other funds in which the Funds may invest are referred to in this prospectus as the “underlying funds.” More detailed descriptions of the main risks and additional risks of the Funds and the risks of the underlying funds are described below.

Please note that the Funds also may use strategies that are not described herein, but which are described in the Statement of Additional Information.

Investments in Mutual Funds Risk. Each Fund’s investments are concentrated in J.P. Morgan Funds and unaffiliated investment companies, so the Fund’s investment performance is directly related to the performance of the underlying funds. A Fund’s net asset value will change with changes in the international equity and fixed income markets and the value of the mutual funds in which it invests. In addition, a Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Funds’ Adviser or its affiliates provide services to and receive fees from the J.P. Morgan Funds, investments by a Fund in J.P. Morgan Funds benefit the Adviser and/or its affiliates. In addition, a Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest because a situation could occur where an action for the Fund could be adverse to the interest of an underlying fund or vice versa. If a Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Foreign Securities and Emerging Markets Risks. Because the underlying funds may invest in securities of foreign issuers denominated in non-U.S. currencies, an investment in a Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect a Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less

NOVEMBER 1, 2010	9

More About the Funds (continued)

liquid than securities issued in more developed countries. A Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, a Fund’s yield on those securities would be decreased.

Country and Region Risk. Some of the underlying funds concentrate their investments in securities of a single country or region (e.g., China Region, India, Latin America or Russia). Because these underlying funds concentrate their investments in a single country or region, their performance may be more volatile than that of a fund that can invest globally. In addition to the general risks associated with foreign securities and emerging markets, investments in some countries and/or regions may be considered speculative and the underlying fund may be more vulnerable to a single political, social, economic or market event than a fund with broader investment authority.

Currency Risk. The underlying funds are subject to risks associated with foreign currency. Certain underlying funds are not required to hedge their non-dollar investments back to the U.S. dollar for defensive purposes. As a result, changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of that Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments dominated by that currency. Currency markets generally are not as regulated as securities markets.

Equity Securities Risk. Some of the underlying funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the underlying fund invests) may decline over short or extended periods of time. When the value of an underlying fund’s securities goes down, your investment in the underlying fund decreases in value.

Fixed Income Securities Risk. Some of the underlying funds invest in fixed income securities. Fixed income securities are subject to interest rate risk and credit risk as well as the risks associated with the types of securities (e.g. mortgage-backed securities and other asset-backed securities risk and high yield securities risk). These securities will increase or decrease in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of a fund’s investments generally drops. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. When the value of investments in a Fund or underlying fixed income funds goes down, the value of your investment in the Fund will be affected.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by a Fund or an underlying fund. Such defaults could result in losses to that Fund or underlying fund. In addition, the credit quality of securities held by a Fund or underlying fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund or underlying fund. Lower credit quality also may affect liquidity and make it difficult for a Fund or underlying fund to sell the security. The Funds may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

High Yield Securities Risk. Some of the underlying funds may invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Real Estate Securities Risk. Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real

10	JPMORGAN ACCESS FUNDS

estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Commodity Risk. Certain underlying funds will have a significant portion of its assets concentrated in commodity-linked securities. Developments affecting commodities will have a disproportionate impact on such underlying funds. An underlying fund’s investment in commodity-linked derivative instruments may subject the underlying fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of a Fund’s net asset value), and there can be no assurance that a Fund’s use of leverage will be successful.

Derivatives Risk. The underlying funds and the Funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s or underlying fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund or underlying fund, and the cost of such strategies may reduce a Fund’s or underlying fund’s returns. Derivatives also expose a Fund and underlying fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations,) including credit risk of the derivative counterparty. In addition, a Fund may use derivatives for non-hedging purposes, which increases a Fund’s or underlying fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund or underlying fund may be more volatile than if the Fund or underlying fund had not been leveraged because leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s or underlying fund’s portfolio securities. A Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the underlying funds are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

A Fund’s or underlying fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund or underlying fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact a Fund’s or underlying fund’s after-tax returns.

In addition to the risks associated with derivatives in general, a Fund or underlying fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which a Fund or underlying fund and a swap counterparty enter as principals, a Fund or underlying fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. A Fund or underlying fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Index Investing Risk. Underlying funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by the underlying fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the underlying fund were not fully invested in such securities.

NOVEMBER 1, 2010	11

More About the Funds (continued)

Direct Investment Risks. Although a Fund mainly invests in other J.P. Morgan Funds, unaffiliated investment companies and ETFs, it may also invest directly in derivatives and securities as part of its strategic allocation strategy to increase or manage its exposure to particular markets or types of securities. There is no guarantee that the use of such investments will produce the intended result. In addition, derivatives and securities are subject to additional risks specific to their structure, sector or market as discussed above (e.g., derivatives are subject to derivatives risk; futures on foreign securities are subject to foreign investment and emerging market risks; debt securities are subject to credit risk). Depending on the type of security, the market value may move up and down, sometimes rapidly and unpredictably, causing a security to be worth less than the price originally paid for it. To the extent that a security decreases in value, the value of your investment in the Fund will be affected.

Government Securities Risk. The Funds and underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Redemption Risk. The Funds or an underlying fund may need to sell its holdings in order to meet shareholder redemption requests. A Fund or underlying fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund or underlying fund wishes to or is required to sell are illiquid. The Fund or underlying fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

TEMPORARY DEFENSIVE AND CASH POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. In addition, the Funds may invest in cash and cash equivalents as a principal investment strategy. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

Expenses of Underlying Funds. The Acquired Fund (Underlying Fund) Fees and Expenses reflected in each Fund’s “Annual Fund Operating Expenses” table are based on the estimated target allocation of that Fund’s assets among the underlying funds including ETFs as of the date of this prospectus. Each Fund invests in Class R6 Shares or the equivalent of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R6 Shares, the Fund will invest in Institutional Class Shares or the equivalent. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in expenses of the underlying funds, as well as allocations of each Fund’s assets, and may be higher or lower than those shown. Acquired Fund (Underlying Fund) Fees and Expenses include dividend expenses related to short sales by the underlying funds.

EXPENSE LIMITATION

The Funds’ adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A and Class C Shares (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.75% and 2.25%, respectively, of the average daily net assets of Class A and Class C Shares. This contract cannot be terminated prior to 11/1/11, at which time the Service Providers will determine whether or not to renew or revise it.

12	JPMORGAN ACCESS FUNDS

The shares of the affiliated underlying funds in which each Fund invests a portion of its assets impose a separate investment advisory fee and a shareholder service fee. To avoid charging a investment advisory fee and a shareholder service fee at an effective rate above 1.00% for investment advisory and 0.25% for shareholder servicing on affiliated investments, the investment adviser and shareholder servicing agent will waive investment advisory and shareholder service fees with respect to each Fund in an amount equal to the weighted average pro rata amount of affiliated investment advisory fees and affiliated shareholder service fees charged by the underlying funds. After such waivers, the net expenses for the Access Balanced Fund would have been 2.07% and 2.56% for Class A and Class C Shares, respectively and for the Access Growth Fund would have been 2.08% and 2.57% for Class A and Class C Shares, respectively.

NOVEMBER 1, 2010	13

The Funds’ Management and Administration

Each Fund is a series of JPMorgan Trust I (JPMT I), a Delaware statutory trust. The Trust is governed by Trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser and Sub-advisers

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund, and J.P. Morgan Private Investments Inc. (JPMPI); Capital Guardian Trust Company-Personal Investment Management Division (Capital); Fiduciary Management, Inc. (FMI); Manning & Napier Advisors, Inc. (M&N); Osterweis Capital Management LLC (Osterweis); Shenkman Capital Management, Inc. (Shenkman); TAMRO Capital Partners LLC (TAMRO); TimesSquare Capital Management, LLC (TimesSquare) and Tradewinds Global Investors, LLC (Tradewinds) are the investment sub-advisers. JPMPI, Capital, FMI, M&N, Osterweis, Shenkman, TAMRO, TimesSquare and Tradewinds are each responsible for the day-to-day investment decisions of its portion of the Fund. The allocation of the assets of each Fund among JPMPI, Capital, FMI, M&N, Osterweis, Shenkman, TAMRO, TimesSquare and Tradewinds will be determined by JPMIM, subject to the review of the Board of Trustees. JPMIM, not the Fund, will pay the sub-advisers for their services.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMPI is a wholly-owned subsidiary of JPMorgan Chase. JPMIM is located at 270 Park Avenue, New York, NY 10017; JPMPI is located at 270 Park Avenue, New York, NY 10017; Capital is located at 333 South Hope Street, Los Angeles, CA 90071; FMI is located at 100 E. Wisconsin Avenue, Suite 2200, Milwaukee, WI 53202; M&N is located at 290 Woodcliff Drive, Fairport, NY 14450; Osterweis is located at One Maritime Plaza, Suite 800, San Francisco, CA 94111; Shenkman is located at 461 Fifth Avenue, 22nd Floor, New York, NY 10017; TAMRO is

located at 1660 Duke Street, Suite 200, Alexandria, VA 22314; TimesSquare is located at 1177 Avenue of the Americas, Floor 39, New York, NY 10036 and Tradewinds is located at 2049 Century Park East, 20th Floor, Los Angeles, CA 90067.

JPMIM may serve as the “manager of managers” for the Funds and will have responsibility for monitoring and coordinating the overall management of the Funds. In this capacity, JPMIM: (i) evaluates, selects, and recommends to the Trustees affiliated and unaffiliated sub-advisers needed to manage all or part of the assets of the Funds; (ii) reviews the Funds’ portfolio holdings and monitors concentration in a particular security or industry; (iii) monitors and evaluates the sub-advisers’ investment programs and results as well as the performance of sub-advisers relative to the applicable benchmark indexes; and (iv) reviews the Funds’ compliance with its investment objectives, strategies, policies and restrictions.

JPMIM may also directly manage certain portions of the Funds. The sub-adviser(s), and JPMIM to the extent it directly manages certain portions of the Funds, are responsible for deciding which securities to purchase and sell for their respective portions of the Funds and for placing orders for each Fund’s transactions.

JPMIM has obtained an exemptive order of the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, (the Exemptive Order), pursuant to which JPMIM is permitted, subject to supervision and approval of the Trust’s Trustees, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without such agreements being approved by the shareholders of each Fund. JPMIM may not enter into any sub-advisory agreement with an affiliated sub-advisor without such agreement being approved by shareholders of each Fund.

Accordingly, each Fund and JPMIM may hire, terminate, or replace unaffiliated sub-advisers without shareholder approval (except as noted above), including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. JPMIM will continue to have the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement.

Shareholders will be notified of any changes in sub-advisers. Shareholders of each Fund have the right to terminate a sub-advisory agreement for each Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. The Exemptive Order also permits each Fund to disclose to shareholders the management fees only in the aggregate.

Each Fund pays the Adviser a management fee of 1.00% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in approving the investment advisory and sub-advisory

14	JPMORGAN ACCESS FUNDS

agreements for each Fund will be available in the shareholder report for the period after the first re-approval of the investment advisory and sub-advisory agreements.

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of the responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

The senior portfolio management team consists of Richard Madigan, Managing Director of JPMorgan Chase Bank, N.A. and Head of the Access Funds Investment Team at J.P. Morgan Private Investments Inc. and Ken Louie, Executive Director. The team is led by Mr. Madigan who, in addition to Mr. Louie, formulates the asset allocation strategy for each of the Funds, as well as determines which of the underlying investment strategies should be used as investments in the portfolio. In addition to being the Chief Investment Officer for the JPMorgan Global Access Portfolios since 2005, Mr. Madigan is also a senior member of the J.P. Morgan Private Bank Strategy Team responsible for the development of investment strategy, including tactical and strategic asset allocation for over $600 billion in high net worth client assets. Prior to joining JPMorgan in 2002, Mr. Madigan was Head of Emerging Markets Investments and Portfolio Manager at Offitbank, a New York-based wealth management boutique from 1998–2002, where he managed in excess of $1 billion in both on and off-shore portfolios, including the firm’s flagship emerging markets mutual fund. Mr. Louie is an investment strategist on the Global Markets Strategy Team at J.P. Morgan Private Bank and has served as a portfolio manager for the JPMorgan Global Access Portfolios since 2009. An employee since 1990, Mr. Louie previously managed over $6 billion in high net worth and private foundation assets at Global Wealth Management.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A and Class C Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor

NOVEMBER 1, 2010	15

The Funds’ Management and Administration (continued)

sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

Unaffiliated underlying funds’ service providers may, at their own expense and out of their own legitimate profits, make payments to the Fund’s sub-adviser, JPMPI and/or its affiliates, in connection with the Fund’s investments in such unaffiliated underlying funds. Such payments will not represent an additional expense to the Fund or to its shareholders, but may provide JPMPI and its affiliates with an incentive to favor investments in those unaffiliated underlying funds over other investment options available. Furthermore, JPMDS will waive shareholder service fees with respect to the Fund in an amount equal to the corresponding fees received by JPMDS from unaffiliated underlying funds.

16	JPMORGAN ACCESS FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Only Qualified Investors may purchase shares. For the purposes of the Funds, Qualified Investors are trusts, fiduciary accounts, investment management and other investment clients of JPMorgan Chase Bank and its affiliates and self-directed clients of J.P. Morgan Securities Inc. (each, a Financial Intermediary). Officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also purchase shares directly from the Funds.

Current shareholders of the Funds that are no longer Qualified Investors may also purchase additional shares of the applicable Fund directly from the Fund or through financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase

NOVEMBER 1, 2010	17

How to Do Business with the Funds (continued)

and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the

JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A and Class C Shares. Class A and Class C Shares are available to Qualified Investors meeting the class’ minimum and eligibility requirements.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an up-front sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares

18	JPMORGAN ACCESS FUNDS

were purchased. The CDSC may be waived for certain redemptions.

Class C Shares have higher Rule 12b-1 fees than Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class A Shares.

There is no maximum investment amount for Class C Shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the Rule 12b-1 fees, which are lower for Class A Shares than Class C Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

How much do shares cost?

Shares are sold at net asset value (NAV) per share plus a sales charge, if any. This is also known as the offering price.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The NAV of a Fund is calculated based on the reported NAV of the various underlying funds as well as the market value of a Fund’s direct investments. The market value of an underlying fund’s investments and a Funds’ direct investments is determined primarily on the basis of readily available market quotations for the fund’s portfolio securities. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s or an underlying fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Fund’s Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days that the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A and Class C Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25.

Certain new accounts for officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

With respect to both Class A and Class C Shares, a lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — In which shares can I automatically invest on a systematic basis?”

If you are purchasing shares directly from the Fund, complete the Account Application. Be sure to sign up for all of the

NOVEMBER 1, 2010	19

How to Do Business with the Funds (continued)

account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares —When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

20	JPMORGAN ACCESS FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

In which shares can I automatically invest on a systematic basis?

You may purchase additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100.

To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell Class A and Class C Shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charges for Class A and Class C Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Funds’ Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class C Shares of the Fund, visit www.jpmorganaccessfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

TOTAL SALES CHARGE FOR FUND[1]
Amount of Purchases	Sales Charge as a % of the Offering Price	Sales Charge as a % of Your Investment	Commission as a % of Offering Price
Less than $100,000	4.50	4.71	4.05
$100,000–$249,999	3.50	3.63	3.05
$250,000–$499,999	2.50	2.56	2.05
$500,000–$999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1 million or more in a Fund.

**

If you purchased $1 million or more of Class A Shares of the Funds prior to 7/1/10 and were not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1.00% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase and 0.50% of the purchase price if you redeem any or all of the Class A Shares of a Fund between 12 and 18 months after purchase. If you purchase $1 million or more of Class A Shares of the Fund on or after 7/1/10 and were not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1.00% of the purchase price if you redeem any or all of the Class A Shares of the Fund during the first 18 months after purchase. These charges apply to all your purchases, except for those purchases prior to 11/1/09 when the Distributor received notice before you invested that your Financial Intermediary was waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a

NOVEMBER 1, 2010	21

How to Do Business with the Funds (continued)

non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to the Fund from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of gross sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charge

Each Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the J.P. Morgan Funds in which you invest (as described below) even if such J.P. Morgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all J.P. Morgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the J.P. Morgan Funds that you would like to have one or more J.P. Morgan Funds linked together for purposes of reducing the initial sales charge.

•

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a J.P. Morgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may verify (1) the number of shares of the J.P. Morgan Funds held in your account(s) with the J.P. Morgan Funds, (2) the number of shares of the J.P. Morgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the J.P. Morgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

•

Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A and Class C Shares of one or more J.P. Morgan Funds. You may then combine purchases of Class A Shares of one or more J.P. Morgan Funds you make over the next 13 months with any combined balances of Class A, Class B and Class C Shares held as of the date of the Letter of Intent and pay the same sales charge on the new Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Fund or your Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

22	JPMORGAN ACCESS FUNDS

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors, trustees, retirees and employees and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $1,000 minimum investment requirement, provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Select Class Shares, which are offered in a different prospectus, have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions who have entered into dealer agreements with the Fund or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

•	Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

•

Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•

Certain group retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•

Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a J.P. Morgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another J.P. Morgan Fund.

10.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a J.P. Morgan Fund’s special offering.

NOVEMBER 1, 2010	23

How to Do Business with the Funds (continued)

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

13.	Purchased in Individual Retirement Accounts (IRAs) established initially through an IRA rollover from a qualified retirement plan where J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan. In order for the waiver to apply, your IRA must be established with an investment from a qualified retirement plan (not another IRA), J.P. Morgan Institutional Investments Inc. must be the broker of record for the IRA and you must not utilize the services of another Financial Intermediary with respect to the IRA. In addition, the assets must be invested into the Fund’s IRA option with State Street Bank & Trust Company serving as custodian.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class C Shares

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

How the Class C CDSC Is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class C Shares, the CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class C CDSC

No sales charge is imposed on redemptions of Class C Shares of the Funds:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Redemptions made due to the death of a shareholder or made within one year of initial qualification for Social Security disability payments. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). With respect to a shareholder’s disability, the redemption must be made within one year of such disability. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.

That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

24	JPMORGAN ACCESS FUNDS

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class C Shares of other J.P. Morgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund attributable to Class A Shares.

2.	Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of a Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Limited Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another J.P. Morgan Fund, including Class C Shares of any of the Short Term Bond Funds. Class C Shares of any other J.P. Morgan Fund may be exchanged for Class C Shares of another J.P. Morgan Fund, other than for Class C Shares of the Short Term Bond Funds.

Class C Shares of any J.P. Morgan Fund (except any of the J.P. Morgan money market funds) may also be exchanged for Select Class or Institutional Class Shares of the same J.P. Morgan Fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any contingent deferred sales charge.

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a

NOVEMBER 1, 2010	25

How to Do Business with the Funds (continued)

regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganaccessfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class C Shares of a Fund for Class C Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchange.

2.	The current holding period for your exchanged Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

26	JPMORGAN ACCESS FUNDS

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes, for Class A and Class C Shares only.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge. If you own Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund’s Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

NOVEMBER 1, 2010	27

How to Do Business with the Funds (continued)

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Funds reserve the right to pay part or all of your redemption proceeds in the shares issued by the underlying funds and other readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the minimum required balance and is closed as a result you will not be charged a CDSC, if applicable. For information on minimum required balances, please read “Purchasing Fund Shares —How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

28	JPMORGAN ACCESS FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Each Fund generally declares dividends and distributions on a quarterly basis. The Funds will distribute their net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income. It is unlikely that dividends from the Funds will qualify to any significant extent for designation as qualified dividend income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that a Fund owned for one year or less) that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares of a Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in commodities and other non-securities assets (such as real estate), including through ETFs treated as grantor trusts and derivatives, may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code, and it is possible that such investments could cause a Fund to fail to qualify for favorable tax treatment under the Code. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits would be taxable to shareholders as ordinary income.

A Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, a Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions. In general, if more than 50% of the value of a Fund’s total assets at the close of each taxable year consists of securities issued by foreign governments or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders any foreign taxes that it paid. However, under current law, a Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying Fund.

NOVEMBER 1, 2010	29

Shareholder Information (continued)

A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities, REIT securities, derivative instruments and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

A Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Fund and, therefore, may increase the amount of taxes payable by shareholders. See “Distributions and Tax Matters — Investments in Other Funds” in the Statement of Additional Information.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganaccessfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for request for statements that are older than two years. Please retain all your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganaccessfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganaccessfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganaccessfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

30	JPMORGAN ACCESS FUNDS

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than thirty calendar days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

Each Fund will disclose the uncertified portfolio holdings and allocations to each unaffiliated sub-adviser and the percentage that each represents of the Funds’ total assets as of the most recent month end no sooner than 2 calendar days after month end.

In addition to providing hard copies upon request, the Funds will post these schedules on the Access Funds’ website at www.jpmorganaccessfunds.com. In addition, the quarterly schedules will be posted on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 1, 2010	31

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
	Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Redemption fees		Net asset value, end of period
Access Balanced Fund
Class A
September 30, 2009 (g) through June 30, 2010	$15.00	$0.11	(h)	$(0.51	)(i)	$(0.40)	$(0.11)	$—	(j)	$14.49
Class C
January 4, 2010 (k) through June 30, 2010	15.52	0.03	(h)	(1.05	)(i)	(1.02)	(0.02)	—	(j)	14.48
Access Growth Fund
Class A
September 30, 2009 (g) through June 30, 2010	15.00	0.06	(h)	(0.54)		(0.48)	(0.09)	—	(j)	14.43
Class C
January 4, 2010 (k) through June 30, 2010	15.69	—	(h)(j)	(1.27)		(1.27)	(0.01)	—	(j)	14.41
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds (including J.P. Morgan Funds, other open-end investment companies and Exchange Traded Funds).
(f)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(g)	Commencement of operations.
(h)	Calculated based upon average shares outstanding.
(i)	An affiliate of JPMorgan Chase & Co. will reimburse the Fund for losses incurred from an operational error. There was no impact to the net realized and unrealized gains (losses) on investments per share or total return.
(j)	Amount rounds to less than $0.01.
(k)	Commencement of offering of class of shares.

32	JPMORGAN ACCESS FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

(2.69	)%(i)	$6,977	1.28%	0.94%	1.66%	96%

(6.56	)(i)	13,837	1.77	0.44	2.15	96

(3.27)		8,539	1.31	0.55	1.69	88

(8.12)		19,365	1.80	0.02	2.18	88

NOVEMBER 1, 2010	33

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganaccessfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. 811-21295.

©JPMorgan Chase & Co. 2010 All rights reserved. December 2010. PR-ACCESSAC-1210

Prospectus

JPMorgan Access Funds

Select Class Shares

JPMorgan Access Balanced Fund	Ticker: JXBSX
JPMorgan Access Growth Fund	Ticker: JXGSX

November 1, 2010, as supplemented

December 27, 2010 and May 2, 2011

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Access Balanced Fund

Class/Ticker: Select/JXBSX

What is the goal of the Fund?

The Fund seeks total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Select Class
Management Fees[1]	1.00%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.41
Shareholder Service Fees[1]	0.25
Remainder of Other Expenses	0.16
Acquired Fund (Underlying Fund) Fees and Expenses	0.79

Total Annual Fund Operating Expenses[1]	2.20

1	The shares of the affiliated Underlying Funds in which the Fund invests a portion of its assets impose a separate investment advisory fee and a shareholder service fee. To avoid charging an investment advisory fee and a shareholder service fee at an effective rate above 1.00% for investment advisory services and 0.25% for shareholder servicing on affiliated investments, the investment advisor and shareholder servicing agent will waive investment advisory and shareholder service fees in an amount equal to the weighted average pro rata amount of affiliated investment advisory fees and affiliated shareholder service fees charged by the Underlying Funds. After such waivers, the net expenses for the Fund would have been 1.80% for Select Class shares. The Fund’s service providers may discontinue these waivers at any time.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SELECT CLASS SHARES ($)	223	688	1,180	2,534

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests in a combination of domestic and international equity, fixed income, and alternative assets, as described below. The Fund invests in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), unaffiliated open-end and closed-end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), exchange traded funds (ETFs) and directly in individual securities. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the Securities and Exchange Commission (SEC), the Fund invests directly in other financial instruments, including derivatives, such as futures, swaps and structured investments, to gain exposure to or to overweight or underweight allocations among various sectors or markets.

The Funds’ adviser is J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) and it sets the Fund’s overall investment strategies. The Fund is managed by J.P. Morgan Private Investments Inc. (JPMPI). JPMPI utilizes an allocation process (Strategic Asset Allocations) to invest the Fund’s assets across the various asset classes and with various sub-advisers. JPMPI and JPMIM use rigorous criteria to select sub-advisers and underlying fund managers to manage certain portions of the Fund’s assets. In choosing whether to buy or sell an investment and to set their allocations, JPMPI considers the following factors: (1) market trends, (2) JPMPI’s outlook for a market capitalization or investment style category, and (3) an underlying fund manager’s performance in various market conditions. JPMPI will also consider the advantages and disadvantages to the Fund of using actively versus passively managed investment vehicles. By combining the strengths of different sub-advisers and underlying fund managers, the Fund seeks to benefit from a variety of investment selection processes and methodologies to achieve its investment objective.

The descriptions below include both the range that the Fund may invest within a particular asset class and the various investments that the Fund may use to gain exposure to such asset class. JPMPI frequently monitors and may make tactical changes to the Strategic Asset Allocations, including shifts

NOVEMBER 1, 2010	1

JPMorgan Access Balanced Fund (continued)

among the various asset classes and allocations to the other sub-advisers and underlying fund managers.

U.S. and International Equity: The allocation range will typically be 30%–70% of the Fund’s total assets. The Fund’s equity-related investments consist of J.P. Morgan Funds, unaffiliated investment companies, ETFs, and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class are: common stock, preferred stock, structured investments, convertible securities, depository receipts and warrants to buy common stocks. The Fund invests in foreign and emerging market securities.

U.S. and International Fixed Income: The allocation range will typically be 25%–60% of the Fund’s total assets. The Fund’s fixed income investments include J.P. Morgan Funds, unaffiliated investment companies, ETFs, and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class include: U.S. government securities (including agencies and instrumentalities), municipal bonds (including housing authority obligations), domestic and foreign corporate bonds, high yield securities (junk bonds), loan participations and assignments, debt obligations issued or guaranteed by a foreign sovereign governments or its agencies, authorities or political subdivisions, mortgage-backed and asset-backed securities, inflation-indexed bonds, and Treasury Inflation Protected Securities (TIPS).

Alternative: The allocation range will typically be 0%–30% of the Fund’s total assets. The Fund’s alternative-related investments include J.P. Morgan Funds, unaffiliated investment companies and ETFs. Whether investing through a mutual fund or directly in securities, the investments in this asset class give the Fund exposure to: market neutral strategies, absolute return strategies, directional strategies, real estate (including REITs), private equity, mezzanine debt and commodities.

The Fund may invest in ETFs in order to gain exposure to particular asset classes. An ETF is a registered investment company that seeks to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses structured notes as tools in the management of portfolio assets. In particular, the Fund uses structured notes for risk management and to increase the Fund’s income or gain. To the extent that the Fund invests in underlying funds, such underlying funds may also use derivatives.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Investments in Mutual Funds Risk. The Fund’s investments are concentrated in J.P. Morgan Funds and unaffiliated investment companies, so the Fund’s investment performance is directly related to the performance of the underlying funds. Shareholders will indirectly bear the expenses incurred by the underlying funds.

ETF Risk. The Fund and underlying funds may invest in shares of other investment companies, including ETFs. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The price movement of an ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Foreign Securities and Emerging Market Risks. Underlying funds that invest in foreign issuers are subject to additional risks including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Country and Region Risk. Some of the underlying funds concentrate their investments in securities of a single country or region (e.g., China Region, India, Latin America or Russia). Because these underlying funds concentrate their investments in a single country or region, their performance may be more volatile than that of a fund that can invest globally.

Currency Risk. The underlying funds are subject to risks associated with foreign currency. Certain underlying funds are not required to hedge their non-dollar investments back to the U.S. dollar for defensive purposes. As a result, changes in foreign currency exchange rates will affect the value of certain underlying funds’ securities and the price of the underlying funds’ shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or

2	JPMORGAN ACCESS FUNDS

banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets may be more volatile and generally are not as regulated as securities markets.

Equity Securities Risk. Some of the underlying funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the stocks held by an underlying fund goes down, the value of your investment in the Fund will be affected.

Fixed Income Securities Risk. Some of the underlying funds invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of a fund’s investments generally drops. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. When the value of investments in the Fund or underlying fixed income funds goes down, the value of your investment in the Fund will be affected.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund or the underlying funds. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund or the underlying funds to sell such investments.

High Yield Securities Risk. Certain of the underlying funds may invest in securities that are issued by companies which are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Real Estate Securities Risk. Certain of the underlying funds may invest in real estate securities, including real estate investment trusts (REITs), which are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Commodity Risk. Certain underlying funds have exposure to commodities. Exposure to commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Derivatives Risk. The Fund and certain of the underlying funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund and the underlying funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund and certain of the underlying funds may use derivatives for non-hedging purposes, which increases the Fund’s or the underlying funds’ potential for loss.

Structured Note Risk. The Fund, or certain of the underlying funds, invest in commodity, currency, equity and fixed income linked structured notes. Structured notes are typically privately negotiated transactions between two or more parties. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Index Investing Risk. Certain of the underlying funds, including ETFs, in which the Fund may invest are index funds. Index funds are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s performance may not correlate with the performance of the index.

Preferred Stock Risk. The Fund and certain underlying funds may invest in preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Government Securities Risk. The Fund and certain of the underlying funds invest in securities issued or guaranteed by the U.S.

NOVEMBER 1, 2010	3

JPMorgan Access Balanced Fund (continued)

government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities.) Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund commenced operations on September 30, 2009 and therefore, has not yet operated for a full calendar year. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. An appropriate broad-based index also will be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-adviser

Portfolio Manager	Managed Fund Since	Primary Title with Investment Sub-adviser
J.P. Morgan Private Investments Inc.
Richard Madigan	2009	Managing Director
Ken Louie	2009	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	JPMORGAN ACCESS FUNDS

JPMorgan Access Growth Fund

Class/Ticker: Select/JXGSX

What is the goal of the Fund?

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Select Class
Management Fees[1]	1.00%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.45
Shareholder Service Fees[1]	0.25
Remainder of Other Expenses	0.20
Acquired Fund (Underlying Fund) Fees and Expenses	0.77

Total Annual Fund Operating Expenses[1]	2.22

1	The shares of the affiliated Underlying Funds in which the Fund invests a portion of its assets impose a separate investment advisory fee and a shareholder service fee. To avoid charging an investment advisory fee and a shareholder service fee at an effective rate above 1.00% for investment advisory services and 0.25% for shareholder servicing on affiliated investments, the investment advisor and shareholder servicing agent will waive investment advisory and shareholder service fees in an amount equal to the weighted average pro rata amount of affiliated investment advisory fees and affiliated shareholder service fees charged by the Underlying Funds. After such waivers, the net expenses for the Fund would have been 1.80% for Select Class shares. The Fund’s service providers may discontinue these waivers at any time.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SELECT CLASS SHARES ($)	225	694	1,190	2,554

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests in a combination of domestic and international equity, fixed income, and alternative assets, as described below. The Fund invests in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), unaffiliated open-end and closed-end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), exchange traded funds (ETFs) and directly in individual securities. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the Securities and Exchange Commission (SEC), the Fund invests directly in other financial instruments, including derivatives, such as futures, swaps and structured investments, to gain exposure to or to overweight or underweight allocations among various sectors or markets.

The Funds’ adviser is J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) and it sets the Fund’s overall investment strategies. The Fund is managed by J.P. Morgan Private Investments Inc. (JPMPI). JPMPI utilizes an allocation process (Strategic Asset Allocations) to invest the Fund’s assets across the various asset classes and with various sub-advisers. JPMPI and JPMIM use rigorous criteria to select sub-advisers and underlying fund managers to manage certain portions of the Fund’s assets. In choosing whether to buy or sell an investment and to set their allocations, JPMPI considers the following factors: (1) market trends, (2) JPMPI’s outlook for a market capitalization or investment style category, and (3) an underlying fund manager’s performance in various market conditions. JPMPI will also consider the advantages and disadvantages to the Fund of using actively versus passively managed investment vehicles. By combining the strengths of different sub-advisers and underlying fund managers, the Fund seeks to benefit from a variety of investment selection processes and methodologies to achieve its investment objective.

The descriptions below include both the range that the Fund may invest within a particular asset class and the various investments that the Fund may use to gain exposure to such asset class. JPMPI frequently monitors and may make tactical changes to the Strategic Asset Allocations, including shifts

NOVEMBER 1, 2010	5

JPMorgan Access Growth Fund (continued)

among the various asset classes and allocations to the other sub-advisers and underlying fund managers.

U.S. and International Equity: The allocation range will typically be 30%–70% of the Fund’s total assets. The Fund’s equity-related investments consist of J.P. Morgan Funds, unaffiliated investment companies, ETFs, and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class are: common stock, preferred stock, structured investments, convertible securities, depository receipts and warrants to buy common stocks. The Fund invests in foreign and emerging market securities.

U.S. and International Fixed Income: The allocation range will typically be 25%–60% of the Fund’s total assets. The Fund’s fixed income investments include J.P. Morgan Funds, unaffiliated investment companies, ETFs, and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class include: U.S. government securities (including agencies and instrumentalities), municipal bonds (including housing authority obligations), domestic and foreign corporate bonds, high yield securities (junk bonds), loan participations and assignments, debt obligations issued or guaranteed by a foreign sovereign governments or its agencies, authorities or political subdivisions, mortgage-backed and asset-backed securities, inflation-indexed bonds, and Treasury Inflation Protected Securities (TIPS).

Alternative: The allocation range will typically be 0%–30% of the Fund’s total assets. The Fund’s alternative-related investments include J.P. Morgan Funds, unaffiliated investment companies and ETFs. Whether investing through a mutual fund or directly in securities, the investments in this asset class give the Fund exposure to: market neutral strategies, absolute return strategies, directional strategies, real estate (including REITs), private equity, mezzanine debt and commodities.

The Fund may invest in ETFs in order to gain exposure to particular asset classes. An ETF is a registered investment company that seeks to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses structured notes as tools in the management of portfolio assets. In particular, the Fund uses structured notes for risk management and to increase the Fund’s income or gain. To the extent that the Fund invests in underlying funds, such underlying funds may also use derivatives.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Investments in Mutual Funds Risk. The Fund’s investments are concentrated in J.P. Morgan Funds and unaffiliated investment companies, so the Fund’s investment performance is directly related to the performance of the underlying funds. Shareholders will indirectly bear the expenses incurred by the underlying funds.

ETF Risk. The Fund and underlying funds may invest in shares of other investment companies, including ETFs. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The price movement of an ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Foreign Securities and Emerging Market Risks. Underlying funds that invest in foreign issuers are subject to additional risks including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Country and Region Risk. Some of the underlying funds concentrate their investments in securities of a single country or region (e.g., China Region, India, Latin America or Russia). Because these underlying funds concentrate their investments in a single country or region, their performance may be more volatile than that of a fund that can invest globally.

Currency Risk. The underlying funds are subject to risks associated with foreign currency. Certain underlying funds are not required to hedge their non-dollar investments back to the U.S. dollar for defensive purposes. As a result, changes in foreign currency exchange rates will affect the value of certain underlying funds’ securities and the price of the underlying funds’ shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the

6	JPMORGAN ACCESS FUNDS

value of any investments denominated in that currency. Currency markets may be more volatile and generally are not as regulated as securities markets.

Equity Securities Risk. Some of the underlying funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the stocks held by an underlying fund goes down, the value of your investment in the Fund will be affected.

Fixed Income Securities Risk. Some of the underlying funds invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of a fund’s investments generally drops. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. When the value of investments in the Fund or underlying fixed income funds goes down, the value of your investment in the Fund will be affected.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund or the underlying funds. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund or the underlying funds to sell such investments.

High Yield Securities Risk. Certain of the underlying funds may invest in securities that are issued by companies which are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Real Estate Securities Risk. Certain of the underlying funds may invest in real estate securities, including real estate investment trusts (REITs), which are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Commodity Risk. Certain underlying funds have exposure to commodities. Exposure to commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Derivatives Risk. The Fund and certain of the underlying funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund and the underlying funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund and certain of the underlying funds may use derivatives for non-hedging purposes, which increases the Fund’s or the underlying funds’ potential for loss.

Structured Note Risk. The Fund, or certain of the underlying funds, invest in commodity, currency, equity and fixed income linked structured notes. Structured notes are typically privately negotiated transactions between two or more parties. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Index Investing Risk. Certain of the underlying funds, including ETFs, in which the Fund may invest are index funds. Index funds are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s performance may not correlate with the performance of the index.

Preferred Stock Risk. The Fund and certain underlying funds may invest in preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Government Securities Risk. The Fund and certain of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the

NOVEMBER 1, 2010	7

JPMorgan Access Growth Fund (continued)

Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities.) Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund commenced operations on September 30, 2009 and therefore, has not yet operated for a full calendar year. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. An appropriate broad-based index also will be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-adviser

Portfolio Manager	Managed Fund Since	Primary Title with Investment Sub-adviser
J.P. Morgan Private Investments Inc.
Richard Madigan	2009	Managing Director
Ken Louie	2009	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	JPMORGAN ACCESS FUNDS

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

The principal types of securities and the main strategies that each Fund currently anticipates using are summarized in the Fund’s Risk/Return Summary. The Funds may utilize these investments and strategies to a greater or lesser degree in the future.

JPMIM may hire additional sub-advisers to manage any of the asset classes described under each Fund’s “What are the Fund’s main investment strategies?” section in the “Risk/Return Summary”. When using sub-advisers to manage each Fund’s assets, the Adviser, subject to certain conditions and oversight by the Funds’ Board of Trustees, will have the right to hire, terminate, or replace sub-advisers without shareholder approval. Each Fund will notify shareholders of changes to subadvisers. Please see “The Funds’ Investment Adviser and Sub-advisers” on page 14 for more details.

Ordinarily, each Fund will limit its investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets. The SEC has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations. If a Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs.

Each Fund may short sell securities.

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL POLICIES
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for each Fund can be changed without the consent of a majority of the outstanding shares of that Fund. All fundamental policies are identified in the Statement of Additional Information.

INVESTMENT RISKS

There can be no assurance that the Funds will achieve their investment objectives.

The main risks associated with investing in the Funds are summarized in “Risk/Return Summaries” at the front of this prospectus. The other funds in which the Funds may invest are referred to in this prospectus as the “underlying funds.” More detailed descriptions of the main risks and additional risks of the Funds and the risks of the underlying funds are described below.

Please note that the Funds also may use strategies that are not described herein, but which are described in the Statement of Additional Information.

Investments in Mutual Funds Risk. Each Fund’s investments are concentrated in J.P. Morgan Funds and unaffiliated investment companies, so the Fund’s investment performance is directly related to the performance of the underlying funds. A Fund’s net asset value will change with changes in the international equity and fixed income markets and the value of the mutual funds in which it invests. In addition, a Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Funds’ Adviser or its affiliates provide services to and receive fees from the J.P. Morgan Funds, investments by a Fund in J.P. Morgan Funds benefit the Adviser and/or its affiliates. In addition, a Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest because a situation could occur where an action for the Fund could be adverse to the interest of an underlying fund or vice versa. If a Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Foreign Securities and Emerging Markets Risks. Because the underlying funds may invest in securities of foreign issuers denominated in non-U.S. currencies, an investment in a Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect a Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less

NOVEMBER 1, 2010	9

More About the Funds (continued)

liquid than securities issued in more developed countries. A Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, a Fund’s yield on those securities would be decreased.

Country and Region Risk. Some of the underlying funds concentrate their investments in securities of a single country or region (e.g., China Region, India, Latin America or Russia). Because these underlying funds concentrate their investments in a single country or region, their performance may be more volatile than that of a fund that can invest globally. In addition to the general risks associated with foreign securities and emerging markets, investments in some countries and/or regions may be considered speculative and the underlying fund may be more vulnerable to a single political, social, economic or market event than a fund with broader investment authority.

Currency Risk. The underlying funds are subject to risks associated with foreign currency. Certain underlying funds are not required to hedge their non-dollar investments back to the U.S. dollar for defensive purposes. As a result, changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of that Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments dominated by that currency. Currency markets generally are not as regulated as securities markets.

Equity Securities Risk. Some of the underlying funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the underlying fund invests) may decline over short or extended periods of time. When the value of an underlying fund’s securities goes down, your investment in the underlying fund decreases in value.

Fixed Income Securities Risk. Some of the underlying funds invest in fixed income securities. Fixed income securities are subject to interest rate risk and credit risk as well as the risks associated with the types of securities (e.g. mortgage-backed securities and other asset-backed securities risk and high yield securities risk). These securities will increase or decrease in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of a fund’s investments generally drops. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. When the value of investments in a Fund or underlying fixed income funds goes down, the value of your investment in the Fund will be affected.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by a Fund or an underlying fund. Such defaults could result in losses to that Fund or underlying fund. In addition, the credit quality of securities held by a Fund or underlying fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund or underlying fund. Lower credit quality also may affect liquidity and make it difficult for a Fund or underlying fund to sell the security. The Funds may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

High Yield Securities Risk. Some of the underlying funds may invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Real Estate Securities Risk. Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline

10	JPMORGAN ACCESS FUNDS

when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Commodity Risk. Certain underlying funds will have a significant portion of its assets concentrated in commodity-linked securities. Developments affecting commodities will have a disproportionate impact on such underlying funds. An underlying fund’s investment in commodity-linked derivative instruments may subject the underlying fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of a Fund’s net asset value), and there can be no assurance that a Fund’s use of leverage will be successful.

Derivatives Risk. The underlying funds and the Funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s or underlying fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund or underlying fund, and the cost of such strategies may reduce a Fund’s or underlying fund’s returns. Derivatives also expose a

Fund and underlying fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations,) including credit risk of the derivative counterparty. In addition, a Fund may use derivatives for non-hedging purposes, which increases a Fund’s or underlying fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund or underlying fund may be more volatile than if the Fund or underlying fund had not been leveraged because leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s or underlying fund’s portfolio securities. A Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the underlying funds are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

A Fund’s or underlying fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund or underlying fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact a Fund’s or underlying fund’s after-tax returns.

In addition to the risks associated with derivatives in general, a Fund or underlying fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which a Fund or underlying fund and a swap counterparty enter as principals, a Fund or underlying fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. A Fund or underlying fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Index Investing Risk. Underlying funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by the underlying fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the underlying fund were not fully invested in such securities.

NOVEMBER 1, 2010	11

More About the Funds (continued)

Direct Investment Risks. Although a Fund mainly invests in other J.P. Morgan Funds, unaffiliated investment companies and ETFs, it may also invest directly in derivatives and securities as part of its strategic allocation strategy to increase or manage its exposure to particular markets or types of securities. There is no guarantee that the use of such investments will produce the intended result. In addition, derivatives and securities are subject to additional risks specific to their structure, sector or market as discussed above (e.g., derivatives are subject to derivatives risk; futures on foreign securities are subject to foreign investment and emerging market risks; debt securities are subject to credit risk). Depending on the type of security, the market value may move up and down, sometimes rapidly and unpredictably, causing a security to be worth less than the price originally paid for it. To the extent that a security decreases in value, the value of your investment in the Fund will be affected.

Government Securities Risk. The Funds and underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Redemption Risk. The Funds or an underlying fund may need to sell its holdings in order to meet shareholder redemption requests. A Fund or underlying fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund or underlying fund wishes to or is required to sell are illiquid. The Fund or underlying fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

TEMPORARY DEFENSIVE AND CASH POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. In addi-

tion, the Funds may invest in cash and cash equivalents as a principal investment strategy. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

Expenses of Underlying Funds. The Acquired Fund (Underlying Fund) Fees and Expenses reflected in each Fund’s “Annual Fund Operating Expenses” table are based on the estimated target allocation of that Fund’s assets among the underlying funds including ETFs as of the date of this prospectus. Each Fund invests in Class R6 Shares or the equivalent of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R6 Shares, the Fund will invest in Institutional Class Shares or the equivalent. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in expenses of the underlying funds, as well as allocations of each Fund’s assets, and may be higher or lower than those shown. Acquired Fund (Underlying Fund) Fees and Expenses include dividend expenses related to short sales by the underlying funds.

EXPENSE LIMITATION

The Funds’ adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Select Class Shares (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50% of the average daily net assets of Select Class Shares. This contract cannot be terminated prior to 11/1/11, at which time the Service Providers will determine whether or not to renew or revise it.

The shares of the affiliated underlying funds in which each Fund invests a portion of its assets impose a separate invest-

12	JPMORGAN ACCESS FUNDS

ment advisory fee and a shareholder service fee. To avoid charging a investment advisory fee and a shareholder service fee at an effective rate above 1.00% for investment advisory and 0.25% for shareholder servicing on affiliated investments, the investment adviser and shareholder servicing agent will waive investment advisory and shareholder service fees with respect to each Fund in an amount equal to the weighted average pro rata amount of affiliated investment advisory fees and affiliated shareholder service fees charged by the underlying funds. After such waivers, the net expenses for the Access Balanced Fund and the Access Growth Fund would have been 1.80% for Select Class shares.

NOVEMBER 1, 2010	13

The Funds’ Management and Administration

Each Fund is a series of JPMorgan Trust I (JPMT I), a Delaware statutory trust. The Trust is governed by Trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser and Sub-advisers

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund, and J.P. Morgan Private Investments Inc. (JPMPI); Capital Guardian Trust Company-Personal Investment Management Division (Capital); Fiduciary Management, Inc. (FMI); Manning & Napier Advisors, Inc. (M&N); Osterweis Capital Management LLC (Osterweis); Shenkman Capital Management, Inc. (Shenkman); TAMRO Capital Partners LLC (TAMRO); TimesSquare Capital Management, LLC (TimesSquare) and Tradewinds Global Investors, LLC (Tradewinds) are the investment sub-advisers. JPMPI, Capital, FMI, M&N, Osterweis, Shenkman, TAMRO, TimesSquare and Tradewinds are each responsible for the day-to-day investment decisions of its portion of the Fund. The allocation of the assets of each Fund among JPMPI, Capital, FMI, M&N, Osterweis, Shenkman, TAMRO, TimesSquare and Tradewinds will be determined by JPMIM, subject to the review of the Board of Trustees. JPMIM, not the Fund, will pay the sub-advisers for their services.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMPI is a wholly-owned subsidiary of JPMorgan Chase. JPMIM is located at 270 Park Avenue, New York, NY 10017; JPMPI is located at 270 Park Avenue, New York, NY 10017; Capital is located at 333 South Hope Street, Los Angeles, CA 90071; FMI is located at 100 E. Wisconsin Avenue, Suite 2200, Milwaukee, WI 53202; M&N is located at 290 Woodcliff Drive, Fairport, NY 14450; Osterweis is located at One Maritime Plaza, Suite 800, San Francisco, CA 94111; Shenkman is located at 461 Fifth Avenue, 22nd Floor, New York, NY 10017; TAMRO is

located at 1660 Duke Street, Suite 200, Alexandria, VA 22314; TimesSquare is located at 1177 Avenue of the Americas, Floor 39, New York, NY 10036 and Tradewinds is located at 2049 Century Park East, 20th Floor, Los Angeles, CA 90067.

JPMIM may serve as the “manager of managers” for the Funds and will have responsibility for monitoring and coordinating the overall management of the Funds. In this capacity, JPMIM: (i) evaluates, selects, and recommends to the Trustees affiliated and unaffiliated sub-advisers needed to manage all or part of the assets of the Funds; (ii) reviews the Funds’ portfolio holdings and monitors concentration in a particular security or industry; (iii) monitors and evaluates the sub-advisers’ investment programs and results as well as the performance of sub-advisers relative to the applicable benchmark indexes; and (iv) reviews the Funds’ compliance with its investment objectives, strategies, policies and restrictions.

JPMIM may also directly manage certain portions of the Funds. The sub-adviser(s), and JPMIM to the extent it directly manages certain portions of the Funds, are responsible for deciding which securities to purchase and sell for their respective portions of the Funds and for placing orders for each Fund’s transactions.

JPMIM has obtained an exemptive order of the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, (the Exemptive Order), pursuant to which JPMIM is permitted, subject to supervision and approval of the Trust’s Trustees, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without such agreements being approved by the shareholders of each Fund. JPMIM may not enter into any sub-advisory agreement with an affiliated sub-advisor without such agreement being approved by shareholders of each Fund.

Accordingly, each Fund and JPMIM may hire, terminate, or replace unaffiliated sub-advisers without shareholder approval (except as noted above), including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. JPMIM will continue to have the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement.

Shareholders will be notified of any changes in sub-advisers. Shareholders of each Fund have the right to terminate a sub-advisory agreement for each Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. The Exemptive Order also permits each Fund to disclose to shareholders the management fees only in the aggregate.

Each Fund pays the Adviser a management fee of 1.00% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in approving the investment advisory and sub-advisory

14	JPMORGAN ACCESS FUNDS

agreements for each Fund will be available in the shareholder report for the period after the first re-approval of the investment advisory and sub-advisory agreements.

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of the responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

The senior portfolio management team consists of Richard Madigan, Managing Director of JPMorgan Chase Bank, N.A. and Head of the Access Funds Investment Team at J.P. Morgan Private Investments Inc. and Ken Louie, Executive Director. The team is led by Mr. Madigan who, in addition to Mr. Louie, formulates the asset allocation strategy for each of the Funds, as well as determines which of the underlying investment strategies should be used as investments in the portfolio. In addition to being the Chief Investment Officer for the JPMorgan Global Access Portfolios since 2005, Mr. Madigan is also a senior member of the J.P. Morgan Private Bank Strategy Team responsible for the development of investment strategy, including tactical and strategic asset allocation for over $600 billion in high net worth client assets. Prior to joining JPMorgan in 2002, Mr. Madigan was Head of Emerging Markets Investments and Portfolio Manager at Offitbank, a New York-based wealth management boutique from 1998–2002, where he managed in excess of $1 billion in both on and off-shore portfolios, including the firm’s flagship emerging markets mutual fund. Mr. Louie is an investment strategist on the Global Markets Strategy Team at J.P. Morgan Private Bank and has served as a portfolio manager for the JPMorgan Global Access Portfolios since 2009. An employee since 1990, Mr. Louie previously managed over $6 billion in high net worth and private foundation assets at Global Wealth Management.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment

NOVEMBER 1, 2010	15

The Funds’ Management and Administration (continued)

options they make available to their customers. See the Statement of Additional Information for more information.

Unaffiliated underlying funds’ service providers may, at their own expense and out of their own legitimate profits, make payments to the Fund’s sub-adviser, JPMPI and/or its affiliates, in connection with the Fund’s investments in such unaffiliated Underlying Funds. Such payments will not represent an additional expense to the Fund or to its shareholders, but may provide JPMPI and its affiliates with an incentive to favor investments in those unaffiliated underlying funds over other investment options available. Furthermore, JPMDS will waive shareholder service fees with respect to the Fund in an amount equal to the corresponding fees received by JPMDS from unaffiliated underlying funds.

16	JPMORGAN ACCESS FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Only Qualified Investors may purchase shares. For the purposes of the Funds, Qualified Investors are trusts, fiduciary accounts, investment management and other investment clients of JPMorgan Chase Bank and its affiliates and self-directed clients of J.P. Morgan Securities Inc. (each, a Financial Intermediary). Officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also purchase shares directly from the Funds.

Current shareholders of the Funds that are no longer Qualified Investors may also purchase additional shares of the applicable Fund directly from the Fund or through financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a

NOVEMBER 1, 2010	17

How to Do Business with the Funds (continued)

redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The NAV of a Fund is calculated based on the reported NAV of the various underlying funds as well as the market value of a Fund’s direct investments. The market value of an underlying fund’s investments and a Funds’ direct investments is determined primarily on the basis of readily available market quotations for the fund’s portfolio securities. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s or an underlying fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Fund’s Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds.

18	JPMORGAN ACCESS FUNDS

The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days that the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $1,000 minimum investment requirement, provided such accounts are opened directly with the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares and are offered in a different prospectus.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

With respect to Select Class Shares for certain investors, a lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — In which shares can I automatically invest on a systematic basis?”

If you are purchasing shares directly from the Fund, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party”

NOVEMBER 1, 2010	19

How to Do Business with the Funds (continued)

checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-SELECT)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-SELECT)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

In which shares can I automatically invest on a systematic basis?

Officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates (“Eligible Investors”) may participate in automatic investments of Select Class Shares of the Funds from their bank account through a Systematic Investment Plan. An Eligible Investor may choose to make an initial investment of an amount less than the required minimum of $1,000 of Select Class Shares per Fund as long as his or her initial investment is at least $100 and he or she agrees to make regular monthly investments of at least $100.

To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

20	JPMORGAN ACCESS FUNDS

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganaccessfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

NOVEMBER 1, 2010	21

How to Do Business with the Funds (continued)

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Funds reserve the right to pay part or all of your redemption proceeds in the shares issued by the underlying funds and other readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

22	JPMORGAN ACCESS FUNDS

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

NOVEMBER 1, 2010	23

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Each Fund generally declares dividends and distributions on a quarterly basis. The Funds will distribute their net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income. It is unlikely that dividends from the Funds will qualify to any significant extent for designation as qualified dividend income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that a Fund owned for one year or less) that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares of a Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in commodities and other non-securities assets (such as real estate), including through ETFs treated as grantor trusts and derivatives, may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code, and it is possible that such investments could cause a Fund to fail to qualify for favorable tax treatment under the Code. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits would be taxable to shareholders as ordinary income.

A Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, a Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions. In general, if more than 50% of the value of a Fund’s total assets at the close of each taxable year consists of securities issued by foreign governments or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders any foreign taxes that it paid. However, under current law, a Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying Fund.

24	JPMORGAN ACCESS FUNDS

A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities, REIT securities, derivative instruments and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

A Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Fund and, therefore, may increase the amount of taxes payable by shareholders. See “Distributions and Tax Matters — Investments in Other Funds” in the Statement of Additional Information.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganaccessfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for request for statements that are older than two years. Please retain all your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganaccessfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganaccessfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganaccessfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than thirty calendar days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end

NOVEMBER 1, 2010	25

Shareholder Information (continued)

of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

Each Fund will disclose the uncertified portfolio holdings and allocations to each unaffiliated sub-adviser and the percentage that each represents of the Funds’ total assets as of the most recent month end no sooner than 2 calendar days after month end.

In addition to providing hard copies upon request, the Funds will post these schedules on the Access Funds’ website at www.jpmorganaccessfunds.com. In addition, the quarterly schedules will be posted on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

26	JPMORGAN ACCESS FUNDS

This Page Intentionally Left Blank.

NOVEMBER 1, 2010	27

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

Select Class
	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Redemption fees		Net asset value, end of period
Access Balanced Fund
September 30, 2009 (g) through June 30, 2010	$15.00	$0.14	(h)	$(0.51	)(i)	$(0.37)	$(0.13)	$—	(j)	$14.50
Access Growth Fund
September 30, 2009 (g) through June 30, 2010	15.00	0.11	(h)	(0.57)		(0.46)	(0.10)	—	(j)	14.44
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds (including J.P. Morgan Funds, other open-end investment companies and Exchange Traded Funds).
(f)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(g)	Commencement of operations.
(h)	Calculated based upon average shares outstanding.
(i)	An affiliate of JPMorgan Chase & Co. will reimburse the Fund for losses incurred from an operational error. There was no impact to the net realized and unrealized gains (losses) on investments per share or total return.
(j)	Amount rounds to less than $0.01.

28	JPMORGAN ACCESS FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

(2.51	)%(i)	$972,699	1.01%	1.20%	1.41%	96%

(3.09)		568,419	1.03	0.93	1.45	88

NOVEMBER 1, 2010	29

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganaccessfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. 811-21295.

©JPMorgan Chase & Co. 2010 All rights reserved. December 2010. PR-ACCESSS-1210

Prospectus

JPMorgan Access Funds

Institutional Class Shares

JPMorgan Access Balanced Fund	Ticker: JXBIX
JPMorgan Access Growth Fund	Ticker: JXGIX

November 1, 2010, as supplemented

December 27, 2010 and May 2, 2011

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Access Balanced Fund

Class/Ticker: Institutional/JXBIX

What is the goal of the Fund?

The Fund seeks total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees[1]	1.00%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.26
Shareholder Service Fees[1]	0.10
Remainder of Other Expenses	0.16
Acquired Fund (Underlying Fund) Fees and Expenses	0.79

Total Annual Fund Operating Expenses[1]	2.05

1	The shares of the affiliated Underlying Funds in which the Fund invests a portion of its assets impose a separate investment advisory fee and a share- holder service fee. To avoid charging an investment advisory fee and a shareholder service fee at an effective rate above 1.00% for investment advisory services and 0.10% for shareholder servicing on affiliated invest- ments, the investment advisor and shareholder servicing agent will waive investment advisory and shareholder service fees in an amount equal to the weighted average pro rata amount of affiliated investment advisory fees and affiliated shareholder service fees charged by the Underlying Funds. After such waivers, the net expenses for the Fund would have been 1.67% for Select Class shares. The Fund’s service providers may discontinue these waivers at any time.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
INSTITUTIONAL CLASS SHARES ($)	208	643	1,103	2,379

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

NOVEMBER 1, 2010	1

JPMorgan Access Balanced Fund (continued)

What are the Fund’s main investment strategies?

The Fund invests in a combination of domestic and international equity, fixed income, and alternative assets, as described below. The Fund invests in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), unaffiliated open-end and closed-end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), exchange traded funds (ETFs) and directly in individual securities. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the Securities and Exchange Commission (SEC), the Fund invests directly in other financial instruments, including derivatives, such as futures, swaps and structured investments, to gain exposure to or to overweight or underweight allocations among various sectors or markets.

The Funds’ adviser is J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) and it sets the Fund’s overall investment strategies. The Fund is managed by J.P. Morgan Private Investments Inc. (JPMPI). JPMPI utilizes an allocation process (Strategic Asset Allocations) to invest the Fund’s assets across the various asset classes and with various sub-advisers. JPMPI and JPMIM use rigorous criteria to select sub-advisers and underlying fund managers to manage certain portions of the Fund’s assets. In choosing whether to buy or sell an investment and to set their allocations, JPMPI considers the following factors: (1) market trends, (2) JPMPI’s outlook for a market capitalization or investment style category, and (3) an underlying fund manager’s performance in various market conditions. JPMPI will also consider the advantages and disadvantages to the Fund of using actively versus passively managed investment vehicles. By combining the strengths of different sub-advisers and underlying fund managers, the Fund seeks to benefit from a variety of investment selection processes and methodologies to achieve its investment objective.

The descriptions below include both the range that the Fund may invest within a particular asset class and the various investments that the Fund may use to gain exposure to such asset class. JPMPI frequently monitors and may make tactical changes to the Strategic Asset Allocations, including shifts among the various asset classes and allocations to the other sub-advisers and underlying fund managers.

U.S. and International Equity: The allocation range will typically be 30%–70% of the Fund’s total assets. The Fund’s equity-related investments consist of J.P. Morgan Funds, unaffiliated investment companies, ETFs, and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class are: common stock, preferred stock, structured investments, convertible securities, depository receipts and warrants to buy common stocks. The Fund invests in foreign and emerging market securities.

U.S. and International Fixed Income: The allocation range will typically be 25%–60% of the Fund’s total assets. The Fund’s fixed income investments include J.P. Morgan Funds, unaffiliated investment companies, ETFs, and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class include: U.S. government securities (including agencies and instrumentalities), municipal bonds (including housing authority obligations), domestic and foreign corporate bonds, high yield securities (junk bonds), loan participations and assignments, debt obligations issued or guaranteed by a foreign sovereign governments or its agencies, authorities or political subdivisions, mortgage-backed and asset-backed securities, inflation-indexed bonds, and Treasury Inflation Protected Securities (TIPS).

Alternative: The allocation range will typically be 0%–30% of the Fund’s total assets. The Fund’s alternative-related investments include J.P. Morgan Funds, unaffiliated investment companies and ETFs. Whether investing through a mutual fund or directly in securities, the investments in this asset class give the Fund exposure to: market neutral strategies, absolute return strategies, directional strategies, real estate (including REITs), private equity, mezzanine debt and commodities.

The Fund may invest in ETFs in order to gain exposure to particular asset classes. An ETF is a registered investment company that seeks to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses structured notes as tools in the management of portfolio assets. In particular, the Fund uses structured notes for risk management and to increase the Fund’s income or gain. To the extent that the Fund invests in underlying funds, such underlying funds may also use derivatives.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

2	JPMORGAN ACCESS FUNDS

Investments in Mutual Funds Risk. The Fund’s investments are concentrated in J.P. Morgan Funds and unaffiliated investment companies, so the Fund’s investment performance is directly related to the performance of the underlying funds. Shareholders will indirectly bear the expenses incurred by the underlying funds.

ETF Risk. The Fund and underlying funds may invest in shares of other investment companies, including ETFs. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The price movement of an ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Foreign Securities and Emerging Market Risks. Underlying funds that invest in foreign issuers are subject to additional risks including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Country and Region Risk. Some of the underlying funds concentrate their investments in securities of a single country or region (e.g., China Region, India, Latin America or Russia). Because these underlying funds concentrate their investments in a single country or region, their performance may be more volatile than that of a fund that can invest globally.

Currency Risk. The underlying funds are subject to risks associated with foreign currency. Certain underlying funds are not required to hedge their non-dollar investments back to the U.S. dollar for defensive purposes. As a result, changes in foreign currency exchange rates will affect the value of certain underlying funds’ securities and the price of the underlying funds’ shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets may be more volatile and generally are not as regulated as securities markets.

Equity Securities Risk. Some of the underlying funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the stocks held by an underlying fund goes down, the value of your investment in the Fund will be affected.

Fixed Income Securities Risk. Some of the underlying funds invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of a fund’s investments generally drops. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. When the value of investments in the Fund or underlying fixed income funds goes down, the value of your investment in the Fund will be affected.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund or the underlying funds. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund or the underlying funds to sell such investments.

High Yield Securities Risk. Certain of the underlying funds may invest in securities that are issued by companies which are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Real Estate Securities Risk. Certain of the underlying funds may invest in real estate securities, including real estate investment trusts (REITs), which are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Commodity Risk. Certain underlying funds have exposure to commodities. Exposure to commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Derivatives Risk. The Fund and certain of the underlying funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund and the under-

NOVEMBER 1, 2010	3

JPMorgan Access Balanced Fund (continued)

lying funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund and certain of the underlying funds may use derivatives for non-hedging purposes, which increases the Fund’s or the underlying funds’ potential for loss.

Structured Note Risk. The Fund, or certain of the underlying funds, invest in commodity, currency, equity and fixed income linked structured notes. Structured notes are typically privately negotiated transactions between two or more parties. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Index Investing Risk. Certain of the underlying funds, including ETFs, in which the Fund may invest are index funds. Index funds are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s performance may not correlate with the performance of the index.

Preferred Stock Risk. The Fund and certain underlying funds may invest in preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Government Securities Risk. The Fund and certain of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities.) Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund commenced operations on September 30, 2009 and therefore, has not yet operated for a full calendar year. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. An appropriate broad-based index also will be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-adviser

Portfolio Manager	Managed Fund Since	Primary Title with Investment Sub-adviser
J.P. Morgan Private Investments Inc.
Richard Madigan	2009	Managing Director
Ken Louie	2009	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

4	JPMORGAN ACCESS FUNDS

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NOVEMBER 1, 2010	5

JPMorgan Access Growth Fund

Class/Ticker: Institutional/JXGIX

What is the goal of the Fund?

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees[1]	1.00%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.30
Shareholder Service Fees[1]	0.10
Remainder of Other Expenses	0.20
Acquired Fund (Underlying Fund) Fees and Expenses	0.77

Total Annual Fund Operating Expenses[1]	2.07

1	The shares of the affiliated Underlying Funds in which the Fund invests a portion of its assets impose a separate investment advisory fee and a share- holder service fee. To avoid charging an investment advisory fee and a shareholder service fee at an effective rate above 1.00% for investment advisory services and 0.10% for shareholder servicing on affiliated invest- ments, the investment advisor and shareholder servicing agent will waive investment advisory and shareholder service fees in an amount equal to the weighted average pro rata amount of affiliated investment advisory fees and affiliated shareholder service fees charged by the Underlying Funds. After such waivers, the net expenses for the Fund would have been 1.66% for Select Class shares. The Fund’s service providers may discontinue these waivers at any time.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
INSTITUTIONAL CLASS SHARES ($)	210	649	1,114	2,400

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

6	JPMORGAN ACCESS FUNDS

What are the Fund’s main investment strategies?

The Fund invests in a combination of domestic and international equity, fixed income, and alternative assets, as described below. The Fund invests in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), unaffiliated open-end and closed-end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), exchange traded funds (ETFs) and directly in individual securities. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the Securities and Exchange Commission (SEC), the Fund invests directly in other financial instruments, including derivatives, such as futures, swaps and structured investments, to gain exposure to or to overweight or underweight allocations among various sectors or markets.

The Funds’ adviser is J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) and it sets the Fund’s overall investment strategies. The Fund is managed by J.P. Morgan Private Investments Inc. (JPMPI). JPMPI utilizes an allocation process (Strategic Asset Allocations) to invest the Fund’s assets across the various asset classes and with various sub-advisers. JPMPI and JPMIM use rigorous criteria to select sub-advisers and underlying fund managers to manage certain portions of the Fund’s assets. In choosing whether to buy or sell an investment and to set their allocations, JPMPI considers the following factors: (1) market trends, (2) JPMPI’s outlook for a market capitalization or investment style category, and (3) an underlying fund manager’s performance in various market conditions. JPMPI will also consider the advantages and disadvantages to the Fund of using actively versus passively managed investment vehicles. By combining the strengths of different sub-advisers and underlying fund managers, the Fund seeks to benefit from a variety of investment selection processes and methodologies to achieve its investment objective.

The descriptions below include both the range that the Fund may invest within a particular asset class and the various investments that the Fund may use to gain exposure to such asset class. JPMPI frequently monitors and may make tactical changes to the Strategic Asset Allocations, including shifts among the various asset classes and allocations to the other sub-advisers and underlying fund managers.

U.S. and International Equity: The allocation range will typically be 30%–70% of the Fund’s total assets. The Fund’s equity-related investments consist of J.P. Morgan Funds, unaffiliated investment companies, ETFs, and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class are: common stock, preferred stock, structured investments, convertible securities, depository receipts and warrants to buy common stocks. The Fund invests in foreign and emerging market securities.

U.S. and International Fixed Income: The allocation range will typically be 25%–60% of the Fund’s total assets. The Fund’s fixed income investments include J.P. Morgan Funds, unaffiliated investment companies, ETFs, and individual securities. Whether investing through an investment company or directly in securities, the investments in this asset class include: U.S. government securities (including agencies and instrumentalities), municipal bonds (including housing authority obligations), domestic and foreign corporate bonds, high yield securities (junk bonds), loan participations and assignments, debt obligations issued or guaranteed by a foreign sovereign governments or its agencies, authorities or political subdivisions, mortgage-backed and asset-backed securities, inflation-indexed bonds, and Treasury Inflation Protected Securities (TIPS).

Alternative: The allocation range will typically be 0%–30% of the Fund’s total assets. The Fund’s alternative-related investments include J.P. Morgan Funds, unaffiliated investment companies and ETFs. Whether investing through a mutual fund or directly in securities, the investments in this asset class give the Fund exposure to: market neutral strategies, absolute return strategies, directional strategies, real estate (including REITs), private equity, mezzanine debt and commodities.

The Fund may invest in ETFs in order to gain exposure to particular asset classes. An ETF is a registered investment company that seeks to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses structured notes as tools in the management of portfolio assets. In particular, the Fund uses structured notes for risk management and to increase the Fund’s income or gain. To the extent that the Fund invests in underlying funds, such underlying funds may also use derivatives.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

NOVEMBER 1, 2010	7

JPMorgan Access Growth Fund (continued)

Investments in Mutual Funds Risk. The Fund’s investments are concentrated in J.P. Morgan Funds and unaffiliated investment companies, so the Fund’s investment performance is directly related to the performance of the underlying funds. Shareholders will indirectly bear the expenses incurred by the underlying funds.

ETF Risk. The Fund and underlying funds may invest in shares of other investment companies, including ETFs. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The price movement of an ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Foreign Securities and Emerging Market Risks. Underlying funds that invest in foreign issuers are subject to additional risks including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Country and Region Risk. Some of the underlying funds concentrate their investments in securities of a single country or region (e.g., China Region, India, Latin America or Russia). Because these underlying funds concentrate their investments in a single country or region, their performance may be more volatile than that of a fund that can invest globally.

Currency Risk. The underlying funds are subject to risks associated with foreign currency. Certain underlying funds are not required to hedge their non-dollar investments back to the U.S. dollar for defensive purposes. As a result, changes in foreign currency exchange rates will affect the value of certain underlying funds’ securities and the price of the underlying funds’ shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets may be more volatile and generally are not as regulated as securities markets.

Equity Securities Risk. Some of the underlying funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the stocks held by an underlying fund goes down, the value of your investment in the Fund will be affected.

Fixed Income Securities Risk. Some of the underlying funds invest in fixed income securities. These securities will increase or decrease in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of a fund’s investments generally drops. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. When the value of investments in the Fund or underlying fixed income funds goes down, the value of your investment in the Fund will be affected.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund or the underlying funds. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund or the underlying funds to sell such investments.

High Yield Securities Risk. Certain of the underlying funds may invest in securities that are issued by companies which are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Real Estate Securities Risk. Certain of the underlying funds may invest in real estate securities, including real estate investment trusts (REITs), which are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Commodity Risk. Certain underlying funds have exposure to commodities. Exposure to commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Derivatives Risk. The Fund and certain of the underlying funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund and the under-

8	JPMORGAN ACCESS FUNDS

lying funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. In addition, the Fund and certain of the underlying funds may use derivatives for non-hedging purposes, which increases the Fund’s or the underlying funds’ potential for loss.

Structured Note Risk. The Fund, or certain of the underlying funds, invest in commodity, currency, equity and fixed income linked structured notes. Structured notes are typically privately negotiated transactions between two or more parties. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Index Investing Risk. Certain of the underlying funds, including ETFs, in which the Fund may invest are index funds. Index funds are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s performance may not correlate with the performance of the index.

Preferred Stock Risk. The Fund and certain underlying funds may invest in preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Government Securities Risk. The Fund and certain of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities.) Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund commenced operations on September 30, 2009 and therefore, has not yet operated for a full calendar year. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. An appropriate broad-based index also will be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-adviser

Portfolio Manager	Managed Fund Since	Primary Title with Investment Sub-adviser
J.P. Morgan Private Investments Inc.
Richard Madigan	2009	Managing Director
Ken Louie	2009	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

NOVEMBER 1, 2010	9

JPMorgan Access Growth Fund (continued)

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10	JPMORGAN ACCESS FUNDS

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

The principal types of securities and the main strategies that each Fund currently anticipates using are summarized in the Fund’s Risk/Return Summary. The Funds may utilize these investments and strategies to a greater or lesser degree in the future.

JPMIM may hire additional sub-advisers to manage any of the asset classes described under each Fund’s “What are the Fund’s main investment strategies?” section in the “Risk/Return Summary.” When using sub-advisers to manage each Fund’s assets, the Adviser, subject to certain conditions and oversight by the Funds’ Board of Trustees, will have the right to hire, terminate, or replace subadvisers without shareholder approval. Each Fund will notify shareholders of changes to sub-advisers. Please see “The Funds’ Investment Adviser and Sub-advisers” on page 16 for more details.

Ordinarily, each Fund will limit its investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets. The SEC has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations. If a Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs.

Each Fund may short sell securities.

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL POLICIES
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for each Fund can be changed without the consent of a majority of the outstanding shares of that Fund. All fundamental policies are identified in the Statement of Additional Information.

INVESTMENT RISKS

There can be no assurance that the Funds will achieve their investment objectives.

The main risks associated with investing in the Funds are summarized in “Risk/Return Summaries” at the front of this prospectus. The other funds in which the Funds may invest are referred to in this prospectus as the “underlying funds.” More detailed descriptions of the main risks and additional risks of the Funds and the risks of the underlying funds are described below.

Please note that the Funds also may use strategies that are not described herein, but which are described in the Statement of Additional Information.

Investments in Mutual Funds Risk. Each Fund’s investments are concentrated in J.P. Morgan Funds and unaffiliated investment companies, so the Fund’s investment performance is directly related to the performance of the underlying funds. A Fund’s net asset value will change with changes in the international equity and fixed income markets and the value of the mutual funds in which it invests. In addition, a Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Funds’ Adviser or its affiliates provide services to and receive fees from the J.P. Morgan Funds, investments by a Fund in J.P. Morgan Funds benefit the Adviser and/or its affiliates. In addition, a Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest because a situation could occur where an action for the Fund could be adverse to the interest of an underlying fund or vice versa. If a Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Foreign Securities and Emerging Markets Risks. Because the underlying funds may invest in securities of foreign issuers denominated in non-U.S. currencies, an investment in a Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect a Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. A

NOVEMBER 1, 2010	11

More About the Funds (continued)

Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, a Fund’s yield on those securities would be decreased.

Country and Region Risk. Some of the underlying funds concentrate their investments in securities of a single country or region (e.g., China Region, India, Latin America or Russia). Because these underlying funds concentrate their investments in a single country or region, their performance may be more volatile than that of a fund that can invest globally. In addition to the general risks associated with foreign securities and emerging markets, investments in some countries and/or regions may be considered speculative and the underlying fund may be more vulnerable to a single political, social, economic or market event than a fund with broader investment authority.

Currency Risk. The underlying funds are subject to risks associated with foreign currency. Certain underlying funds are not required to hedge their non-dollar investments back to the U.S. dollar for defensive purposes. As a result, changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of that Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments dominated by that currency. Currency markets generally are not as regulated as securities markets.

Equity Securities Risk. Some of the underlying funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the underlying fund invests) may decline over short or extended periods of time. When the value of an underlying fund’s securities goes down, your investment in the underlying fund decreases in value.

Fixed Income Securities Risk. Some of the underlying funds invest in fixed income securities. Fixed income securities are subject to interest rate risk and credit risk as well as the risks associated with the types of securities (e.g. mortgage-backed securities and other asset-backed securities risk and high yield securities risk). These securities will increase or decrease in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of a fund’s investments generally drops. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. When the value of investments in a Fund or underlying fixed income funds goes down, the value of your investment in the Fund will be affected.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by a Fund or an underlying fund. Such defaults could result in losses to that Fund or underlying fund. In addition, the credit quality of securities held by a Fund or underlying fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund or underlying fund. Lower credit quality also may affect liquidity and make it difficult for a Fund or underlying fund to sell the security. The Funds may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

High Yield Securities Risk. Some of the underlying funds may invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Real Estate Securities Risk. Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real

12	JPMORGAN ACCESS FUNDS

estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Commodity Risk. Certain underlying funds will have a significant portion of its assets concentrated in commodity-linked securities. Developments affecting commodities will have a disproportionate impact on such underlying funds. An underlying fund’s investment in commodity-linked derivative instruments may subject the underlying fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of a Fund’s net asset value), and there can be no assurance that a Fund’s use of leverage will be successful.

Derivatives Risk. The underlying funds and the Funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s or underlying fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund or underlying fund, and the cost of such strategies may reduce a Fund’s or underlying fund’s returns. Derivatives also expose a Fund and underlying fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations,) including credit risk of the derivative counterparty. In addition, a Fund may use derivatives for non-hedging purposes, which increases a Fund’s or underlying fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund or underlying fund may be more volatile than if the Fund or underlying fund had not been leveraged because leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s or underlying fund’s portfolio securities. A Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the underlying funds are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

A Fund’s or underlying fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund or underlying fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact a Fund’s or underlying fund’s after-tax returns.

In addition to the risks associated with derivatives in general, a Fund or underlying fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which a Fund or underlying fund and a swap counterparty enter as principals, a Fund or underlying fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. A Fund or underlying fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Index Investing Risk. Underlying funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by the underlying fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the underlying fund were not fully invested in such securities.

NOVEMBER 1, 2010	13

More About the Funds (continued)

Direct Investment Risks. Although a Fund mainly invests in other J.P. Morgan Funds, unaffiliated investment companies and ETFs, it may also invest directly in derivatives and securities as part of its strategic allocation strategy to increase or manage its exposure to particular markets or types of securities. There is no guarantee that the use of such investments will produce the intended result. In addition, derivatives and securities are subject to additional risks specific to their structure, sector or market as discussed above (e.g., derivatives are subject to derivatives risk; futures on foreign securities are subject to foreign investment and emerging market risks; debt securities are subject to credit risk). Depending on the type of security, the market value may move up and down, sometimes rapidly and unpredictably, causing a security to be worth less than the price originally paid for it. To the extent that a security decreases in value, the value of your investment in the Fund will be affected.

Government Securities Risk. The Funds and underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Redemption Risk. The Funds or an underlying fund may need to sell its holdings in order to meet shareholder redemption requests. A Fund or underlying fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund or underlying fund wishes to or is required to sell are illiquid. The Fund or underlying fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

TEMPORARY DEFENSIVE AND CASH POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. In addi-

tion, the Funds may invest in cash and cash equivalents as a principal investment strategy. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

Expenses of Underlying Funds. The Acquired Fund (Underlying Fund) Fees and Expenses reflected in each Fund’s “Annual Fund Operating Expenses” table are based on the estimated target allocation of that Fund’s assets among the underlying funds including ETFs as of the date of this prospectus. Each Fund invests in Class R6 Shares or the equivalent of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R6 Shares, the Fund will invest in Institutional Class Shares or the equivalent. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in expenses of the underlying funds, as well as allocations of each Fund’s assets, and may be higher or lower than those shown. Acquired Fund (Underlying Fund) Fees and Expenses include dividend expenses related to short sales by the underlying funds.

EXPENSE LIMITATION

The Funds’ adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Institutional Class Shares (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.35% of their average daily net assets. This contract cannot be terminated prior to 11/1/11, at which time the Service Providers will determine whether or not to renew or revise it.

14	JPMORGAN ACCESS FUNDS

The shares of the affiliated Underlying Funds in which each Fund invests a portion of its assets impose a separate investment advisory fee and a shareholder service fee. To avoid charging a investment advisory fee and a shareholder service fee at an effective rate above 1.00% for investment advisory and 0.10% for shareholder servicing on affiliated investments, the investment adviser and shareholder servicing agent will waive investment advisory and shareholder service fees with respect to each Fund in an amount equal to the weighted average pro rata amount of affiliated investment advisory fees and affiliated shareholder service fees charged by the Underlying Funds. After such waivers, the net expenses for the Access Balanced Fund would have been 1.67% for Institutional Class shares and for the Access Growth Fund would have been 1.66% for Institutional Class shares, respectively.

NOVEMBER 1, 2010	15

The Funds’ Management and Administration

Each Fund is a series of JPMorgan Trust I (JPMT I), a Delaware statutory trust. The Trust is governed by Trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser and Sub-advisers

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund, and J.P. Morgan Private Investments Inc. (JPMPI); Capital Guardian Trust Company-Personal Investment Management Division (Capital); Fiduciary Management, Inc. (FMI); Manning & Napier Advisors, Inc. (M&N); Osterweis Capital Management LLC (Osterweis); Shenkman Capital Management, Inc. (Shenkman); TAMRO Capital Partners LLC (TAMRO); TimesSquare Capital Management, LLC (TimesSquare) and Tradewinds Global Investors, LLC (Tradewinds) are the investment sub-advisers. JPMPI, Capital, FMI, M&N, Osterweis, Shenkman, TAMRO, TimesSquare and Tradewinds are each responsible for the day-to-day investment decisions of its portion of the Fund. The allocation of the assets of each Fund among JPMPI, Capital, FMI, M&N, Osterweis, Shenkman, TAMRO, TimesSquare and Tradewinds will be determined by JPMIM, subject to the review of the Board of Trustees. JPMIM, not the Fund, will pay the sub-advisers for their services.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMPI is a wholly-owned subsidiary of JPMorgan Chase. JPMIM is located at 270 Park Avenue, New York, NY 10017; JPMPI is located at 270 Park Avenue, New York, NY 10017; Capital is located at 333 South Hope Street, Los Angeles, CA 90071; FMI is located at 100 E. Wisconsin Avenue, Suite 2200, Milwaukee, WI 53202; M&N is located at 290 Woodcliff Drive, Fairport, NY 14450; Osterweis is located at One Maritime Plaza, Suite 800, San Francisco, CA 94111; Shenkman is located at 461 Fifth Avenue, 22nd Floor, New York, NY 10017; TAMRO is

located at 1660 Duke Street, Suite 200, Alexandria, VA 22314; TimesSquare is located at 1177 Avenue of the Americas, Floor 39, New York, NY 10036 and Tradewinds is located at 2049 Century Park East, 20th Floor, Los Angeles, CA 90067.

JPMIM may serve as the “manager of managers” for the Funds and will have responsibility for monitoring and coordinating the overall management of the Funds. In this capacity, JPMIM: (i) evaluates, selects, and recommends to the Trustees affiliated and unaffiliated sub-advisers needed to manage all or part of the assets of the Funds; (ii) reviews the Funds’ portfolio holdings and monitors concentration in a particular security or industry; (iii) monitors and evaluates the sub-advisers’ investment programs and results as well as the performance of sub-advisers relative to the applicable benchmark indexes; and (iv) reviews the Funds’ compliance with its investment objectives, strategies, policies and restrictions.

JPMIM may also directly manage certain portions of the Funds. The sub-adviser(s), and JPMIM to the extent it directly manages certain portions of the Funds, are responsible for deciding which securities to purchase and sell for their respective portions of the Funds and for placing orders for each Fund’s transactions.

JPMIM has obtained an exemptive order of the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, (the Exemptive Order), pursuant to which JPMIM is permitted, subject to supervision and approval of the Trust’s Trustees, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without such agreements being approved by the shareholders of each Fund. JPMIM may not enter into any sub-advisory agreement with an affiliated sub-advisor without such agreement being approved by shareholders of each Fund.

Accordingly, each Fund and JPMIM may hire, terminate, or replace unaffiliated sub-advisers without shareholder approval (except as noted above), including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. JPMIM will continue to have the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement.

Shareholders will be notified of any changes in sub-advisers. Shareholders of each Fund have the right to terminate a sub-advisory agreement for each Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. The Exemptive Order also permits each Fund to disclose to shareholders the management fees only in the aggregate.

Each Fund pays the Adviser a management fee of 1.00% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in approving the investment advisory and sub-advisory

16	JPMORGAN ACCESS FUNDS

agreements for each Fund will be available in the shareholder report for the period after the first re-approval of the investment advisory and sub-advisory agreements.

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of the responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

The senior portfolio management team consists of Richard Madigan, Managing Director of JPMorgan Chase Bank, N.A. and Head of the Access Funds Investment Team at J.P. Morgan Private Investments Inc. and Ken Louie, Executive Director. The team is led by Mr. Madigan who, in addition to Mr. Louie and Mr. Parker, formulates the asset allocation strategy for each of the Funds, as well as determines which of the underlying investment strategies should be used as investments in the portfolio. In addition to being the Chief Investment Officer for the JPMorgan Global Access Portfolios since 2005, Mr. Madigan is also a senior member of the J.P. Morgan Private Bank Strategy Team responsible for the development of investment strategy, including tactical and strategic asset allocation for over $600 billion in high net worth client assets. Prior to joining JPMorgan in 2002, Mr. Madigan was Head of Emerging Markets Investments and Portfolio Manager at Offitbank, a New York-based wealth management boutique from 1998–2002, where he managed in excess of $1 billion in both on and off-shore portfolios, including the firm’s flagship emerging markets mutual fund. Mr. Louie is an investment strategist on the Global Markets Strategy Team at J.P. Morgan Private Bank and has served as a portfolio manager for the JPMorgan Global Access Portfolios since 2009. An employee since 1990, Mr. Louie previously managed over $6 billion in high net worth and private foundation assets at Global Wealth Management.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their

NOVEMBER 1, 2010	17

The Funds’ Management and Administration (continued)

customers. See the Statement of Additional Information for more information.

Unaffiliated Underlying Funds’ service providers may, at their own expense and out of their own legitimate profits, make payments to the Fund’s sub-adviser, JPMPI and/or its affiliates, in connection with the Fund’s investments in such unaffiliated underlying funds. Such payments will not represent an additional expense to the Fund or to its shareholders, but may provide JPMPI and its affiliates with an incentive to favor investments in those unaffiliated underlying funds over other investment options available. Furthermore, JPMDS will waive shareholder service fees with respect to the Fund in an amount equal to the corresponding fees received by JPMDS from unaffiliated underlying funds.

18	JPMORGAN ACCESS FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Only Qualified Investors may purchase shares. For the purposes of the Funds, Qualified Investors are trusts, fiduciary accounts, investment management and other investment clients of JPMorgan Chase Bank and its affiliates and self-directed clients of J.P. Morgan Securities Inc. (each, a Financial Intermediary). Officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also purchase shares directly from the Funds.

Current shareholders of the Funds that are no longer Qualified Investors may also purchase additional shares of the applicable Fund directly from the Fund or through financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated

Clearing House (ACH) transaction is received together with a completed Account Application.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distrib-

NOVEMBER 1, 2010	19

How to Do Business with the Funds (continued)

utor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share. This is also known as the offering price.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The NAV of a Fund is calculated based on the reported NAV of the various underlying funds as well as the market value of a Fund’s direct investments. The market value of an underlying fund’s investments and a Funds’ direct investments is determined primarily on the basis of readily available market quotations for the fund’s portfolio securities. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s or an underlying fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South

20	JPMORGAN ACCESS FUNDS

American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days that the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other J.P. Morgan Funds (except for money market funds) in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

If you are purchasing shares directly from the Fund, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-INSTITUTIONAL)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

NOVEMBER 1, 2010	21

How to Do Business with the Funds (continued)

Your Account Registration

(EX: XYZ CORPORATION)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-INSTITUTIONAL)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per share-

holder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Institutional Class Shares of a Fund may be exchanged for Institutional Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganaccessfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the

22	JPMORGAN ACCESS FUNDS

J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services

P.O. Box 852

Boston, MA 02266-8528

NOVEMBER 1, 2010	23

How to Do Business with the Funds (continued)

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in the shares issued by the underlying funds and other readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

24	JPMORGAN ACCESS FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level or income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Each Fund generally declares dividends and distributions on a quarterly basis. The Funds will distribute their net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income. It is unlikely that dividends from the Funds will qualify to any significant extent for designation as qualified dividend income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that a Fund owned for one year or less) that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares of a Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in commodities and other non-securities assets (such as real estate), including through ETFs treated as grantor trusts and derivatives, may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code, and it is possible that such investments could cause a Fund to fail to qualify for favorable tax treatment under the Code. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits would be taxable to shareholders as ordinary income.

A Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, a Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions. In general, if more than 50% of the value of a Fund’s total assets at the close of each taxable year consists of securities issued by foreign governments or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders any foreign taxes that it paid. However, under current law, a Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying Fund.

A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities, REIT securities,

NOVEMBER 1, 2010	25

Shareholder Information (continued)

derivative instruments and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

A Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Fund and, therefore, may increase the amount of taxes payable by shareholders. See “Distributions and Tax Matters — Investments in Other Funds” in the Statement of Additional Information.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganaccessfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for request for statements that are older than two years. Please retain all your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganaccessfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganaccessfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganaccessfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than thirty calendar days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

26	JPMORGAN ACCESS FUNDS

Each Fund will disclose the uncertified portfolio holdings and allocations to each unaffiliated sub-adviser and the percentage that each represents of the Funds’ total assets as of the most recent month end no sooner than 2 calendar days after month end.

In addition to providing hard copies upon request, the Funds will post these schedules on the Access Funds’ website at

www.jpmorganaccessfunds.com. In addition, the quarterly schedules will be posted on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 1, 2010	27

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

Institutional Class
	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Redemption fees		Net asset value, end of period
Access Balanced Fund
September 30, 2009 (g) through June 30, 2010	$15.00	$0.14	(h)	$(0.49	)(i)	$(0.35)	$(0.15)	$—	(j)	$14.50

Access Growth Fund
September 30, 2009 (g) through June 30, 2010	15.00	0.09	(h)	(0.53)		(0.44)	(0.12)	—	(j)	14.44
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds (including J.P. Morgan Funds, other open-end investment companies and Exchange Traded Funds).
(f)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(g)	Commencement of operations.
(h)	Calculated based upon average shares outstanding.
(i)	An affiliate of JPMorgan Chase & Co. will reimburse the Fund for losses incurred from an operational error. There was no impact to the net realized and unrealized gains (losses) on investments per share or total return.
(j)	Amount rounds to less than $0.01.

28	JPMORGAN ACCESS FUNDS

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)(c)		Net assets, end of period (000’s)	Net expenses (d) (e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

(2.40	)%(i)	$32,108	0.88%	1.24%	1.26%	96%

(2.99)		9,569	0.89	0.80	1.30	88

NOVEMBER 1, 2010	29

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganaccessfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. 811-21295.

©JPMorgan Chase & Co. 2010 All rights reserved. December 2010.

PR-ACCESSI-1210

Prospectus

J.P. Morgan Funds

Class A, Class C & Select Class Shares

February 28, 2011, as supplemented May 2, 2011

JPMorgan Income Builder Fund

Class/Ticker: A/JNBAX; C/JNBCX; Select/JNBSX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Income Builder Fund

Class/Ticker: A/JNBAX; C/JNBCX; Select/JNBSX

What is the goal of the Fund?

The Fund seeks to maximize income while maintaining prospects for capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Fund — SALES CHARGES” on page 17 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as a % of the Offering Price	4.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.45%	0.45%	0.45%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.67	0.64	0.78
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.42	0.39	0.53
Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.38	1.85	1.24
Fee Waivers and Expense Reimbursements[1]	(0.62)	(0.59)	(0.63)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.76	1.26	0.61

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%, 1.25% and 0.60% of the aver- age daily net assets of Class A, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	524	809	1,115	1,981
CLASS C SHARES ($)	228	524	946	2,121
SELECT CLASS SHARES ($)	62	331	620	1,444

FEBRUARY 28, 2011	1

JPMorgan Income Builder Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	524	809	1,115	1,981
CLASS C SHARES ($)	128	524	946	2,121
SELECT CLASS SHARES ($)	62	331	620	1,444

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund has significant flexibility to achieve its investment objective and invests in a broad range of income-producing securities, including debt and equity securities in the U.S. and other markets throughout the world, both developed and emerging. There is no limit on the number of countries in which the Fund may invest, and the Fund may focus its investments in a single country or a small group of countries. As attractive investments across asset classes and strategies arise, the adviser attempts to capture these opportunities and has wide latitude to allocate the Fund’s assets among strategies and asset classes. The adviser buys and sells securities and investments for the Fund based on the adviser’s view of strategies, sectors, and overall portfolio construction taking into account income generation, risk/return analyses, and relative value considerations.

The Fund may invest up to 100% of its total assets in debt and equity securities that are below investment grade. With respect to below investment grade debt securities (known as junk bonds), the Fund currently expects to invest no more than 70% of its total assets in such securities. The Fund may also invest up to 35% of its total assets in loan assignments and participations (Loans) and commitments to purchase loan assignments (Unfunded Commitments) and up to 60% of its total assets in equity securities. The Fund has broad discretion to use other types of investments as principal investment strategies. These include mortgage-backed, mortgage-related and asset-backed securities, including collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities, dollar rolls, real estate investment trusts (REITs), inflation-linked securities including Treasury Inflation Protected Securities (TIPS), when-issued securities and forward commitments, exchange traded funds (ETFs), affiliated investment companies and other investment companies including closed-end funds.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, foreign currency transactions, options and swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may also use such derivatives to manage equity, country, regional and currency exposure, to increase income or gain to the Fund, for hedging and for risk management. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of foreign currency derivatives including forward foreign currency contracts and currency futures, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate and Credit Risks. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. The Fund’s investments are subject to the risk that the issuer or the counterparty will fail to make payments when due or default completely. If an issuer’s

2	J.P. MORGAN FUNDS

financial condition worsens, the credit quality of the issuer may deteriorate, leading to greater price volatility and potentially making it difficult for the Fund to sell such investments.

Foreign Securities, Emerging Market, and Currency Risks. The Fund may invest all of its assets in securities denominated in foreign currencies. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.” While the Fund may engage in various strategies to hedge against currency risk, it is not required to do so. The Fund may be subject to greater volatility than a more geographically diversified fund.

High Yield Securities and Loan Risks. The Fund may invest in securities including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity. Loans are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, and lack of publicly available information.

No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans may have a more limited secondary market, liquidity risk may be more pronounced for the Fund. When Loans are prepaid, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Mortgage-Related and Other Asset-Backed Securities Risk. The Fund may invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. During periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs), interest-only (IOs) and principal-only (POs) stripped mortgage-backed securities are more volatile and may be subject to a higher risk of non-payment than other mortgage related securities.

ETF and Investment Company Risk. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of an ETF or other investment company. The price and movement of an ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Inflation-Linked Securities Risk. Unlike conventional bonds, the principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., Consumer Price Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

FEBRUARY 28, 2011	3

JPMorgan Income Builder Fund (continued)

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how performance of the Fund’s Class A Shares has varied from year to year over the past three calendar years. The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the MSCI World Index (net of foreign withholding taxes), S&P 500 Index, Barclays Capital U.S. Aggregate Index, the Income Builder Composite Benchmark, comprised of two broad-based securities indexes and the Lipper Global Flexible Portfolio Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund did not experience any shareholder purchase and sale activity prior to December 18, 2009. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

Best Quarter	2nd quarter, 2009	16.57%
Worst Quarter	4th quarter, 2008	–15.30%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)
	Past 1 Year	Life of Fund (since 5/31/07)
CLASS A SHARES
Return Before Taxes	7.76%	2.64%
Return After Taxes on Distributions	6.22	0.84
Return After Taxes on Distributions and Sale of Fund Shares	5.13	1.20
CLASS C SHARES
Return Before Taxes	11.24	3.44
SELECT CLASS SHARES
Return Before Taxes	12.93	4.17
MSCI WORLD INDEX[1]
(Net of Foreign Withholding Taxes)
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes)	11.76	(4.32)
S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	15.06	(3.22)
BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	6.54	6.53
INCOME BUILDER COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes, Except Foreign Withholding Taxes on MSCI World Index)	10.23	0.47
LIPPER GLOBAL FLEXIBLE PORTFOLIO FUNDS INDEX
(Reflects No Deduction for Taxes)	11.92	(0.85)

1	The Fund’s benchmark has changed from the S&P 500 Index to the MSCI World Index to better reflect the Fund’s investment strategies.

After-tax returns are shown for only the Class A Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

4	J.P. MORGAN FUNDS

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Neill D. Nuttall	2007	Managing Director
Jeffrey A. Geller	2007	Managing Director
Patrik Jakobson	2007	Managing Director
Anne Lester	2009	Managing Director
Michael Schoenhaut	2007	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any busi- ness day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as

ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial

Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the

Fund over another investment. Ask your salesperson or visit

your financial intermediary’s website for more information.

FEBRUARY 28, 2011	5

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund primarily invests in a broad range of income-producing securities, including debt and equity securities in the U.S. and other markets throughout the world, both developed and emerging. The Fund may invest in a wide variety of asset classes from issuers throughout the world (including emerging market countries) to achieve its core objective of maximizing income while also providing an opportunity for capital appreciation. There is no limit on the number of countries in which the Fund may invest, and the Fund may focus its investments in a single country or a small group of countries.

The Fund may invest up to 100% of its total assets in debt and equity securities that are rated below investment grade meaning that such securities will carry a rating below Baa3 by Moody’s Investor Services, Inc. (Moody’s), BBB– by Standard & Poor’s Corporation (S&P), or BBB– by Fitch Ratings (Fitch), or the equivalent by another national rating organization, or securities that are unrated. With respect to below investment grade debt securities, the Fund currently expects to invest no more than 70% of its total assets in such securities.

The Fund may invest up to 35% of its total assets in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. The Fund attempts to maximize its dividend yield by investing in common stock of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. The Fund is currently expected to invest no more than 60% of its total assets in equity securities. Because yield is the main consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and, therefore, are selling below what JPMIM believes to be their long-term investment value. The Fund may also invest in convertible bonds, warrants, participation notes (P-Notes), preferred stocks and rights.

The Fund may invest in common stocks and, to a lesser extent, debt securities of REITs and other real estate companies in both developed and emerging markets. REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate. The Fund may also invest in other types of equity securities of real estate companies including rights, warrants, convertible securities and preferred stocks.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, foreign currency transactions, options and swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may also use such derivatives to manage equity, country, regional and currency exposure. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of foreign currency derivatives including forward foreign currency contracts and currency futures, but may not always do so. In addition to hedging non-dollar investments, the Fund may use derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies. Under certain market conditions, the Fund’s use of derivatives could be significant.

The Fund may invest in asset-backed securities. The Fund may also invest in mortgage-backed and mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into “dollar rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund also may invest in inflation-linked securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as TIPS, as well as inflation-linked debt securities issued by other entities such as corporations, foreign governments and other foreign issuers. The Fund also may purchase when-issued securities and forward commitments, which are contracts to purchase securities at a fixed price for delivery at a future date.

The Fund may invest in shares of ETFs, affiliated investment companies and other investment companies, including closed-end companies. ETFs are registered investment companies whose shares are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

6	J.P. MORGAN FUNDS

INVESTMENT PROCESS

Drawing on the resources of multiple specialist teams within JPMIM, the portfolio managers establish the strategic and tactical allocation for the Fund and make the day-to-day decisions concerning strategies, sectors, and overall portfolio construction based on income generation, risk/return analyses, and relative value considerations. As attractive investments across asset classes and strategies arise, the portfolio managers attempt to capture these opportunities and have wide latitude to allocate the Fund’s assets among strategies and asset classes. The lead portfolio managers leverage the resources and insights of the research analysts and portfolio managers who serve on specialist asset class teams. Such specialist teams select individual securities within the portfolio construction mandates established by the portfolio managers.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

FUNDAMENTAL POLICIES
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. None of the policies in this prospectus are fundamental. The Fund’s Board of Trustees may change the Fund’s investment objective and any of the policies in this prospectus without shareholder approval. All fundamental policies of the Fund are specifically identified in the Statement of Additional Information.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks associated with investing in the Fund are summarized in the “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in the Risk and Reward Elements for the Fund and Investment Practices later in the prospectus and the Statement of Additional Information.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk. The Fund’s fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers or counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Foreign Securities and Emerging Market Risks. The Fund may invest all of its assets in foreign securities including securities in emerging markets. Investments in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries, and you should be able to sustain sudden and sometimes substantial fluctuations in the value of your investments. The Fund’s investments in foreign and emerging

FEBRUARY 28, 2011	7

More About the Fund (continued)

market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

Currency Risk. The Fund may invest all of its assets in securities denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. The Fund may engage in various strategies to hedge against interest rate and currency risk. To the extent the Fund enters into such transactions in markets other than in the United States, the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this prospectus with respect to the Fund’s investments in foreign securities. In addition, the Fund may engage in such transactions as a substitute for securities in which the Fund invests, to increase exposure to a foreign currency, to shift exposure from one foreign currency to another, for risk management purposes or to increase income or gain to the Fund. While a Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund will fluctuate. There can be no assurance that the Fund’s hedging activities will be effective. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily engage in hedging activities when movements in interest rates or currency exchange rates occur.

High Yield Securities Risk. The Fund may invest up to 100% of its total assets in high yield, high risk securities (also known as junk bonds) and below investment grade equity securities. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. The market price of these securities can change suddenly and unexpectedly. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield securities. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Loan Risk. The Fund may invest a significant portion of its assets in Loans that are rated below investment grade. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” “High Yield Securities Risk” and “Foreign Securities and Emerging Markets Risks.” Although certain Loans are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans that the Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Fund may be more dependent upon the analytical ability of its adviser.

When a Fund acquires a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations, but not the borrower. As a result, the Fund assumes the credit risk of the seller of the loan participation and any other parties interpositioned between the Fund and the borrower. The Fund may not benefit directly from the collateral supporting the loan in which it has purchased the loan participation or assignment.

Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.

Loans are subject to prepayment risks. Gains and losses associated with prepayments will increase or decrease the Fund’s yield and the income available for distribution by the Fund.

8	J.P. MORGAN FUNDS

When Loans are prepaid, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of securities. Debt securities of REITs are subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect of the increase or decrease in the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities.) Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Mortgage-Related and Other Asset-Backed Securities Risk. The Fund invests in mortgage-related and asset-backed securities. These securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

The Fund may invest in collateralized mortgage obligations (CMOs). CMOs are issued in multiple classes, and each class

FEBRUARY 28, 2011	9

More About the Fund (continued)

may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.

The Fund may invest in interest-only (IO) and principal-only (PO) mortgage-related securities. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount). If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Geographic Focus Risk. The Fund may focus its investments in a region or a small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

For more information about risks associated with the types of investments that the Fund purchases, please read “Risk/Return Summary” and the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

CASH POSITIONS

The Fund may invest all or most of its total assets in cash and cash equivalents. These investments may result in a lower yield than lower-quality or longer-term investments, and if used for temporary defensive purposes rather than an investment strategy, may prevent the Fund from meeting its investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objectives. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

MORE INFORMATION ABOUT THE COMPOSITE BENCHMARK

The Income Builder Composite Benchmark consists of the MSCJ World Index (net of foreign withholding taxes) (60%) and the Barclays Capital U.S. Aggregate Index (40%).

10	J.P. MORGAN FUNDS

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 270 Park Avenue, New York, NY 10017.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/10, JPMIM was paid management fees (net of waivers) of 0.19% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreements for the Fund is available in the annual report for the most recent fiscal period ended October 31.

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the strategy and tactical allocations for the Fund. The portfolio managers are assisted by multiple specialist teams who support the strategies of the Fund within the parameters established by the lead portfolio managers.

The Fund is managed by JPMIM’s Global Multi-Asset Group (GMAG) which is led by Neill D. Nuttall, Managing Director.

Mr. Nuttall, Jeffrey A. Geller, Managing Director, Patrik Jakobson, Managing Director, Anne Lester, Managing Director, and Michael Schoenhaut, Executive Director and CFA charterholder, serve as portfolio managers for the Fund. Mr. Nuttall is Chief Investment Officer (CIO) of GMAG, with particular responsibility for total return and convertible bond portfolios. An employee since 1984 and a portfolio manager of the Fund since its inception, Mr. Nuttall was most recently a qualitative portfolio manager in the Currency Group and a member of the Currency Investment Policy Committee. As CIO and head of the U.S. GMAG, Mr. Geller has investment oversight responsibility for all accounts managed by the group, and is leading the initiative to develop a multi-asset class, absolute return vehicle. Before joining JPMIM in 2006, Mr. Geller was director of Hedge Fund Investments at Russell Investment Group, where he served as chairman of Russell’s hedge fund investment committee. Prior to that, Mr. Geller was a senior partner at BEA Associates (Credit Suisse Asset Management), where he had responsibility for managing equity and currency overlay and relative value arbitrage strategies. Mr. Geller has been a portfolio manager of the Fund since its inception. Mr. Jakobson is a senior portfolio manager and head of Balanced Strategies for the U.S. GMAG and is responsible for managing GMAG’s tactical allocation investment process and global portfolio strategy. An employee of JPMIM since 1987 and a portfolio manager of the Fund since its inception, Mr. Jakobson has served as portfolio manager for the firm’s global asset allocation and balanced portfolios since 1995 and has worked extensively with institutional clients on strategic asset allocation issues. Ms. Lester has been an employee of JPMIM since 1992, a member of GMAG since 2000 and a portfolio manager of the Fund since December 2009. She plays a key role in defined contribution asset allocation strategies and is also the portfolio manager for a number of defined benefit plans. Ms. Lester joined the firm as a fixed income and currency trader and portfolio manager in the firm’s Milan office, and relocated to the New York office in 1997. Mr. Schoenhaut is head of portfolio construction and implementation for GMAG in the U.S. He is a member of the Investment Committee of the U.S. GMAG and focuses on portfolio construction, manager analysis and tactical asset allocation. An employee since 1997 and a portfolio manager of the Fund since its inception, he is also a senior portfolio manager for balanced strategies, responsible for quantitative research and implementation of strategy across balanced accounts.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities.

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund’s other service

FEBRUARY 28, 2011	11

The Fund’s Management and Administration (continued)

providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class C and Select Class Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

12	J.P. MORGAN FUNDS

How to Do Business with the Fund

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•

Through your Financial Intermediary. Financial Intermediar- ies may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, includ- ing various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or share- holder servicing agent. Shares purchased this way will typi- cally be held for you by the Financial Intermediary; or

•	Directly from the Fund through JPMDS.

Who can buy shares?

Class A and Class C Shares may be purchased by the general public.

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or cus- tomers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

Select Class Shares may also be purchased directly from the Fund by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial

Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

FEBRUARY 28, 2011	13

How to Do Business with the Fund (continued)

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a system- atic basis,

3.	Automatic reinvestments of dividends and distributions,
4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A, Class C and Select Class Shares. Class A and Class C Shares are available to the general public. Select Class Shares are available to those investors meeting the class’ minimum and eligibility requirements.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not sub-

14	J.P. MORGAN FUNDS

ject to an upfront sales charge. Please see “Sales Charges.” Class A Shares have lower annual expenses than Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class C Shares

You will not pay a sales charge at the time of purchase. A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class C Shares have higher Rule 12b-1 fees than Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class A Shares. There is no maximum investment amount for Class C Shares.

Select Class Shares

Select Class Shares do not have any sales charges or Rule 12b-1 fees. You must meet the minimum investment and eligibility requirement to purchase Select Class Shares. The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

If you are eligible to purchase Select Class Shares, they would generally be the best choice because they offer the lowest expenses of the share classes offered in this prospectus. You should also consider the Rule 12b-1 fees which are lower for Class A Shares than other share classes (except for Select Class Shares which have no Rule 12b-1 fees). These fees appear in the table called Annual Fund Operating Expenses for the Fund.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Each class of shares in the Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board, determines that the pricing service quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, select the share class most appropriate for you and decide how much you want to invest.

Class A and Class C Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25.

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of

FEBRUARY 28, 2011	15

How to Do Business with the Fund (continued)

Select Class Shares of other J.P. Morgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $1,000 minimum investment requirement, provided such accounts are opened directly with the Fund and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees, and their immediate families of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

With respect to Select Class Shares for certain investors and Class A and Class C Shares, a lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — In which shares can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

16	J.P. MORGAN FUNDS

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

In which shares can I automatically invest on a systematic basis?

You may purchase only additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100.

Officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates (“Eligible Investors”) may participate in automatic investments of Select Class Shares of the Fund from their bank account through a Systematic Investment Plan. An Eligible Investor may choose to make an initial investment of an amount less than the required minimum of $1,000 of Select Class Shares as long as his or her initial investment is at least $100 and he or she agrees to make regular monthly investments of at least $100.

To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell Class A and Class C Shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charges for Class A and Class C Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Select Class Shares have no such sales charges. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Fund’s Management and Administration.” To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class C Shares of the Fund, visit www.jpmorganfunds.com and

FEBRUARY 28, 2011	17

How to Do Business with the Fund (continued)

‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

TOTAL SALES CHARGE FOR FUND[1]
Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment	Commission as a % of Offering Price
Less than $100,000	4.50	4.71	4.05
$100,000–$249,999	3.50	3.63	3.05
$250,000–$499,999	2.50	2.56	2.05
$500,000–$999,999	2.00	2.04	1.60
$1,000,000 or more*	None	None	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There are no front-end sales charges for investments of $1 million or more in the Fund.

**	If you purchase $1 million or more of Class A Shares of the Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1.00% of the purchase price if you redeem any or all of the Class A Shares of the Fund during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares of the Fund between 12 and 18 months after purchase. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to the Fund from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of gross sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charges

The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the J.P. Morgan Funds in which you invest (as described below) even if such J.P. Morgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all J.P. Morgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the J.P. Morgan Funds that you would like to have one or more J.P. Morgan Funds linked together for purposes of reducing the initial sales charge.

•

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a J.P. Morgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may verify (1) the number of shares of the J.P. Morgan Funds held in

18	J.P. MORGAN FUNDS

your account(s) with the J.P. Morgan Funds, (2) the number of shares of the J.P. Morgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the J.P. Morgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A and Class C Shares of one or more J.P. Morgan Funds. You may then combine purchases of Class A Shares of one or more J.P. Morgan Funds you make over the next 13 months with any combined balances of Class A, Class B and Class C Shares held as of the date of the Letter of Intent and pay the same sales charge on the new Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Fund or your Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.
2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors or trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly with the Fund and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning the Fund’s other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Fund or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

•	Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

•

Affiliates of JPMorgan Chase and certain accounts (other than IRA accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•

Certain group retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•	Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own

FEBRUARY 28, 2011	19

How to Do Business with the Fund (continued)

accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a J.P. Morgan Fund, but only if you paid a CDSC in connec- tion with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund but only if the purchase is made within 90 days of the sale or distribution. Appropriate documenta- tion may be required.

9.	Bought when one Fund invests in another J.P. Morgan Fund.

10.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a J.P. Morgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for pur- poses of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool estab- lished for the benefit of a charitable organization.

13.	Purchased in Individual Retirement Accounts (IRAs) estab- lished initially through an IRA rollover from a qualified retirement plan where J.P. Morgan Retirement Plan

Services LLC had a contractual relationship to provide recordkeeping for the plan. In order for the waiver to apply, your IRA must be established with an investment from a qualified retirement plan (not another IRA), J.P. Morgan Institutional Investments Inc. must be the broker of record for the IRA and you must not utilize the services of another Financial Intermediary with respect to the IRA. In addition, the assets must be invested into the Fund’s IRA option with State Street Bank & Trust Company serving as custodian.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class C Shares

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Fund.

How the Class C CDSC is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class C Shares, the CDSC is based on the original cost of the shares.

You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares

20	J.P. MORGAN FUNDS

(including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class C CDSC

No sales charge is imposed on redemptions of Class C Shares of the Fund:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Made due to the death of a shareholder or made within one year of initial qualification for Social Security disability payments. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). With respect to a shareholder’s disability, the redemption must be made within one year of such disability. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.

That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.
8.	Exchanged for Class C Shares of other J.P. Morgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicat- ing that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Shares of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund attributable to Class A Shares.

2.	Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FEBRUARY 28, 2011	21

How to Do Business with the Fund (continued)

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of the Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same Fund. Class A Shares of the Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Limited Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another J.P. Morgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other J.P. Morgan Fund may be exchanged for Class C Shares of another J.P. Morgan Fund, other than for Class C Shares of the Short Term Bond Funds.

Class C Shares of any Fund (except any of the J.P. Morgan money market funds) may also be exchanged for Select Class or Institutional Class Shares of the same Fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Select Class Shares of the Fund may be exchanged for Select Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund. All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange.

If you exchange Class C Shares of the Fund for Class C Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchanged.

2.	The current holding period for your exchanged Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

There are no sales charges applicable for Select Class Shares.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund generally is not taxable for federal income tax purposes.

22	J.P. MORGAN FUNDS

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.” Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P. O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If you own Class A, Class C or Select Class Shares and the Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund. The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes

FEBRUARY 28, 2011	23

How to Do Business with the Fund (continued)

and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

J.P. Morgan Funds Services

P. O. Box 8528

Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes, with respect only to Class A and Class C Shares.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund’s Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.
5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC, if applicable. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process. You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

24	J.P. MORGAN FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally declares dividends of net investment income, if any, on the last business day of each month and pays such dividends on the first business day of the following month. The Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year of such shareholder beginning before January 1, 2013 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder, recognized during a taxable year beginning before January 1, 2013 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares of the Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, the Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

The Fund’s investment in certain debt obligations, mortgage-backed securities, asset-backed securities, derivative instruments, REIT securities and so-called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so. The Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer

FEBRUARY 28, 2011	25

Shareholder Information (continued)

losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com. Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for statement requests that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. In addition, from time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

The Fund will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

26	J.P. MORGAN FUNDS

Investment Practices

This table discusses the types of investments which can be held by the Fund. In each case the related types of risk are also listed.

INSTRUMENT	RISKS
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	Prepayment Market Credit Interest Rate Political
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	Prepayment Market Credit Interest Rate Political
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Market Credit Interest Rate
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non- negotiable receipts issued by a bank in exchange for the deposit of funds.	Credit Currency Liquidity Political Interest Rate Market
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception of borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Credit Interest Rate Market
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	Credit Currency Interest Rate Foreign Investment Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	Management Liquidity Credit Market Leverage
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Currency Interest Rate Liquidity Market Political
Common Stock: Shares of ownership of a company.	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	Market Credit

FEBRUARY 28, 2011	27

Investment Practices (continued)

INSTRUMENT	RISKS
Convertible Securities: Bonds or preferred stock that can convert to common stock.	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Market Credit Currency Interest Rate Liquidity Political Valuation
Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	Management Credit Liquidity Market Currency Interest Rate Leverage Political Valuation
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.	Management Liquidity Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Foreign Investment
ETFs: Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (SPDRs) and NASDAQ 100s.	Market Investment Company Leverage
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (NDFs)), forward rate agreements and interest rate, and currency swaps, caps and floors. The Fund may engage in such transactions in both U.S. and non-U.S. markets.	Management Liquidity Prepayment Credit Leverage Foreign Investment Market
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and American Depositary Securities.	Foreign Investment Market Political Liquidity Prepayment

28	J.P. MORGAN FUNDS

INSTRUMENT	RISKS
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by the Fund’s adviser to be of comparable quality.	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Include fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	Credit Currency Interest Rate
Initial Public Offerings (IPOs): A transaction in which a previously private company makes its first sale of stock to the public.	Market
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	Market Leverage Credit
Investment Company Securities: Shares of other investment companies, including funds for which the adviser and/or its affiliate serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	Market Investment Company
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	Credit Currency Extension Foreign Investment Interest Rate Liquidity Political Market Prepayment
Master Limited Partnership: A limited partnership that is publicly traded on a securities exchange.	Market
Mortgages (Directly Held): Debt instruments secured by real property.	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation

FEBRUARY 28, 2011	29

Investment Practices (continued)

INSTRUMENT	RISKS
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs) and other asset-backed structures.	Credit Currency Extension Interest Rate Leverage Market Political Prepayment Tax
Mortgage Dollar Rolls[1]: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	Market Credit Political Tax Interest Rate Natural Event Prepayment
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Management Credit Market Liquidity
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Credit Foreign Investment
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	Management Market Credit Liquidity Leverage
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Liquidity Market

1

All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund’s total assets except as permitted by law.

30	J.P. MORGAN FUNDS

INSTRUMENT	RISKS
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Credit Management Interest Rate Political Liquidity Market Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.	Credit Leverage Market
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	Market
Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	Credit Market Leverage
Short Selling: The Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	Credit Liquidity Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Foreign Investment
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest Only (IOs) and Principal Only (POs) securities issued outside a Real Estate Mortgage Investment Conduit (REMIC) or CMO structure.	Prepayment Market Credit Political
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying index, commodity, currency or financial instrument.	Market Liquidity Management Credit Foreign Investment

1

All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund’s total assets except as permitted by law.

FEBRUARY 28, 2011	31

Investment Practices (continued)

INSTRUMENT	RISKS
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Credit Currency Interest Rate Leverage Liquidity Market Political Management Valuation
Synthetic Variable Rate Instruments: Instruments which generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Credit Interest Rate Liquidity Market
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.	Market Interest Rate Credit Government Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupons Under Book-Entry Safekeeping (CUBES).	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	Credit Liquidity Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Market Leverage Liquidity Credit
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Credit Currency Interest Rate Liquidity Market Political Valuation

32	J.P. MORGAN FUNDS

Risk related to certain investments held by the Fund:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser. Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the

Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rate and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

FEBRUARY 28, 2011	33

Risk and Reward Elements for the Fund

This table discusses the main elements that make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions

•   The Fund’s share price and performance will fluctuate in response to stock and bond market movements

•   The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•    The Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

•    Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•    Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•    Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated, or are defaulted. The risk of defaults is generally higher in the case of mortgage-backed investments that include so-called “sub- prime” mortgages

•   Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

•   Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•    Most bonds will rise in value when interest rates fall

•   Foreign bonds, which represent a major portion of the world’s fixed income securities, offer attractive potential performance and opportunities for diversification

•    Emerging markets can offer higher returns

•   Favorable exchange rate movements could generate gains or reduce losses

•    Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•   Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds; equity investments may include common stocks, convertible securities, preferred stocks, depositary receipts (such as ADRs and EDRs), trust or partnership interests, warrants, rights, and investment company securities (including affiliated investment companies)

•    During severe market downturns, the Fund has the option of investing up to 100% of its total assets in cash and cash equivalents

•    To the extent that the Fund invests in foreign securities, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time; these currency management techniques may not be available for certain emerging markets investments; the Fund may also use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

•    The Adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Foreign currencies
• Currency exchange rate movements could reduce gains or create losses • Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks	• Favorable exchange rate movements could generate gains or reduce losses

•   The Fund may manage the currency exposure of its foreign investments relative to its benchmark and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time but may not always do so (see also “Derivatives”)

34	J.P. MORGAN FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Credit quality

•   The default of an issuer would leave the Fund with unpaid interest or principal

•    Junk Bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid, and may be more difficult to value

• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains

•   The Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals

•   The Adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risks

Loan Assignments and Participations
• Loan assignments and participations (like other high yield, corporate debt obligations) have a higher risk of default and may be less liquid and/or become illiquid	• Loan assignments and participations offer higher yields and higher potential gains

•   The Adviser performs ongoing credit review of the obligor and invests only in loan participations and assignments if it determines the instrument contains favorable risk/reward characteristics

•    The Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase

Management choices
• The Fund could underperform its benchmark due to its sector, securities or duration choices	• The Fund could outperform its benchmark due to these same choices	• The Adviser focuses its active management on those areas where it believes its commitment to research can most enhance income and manage risks in a consistent way

ETFs and other investment companies[1]

•   If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•    The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies help to manage smaller cash flows

•    Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, the Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•    Exemptive orders granted to various iShares funds (which are ETFs), other ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•    Under SEC Rule 12d1-1, the Fund may invest in both affiliated and unaffiliated money market funds without limit subject to the Fund’s investment policies and restrictions and the conditions of the rule

1	Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

FEBRUARY 28, 2011	35

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*

•   Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

•    The Fund may have difficulty exiting a derivatives position

•    Derivatives used for risk management or to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•   Certain types of derivatives involve costs to the Fund which can reduce returns

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

•    Derivatives that involve leverage could magnify losses

•   Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•   The Fund could make money and protect against losses if management’s analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•   The Fund uses derivatives for hedging and for risk management and to increase income or gain (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund’s exposure relative to its benchmark

•    When the Fund uses derivatives for hedging purposes, the Fund only establishes hedges that it expects will be highly correlated with underlying positions

•    While the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio

•    The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

36	J.P. MORGAN FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•   The Fund may not invest more than 15% of net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•   Increased trading would raise a Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce the Fund’s returns

	• The Fund could realize gains in a short period of time • The Fund could protect against losses if a security is overvalued and its value later falls	• The Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

Short selling

•   Short sales may not have the intended effects and may result in losses

•    The Fund may not be able to close out a short position at a particular time or at an acceptable price

•    The Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities

•    Segregated or earmarked accounts and posting collateral with respect to short sales may limit the Fund’s investment flexibility

•    Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

•   The Fund could make money and protect against losses if management’s analysis proves correct

•   Short selling may allow the Fund to generate positive returns in declining markets

•    Short selling may allow the Fund to implement insights into securities it expects to underperform

•    Short selling may allow the Fund to diversify its holdings across a larger number of securities

•   The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk

•   The Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

Master Limited Partnerships (MLPs)

•   Holders of MLP units have limited control and voting rights, similar to those of a limited partner

•   An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns

•    MLPs may, for tax purposes, affect the character of the gain and loss realized by the Fund and affect the holding period of the Fund’s assets

• MLPs can offer attractive returns • MLPs may offer more attractive yields or potential growth than comparable equity securities

•   The Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company

•   The Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

FEBRUARY 28, 2011	37

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

		Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Income Builder Fund
Class A
Year Ended October 31, 2010	$8.47	$0.48	(e)	$0.89	$1.37	$(0.47)	$—	(f)
Year Ended October 31, 2009	6.90	0.47		1.51	1.98	(0.41)	—
Year Ended October 31, 2008	9.90	0.57		(3.02)	(2.45)	(0.55)	—
May 31, 2007(g) through October 31, 2007	10.00	0.24		(0.15)	0.09	(0.19)	—

Class C
Year Ended October 31, 2010	8.47	0.43	(e)	0.90	1.33	(0.44)	—	(f)
Year Ended October 31, 2009	6.90	0.43		1.51	1.94	(0.37)	—
Year Ended October 31, 2008	9.89	0.52		(3.00)	(2.48)	(0.51)	—
May 31, 2007(g) through October 31, 2007	10.00	0.22		(0.16)	0.06	(0.17)	—

Select Class
Year Ended October 31, 2010	8.47	0.49	(e)	0.90	1.39	(0.49)	—	(f)
Year Ended October 31, 2009	6.90	0.49		1.51	2.00	(0.43)	—
Year Ended October 31, 2008	9.90	0.59		(3.01)	(2.42)	(0.58)	—
May 31, 2007(g) through October 31, 2007	10.00	0.25		(0.15)	0.10	(0.20)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average share outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.
(h)	Includes interest expense of 0.01%.

38	J.P. MORGAN FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, earning credits reimbursements and earning credits	Portfolio turnover rate (b)

$9.37	16.76%	$218,031	0.74%		5.36%	1.37%	49%
8.47	29.77	97	0.95		6.49	2.34	81
6.90	(25.78)	75	0.95		6.38	2.21	82
9.90	0.94	101	0.96	(h)	5.85	3.18	30

9.36	16.20	206,113	1.24		4.82	1.84	49
8.47	29.15	96	1.45		5.99	2.84	81
6.90	(26.10)	74	1.45		5.88	2.71	82
9.89	0.69	101	1.46	(h)	5.35	3.68	30

9.37	16.90	135,279	0.60		5.53	1.23	49
8.47	30.08	19,368	0.70		6.74	2.09	81
6.90	(25.59)	14,893	0.70		6.63	1.96	82
9.90	1.03	20,000	0.71	(h)	6.09	2.93	30

FEBRUARY 28, 2011	39

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520.

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295.

©JPMorgan Chase & Co. 2011 All rights reserved. February 2011. PR-IBACS-211

Prospectus

J.P. Morgan International Funds

Class A, Class C & Select Class Shares

February 28, 2011, as supplemented May 2, 2011

JPMorgan International Currency Income Fund Class/Ticker: A/JCIAX; C/JNCCX; Select/JCISX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan International Currency Income Fund

Class/Ticker: A/JCIAX; C/JNCCX; Select/JCISX

What is the goal of the Fund?

The Fund seeks to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Fund — SALES CHARGES” on page 14 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Deferred Sales Charge (Load) Imposed on Purchases as a % of Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.55%	0.55%	0.55%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.45	0.50	0.44
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.20	0.25	0.19
Acquired Fund Fees and Expenses	0.04	0.04	0.04

Total Annual Fund Operating Expenses	1.29	1.84	1.03
Fee Waivers and/or Expense Reimbursements[1]	(0.45)	(0.25)	(0.39)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.84	1.59	0.64

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80%, 1.55% and 0.60% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 3/1/12, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/29/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	458	726	1,014	1,835
CLASS C SHARES ($)	262	554	972	2,138
SELECT CLASS SHARES ($)	65	289	531	1,224

FEBRUARY 28, 2011	1

JPMorgan International Currency Income Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	458	726	1,014	1,835
CLASS C SHARES ($)	162	554	972	2,138
SELECT CLASS SHARES ($)	65	289	531	1,224

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund is managed with the objective of delivering a high total return through exposure to fixed income and other debt securities denominated in foreign currencies. Under normal circumstances, the Fund will invest at least 80% of its Assets in fixed income and other debt securities denominated in foreign currencies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will invest in securities of foreign issuers in both developed and emerging markets that are primarily governments, quasi-government and government agencies, and to a lesser extent, corporations. There is no limit on the number of countries in which the Fund may invest and the Fund may focus its investments in a single country or small group of countries at any time.

The Fund invests primarily in securities that are rated investment grade or unrated securities of quality deemed comparable by the adviser. Under normal circumstances, at least 75% of the Fund’s securities will be rated AAA or better by Moody’s Investors Service (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Rating (Fitch), or the unrated equivalent. The Fund may invest up to 10% of its assets in below investment grade securities (also called junk bonds).

The Fund predominantly invests in securities denominated in foreign currencies, although it may also invest up to 20% of its assets in U.S. dollar-denominated securities primarily for cash management purposes and to satisfy asset coverage requirements for the Fund’s derivative positions. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use futures contracts, options, swaps, and forwards including non-deliverable forwards as a substitute for securities in which the

Fund can invest. Consistent with the Fund’s strategies to invest in securities denominated in foreign currencies, the Fund will not hedge its non-dollar investments back to the U.S. dollar. Rather, the Fund typically uses foreign currency derivatives including forward foreign currency contracts to increase income or gain to the Fund, as part of its risk management process to establish or adjust the Fund’s exposure to particular foreign currencies, and to hedge an investment in one currency back to another foreign currency.

The adviser buys and sells securities and investments for the Fund based on its view of currency, interest rates, and sectors. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, currency risk, credit risk and the complex legal and technical structure of the transaction. With respect to currency management, the adviser adjusts the exposure of the portfolio to overweight or underweight individual currencies relative to a broad basket of international currencies.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Interest Rate and Credit Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops. The Fund’s investments are subject to the risk that the issuer or the counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

2	J.P. MORGAN INTERNATIONAL FUNDS

Foreign Securities and Emerging Market Risks. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.” The Fund may concentrate its investments in a single country or small group of countries and be subject to greater volatility than a more geographically diversified fund.

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

High Yield Securities Risk. The Fund may invest in securities that are issued by companies that are highly leveraged, less credit-worthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity.

Derivative Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty.

Exchange Traded Fund (ETF) and Investment Company Risk. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of an ETF or other investment company. The price and movement of an ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value, (also known as a discount).

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the

Fund’s shares being more sensitive to economic results of those issuing the securities.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how performance of the Fund’s Select Class Shares has varied from year to year for the past three calendar years. The table shows the average annual total returns over the past one year and life of the Fund. The table compares that performance to the Barclays Capital Global Treasury Ex-U.S. 1–3 Year Index, a broad-based securities market index, the Barclays Capital Trade-Weighted Non-Dollar Benchmark Currency Index, and the Lipper International Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. The Fund did not experience any shareholder purchase and sale activity prior to November 2009. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

1	The class for which performance is shown in the bar chart has changed from Class A to Select Class Shares to correspond to the class shown in the Fund’s most current shareholder report.

Best Quarter	1st quarter, 2008	7.31%
Worst Quarter	3rd quarter, 2008	-5.61%

FEBRUARY 28, 2011	3

JPMorgan International Currency Income Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2010)
	Past 1 Year	Life of Fund (since 3/30/07)
SELECT CLASS SHARES[1]
Return Before Taxes	5.81%	5.58%
Return After Taxes on Distributions	5.67	4.81
Return After Taxes on Distributions and Sale of Fund Shares	3.79	4.32
CLASS A SHARES
Return Before Taxes	1.67	4.28
CLASS C SHARES
Return Before Taxes	3.83	4.67
BARCLAYS CAPITAL GLOBAL TREASURY EX-U.S. 1–3 YEAR INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	4.81	7.17
BARCLAYS CAPITAL TRADE-WEIGHTED NON-DOLLAR BENCHMARK CURRENCY INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.58	5.87
LIPPER INTERNATIONAL INCOME FUNDS INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	7.22	6.79

1	The class for which performance is shown in the table has changed from Class A to Select Class Shares to correspond to the class shown in the Fund’s most recent shareholder report.

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jon B. Jonsson	2007	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	J.P. MORGAN INTERNATIONAL FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund will be managed with the objective of delivering a high total return through exposure to fixed income and other debt securities denominated in foreign currencies. Under normal circumstances, the Fund will invest at least 80% of its Assets in fixed income and other debt securities denominated in foreign currencies, or instruments that have similar economic characteristics. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The Fund will invest primarily in the securities of foreign issuers, including governments, quasi-government and government agencies, and to a lesser extent, corporations. Securities in which the Fund invests may be issued in both developed and emerging markets. Although the Fund predominantly invests in securities denominated in foreign currencies, it may also invest up to 20% of its Assets in U.S. dollar-denominated securities primarily for cash management purposes and to satisfy asset coverage requirements for the Fund’s derivative positions. There is no limit on the number of countries in which the Fund may invest and the Fund may focus its investments in a single country or small group of countries at any given time.

The Fund invests primarily in securities that are rated investment grade by Moody’s, S&P, or Fitch (and unrated securities of quality deemed comparable by the adviser). Under normal circumstances, at least 75% of the Fund’s securities will be rated AAA or better by Moody’s, S&P, or Fitch or the unrated equivalent. The Fund may invest up to 10% of its total assets in securities rated below investment grade meaning that such securities will carry a rating below Baa3 by Moody’s, BBB– by S&P, or BBB– by Fitch, or the equivalent by another national rating organization, or securities that are unrated (also called junk bonds). The Fund may invest in securities with any fixed or variable maturity date and in perpetual securities. There are no restrictions on the average maturity of the Fund.

In order to efficiently manage the Fund’s exposure to movements in interest rates, yield spreads, and currencies, the Fund will employ a variety of strategies involving derivatives, including, without limitation, interest rate swaps, options, futures and forward contracts. Derivatives are instruments that have a value based on another instrument, exchange rate or index. In addition to using derivatives to manage the Fund’s interest rate, yield and currency exposure, the Fund may use derivatives as a substitute for securities in which the Fund can invest, to hedge various investments, or to increase income or gain to the Fund.

Consistent with the Fund’s strategies to invest in securities denominated in foreign currencies, the Fund will not hedge its non-dollar investments back to the U.S. dollar. Rather, the Fund typically uses derivatives including forward foreign currency contracts to increase income or gain to the Fund and/or as part of its risk management process to establish or adjust the Fund’s exposure to particular foreign currencies. The Fund may also use such derivatives to hedge an investment in one foreign currency back to another foreign currency.

The Fund may invest in shares of affiliated money market funds and ETFs. ETFs are registered investment companies whose shares are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

The adviser will seek to achieve the Fund’s objective by actively managing the Fund’s exposure to currencies, interest rates, and sectors. The adviser actively manages interest rate exposure through average duration, country allocation, and yield curve positioning. With respect to currency management, the adviser adjusts the exposure of the portfolio to overweight or underweight individual currencies relative to a broad basket of international currencies.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

FUNDAMENTAL POLICIES
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. None of the policies in this prospectus is funda- mental. The Fund’s Board of Trustees may change the Fund’s investment objective and any of the policies in this prospectus without shareholder approval. All fundamental policies of the Fund are specifically identified in the State- ment of Additional Information.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks associated with investing in the Fund are summarized in the “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

FEBRUARY 28, 2011	5

More About the Fund (continued)

Please note that the Fund also may use strategies that are not described herein, but which are described in the Risk and Reward Elements for the Fund, and Investment Practices later in the prospectus and the Statement of Additional Information.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets may be more volatile and generally are not as regulated as securities markets.

Interest Rate Risk. The Fund’s fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers or counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Foreign Securities and Emerging Market Risks. The Fund may invest all of its assets in foreign securities including securities in emerging markets. Investments in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investments, and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. As a result, this Fund is intended for investors who are able to sustain sudden, and sometimes substantial, fluctuations in the value of their investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

Sovereign Debt Risk. The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or other failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

6	J.P. MORGAN INTERNATIONAL FUNDS

High Yield Securities Risk. The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value, (also known as a discount).

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

For more information about risks associated with the types of investments that the Fund purchases, please read “Risk/Return Summary” and the “Risk and Reward Elements for the Fund” later in the prospectus and in the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and may prevent the Fund from meeting its investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. gov- ernment, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objectives. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

FEBRUARY 28, 2011	7

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 270 Park Avenue, New York, NY 10017.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/10, JPMIM was paid management fees (net of waivers) of 0.33% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal year ended October 31.

The Portfolio Manager

Jon B. Jonsson, Managing Director, has been the lead portfolio manager since the Fund’s inception and is primarily responsible for the day-to-day management of the Fund. Mr. Jonsson establishes and monitors the overall duration, yield curve, and sector allocation strategies for the Fund. Mr. Jonsson is assisted by multiple specialist sector and research teams who, through an assessment of quantitative and qualitative factors, generate strategy recommendations with respect to interest rate, sector and currency management. Mr. Jonsson is the lead portfolio manager for London international portfolios within JPMIM. An employee since 1998, Mr. Jonsson previously was a senior quantitative analyst responsible for preparing reports on relative value, conceiving and analyzing trade ideas, and designing analytical models supporting portfolio management strategies and decisions.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities.

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class C and Select Class Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing,

8	J.P. MORGAN INTERNATIONAL FUNDS

sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees.

These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

FEBRUARY 28, 2011	9

How to Do Business with the Fund

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Fund through JPMDS.

Who can buy shares?

Class A and Class C Shares may be purchased by the general public.

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

Select Class Shares may also be purchased directly from the Fund by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial

Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

10	J.P. MORGAN INTERNATIONAL FUNDS

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A, Class C and Select Class Shares. Class A and Class C Shares are available to the general public. Select Class Shares are available to those investors meeting the class’ minimum and eligibility requirements.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

FEBRUARY 28, 2011	11

How to Do Business with the Fund (continued)

Class A Shares have lower annual expenses than Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class C Shares have higher Rule 12b-1 fees than Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class A Shares.

There is no maximum investment amount for Class C Shares.

Select Class Shares

Select Class Shares do not have any sales charges or Rule 12b-1 fees. You must meet the minimum investment and eligibility requirement to purchase Select Class Shares. The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

If you are eligible to purchase Select Class Shares, they would generally be the best choice because they offer the lowest expenses of the share classes offered in this prospectus.

You should also consider the Rule 12b-1 fees which are lower for Class A Shares than other share classes (except for Select Class Shares which have no Rule 12b-1 fees.) These fees appear in the table called “Annual Fund Operating Expenses”.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price.

Each class of shares in the Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board, determines that the pricing service quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, select the share class most appropriate for you and decide how much you want to invest.

Class A and Class C Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25.

12	J.P. MORGAN INTERNATIONAL FUNDS

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Officers, directors, trustees, retirees and employees and their immediate family members, (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $1,000 minimum investment requirement, provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

With respect to Select Class Shares for certain investors and Class A and Class C Shares, a lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — In which shares can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

FEBRUARY 28, 2011	13

How to Do Business with the Fund (continued)

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

1 Chase Plaza

New York, NY 10005

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

In which shares can I automatically invest on a systematic basis?

You may purchase only additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100.

Officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates (“Eligible Investors”) may participate in automatic investments of Select Class Shares of the Fund from their bank account through a Systematic Investment Plan. An Eligible Investor may choose to make an initial investment of an amount less than the required minimum of $1,000 of Select Class Shares as long as his or her initial investment is at least $100 and he or she agrees to make regular monthly investments of at least $100.

To establish a Systematic Investment Plan

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell Class A and Class C Shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

14	J.P. MORGAN INTERNATIONAL FUNDS

The following tables show the sales charges for Class A and Class C Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Select Class Shares have no such sales charges. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Fund’s Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class C Shares of the Fund, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

TOTAL SALES CHARGE FOR FUND[1]
Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment	Commission as a % of Offering Price
Less than $100,000	3.75	3.90	3.25
$100,000–$249,999	3.25	3.36	2.75
$250,000–$499,999	2.25	2.30	2.00
$500,000–$999,999	1.75	1.78	1.50
$1,000,000 or more*	None	None	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There are no front-end sales charges for investments of $1 million or more in the Fund.

**	If you purchase $1 million or more of Class A Shares of the Fund prior to 7/1/10 and were not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.75% of the purchase price if you redeem any or all of the Class A Shares of the Fund during the first 12 months after purchase or 0.35% of the purchase price if you redeem any or all of the Class A Shares of the Fund between 12 and 24 months after purchase. If you purchase $1 million or more of Class A Shares of the Fund on or after 7/1/10 and were not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.75% of the purchase price if you redeem any or all of the Class A Shares of the Fund during the first 18 months after purchase. These charges apply to all your purchases, except for those purchases prior to 11/1/09 when the Distributor received notice before you invested that your Financial Intermediary was waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to the Fund from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 0.75% of gross sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charges

The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the J.P. Morgan Funds in which you invest (as described below) even if such J.P. Morgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all J.P. Morgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the J.P. Morgan Funds that you would like to have one or more J.P. Morgan Funds linked together for purposes of reducing the initial sales charge.

•

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a J.P. Morgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

FEBRUARY 28, 2011	15

How to Do Business with the Fund (continued)

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may verify (1) the number of shares of the J.P. Morgan Funds held in your account(s) with the J.P. Morgan Funds, (2) the number of shares of the J.P. Morgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the J.P. Morgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A and Class C Shares of one or more J.P. Morgan Funds. You may then combine purchases of Class A Shares of one or more J.P. Morgan Funds you make over the next 13 months with any combined balances of Class A, Class B and Class C Shares held as of the date of the Letter of Intent and pay the same sales charge on the new Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund or your Financial Intermediary, and you must inform your Financial Intermediary or the Fund that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Fund or your Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional

Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors, trustees, retirees and employees and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $1,000 minimum investment requirement, provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Fund’s other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Fund or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

•	Washington Management Corporation and its subsidiaries and affiliates.

16	J.P. MORGAN INTERNATIONAL FUNDS

5.	Bought by:

•

Affiliates of JPMorgan Chase and certain accounts (other than IRA accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•

Certain group retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•

Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a J.P. Morgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another J.P. Morgan Fund.
10.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a J.P. Morgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

13.	Purchased in Individual Retirement Accounts (IRAs) established initially through an IRA rollover from a qualified retirement plan where J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan. In order for the waiver to apply, your IRA must be established with an investment from a qualified retirement plan (not another IRA), J.P. Morgan Institutional Investments Inc. must be the broker of record for the IRA and you must not utilize the services of another Financial Intermediary with respect to the IRA. In addition, the assets must be invested into the Fund’s IRA option with State Street Bank & Trust Company serving as custodian.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class C Shares

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Fund.

How the Class C CDSC is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class C Shares, the CDSC is based on the original cost of the shares.

FEBRUARY 28, 2011	17

How to Do Business with the Fund (continued)

You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class C CDSC

No sales charge is imposed on redemptions of Class C Shares of the Fund:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Made due to the death of a shareholder or made within one year of initial qualification for Social Security disability payments. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). With respect to a shareholder’s disability, the redemption must be made within one year of such disability. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.

That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class C Shares of other J.P. Morgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Shares of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund attributable to Class A Shares.

18	J.P. MORGAN INTERNATIONAL FUNDS

2.	Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of the Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same Fund. Class A Shares of the Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Limited Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another J.P. Morgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any Fund (except any of the J.P. Morgan money market funds) may also be exchanged for Select Class or Institutional Class Shares of the same Fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Class C Shares of any other J.P. Morgan Fund may be exchanged for Class C Shares of another J.P. Morgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Select Class Shares of the Fund may be exchanged for Select Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund. All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange.

If you exchange Class C Shares of the Fund for Class C Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchanged.

2.	The current holding period for your exchanged Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

FEBRUARY 28, 2011	19

How to Do Business with the Fund (continued)

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

There are no sales charges applicable for Select Class Shares.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund generally is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If you own Class A, Class C or Select Class Shares and the Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

20	J.P. MORGAN INTERNATIONAL FUNDS

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes, with respect only to Class A and Class C Shares.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund’s Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC, if applicable. For information on minimum required balances, please read “Purchasing Fund Shares —How do I open an account?”

FEBRUARY 28, 2011	21

How to Do Business with the Fund (continued)

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

22	J.P. MORGAN INTERNATIONAL FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally declares dividends of net investment income, if any, on the last business day of each quarter and pays such dividends on the first business day of the following quarter. The Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year of such shareholder beginning before January 1, 2013 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments the Fund owned for one year or less) that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2013 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares of the Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares will generally be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if the Fund invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

The Fund’s investment in certain debt obligations, derivative instruments, and so-called “passive foreign investment

FEBRUARY 28, 2011	23

Shareholder Information (continued)

companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for statement requests that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 10 calendar days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com. In addition, the quarterly schedules will be posted on the SEC’s website at www.sec.gov. From time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

24	J.P. MORGAN INTERNATIONAL FUNDS

Investment Practices

This table discusses the types of investments which can be held by the Fund. In each case the related types of risk are also listed.

INSTRUMENT	RISKS
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	Prepayment Market Credit Interest Rate Political
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.	Prepayment Market Credit Interest Rate Political
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Market Credit Interest Rate
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Credit Currency Interest Rate Liquidity Market Political
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception of borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Credit Interest Rate Market
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	Credit Currency Foreign Investment Interest Rate Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	Management Liquidity Credit Market Leverage
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Currency Interest Rate Liquidity Market Political
Common Stock: Shares of ownership of a company.	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	Market Credit

FEBRUARY 28, 2011	25

Investment Practices (continued)

INSTRUMENT	RISKS
Convertible Securities: Bonds or preferred stock that can convert to common stock.	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Market Credit Currency Interest Rate Liquidity Political Valuation
Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	Management Credit Liquidity Market Political Currency Interest Rate Leverage Valuation
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	Credit Market Liquidity
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.	Management Market Liquidity
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Foreign Investment
ETFs: Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (SPDRs) and NASDAQ 100s.	Market Investment Company
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (NDFs)), forward rate agreements and interest rate and currency swaps, caps and floors. The Fund may engage in such transactions in both U.S. and non-U.S. markets.	Management Liquidity Prepayment Credit Leverage Foreign Investment Market
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and American Depositary Securities.	Foreign Investment Market Political Liquidity Prepayment

26	J.P. MORGAN INTERNATIONAL FUNDS

INSTRUMENT	RISKS
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by the Fund’s adviser to be of comparable quality.	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Include fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	Credit Currency Interest Rate
Initial Public Offerings (IPOs): A transaction in which a previously private company makes its first sale of stock to the public.	Market
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	Market Leverage Credit
Investment Company Securities: Shares of other investment companies, including funds which the adviser and/or an affiliate serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	Market Investment Company
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Prepayment Political
Mortgages (Directly Held): Debt instruments secured by real property.	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation

FEBRUARY 28, 2011	27

Investment Practices (continued)

INSTRUMENT	RISKS
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs) and other asset-backed structures.	Credit Currency Extension Interest Rate Leverage Market Political Prepayment Tax
Mortgage Dollar Rolls[1]: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	Market Credit Political Tax Interest Rate Natural Event Prepayment
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Management Credit Market Liquidity
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Credit Foreign Investment
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	Management Market Credit Liquidity Leverage
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Liquidity Market

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund’s total assets except as permitted by law.

28	J.P. MORGAN INTERNATIONAL FUNDS

INSTRUMENT	RISKS
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.	Credit Leverage Market
Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	Credit Market Leverage
Short Selling: The Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	Credit Liquidity Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Foreign Investment
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (IO) and Principal-Only (PO) securities issued outside a Real Estate Mortgage Investment Conduit (REMIC) or CMO structure.	Prepayment Market Credit Political
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying index, commodity, currency or financial instrument.	Market Liquidity Management Credit Foreign Investment
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation

1

All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund’s total assets except as permitted by law.

FEBRUARY 28, 2011	29

Investment Practices (continued)

INSTRUMENT	RISKS
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Credit Interest Rate Liquidity Market
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.	Market Credit Government Securities Interest Rate
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupons Under Book-Entry Safekeeping (CUBES).	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	Credit Liquidity Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Market Leverage Liquidity Credit
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Fund:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

30	J.P. MORGAN INTERNATIONAL FUNDS

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only the proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by a fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rate and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

FEBRUARY 28, 2011	31

Risk and Reward Elements for the Fund

This table discusses the main elements that make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign and other market conditions

•   The Fund’s share price and performance will fluctuate in response to foreign market movements

•    The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•    The Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

•    Investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•    Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•     The Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

•   Foreign investments, which represent a major portion the world’s securities, offer attractive potential performance and opportunities for diversification

•     Most bonds will rise in value when interest rates fall

•    Emerging markets can offer higher returns

•   Under normal circumstances, the Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds, in addition to the securities described in the “What are the Fund’s main investment strategies?” section

•    The Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management

•    During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high quality short-term securities

Credit quality

•   The default of an issuer would leave the Fund with unpaid interest or principal

•    Junk Bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid, and may be more difficult to value

• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains

•   The Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals

•    The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

Foreign currencies

•   Currency exchange rate movements could reduce gains or create losses

•    Currency risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•    The Fund is not required to hedge its investments in non-dollar denominated securities back to the U.S. dollar thereby amplifying the risks associated with the Fund’s investments that are denominated in foreign currencies

• Favorable exchange rate movements could generate gains or reduce losses

•   The Fund manages the currency exposure of its foreign investments relative to its benchmark. The Fund may use derivatives such as forward foreign currency contracts to hedge an investment in one foreign currency back to another foreign currency

32	J.P. MORGAN INTERNATIONAL FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risks

Management choices
• The Fund could underperform its benchmark due to its sector, securities or duration choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

ETFs and other investment companies[1]

•   If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•    The price movement of an ETF (whether passively or actively managed) may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies help to manage smaller cash flows

•    Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, the Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•    Exemptive orders granted to various iShares funds (which are ETFs), other ETFs and their investment advisers by the Securities and Exchange Commission (“SEC”) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•     Under SEC Rule 12d1-1, the Fund may invest in both affiliated and unaffiliated money market funds without limit subject to the Fund’s investment policies and restrictions and the conditions of the rule

[1]	Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

FEBRUARY 28, 2011	33

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*

•   Derivatives such as futures, options, swaps and forward foreign currency contracts[1] are used by the Fund as a substitute for securities in which the Fund may invest and/or to increase, establish or adjust exposure to a particular foreign currency. Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•    The Fund may use derivatives such as forward foreign currency contracts to hedge an investment in one foreign currency back to another foreign currency; the use of derivatives in this manner may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

•    The Fund may have difficulty exiting a derivatives position

•    Derivatives used for risk management or to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•    Certain types of derivatives involve costs to the Fund which can reduce returns

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

•    Derivatives that involve leverage could magnify losses

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

•   Use of derivatives to obtain exposure to foreign currencies may increase the Fund’s return when such foreign currencies perform well relative to the U.S. dollar

•    The Fund could make money and protect against losses if management’s analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•    Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•   The Fund uses derivatives as an investment strategy to increase income or gain, for risk management purposes or for hedging. Risk management may include management of the Fund’s exposure relative to the benchmark

•     The Fund only establishes hedges that it expects will be highly correlated with underlying positions

•     While the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolios

•    The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

34	J.P. MORGAN INTERNATIONAL FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities

•   The Fund may not invest more than 15% of net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term instruments (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•   Increased trading would raise the Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce the Fund’s returns

	• The Fund could realize gains in a short period of time • The Fund could protect against losses if a security is overvalued and its value later falls	• The Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

Short selling

•   Short sales may not have the intended effects and may result in losses

•    The Fund may not be able to close out a short position at a particular time or at an acceptable price

•    The Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities

•    Segregated or earmarked accounts and posting collateral with respect to short sales may limit the Fund’s investment flexibility

•    Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

•   The Fund could make money and protect against losses if management’s analysis proves correct

•    Short selling may allow the Fund to generate positive returns in declining markets

•    Short selling may allow the Fund to implement insights into securities it expects to underperform

•    Short selling may allow the Fund to diversify its holdings across a larger number of securities

•   The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk

•    The Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

FEBRUARY 28, 2011	35

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

		Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital
International Currency Income Fund
Class A
Year Ended October 31, 2010	$10.74	$0.13	(e)	$0.42	$0.55	$(0.01)	$(0.08)
Year Ended October 31, 2009	9.34	0.19		1.52	1.71	(0.31)	—
Year Ended October 31, 2008	10.58	0.30		(1.18)	(0.88)	(0.36)	—
March 30, 2007(g) through October 31, 2007	10.00	0.19		0.45	0.64	(0.06)	—

Class C
Year Ended October 31, 2010	10.67	0.04	(e)	0.43	0.47	— (f)	(0.02)
Year Ended October 31, 2009	9.32	0.13		1.52	1.65	(0.30)	—
Year Ended October 31, 2008	10.56	0.23		(1.18)	(0.95)	(0.29)	—
March 30, 2007(g) through October 31, 2007	10.00	0.16		0.45	0.61	(0.05)	—

Select Class
Year Ended October 31, 2010	10.77	0.15	(e)	0.42	0.57	(0.01)	(0.10)
Year Ended October 31, 2009	9.34	0.22		1.53	1.75	(0.32)	—
Year Ended October 31, 2008	10.59	0.32		(1.18)	(0.86)	(0.39)	—
March 30, 2007(g) through October 31, 2007	10.00	0.20		0.45	0.65	(0.06)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.

36	J.P. MORGAN INTERNATIONAL FUNDS

				Ratios/Supplemental data
						Ratios to average net assets (a)
Total Distributions	Redemption Fees		Net asset value, end of period	Total return (excludes sales charges) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$(0.09)	$—	(f)	$11.20	5.18%	$5,203	0.77%	1.20%	1.25%	75%
(0.31)	—		10.74	18.55	231	1.10	1.92	4.00	71
(0.36)	—		9.34	(8.66)	194	1.14	2.80	3.62	68
(0.06)	—		10.58	6.43	213	1.25	3.16	7.55	56

(0.02)	—	(f)	11.12	4.44	891	1.52	0.39	1.80	75
(0.30)	—		10.67	17.86	227	1.75	1.27	4.50	71
(0.29)	—		9.32	(9.28)	193	1.75	2.09	4.09	68
(0.05)	—		10.56	6.10	212	1.75	2.66	8.05	56

(0.11)	—	(f)	11.23	5.32	970,939	0.57	1.38	0.99	75
(0.32)	—		10.77	18.96	5,221	0.85	2.17	3.75	71
(0.39)	—		9.34	(8.52)	4,389	0.89	3.05	3.37	68
(0.06)	—		10.59	6.60	4,794	1.00	3.41	7.30	56

FEBRUARY 28, 2011	37

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520.

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295.

©JPMorgan Chase & Co., 2011 All rights reserved. February 2011.

PR-ICIACS-211

Prospectus

J.P. Morgan Funds

Class A, Class C & Select Class Shares

June 2, 2010 as supplemented July 29, 2010 and May 2, 2011

JPMorgan Alternative Strategies Fund

Class/Ticker: A/JASAX; C/JARCX; Select/JARSX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Alternative Strategies Fund

Class/Ticker: A/JASAX; C/JARCX; Select/JARSX

What is the goal of the Fund?

The Fund seeks to provide capital appreciation and deliver a return that has a low correlation to U.S. stock and bond markets.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Fund — SALES CHARGES” on page 16 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases, as % of Offering Price	4.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.40%[1]	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses[1]	0.61	0.61	0.61
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.36	0.36	0.36
Acquired Fund Fees and Expenses (Underlying Fund)[1]	1.97	1.97	1.97

Total Annual Fund Operating Expenses	3.23	3.73	2.98
Fee Waivers and/or Expense Reimbursements[2]	(0.41)	(0.41)	(0.41)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	2.82	3.32	2.57

1	“Other Expenses” and “Acquired Fund Fees and Expenses (Underlying Fund)” are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding dividend expenses related to short sales incurred by the Fund and any Underlying Fund, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to exceed 1.75%, 2.25%, and 1.50% of the average daily net assets of the Class A, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 11/1/11 at which time the Service Providers will determine whether or not to renew or revise it.

JUNE 2, 2010	1

JPMorgan Alternative Strategies Fund (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
CLASS A SHARES ($)	722	1,364
CLASS C SHARES ($)	435	1,103
SELECT CLASS SHARES ($)	260	883

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
CLASS A SHARES ($)	722	1,364
CLASS C SHARES ($)	335	1,103
SELECT CLASS SHARES ($)	260	883

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

What are the Fund’s main investment strategies?

The Fund may invest in a broad range of alternative or non-traditional asset classes and strategies which include: market neutral strategies, commodities, real estate, inflation-protected, high yield (junk bonds) and emerging markets. These asset classes and strategies typically have a low correlation to the performance of the broad U.S. stock and bond markets. By allocating its assets across these asset classes and strategies, the Fund seeks to limit volatility in the overall portfolio by controlling the effect of any one asset class or strategy and to provide enhanced risk-adjusted returns. The Fund also seeks to manage inflation risk through its exposure to inflation-protected strategies, commodities and real estate.

In allocating the Fund’s assets across these alternative and non-traditional asset classes and strategies, the Fund’s adviser considers a number of factors including: the market and economic environment, the adviser’s outlook for various asset classes, inflation risk and the correlation between asset classes. The adviser determines the strategic weight for each asset class by using three- to five-year and 10- to 15-year outlooks. In determining whether to buy or sell securities the adviser takes a long-term approach and focuses on making investments that it believes will perform well over time while seeking to limit volatility and inflation risk in the portfolio. The adviser may periodically rebalance assets and make strategic or tactical changes to the portfolio in response to changing market or economic conditions.

In seeking to achieve its investment objective, the Fund may invest in a wide range of investment instruments, including other J.P. Morgan Funds, exchange traded funds (ETFs), and closed end funds (collectively, underlying funds). In addition to investing in underlying funds, the Fund may gain exposure to alternative asset classes through investments in individual securities that are structured as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary securities, commercial paper, common stock, corporate debt securities, inflation linked debt securities like Treasury Inflation Protected Securities (TIPS), master limited partnerships (MLPs), real estate investments trusts (REITs), sovereign obligations, and structured instruments. In addition to its investments in emerging markets, the Fund may invest in instruments from developed foreign markets to gain exposure to commodities and the other alternative asset classes and/or strategies. The Fund may invest a significant amount of its assets in a single alternative asset class and/or strategy.

In addition to investing in alternative and non-traditional asset classes, a portion of the Fund may have exposure to more traditional asset classes primarily through investments in U.S. treasury securities and U.S. government agency securities for purposes of diversification.

Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives structured as futures contracts, options, swaps, and forward contracts as a substitute for securities in which the Fund can invest. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain. To the extent that the Fund invests in underlying funds, such underlying funds may also use derivatives.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations about particular securities or markets are not met. The Fund is exposed to the risks

2	J.P. MORGAN FUNDS

summarized below through both its direct investments and investments in underlying funds.

Investment Company and ETF Risks. The Fund may invest in other investment companies and ETFs as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying funds. Certain underlying funds such as ETFs may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so.

Strategy Risk. A primary strategy of some of the underlying funds is to invest in common stock considered to be attractive and to sell short securities considered to be unattractive (market neutral strategies). These strategies involve complex securities transactions that require the Fund or an underlying fund to borrow securities. The Fund or the underlying fund may not be able to borrow a security it wishes to sell short or may have to purchase a borrowed security in the market to return it to the lender at a disadvantageous time or price. Losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Equity Securities Risk. Equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Inflation-Protected Securities Risk. Unlike conventional bonds, the principal or interest of inflation-protected securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., Consumer Price Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Commodity Risks. Exposure to commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Real Estate Securities Risk. Investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying real estate. These risks include default, prepayment, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers.

High Yield Securities Risk. The Fund may be exposed to investments in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Foreign Securities and Emerging Market Risk. Foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Interest Rate Risk. Income securities will change in value based on changes in interest rates. If rates rise, the value of these investments drops.

Credit Risk. Certain investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not been exposed to such derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty.

MLP Risk. MLPs may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. MLPs are subject to “commodity risks” as well as the risks associated with the specific industry or industries in which the partnership invests. In addition, the managing general partner of an MLP may receive an incentive allocation

JUNE 2, 2010	3

JPMorgan Alternative Strategies Fund (continued)

based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economics results of those issuing the securities.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund has not commenced operations as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. An appropriate broad-based index also will be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Bala Iyer	2010	Managing Director
Gary Madich	2010	Managing Director
Michael Loeffler	2010	Vice President
Duane Huff	2010	Vice President
Ove Fladberg	2010	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	J.P. MORGAN FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund may invest in a broad range of alternative or non-traditional asset classes and strategies which include: market neutral strategies, commodities, real estate, inflation-protected, high yield (junk bonds) and emerging markets. These asset classes and strategies typically have a low correlation to the performance of the broad U.S. stock and bond markets. By allocating its assets across these asset classes and strategies, the Fund seeks to limit volatility in the overall portfolio by controlling the effect of any one asset class or strategy and to provide enhanced risk-adjusted returns. The Fund also seeks to manage inflation risk through its exposure to inflation-protected strategies, commodities and real estate.

In seeking to achieve its investment objective, the Fund may invest in a wide range of investment instruments, including other J.P. Morgan Funds, ETFs and closed end funds (collectively, underlying funds). In addition to investing in underlying funds, the Fund may gain exposure to alternative asset classes through investments in individual securities that are structured as ADRs, GDRs, American Depositary securities, commercial paper, common stock, corporate debt securities, inflation linked debt securities, MLPs, REITs, sovereign obligations, and structured instruments. In addition to its investments in emerging markets, the Fund may invest in instruments from developed foreign markets to gain exposure to commodities and the other alternative asset classes and/or strategies. The Fund may invest a significant amount of its assets in a single alternative asset class and/or strategy. Additional information about these types of investments may be found in Investment Practices.

In addition to investing in alternative and non-traditional asset classes, a portion of the Fund may have exposure to more traditional asset classes primarily through investments in U.S. treasury securities and U.S. government agency securities.

Certain underlying funds are advised or subadvised by JPMIM, Security Capital Research & Management Incorporated (SC-R&M), or Highbridge Capital Management, LLC (HCM). These advisers and subadvisers are under common control with JPMIM and the underlying funds advised by those entities are in the same group of investment companies.

An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. Ordinarily the Fund will limit its investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets. The Securities and Exchange Commission has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5%

and 10% limitations. If the Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs, although ordinarily the Fund will limit its investments to no more than 10% of its total assets in a single ETF.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives as tools in the management of portfolio assets. The Fund may principally invest in futures contracts, options, swaps, and forward contracts. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain. To the extent that the Fund invests in underlying funds, such underlying funds may also use derivatives.

The Fund may enter into short sales.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. None of the policies in this prospectus are fundamental. The Fund’s Board of Trustees may change the Fund’s investment objective and any of the policies in this prospectus without shareholder approval. All fundamental policies of the Fund are specifically identified in the Statement of Additional Information.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks associated with investing in the Fund are summarized in the “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in “Risk and Reward Elements for the Fund” and the “Investment Practices” later in the prospectus and the Statement of Additional Information.

The Fund is exposed to the risks summarized below through both its direct investments and investments in underlying funds.

JUNE 2, 2010	5

More About the Fund (continued)

Investment Company and ETF Risk. The Fund may invest in other investment companies and ETFs as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. The Fund’s net asset value will change with the value of the underlying funds and changes in the markets where the underlying funds invest. Because the Fund’s adviser or its affiliates provide services to and receive fees from the underlying funds, investments in a fund benefit the adviser and/or its affiliates and may create a conflict of interest. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying funds. Certain underlying funds such as ETFs may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so.

Strategy Risk. Certain underlying funds utilize a market neutral approach that seeks to minimize the risks of investing in the overall stock market. This strategy may involve more risk than other funds that do not engage in short selling. The use of short sales in combination with long positions in a portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a portfolio held only long positions. It is possible that an underlying fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the underlying fund and the Fund. In order to establish a short position in a security, an underlying fund must first borrow the security from a lender, such as a broker or other institution. An underlying fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that an underlying fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

In addition to underlying funds that use short selling as part of their market neutral strategies, the Fund may engage in short selling. After short selling a security, the Fund or an underlying fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund or an underlying fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund or an underlying fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund or an underlying fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss or an underlying fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund or underlying fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund or underlying fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. The SEC and financial industry regulatory authorities in other countries have in the past imposed temporary prohibitions and restrictions on certain types of short sale transactions. These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the adviser to sell securities short on behalf of the Fund. Leverage involves special risks described under “Derivatives Risk”.

Equity Securities Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.

Inflation-Protected Security Risk. Inflation-protected debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-protected securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though the principal is not received until maturity. There can also be no assurance that the inflation index used will accurately measure the actual rate of inflation in the prices of goods and services. Investments in inflation-protected securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-protected securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered (either by legislation, Executive Order, or other method) in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

6	J.P. MORGAN FUNDS

Commodity Risks. Exposure to commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rate, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, tax and other government regulations, policies of the Organizations of Petroleum Exporting Countries (OPEC) and the relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s or an underlying Fund’s use of leverage will be successful.

Securities of Real Estate Companies and REITs Risks. Investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund’s and underlying fund’s investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition, federal and state laws may restrict the remedies that a lender has when a borrower defaults on loans. The performance of the real estate securities is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

In addition to the risks facing real estate securities, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

High Yield Securities Risk. The Fund and underlying funds may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Foreign Securities and Emerging Market Risk. The Fund and underlying funds may invest all of its assets in foreign securities including securities in emerging markets. Investments in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investments, and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

JUNE 2, 2010	7

More About the Fund (continued)

Interest Rate Risk. Investments in bonds and other debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of such investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments. Such defaults could result in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may be exposed to securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Derivatives Risk. The Fund and the underlying funds may use derivatives in connection with their risk investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (which is the risk that the derivative counterparty will not fulfill its contractual obligations), and to the credit risk of the derivative counterparty. In addition, the Fund and underlying funds may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

MLP Risk. The Fund may invest in MLPs that primarily derive their income from, among other industries, the mining, production, transportation or processing of minerals or natural resources, although they may also finance entertainment, research and development, real estate and other projects. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. MLPs are subject to “Commodity Risks” in general as well as the risks associated with the specific industry or industries in which the partnership invests. The value of an investment in an MLP may be directly affected by the prices of natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. An investment in an MLP may be adversely affected by market perceptions that the performance and distributions of MLPs are directly tied to commodity prices. In addition, the managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are

8	J.P. MORGAN FUNDS

riskier or more speculative than would be the case in the absence of such compensation arrangements.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economics results of those issuing the securities.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Expenses of Underlying Funds. The percentage of the Fund’s assets that will be allocated to underlying funds may be changed from time to time. To the extent that allocations among the underlying funds are changed or new underlying funds are utilized, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease.

The Fund invests in Select Class Shares, or Institutional Class Shares if Select Class Shares are not available, of underlying J.P. Morgan Funds. The shares of the underlying J.P. Morgan Funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a separate shareholder fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to each Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying J.P. Morgan Funds. This amount is shown as a waiver under “Fee Waivers and/or Expense Reimbursements” for Class A, Class C, and Select Class Shares in the Annual Fund Operating Expenses table.

The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses (excluding dividend expenses related to short sales incurred by the Fund and any Underlying Fund, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.75%, 2.25%, and 1.50% of the average daily net assets of the Class A, Class C and Select Class Shares, respectively. This contract continues through 10/31/11 at which time the Service Providers will determine whether or not to renew or revise it. Without dividend expenses related to short sales incurred with respect to the Underlying Funds, Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements would be 1.75%, 2.25% and 1.50% for Class A, Class C, and Select Class Shares, respectively. These contractual waivers include an amount equal to the fees and expenses incurred by the Underlying Funds other than dividend expenses related to short sales. The Service Providers will not waive fees or reimburse expenses if prohibited by law and therefore, shall not waive fees and/or reimburse expenses in excess of the contractual fees charged by the Service Providers to the Fund for investment advisory services, administration services, distribution services, shareholder servicing, and other services as permitted by law.

For more information about risks associated with the types of investments that the Fund purchases, please read “Risk/Return Summary” and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and may prevent the Fund from meeting its investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objectives. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

JUNE 2, 2010	9

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Fund and makes day-to-day investment decisions for the Fund. JPMIM is located at 270 Park Avenue, New York, NY 10017.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

The Fund pays the adviser a management fee (net of waivers) of 0.40% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund will be available in the shareholder report for the period after the first reapproval of the investment advisory agreement.

The Portfolio Managers

The portfolio management team is responsible for the day-today management of the Fund with an overall allocation structure approved by the adviser’s asset allocation committee. The portfolio management team for the Fund is comprised of Bala Iyer, Ph.D., Managing Director and CFA charterholder, Gary J. Madich, Managing Director and CFA charterholder, Michael Loeffler, Vice President and CFA charterholder, Duane Huff, Vice President, and Ove Fladberg, Vice President. Dr. Iyer

is responsible for the strategic and tactical research of various asset allocation products for JPMIM. An employee of the JPMIM or one of its predecessors since 1995, Dr. Iyer joined the firm as the director of quantitative research. He has been a member of the asset allocation committee since February 1995 and is a member of the portfolio management team responsible for certain asset allocation, index and market neutral funds. Mr. Madich is the Chief Investment Officer for the Columbus Fixed Income Securities Group responsible for overseeing all fixed income investment management, including taxable and tax-free portfolio management, high net worth accounts, institutional accounts, mutual funds, and fixed income research and trading and has been an employee of JPMIM or one of its predecessors since 1995. Mr. Loeffler has been an employee of JPMIM or one of its predecessors since 1999 and is also a member of the quantitative team. He manages index products and is responsible for cash management, trading strategies, trade implementation and corporate action analysis. Mr. Huff is a senior portfolio manager within the Columbus Fixed Income Team. In this role, Mr. Huff is responsible for managing diversified strategies and is a member of the Asset Allocation Committee. Mr. Fladberg is a research analyst and client portfolio manager on the Columbus Quantitative Team. An employee since 2003, Mr. Fladberg is a member of the Asset Allocation Committee and works on asset allocation optimization, portfolio analytics and asset allocation research for the certain funds that track various asset allocation models.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class C and Select Class Shares of the Fund.

10	J.P. MORGAN FUNDS

JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

JUNE 2, 2010	11

How to Do Business with the Fund

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase & Co. (JPMorgan Chase), that have entered into agreements with JPMorgan Distribution Services, Inc. (JPMDS) as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Fund through JPMDS.

Who can buy shares?

Class A and Class C Shares may be purchased by the general public.

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

•

Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•

Select Class Shares may also be purchased directly from the Fund by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of

12	J.P. MORGAN FUNDS

one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,
2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5. Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A, Class C and Select Class Shares. Class A and Class C Shares are available to the general public. Select Class Shares are available to those investors meeting the Fund’s minimum and eligibility requirements.

Each share class has different sales charges and/or expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

JUNE 2, 2010	13

How to Do Business with the Fund (continued)

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class C Shares have higher Rule 12b-1 fees than Class A Shares. Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class A Shares.

There is no maximum investment amount for Class C Shares.

Select Class Shares

Select Class Shares do not have any sales charges or Rule 12b-1 fees. You must meet the minimum investment and eligibility requirements to purchase Select Class Shares.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

If you are eligible to purchase Select Class Shares, they would generally be the best choice, because they offer the lowest expenses of the share classes offered in this prospectus.

You should also consider the Rule 121-b fees, which are lower for Class A Shares. These fees appear in the table called Annual Fund Operating Expenses.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price.

Each class of shares has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The NAV of the Fund is calculated based on the reported NAV of the various underlying funds as well as the market value of the Fund’s direct investments in securities and other financial instruments. The market value of an underlying fund’s investments and the Funds’ direct investments in securities and other financial instruments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by a Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

14	J.P. MORGAN FUNDS

How do I open an account?

Read the prospectus carefully, and select the share class most appropriate for you.

Decide how much you want to invest.

Class A and Class C Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25.

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain J.P. Morgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005 without regard to this investment minimum. Officers, directors or trustees, retirees and employees and their immediate families of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open Select Class Shares accounts subject to a $2,500 minimum investment requirement, provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available for Class A and Class C Shares under the Systematic Investment Plan. See “Purchasing Fund Shares — In which shares can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks. The redemption of shares purchased

JUNE 2, 2010	15

How to Do Business with the Fund (continued)

through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be cancelled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. E.T. on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

In which shares can I automatically invest on a systematic basis?

You may purchase only additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell Class A and Class C Shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The tables below shows the sales charges for Class A and Class C Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Select Class Shares have no such sales charges. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Fund’s Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A

16	J.P. MORGAN FUNDS

and Class C Shares of the Fund, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

TOTAL SALES CHARGE FOR FUND[1]
Amount of Purchases	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Commission as a % of Offering Price
Less Than $100,000	4.50	4.71	4.05
$100,000 to $249,999	3.50	3.63	3.05
$250,000 to $499,999	2.50	2.56	2.05
$500,000 to $999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There are no front-end sales charges for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase or 0.50% if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charges

The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the J.P. Morgan Funds in which you invest (as described below) even if such J.P. Morgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all J.P. Morgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the J.P. Morgan Funds that you would like to have one or more of the J.P. Morgan Funds linked together for purposes of reducing the initial sales charge.

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a J.P. Morgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may verify (1) the number of shares of the J.P. Morgan Funds held in

JUNE 2, 2010	17

How to Do Business with the Fund (continued)

your account(s) with the J.P. Morgan Funds, (2) the number of shares of the J.P. Morgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the J.P. Morgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A Shares of one or more J.P. Morgan Funds. You may then combine purchases of Class A Shares of one or more J.P. Morgan Funds you make over the next 13 months with any combined balances of Class A, Class B and Class C Shares held as of the date of the Letter of Intent and pay the same sales charge on the new Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid, except, beginning 7/1/10, the sales charge table for purchases of the Limited Duration Bond Fund, Short Duration Bond Fund, Treasury & Agency Fund, Short Term Bond Fund II and Short-Intermediate Municipal Bond Fund on or after 7/1/10 will apply in calculating the amount to be paid to the Distributor for purchases of such Funds made prior to 7/1/10 pursuant to the Letter of Intent. If you don’t pay the difference, the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors or trustees, retirees and employees and their immediate families of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

•	Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

•

Affiliates of JPMorgan Chase and certain accounts (other than IRA accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

18	J.P. MORGAN FUNDS

•

Certain group retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•

Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relation- ship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a J.P. Morgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documen- tation may be required.

9.	Bought when one Fund invests in another J.P. Morgan Fund.

10.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a J.P. Morgan Fund’s special offering.
12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

13.	Purchased in Individual Retirement Accounts (IRAs) established initially through an IRA rollover from a qualified retirement plan where J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide record-keeping for the plan. In order for the waiver to apply, your IRA must be established with an investment from a qualified retirement plan (not another IRA), J.P. Morgan Institutional Investments Inc. must be the broker of record for the IRA and you must not utilize the services of another Financial Intermediary with respect to the IRA. In addition, the assets must be invested into the Fund’s IRA option with State Street Bank & Trust Company serving as custodian.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class C Shares

Class C Shares are offered at NAV per share, without any up front sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Fund.

How the Class C CDSC is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class C Shares, the CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

JUNE 2, 2010	19

How to Do Business with the Fund (continued)

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time, and thus have the lowest CDSC.

If you received your Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class C CDSC

No CDSC is imposed on redemptions of Class C Shares of the Fund:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Redemptions made due to the death of a shareholder or made within one year of initial qualification for Social Secu- rity disability payments. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemp- tion order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retire- ment plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). With respect to a shareholder’s disability, the redemption must be made within one year of such disability. This waiver is only avail- able for accounts open prior to the shareholder’s death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evi- dence of such death or disability.

4.

That represent a required minimum distribution from your IRA account or other qualifying retirement plan, but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the J.P. Morgan Funds are consid- ered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.
6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class C Shares of other J.P. Morgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Share redemptions of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

The Fund has adopted a Distribution Plan under Rule 12b-1 for Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of these shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund attributable to Class A Shares.

2.	Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

20	J.P. MORGAN FUNDS

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an up front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of the Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same Fund. Class A Shares of the Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Limited Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another J.P. Morgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other J.P. Morgan Fund may be exchanged for Class C Shares of another J.P. Morgan Fund, other than for Class C Shares of the Short Term Bond Funds.

Select Class Shares of the Fund may be exchanged for Select Class Shares of another J.P. Morgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

For the Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” and below.

If you exchange Class C Shares of the Fund for Class C Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchanged.

2.	The current holding period for your exchanged Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

There are no sales charges applicable for Select Class Shares.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

JUNE 2, 2010	21

How to Do Business with the Fund (continued)

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

22	J.P. MORGAN FUNDS

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes, for Class A and Class C Shares only.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the fre- quency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund’s Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC, if applicable. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

JUNE 2, 2010	23

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally declares dividends and distributions of net investment income, if any, at least quarterly. The Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. It is currently unclear if Congress will extend this provision for taxable years beginning on or after January 1, 2011. The amount of dividend income that may be so designated by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. It is currently unclear if Congress will extend this provision for taxable years beginning on or after January 1, 2011. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares of the Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

An underlying fund’s or the Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the underlying fund’s or the Fund’s yield on those securities would be decreased. In addition, an underlying fund’s or the Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the underlying fund’s or the Fund’s recognition of ordinary income and may affect the timing or amount of the underlying fund’s or the Fund’s distributions.

An underlying fund’s or the Fund’s investment in certain debt obligations, mortgage-backed securities, asset-backed securities, REIT securities, derivative instruments and so-called “passive foreign investment companies” may require an underlying fund or the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the underlying fund or the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. An underlying fund’s or the Fund’s investment in REIT securities also may result in the underlying fund’s or the Fund’s receipt of cash in excess of the REIT’s earnings; if the underlying fund or Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Fund,

24	J.P. MORGAN FUNDS

and therefore, may increase the amount of taxes payable by shareholders. See “Distributions and Tax Matters — Investment in Other Funds” in the Statement of Additional Information.

An underlying fund’s or the Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the underlying fund or the Fund, defer losses to the underlying fund or the Fund, cause adjustments in the holding periods of the underlying fund’s or the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. An underlying fund’s or the Fund’s use of these types of transactions may result in the underlying fund or Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if it is notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than ten calendar days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com. In addition, the quarterly schedules will be posted on the SEC’s website at www.sec.gov. From time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

JUNE 2, 2010	25

Investment Practices

The table discusses the types of investments which can be held by the Fund. In each case, the related types of risk are also listed.

INSTRUMENT	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Credit Interest Rate Liquidity Market
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Credit Currency Interest Rate Liquidity Market Political
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Credit Interest Rate Market
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	Credit Currency Foreign Investment Interest Rate Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Currency Interest Rate Liquidity Market Political Valuation

26	J.P. MORGAN FUNDS

INSTRUMENT	RISK TYPE
Commodity-Related Pooled Investment Vehicles: Ownership interests in grantor trusts and other pooled investment vehicles that hold tangible assets such as gold, silver or other commodities or invest in commodity futures. Grantor trusts are typically traded on an exchange and include iShares Silver Trust and SPDR Gold ETF.	Credit Foreign Investment Liquidity Market Valuation
Common Stock: Shares of ownership of a company.	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds that give the holder the right to buy a proportionate amount of common stock at a specified price.	Credit Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.	Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Foreign Investment
Exchange Traded Funds (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (SPDRs) and NASDAQ 100s.	Credit Investment Company Leverage Market
Exchange Traded Notes (ETNs): Senior, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees.	Credit Interest Rate Market

JUNE 2, 2010	27

Investment Practices (continued)

INSTRUMENT	RISK TYPE
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors.	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and American Depositary Securities.	Foreign Investment Liquidity Market Political Prepayment
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by the Fund’s adviser to be of comparable quality.	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	Credit Currency Interest Rate Political
Initial Public Offerings (IPO): A transaction in which a previously private company makes its first sale of stock to the public.	Market
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	Investment Company Market
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments in less developed countries.	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Master Limited Partnerships (MLPs): Limited partnerships that are publicly traded on a securities exchange.	Credit Leverage Market

28	J.P. MORGAN FUNDS

INSTRUMENT	RISK TYPE
Mortgages (Directly Held): Debt instruments secured by real property.	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs) and other asset-backed structures.	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls[1]: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	Credit Interest Rate Market Natural Event Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Credit Foreign Investment Liquidity Political Valuation

1

All forms of borrowing (including mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund’s total assets except as permitted by law.

JUNE 2, 2010	29

Investment Practices (continued)

INSTRUMENT	RISK TYPE
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over-the- counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Liquidity Market Valuation
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.	Credit Leverage Market
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	Market
Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	Credit Leverage Market
Short Selling: The Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	Credit Liquidity Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Credit Foreign Investment Liquidity Political Valuation

1

All forms of borrowing (including mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund’s total assets except as permitted by law.

30	J.P. MORGAN FUNDS

INSTRUMENT	RISK TYPE
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (IO) and Principal-Only (PO) securities issued outside a Real Estate Mortgage Investment Conduit (REMIC) or CMO structure.	Credit Liquidity Market Political Prepayment Valuation
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long- term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Credit Interest Rate Liquidity Market
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).	Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.	Credit Government Securities Interest Rate Market

JUNE 2, 2010	31

Investment Practices (continued)

INSTRUMENT	RISK TYPE
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupon Under Book-Entry Safekeeping (CUBES).	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	Credit Liquidity Market Valuation
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Credit Leverage Liquidity Market Valuation
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Fund:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser. Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the

Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by the Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

32	J.P. MORGAN FUNDS

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting debt and equity securities

•   The Fund’s share price and performance will fluctuate in response to stock and debt securities market movements

•   The market value of bonds and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates

•   Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•   Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated, or are defaulted; the risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages

•    The Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers; therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

•   Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

•   Bonds have generally outperformed money market investments over the long term, with less risk than stocks

•    Most bonds will rise in value when interest rates fall

•   Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•   Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and the Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include common stocks, convertible securities[1] , preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

•    Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements

•   The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

•    The Fund seeks to limit risk and enhance performance through active management and/or diversification

•    During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high quality, short-term instruments

Credit quality

•   The default of an issuer would leave the Fund with unpaid interest or principal

•    Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value

• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains

•   The Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals

•   The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

JUNE 2, 2010	33

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments

•   The Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information

•    Currency exchange rate movements could reduce gains or create losses

•    Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•   Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•    Favorable exchange rate movements could generate gains or reduce losses

•    Emerging markets can offer higher returns

•   To the extent that the Fund invests in foreign bonds and equities, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time; these currency management techniques may not be available for certain emerging markets investments; the Fund may also use forward foreign currency contracts and other foreign currency transactions for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risks

Management choices
• The Fund could underperform its benchmark due to its sector, securities or duration choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

34	J.P. MORGAN FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*

•   Derivatives such as futures, options (including options on interest rate futures contracts and interest rate swaps), swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

•    The Fund may have difficulty exiting a derivatives position

•    Derivatives used for risk management or to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•   Certain types of derivatives involve costs to the Fund which can reduce returns

•    Derivatives that involve leverage could magnify losses

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

•    Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•   The Fund could make money and protect against losses if management’s analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•   The Fund may also use derivatives for hedging and for risk management and/or to increase income or gain (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund’s exposure relative to its benchmark

•    The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth/appreciation than comparable widely traded securities

•   The Fund may not invest more than 15% of net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term instruments (including repurchase agreements) and may borrow from banks as permitted by law

*	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

JUNE 2, 2010	35

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short-term trading

•   Increased trading would raise the Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns

	• The Fund could realize gain in a short period of time • The Fund could protect against losses if a security is overvalued and its value later falls	• The Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

Exchange traded funds (ETFs)[1] and other investment companies

•   If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•    The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies help to manage smaller cash flows

•    Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, the Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•    Exemptive orders granted to various ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•   The Fund is a “Fund of Funds” that may invest an unlimited amount in other J.P. Morgan Funds, government securities and short-term paper in reliance on Section 12(d)(1)(G)

•    Rule 12d1-2 under the 1940 Act, the Fund may invest in other types of securities (including stocks and bonds) in addition to the investments permitted under Section 12(d)(1)(G). The Fund intends to rely on an exemptive order that also permits it to invest in financial instruments including derivatives in addition to the investments permitted under Section 12(d)(1)(G) and rule 12d1-2

•    Under SEC Rule 12d1-1, the Fund may invest in both affiliated and unaffiliated money market funds without limit subject to the Fund’s investment policies and restrictions and the conditions of the rule

1	ETFs are registered investment companies whose shares are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

36	J.P. MORGAN FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

U.S. government and agency securities

•   The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls

•    Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers

•    Government agency issued mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) involve risk of loss due to payments that occur earlier or later than expected

•   Most bonds will rise in value when interest rates fall

•    Government and agency securities have generally outperformed money market instruments over the long-term with less risk than stocks or debt securities of lower quality issuers

•    Mortgage-backed securities can offer attractive returns

•   The Fund seeks to limit risk and enhance performance through active management

•    The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

Real Estate Investment Trusts (REITs)[1]

•   The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests

•    The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties

•    REITs may be more volatile and/or more illiquid than other types of equity securities

•    If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including the Fund) would be reduced by any corporate taxes payable by the REIT

•   The Fund can gain exposure to an additional asset class in order to further diversify its assets

•   The Fund may receive current income from its REIT investments

•    If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•   The Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

JUNE 2, 2010	37

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Master Limited Partnerships (MLPs)

•   Holders of MLP units have limited control and voting rights, similar to those of a limited partner

•   An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns

•    MLPs may, for tax purposes, affect the character of the gain and loss realized by the Fund and affect the holding period of the Fund’s assets

• MLPs can offer attractive returns • MLPs may offer more attractive yields or potential growth than comparable equity securities

•   The Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company

•   The Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Short selling

•   Short sales may not have the intended effects and may result in losses

•    The Fund may not be able to close out a short position at a particular time or at an acceptable price

•    The Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities

•    Segregated or earmarked accounts and posting collateral with respect to short sales may limit the Fund’s investment flexibility

•    Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

•   The Fund could make money and protect against losses if management’s analysis proves correct

•   Short selling may allow the Fund to generate positive returns in declining markets

•    Short selling may allow the Fund to implement insights into securities it expects to underperform

•    Short selling may allow the Fund to diversify its holdings across a larger number of securities

•   The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk

•   The Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

38	J.P. MORGAN FUNDS

Financial Highlights

This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand the Fund’s performance for the Fund’s periods of operations. Because the JPMorgan Alternative Strategies Fund has not yet commenced operations as of the date of this prospectus, no financial highlights are shown.

JUNE 2, 2010	39

Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA), entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. JPMIA was the investment adviser to certain J.P. Morgan Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment adviser to such Funds. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds, now known as JPMorgan Trust II, in the aggregate amount of approximately $8 million annually over a five-year period (based on assets under management as of June 30, 2004) from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. On May 20, 2010, the court granted preliminary approval of the settlement and ordered that notice be provided to certain designated shareholders. The settlement is subject to final court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of the foregoing matters may be filed against these and related parties in the future.

40	J.P. MORGAN FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520.

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. 811-21295

©JPMorgan Chase & Co., 2010 All rights reserved. June 2010. PR-ASFACS-610

Prospectus

J.P. Morgan Funds

Class R5 Shares

June 2, 2010 as supplemented July 29, 2010 and May 2, 2011

JPMorgan Alternative Strategies Fund

Ticker: JASRX

The Securities and Exchange Commission has not approved

or disapproved of these securities or determined if this

prospectus is truthful or complete. Any representation to

the contrary is a criminal offense.

JPMorgan Alternative Strategies Fund

Class/Ticker:

R5/JASRX

What is the goal of the Fund?

The Fund seeks to provide capital appreciation and deliver a return that has a low correlation to U.S. stock and bond markets.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R5
Management Fees	0.40%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses[1]	0.41
Shareholder Service Fees	0.05
Remainder of Other Expenses	0.36
Acquired Fund Fees and Expenses (Underlying Fund)[1]	1.97

Total Annual Fund Operating Expenses	2.78
Fee Waivers and/or Expense Reimbursements[2]	(0.41)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	2.37

1	“Other Expenses” and “Acquired Fund Fees and Expenses (Underlying Fund)” are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding dividend expenses related to short sales incurred by the Fund and any Underlying Fund, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.30% of the average daily net assets of Class R5 Shares. This contract cannot be terminated prior to 11/1/11 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
CLASS R5 SHARES ($)	240	823

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

JUNE 2, 2010	1

JPMorgan Alternative Strategies Fund (continued)

What are the Fund’s main investment strategies?

The Fund may invest in a broad range of alternative or non-traditional asset classes and strategies which include: market neutral strategies, commodities, real estate, inflation-protected, high yield (junk bonds) and emerging markets. These asset classes and strategies typically have a low correlation to the performance of the broad U.S. stock and bond markets. By allocating its assets across these asset classes and strategies, the Fund seeks to limit volatility in the overall portfolio by controlling the effect of any one asset class or strategy and to provide enhanced risk-adjusted returns. The Fund also seeks to manage inflation risk through its exposure to inflation-protected strategies, commodities and real estate.

In allocating the Fund’s assets across these alternative and non-traditional asset classes and strategies, the Fund’s adviser considers a number of factors including: the market and economic environment, the adviser’s outlook for various asset classes, inflation risk and the correlation between asset classes. The adviser determines the strategic weight for each asset class by using three- to five-year and 10- to 15-year outlooks. In determining whether to buy or sell securities, the adviser takes a long-term approach and focuses on making investments that it believes will perform well over time while seeking to limit volatility and inflation risk in the portfolio. The adviser may periodically rebalance assets and make strategic or tactical changes to the portfolio in response to changing market or economic conditions.

In seeking to achieve its investment objective, the Fund may invest in a wide range of investment instruments, including other J.P. Morgan Funds, exchange traded funds (ETFs), and closed end funds (collectively, underlying funds). In addition to investing in underlying funds, the Fund may gain exposure to alternative asset classes through investments in individual securities that are structured as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary securities, commercial paper, common stock, corporate debt securities, inflation linked debt securities like Treasury Inflation Protected Securities (TIPS), master limited partnerships (MLPs), real estate investments trusts (REITs), sovereign obligations, and structured instruments. In addition to its investments in emerging markets, the Fund may invest in instruments from developed foreign markets to gain exposure to commodities and the other alternative asset classes and/or strategies. The Fund may invest a significant amount of its assets in a single alternative asset class and/or strategy.

In addition to investing in alternative and non-traditional asset classes, a portion of the Fund may have exposure to more traditional asset classes primarily through investments in U.S. treasury securities and U.S. government agency securities for purposes of diversification.

Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives structured as futures contracts, options, swaps, and forward contracts as a substitute for securities in which the Fund can invest. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain. To the extent that the Fund invests in underlying funds, such underlying funds may also use derivatives.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations about particular securities or markets are not met. The Fund is exposed to the risks summarized below through both its direct investments and investments in underlying funds.

Investment Company and ETF Risks. The Fund may invest in other investment companies and ETFs as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying funds. Certain underlying funds such as ETFs may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so.

Strategy Risk. A primary strategy of some of the underlying funds is to invest in common stock considered to be attractive and to sell short securities considered to be unattractive (market neutral strategies). These strategies involve complex securities transactions that require the Fund or an underlying fund to borrow securities. The Fund or the underlying fund may not be able to borrow a security it wishes to sell short or may have to purchase a borrowed security in the market to return it to the lender at a disadvantageous time or price. Losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Equity Securities Risk. Equity securities (such as stocks) are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Inflation-Protected Securities Risk. Unlike conventional bonds, the principal or interest of inflation-protected securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., Consumer Price Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

2	J.P. MORGAN FUNDS

Commodity Risks. Exposure to commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Real Estate Securities Risk. Investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying real estate. These risks include default, prepayment, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers.

High Yield Securities Risk. The Fund may be exposed to investments in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Foreign Securities and Emerging Market Risk. Foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Interest Rate Risk. Income securities will change in value based on changes in interest rates. If rates rise, the value of these investments drops.

Credit Risk. Certain investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not been exposed to such derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty.

MLP Risk. MLPs may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. MLPs are subject to “commodity risks” as well as the risks associated with the specific industry or industries in which the partnership invests. In addition, the managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economics results of those issuing the securities.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

The Fund has not commenced operations as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. An appropriate broad-based index also will be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

JUNE 2, 2010	3

JPMorgan Alternative Strategies Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Bala Iyer	2010	Managing Director
Gary Madich	2010	Managing Director
Michael Loeffler	2010	Vice President
Duane Huff	2010	Vice President
Ove Fladberg	2010	Vice President

Purchase and Sale of Fund Shares

There is no minimum or maximum purchase requirements with respect to Class R5 Shares.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

For Class R5 Shares, the Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	J.P. MORGAN FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund may invest in a broad range of alternative or non-traditional asset classes and strategies which include: market neutral strategies, commodities, real estate, inflation-protected, high yield (junk bonds) and emerging markets. These asset classes and strategies typically have a low correlation to the performance of the broad U.S. stock and bond markets. By allocating its assets across these asset classes and strategies, the Fund seeks to limit volatility in the overall portfolio by controlling the effect of any one asset class or strategy and to provide enhanced risk-adjusted returns. The Fund also seeks to manage inflation risk through its exposure to inflation-protected strategies, commodities and real estate.

In seeking to achieve its investment objective, the Fund may invest in a wide range of investment instruments, including other J.P. Morgan Funds, ETFs and closed end funds (collectively, underlying funds). In addition to investing in underlying funds, the Fund may gain exposure to alternative asset classes through investments in individual securities that are structured as ADRs, GDRs, American Depositary securities, commercial paper, common stock, corporate debt securities, inflation linked debt securities, MLPs, REITs, sovereign obligations, and structured instruments. In addition to its investments in emerging markets, the Fund may invest in instruments from developed foreign markets to gain exposure to commodities and the other alternative asset classes and/or strategies. The Fund may invest a significant amount of its assets in a single alternative asset class and/or strategy. Additional information about these types of investments may be found in Investment Practices.

In addition to investing in alternative and non-traditional asset classes, a portion of the Fund may have exposure to more traditional asset classes primarily through investments in U.S. treasury securities and U.S. government agency securities.

Certain underlying funds are advised or subadvised by JPMIM, Security Capital Research & Management Incorporated (SC-R&M), or Highbridge Capital Management, LLC (HCM). These advisers and subadvisers are under common control with JPMIM and the underlying funds advised by those entities are in the same group of investment companies.

An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. Ordinarily the Fund will limit its investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets. The Securities and Exchange Commission has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations. If the Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs, although ordinarily the Fund will limit its investments to no more than 10% of its total assets in a single ETF.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives as tools in the management of portfolio assets. The Fund may principally invest in futures contracts, options, swaps, and forward contracts. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain. To the extent that the Fund invests in underlying funds, such underlying funds may also use derivatives.

The Fund may enter into short sales.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. None of the policies in this prospectus are fundamental. The Fund’s Board of Trustees may change the Fund’s investment objective and any of the policies in this prospectus without shareholder approval. All fundamental policies of the Fund are specifically identified in the Statement of Additional Information.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks associated with investing in the Fund are summarized in the “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the risks of the Fund are described below.

Please note that the Fund also may use strategies that are not described herein, but which are described in “Risk and Reward Elements for the Fund” and the “Investment Practices” later in the prospectus and the Statement of Additional Information.

The Fund is exposed to the risks summarized below through both its direct investments and investments in underlying funds.

Investment Company and ETF Risk. The Fund may invest in other investment companies and ETFs as a primary strategy, so

JUNE 2, 2010	5

More About the Fund (continued)

the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. The Fund’s net asset value will change with the value of the underlying funds and changes in the markets where the underlying funds invest. Because the Fund’s adviser or its affiliates provide services to and receive fees from the underlying funds, investments in a fund benefit the adviser and/or its affiliates and may create a conflict of interest. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying funds. Certain underlying funds such as ETFs may not be actively managed. Securities may be purchased, held and sold by such funds when an actively managed fund would not do so.

Strategy Risk. Certain underlying funds utilize a market neutral approach that seeks to minimize the risks of investing in the overall stock market. This strategy may involve more risk than other funds that do not engage in short selling. The use of short sales in combination with long positions in a portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a portfolio held only long positions. It is possible that an underlying fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the underlying fund and the Fund. In order to establish a short position in a security, an underlying fund must first borrow the security from a lender, such as a broker or other institution. An underlying fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that an underlying fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

In addition to underlying funds that use short selling as part of their market neutral strategies, the Fund may engage in short selling. After short selling a security, the Fund or an underlying fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund or an underlying fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund or an underlying fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund or an underlying fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss or an underlying fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund or underlying fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund or underlying fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. The SEC and financial industry regulatory authorities in other countries have in the past imposed temporary prohibitions and restrictions on certain types of short sale transactions. These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the adviser to sell securities short on behalf of the Fund. Leverage involves special risks described under “Derivatives Risk”.

Equity Securities Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.

Inflation-Protected Security Risk. Inflation-protected debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-protected securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though the principal is not received until maturity. There can also be no assurance that the inflation index used will accurately measure the actual rate of inflation in the prices of goods and services. Investments in inflation-protected securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-protected securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered (either by legislation, Executive Order, or other method) in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Commodity Risks. Exposure to commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instru-

6	J.P. MORGAN FUNDS

ments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rate, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, tax and other government regulations, policies of the Organizations of Petroleum Exporting Countries (OPEC) and the relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s or an underlying Fund’s use of leverage will be successful.

Securities of Real Estate Companies and REITs Risks. Investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund’s and underlying fund’s investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition, federal and state laws may restrict the remedies that a lender has when a borrower defaults on loans. The performance of the real estate securities is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

In addition to the risks facing real estate securities, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

High Yield Securities Risk. The Fund and underlying funds may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Foreign Securities and Emerging Market Risk. The Fund and underlying funds may invest all of its assets in foreign securities including securities in emerging markets. Investments in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investments, and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Interest Rate Risk. Investments in bonds and other debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of such investments generally declines. On the other hand, if rates fall, the value of

JUNE 2, 2010	7

More About the Fund (continued)

the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments. Such defaults could result in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may be exposed to securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Derivatives Risk. The Fund and the underlying funds may use derivatives in connection with their risk investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (which is the risk that the derivative counterparty will not fulfill its contractual obligations), and to the credit risk of the derivative counterparty. In addition, the Fund and underlying funds may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

MLP Risk. The Fund may invest in MLPs that primarily derive their income from, among other industries, the mining, production, transportation or processing of minerals or natural resources, although they may also finance entertainment, research and development, real estate and other projects. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. MLPs are subject to “Commodity Risks” in general as well as the risks associated with the specific industry or industries in which the partnership invests. The value of an investment in an MLP may be directly affected by the prices of natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. An investment in an MLP may be adversely affected by market perceptions that the performance and distributions of MLPs are directly tied to commodity prices. In addition, the managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the

8	J.P. MORGAN FUNDS

Fund’s shares being more sensitive to economics results of those issuing the securities.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Expenses of Underlying Funds. The percentage of the Fund’s assets that will be allocated to underlying funds may be changed from time to time. To the extent that allocations among the underlying funds are changed or new underlying funds are utilized, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease.

The Fund invests in Select Class Shares, or Institutional Class Shares if Select Class Shares are not available, of underlying J.P. Morgan Funds. The shares of the underlying J.P. Morgan Funds in which the Fund invests impose a separate shareholder service fee. The shareholder servicing agent will waive shareholder service fees with respect to each Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying J.P. Morgan Funds up to 0.05%. This amount is shown as a waiver under “Fee Waivers and/or Expense Reimbursements”.

The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses (excluding dividend expenses related to short sales incurred by the Fund and any Underlying Fund, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) to 1.30% of the average daily net assets of the Class R5 Shares, respectively. This contract continues through 10/31/11 at which time the Service Providers will determine whether or not to renew or revise it.

Without dividend expenses related to short sales incurred with respect to the Underlying Funds, Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements would be 1.30% for Class R5 Shares. These contractual waivers include an amount equal to the fees and expenses incurred by the Underlying Funds other than dividend expenses related to short sales. The Service Providers will not waive fees or reimburse expenses if prohibited by law and therefore, shall not waive fees and/or reimburse expenses in excess of the contractual fees charged by the Service Providers to the Fund for investment advisory services, administration services, distribution services, shareholder servicing, and other services as permitted by law.

For more information about risks associated with the types of investments that the Fund purchases, please read “Risk/Return Summary” and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and may prevent the Fund from meeting its investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objectives. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

JUNE 2, 2010	9

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Fund and makes day-to-day investment decisions for the Fund. JPMIM is located at 270 Park Avenue, New York, NY 10017.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

The Fund pays the adviser a management fee (net of waivers) of 0.40% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund will be available in the shareholder report for the period after the first reapproval of the investment advisory agreement.

The Portfolio Managers

The portfolio management team is responsible for the day-to-day management of the Fund with an overall allocation structure approved by the adviser’s asset allocation committee. The portfolio management team for the Fund is comprised of Bala Iyer, Ph.D., Managing Director and CFA charterholder, Gary J. Madich, Managing Director and CFA charterholder, Michael Loeffler, Vice President and CFA charterholder, Duane Huff, Vice President, and Ove Fladberg, Vice President. Dr. Iyer is responsible for the strategic and tactical research of various asset allocation products for JPMIM. An employee of the JPMIM or one of its predecessors since 1995, Dr. Iyer joined the firm as the director of quantitative research. He has been a member of the asset allocation committee since February 1995 and is a member of the portfolio management team responsible for certain asset allocation, index and market neutral funds. Mr. Madich is the Chief Investment Officer for the Columbus Fixed Income Securities Group responsible for overseeing all fixed income investment management, including taxable and tax-free portfolio management, high net worth accounts, institutional accounts, mutual funds, and fixed income research and trading and has been an employee of JPMIM or one of its predecessors since 1995. Mr. Loeffler has been an employee of JPMIM or one of its predecessors since 1999 and is also a member of the quantitative team. He manages index products and is responsible for cash management, trading strategies, trade implementation and corporate action analysis. Mr. Huff is a senior portfolio manager within the Columbus Fixed Income Team. In this role, Mr. Huff is responsible for managing diversified strategies and is a member of the Asset Allocation Committee. Mr. Fladberg is a research analyst and client portfolio manager on the Columbus Quantitative Team. An employee since 2003, Mr. Fladberg is a member of the Asset Allocation Committee and works on asset allocation optimization, portfolio analytics and asset allocation research for the certain funds that track various asset allocation models.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.05% of the average daily net assets of the Class R5 Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

10	J.P. MORGAN FUNDS

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

JUNE 2, 2010	11

How to Do Business with the Fund

PURCHASING FUND SHARES

Who can buy shares?

Class R5 Shares of the Fund may be purchased by retirement plans. Retirement plans that are eligible to purchase shares only include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and nonqualified deferred compensation plans. To be eligible, shares must be held through plan level or omnibus accounts held on the books of the Fund. Class R5 Shares may also be purchased by current or future JPMorgan SmartRetirement Funds.

Class R5 Shares generally are not available to nonretirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans, individual 403(b) plans and 529 college savings plans.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not

12	J.P. MORGAN FUNDS

known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements. Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share. This is also known as the offering price.

NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The NAV of the Fund is calculated based on the reported NAV of the various underlying funds as well as the market value of the Fund’s direct investments in securities and other financial instruments. The market value of an underlying fund’s investments and the Funds’ direct investments in securities and other financial instruments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by a Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the share class most appropriate for you. The Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes.

JUNE 2, 2010	13

How to Do Business with the Fund (continued)

Decide how much you want to invest.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-R5)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-R5)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for

14	J.P. MORGAN FUNDS

personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class R5 Shares may not be exchanged for other J.P. Morgan Funds or other classes of the Fund. If an individual plan participant would like to rollover their interest in Fund shares into an IRA, they can rollover into the Fund’s Class A Shares or into another available class in which they are eligible to invest.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive

JUNE 2, 2010	15

How to Do Business with the Fund (continued)

the NAV per share calculated after your redemption order is received in good order.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process. You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

16	J.P. MORGAN FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally declares dividends and distributions of net investment income, if any, at least quarterly. The Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Distributions by the Fund to retirement plans and other entities that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such entities. You should consult your tax advisor to determine the suitability of the Fund as an investment and the tax treatment of distributions.

With respect to taxable shareholders, for federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. It is currently unclear if Congress will extend this provision for taxable years beginning on or after January 1, 2011. The amount of dividend income that may be so designated by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income.

With respect to taxable shareholders, distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. It is currently unclear if Congress will extend this provision for taxable years beginning on or after January 1, 2011. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

With respect to taxable shareholders, if you buy shares of the Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

An underlying fund’s or the Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the underlying fund’s or the Fund’s yield on those securities would be decreased. In addition, an underlying fund’s or the Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the underlying fund’s or the Fund’s recognition of ordinary income and may affect the timing or amount of the underlying fund’s or the Fund’s distributions.

An underlying fund’s or the Fund’s investment in certain debt obligations, mortgage-backed securities, asset-backed securities, REIT securities, derivative instruments and so-called “passive foreign investment companies” may require an underlying fund or the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the underlying fund or the Fund may be required to liquidate other investments in its portfolio that it

JUNE 2, 2010	17

Shareholder Information (continued)

otherwise would have continued to hold, including when it is not advantageous to do so. An underlying fund’s or the Fund’s investment in REIT securities also may result in the underlying fund’s or the Fund’s receipt of cash in excess of the REIT’s earnings; if the underlying fund or Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Fund, and therefore, may increase the amount of taxes payable by shareholders. See “Distributions and Tax Matters — Investment in Other Funds” in the Statement of Additional Information.

An underlying fund’s or the Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the underlying fund or the Fund, defer losses to the underlying fund or the Fund, cause adjustments in the holding periods of the underlying fund’s or the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. An underlying fund’s or the Fund’s use of these types of transactions may result in the underlying fund or Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements.

Please review these statements carefully. The Fund will correct errors if it is notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than ten calendar days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal

18	J.P. MORGAN FUNDS

quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com. In addition, the quarterly schedules will be posted on the SEC’s website at www.sec.gov. From time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

JUNE 2, 2010	19

Investment Practices

The table discusses the types of investments which can be held by the Fund. In each case, the related types of risk are also listed.

INSTRUMENT	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Credit Interest Rate Liquidity Market
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Credit Currency Interest Rate Liquidity Market Political
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Credit Interest Rate Market
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	Credit Currency Foreign Investment Interest Rate Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Currency Interest Rate Liquidity Market Political Valuation

20	J.P. MORGAN FUNDS

INSTRUMENT	RISK TYPE
Commodity-Related Pooled Investment Vehicles: Ownership interests in grantor trusts and other pooled investment vehicles that hold tangible assets such as gold, silver or other commodities or invest in commodity futures. Grantor trusts are typically traded on an exchange and include iShares Silver Trust and SPDR Gold ETF.	Credit Foreign Investment Liquidity Market Valuation
Common Stock: Shares of ownership of a company.	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds that give the holder the right to buy a proportionate amount of common stock at a specified price.	Credit Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.	Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Foreign Investment
Exchange Traded Funds (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (SPDRs) and NASDAQ 100s.	Credit Investment Company Leverage Market
Exchange Traded Notes (ETNs): Senior, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees.	Credit Interest Rate Market

JUNE 2, 2010	21

Investment Practices (continued)

INSTRUMENT	RISK TYPE
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors.	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and American Depositary Securities.	Foreign Investment Liquidity Market Political Prepayment
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by the Fund’s adviser to be of comparable quality.	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	Credit Currency Interest Rate Political
Initial Public Offerings (IPO): A transaction in which a previously private company makes its first sale of stock to the public.	Market
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	Investment Company Market
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments in less developed countries.	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Master Limited Partnerships (MLPs): Limited partnerships that are publicly traded on a securities exchange.	Credit Leverage Market

22	J.P. MORGAN FUNDS

INSTRUMENT	RISK TYPE
Mortgages (Directly Held): Debt instruments secured by real property.	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs) and other asset-backed structures.	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls[1] : A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	Credit Interest Rate Market Natural Event Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Credit Foreign Investment Liquidity Political Valuation

JUNE 2, 2010	23
1

All forms of borrowing (including mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund’s total assets except as permitted by law.

Investment Practices (continued)

INSTRUMENT	RISK TYPE
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over-the- counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Liquidity Market Valuation
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Liquidity Market
Reverse Repurchase Agreements[1] : The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.	Credit Leverage Market
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	Market
Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	Credit Leverage Market
Short Selling: The Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	Credit Liquidity Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Credit Foreign Investment Liquidity Political Valuation

1	All forms of borrowing (including mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund’s total assets except as permitted by law.

24	J.P. MORGAN FUNDS

INSTRUMENT	RISK TYPE
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (IO) and Principal-Only (PO) securities issued outside a Real Estate Mortgage Investment Conduit (REMIC) or CMO structure.	Credit Liquidity Market Political Prepayment Valuation
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Credit Interest Rate Liquidity Market
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).	Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.	Credit Government Securities Interest Rate Market

JUNE 2, 2010	25

Investment Practices (continued)

INSTRUMENT	RISK TYPE
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupon Under Book-Entry Safekeeping (CUBES).	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	Credit Liquidity Market Valuation
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Credit Leverage Liquidity Market Valuation
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Fund:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser. Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the

Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by the Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk. The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

26	J.P. MORGAN FUNDS

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting debt and equity securities

•   The Fund’s share price and performance will fluctuate in response to stock market movements

•    The market value of bonds and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates

•    Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•    Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated, or are defaulted; the risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages

•    The Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers; therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

•   Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

•   Bonds have generally outperformed money market investments over the long term, with less risk than stocks

•    Most bonds will rise in value when interest rates fall

•   Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•   Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and the Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities

•    Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements

•   The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

•    The Fund seeks to limit risk and enhance performance through active management and/or diversification

•    During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high quality, short-term instruments

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

JUNE 2, 2010	27

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Credit quality

•   The default of an issuer would leave the Fund with unpaid interest or principal

•    Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value

• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains

•   The Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals

•   The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

Foreign investments

•   The Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information

•    Currency exchange rate movements could reduce gains or create losses

•    Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•   Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification

•    Favorable exchange rate movements could generate gains or reduce losses

•    Emerging markets can offer higher returns

•   To the extent that the Fund invests in foreign bonds and equities, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time; these currency management techniques may not be available for certain emerging markets investments; the Fund may also use forward foreign currency contracts and other foreign currency transactions for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risks

Management choices
• The Fund could underperform its benchmark due to its sector, securities or duration choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

28	J.P. MORGAN FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*

•   Derivatives such as futures, options (including options on interest rate futures contracts and interest rate swaps), swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred

•    The Fund may have difficulty exiting a derivatives position

•    Derivatives used for risk management or to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•   Certain types of derivatives involve costs to the Fund which can reduce returns

•    Derivatives that involve leverage could magnify losses

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility

•    Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•   The Fund could make money and protect against losses if management’s analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•   The Fund may also use derivatives for hedging and for risk management and/or to increase income or gain (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of the Fund’s exposure relative to its benchmark

•    The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

JUNE 2, 2010	29

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth/appreciation than comparable widely traded securities

•   The Fund may not invest more than 15% of net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term instruments (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•   Increased trading would raise the Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns

	• The Fund could realize gain in a short period of time • The Fund could protect against losses if a security is overvalued and its value later falls	• The Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

Exchange traded funds (ETFs)[1] and other investment companies

•   If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•    The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies help to manage smaller cash flows

•    Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, the Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•    Exemptive orders granted to various ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•   Under SEC Rule 12d1-1, the Fund may invest in both affiliated and unaffiliated money market funds without limit subject to the Fund’s investment policies and restrictions and the conditions of the rule

•    The Fund is a “Fund of Funds” that may invest an unlimited amount in other J.P. Morgan Funds, government securities and short-term paper in reliance on Section 12(d)(1)(G)

•    Rule 12d1-2 under the 1940 Act, the Fund may invest in other types of securities (including stocks and bonds) in addition to the investments permitted under Section 12(d)(1)(G). The Fund intends to rely on an exemptive order that also permits it to invest in financial instruments including derivatives in addition to the investments permitted under Section 12(d)(1)(G) and rule 12d1-2

1	ETFs are registered investment companies whose shares are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

30	J.P. MORGAN FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

U.S. government and agency securities

•   The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls

•    Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers

•    Government agency issued mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) involve risk of loss due to payments that occur earlier or later than expected

•   Most bonds will rise in value when interest rates fall

•    Government and agency securities have generally outperformed money market instruments over the long-term with less risk than stocks or debt securities of lower quality issuers

•    Mortgage-backed securities can offer attractive returns

•   The Fund seeks to limit risk and enhance performance through active management

•    The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

Real Estate Investment Trusts (REITs)[1]

•   The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests

•    The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties

•    REITs may be more volatile and/or more illiquid than other types of equity securities

•    If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including the Fund) would be reduced by any corporate taxes payable by the REIT

•   The Fund can gain exposure to an additional asset class in order to further diversify its assets

•   The Fund may receive current income from its REIT investments

•    If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•   The Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

JUNE 2, 2010	31

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Master Limited Partnerships (MLPs)

•   Holders of MLP units have limited control and voting rights, similar to those of a limited partner

•    An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns

•    MLPs may, for tax purposes, affect the character of the gain and loss realized by the Fund and affect the holding period of the Fund’s assets

• MLPs can offer attractive returns • MLPs may offer more attractive yields or potential growth than comparable equity securities

•   The Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company

•   The Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Short selling

•   Short sales may not have the intended effects and may result in losses

•    The Fund may not be able to close out a short position at a particular time or at an acceptable price

•    The Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities

•    Segregated or earmarked accounts and posting collateral with respect to short sales may limit the Fund’s investment flexibility

•    Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

•   The Fund could make money and protect against losses if management’s analysis proves correct

•   Short selling may allow the Fund to generate positive returns in declining markets

•    Short selling may allow the Fund to implement insights into securities it expects to underperform

•    Short selling may allow the Fund to diversify its holdings across a larger number of securities

•   The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk

•   The Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

32	J.P. MORGAN FUNDS

Financial Highlights

This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand the Fund’s performance for the Fund’s periods of operations. Because the JPMorgan Alternative Strategies Fund has not yet commenced operations as of the date of this prospectus, no financial highlights are shown.

JUNE 2, 2010	33

Legal Proceedings Relating to Banc One Investment Advisors Corporation and

Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA), entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. JPMIA was the investment adviser to certain J.P. Morgan Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment adviser to such Funds. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds, now known as JPMorgan Trust II, in the aggregate amount of approximately $8 million annually over a five-year period (based on assets under management as of June 30, 2004) from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. On May 20, 2010, the court granted preliminary approval of the settlement and ordered that notice be provided to certain designated shareholders. The settlement is subject to final court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of the foregoing matters may be filed against these and related parties in the future.

34	J.P. MORGAN FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. 811-21295

©JPMorgan Chase & Co., 2010 All rights reserved. June 2010. PR-MCEABCS-1109

Prospectus

J.P. Morgan Income Funds

Class A, Class B*, Class C & Select Class Shares

July 1, 2010, as supplemented May 2, 2011

JPMorgan Limited Duration Bond Fund

(formerly JPMorgan Ultra Short Duration Bond Fund)

Class/Ticker: A/ONUAX; B/ONUBX; C/OGUCX; Select/HLGFX

JPMorgan Treasury & Agency Fund

Class/Ticker: A/OTABX; B/ONTBX; C/**; Select/OGTFX

JPMorgan Short Duration Bond Fund

Class/Ticker: A/OGLVX; B/OVBBX; C/OSTCX; Select/HLLVX

JPMorgan Short Term Bond Fund II

Class/Ticker: A/HSTGX; Select/TRSBX

JPMorgan Core Bond Fund

Class/Ticker: A/PGBOX; B/OBOBX; C/OBOCX; Select/WOBDX

JPMorgan Core Plus Bond Fund

Class/Ticker: A/ONIAX; B/OINBX; C/OBDCX; Select/HLIPX

JPMorgan Total Return Fund

Class/Ticker: A/JMTAX; C/JMTCX; Select/JMTSX

JPMorgan Strategic Income Opportunities Fund

Class/Ticker: A/JSOAX; C/JSOCX; Select/JSOSX

JPMorgan Mortgage-Backed Securities Fund

Class/Ticker: A/OMBAX; Select/OMBIX

JPMorgan Government Bond Fund

Class/Ticker: A/OGGAX; B/OGGBX; C/OGVCX; Select/HLGAX

JPMorgan Real Return Fund

Class/Ticker: A/RRNAX; C/RRNCX; Select/RRNSX

JPMorgan High Yield Fund

(formerly JPMorgan High Yield Bond Fund)

Class/Ticker: A/OHYAX; B/OGHBX; C/OGHCX; Select/OHYFX

JPMorgan Emerging Markets Debt Fund

Class/Ticker: A/JEDAX; C/JEDCX; Select/JEMDX

*	Class B Shares are no longer available for new purchases.

**	This share class is not currently offered to the public.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

How to Reach Us	Back cover

JPMorgan Limited Duration Bond Fund

(formerly the JPMorgan Ultra Short Duration Bond Fund)

Class/Ticker:

A/ONUAX; B/ONUBX; C/OGUCX; Select/HLGFX

What is the goal of the Fund?

The Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	2.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	3.00%	NONE	NONE
	(under $500,000)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.48	0.49	0.48	0.48
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.23	0.24	0.23	0.23

Acquired Fund Fees and Expenses	0.04	0.04	0.04	0.04

Total Annual Fund Operating Expenses[1]	1.02	1.53	1.52	0.77
Fee Waivers and Expense Reimbursements[1]	(0.28)	(0.29)	(0.28)	(0.28)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.74	1.24	1.24	0.49

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70%, 1.20%, 1.20% and 0.45% of the average daily net assets of Class A, Class B, Class C and Select Class Shares, respectively. This contract continues through 6/30/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	299	515	749	1,420
CLASS B SHARES ($)	426	655	807	1,535
CLASS C SHARES ($)	126	453	802	1,789
SELECT CLASS SHARES ($)	50	218	400	928

JULY 1, 2010	1

JPMorgan Limited Duration Bond Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	299	515	749	1,420
CLASS B SHARES ($)	126	455	807	1,535
CLASS C SHARES ($)	126	453	802	1,789
SELECT CLASS SHARES ($)	50	218	400	928

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund mainly invests in mortgage-backed securities, asset-backed securities, mortgage-related securities, adjustable rate mortgages, money market instruments, and structured investments. These investments may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only and principal-only), commercial mortgage-backed securities, and mortgage pass-through securities. Under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

The Fund seeks to maintain a duration of three years or less, although, under certain market conditions, the Fund’s duration may be longer than three years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. The Fund seeks to implement its duration strategy through the purchase of a portfolio of short-term securities. A “portfolio of short-term securities”, under normal market conditions, will have a weighted average life of three years or less at the time of investment, although, under certain market conditions, may be longer than three years.

The Fund invests in fixed and floating rate debt securities representing an interest in or secured by residential mortgage loans. These securities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). However, the Fund may also purchase mortgage-backed securities and asset-backed securities that are issued by nongovernmental entities. Such securities may or may not have private insurer guarantees of timely payments.

Securities purchased by the Fund will be rated investment grade (or the unrated equivalent) at the time of purchase. In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation, or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. The Fund may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. The Fund may invest up to 25% of its assets in “sub-prime” mortgage-related securities at the time of purchase.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may invest in futures contracts, options, and swaps as tools in the management of portfolio assets. The Fund may use such derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full

2	J.P. MORGAN INCOME FUNDS

faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs), interest-only (IO) and principal-only (PO) stripped mortgage-backed securities are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives.

Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Foreign Issuer Risks. U.S. dollar denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such foreign countries.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index, the Barclays Capital Short 9–12 Month U.S. Treasury Index (the Fund’s former primary benchmark), and the Lipper Short U.S. Government Fund Index. The Lipper index is based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class C Shares shown in the table is based on the performance of Select Class Shares prior to the inception of the Class C Shares. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2009	6.74%
Worst Quarter	4th quarter, 2008	–7.77%

The Fund’s year-to-date total return through 3/31/10 was 2.71%.

JULY 1, 2010	3

JPMorgan Limited Duration Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2009)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	15.61%	1.96%	3.20%
Return After Taxes on Distributions	14.21	0.41	1.62
Return After Taxes on Distributions and Sale of Fund Shares	10.07	0.77	1.78
CLASS A SHARES
Return Before Taxes	12.71	1.22	2.72
CLASS B SHARES
Return Before Taxes	11.83	1.21	2.64
CLASS C SHARES
Return Before Taxes	14.75	1.19	2.38
BARCLAYS CAPITAL 1–3 YEAR U.S. GOVERNMENT/CREDIT BOND INDEX[1]
(Reflects No Deduction for Fees, Expenses or Taxes)	3.83	4.32	4.86
BARCLAYS CAPITAL SHORT 9–12 MONTH U.S. TREASURY INDEX[1]
(Reflects No Deduction for Taxes)	0.76	3.63	3.67
LIPPER SHORT U.S. GOVERNMENT FUNDS INDEX
(Reflects No Deduction for Taxes)	3.59	3.65	4.08

1	The Fund’s primary benchmark has changed from the Barclays Capital Short 9–12 Month U.S. Treasury Index to the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index to better reflect the Fund’s duration strategy.

After-tax returns are shown for only the Select Class Shares and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Michael Sais	1995	Managing Director
Richard Figuly	2005	Vice President
Gregg Hrivnak	2005	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A Shares
To establish an account	$1,000
For Class C Shares
To establish an account	$10,000
For Class A and Class C Shares
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4	J.P. MORGAN INCOME FUNDS

JPMorgan Treasury & Agency Fund

Class/Ticker: A/OTABX, B/ONTBX; C/*; Select/OGTFX

What is the goal of the Fund?

The Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	2.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	3.00%	1.00%	NONE
	(under $500,000)

*	This share class is not currently offered to the public.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C2	Select Class
Management Fees	0.30%	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.42	0.42	0.42	0.42
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.17	0.17	0.17	0.17

Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses[1]	0.98	1.48	1.48	0.73
Fee Waivers and Expense Reimbursements[1]	(0.27)	(0.27)	(0.27)	(0.27)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.71	1.21	1.21	0.46

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70%, 1.20%, 1.20% and 0.45% of the average daily net assets of Class A, Class B, Class C and Select Class Shares, respectively. This contract continues through 6/30/11, at which time the Service Providers will determine whether or not to renew or revise it.

2	As of the date of this Prospectus, Class C Shares have not commenced operations and are not open for investment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	296	504	729	1,375
CLASS B SHARES ($)	423	641	782	1,486
CLASS C SHARES ($)	123	441	782	1,745
SELECT CLASS SHARES ($)	47	206	379	881

JULY 1, 2010	5

JPMorgan Treasury & Agency Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	296	504	729	1,375
CLASS B SHARES ($)	123	441	782	1,486
CLASS C SHARES ($)	123	441	782	1,745
SELECT CLASS SHARES ($)	47	206	379	881

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund’s main investment strategy is to invest in U.S. Treasury and U.S. agency obligations which include U.S. Treasury bills, notes, agency debentures, repurchase agreements and obligations issued or guaranteed by U.S. government agencies and instrumentalities.

Under normal circumstances, the Fund will invest at least 80% of its Assets in treasury and agency obligations. For the purpose of this policy, “Assets” means net assets plus the amount of borrowing for investment purposes. The Fund’s investments in U.S. Treasury and U.S. agency obligations include fixed income securities, mortgage-backed and mortgage-related securities, and inflation-linked securities, including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities. Such securities may be structured as Separately Traded Registered Interest and Principal Securities (STRIPS), Coupons under Book-Entry Safekeeping (CUBES) and Treasury Inflation Protected Securities (TIPS). The Fund also invests in J.P. Morgan money market funds that invest only in the types of securities that the Fund could buy directly. The Fund also may invest in government mortgage-backed securities and government adjustable rate mortgage loans known as ARMs.

Normally the Fund’s average weighted maturity will range between two and five years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (weighted average life).

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. The adviser looks for individual investments that it believes will perform well over market cycles. The adviser is value oriented and focuses on issues with short or intermediate remaining maturities. The adviser makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Inflation-Linked Security Risk. Unlike conventional bonds, the principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., Consumer Price Index for All Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Mortgage-Related and Other Mortgage-Backed Securities Risk. The Fund may invest in mortgage-related and mortgage-backed securities that are subject to certain other risks including prepayment and call risks. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and mortgage-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

6	J.P. MORGAN INCOME FUNDS

Investment Company Risk. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of another investment company.

Tax Risk. The Fund may invest in securities whose interest is subject to state and local income taxes, such as the interest on securities guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP) or securities issued under similar programs in the future.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Barclays Capital 1–5 Year U.S. Treasury Index, Barclays Capital 1–3 Year U.S. Treasury Index, and the Lipper Short U.S. Treasury Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index include the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2002	4.78%
Worst Quarter	2nd quarter, 2004	–1.46%

The Fund’s year-to-date total return through 3/31/10 was 0.81%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2009)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	1.93%	4.08%	5.08%
Return After Taxes on Distributions	0.09	2.46	3.35
Return After Taxes on Distributions and Sale of Fund Shares	1.37	2.54	3.33
CLASS A SHARES
Return Before Taxes	(0.62)	3.35	4.59
CLASS B SHARES
Return Before Taxes	(1.77)	3.30	4.51
BARCLAYS CAPITAL 1–5 YEAR U.S. TREASURY INDEX
(Reflects No Deduction for Fees,
Expenses or Taxes)	0.19	4.39	5.01
BARCLAYS CAPITAL 1–3 YEAR U.S. TREASURY INDEX
(Reflects No Deduction for Taxes)	0.80	4.03	4.50
LIPPER SHORT U.S. TREASURY FUNDS AVERAGE
(Reflects No Deduction for Taxes)	0.64	3.69	4.22

After-tax returns are shown for only the Select Class Shares and after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and

JULY 1, 2010	7

JPMorgan Treasury & Agency Fund (continued)

the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Scott Grimshaw	1996	Vice President
Peter Simons	2005	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A Shares
To establish an account	$10,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

8	J.P. MORGAN INCOME FUNDS

JPMorgan Short Duration Bond Fund

Class/Ticker:

A/OGLVX; B/OVBBX; C/OSTCX; Select/HLLVX

What is the goal of the Fund?

The Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 82 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	2.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	3.00%	NONE	NONE
	(under $500,000)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.38	0.38	0.38	0.38
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.13	0.13	0.13	0.13

Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses[1]	0.89	1.39	1.39	0.64
Fee Waivers and Expense Reimbursements[1]	(0.08)	(0.08)	(0.08)	(0.08)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.81	1.31	1.31	0.56

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80%, 1.30%, 1.30% and 0.55% of the average daily net assets of Class A, Class B, Class C and Select Class Shares, respectively. This contract continues through 6/30/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	306	495	699	1,289
CLASS B SHARES ($)	433	632	753	1,400
CLASS C SHARES ($)	133	432	753	1,662
SELECT CLASS SHARES ($)	57	197	349	791

JULY 1, 2010	9

JPMorgan Short Duration Bond Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	306	495	699	1,289
CLASS B SHARES ($)	133	432	753	1,400
CLASS C SHARES ($)	133	432	753	1,662
SELECT CLASS SHARES ($)	57	197	349	791

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

What are the Fund’s main investment strategies?

As part of its main investment strategy, the Fund may principally invest in U.S. treasury obligations, U.S. government agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, mortgage-related securities, and structured instruments. These investments may be structured as collateralized mortgage obligations (agency and nonagency), commercial mortgage-backed securities and mortgage pass-through securities. U.S. government agency securities may be issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac).

Under normal circumstances, the Fund invests at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. Consistent with the Fund’s short duration strategy, the Fund’s effective average weighted maturity ordinarily will be three years or less taking into account expected amortization and prepayment of principal on certain investments. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-back, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (weighted average life).

Securities purchased by the Fund will be rated investment grade (or the unrated equivalent) at the time of purchase. In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation, or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. The Fund may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. The Fund expects to invest less than 5% of its assets in “sub-prime” mortgage-related securities at the time of purchase.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, and swaps as tools in the management of portfolio assets. The Fund may use such derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. The adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

10	J.P. MORGAN INCOME FUNDS

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Foreign Issuer Risks. U.S. dollar denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such foreign countries.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class C Shares shown in the table is based on the performance of Select Class Shares prior to the inception of the Class C Shares. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2001	3.24%
Worst Quarter	2nd quarter, 2004	–0.90%

The Fund’s year-to-date total return through 3/31/10 was 0.85%.

JULY 1, 2010	11

JPMorgan Short Duration Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2009)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	4.96%	4.17%	4.61%
Return After Taxes on Distributions	3.94	2.87	3.10
Return After Taxes on Distributions and Sale of Fund Shares	3.21	2.79	3.03
CLASS A SHARES
Return Before Taxes	2.40	3.44	4.11
CLASS B SHARES
Return Before Taxes	1.19	3.39	4.02
CLASS C SHARES
Return Before Taxes	4.16	3.38	3.77
BARCLAYS CAPITAL 1–3 YEAR U.S. GOVERNMENT/CREDIT BOND INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	3.83	4.32	4.86
LIPPER SHORT U.S. GOVERNMENT FUNDS INDEX
(Reflects No Deduction for Taxes)	3.59	3.65	4.08

After-tax returns are shown for only the Select Class Shares and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Gregg Hrivnak	2006	Vice President
Richard Figuly	2006	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A Shares
To establish an account	$1,000
For Class C Shares
To establish an account	$10,000
For Class A and Class C Shares
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

12	J.P. MORGAN INCOME FUNDS

JPMorgan Short Term Bond Fund II

Class/Ticker: A/HSTGX; Select/TRSBX

What is the goal of the Fund?

The Fund seeks a high level of income, consistent with preservation of capital.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 82 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	2.25%	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	NONE
	(under $500,000)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Select Class
Management Fees	0.25%	0.25%
Distribution (Rule 12b-1) Fees	0.25	NONE
Other Expenses	0.55	0.59
Shareholder Service Fees	0.25	0.25
Remainder of Other Expenses	0.30	0.34

Acquired Fund Fees and Expenses	0.01	0.01

Total Annual Fund Operating Expenses[1]	1.06	0.85
Fee Waivers and Expense Reimbursements[1]	(0.30)	(0.34)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.76	0.51

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’

deferred compensation plan) exceed 0.75% and 0.50% of the average daily net assets of Class A and Select Class Shares, respectively. This contract continues through 6/30/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	301	525	768	1,464
SELECT CLASS SHARES ($)	52	237	438	1,017

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	301	525	768	1,464
SELECT CLASS SHARES ($)	52	237	438	1,017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

What are the Fund’s main investment strategies?

As part of its main investment strategy, the Fund may principally invest in U.S. government and agency securities, domestic and foreign corporate bonds, U.S. Treasury obligations, asset-backed securities, mortgage-backed securities, mortgage-related securities, private placements and money market instruments. These investments may be structured as collateralized mortgage obligations (agency and non-agency), commercial mortgage-backed securities, mortgage pass-through securities, principal-only and interest-only stripped

JULY 1, 2010	13

JPMorgan Short Term Bond Fund II (continued)

mortgage-backed securities. U.S. government obligations may be issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). The Fund also may enter into “dollar rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

Under normal circumstances, the Fund invests at least 80% of its Assets in debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between one and three years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. The average weighted maturity of the Fund’s portfolio will not exceed three years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-back, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (weighted average life).

Substantially all of the securities purchased by the Fund will be rated investment grade (or the unrated equivalent) at the time of purchase. The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund’s credit quality standards. The Fund also may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. The Fund expects to invest less than 5% of its assets in “sub-prime” mortgage-related securities at the time of purchase.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, and swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use such derivatives to hedge various investments, for risk management and/or to increase the Fund’s income or gain.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. The adviser looks for individual fixed income investments that it believes will perform well over market cycles. Taking a long-term approach, the adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments. Although substantially all of the Fund’s investments will be rated investment grade, the Fund may, from time to time, hold non-investment grade securities, also known as high yield securities or junk bonds. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full

14	J.P. MORGAN INCOME FUNDS

faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs), interest-only (IO) and principal-only (PO) stripped mortgage-backed securities are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Barclays Capital 1–3 Year U.S. Government Bond Index, as well as the Lipper Short U.S. Government Funds Index and the Lipper Short Investment Grade Debt Funds Index. The Lipper indexes are based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper indexes include the expenses of the mutual funds included in the indexes. Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2001	3.07%
Worst Quarter	3rd quarter, 2008	–2.30%

The Fund’s year-to-date total return through 3/31/10 was 0.89%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2009)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	1.99%	1.29%	2.92%
Return After Taxes on Distributions	0.97	(0.15)	1.43
Return After Taxes on Distributions and Sale of Fund Shares	1.28	0.27	1.62
CLASS A SHARES
Return Before Taxes	(0.40)	0.59	2.43
BARCLAYS CAPITAL 1–3 YEAR U.S. GOVERNMENT BOND INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	1.41	4.18	4.65
LIPPER SHORT U.S. GOVERNMENT FUNDS INDEX
(Reflects No Deduction for Taxes)	3.59	3.65	4.08
LIPPER SHORT INVESTMENT GRADE DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	10.26	3.21	3.92

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact

JULY 1, 2010	15

JPMorgan Short Term Bond Fund II (continued)

of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Gregg Hrivnak	2009	Vice President
Richard Figuly	2009	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

16	J.P. MORGAN INCOME FUNDS

JPMorgan Core Bond Fund

Class/Ticker:

A/PGBOX; B/OBOBX; C/OBOCX; Select/WOBDX

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	3.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.30%	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.42	0.42	0.42	0.42
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.17	0.17	0.17	0.17

Acquired Fund Fees and Expenses	0.02	0.02	0.02	0.02

Total Annual Fund Operating Expenses[1]	0.99	1.49	1.49	0.74
Fee Waivers and Expense Reimbursements[1]	(0.22)	(0.07)	(0.07)	(0.14)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.77	1.42	1.42	0.60

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%, 1.40%, 1.40% and 0.58% of the average daily net assets of Class A, Class B, Class C and Select Class Shares, respectively. This contract continues through 6/30/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	451	657	881	1,523
CLASS B SHARES ($)	645	764	1,007	1,638
CLASS C SHARES ($)	245	464	807	1,774
SELECT CLASS SHARES ($)	61	222	398	905

JULY 1, 2010	17

JPMorgan Core Bond Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	451	657	881	1,523
CLASS B SHARES ($)	145	464	807	1,638
CLASS C SHARES ($)	145	464	807	1,774
SELECT CLASS SHARES ($)	61	222	398	905

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund is designed to maximize total return by investing in a portfolio of investment grade intermediate- and long-term debt securities. As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage backed securities (interest-only or principal-only), commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents.

As a matter of fundamental policy, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. Generally, such bonds will have intermediate to long maturities. The Fund’s average weighted maturity will ordinarily range between four and 12 years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-back, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (weighted average life).

Securities will be rated investment grade (or the unrated equivalent) at the time of purchase. In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. The adviser may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities in the adviser’s discretion. The Fund expects to invest no more than 5% of its assets in sub-prime mortgage-related securities at the time of purchase.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and forward contracts as tools in the management of portfolio assets. The Fund may also use such derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

18	J.P. MORGAN INCOME FUNDS

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs), interest-only (IO) and principal-only (PO) stripped mortgage-backed securities are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives.

Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Foreign Issuer Risks. U.S. dollar denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such foreign countries.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2001	5.13%
Worst Quarter	2nd quarter, 2004	–2.22%

The Fund’s year-to-date total return through 3/31/10 was 1.80%.

JULY 1, 2010	19

JPMorgan Core Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2009)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	9.67%	5.34%	6.62%
Return After Taxes on Distributions	7.63	3.56	4.55
Return After Taxes on Distributions and Sale of Fund Shares	6.23	3.50	4.43
CLASS A SHARES
Return Before Taxes	5.38	4.37	6.00
CLASS B SHARES
Return Before Taxes	3.79	4.16	5.86
CLASS C SHARES
Return Before Taxes	7.83	4.50	5.71
BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.93	4.97	6.33
LIPPER INTERMEDIATE U.S. GOVERNMENT FUNDS INDEX
(Reflects No Deduction for Taxes)	3.25	4.83	5.76

After-tax returns are shown for only the Select Class Shares and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Douglas Swanson	1991	Managing Director
Christopher Nauseda	2006	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

20	J.P. MORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund

Class/Ticker:

A/ONIAX; B/OINBX; C/OBDCX; Select/HLIPX

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	3.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.30%	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.42	0.43	0.41	0.43
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.17	0.18	0.16	0.18

Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses[1]	0.98	1.49	1.47	0.74
Fee Waivers and Expense Reimbursements[1]	(0.22)	(0.08)	(0.06)	(0.08)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.76	1.41	1.41	0.66

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%, 1.40%, 1.40% and 65% of the average daily net assets of Class A, Class B, Class C and Select Class Shares, respectively. This contract continues through 6/30/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	450	654	876	1,512
CLASS B SHARES ($)	644	763	1,006	1,635
CLASS C SHARES ($)	244	459	797	1,752
SELECT CLASS SHARES ($)	67	229	404	911

JULY 1, 2010	21

JPMorgan Core Plus Bond Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	450	654	876	1,512
CLASS B SHARES ($)	144	463	806	1,635
CLASS C SHARES ($)	144	459	797	1,752
SELECT CLASS SHARES ($)	67	229	404	911

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

What are the Fund’s main investment strategies?

As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. The Fund also may invest in bonds, convertible securities, preferred stock, loan participations and assignments (Loans) and commitments to loan assignments (Unfunded Commitments), and foreign and emerging market debt securities rated below investment grade (i.e., high yield or junk bonds) or the unrated equivalent.

As a matter of fundamental policy, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund’s average weighted maturity will ordinarily range between five and twenty years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-back, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (weighted average life).

The adviser will invest across the credit spectrum to provide the Fund exposure to various credit rating categories. Under normal conditions, at least 65% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment grade by a national statistical rating organization or in securities that are unrated but are deemed by the adviser to be of comparable quality. The balance of the Fund’s assets are not required to meet any minimum quality rating although the Fund will not, under normal circumstances, invest more than 35% of its total assets in below investment grade securities (or the unrated equivalent). Such securities may include so called “distressed debt” (i.e., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics).

The Fund may invest a significant portion of all of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage backed securities (interest-only or principal-only), commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. The Fund expects to invest no more than 10% of its assets in sub-prime mortgage-related securities at the time of purchase. The Fund may also enter into “dollar rolls” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

Up to 35% of the Fund’s net assets may be invested in foreign securities, including securities denominated in foreign currencies (some of which may be below investment grade securities). The Fund’s investments in below investment grade securities or the unrated equivalent including below investment grade foreign securities will not, under normal circumstances, exceed more than 35% of the Fund’s total assets.

In addition to direct investments in securities, the Fund may invest in derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and forward contracts as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In addition to the mortgage dollar rolls as described above, the Fund may utilize other relative value strategies involving credit-oriented trades, combinations of derivatives, and combinations of derivatives and fixed income securities.

The adviser allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Fund, the adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, currency risk, and the complex legal and technical structure of the transactions. With respect to the high yield portion of the Fund, the adviser focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors.

22	J.P. MORGAN INCOME FUNDS

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs), interest-only (IO) and principal-only (PO) stripped mortgage-backed securities are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

High Yield Securities Risk. The Fund may invest in securities that are issued by companies that are highly leveraged, less credit-worthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Loan Risk. Like other high yield, corporate debt instruments, some Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks

JULY 1, 2010	23

JPMorgan Core Plus Bond Fund (continued)

described under “Interest Rate Risk,” “Credit Risk,” and “High Yield Securities Risk.” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate Investment Grade Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class C Shares shown in the table is based on the performance of Select Class Shares prior to the inception of the Class C Shares. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. Effective September 15, 2007, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

Best Quarter	2nd quarter, 2009	6.03%
Worst Quarter	3rd quarter, 2008	–3.20%

The Fund’s year-to-date total return through 3/31/10 was 2.91%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2009)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	16.04%	4.90%	6.05%
Return After Taxes on Distributions	13.70	2.98	3.94
Return After Taxes on Distributions and Sale of Fund Shares	10.33	3.03	3.90
CLASS A SHARES
Return Before Taxes	11.45	3.85	5.39
CLASS B SHARES
Return Before Taxes	10.09	3.73	5.26
CLASS C SHARES
Return Before Taxes	14.21	4.08	5.18
BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.93	4.97	6.33
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	14.30	4.18	5.74

After-tax returns are shown for only the Select Class Shares and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who

24	J.P. MORGAN INCOME FUNDS

hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Gary Madich	2006	Managing Director
Mark Jackson	1996	Vice President
Frederick Sabetta	2006	Vice President
Richard Figuly	2006	Vice President
Duane Huff	2009	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

JULY 1, 2010	25

JPMorgan Total Return Fund

Class/Ticker: A/JMTAX; C/JMTCX; Select/JMTSX

What is the goal of the Fund?

The Fund seeks to provide high total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.40	0.40	0.40
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.15	0.15	0.15

Acquired Fund Fees and Expenses	0.05	0.05	0.05

Total Annual Fund Operating Expenses[1]	1.00	1.50	0.75
Fee Waivers and Expense Reimbursements[1]	(0.20)	(0.05)	(0.05)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.80	1.45	0.70

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%, 1.40% and 0.65% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. This contract continues through 6/30/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	454	662	888	1,536
CLASS C SHARES ($)	248	469	814	1,786
SELECT SHARES ($)	72	235	412	926

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	454	662	888	1,536
CLASS C SHARES ($)	148	469	814	1,786
SELECT SHARES ($)	72	235	412	926

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 572% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund has wide latitude to invest in all types of debt securities that the adviser believes have the potential to provide a high total return over time. As part of its principal investment strategy, the Fund may invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities,

26	J.P. MORGAN INCOME FUNDS

and asset-backed, mortgage-related and mortgage-backed securities and structured investments. Mortgage-related and mortgage-backed securities may be structured as adjustable rate mortgage loans, collateralized mortgage obligations (agency and non-agency), stripped mortgage backed securities (interest-only or principal-only), commercial mortgage-backed securities, and mortgage pass-through securities. These securities may be of any maturity.

The Fund may invest a significant portion or all of its assets in mortgage-backed securities in the adviser’s discretion. The Fund may invest a significant amount of its assets in sub-prime mortgage-related securities. The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, and swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use such derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

Up to 35% of the Fund’s total assets may be invested in foreign securities, including emerging markets debt securities and debt securities denominated in foreign currencies. Investments may be issued or guaranteed by a wide variety of entities including governments and their agencies and instrumentalities, corporations, financial institutions and supranational organizations. The Fund typically will seek to hedge approximately 70% of its non-dollar investments back to the U.S. dollar, through the use of derivatives including forward foreign currency contracts, but may not always do so.

Under normal circumstances, 65% of the Fund’s net assets will be invested in securities that, at the time of purchase, are rated investment-grade (or the unrated equivalent). Up to 35% of the Fund’s net assets may be invested in securities rated below investment grade (junk bonds) including so called “distressed debt” (e.g., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics). The Fund may also invest in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities. The Fund may also invest in inflation-linked debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities such as Treasury Inflation Protected Securities (TIPS) or issued by other entities such as corporations, foreign governments and other foreign issuers.

The Fund may invest in loan assignments and participations (Loans) and commitments to purchase loan assignments. As part of its principal investment strategy, the Fund may invest any portion of its total assets in cash and cash equivalents.

The Fund may engage in short sales.

The adviser buys and sells investments for the Fund by analyzing both individual securities and different market sectors within broader interest rate, investment and sector themes established by the adviser’s macro team. The adviser looks for individual investments that it believes will perform well over market cycles based on a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S.

JULY 1, 2010	27

JPMorgan Total Return Fund (continued)

dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Yield Securities and Loan Risks. The Fund may invest in securities including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity. Loans are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, and lack of publicly available information.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs), interest-only (IO) and principal-only (PO) stripped mortgage-backed securities are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Short Selling Risk. The Fund may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not be able to borrow a security it wants to sell short and/or may have to sell long positions at disadvantageous times to cover its short positions. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. In addition, the Fund may enter into mortgage TBAs which do not involve borrowing securities but are subject to leverage risks as described under “Derivative Risk”.

Inflation-Linked Security Risk. Unlike conventional bonds, the principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares for the past one calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate Investment Grade Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

28	J.P. MORGAN INCOME FUNDS

Best Quarter	3rd quarter, 2009	7.62%
Worst Quarter	1st quarter, 2009	0.79%

The Fund’s year-to-date return through 3/31/10 was 2.46%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For the period ended December 31, 2009)
	Past 1 Year	Life of Fund (since 6/16/08)
SELECT CLASS SHARES
Return Before Taxes	19.26%	9.72%
Return After Taxes on Distributions	16.25	7.11
Return After Taxes on Distributions and Sale of Fund Shares	12.77	6.81
CLASS A SHARES
Return Before Taxes	14.75	6.95
CLASS C SHARES
Return Before Taxes	17.42	8.91
BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.93	6.58
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	14.30	6.56

After-tax returns are shown for only the Select Class Shares and after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
William Eigen	2008	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

JULY 1, 2010	29

JPMorgan Strategic Income Opportunities Fund

Class/Ticker: A/JSOAX; C/JSOCX; Select/JSOSX

What is the goal of the Fund?

The Fund seeks to provide high total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.45%	0.45%	0.45%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.38	0.38	0.39
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.13	0.13	0.14

Acquired Fund Fees and Expenses	0.14	0.14	0.14

Total Annual Fund Operating Expenses[1]	1.22	1.72	0.98
Fee Waivers and Expense Reimbursements[1]	(0.08)	(0.08)	(0.09)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.14	1.64	0.89

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00%, 1.50% and 0.75% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. This contract continues through 6/30/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	487	740	1,013	1,790
CLASS C SHARES ($)	267	534	926	2,024
SELECT CLASS SHARES ($)	91	303	533	1,193

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	487	740	1,013	1,790
CLASS C SHARES ($)	167	534	926	2,024
SELECT CLASS SHARES ($)	91	303	533	1,193

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund has an absolute return orientation which means that it is not managed relative to an index. The Fund attempts to achieve a positive total return in diverse market environments over time. In connection with this strategy, the Fund has flexibility to allocate its assets among a broad range of fixed income securities as well as in a single or limited number of

30	J.P. MORGAN INCOME FUNDS

strategies/sectors including cash and short term investments. Total return is a combination of capital appreciation and current income. “Strategic” in the Fund’s name means that the Fund, in addition to seeking current income as an element of total return, will also seek capital appreciation as an element of total return. The Fund may invest in a wide range of debt securities of issuers from the U.S. and other markets, both developed and emerging. Investments may be issued or guaranteed by a wide variety of entities including governments and their agencies, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time. The Fund may also invest in convertible securities, preferred securities, and equity securities that the adviser believes will produce income or generate return.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options (including options on interest rate futures contracts and interest rate swaps), swaps, and credit default swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use such derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

Although the Fund may invest up to 100% of its total assets in securities that are rated below investment grade (junk bonds) or the unrated equivalent, the Fund will generally invest at least 25% of the Fund’s total assets in securities that, at the time of purchase, are rated investment grade or better or the unrated equivalent.

The adviser uses the following six strategy/sector allocations in managing the Fund.

•	Rates management — includes traditional fixed income securities as well as derivatives to actively manage duration, yields and the effect changes in interest rates may have.

•	Credit securities — includes the full spectrum of investment and non-investment grade securities. Ordinarily, the Fund will invest no more than 75% of its total assets in credit securities.

•

Relative value strategies — includes fixed income relative value strategies such as credit-oriented trades, mortgage dollar rolls, derivatives, long/short strategies, and other combinations of fixed income securities and derivatives.

•

Foreign and emerging market securities — includes the full range of securities of issuers from developed and emerging markets. Ordinarily, the Fund will invest no more than 50% of its total assets in foreign and emerging market securities.

•	Non-traditional income — includes convertible securities, preferred securities, and equity stocks that the adviser believes will produce income or generate return. Ordinarily, the Fund will invest no more than 35% of its total assets in such securities.

•	Cash — includes cash, money market instruments, and other short-term securities of high quality.

In buying and selling investments for the Fund, the adviser uses both security selection and derivatives to adjust allocations among each of the above strategies/sectors with an absolute return orientation. For each strategy/sector, sector specialists provide security research and recommendations to the lead portfolio managers. The Fund’s investments will not necessarily be allocated among all six strategies/sectors at any given time. Rather, the Fund uses a flexible asset allocation approach that permits the adviser to invest in a single strategy/sector or only a few strategies/sectors, consistent with the limitations identified above. Due to the Fund’s flexible allocation approach, the Fund’s risk exposure may vary and a risk associated with an individual strategy/sector may become more pronounced when the Fund utilizes a single strategy/sector or only a few strategies/sectors.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities. The Fund may also invest in asset-backed securities and structured investments.

The Fund may invest in a broad variety of securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may engage in short sales.

The Fund may invest in loan assignments and participations (Loans), and commitments to purchase loan assignments (Unfunded Commitments). The Fund may invest in common shares or preferred shares of unaffiliated closed-end funds. The Fund may invest any portion of its total assets in cash and cash equivalents.

The Fund may invest in exchange traded funds (ETFs) in order to gain exposure to particular foreign markets or asset classes. The ETFs in which the Fund will invest are registered investment companies that seek to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as

JULY 1, 2010	31

JPMorgan Strategic Income Opportunities Fund (continued)

well, including those relating to particular sectors, markets, regions or industries.

The Fund may invest in municipal securities and inflation-linked securities such as Treasury Inflation Protected Securities (TIPS).

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

High Yield Securities and Loan Risks. The Fund may invest in securities including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity. Loans are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, and lack of publicly available information.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Options Risk. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets and even a well conceived transaction may be unsuccessful because of market behavior or unexpected events. Options may be volatile and there can no assurance that a liquid secondary market will exist for any particular option at any particular time, even if the contract is traded on an exchange. Exchanges made halt trading in options thereby making it impossible for the Fund to enter into or close out option positions and impairing the Fund’s access to assets held to cover such options positions. The Fund may also be at risk that counterparties entering into an option transaction will not fulfill their obligations, particularly when the Fund utilizes over-the counter options.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs), interest-only (IO)

32	J.P. MORGAN INCOME FUNDS

and principal-only (PO) stripped mortgage-backed securities are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Short Selling Risk. The Fund may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not be able to borrow a security it wants to sell short and/or may have to sell long positions at disadvantageous times to cover its short positions. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. In addition, the Fund may enter into mortgage TBAs which do not involve borrowing securities but are subject to leverage risks as described under “Derivative Risks”.

Investment Company Risk. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of an other investment company.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.” The Fund may focus its investments in a single country or small group of countries and be subject to greater volatility than a more geographically diversified fund.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

ETF Risk. The Fund may invest in shares of other investment companies, including common shares and preferred shares of closed end funds. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The price movement of an ETF may not track the underlying index and may result in a loss.

Municipal Securities Risk. The risk of a municipal security generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose.

Inflation-Linked Security Risk. Unlike conventional bonds, the principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., CPI-U).

There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares for the past one calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Barclays Capital U.S. Universal Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, Strategic Income Opportunities Custom Benchmark, a custom benchmark which comprises unmanaged indexes, and the Lipper Multi-Sector Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

JULY 1, 2010	33

JPMorgan Strategic Income Opportunities Fund (continued)

Best Quarter	2nd quarter, 2009	10.12%
Worst Quarter	1st quarter, 2009	–1.03%

The Fund’s year-to-date return through 3/31/10 was 1.46%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For the period ended December 31, 2009)
	Past 1 Year	Life of Fund (since 10/10/08)
SELECT CLASS SHARES
Return Before Taxes	19.06%	19.26%
Return After Taxes on Distributions	17.30	16.97
Return After Taxes on Distributions and Sale of Fund Shares	12.32	15.00
CLASS A SHARES
Return Before Taxes	14.18	15.23
CLASS C SHARES
Return Before Taxes	17.22	18.41
BARCLAYS CAPITAL U.S. UNIVERSAL INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	8.60	13.33
BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.21	0.19
STRATEGIC INCOME OPPORTUNITIES CUSTOM BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	18.83	18.52
LIPPER MULTI-SECTOR INCOME FUNDS INDEX
(Reflects No Deduction for Taxes)	29.81	30.96

After-tax returns are shown for only the Select Class Shares and after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
William Eigen	2008	Managing Director
Timothy N. Neumann	2009	Managing Director
Jarred Sherman	2009	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

34	J.P. MORGAN INCOME FUNDS

JPMorgan Mortgage-Backed Securities Fund

Class/Ticker: A/OMBAX; Select/OMBIX

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Select Class
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	3.75%	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Select Class
Management Fees	0.35%	0.35%
Distribution (Rule 12b-1) Fees	0.25	NONE
Other Expenses	0.39	0.39
Shareholder Service Fees	0.25	0.25
Remainder of Other Expenses	0.14	0.14

Acquired Fund Fees and Expenses	0.01	0.01

Total Annual Fund Operating Expenses[1]	1.00	0.75
Fee Waivers and Expense Reimbursements[1]	(0.34)	(0.34)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.66	0.41

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.65% and 0.40% of the average daily net assets of Class A and Select Class Shares, respectively. This contract continues through 6/30/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	440	649	875	1,524
SELECT CLASS SHARES ($)	42	206	383	898

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	440	649	875	1,524
SELECT CLASS SHARES ($)	42	206	383	898

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which the adviser determines to be of comparable quality. As part of its principal investment strategy, the Fund may invest in securities issued or guaranteed by U.S. government agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) or non-governmental securities, commercial mortgage securities, collateralized mortgage

JULY 1, 2010	35

JPMorgan Mortgage-Backed Securities Fund (continued)

obligations and other securities representing an interest in or secured by mortgages. The Fund may invest a significant portion or all of its assets in mortgage-backed securities in the adviser’s discretion. The Fund expects to invest no more than 10% of its assets in sub-prime mortgage-related securities at the time of purchase. All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities.

Under normal circumstances, the Fund invests at least 80% of its Assets in mortgage-backed securities. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. As a matter of fundamental policy, at least 65% of the Fund’s total assets will consist of bonds.

The Fund’s average weighted maturity will normally range between two and ten years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-back, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (weighted average life).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, and swaps as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs), interest-only (IO) and principal-only (PO) stripped mortgage-backed securities are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Foreign Issuer Risks. U.S. dollar denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issuers facing issues in such foreign countries.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet

36	J.P. MORGAN INCOME FUNDS

redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Barclays Capital U.S. MBS Index and the Lipper U.S. Mortgage Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Select Class Shares in the bar chart and the historical performance in the table for Select Class and Class A Shares before the Fund commenced operations includes the performance of a common trust fund as adjusted to reflect the contractual expenses associated with the Fund. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	4th quarter, 2000	4.84%
Worst Quarter	2nd quarter, 2004	–1.28%

The Fund’s year-to-date total return through 3/31/10 was 2.35%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2009)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	14.77%	6.10%	6.99%
Return After Taxes on Distributions	11.79	4.06	4.92
Return After Taxes on Distributions and Sale of Fund Shares	9.49	3.99	4.76
CLASS A SHARES
Return Before Taxes	10.18	5.04	6.34
BARCLAYS CAPITAL U.S. MBS INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.89	5.78	6.46
LIPPER U.S. MORTGAGE FUNDS INDEX
(Reflects No Deduction for Taxes)	9.20	4.60	5.48

After-tax returns are shown for only the Select Class Shares and after-tax returns for other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

JULY 1, 2010	37

JPMorgan Mortgage-Backed Securities Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Douglas Swanson	2000	Managing Director
Michael Sais	2005	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A Shares
To establish an account	$10,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

38	J.P. MORGAN INCOME FUNDS

JPMorgan Government Bond Fund

Class/Ticker:

A/OGGAX; B/OGGBX; C/OGVCX; Select/HLGAX

What is the goal of the Fund?

The Fund seeks a high level of current income with liquidity and safety of principal.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	3.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.30%	0.30%	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.48	0.48	0.48	0.48
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.23	0.23	0.23	0.23

Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses[1]	1.04	1.54	1.54	0.79
Fee Waivers and Expense Reimbursements[1]	(0.28)	(0.05)	(0.05)	(0.23)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.76	1.49	1.49	0.56

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%, 1.48%, 1.48% and 0.55% of the average daily net assets of Class A, Class B, Class C and Select Class Shares, respectively. This contract continues through 6/30/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	450	667	901	1,574
CLASS B SHARES ($)	652	782	1,035	1,696
CLASS C SHARES ($)	252	482	835	1,830
SELECT CLASS SHARES ($)	57	229	416	956

JULY 1, 2010	39

JPMorgan Government Bond Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	450	667	901	1,574
CLASS B SHARES ($)	152	482	835	1,696
CLASS C SHARES ($)	152	482	835	1,830
SELECT CLASS SHARES ($)	57	229	416	956

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund principally invests in securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund may also invest in securities which are guaranteed by the U.S. government and its agencies and instrumentalities so long as such securities are backed by the full faith and credit of the United States.

The Fund mainly invests in government bonds with intermediate to long remaining maturities. These include U.S. mortgage-backed securities, including those issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). Mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), mortgage pass-though securities, and stripped mortgage backed securities (interest-only or principal-only). The Fund may invest a significant portion or all of its assets in mortgage-backed securities in the adviser’s discretion.

Under normal circumstances, the Fund will invest at least 80% of its Assets in government bonds including bonds issued or guaranteed by the U.S. government and its agencies and instrumentalities. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

The Fund’s average weighted maturity will ordinarily range between three and 15 years, taking into account expected prepayment of principal on certain investments. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (weighted average life).

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, and swaps as tools in the management of portfolio assets. The Fund may use such derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no

40	J.P. MORGAN INCOME FUNDS

assurance can be given that the U.S. government would provide financial support.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs), interest-only (IO) and principal-only (PO) stripped mortgage-backed securities are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Barclays Capital U.S. Government Bond Index and the Lipper General U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	4th quarter, 2008	5.94%
Worst Quarter	2nd quarter, 2004	–2.58%

The Fund’s year-to-date total return through 3/31/10 was 1.68%.

JULY 1, 2010	41

JPMorgan Government Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2009)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	2.07%	5.08%	6.29%
Return After Taxes on Distributions	0.61	3.40	4.36
Return After Taxes on Distributions and Sale of Fund Shares	1.34	3.35	4.23
CLASS A SHARES
Return Before Taxes	(1.92)	4.04	5.63
CLASS B SHARES
Return Before Taxes	(3.85)	3.73	5.46
CLASS C SHARES
Return Before Taxes	0.18	4.09	5.30
BARCLAYS CAPITAL U.S. GOVERNMENT BOND INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(2.20)	4.87	6.17
LIPPER GENERAL U.S. GOVERNMENT FUNDS INDEX
(Reflects No Deduction for Taxes)	3.30	4.28	5.46

After-tax returns are shown for only the Select Class Shares and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Michael Sais	1996	Managing Director
Scott Grimshaw	2005	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

42	J.P. MORGAN INCOME FUNDS

JPMorgan Real Return Fund

Class/Ticker: A/RRNAX; C/RRNCX; Select/RRNSX

What is the goal of the Fund?

The Fund seeks to maximize inflation protected return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.35%	0.35%	0.35%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.53	0.51	0.59
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.28	0.26	0.34

Total Annual Fund Operating Expenses[1]	1.13	1.61	0.94
Fee Waivers and Expense Reimbursements[1]	(0.38)	(0.21)	(0.34)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.75	1.40	0.60

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%, 1.40% and 0.60% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. This contract continues through 6/30/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	449	684	939	1,665
CLASS C SHARES ($)	243	488	856	1,893
SELECT CLASS SHARES ($)	61	266	487	1,124

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	449	684	939	1,665
CLASS C SHARES ($)	143	488	856	1,893
SELECT CLASS SHARES ($)	61	266	487	1,124

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

What are the Fund’s main investment strategies?

As part of its principal investment strategy, the Fund invests in a portfolio of inflation-linked securities and inflation and non-inflation linked derivatives. “Real Return” means total return less the actual rate of inflation. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and

JULY 1, 2010	43

JPMorgan Real Return Fund (continued)

instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund also invests in inflation-linked debt securities issued by other entities such as corporations, foreign governments and other foreign issuers.

Unlike conventional bonds, the principal or interest of inflation-linked securities is adjusted periodically to a specified rate of inflation. In seeking inflation protected return, the Fund will utilize conventional fixed income strategies including duration management; credit, sector, and yield curve management; and relative value trading. Further, the Fund will actively manage the inflation protection components using a variety of strategies and tools. These will be primarily U.S. and foreign government inflation-linked securities and inflation-based derivatives.

Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may also use futures contracts, options, and swaps as tools in the management of portfolio assets. The Fund may use derivatives to provide inflation-protection, maintain interest rate, sector and yield curve exposure, hedge various investments and for risk management purposes and to increase income and gain to the Fund.

The Fund will invest primarily in securities that, at the time of purchase, are rated as investment grade. Up to 10% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds) or the unrated equivalent.

Up to 30% of the Fund’s total assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries and emerging markets. The Fund typically hedges 70% of its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so.

The Fund also may invest in non-inflation linked government bonds, global government securities, mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, corporate bonds, dollar denominated foreign securities, non-dollar denominated securities, commodity related instruments and real estate securities, that the adviser believes will maximize total return, with respect to both income and capital gain.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Inflation-Linked Security Risk. Unlike conventional bonds, the principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., Consumer Price Index for All Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.” The Fund may focus its investments in a single country or small group of countries and be subject to greater volatility than a more geographically diversified fund.

44	J.P. MORGAN INCOME FUNDS

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Yield Securities Risk. The Fund may invest in securities that are issued by companies that are highly leveraged, less credit-worthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity.

Swap Agreement Risk. Swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs), interest-only (IO) and principal-only (PO) stripped mortgage-backed securities are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Short Selling Risk. The Fund may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not be able to borrow a security it wants to sell short and/or may have to sell long positions at disadvantageous times to cover its short positions. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. In addition, the Fund may enter into mortgage TBAs which do not involve borrowing securities but are subject to leverage risks as described under “Derivative Risks”.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past four calendar years. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Barclays Capital U.S. TIPS Index and the Lipper Treasury Inflation-Protected Securities Funds Index, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

JULY 1, 2010	45

JPMorgan Real Return Fund (continued)

Best Quarter	1st quarter, 2009	4.66%
Worst Quarter	3rd quarter, 2008	–4.08%

The Fund’s year-to-date total return through 3/31/10 was 0.24%.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2009)
	Past 1 Year	Life of Fund 9/1/05
SELECT CLASS SHARES
Return Before Taxes	10.21%	2.79%
Return After Taxes on Distributions	8.82	1.23
Return After Taxes on Distributions and Sale of Fund Shares	6.60	1.46
CLASS A SHARES
Return Before Taxes	5.80	1.62
CLASS C SHARES
Return Before Taxes	8.38	2.01
BARCLAYS CAPITAL U.S. TIPS INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	11.41	4.81
LIPPER TREASURY INFLATION-PROTECTED SECURITIES FUNDS INDEX
(Reflects No Deduction for Taxes)	11.75	3.90

After-tax returns are shown for only the Select Class Shares and after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Steve Lear	2009	Managing Director
Donald Clemmenson	2008	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

46	J.P. MORGAN INCOME FUNDS

JPMorgan High Yield Fund

(formerly JPMorgan High Yield Bond Fund)

Class/Ticker:

A/OHYAX; B/OGHBX; C/OGHCX; Select/OHYFX

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	3.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.42	0.42	0.43	0.43
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.17	0.17	0.18	0.18

Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses[1]	1.33	1.83	1.84	1.09
Fee Waivers and Expense Reimbursements[1]	(0.17)	(0.02)	(0.03)	(0.18)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.16	1.81	1.81	0.91

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.15%, 1.80%, 1.80% and 0.90% of the average daily net assets of Class A, Class B, Class C and Select Class Shares, respectively. This contract continues through 6/30/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	489	764	1,061	1,902
CLASS B SHARES ($)	684	874	1,188	2,016
CLASS C SHARES ($)	284	576	993	2,156
SELECT CLASS SHARES ($)	93	329	583	1,313

JULY 1, 2010	47

JPMorgan High Yield Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	489	764	1,061	1,902
CLASS B SHARES ($)	184	574	988	2,016
CLASS C SHARES ($)	184	576	993	2,156
SELECT CLASS SHARES ($)	93	329	583	1,313

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations and assignments and commitments to purchase loan assignments.

Under normal circumstances, the Fund invests at least of 80% of its Assets in bonds, other debt securities, loan assignments and participations (Loans), commitments to purchase loan assignments (Unfunded Commitments) and preferred stocks that are rated below investment grade or unrated. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

Up to 20% of the Fund’s total assets may be invested in other securities, including investment grade securities. The Fund’s average weighted maturity ordinarily will range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. The Fund may have a longer or shorter average weighted maturity under certain market conditions.

The Fund may invest no more than 30% of its net assets in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets.

The Fund may invest up to 100% of the Fund’s total assets in below investment grade or unrated securities. Such securities are also known as “junk bonds,” “high yield bonds” and “non-

investment grade bonds.” Such securities may include so called “distressed debt” (i.e., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics). All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation, government or its agencies and instrumentalities.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, and swaps as tools in the management of portfolio assets. The Fund may use such derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The adviser focuses on value in buying and selling securities for the Fund by looking at individual securities against the context of broader market factors. For each issuer, the adviser performs an in-depth analysis of the issuer including business prospects, management, capital requirements, capital structure, enterprise value and security structure and covenants. In addition, the adviser monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund’s investments that are considered to be the most risky.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

High Yield Securities and Loan Risks. The Fund may invest in securities including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity. Loans are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, and lack of publicly available information.

Smaller Company Risk. Investments in smaller cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller cap companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a

48	J.P. MORGAN INCOME FUNDS

company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Foreign Issuer Risks. U.S. dollar denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such foreign countries.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the

Fund’s Select Class Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Barclays Capital U.S. Corporate High Yield—2% Issuer Capped Index and the Lipper High Current Yield Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. Effective September 14, 2009, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

Best Quarter	2nd quarter, 2009	17.64%
Worst Quarter	4th quarter, 2008	–16.06%

The Fund’s year-to-date total return through 3/31/10 was 4.50%.

JULY 1, 2010	49

JPMorgan High Yield Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2009)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	48.45%	6.43%	6.78%
Return After Taxes on Distributions	44.17	3.45	3.52
Return After Taxes on Distributions and Sale of Fund Shares	31.08	3.69	3.73
CLASS A SHARES
Return Before Taxes	42.50	5.37	6.10
CLASS B SHARES
Return Before Taxes	42.00	5.15	5.95
CLASS C SHARES
Return Before Taxes	46.08	5.49	5.82
BARCLAYS CAPITAL U.S. CORPORATE HIGH YIELD — 2% ISSUER CAPPED INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	58.76	6.49	6.87
LIPPER HIGH CURRENT YIELD FUNDS INDEX
(Reflects No Deduction for Taxes)	49.49	4.27	4.13

After-tax returns are shown for only the Select Class Shares and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
William J. Morgan	1998	Managing Director
James P. Shanahan	1998	Managing Director
James Gibson	2007	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

50	J.P. MORGAN INCOME FUNDS

JPMorgan Emerging Markets Debt Fund

Class/Ticker: A/JEDAX; C/JEDCX; Select/JEMDX

What is the goal of the Fund?

The Fund’s goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.70%	0.70%	0.70%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.75	0.75	0.74
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.50	0.50	0.49

Acquired Fund Fees and Expenses	0.01	0.01	0.01

Total Annual Fund Operating Expenses[1]	1.71	2.21	1.45
Fee Waivers and Expense Reimbursements[1]	(0.45)	(0.45)	(0.44)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.26	1.76	1.01
1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25%, 1.75% and 1.00% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. This contract continues through 6/30/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	499	851	1,228	2,283
CLASS C SHARES ($)	279	648	1,144	2,509
SELECT CLASS SHARES ($)	103	415	750	1,697

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	499	851	1,228	2,283
CLASS C SHARES ($)	179	648	1,144	2,509
SELECT CLASS SHARES ($)	103	415	750	1,697

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 124% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. “Assets” means net assets, plus the amount of borrowings for

JULY 1, 2010	51

JPMorgan Emerging Markets Debt Fund (continued)

investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions.

These securities may be of any maturity and quality, but under normal market conditions the Fund’s duration will generally be similar to that of the J.P. Morgan Emerging Markets Bond Index Global. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of May 28, 2010, the J.P. Morgan Emerging Markets Bond Index Global duration was 6.81, although the duration will likely vary in the future. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, and forward foreign currency contracts to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of such derivatives, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may engage in short sales.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

This Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.” The Fund may focus its investments in a single country or small group of countries and be subject to greater volatility than a more geographically diversified fund.

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

52	J.P. MORGAN INCOME FUNDS

High Yield Securities Risk. The Fund may invest in securities that are issued by companies that are highly leveraged, less credit-worthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity.

Short Selling Risk. The Fund may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not be able to borrow a security it wants to sell short and/or may have to sell long positions at disadvantageous times to cover its short positions. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. In addition, the Fund may enter into mortgage TBAs which do not involve borrowing securities but are subject to leverage risks as described under “Derivative Risks”.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economics results of those issuing the securities.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for each of the last ten calendar years. The table shows average annual total returns for the past one year, five years and ten years. It compares that performance to the J.P. Morgan Emerging Markets Bond Index Global and the Lipper Emerging

Markets Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Select Class Shares prior to their inception includes the performance of the only class of shares of the Fund that operated in a master-feeder structure. The performance in the table for Class A and Class C Shares is based on the performance of Select Class Shares prior to the inception of the Class A and Class C Shares. The actual returns of Class A and Class C Shares would have been lower because each of these classes has higher expenses than Select Class Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	17.09%
Worst Quarter	4th quarter, 2008	–18.46%

The Fund’s year-to-date total return through 3/31/10 was 4.91%.

JULY 1, 2010	53

JPMorgan Emerging Markets Debt Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2009)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	41.40%	6.35%	10.47%
Return After Taxes on Distributions	38.38	3.41	6.81
Return After Taxes on Distributions and Sale of Fund Shares	26.64	3.88	6.97
CLASS A SHARES
Return Before Taxes	35.97	5.35	9.96
CLASS C SHARES
Return Before Taxes	39.42	5.80	10.19
J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL
(Reflects No Deduction for Fees,
Expenses or Taxes)	28.19	8.11	10.52
LIPPER EMERGING MARKETS DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	74.25	13.48	8.97

After-tax returns are shown for only the Select Class Shares and after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Pierre-Yves Bareau	2009	Managing Director
Matias Silvani	2010	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

54	J.P. MORGAN INCOME FUNDS

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Each of the Funds described in this prospectus is managed by JPMIM. The principal types of securities and the main strategies that each Fund currently anticipates using are summarized in its Risk/Return Summary. The Funds may utilize these investments and strategies to a greater or lesser degree in the future.

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

Credit Quality. Some of the Funds limit their investments to investment grade securities or the unrated equivalent while others may invest in below investment grade securities (also known as junk bonds). Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s Investors Services Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Ratings (Fitch), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or are unrated but deemed by the adviser to be of comparable quality. A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by S&P and Ba or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.

As indicated in the risk/return summaries, some of the Funds may invest in “sub-prime” mortgage-related securities. “Sub-prime” loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk for default. In generally, these borrowers have impaired or limited credit history.

Average Weighted Maturity. Some of the Funds have policies with respect to average weighted maturity as described in the risk/return summaries. Such Funds may have a longer or shorter average weighted maturity under certain market conditions. In addition, such Funds may shorten or lengthen their average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities of the individual bonds in the Fund calculated so as to count most heavily those securities with the highest dollar value). Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal which can shorten the average weighted maturity of a Fund. Therefore, in the case of a Fund which holds mortgage-backed securities, asset backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

Limited Duration Bond Fund

For purposes of the Fund’s policy to invest 80% of its assets in bonds under normal circumstances, a “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund seeks to maintain a duration of three years or less, although, under certain market conditions, the Fund’s duration may be longer than three years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a “duration of three years” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). Information concerning the Fund’s duration can be found at www.jpmorganfunds.com.

The Fund seeks to implement its duration strategy through the purchase of a portfolio of short-term securities. A “portfolio of short-term securities”, under normal market conditions, will have a weighted average life of three years or less at the time of investment, although, under certain market conditions, may be longer than three years. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

Treasury & Agency Fund

For purposes of the Fund’s policy to invest 80% of its Assets in treasury and agency obligations under normal circumstances, “treasury and agency obligations” include U.S. Treasury bills, notes and other obligations issued or guaranteed by U.S. government agencies and instrumentalities, including STRIPS, CUBES and TIPS.

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Unlike conventional bonds, the principal or interest of inflation-linked securities is adjusted periodically to a specified rate of inflation. For example, the principal amount of TIPS is adjusted periodically for inflation using the CPI-U.

The Fund may invest in securities guaranteed by, or certain securities collateralized by, the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP) announced on October 14, 2008 and securities Issued under similar programs by the U.S. government, its agencies and instrumentalities. Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on certain debt issued by private entities.

The Fund may engage in securities lending.

WHAT IS SECURITIES LENDING?
Securities lending involves the loan of securities to borrowers in exchange for cash collateral which the Fund may reinvest. During the term of the loan, the Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Fund is required to return the cash collateral to the borrower plus an agreed upon rebate. Securities lending is not a principal strategy of the Funds.

Short Duration Bond Fund

For purposes of the Fund’s policy to invest 80% of its Assets in bonds under normal circumstances, a “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s net assets may be invested in preferred stock.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

The Fund may engage in securities lending.

Short Term Bond Fund II

For purposes of the Fund’s policy to invest 80% of its Assets in debt securities under normal circumstances, “debt securities”

are securities with a maturity of 90 days or more at the time of its issuance including securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations and private placements and money market instruments.

The securities purchased by the Fund may be of any maturity, but under normal market conditions the Fund’s duration will range between one and three years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

Core Bond Fund

For purposes of the Fund’s fundamental policy to invest at least 80% of its Assets in bonds, a “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

The Fund may engage in securities lending.

Core Plus Bond Fund

For purposes of the Fund’s fundamental policy to invest at least 80% of its assets in bonds, a “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

56	J.P. MORGAN INCOME FUNDS

The Fund may invest in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

Foreign securities are issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States, including securities from issuers in countries whose economies are less developed (emerging markets). The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of forward foreign currency contracts. In addition to hedging non-dollar investments, the Fund may also use derivatives to increase income or gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may engage in securities lending.

The adviser allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. The Fund’s allocations will be reviewed and rebalanced periodically, if appropriate. Individual portfolio managers will be responsible for day-to-day investment management decisions on the assets that are allocated to their respective sleeves; provided, however, the remaining credit of the portfolio, excluding distressed debt, will be managed across the ratings continuum. In buying and selling investments for the Fund, the adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, currency risk, and the complex legal and technical structure of the transactions. With respect to the high yield portion of the Fund, the adviser focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors.

Total Return Fund

Under normal circumstances, 65% of the Fund’s net assets will be invested in securities that, at the time of purchase, are rated investment-grade. Up to 35% of the Fund’s net assets may be invested in securities rated below investment grade (junk bonds) including so called “distressed debt” (e.g., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics). The Fund may also invest in securities that are unrated but are deemed by the adviser to be of comparable quality. The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in adjustable rate mortgage loans, collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, and forward contracts to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. Swaps include credit default swaps, interest rate swaps, and price lock swaps.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

Up to 35% of the Fund’s total assets may be invested in foreign securities, including emerging markets debt securities and debt securities denominated in foreign currencies. Investments may be issued or guaranteed by a wide variety of entities including governments and their agencies and instrumentalities, corporations, financial institutions and supranational organizations. The Fund typically will seek to hedge approximately 70% of its non-dollar investments back to the U.S. dollar, through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. The Fund may also invest in inflation-linked debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities such as TIPS or issued by other entities such as corporations, foreign governments and other foreign issuers.

The Fund may invest in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans, but may also include secured and unsecured loans, second lien loans or more junior and bridge loans. Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will

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have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

The Fund may invest any portion of its total assets in cash and cash equivalents. See Temporary Defensive and Cash Positions for a definition of “Cash Equivalents.”

The Fund may engage in short sales.

Strategic Income Opportunities Fund

The Fund may invest up to 100% of its total assets in securities that are rated below investment grade (junk bonds) Securities rated below investment grade may include so called “distressed debt” (i.e., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics). Although the Fund may invest up to 100% of its total assets in junk bonds if deemed advantageous by the adviser given current market conditions at the time of investment, the Fund will generally invest at least 25% of the Fund’s total assets in securities that, at the time of purchase, are rated investment grade or better or the unrated equivalent.

The adviser uses the following six strategy/sector allocations in managing the Fund: Rates Management, Credit Securities, Relative Value Strategies, Foreign and Emerging Market Securities, Non-Traditional Income, and Cash.

In buying and selling investments for the Fund, the adviser uses both security selection and derivatives to adjust allocations among each of the above strategies/sectors with an absolute return orientation. For each strategy/sector, sector specialists provide security research and recommendations to the lead portfolio managers. The Fund’s investments will not necessarily be allocated among all six strategies/sectors at any given time. Rather, the Fund uses a flexible asset allocation approach that permits the adviser to invest in a single strategy/sector or only a few strategies/sectors, consistent with the limitations identified above. Due to the Fund’s flexible allocation approach, the Fund’s risk exposure may vary and a risk associated with an individual strategy/sector may become more pronounced when the Fund utilizes a single strategy/sector or only a few strategies/sectors.

The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may also use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities. The Fund may also invest in asset-backed securities and structured investments.

The Fund may invest in a broad variety of securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may engage in short sales.

The Fund may invest in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. The Fund may also originate loans, in which the Fund would lend money directly to an obligor by investing in limited liability companies or corporations that make loans directly to obligors.

The Fund may invest in ETFs in order to gain exposure to particular foreign markets or asset classes. The ETFs in which the Fund will invest are registered investment companies that seek to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. Ordinarily, the Fund must limit its investments in any single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. However, the SEC has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations. If the Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs, although ordinarily the Fund will limit its investments to no more than 10% of its total assets in a single ETF.

The Fund may invest in common shares or preferred shares of unaffiliated closed-end funds. The Fund will limit its investments in a single closed-end fund to 5% of its total assets and

58	J.P. MORGAN INCOME FUNDS

in all registered investment companies including closed-end funds (other than money market funds) to 10% of its total assets. The Fund may invest any portion of its total assets in cash and cash equivalents. See Temporary Defensive and Cash Positions.

Mortgage-Backed Securities Fund

For purposes of the policy that at least 65% of the Fund’s total assets will consist of bonds, a “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, asset-backed securities, taxable or tax-exempt municipal securities and corporate debt securities.

The Fund may engage in securities lending.

Government Bond Fund

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. The Fund may also invest in securities which are guaranteed by the U.S. government and its agencies and instrumentalities so long as such securities are backed by the full faith and credit of the United States. Such securities include, without limitation, securities guaranteed by the FDIC under its TLGP, which guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on certain debt issued by private entities.

The Fund mainly invests in government bonds as defined below with intermediate to long remaining maturities. These include mortgage-backed securities, including those issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. The Fund may invest a significant portion or all of its assets in mortgage-backed securities in the adviser’s discretion.

For purposes of the Fund’s policy to invest at least 80% of its assets in government bonds under normal circumstances, a “government bond” is a debt instrument with a maturity of 90 days or more at the time of its issuance and with principal and interest guaranteed by the U.S. government and its agencies and instrumentalities, as well as stripped government securities and mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, and collateralized mortgage obligations. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

The Fund may engage in securities lending.

Real Return Fund

Unlike conventional bonds, the principal or interest of inflation-linked securities is adjusted periodically to a specified rate of inflation. For example, the principal amount of TIPS is adjusted periodically for inflation using the CPI-U. Inflation-linked securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The Fund will utilize conventional fixed income strategies including duration management; credit, sector, and yield curve management; and relative value trading. Further, the Fund will actively manage the inflation protection components using a variety of strategies and tools. These will be primarily U.S. and foreign government inflation-linked securities and inflation-based derivatives.

The Fund may engage in short sales.

High Yield Fund

Under normal circumstances, the Fund invests at least of 80% of its Assets in bonds, other debt securities, loan assignments and participations (Loans), commitments to purchase loan assignments (Unfunded Commitments) and preferred stocks that are rated below investment grade or unrated. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund may invest no more than 30% of its net assets in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

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The Fund may engage in securities lending.

Emerging Markets Debt Fund

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund may engage in short sales.

The Fund is managed with a focus on “weighted spread-duration” versus the J.P. Morgan Emerging Markets Bond Index Global. Spread duration is a measure of expected price sensitivity to changes in the market spreads. The adviser overweight spread durations versus the Fund’s index in countries that the adviser believes will outperform in the index and will underweight spread durations in countries that the adviser believes will underperform the index. The J.P. Morgan Emerging Markets Bond Index Global is a broad-based, unmanaged index which tracks total returns for U.S. dollar-denominated debt securities issued by emerging market sovereign and quasi-sovereign entities such as; Brady bonds, loans, and Eurobonds. The index is administered by JPMorgan Securities, Inc., an affiliate of the adviser.

FUNDAMENTAL POLICIES
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for the Limited Duration Bond Fund, Treasury & Agency Fund, Short Duration Bond Fund, Short Term Bond Fund II, Core Bond Fund, Core Plus Bond Fund, Mortgage-Backed Securities Fund, Government Bond Fund, and High Yield Fund are fundamental. The investment objective for the remaining Funds can be changed without the consent of a majority of the outstanding shares of that Fund. All other fundamental policies are identified in the Statement of Additional Information.

INVESTMENT RISKS

There can be no assurance that the Funds will achieve their investment objectives.

The main risks associated with investing in the Funds are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Please note that the Funds also may use strategies that are not described herein, but which are described in the “Investment Practices” and “Risk and Reward Elements for the Funds” sections later in the prospectus and in the Statement of Additional Information.

Interest Rate Risk. The Funds invest in debt securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by a Fund. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Funds, except the Government Bond Fund and the Treasury & Agency Fund, may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Asset-backed, mortgage-related and mortgage-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease a fund’s yield and the income available for distribution by a Fund. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is

60	J.P. MORGAN INCOME FUNDS

generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Certain Funds may invest in CMOs. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which a Fund invests may be particularly sensitive to changes in prevailing interest rates. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Derivatives Risk. Certain Funds may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations, including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

Certain of the Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counter-party enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Foreign Securities and Emerging Markets Risks. Certain Funds may invest in securities of foreign issuers denominated in non-U.S. currencies, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Some of the Funds invest in U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of for issuers. Although,

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More About the Funds (continued)

these securities are not subject to all of the risks of foreign and emerging markets securities summarized above, they may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issuers facing issuers in such foreign countries.

Government Securities Risk. Certain Funds invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

High Yield Securities Risk. Some of the Funds may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less credit-worthy or financially distressed. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

As part of its high yield strategy, a Fund may invest in debt securities of smaller, newer companies. The Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their debt securities may be more sudden or erratic than in large capitalization companies, especially over the short term.

Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. A Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Short Selling Risk. Some of the Funds may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, certain Funds may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk.” A Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

62	J.P. MORGAN INCOME FUNDS

Securities Lending Risk. Some of the Funds may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Loan Risk. Some of the Funds may invest in Loans including Loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” and “High Yield Securities Risk.” Although certain Loans are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although each Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans that the Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Fund may be more dependent upon the analytical ability of its adviser.

When a Fund acquires a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations, but not the borrower. As a result, the Fund assumes the credit risk of the seller of the loan participation and any other parties interpositioned between the Fund and the borrower. The Fund may not benefit directly from the collateral supporting the load in which it has purchased the loan participations or assignments.

Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.

Redemption Risk. A Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

CORE PLUS BOND FUND, STRATEGIC INCOME OPPORTUNITIES FUND AND HIGH YIELD FUND

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

CORE PLUS BOND FUND AND STRATEGIC INCOME OPPORTUNITIES FUND

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or

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More About the Funds (continued)

exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

TREASURY & AGENCY FUND AND STRATEGIC INCOME OPPORTUNITIES FUND

Investment Company Risk. The Fund may invest in shares of another investment company. Shareholders may bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

CORE PLUS BOND FUND, REAL RETURN FUND AND EMERGING MARKETS DEBT FUND

Sovereign Debt Risk. The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

EMERGING MARKETS DEBT FUND

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

STRATEGIC INCOME OPPORTUNITIES FUND

Options Risk. There are several risks associated with transactions in options, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, especially when the Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is no assurance that a liquid market will exist for any particular option contract at any particular time even if the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for a Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover its options positions could also be impaired. Although the Fund will attempt to enter into option transactions with creditworthy parties, the Fund may be at risk that the counterparties entering into the option transaction will not fulfill their obligations, particularly when the Fund utilizes over-the-counter options. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more volatile than investing directly in the underlying investment.

Municipal Securities Risk. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal securities may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic

64	J.P. MORGAN INCOME FUNDS

downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

Investment Company and ETF Risk. The Fund may invest in shares of other investment companies, including common shares and preferred shares of closed end funds. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The price movement of an ETF may not track the underlying index and may result in a loss. To the extent that the Fund invests in auction rate preferred shares of closed end funds, such securities are subject to additional risks. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. There may not be a liquid market for the Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

TREASURY & AGENCY FUND

Tax Risk. The Fund may invest in securities whose interest is subject to state and local income taxes, such as the interest on securities guaranteed by the FDIC under its TLGP or securities issued under similar programs in the future. Consult your tax professional for more information.

For more information about risks associated with the types of investments that the Funds purchase, please read the “Risk/ Return Summaries,” the “Risk and Reward Elements for the Funds” and “Investment Practices” section later in the prospectus, and the Statement of Additional Information.

TEMPORARY DEFENSIVE AND CASH POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. In addition, certain Funds may invest in cash and cash equivalents as a principal investment strategy. These investments may result in a lower yield than lower-quality or longer-term investments, and, in the case of Funds that are using such investments for temporary defensive purposes, prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts. While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL HISTORICAL PERFORMANCE INFORMATION

Limited Duration Bond Fund

The historical performance for the Class C Shares in the performance table prior to its inception on 11/1/01 is based on the performance of the Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

Short Duration Bond Fund

The historical performance for the Class C Shares in the performance table prior to its inception on 11/1/01 is based on the performance of the Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

Core Plus Bond Fund

The historical performance for the Class C Shares in the performance table prior to its inception on 5/30/00 is based on the performance of the Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

Mortgage-Backed Securities Fund

The historical performance for the Select Class Shares in the bar chart in “The Fund’s Past Performance” and the historical performance in the table for the Select Class and Class A Shares before the Fund commenced operations on 8/18/00 includes the performance of a common trust fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and

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More About the Funds (continued)

was not subject to the investment restrictions, limitations and diversification requirements imposed by law on the registered mutual fund.

Emerging Market Debt Fund

The historical performance for the Select Class Shares in the bar chart in “The Fund’s Past Performance” and the historical performance in the table for Select Class Shares prior to 9/10/01 includes the performance of the only class of shares of the Fund that operated in a master-feeder structure. The performance in the table for the Class A and Class C Shares before Class A and Class C Shares were launched on 6/30/06 is that of the Select Class Shares of the Fund and have not been adjusted to reflect the difference in fees and sales charges expenses between the classes. The actual returns for the Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

ADDITIONAL INFORMATION CONCERNING STRATEGIC INCOME OPPORTUNITIES

Custom Benchmark

The Strategic Income Opportunities Fund Custom Benchmark is comprised of 33% Barclays Capital Government Bond Index, 33% Merrill Lynch High Yield Master II Index and 33% Barclays Capital Global Aggregate Index (ex-USD).

ADDITIONAL INFORMATION CONCERNING STRATEGIC INCOME OPPORTUNITIES

Fund Expenses

“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets to acquired funds including Institutional Class Shares of JPMorgan Prime Money Market Fund calculated on a daily basis for the fiscal year ended 2/28/10. The JPMorgan Prime Money Market Fund imposes a separate investment advisory fee, administration fee, and shareholder servicing fee. The Fund’s adviser, administrator, and shareholder servicing agent will waive fees charged in an amount equal to the weighted pro rata amount of investment advisory fees, administration fees and shareholder servicing fees charged by the JPMorgan Prime Money Market Fund. For the fiscal year ended 2/28/10, the net expenses of Class A, Class C and Select Class Shares were 1.05%, 1.55% and 0.80%, respectively, taking into account these waivers.

66	J.P. MORGAN INCOME FUNDS

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

Total Return Fund

Strategic Income Opportunities Fund

Real Return Fund

Emerging Market Debt Fund

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

Limited Duration Bond Fund

Treasury & Agency Fund

Short Duration Bond Fund

Core Bond Fund

Core Plus Bond Fund

Mortgage-Backed Securities Fund

Government Bond Fund

High Yield Fund

The Short Term Bond Fund II is a series of J.P. Morgan Mutual Fund Group (JPMMFG), a Massachusetts business trust.

The trustees of each Trust are responsible for overseeing all business activities of their respective Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Funds and makes day-to-day investment decisions for the Funds.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

Prior to 1/1/10, JPMorgan Investment Advisors Inc. (JPMIA) served as investment adviser to each of the JPMT II Funds. Effective 1/1/10, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment adviser to the JPMT II Funds. The appointment of JPMIM did not change the fees or terms of the investment advisory agreement (other than the identity of the investment adviser).

During the most recent fiscal year ended 2/28/10, JPMIM was paid management fees (net of waivers), as shown below (for the time period indicated), as a percentage of average daily net assets:

2/28/2009 through 2/28/2010
Emerging Markets Debt Fund	0.66%
Real Return Fund	0.24
Short Term Bond Fund II	0.20
Strategic Income Opportunities Fund	0.36
Total Return Fund	0.28

1/1/2010 through 2/28/2010
Limited Duration Bond Fund	0.09%
Treasury & Agency Fund	0.07
Short Duration Bond Fund	0.20
Core Bond Fund	0.22
Core Plus Bond Fund	0.26
Mortgage-Backed Securities Fund	0.14
Government Bond Fund	0.29
High Yield Fund	0.61

For the period 3/1/09 through 12/31/09, JPMIA was paid management fees (net of waivers, if any) as show below, as a percentage of average daily net assets:

Limited Duration Bond Fund	0.07%
Treasury & Agency Fund	0.08
Short Duration Bond Fund	0.20
Core Bond Fund	0.24
Core Plus Bond Fund	0.27
Mortgage-Backed Securities Fund	0.15
Government Bond Fund	0.08
High Yield Fund	0.64

A discussion of the basis the Board of Trustees of the Trusts used in reapproving the investment advisory agreement for the Funds is available in the semi-annual report for the period ended August 31.

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of that responsibility, the portfolio managers establish and

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The Funds’ Management and Administration (continued)

monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

Limited Duration Bond Fund and Government Bond Fund

Michael Sais, Managing Director and CFA charterholder, is the lead portfolio manager responsible for the day-to-day management of the Limited Duration Bond Fund and the Government Bond Fund. Mr. Sais is a member of the Taxable Bond Team and has been part of the team responsible for the management of these Funds since 1995 and 1996, respectively. Mr. Sais joined JPMIM or predecessor firms in 1994 as a senior fixed income research analyst. Richard D. Figuly, Vice President, and Gregg F. Hrivnak also participate in the management of the Limited Duration Bond Fund. Mr. Figuly and Mr. Hrivnak began participating in the management of the Limited Duration Bond Fund in June 2005. An employee of JPMIM or predecessor firms since 1993, Mr. Figuly is a member of the Columbus Taxable Bond Team responsible for trading fixed income securities with an emphasis on asset-backed securities. Information on Mr. Hrivnak is described under Short Duration Bond Fund and Short Term Bond Fund II. Mr. Scott E. Grimshaw began participating in the management of the Government Bond Fund in June 2005. Information on Mr. Grimshaw is described under Treasury & Agency Fund.

Short Duration Bond Fund and Short Term Bond Fund II

Gregg F. Hrivnak, Vice President and CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the Short Duration Bond Fund and Short Term Bond Fund II since May 2006 and March 2009, respectively. An employee of JPMIM or predecessor firms since 1989, Mr. Hrivnak has been part of the portfolio management team for this Fund since June 2005 and was previously a fixed income research analyst for the Taxable Bond Team responsible for asset-backed securities. He is currently a portfolio manager and trader on the Columbus Taxable Bond Team. Richard D. Figuly has participated in the management of these Funds since May 2006 and March 2009, respectively. Information on Mr. Figuly is described under Limited Duration Bond Fund.

Core Bond Fund and Mortgage-Backed Securities Fund

Douglas Swanson, Managing Director, is the lead portfolio manager responsible for the day-to-day management of the Core Bond Fund and the Mortgage-Backed Securities Fund. An employee of JPMIM or predecessor firms since 1983,

Mr. Swan-son has led the team responsible for the management of the Core Bond Fund since 1991 and the Mortgage-Backed Securities Fund, since its inception. Christopher Nauseda, Vice President, began participating in the management of the Core Bond Fund in May 2006. An employee of JPMIM or predecessor firms since 1982, Mr. Nauseda also serves as the manager for numerous institutional accounts and assists with JPMorgan mutual funds. Mr. Michael Sais has participated in the management of the Mortgage-Backed Securities Fund since June 2005. Information on Mr. Sais is described under Limited Duration Bond Fund and Government Bond Fund.

Core Plus Bond Fund

The portfolio management team for the Core Plus Bond Fund is led by Gary J. Madich, Managing Director and CFA charter-holder, who is responsible for the overall allocation of the Fund. In addition to Mr. Madich, the four members of the portfolio management team with the most significant responsibility for day-to-day management of the Fund are Mark M. Jackson, Vice President and CFA charterholder, Frederick A. Sabetta, Vice President and CFA charterholder, Richard Figuly, Vice President, and Duane Huff, Vice President. The team also includes additional portfolio managers who make day-to-day decisions concerning all alternative strategies such as emerging market debt. Mr. Madich has been the lead portfolio manager of the Fund since December 2006. Mr. Madich is the Chief Investment Officer for the Columbus Fixed Income Securities Group responsible for overseeing all fixed income investment management, including taxable and tax-free portfolio management, high net worth accounts, institutional accounts, mutual funds, and fixed income research and trading. An employee of JPMIM or predecessor firms since 1995, he is a member of JPMorgan Asset Management’s Americas Executive Committee and serves as chairman of the Columbus Fixed Income Policy and Asset Allocation Committees. Mr. Jackson is a Fixed Income Portfolio Manager for the Taxable Bond Team, responsible for managing taxable bond portfolios for institutional clients and the Fund. Mr. Jackson has been part of the team responsible for management of the Fund since 1996 and has been employed by JPMIM or predecessor firms since 1996. Mr. Sabetta has managed private placement investments since 1983. He is the portfolio manager for the BB/B high yield assets managed by one of the high yield teams. Mr. Sabetta has been part of the team responsible for management of the Fund since December 2006 and an employee of JPMIM or predecessor firms since March 2003. Mr. Figuly became part of the team responsible for management of the Fund in May 2006. Information on Mr. Figuly is described under Limited Duration Bond Fund. Mr. Huff was part of the portfolio management team for the Fund from November 2004 until February 2007 and rejoined the portfolio management team in June 2009. An employee of JPMIM or predecessor firms since 1996, Mr. Huff is

68	J.P. MORGAN INCOME FUNDS

a senior portfolio manager within the Columbus Fixed Income Team. In this role, Mr. Huff is responsible for managing diversified strategies, such as Core Plus and is a member of the Asset Allocation Committee. Mr. Huff previously served as a portfolio manager within the International Fixed Income Group, overseeing global aggregate and global bond strategies for mutual funds and segregated clients.

Total Return Fund

William Eigen, Managing Director and CFA charterholder, is the lead portfolio manager who has been responsible for the day-today management of the Fund since inception. Mr. Eigen has been an employee of JPMIM since April 2008 and is currently the head of Absolute Return and Opportunistic strategies. In addition to his role as a portfolio manager for the Fund, he has also served as portfolio manager for Highbridge Capital Management, LLC (“Highbridge”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase, since August 2005. Prior to his position with Highbridge, Mr. Eigen served as an analyst and lead portfolio manager at Fidelity Investments from 1994 to 2005 where he was responsible for managing multi-sector income strategies.

Strategic Income Opportunities Fund

William Eigen, Managing Director and CFA charterholder, is the lead portfolio manager who has been primarily responsible for the day-to-day management of the Fund since its inception. In his role as lead portfolio manager for the Fund, he is responsible for establishing and monitoring the strategy allocation for the Fund within and among sectors and utilizing the research and insight of dedicated sector specialists in making day-to-day decisions regarding securities to be bought or sold by the Fund. Information on Mr. Eigen is described under the Total Return Fund.

Timothy Neumann, Managing Director and CFA charterholder, and Jarred A. Sherman, Vice President and CFA charterholder, are co-managers of the Fund since 2009. The co-managers work closely with the lead portfolio manager to oversee the day-to-day operations of the Fund. Mr. Neumann is an employee of JPMIM since 1997, and Mr. Sherman since 1999. Both work with Mr. Eigen on Absolute Return and Opportunistic strategies.

Treasury & Agency Fund

Mr. Scott E. Grimshaw, Vice President and CFA charterholder, is the portfolio manager of the Treasury & Agency Fund and part of the Taxable Bond Team. He is also responsible for the government sector and has been part of the team responsible for management of the Fund since 1996. Peter D. Simons, Vice President and CFA charterholder, has also participated in the management of the Fund since 2005. An employee of JPMIM or predecessor firms since 2001, Mr. Simons is a fixed income portfolio manager for the Columbus Taxable Bond Team responsible for managing taxable bond portfolios for institutional clients.

High Yield Fund

The portfolio management team for the High Yield Fund is comprised of William J. Morgan, Managing Director and James P. Shanahan, Managing Director. Mr. Morgan and Mr. Shanahan have been part of the team responsible for management of the Fund since inception. Mr. Morgan is a high yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. An employee of JPMIM or predecessor firms since 1998, Mr. Morgan has worked in the high yield investment industry since 1982. An employee of JPMIM or predecessor firms since 1998, Mr. Shanahan is a high yield co-portfolio manager for general high yield mandates, responsible for distressed and special situation investments, and CBO portfolios. James E. Gibson, Managing Director, has assisted in the management of the Fund since June 2007. Mr. Gibson is a principal high yield trader in the U.S. Fixed Income Group and has been an employee of JPMIM or predecessor firms since 1998.

Emerging Markets Debt Fund

Pierre-Yves Bareau, Managing Director, and Matias Silvani, Vice President, are the lead portfolio managers responsible for the day-to-day management of the Emerging Markets Debt Fund. Mr. Bareau has been a portfolio manager for the Fund since October 2009. Before joining JPMIM in October 2009, Mr. Bareau was the Chief Investment Officer for Fortis Investments for emerging markets debt for more than 10 years. Mr. Silvani, an employee of JPMIM since 2004, is the chief strategist and a senior portfolio manager within the Emerging Markets Debt Team. Mr. Silvani has been a portfolio manager for the Fund since July 2010.

Real Return Fund

The portfolio management team consists of Steven Lear, Managing Director, and Donald A. Clemmenson, Managing Director. Mr. Lear and Mr. Clemmenson have been portfolio managers of the Fund since August 2009 and March 2008, respectively. Mr. Lear is the Deputy Chief Investment Officer for the New York and London fixed income investment teams. In this role, he is responsible for overseeing the U.S. Broad market strategies, including core, core plus, long duration and stable value. Prior to joining JPMIM in 2008, Mr. Lear was at Schroder Investment Management for ten years, serving as the head of the U.S. fixed income securities for seven years. Mr. Clemmenson is a portfolio manager in the U.S. Fixed Income Group. An employee of JPMIM since 1984, he currently

JULY 1, 2010	69

trades governments, futures and agencies and is responsible for the duration decision on short-term accounts. He previously headed the trading desk and traded mortgages, corporates, preferred stock, non-dollar, foreign exchange, high yield, emerging markets and money markets.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B, Class C and Select Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

70	J.P. MORGAN INCOME FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Class A, Class B and Class C Shares may be purchased by the general public.

Class B Shares may no longer be purchased or acquired by exchange from share classes other than Class B Shares. Any investment received by the Fund that is intended for Class B Shares will not be accepted and your investment will be returned.

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

•

Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•

Select Class Shares may also be purchased directly from the Funds by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will

JULY 1, 2010	71

How to Do Business with the Funds (continued)

prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchase, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A, Class B, Class C and Select Class Shares. Class A and Class C Shares are available to the general public. Select Class Shares are available to those investors meeting the class’ minimum and eligibility requirements. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other J.P. Morgan Funds; however, Class B Shares are no longer available for new purchases.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

72	J.P. MORGAN INCOME FUNDS

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more ($500,000 or more for Short Duration Bond Fund, Limited Duration Bond Fund, Treasury & Agency Fund and Short Term Bond Fund II), which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class B Shares

Shareholders with investments in Class B Shares may continue to hold such shares until they convert to Class A Shares. However, no additional investments will be accepted in Class B Shares. Dividends and capital gain distributions may continue to be reinvested in Class B Shares until their conversion dates. In addition, shareholders invested in Class B Shares will be able to exchange those shares for Class B Shares of other J.P. Morgan Funds offering Class B Shares until they convert.

A CDSC will apply on shares of the Funds, other than the Limited Duration Bond Fund, the Short Duration Bond Fund and the Treasury & Agency Fund, sold within six years, and on shares of the Limited Duration Bond Fund, the Short Duration Bond Fund and the Treasury & Agency Fund sold within four years. CDSC periods are measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares of the Funds, except for Class B Shares of the Limited Duration Bond Fund, the Short Duration Bond Fund and the Treasury & Agency Fund, automatically convert to Class A Shares after eight years. Class B Shares of the Limited Duration Bond Fund, the Short Duration Bond Fund and the Treasury & Agency Fund automatically convert to Class A Shares after six years. Conversion periods are measured from the first day of the month in which the shares were purchased.

Class C Shares

You will not pay a sales charge at the time of purchase.

Except with respect to the Limited Duration Bond Fund and the Short Duration Bond Fund, a CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher Rule 12b-1 fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

Select Class Shares

Select Class Shares do not have any sales charges or Rule 12b-1 fees. You must meet the minimum investment and eligibility requirement to purchase Select Class Shares.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

If you are eligible to purchase Select Class Shares, they would generally be the best choice because they offer the lowest expenses of the share classes offered in this prospectus.

You should also consider the Rule 12b-1 fees which are lower for Class A Shares than other share classes (except for Select Class Shares which have no Rule 12b-1 fees). These fees appear in the table called Annual Fund Operating Expenses for each Fund.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain

JULY 1, 2010	73

How to Do Business with the Funds (continued)

short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A and Class C Shares for all Funds are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25 per Fund.

If you already hold Class B Shares of a fund you may purchase Class A or Class C Shares in the same Fund without regard to the initial minimum investment requirement, however, subsequent investment requirements will apply.

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain J.P. Morgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 are subject to a $200,000 minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005 without regard to this minimum. Officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $1,000 minimum investment requirement, provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors, trustees, retirees and employees and their immediate family members of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

With respect to Class A and Class C Shares, a lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to

74	J.P. MORGAN INCOME FUNDS

identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution.

Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares —When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

JULY 1, 2010	75

How to Do Business with the Funds (continued)

In which shares can I automatically invest on a systematic basis?

You may purchase only additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100.

If you already hold Class B Shares of a Fund, you may purchase Class A or Class C Shares in the same Fund through a Systematic Investment Plan without regard to the initial minimum investment requirement, however, subsequent investment requirements will apply.

Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates (“Eligible Investors”) may participate in automatic investments of Select Class Shares of the Funds from their bank account through a Systematic Investment Plan. An Eligible Investor may choose to make an initial investment of an amount less than the required minimum of $1,000 of Select Class Shares per Fund as long as his or her initial investment is at least $100 and he or she agrees to make regular monthly investments of at least $100.

To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell Class A, Class B and Class C Shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of tShe Distributor from its or their own resources.

The following tables show the sales charge for Class A, Class B and Class C Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Funds’ Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The tables below show the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the tables below are sometimes referred to as “breakpoints.”

The following table shows the amount of sales charge you will pay and the commissions that will be paid to Financial Intermediaries with respect to purchases of Class A Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Treasury & Agency Fund, and JPMorgan Short Term Bond Fund II made on or after July 1, 2010:

TOTAL SALES CHARGE FOR FUNDS
Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Commission as a % of Offering Price
Less than $100,000	2.25	2.30	2.00
$100,000–$249,999	1.75	1.78	1.50
$250,000–$499,999	1.25	1.27	1.00
$500,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There are no front-end sales charges for investments of $500,000 or more in a Fund.

**

If you purchase $500,000 or more of Class A Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Treasury & Agency Fund, or JPMorgan Short Term Bond Fund II and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A Shares of any of those Funds during the first 12 months after purchase. These charges apply to all your purchases. Such

76	J.P. MORGAN INCOME FUNDS

charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The

Distributor may make a payment to Financial Intermediaries for your cumulative investments of $500,000 or more of Class A Shares. These commissions are paid at the rate of up to 0.50% of gross sales of $500,000 or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

The following table shows the amount of sales charge you will pay and the commissions that will be paid to Financial Intermediaries with respect to purchases of Class A Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Treasury & Agency Fund, and JPMorgan Short Term Bond Fund II made prior to July 1, 2010:

TOTAL SALES CHARGE FOR FUNDS
Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Commission as a % of Offering Price
Less than $100,000	2.25	2.30	2.00
$100,000–$249,999	1.75	1.78	1.50
$250,000–$499,999	1.25	1.27	1.00
$500,000–$999,999	1.00	1.01	0.85
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There are no front-end sales charges for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Treasury & Agency Fund, or JPMorgan Short Term Bond Fund II and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A Shares of any of those Funds during the first 12 months after purchase. These charges apply to all your purchases, except for those purchases prior to 11/1/09 when the Distributor received notice before you invested that your Financial Intermediary was waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 0.50% of gross sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

If you buy Class A Shares of other than the JPMorgan Short Duration Bond Fund, the JPMorgan Limited Duration Bond

Fund, the JPMorgan Treasury & Agency Fund, or the JPMorgan Short Term Bond Fund II, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries:

TOTAL SALES CHARGE FOR FUNDS
Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Commission as a % of Offering Price
Less than $100,000	3.75	3.90	3.25
$100,000–$249,999	3.25	3.36	2.75
$250,000–$499,999	2.25	2.30	2.00
$500,000–$999,999	1.75	1.78	1.50
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There are no front-end sales charges for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the Funds (other than the JPMorgan Short Duration Bond Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Mortgage-Backed Securities Fund, or JPMorgan Short Term Bond Fund II) prior to 7/1/10 and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.75% of the purchase price if you redeem any or all of the Class A Shares of any of those Funds during the first 12 months after purchase or 0.35% if you redeem any or all of the Class A Shares of any of those Funds between 12 and 24 months after purchase. If you purchase $1 million or more of Class A Shares of the Funds (other than the JPMorgan Short Duration Bond Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Mortgage-Backed Securities Fund, or JPMorgan Short Term Bond Fund II) on or after 7/1/10 and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.75% of the purchase price if you redeem any or all of the Class A Shares of any of those Funds during the first 18 months after purchase. If you purchased $1 million or more of Class A Shares of JPMorgan Mortgage-Backed Securities Fund, you will be charged the equivalent of 0.50% if you redeem any or all of Class A Shares of the JPMorgan Mortgage-Backed Securities Fund during the first 12 months after purchase. These charges apply to all your purchases, except for those purchases prior to 11/1/09 when the Distributor received notice before you invested that your Financial Intermediary was waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 0.75% of gross sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charges

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a

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Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the J.P. Morgan Funds in which you invest (as described below) even if such J.P. Morgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the J.P. Morgan Funds that you would like to have one or more J.P. Morgan Funds linked together for purposes of reducing the initial sales charge.

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a J.P. Morgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the JPMorgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may verify (1) the number of shares of the J.P. Morgan Funds held in your account(s) with the J.P. Morgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the J.P. Morgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A Shares of one or more J.P. Morgan Funds. You may then combine purchases of Class A Shares of one or more J.P. Morgan Funds you make over the next 13 months with any combined balances of Class A, Class B and Class C Shares held as of the date of the Letter of Intent and pay the same sales charge on the new Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid, except, beginning 7/1/10, the sales charge table for purchases of the Limited Duration Bond Fund, short Duration Bond Fund, Treasury & Agency Fund, Short Term Bond Fund II and Short-Intermediate Municipal Bond Fund on or after 7/1/10 will apply in calculating the amount to be paid to the Distributor for purchases of such Funds made prior to 7/1/10 pursuant to a Letter of Intent. If you don’t pay the difference, the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gain distributions.

78	J.P. MORGAN INCOME FUNDS

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors, trustees, retirees and employees and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $1,000 minimum investment requirement, provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code.)

•	Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

•

Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•

Certain group retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•	Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a J.P. Morgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another J.P. Morgan Fund.

10.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a J.P. Morgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

13.	Purchased in Individual Retirement Accounts (IRAs) established initially through an IRA rollover from a qualified retirement plan where J.P. Morgan Retirement Plan

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Services LLC had a contractual relationship to provide record-keeping for the plan. In order for the waiver to apply, your IRA must be established with an investment from a qualified retirement plan (not another IRA), J.P. Morgan Institutional Investments Inc. must be the broker of record for the IRA and you must not utilize the services of another Financial Intermediary with respect to the IRA. In addition, the assets must be invested into the Fund’s IRA option with State Street Bank & Trust Company serving as custodian.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class B Shares

Class B Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class B Shares of the JPMorgan Core Plus Bond Fund, the JPMorgan Government Bond Fund, the JPMorgan High Yield Fund, or the JPMorgan Core Bond Fund within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	5.00
1–2	4.00
2–3	3.00
3–4	3.00
4–5	2.00
5–6	1.00
More than 6	None

If you redeem Class B Shares of the JPMorgan Limited Duration Bond Fund, the JPMorgan Short Duration Bond Fund or the JPMorgan Treasury & Agency Fund prior to the fourth anniversary of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	3.00
1–2	3.00
2–3	2.00
3–4	1.00
More than 4	None

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B

Shares of the JPMorgan Core Plus Bond Fund, the JPMorgan Government Bond Fund, the JPMorgan High Yield Fund, or the JPMorgan Core Bond Fund and a commission of 2.75% to Financial Intermediaries who sell Class B Shares of the JPMorgan Limited Duration Bond Fund, the JPMorgan Short Duration Bond Fund, and the JPMorgan Treasury & Agency Fund.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares.

Class B Shares of the JPMorgan Core Plus Bond Fund, the JPMorgan Government Bond Fund, the JPMorgan High Yield Fund, and the JPMorgan Core Bond Fund automatically convert after eight years. Class B Shares of the JPMorgan Limited Duration Bond Fund, the JPMorgan Short Duration Bond Fund, and the JPMorgan Treasury & Agency Fund automatically convert after six years.

Conversion periods are measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one J.P. Morgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C Shares are offered at NAV per share, without any upfront sales charge. However, except with respect to the JPMorgan Limited Duration Bond Fund and the JPMorgan Short Duration Bond Fund, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

There is no CDSC assessed on Class C Shares of the JPMorgan Limited Duration Bond Fund and the JPMorgan Short Duration Bond Fund.

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C

80	J.P. MORGAN INCOME FUNDS

Shares of the Funds other than the JPMorgan Limited Duration Bond Fund and the JPMorgan Short Duration Bond Fund.

How the Class B and Class C CDSC is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares and Class C Shares, the CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gain distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class B and Class C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the Funds:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Made due to the death of a shareholder or made within one year of initial qualification for Social Security disability payments. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). With respect to a shareholder’s disability, the redemption must be made within one year of such disability. This waiver is only for accounts open prior to the shareholder’s death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 701/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class B or Class C Shares of other J.P. Morgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Share redemptions of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the

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Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.	Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of a Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another J.P. Morgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Limited Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another J.P. Morgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other J.P. Morgan Fund may be exchanged for Class C Shares of another J.P. Morgan Fund, other than for Class C Shares of the Short Term Bond Funds.

Class C Shares of any J.P.Morgan Fund (except any of the J.P. Morgan money market funds) may also be exchanged for Select Class or Institutional Class Shares of the same J.P.Morgan Fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any contingent deferred sales charge.

For Class A, Class B and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund except Class B Shares which are no longer available for new investment.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

82	J.P. MORGAN INCOME FUNDS

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchange.

2.	The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

JULY 1, 2010	83

How to Do Business with the Funds (continued)

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If you own Class A, Class B, Class C or Select Class Shares and a Fund or Financial Intermediary receives your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes, with respect only to Class A, Class B and Class C Shares.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.
2.	If you select this option, please keep in mind that:

•

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to

84	J.P. MORGAN INCOME FUNDS

increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC, if applicable. For information on minimum required balances, please read “Purchasing Fund Shares —How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

JULY 1, 2010	85

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays the earnings, if any, to shareholders as distributions.

Each Fund generally declares dividends of net investment income on the last business day of each month and distributes such dividends on the first business day of the following month. The Funds will distribute net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income. It is unlikely that dividends from the Funds will qualify to any significant extent for designation as qualified dividend income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that a Fund owned for one year or less) that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares of a Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions. If it is anticipated that more than 50% of the value of the Emerging Markets Debt Fund’s total assets at the close of each taxable year will consist of securities issued by foreign governments or securities of foreign corporations, the Emerging Markets Debt Fund may elect to “pass through” to its shareholders any foreign taxes that it paid. Shareholders would be required to include in income a proportionate share of taxes paid, and such amount of taxes would be treated as paid by the shareholder. Subject to certain limitations, the shareholder would be entitled to claim a credit for or to deduct such taxes. Such taxes paid and the underlying income would be treated as gross income from foreign sources.

A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise

86	J.P. MORGAN INCOME FUNDS

would have continued to hold, including when it is not advantageous to do so.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive principal, including increases thereto, until maturity.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Funds are not intended for foreign shareholders, except Class M Shares of the JPMorgan Short Term Bond Fund II are offered in Japan. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan

Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than three calendar days after the end of each month for the Strategic Income Opportunities Fund and no sooner than ten calendar days after the end of each month for the Funds, other than the Strategic Income Opportunities Fund, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com. In addition, the quarterly schedules

JULY 1, 2010	87

Shareholder Information (continued)

will be posted on the SEC’s website at www.sec.gov. From time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

88	J.P. MORGAN INCOME FUNDS

Investment Practices

The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed.

FUND NAME	FUND CODE
Core Bond Fund	1
Core Plus Bond Fund	2
Emerging Markets Debt Fund	3
Government Bond Fund	4
High Yield Fund	5
Limited Duration Bond Fund	6
Mortgage-Backed Securities Fund	7
Real Return Fund	8
Short Duration Bond Fund	9
Short Term Bond Fund II	10
Strategic Income Opportunities Fund	11
Total Return Fund	12
Treasury & Agency Fund	13

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1, 2, 4–13	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.	1–3, 5–12	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	6, 8, 10–12	Credit Interest Rate Liquidity Market
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1–3, 5–12	Credit Currency Interest Rate Liquidity Market Political
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	1–13	Credit Interest Rate Market

JULY 1, 2010	89

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	2, 3, 6, 8, 10–12	Credit Currency Foreign Investment Interest Rate Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.	1–12	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1–3, 5–12	Credit Currency Interest Rate Liquidity Market Political Valuation
Commodity-Linked Derivatives: Securities whose value derives from the price of a commodity, including commodity futures and commodity options.	8, 12	Credit Interest Rate Liquidity Market
Common Stock: Shares of ownership of a company.	2, 5, 11	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	2, 5, 11	Credit Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1, 2, 5–8, 11, 12	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1–3, 5–12	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	1–3, 5–12	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation

90	J.P. MORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	1, 2, 4–13	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1–3, 5–11	Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid developments.	1–3, 5–12	Foreign Investment
Exchange Traded Funds (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (SPDRs) and NASDAQ 100s.	1–3, 5–12	Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, financial and currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (NDFs)), forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.	2, 3, 8, 10–12	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and American Depositary Securities.	1–3, 5–12	Foreign Investment Liquidity Market Political Prepayment
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s adviser to be of comparable quality.	2, 3, 5, 8, 10–12	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	1–13	Credit Currency Interest Rate Political
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1–13	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	1–12	Credit Leverage Market

JULY 1, 2010	91

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1–13	Investment Company Market
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	1–3, 5–9, 11, 12	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Mortgages (Directly Held): Debt instruments secured by real property.	1–9, 11–13	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs) and other asset-backed structures.	1, 2, 4–13	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls[1] : A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	1, 2, 4–13	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment

1

All forms of borrowing (including mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of a Fund’s total assets except as permitted by law; provided, however, the Short Term Bond Fund II will not borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such Fund to exceed 10% of the value of that Fund’s total assets except as permitted by law.

92	J.P. MORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1, 2, 5–12	Credit Interest Rate Market Natural Event Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1–12	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1–3, 5, 6, 8–13	Credit Foreign Investment Liquidity Political Valuation
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	1–12	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1, 2, 5, 7–9, 11, 12	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1–3, 5–12	Liquidity Market Valuation
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1–3, 5–12	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1–13	Credit Liquidity Market
Reverse Repurchase Agreements[1] : The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1–13	Credit Leverage Market
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	1–13	Market

1

All forms of borrowing (including mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of a Fund’s total assets except as permitted by law; provided, however, the Short Term Bond Fund II will not borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such Fund to exceed 10% of the value of that Fund’s total assets except as permitted by law.

JULY 1, 2010	93

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1–10, 13	Credit Leverage Market
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	3, 8, 11, 12	Credit Liquidity Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1–3, 5–7, 9–12	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1–3, 6, 8–12	Credit Foreign Investment Liquidity Political Valuation
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (IO) and Principal-Only (PO) securities issued outside a Real Estate Mortgage Investment Conduit (REMIC) or CMO structure.	1, 2, 4, 6–12	Credit Liquidity Market Political Prepayment Valuation
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	1–13	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	1–12	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	2, 3, 6, 8, 10–12	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest in cash and cash equivalents for temporary defensive purposes.	1–13	Credit Interest Rate Liquidity Market

94	J.P. MORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).	1–13	Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	1–3, 5–9, 11, 12	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.	1–13	Credit Gov’t Securities Interest Rate Market
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupons Under Book Entry Safekeeping (CUBES).	1–13	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.	1–13	Credit Liquidity Market Valuation
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1–13	Credit Leverage Liquidity Market Valuation
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	1–13	Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Funds:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser. Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the

U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

JULY 1, 2010	95

Investment Practices (continued)

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

96	J.P. MORGAN INCOME FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines a Fund’s policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions

•   A Fund’s share price, yield and total return will fluctuate in response to bond market movements

•   The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•    Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective

•    Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated, or are defaulted; the risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages

•    The Emerging Markets Debt Fund is non-diversified, which means that a relatively high percentage of the Fund’s Assets may be invested in a limited number of issuers; therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

•   Bonds have generally outperformed money market investments over the long term, with less risk than stocks

•    Most bonds will rise in value when interest rates fall

•   Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•   Under normal circumstances a Fund plans to remain fully invested in bonds, other fixed-income securities, and other investments as permitted and may invest uninvested cash in affiliated money market funds

•   Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, and private placements

•    A Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management

•    During severe market downturns, a Fund has the option of investing up to 100% of total assets in cash and cash equivalents

•    The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality

•   The default of an issuer would leave a Fund with unpaid interest or principal

•    Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value

• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains

•   A Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals

•    The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

JULY 1, 2010	97

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments

•   A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information

•    Currency exchange rate movements could reduce gains or create losses

•    Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•   Foreign bonds, which represent a major portion of the world’s fixed income securities, offer attractive potential performance and opportunities for diversification

•    Favorable exchange rate movements could generate gains or reduce losses

•    Emerging markets can offer higher returns

•   Foreign bonds are a primary investment for Emerging Markets Debt Fund and may be a significant investment for Core Plus Bond Fund, Short Term Bond Fund II and Real Return Fund

•   To the extent that a Fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time; these currency management techniques may not be available for certain emerging markets investments; the Core Plus Bond Fund, Emerging Markets Debt Fund, and Real Return Fund may also use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• A Fund segregates or earmarks liquid assets to offset leverage risks

Management choices
• A Fund could underperform its benchmark due to its sector, securities or duration choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Loan Assignments and Participations
• Loan assignments and participations (like other high yield, corporate debt obligations) have a higher risk of default and may be less liquid and/or become illiquid	• Loan assignments and participations offer higher yields and higher potential gain

•   The adviser performs ongoing credit review of the obligor and invests only in loan assignments and participations if it determines the instrument contains favorable risk/reward characteristics

•    A Fund limits its investments in illiquid securities to no more than 15% of a Fund’s net assets at the time of purchase

98	J.P. MORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*

•   Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred

•    A Fund may have difficulty exiting a derivatives position

•    Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•    Certain types of derivatives involve costs to the Funds which can reduce returns

•    Derivatives that involve leverage could magnify losses

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility

•    Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•    A Fund could make money and protect against losses if management’s analysis proves correct

•    Derivatives that involve leverage could generate substantial gains at low cost

•   A Fund uses derivatives for hedging and for risk management and/or to increase income or gain (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies);[2] risk management may include management of a Fund’s exposure relative to its benchmark

•    A Fund only establishes hedges that it expects will be highly correlated with underlying positions

•    A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

2	The Short Term Bond Fund II does not use forward foreign currency contracts as an investment strategy to increase income or gain to the Fund.

JULY 1, 2010	99

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending

•   When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults

•    The collateral will be subject to the risks of the securities in which it is invested

• A Fund may enhance income through the investment of the collateral received from the borrower

•   The adviser maintains a list of approved borrowers

•    A Fund receives collateral equal to at least 100% of the current value of securities loaned

•    The lending agents indemnify a Fund against borrower default

•    The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses

•    Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth/appreciation than comparable widely traded securities

•   No Fund may invest more than 15% of net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, a Fund may hold high quality short-term instruments (including repurchase agreements) and may borrow from banks as permitted by law[1]

Short-term trading

•   Increased trading would raise a Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce a Fund’s returns

	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• A Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

1	The Short Term Bond Fund II will not borrow money in an amount which would cause, at the time of such borrowings, the aggregate amount of borrowing by such Fund to exceed 10% of that Fund’s total assets.

100	J.P. MORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short Selling

•   The Emerging Markets Debt Fund, Real Return Fund, Strategic Income Opportunities Fund and Total Return Fund may engage in short selling

•    Short sales may not have the intended effects and may result in losses

•    A Fund may not be able to close out a short position at a particular time or at an acceptable price

•    A Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities

•    Segregated or earmarked accounts with respect to short sales may limit a Fund’s investment flexibility

•    Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

• A Fund could make money and protect against losses if management’s analysis proves correct • Short selling may allow a Fund to generate positive returns in declining markets

•   A Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk

•    A Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

Exchange traded funds (ETFs)[1] and other investment companies

•   If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•   The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies help to manage smaller cash flows

•    Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•    Exemptive orders granted to various ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•    Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

JULY 1, 2010	101

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Core Bond Fund
Class A
Year Ended February 28, 2010	$10.59	$0.55	(e)	$0.64 (f)	$1.19	$(0.55)
Year Ended February 28, 2009	11.04	0.55	(e)	(0.46)	0.09	(0.54)
Year Ended February 29, 2008	10.67	0.48	(e)	0.37	0.85	(0.48)
Year Ended February 28, 2007	10.57	0.46	(e)	0.10	0.56	(0.46)
July 1, 2005 through February 28, 2006 (h)	10.91	0.34		(0.35)	(0.01)	(0.33)
Year Ended June 30, 2005	10.77	0.51		0.15	0.66	(0.52)

Class B
Year Ended February 28, 2010	10.58	0.48	(e)	0.63 (f)	1.11	(0.47)
Year Ended February 28, 2009	11.03	0.47	(e)	(0.45)	0.02	(0.47)
Year Ended February 29, 2008	10.66	0.41	(e)	0.37	0.78	(0.41)
Year Ended February 28, 2007	10.56	0.39	(e)	0.10	0.49	(0.39)
July 1, 2005 through February 28, 2006 (h)	10.90	0.27		(0.33)	(0.06)	(0.28)
Year Ended June 30, 2005	10.76	0.42		0.17	0.59	(0.45)

Class C
Year Ended February 28, 2010	10.65	0.46	(e)	0.65 (f)	1.11	(0.48)
Year Ended February 28, 2009	11.09	0.48	(e)	(0.45)	0.03	(0.47)
Year Ended February 29, 2008	10.73	0.42	(e)	0.35	0.77	(0.41)
Year Ended February 28, 2007	10.62	0.39	(e)	0.11	0.50	(0.39)
July 1, 2005 through February 28, 2006 (h)	10.96	0.28		(0.34)	(0.06)	(0.28)
Year Ended June 30, 2005	10.82	0.42		0.17	0.59	(0.45)

Select Class
Year Ended February 28, 2010	10.58	0.56	(e)	0.64 (f)	1.20	(0.56)
Year Ended February 28, 2009	11.03	0.56	(e)	(0.46)	0.10	(0.55)
Year Ended February 29, 2008	10.67	0.50	(e)	0.35	0.85	(0.49)
Year Ended February 28, 2007	10.56	0.47	(e)	0.11	0.58	(0.47)
July 1, 2005 through February 28, 2006 (h)	10.90	0.33		(0.33)	—	(0.34)
Year Ended June 30, 2005	10.77	0.53		0.14	0.67	(0.54)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Advisor reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) per share and less than 0.01% to total return.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

102	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$11.23	11.45	%(f)	$3,154,129	0.73%	4.94%	0.97%	18%
10.59	0.87		1,322,130	0.75	5.12	0.98	18
11.04	8.21	(g)	780,006	0.75	4.51	0.99	14
10.67	5.42		560,556	0.75	4.36	0.94	8
10.57	(0.11)		394,309	0.75	4.54	0.97	13
10.91	6.23		373,401	0.82	4.52	1.09	16

11.22	10.71	(f)	118,596	1.38	4.37	1.47	18
10.58	0.21		80,648	1.40	4.42	1.48	18
11.03	7.49	(g)	78,048	1.40	3.86	1.49	14
10.66	4.75		74,963	1.40	3.72	1.44	8
10.56	(0.55)		85,667	1.40	3.89	1.47	13
10.90	5.57		94,897	1.47	3.87	1.68	16

11.28	10.65	(f)	2,326,774	1.38	4.12	1.47	18
10.65	0.33		250,444	1.40	4.46	1.48	18
11.09	7.38	(g)	133,975	1.40	3.86	1.49	14
10.73	4.83		65,579	1.40	3.72	1.44	8
10.62	(0.55)		57,530	1.40	3.89	1.47	13
10.96	5.53		64,238	1.47	3.87	1.70	16

11.22	11.61	(f)	7,029,375	0.57	5.08	0.72	18
10.58	1.03		2,699,976	0.60	5.21	0.73	18
11.03	8.25	(g)	2,456,097	0.60	4.66	0.73	14
10.67	5.69		2,128,674	0.60	4.52	0.69	8
10.56	(0.02)		2,742,810	0.60	4.69	0.72	13
10.90	6.36		2,754,702	0.60	4.72	0.79	16

JULY 1, 2010	103

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Core Plus Bond Fund
Class A
Year Ended February 28, 2010	$7.03	$0.43	(e)	$0.82 (f)	$1.25	$(0.43)
Year Ended February 28, 2009	7.85	0.41	(e)	(0.82)	(0.41)	(0.41)
Year Ended February 29, 2008	7.78	0.37		0.07	0.44	(0.37)
Year Ended February 28, 2007	7.73	0.35		0.06	0.41	(0.36)
July 1, 2005 through February 28, 2006 (h)	7.95	0.24		(0.22)	0.02	(0.24)
Year Ended June 30, 2005	7.82	0.36		0.14	0.50	(0.37)

Class B
Year Ended February 28, 2010	7.06	0.38	(e)	0.83 (f)	1.21	(0.38)
Year Ended February 28, 2009	7.89	0.37	(e)	(0.83)	(0.46)	(0.37)
Year Ended February 29, 2008	7.82	0.32		0.08	0.40	(0.33)
Year Ended February 28, 2007	7.77	0.32		0.05	0.37	(0.32)
July 1, 2005 through February 28, 2006 (h)	7.98	0.22		(0.22)	—	(0.21)
Year Ended June 30, 2005	7.86	0.32		0.12	0.44	(0.32)

Class C
Year Ended February 28, 2010	7.05	0.38	(e)	0.84 (f)	1.22	(0.39)
Year Ended February 28, 2009	7.89	0.37	(e)	(0.84)	(0.47)	(0.37)
Year Ended February 29, 2008	7.82	0.34		0.06	0.40	(0.33)
Year Ended February 28, 2007	7.77	0.32		0.05	0.37	(0.32)
July 1, 2005 through February 28, 2006 (h)	7.98	0.21		(0.21)	—	(0.21)
Year Ended June 30, 2005	7.86	0.31		0.13	0.44	(0.32)

Select Class
Year Ended February 28, 2010	7.02	0.44	(e)	0.83 (f)	1.27	(0.44)
Year Ended February 28, 2009	7.85	0.42	(e)	(0.82)	(0.40)	(0.43)
Year Ended February 29, 2008	7.78	0.39		0.07	0.46	(0.39)
Year Ended February 28, 2007	7.73	0.38		0.05	0.43	(0.38)
July 1, 2005 through February 28, 2006 (h)	7.95	0.25		(0.22)	0.03	(0.25)
Year Ended June 30, 2005	7.82	0.38		0.13	0.51	(0.38)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Adviser reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gain (losses) per share and less than 0.01% to total return for Class A, Class B, Class C, or Select Class.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

104	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$7.85	18.14	%(f)	$168,775	0.77%	5.59%	0.97%	26%
7.03	(5.32)		50,659	0.92	5.51	0.99	17
7.85	5.81	(g)	52,808	0.92	4.81	0.97	31
7.78	5.49		45,383	0.91	4.64	0.96	26
7.73	0.31		50,622	0.90	4.65	0.94	15
7.95	6.47		56,320	0.90	4.54	1.09	20

7.89	17.49	(f)	7,674	1.40	5.00	1.48	26
7.06	(5.93)		4,295	1.45	4.93	1.49	17
7.89	5.26	(g)	6,665	1.45	4.28	1.47	31
7.82	4.91		5,464	1.45	4.09	1.46	26
7.77	0.05		6,950	1.44	4.10	1.44	15
7.98	5.74		9,424	1.51	3.92	1.70	20

7.88	17.58	(f)	152,695	1.39	4.90	1.46	26
7.05	(5.99)		16,495	1.45	5.08	1.50	17
7.89	5.27	(g)	5,737	1.45	4.27	1.47	31
7.82	4.90		3,512	1.45	4.11	1.46	26
7.77	0.05		3,119	1.44	4.10	1.44	15
7.98	5.74		3,492	1.50	3.94	1.69	20

7.85	18.46	(f)	937,874	0.65	5.81	0.73	26
7.02	(5.21)		662,140	0.67	5.73	0.74	17
7.85	6.11	(g)	925,240	0.67	5.05	0.72	31
7.78	5.74		875,275	0.66	4.89	0.71	26
7.73	0.46		1,216,897	0.65	4.90	0.69	15
7.95	6.73		1,252,911	0.65	4.79	0.77	20

JULY 1, 2010	105

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Contribution from affiliate
Emerging Markets Debt Fund
Class A
Year Ended February 28, 2010	$5.56	$0.38	$2.00	$2.38	$(0.40)	$—	$(0.40)	$—
Year Ended February 28, 2009	8.41	0.55	(2.97)	(2.42)	(0.43)	—	(0.43)	—
Year Ended February 29, 2008	8.73	0.54	(0.18)	0.36	(0.53)	(0.15)	(0.68)	—
September 1, 2006 through February 28, 2007 (g)	8.39	0.21	0.37	0.58	(0.21)	(0.03)	(0.24)	—
June 30, 2006 (h) through August 31, 2006	7.93	0.08	0.46	0.54	(0.08)	—	(0.08)	—

Class C
Year Ended February 28, 2010	5.55	0.37	1.98	2.35	(0.36)	—	(0.36)	—
Year Ended February 28, 2009	8.40	0.50	(2.95)	(2.45)	(0.40)	—	(0.40)	—
Year Ended February 29, 2008	8.73	0.50	(0.19)	0.31	(0.49)	(0.15)	(0.64)	—
September 1, 2006 through February 28, 2007 (g)	8.39	0.20	0.36	0.56	(0.19)	(0.03)	(0.22)	—
June 30, 2006 (h) through August 31, 2006	7.93	0.07	0.47	0.54	(0.08)	—	(0.08)	—

Select Class
Year Ended February 28, 2010	5.56	0.49	1.91	2.40	(0.42)	—	(0.42)	—
Year Ended February 28, 2009	8.42	0.54	(2.95)	(2.41)	(0.45)	—	(0.45)	—
Year Ended February 29, 2008	8.74	0.56	(0.18)	0.38	(0.55)	(0.15)	(0.70)	—
September 1, 2006 through February 28, 2007 (g)	8.39	0.21	0.39	0.60	(0.22)	(0.03)	(0.25)	—
Year Ended August 31, 2006	9.29	0.45	0.42	0.87	(0.46)	(1.35)	(1.81)	0.04	(i)
Year Ended August 31, 2005	9.58	0.61	1.08	1.69	(0.67)	(1.31)	(1.98)	—
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Amount rounds to less than $0.01.
(f)	Includes interest expense of 0.19%, 0.18% and 0.17%, respectively.
(g)	The Fund changed its fiscal year end from August 31 to the last day of February.
(h)	Commencement of offering of class of shares.
(i)	Voluntary contribution from Adviser. The total return without the voluntary contribution would have been 10.46%.
(j)	Includes interest expense of 0.01%.

106	J.P. MORGAN INCOME FUNDS

			Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$—	(e)	$7.54	43.46%	$19,711	1.59	%(f)	5.73%	1.70%	124%
—	(e)	5.56	(29.80)	4,025	1.45		7.18	1.46	63
—	(e)	8.41	4.22	8,140	1.47		7.22	1.47	80
—	(e)	8.73	6.96	2,154	1.50		5.20	1.59	68
—	(e)	8.39	6.82	41	1.50		6.17	1.71	270

—	(e)	7.54	43.03	5,561	2.08	(f)	5.46	2.20	124
—	(e)	5.55	(30.18)	2,253	1.95		6.60	1.96	63
—	(e)	8.40	3.63	5,154	1.97		6.50	1.98	80
—	(e)	8.73	6.73	1,332	2.00		4.66	2.09	68
—	(e)	8.39	6.77	27	2.00		5.87	2.20	270

—	(e)	7.54	43.80	107,201	1.32	(f)	6.57	1.44	124
—	(e)	5.56	(29.67)	178,209	1.21		7.55	1.23	63
—	(e)	8.42	4.48	265,081	1.22		7.10	1.23	80
—	(e)	8.74	7.17	125,421	1.25		4.98	1.35	68
—	(e)	8.39	10.99 (i)	117,423	1.26	(j)	5.77	1.42	270
—	(e)	9.29	19.87	34,448	1.25		6.56	1.72	337

JULY 1, 2010	107

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Government Bond Fund
Class A
Year Ended February 28, 2010	$10.56	$0.42	$0.14	$0.56	$(0.42)
Year Ended February 28, 2009	10.55	0.42	0.01	0.43	(0.42)
Year Ended February 29, 2008	10.15	0.48	0.40	0.88	(0.48)
Year Ended February 28, 2007	10.15	0.45	0.01	0.46	(0.46)
July 1, 2005 through February 28, 2006 (f)	10.48	0.30	(0.33)	(0.03)	(0.30)
Year Ended June 30, 2005	10.16	0.46	0.33	0.79	(0.47)

Class B
Year Ended February 28, 2010	10.55	0.34	0.14	0.48	(0.34)
Year Ended February 28, 2009	10.54	0.35	0.01	0.36	(0.35)
Year Ended February 29, 2008	10.14	0.41	0.40	0.81	(0.41)
Year Ended February 28, 2007	10.14	0.38	0.01	0.39	(0.39)
July 1, 2005 through February 28, 2006 (f)	10.47	0.25	(0.33)	(0.08)	(0.25)
Year Ended June 30, 2005	10.16	0.39	0.32	0.71	(0.40)

Class C
Year Ended February 28, 2010	10.53	0.35	0.13	0.48	(0.35)
Year Ended February 28, 2009	10.53	0.34	0.01	0.35	(0.35)
Year Ended February 29, 2008	10.13	0.42	0.39	0.81	(0.41)
Year Ended February 28, 2007	10.13	0.38	0.01	0.39	(0.39)
July 1, 2005 through February 28, 2006 (f)	10.46	0.25	(0.33)	(0.08)	(0.25)
Year Ended June 30, 2005	10.15	0.40	0.31	0.71	(0.40)

Select Class
Year Ended February 28, 2010	10.56	0.45	0.13	0.58	(0.45)
Year Ended February 28, 2009	10.55	0.46	— (g)	0.46	(0.45)
Year Ended February 29, 2008	10.15	0.52	0.39	0.91	(0.51)
Year Ended February 28, 2007	10.14	0.48	0.01	0.49	(0.48)
July 1, 2005 through February 28, 2006 (f)	10.47	0.31	(0.33)	(0.02)	(0.31)
Year Ended June 30, 2005	10.15	0.49	0.32	0.81	(0.49)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(f)	The Fund changed its fiscal year end from June 30 to the last day of February.
(g)	Amount rounds to less than $0.01.

108	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$10.70	5.42%	$453,605	0.74%	3.96%	1.03%	12%
10.56	4.27	372,703	0.75	4.04	1.02	13
10.55	8.98 (e)	220,780	0.75	4.70	0.98	2
10.15	4.65	157,598	0.75	4.51	0.98	24
10.15	(0.30)	146,294	0.75	4.37	0.97	6
10.48	7.89	140,496	0.79	4.43	1.02	10

10.69	4.64	34,957	1.47	3.26	1.53	12
10.55	3.50	48,296	1.48	3.34	1.52	13
10.54	8.20 (e)	43,513	1.46	4.02	1.48	2
10.14	3.93	52,182	1.46	3.82	1.48	24
10.14	(0.78)	78,500	1.45	3.67	1.47	6
10.47	7.07	95,143	1.47	3.76	1.62	10

10.66	4.58	185,498	1.47	3.23	1.53	12
10.53	3.46	136,707	1.48	3.24	1.52	13
10.53	8.25 (e)	46,407	1.46	3.99	1.48	2
10.13	3.94	22,250	1.46	3.81	1.48	24
10.13	(0.77)	23,863	1.45	3.67	1.47	6
10.46	7.09	24,922	1.48	3.75	1.64	10

10.69	5.59	714,113	0.47	4.23	0.78	12
10.56	4.54	605,421	0.48	4.38	0.77	13
10.55	9.26 (e)	616,581	0.48	5.01	0.73	2
10.15	4.99	891,369	0.50	4.74	0.73	24
10.14	(0.16)	805,018	0.54	4.58	0.72	6
10.47	8.15	824,646	0.56	4.67	0.71	10

JULY 1, 2010	109

Financial Highlights (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
High Yield Fund
Class A
Year Ended February 28, 2010	$5.79	$0.58	$1.94 (e)	$2.52	$(0.59)	$—	$(0.59)	$—	(f)
Year Ended February 28, 2009	7.59	0.52	(1.78)	(1.26)	(0.54)	—	(0.54)	—	(f)
Year Ended February 29, 2008	8.60	0.62	(0.93)	(0.31)	(0.61)	(0.09)	(0.70)	—	(f)
Year Ended February 28, 2007	8.23	0.61	0.40	1.01	(0.62)	(0.02)	(0.64)	—	(f)
July 1, 2005 through February 28, 2006 (h)	8.29	0.42	(0.06)	0.36	(0.42)	—	(0.42)	—	(f)
Year Ended June 30, 2005	8.17	0.61	0.14	0.75	(0.61)	(0.02)	(0.63)	—	(f)

Class B
Year Ended February 28, 2010	5.81	0.55	1.91 (e)	2.46	(0.54)	—	(0.54)	—	(f)
Year Ended February 28, 2009	7.60	0.51	(1.80)	(1.29)	(0.50)	—	(0.50)	—	(f)
Year Ended February 29, 2008	8.61	0.58	(0.94)	(0.36)	(0.56)	(0.09)	(0.65)	—	(f)
Year Ended February 28, 2007	8.23	0.57	0.40	0.97	(0.57)	(0.02)	(0.59)	—	(f)
July 1, 2005 through February 28, 2006 (h)	8.29	0.38	(0.06)	0.32	(0.38)	—	(0.38)	—	(f)
Year Ended June 30, 2005	8.18	0.55	0.14	0.69	(0.56)	(0.02)	(0.58)	—	(f)

Class C
Year Ended February 28, 2010	5.80	0.53	1.93 (e)	2.46	(0.54)	—	(0.54)	—	(f)
Year Ended February 28, 2009	7.59	0.50	(1.79)	(1.29)	(0.50)	—	(0.50)	—	(f)
Year Ended February 29, 2008	8.61	0.57	(0.94)	(0.37)	(0.56)	(0.09)	(0.65)	—	(f)
Year Ended February 28, 2007	8.24	0.57	0.39	0.96	(0.57)	(0.02)	(0.59)	—	(f)
July 1, 2005 through February 28, 2006 (h)	8.29	0.38	(0.05)	0.33	(0.38)	—	(0.38)	—	(f)
Year Ended June 30, 2005	8.19	0.55	0.13	0.68	(0.56)	(0.02)	(0.58)	—	(f)

Select Class
Year Ended February 28, 2010	5.81	0.60	1.93 (e)	2.53	(0.60)	—	(0.60)	—	(f)
Year Ended February 28, 2009	7.60	0.56	(1.79)	(1.23)	(0.56)	—	(0.56)	—	(f)
Year Ended February 29, 2008	8.62	0.63	(0.92)	(0.29)	(0.64)	(0.09)	(0.73)	—	(f)
Year Ended February 28, 2007	8.24	0.64	0.40	1.04	(0.64)	(0.02)	(0.66)	—	(f)
July 1, 2005 through February 28, 2006 (h)	8.30	0.43	(0.06)	0.37	(0.43)	—	(0.43)	—	(f)
Year Ended June 30, 2005	8.18	0.63	0.14	0.77	(0.63)	(0.02)	(0.65)	—	(f)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	The Adviser reimbursed the Fund for losses incurred from operational errors. Without these payments, the net realized and unrealized gains (losses) per share for Class A would have been $1.93, and the total return would have been 44.53%. The impact was less than $0.01 to the net realized and unrealized gain (losses) per share and less than 0.01% to total return for Class B, Class C, or Select Class.
(f)	Amount rounds to less than $0.01.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

110	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$7.72	44.71	%(e)	$580,690	1.14%	8.40%	1.32%	45%
5.79	(17.28)		184,739	1.15	8.10	1.31	18
7.59	(3.87	)(g)	79,217	1.12	7.54	1.32	48
8.60	12.82		83,790	1.12	7.42	1.31	69

8.23	4.39		62,622	1.11	7.51	1.30	47
8.29	9.47		68,636	1.12	7.22	1.33	68

7.73	43.46	(e)	22,430	1.79	7.80	1.82	45
5.81	(17.68)		16,720	1.80	7.33	1.81	18
7.60	(4.51	)(g)	26,052	1.78	6.88	1.82	48
8.61	12.19		35,667	1.77	6.78	1.81	69

8.23	3.92		35,105	1.76	6.86	1.80	47
8.29	8.71		39,697	1.77	6.58	1.93	68

7.72	43.58	(e)	158,503	1.79	7.75	1.83	45
5.80	(17.69)		36,872	1.80	7.37	1.81	18
7.59	(4.61	)(g)	29,517	1.78	6.88	1.82	48
8.61	12.05		29,953	1.77	6.77	1.81	69

8.24	4.04		25,650	1.76	6.86	1.80	47
8.29	8.55		28,348	1.77	6.57	1.93	68

7.74	44.86	(e)	4,567,712	0.89	8.67	1.08	45
5.81	(16.93)		1,837,745	0.90	8.36	1.06	18
7.60	(3.73	)(g)	1,544,252	0.87	7.81	1.06	48
8.62	13.18		1,038,528	0.87	7.67	1.06	69

8.24	4.53		960,421	0.86	7.77	1.05	47
8.30	9.74		988,281	0.87	7.47	1.01	68

JULY 1, 2010	111

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Limited Duration Bond Fund
Class A
Year Ended February 28, 2010	$7.80	$0.24	(e)	$1.11 (f)	$1.35	$(0.25)
Year Ended February 28, 2009	9.31	0.36	(e)	(1.50)	(1.14)	(0.37)
Year Ended February 29, 2008	9.77	0.46		(0.46)	—	(0.46)
Year Ended February 28, 2007	9.74	0.45		0.03	0.48	(0.45)
July 1, 2005 through February 28, 2006 (h)	9.83	0.26		(0.08)	0.18	(0.27)
Year Ended June 30, 2005	9.89	0.27		(0.04)	0.23	(0.29)

Class B
Year Ended February 28, 2010	7.74	0.21	(e)	1.09 (f)	1.30	(0.21)
Year Ended February 28, 2009	9.24	0.31	(e)	(1.49)	(1.18)	(0.32)
Year Ended February 29, 2008	9.70	0.38		(0.43)	(0.05)	(0.41)
Year Ended February 28, 2007	9.67	0.38		0.05	0.43	(0.40)
July 1, 2005 through February 28, 2006 (h)	9.76	0.22		(0.08)	0.14	(0.23)
Year Ended June 30, 2005	9.82	0.21		(0.03)	0.18	(0.24)

Class C
Year Ended February 28, 2010	7.72	0.20	(e)	1.11 (f)	1.31	(0.21)
Year Ended February 28, 2009	9.23	0.31	(e)	(1.50)	(1.19)	(0.32)
Year Ended February 29, 2008	9.68	0.38		(0.42)	(0.04)	(0.41)
Year Ended February 28, 2007	9.66	0.38		0.04	0.42	(0.40)
July 1, 2005 through February 28, 2006 (h)	9.75	0.22		(0.08)	0.14	(0.23)
Year Ended June 30, 2005	9.81	0.21		(0.03)	0.18	(0.24)

Select Class
Year Ended February 28, 2010	7.80	0.26	(e)	1.11 (f)	1.37	(0.27)
Year Ended February 28, 2009	9.31	0.38	(e)	(1.50)	(1.12)	(0.39)
Year Ended February 29, 2008	9.77	0.49		(0.47)	0.02	(0.48)
Year Ended February 28, 2007	9.74	0.47		0.03	0.50	(0.47)
July 1, 2005 through February 28, 2006 (h)	9.83	0.27		(0.08)	0.19	(0.28)
Year Ended June 30, 2005	9.88	0.29		(0.03)	0.26	(0.31)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Adviser reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) per share and less than 0.01% to total return.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

112	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$8.90	17.61	%(f)	$74,529	0.67%	2.88%	0.98%	23%
7.80	(12.52)		52,560	0.70	4.12	0.95	—
9.31	(0.06	)(g)	104,590	0.70	4.70	0.91	15
9.77	5.03		121,385	0.70	4.53	0.91	26
9.74	1.81		219,258	0.70	3.81	0.91	9
9.83	2.36		281,966	0.70	2.67	1.05	26

8.83	17.01	(f)	1,845	1.17	2.58	1.49	23
7.74	(12.97)		6,423	1.20	3.62	1.44	—
9.24	(0.56	)(g)	18,797	1.20	4.20	1.41	15
9.70	4.54		32,930	1.20	4.04	1.41	26
9.67	1.46		48,750	1.20	3.31	1.41	9
9.76	1.87		62,135	1.20	2.18	1.65	26

8.82	17.22	(f)	65,806	1.17	2.41	1.48	23
7.72	(13.09)		65,241	1.20	3.63	1.44	—
9.23	(0.47	)(g)	145,000	1.20	4.20	1.41	15
9.68	4.45		242,277	1.20	4.04	1.41	26
9.66	1.46		338,830	1.20	3.31	1.41	9
9.75	1.88		438,955	1.20	2.17	1.66	26

8.90	17.91	(f)	183,481	0.42	3.14	0.73	23
7.80	(12.27)		179,116	0.45	4.37	0.70	—
9.31	0.18	(g)	352,600	0.45	4.95	0.66	15
9.77	5.29		565,561	0.45	4.79	0.66	26
9.74	1.96		668,770	0.45	4.07	0.66	9
9.83	2.71		764,427	0.45	2.91	0.74	26

JULY 1, 2010	113

Financial Highlights (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Mortgage-Backed Securities Fund
Class A
Year Ended February 28, 2010	$10.42	$0.73	$0.82	$1.55	$(0.75)
Year Ended February 28, 2009	10.97	0.61	(0.57)	0.04	(0.59)
Year Ended February 29, 2008	10.65	0.50	0.31	0.81	(0.49)
Year Ended February 28, 2007	10.54	0.47	0.10	0.57	(0.46)
July 1, 2005 through February 28, 2006 (f)	10.83	0.33	(0.29)	0.04	(0.33)
Year Ended June 30, 2005	10.77	0.49	0.08	0.57	(0.51)

Select Class
Year Ended February 28, 2010	10.23	0.76	0.79	1.55	(0.77)
Year Ended February 28, 2009	10.79	0.62	(0.57)	0.05	(0.61)
Year Ended February 29, 2008	10.48	0.52	0.31	0.83	(0.52)
Year Ended February 28, 2007	10.38	0.49	0.10	0.59	(0.49)
July 1, 2005 through February 28, 2006 (f)	10.67	0.34	(0.29)	0.05	(0.34)
Year Ended June 30, 2005	10.61	0.42	0.17	0.59	(0.53)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

114	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$11.22	15.26%		$101,955	0.64%	6.58%	0.99%	21%
10.42	0.41		16,189	0.65	5.69	0.99	15
10.97	7.88	(e)	18,011	0.65	4.70	0.98	16
10.65	5.60		14,063	0.65	4.46	0.98	18
10.54	0.35		13,826	0.65	4.68	0.97	16
10.83	5.40		15,077	0.65	4.50	0.92	25

11.01	15.64		425,701	0.39	6.87	0.74	21
10.23	0.58		88,231	0.40	5.93	0.74	15
10.79	8.18	(e)	96,870	0.40	4.94	0.73	16
10.48	5.83		111,656	0.40	4.71	0.73	18
10.38	0.54		103,491	0.40	4.92	0.72	16
10.67	5.70		123,104	0.40	4.54	0.55	25

JULY 1, 2010	115

Financial Highlights (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Real Return Fund
Class A
Year Ended February 28, 2010	$8.63	$0.27	$0.72	$0.99	$(0.33)
Year Ended February 28, 2009	10.13	0.22	(1.33)	(1.11)	(0.39)
Year Ended February 29, 2008	9.52	0.54	0.58	1.12	(0.51)
September 1, 2006 through February 28, 2007 (f)	9.51	0.04	0.03	0.07	(0.06)
Year Ended August 31, 2006 (g)	10.00	0.42	(0.46)	(0.04)	(0.45)

Class C
Year Ended February 28, 2010	8.58	0.24	0.69	0.93	(0.29)
Year Ended February 28, 2009	10.08	0.16	(1.30)	(1.14)	(0.36)
Year Ended February 29, 2008	9.49	0.50	0.57	1.07	(0.48)
September 1, 2006 through February 28, 2007 (f)	9.50	0.02	0.02	0.04	(0.05)
Year Ended August 31, 2006 (g)	10.00	0.41	(0.50)	(0.09)	(0.41)

Select Class
Year Ended February 28, 2010	8.66	0.33	0.69	1.02	(0.35)
Year Ended February 28, 2009	10.16	0.19	(1.29)	(1.10)	(0.40)
Year Ended February 29, 2008	9.54	0.52	0.63	1.15	(0.53)
September 1, 2006 through February 28, 2007 (f)	9.53	0.06	0.02	0.08	(0.07)
Year Ended August 31, 2006 (g)	10.00	0.48	(0.49)	(0.01)	(0.46)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Includes interest expense of 0.01%.
(f)	The Fund changed its fiscal year end from August 31 to the last day of February.
(g)	Commencement of operations was September 1, 2005.

116	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
		Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$9.29	11.59%	$32,408	0.85%		2.76%	1.13%	24%
8.63	(11.29)	9,090	0.91	(e)	2.26	1.48	335
10.13	12.30	5,171	0.90		4.60	1.92	494
9.52	0.78	630	0.90		0.85	1.34	154
9.51	(0.33)	584	0.90		3.96	1.45	223

9.22	11.00	44,774	1.38		1.91	1.61	24
8.58	(11.64)	7,848	1.41	(e)	2.39	1.97	335
10.08	11.71	4,023	1.40		3.36	2.75	494
9.49	0.48	27	1.40		0.41	1.85	154
9.50	(0.80)	24	1.40		4.58	1.95	223

9.33	11.91	60,951	0.62		3.54	0.94	24
8.66	(11.11)	38,458	0.66	(e)	2.66	1.23	335
10.16	12.63	61,551	0.65		5.50	1.31	494
9.54	0.83	61,757	0.65		1.18	1.09	154
9.53	0.01	58,882	0.65		5.20	1.21	223

JULY 1, 2010	117

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Short Duration Bond Fund
Class A
Year Ended February 28, 2010	$10.61	$0.26	(e)	$0.29	$0.55	$(0.26)
Year Ended February 28, 2009	10.80	0.38		(0.19)	0.19	(0.38)
Year Ended February 29, 2008	10.52	0.44	(e)	0.26	0.70	(0.42)
Year Ended February 28, 2007	10.43	0.39	(e)	0.10	0.49	(0.40)
July 1, 2005 through February 28, 2006 (g)	10.51	0.21		(0.08)	0.13	(0.21)
Year Ended June 30, 2005	10.62	0.28		(0.10)	0.18	(0.29)

Class B
Year Ended February 28, 2010	10.70	0.22	(e)	0.28	0.50	(0.20)
Year Ended February 28, 2009	10.88	0.35		(0.21)	0.14	(0.32)
Year Ended February 29, 2008	10.60	0.39	(e)	0.26	0.65	(0.37)
Year Ended February 28, 2007	10.50	0.33	(e)	0.11	0.44	(0.34)
July 1, 2005 through February 28, 2006 (g)	10.59	0.17		(0.09)	0.08	(0.17)
Year Ended June 30, 2005	10.69	0.23		(0.09)	0.14	(0.24)

Class C
Year Ended February 28, 2010	10.68	0.20	(e)	0.30	0.50	(0.21)
Year Ended February 28, 2009	10.87	0.33		(0.20)	0.13	(0.32)
Year Ended February 29, 2008	10.59	0.39	(e)	0.26	0.65	(0.37)
Year Ended February 28, 2007	10.49	0.33	(e)	0.11	0.44	(0.34)
July 1, 2005 through February 28, 2006 (g)	10.58	0.16		(0.08)	0.08	(0.17)
Year Ended June 30, 2005	10.68	0.22		(0.08)	0.14	(0.24)

Select Class
Year Ended February 28, 2010	10.62	0.29	(e)	0.30	0.59	(0.29)
Year Ended February 28, 2009	10.80	0.40		(0.18)	0.22	(0.40)
Year Ended February 29, 2008	10.53	0.46	(e)	0.26	0.72	(0.45)
Year Ended February 28, 2007	10.44	0.41	(e)	0.10	0.51	(0.42)
July 1, 2005 through February 28, 2006 (g)	10.52	0.23		(0.08)	0.15	(0.23)
Year Ended June 30, 2005	10.63	0.32		(0.12)	0.20	(0.31)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

118	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$10.90	5.23%		$255,356	0.79%	2.43%	0.88%	31%
10.61	1.79		90,891	0.80	3.55	0.89	51
10.80	6.84	(f)	56,496	0.80	4.14	0.91	40
10.52	4.75		94,199	0.80	3.69	0.91	44
10.43	1.22		93,187	0.80	2.97	0.91	22
10.51	1.72		97,744	0.80	2.64	1.10	27

11.00	4.71		3,458	1.29	2.05	1.38	31
10.70	1.32		6,668	1.30	3.09	1.39	51
10.88	6.23	(f)	11,328	1.30	3.65	1.41	40
10.60	4.27		17,787	1.30	3.17	1.41	44
10.50	0.79		22,899	1.30	2.46	1.41	22
10.59	1.31		29,369	1.30	2.13	1.71	27

10.97	4.76		344,957	1.29	1.83	1.38	31
10.68	1.27		22,625	1.30	3.06	1.39	51
10.87	6.26	(f)	19,135	1.30	3.64	1.41	40
10.59	4.26		20,777	1.30	3.15	1.41	44
10.49	0.79		38,266	1.30	2.46	1.41	22
10.58	1.30		56,296	1.30	2.12	1.71	27

10.92	5.57		5,163,875	0.54	2.67	0.63	31
10.62	2.12		2,029,713	0.55	3.80	0.64	51
10.80	7.03	(f)	1,255,422	0.55	4.31	0.64	40
10.53	4.99		277,452	0.55	3.89	0.66	44
10.44	1.39		497,708	0.55	3.21	0.66	22
10.52	1.94		559,775	0.55	2.85	0.79	27

JULY 1, 2010	119

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Short Term Bond Fund II
Class A
Year Ended February 28, 2010	$8.76	$0.20	(e)	$0.11 (f)	$0.31	$(0.22)
Year Ended February 28, 2009	9.66	0.34	(e)	(0.90)	(0.56)	(0.34)
Year Ended February 29, 2008	9.84	0.45		(0.18)	0.27	(0.45)
September 1, 2006 through February 28, 2007 (g)	9.84	0.22	(e)	0.02	0.24	(0.24)
Year Ended August 31, 2006	10.02	0.45		(0.20)	0.25	(0.43)
Year Ended August 31, 2005	10.21	0.31		(0.20)	0.11	(0.30)

Select Class
Year Ended February 28, 2010	8.77	0.22	(e)	0.12 (f)	0.34	(0.24)
Year Ended February 28, 2009	9.68	0.37	(e)	(0.92)	(0.55)	(0.36)
Year Ended February 29, 2008	9.86	0.51		(0.22)	0.29	(0.47)
September 1, 2006 through February 28, 2007 (g)	9.86	0.23	(e)	0.02	0.25	(0.25)
Year Ended August 31, 2006	10.03	0.47		(0.19)	0.28	(0.45)
Year Ended August 31, 2005	10.22	0.32		(0.18)	0.14	(0.33)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Adviser reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) per share and less than 0.01% to total return.
(g)	The Fund changed its fiscal year end from August 31 to the last day of February.

120	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$8.85	3.61	%(f)	$7,263	0.74%	2.26%	1.05%	48%
8.76	(5.93)		6,456	0.75	3.61	1.09	91
9.66	2.78		22,655	0.75	4.51	1.01	338
9.84	2.42		24,652	0.75	4.53	0.98	246
9.84	2.56		32,557	0.75	4.46	0.95	479
10.02	1.09		41,311	0.75	2.94	1.00	201

8.87	3.98	(f)	2,366	0.49	2.51	0.84	48
8.77	(5.76)		5,611	0.50	3.92	0.83	91
9.68	3.02		83,064	0.50	4.76	0.75	338
9.86	2.54		151,633	0.50	4.75	0.72	246
9.86	2.91		375,097	0.50	4.71	0.70	479
10.03	1.35		432,056	0.50	3.21	0.68	201

JULY 1, 2010	121

Financial Highlights (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Strategic Income Opportunities Fund
Class A
Year Ended February 28, 2010	$9.96	$0.41		$1.66	(g)	$2.07	$(0.41)	$(0.06)	$(0.47)
October 13, 2008 (e) through February 28, 2009	10.00	0.09	(f)	0.15		0.24	(0.11)	(0.17)	(0.28)

Class C
Year Ended February 28, 2010	9.96	0.36		1.66	(g)	2.02	(0.37)	(0.06)	(0.43)
October 13, 2008 (e) through February 28, 2009	10.00	0.08	(f)	0.15		0.23	(0.10)	(0.17)	(0.27)

Select Class
Year Ended February 28, 2010	9.97	0.43		1.67	(g)	2.10	(0.43)	(0.06)	(0.49)
October 13, 2008 (e) through February 28, 2009	10.00	0.11	(f)	0.15		0.26	(0.12)	(0.17)	(0.29)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.
(g)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from operational errors. The impact was less than $0.01 to net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return.

122	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$11.56	21.06	%(g)	$1,353,000	0.91%	3.54%	1.08%	60%
9.96	2.46		4,084	1.00	2.24	1.68	60

11.55	20.47	(g)	599,969	1.41	3.06	1.58	60
9.96	2.29		958	1.50	2.00	2.34	60

11.58	21.35	(g)	5,298,051	0.66	3.82	0.84	60
9.97	2.65		340,662	0.75	2.99	1.76	60

JULY 1, 2010	123

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Total Return Fund
Class A
Year Ended February 28, 2010	$9.15	$0.50	$1.58	(e)	$2.08	$(0.54)	$(0.32)	$(0.86)
June 16, 2008 (g) through February 28, 2009	10.00	0.35	(0.82)		(0.47)	(0.33)	(0.05)	(0.38)

Class C
Year Ended February 28, 2010	9.15	0.42	1.59	(e)	2.01	(0.48)	(0.32)	(0.80)
June 16, 2008 (g) through February 28, 2009	10.00	0.31	(0.82)		(0.51)	(0.29)	(0.05)	(0.34)

Select Class
Year Ended February 28, 2010	9.15	0.53	1.57	(e)	2.10	(0.55)	(0.32)	(0.87)
June 16, 2008 (g) through February 28, 2009	10.00	0.34	(0.81)		(0.47)	(0.33)	(0.05)	(0.38)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Without this payment, net realized and unrealized gain (losses) on investments per share would have been $1.56 and the total return would have been 23.37% for Select Class Shares. The impact was less than $0.01 to net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class A and Class C Shares.
(f)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(g)	Commencement of operations.

124	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$10.37	23.27	%(e)	$59	0.71%	5.02%	0.95%		572%
9.15	(4.80)		48	0.75	5.19	2.76	(f)	353

10.36	22.43	(e)	111	1.36	4.38	1.45		572
9.15	(5.17)		47	1.40	4.54	3.26	(f)	353

10.38	23.48	(e)	356,619	0.61	5.07	0.70		572
9.15	(4.74)		650,518	0.65	5.70	0.79	(f)	353

JULY 1, 2010	125

Financial Highlights (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Treasury & Agency Fund
Class A
Year Ended February 28, 2010	$10.17	$0.22	(e)	$0.12	$0.34	$(0.22)	$(0.33)	$(0.55)
Year Ended February 28, 2009	10.04	0.11		0.20	0.31	(0.18)	—	(0.18)
Year Ended February 29, 2008	9.72	0.42		0.31	0.73	(0.41)	—	(0.41)
Year Ended February 28, 2007	9.75	0.46		(0.03)	0.43	(0.46)	—	(0.46)
July 1, 2005 through February 28, 2006 (g)	10.00	0.32		(0.25)	0.07	(0.32)	—	(0.32)
Year Ended June 30, 2005	10.31	0.42		(0.20)	0.22	(0.42)	(0.11)	(0.53)

Class B
Year Ended February 28, 2010	10.15	0.18	(e)	0.11	0.29	(0.17)	(0.33)	(0.50)
Year Ended February 28, 2009	10.03	0.16		0.10	0.26	(0.14)	—	(0.14)
Year Ended February 29, 2008	9.71	0.42		0.26	0.68	(0.36)	—	(0.36)
Year Ended February 28, 2007	9.74	0.43		(0.05)	0.38	(0.41)	—	(0.41)
July 1, 2005 through February 28, 2006 (g)	9.99	0.29		(0.25)	0.04	(0.29)	—	(0.29)
Year Ended June 30, 2005	10.30	0.38		(0.21)	0.17	(0.37)	(0.11)	(0.48)

Select Class
Year Ended February 28, 2010	10.16	0.24	(e)	0.12	0.36	(0.24)	(0.33)	(0.57)
Year Ended February 28, 2009	10.02	0.13		0.22	0.35	(0.21)	—	(0.21)
Year Ended February 29, 2008	9.70	0.44		0.31	0.75	(0.43)	—	(0.43)
Year Ended February 28, 2007	9.74	0.48		(0.04)	0.44	(0.48)	—	(0.48)
July 1, 2005 through February 28, 2006 (g)	9.99	0.33		(0.25)	0.08	(0.33)	—	(0.33)
Year Ended June 30, 2005	10.30	0.44		(0.19)	0.25	(0.45)	(0.11)	(0.56)
(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

126	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$9.96	3.39%		$99,593	0.69%	2.12%	0.97%	51%
10.17	3.18		114,609	0.70	0.99	0.94	154
10.04	7.71	(f)	77,234	0.69	4.33	1.01	83
9.72	4.48		69,390	0.70	4.70	1.03	10
9.75	0.71		77,632	0.70	4.83	1.03	20
10.00	2.22		82,360	0.67	4.05	0.99	22

9.94	2.86		1,588	1.19	1.75	1.47	51
10.15	2.64		3,538	1.20	1.07	1.43	154
10.03	7.17	(f)	6,691	1.20	3.96	1.52	83
9.71	3.97		10,948	1.20	4.19	1.53	10
9.74	0.39		16,720	1.20	4.34	1.53	20
9.99	1.70		23,012	1.17	3.45	1.60	22

9.95	3.63		427,880	0.44	2.40	0.72	51
10.16	3.52		552,538	0.45	1.54	0.69	154
10.02	8.01	(f)	620,461	0.43	3.98	0.74	83
9.70	4.65		67,699	0.45	4.95	0.78	10
9.74	0.87		48,965	0.45	5.07	0.79	20
9.99	2.48		45,461	0.42	4.30	0.67	22

JULY 1, 2010	127

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION

AFFECTING THE JPMT II FUNDS

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA), entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. JPMIA was the investment adviser to certain J.P. Morgan Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment adviser to such Funds. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. On May 20, 2010, the court granted preliminary approval of the settlement and ordered that notice be provided to certain designated shareholders. The settlement is subject to final court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds. As noted above, the settlement agreement with the NYAG required JPMIA to establish reduced “net management fee rates” for certain Funds (Reduced Rate Funds). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent JPMIA and its affiliates agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates remained in place through September 27, 2009. To the extent that a Reduced Rate Fund merged into another Fund, the Reduced Rate was required to carry forward and apply with respect to the acquiring Fund.

JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, JPMorgan Equity Income Fund and JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) were subject to a Reduced Rate. The Reduced Rate on various classes of the Reduced Rate Funds were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

128	J.P. MORGAN INCOME FUNDS

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

The table below shows the ratios for Class A, Class B, Class C and Select Shares of the Funds offered in this prospectus.

	Class	Net Expense Ratio	Gross Expense Ratio

JPMorgan Limited Duration Bond Fund	A	0.74%	1.02%
	B	1.24%	1.53%
	C	1.24%	1.52%
	Select	0.49%	0.77%

JPMorgan Treasury & Agency Fund	A	0.71%	0.98%
	B	1.21%	1.48%
	C	1.21%	1.48%
	Select	0.46%	0.73%

JPMorgan Short Duration Bond Fund	A	0.81%	0.89%
	B	1.31%	1.39%
	C	1.31%	1.39%
	Select	0.56%	0.64%

JPMorgan Core Bond Fund	A	0.77%	0.99%
	B	1.42%	1.49%
	C	1.42%	1.49%
	Select	0.60%	0.74%

JPMorgan Core Plus Bond Fund	A	0.76%	0.98%
	B	1.41%	1.49%
	C	1.41%	1.47%
	Select	0.66%	0.74%

JPMorgan Mortgage-Backed Securities Fund	A	0.66%	1.00%
	Select	0.41%	0.75%

JPMorgan Government Bond Fund	A	0.76%	1.04%
	B	1.49%	1.54%
	C	1.49%	1.54%
	Select	0.56%	0.79%

JPMorgan High Yield Fund	A	1.16%	1.33%
	B	1.81%	1.83%
	C	1.81%	1.84%
	Select	0.91%	1.09%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 7/1/10, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

JULY 1, 2010	129

Legal Proceedings and Additional Fee and Expense Information (continued)

•

The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

130	J.P. MORGAN INCOME FUNDS

JPMorgan Limited Duration Bond Fund

	Class A				Class C
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2011	$299	2.64%	1.91%	1.91%	$126	5.00%	3.76%	3.76%
June 30, 2012	106	7.77	5.97	3.98	160	10.25	7.37	3.48
June 30, 2013	110	13.16	10.19	3.98	166	15.76	11.11	3.48
June 30, 2014	115	18.82	14.57	3.98	172	21.55	14.97	3.48
June 30, 2015	119	24.76	19.13	3.98	178	27.63	18.97	3.48
June 30, 2016	124	30.99	23.87	3.98	184	34.01	23.12	3.48
June 30, 2017	129	37.54	28.81	3.98	190	40.71	27.40	3.48
June 30, 2018	134	44.42	33.93	3.98	197	47.75	31.83	3.48
June 30, 2019	139	51.64	39.26	3.98	204	55.13	36.42	3.48
June 30, 2020	145	59.22	44.80	3.98	211	62.89	41.17	3.48

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2011	$126	$426	5.00%	2.00%	3.76%	0.76%	3.76%	0.76%
June 30, 2012	162	462	10.25	7.25	7.36	4.36	3.47	0.58
June 30, 2013	167	367	15.76	13.76	11.09	9.09	3.47	1.61
June 30, 2014	173	273	21.55	20.55	14.94	13.94	3.47	2.57
June 30, 2015	179	179	27.63	27.63	18.93	18.93	3.47	3.47
June 30, 2016	185	185	34.01	34.01	23.06	23.06	3.47	3.47
June 30, 2017	128	128	40.71	40.71	27.95	27.95	3.98	3.98
June 30, 2018	133	133	47.75	47.75	33.05	33.05	3.98	3.98
June 30, 2019	138	138	55.13	55.13	38.34	38.34	3.98	3.98
June 30, 2020	144	144	62.89	62.89	43.85	43.85	3.98	3.98

1	Class B shares automatically convert to Class A shares after six years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2011	$50	5.00%	4.51%	4.51%
June 30, 2012	82	10.25	8.93	4.23
June 30, 2013	86	15.76	13.54	4.23
June 30, 2014	89	21.55	18.34	4.23
June 30, 2015	93	27.63	23.35	4.23
June 30, 2016	97	34.01	28.56	4.23
June 30, 2017	101	40.71	34.00	4.23
June 30, 2018	105	47.75	39.67	4.23
June 30, 2019	110	55.13	45.58	4.23
June 30, 2020	114	62.89	51.74	4.23

JULY 1, 2010	131

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Treasury & Agency Fund

	Class A				Class C
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2011	$296	2.64%	1.94%	1.94%	$123	5.00%	3.79%	3.79%
June 30, 2012	102	7.77	6.04	4.02	156	10.25	7.44	3.52
June 30, 2013	106	13.16	10.30	4.02	162	15.76	11.23	3.52
June 30, 2014	110	18.82	14.74	4.02	168	21.55	15.14	3.52
June 30, 2015	115	24.76	19.35	4.02	173	27.63	19.19	3.52
June 30, 2016	119	30.99	24.15	4.02	180	34.01	23.39	3.52
June 30, 2017	124	37.54	29.14	4.02	186	40.71	27.73	3.52
June 30, 2018	129	44.42	34.33	4.02	192	47.75	32.23	3.52
June 30, 2019	134	51.64	39.73	4.02	199	55.13	36.88	3.52
June 30, 2020	140	59.22	45.35	4.02	206	62.89	41.70	3.52

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2011	$123	$423	5.00%	2.00%	3.79%	0.79%	3.79%	0.79%
June 30, 2012	156	456	10.25	7.25	7.44	4.44	3.52	0.63
June 30, 2013	162	362	15.76	13.76	11.23	9.23	3.52	1.66
June 30, 2014	168	268	21.55	20.55	15.14	14.14	3.52	2.62
June 30, 2015	173	173	27.63	27.63	19.19	19.19	3.52	3.52
June 30, 2016	180	180	34.01	34.01	23.39	23.39	3.52	3.52
June 30, 2017	123	123	40.71	40.71	28.35	28.35	4.02	4.02
June 30, 2018	128	128	47.75	47.75	33.51	33.51	4.02	4.02
June 30, 2019	133	133	55.13	55.13	38.88	38.88	4.02	4.02
June 30, 2020	139	139	62.89	62.89	44.46	44.46	4.02	4.02

1	Class B shares automatically convert to Class A shares after six years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2011	$47	5.00%	4.54%	4.54%
June 30, 2012	78	10.25	9.00	4.27
June 30, 2013	81	15.76	13.66	4.27
June 30, 2014	85	21.55	18.51	4.27
June 30, 2015	88	27.63	23.57	4.27
June 30, 2016	92	34.01	28.85	4.27
June 30, 2017	96	40.71	34.35	4.27
June 30, 2018	100	47.75	40.09	4.27
June 30, 2019	104	55.13	46.07	4.27
June 30, 2020	109	62.89	52.31	4.27

132	J.P. MORGAN INCOME FUNDS

JPMorgan Short Duration Bond Fund

	Class A				Class C
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2011	$306	2.64%	1.85%	1.85%	$133	5.00%	3.69%	3.69%
June 30, 2012	93	7.77	6.03	4.11	147	10.25	7.43	3.61
June 30, 2013	96	13.16	10.39	4.11	152	15.76	11.31	3.61
June 30, 2014	100	18.82	14.93	4.11	158	21.55	15.33	3.61
June 30, 2015	104	24.76	19.65	4.11	163	27.63	19.49	3.61
June 30, 2016	109	30.99	24.57	4.11	169	34.01	23.81	3.61
June 30, 2017	113	37.54	29.69	4.11	175	40.71	28.28	3.61
June 30, 2018	118	44.42	35.02	4.11	182	47.75	32.91	3.61
June 30, 2019	123	51.64	40.57	4.11	188	55.13	37.71	3.61
June 30, 2020	128	59.22	46.34	4.11	195	62.89	42.68	3.61

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2011	$133	$433	5.00%	2.00%	3.69%	0.69%	3.69%	0.69%
June 30, 2012	147	447	10.25	7.25	7.43	4.43	3.61	0.72
June 30, 2013	152	352	15.76	13.76	11.31	9.31	3.61	1.75
June 30, 2014	158	258	21.55	20.55	15.33	14.33	3.61	2.71
June 30, 2015	163	163	27.63	27.63	19.49	19.49	3.61	3.61
June 30, 2016	169	169	34.01	34.01	23.81	23.81	3.61	3.61
June 30, 2017	112	112	40.71	40.71	28.90	28.90	4.11	4.11
June 30, 2018	117	117	47.75	47.75	34.19	34.19	4.11	4.11
June 30, 2019	122	122	55.13	55.13	39.71	39.71	4.11	4.11
June 30, 2020	127	127	62.89	62.89	45.45	45.45	4.11	4.11

1	Class B shares automatically convert to Class A shares after six years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2011	$57	5.00%	4.44%	4.44%
June 30, 2012	68	10.25	8.99	4.36
June 30, 2013	71	15.76	13.75	4.36
June 30, 2014	74	21.55	18.71	4.36
June 30, 2015	78	27.63	23.88	4.36
June 30, 2016	81	34.01	29.28	4.36
June 30, 2017	85	40.71	34.92	4.36
June 30, 2018	88	47.75	40.80	4.36
June 30, 2019	92	55.13	46.94	4.36
June 30, 2020	96	62.89	53.35	4.36

JULY 1, 2010	133

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Core Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2011	$451	1.06%	0.32%	0.32%	$145	5.00%	3.58%	3.58%
June 30, 2012	101	6.12	4.34	4.01	157	10.25	7.22	3.51
June 30, 2013	105	11.42	8.53	4.01	163	15.76	10.98	3.51
June 30, 2014	110	16.99	12.88	4.01	168	21.55	14.87	3.51
June 30, 2015	114	22.84	17.41	4.01	174	27.63	18.91	3.51
June 30, 2016	119	28.98	22.11	4.01	180	34.01	23.08	3.51
June 30, 2017	123	35.43	27.01	4.01	187	40.71	27.40	3.51
June 30, 2018	128	42.21	32.10	4.01	193	47.75	31.87	3.51
June 30, 2019	133	49.32	37.40	4.01	200	55.13	36.50	3.51
June 30, 2020	139	56.78	42.91	4.01	207	62.89	41.29	3.51

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2011) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$245	4.00%	2.58%	2.58%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2011	$145	$645	5.00%	0.00%	3.58%	–1.42%	3.58%	–1.42%
June 30, 2012	157	557	10.25	6.25	7.22	3.22	3.51	–0.35
June 30, 2013	163	463	15.76	12.76	10.98	7.98	3.51	0.71
June 30, 2014	168	468	21.55	18.55	14.87	11.87	3.51	0.81
June 30, 2015	174	374	27.63	25.63	18.91	16.91	3.51	1.77
June 30, 2016	180	280	34.01	33.01	23.08	22.08	3.51	2.67
June 30, 2017	187	187	40.71	40.71	27.40	27.40	3.51	3.51
June 30, 2018	193	193	47.75	47.75	31.87	31.87	3.51	3.51
June 30, 2019	133	133	55.13	55.13	37.16	37.16	4.01	4.01
June 30, 2020	139	139	62.89	62.89	42.66	42.66	4.01	4.01

1	Class B shares automatically convert to Class A shares after eight years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

134	J.P. MORGAN INCOME FUNDS

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2011	$61	5.00%	4.40%	4.40%
June 30, 2012	79	10.25	8.85	4.26
June 30, 2013	82	15.76	13.48	4.26
June 30, 2014	86	21.55	18.32	4.26
June 30, 2015	89	27.63	23.36	4.26
June 30, 2016	93	34.01	28.61	4.26
June 30, 2017	97	40.71	34.09	4.26
June 30, 2018	101	47.75	39.81	4.26
June 30, 2019	106	55.13	45.76	4.26
June 30, 2020	110	62.89	51.97	4.26

JULY 1, 2010	135

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Core Plus Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2011	$450	1.06%	0.33%	0.33%	$144	5.00%	3.59%	3.59%
June 30, 2012	100	6.12	4.36	4.02	155	10.25	7.25	3.53
June 30, 2013	104	11.42	8.56	4.02	160	15.76	11.03	3.53
June 30, 2014	109	16.99	12.92	4.02	166	21.55	14.95	3.53
June 30, 2015	113	22.84	17.46	4.02	172	27.63	19.01	3.53
June 30, 2016	117	28.98	22.19	4.02	178	34.01	23.21	3.53
June 30, 2017	122	35.43	27.10	4.02	184	40.71	27.56	3.53
June 30, 2018	127	42.21	32.21	4.02	191	47.75	32.06	3.53
June 30, 2019	132	49.32	37.52	4.02	198	55.13	36.72	3.53
June 30, 2020	137	56.78	43.05	4.02	205	62.89	41.55	3.53

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2011) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$244	4.00%	2.59%	2.59%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2011	$144	$644	5.00%	0.00%	3.59%	–1.41%	3.59%	–1.41%
June 30, 2012	157	557	10.25	6.25	7.23	3.23	3.51	–0.35
June 30, 2013	163	463	15.76	12.76	10.99	7.99	3.51	0.71
June 30, 2014	168	468	21.55	18.55	14.89	11.89	3.51	0.81
June 30, 2015	174	374	27.63	25.63	18.92	16.92	3.51	1.77
June 30, 2016	180	280	34.01	33.01	23.09	22.09	3.51	2.67
June 30, 2017	187	187	40.71	40.71	27.41	27.41	3.51	3.51
June 30, 2018	193	193	47.75	47.75	31.88	31.88	3.51	3.51
June 30, 2019	132	132	55.13	55.13	37.19	37.19	4.02	4.02
June 30, 2020	137	137	62.89	62.89	42.70	42.70	4.02	4.02

1	Class B shares automatically convert to Class A shares after eight years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

136	J.P. MORGAN INCOME FUNDS

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2011	$67	5.00%	4.34%	4.34%
June 30, 2012	79	10.25	8.78	4.26
June 30, 2013	82	15.76	13.42	4.26
June 30, 2014	86	21.55	18.25	4.26
June 30, 2015	89	27.63	23.29	4.26
June 30, 2016	93	34.01	28.54	4.26
June 30, 2017	97	40.71	34.02	4.26
June 30, 2018	101	47.75	39.73	4.26
June 30, 2019	106	55.13	45.68	4.26
June 30, 2020	110	62.89	51.88	4.26

JULY 1, 2010	137

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Mortgage Backed Securities Fund

	Class A
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2011	$440	1.06%	0.43%	0.43%
June 30, 2012	102	6.12	4.44	4.00
June 30, 2013	107	11.42	8.62	4.00
June 30, 2014	111	16.99	12.97	4.00
June 30, 2015	115	22.84	17.49	4.00
June 30, 2016	120	28.98	22.19	4.00
June 30, 2017	125	35.43	27.07	4.00
June 30, 2018	130	42.21	32.16	4.00
June 30, 2019	135	49.32	37.44	4.00
June 30, 2020	140	56.78	42.94	4.00

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2011	$42	5.00%	4.59%	4.59%
June 30, 2012	80	10.25	9.04	4.25
June 30, 2013	84	15.76	13.67	4.25
June 30, 2014	87	21.55	18.50	4.25
June 30, 2015	91	27.63	23.54	4.25
June 30, 2016	95	34.01	28.79	4.25
June 30, 2017	99	40.71	34.26	4.25
June 30, 2018	103	47.75	39.97	4.25
June 30, 2019	107	55.13	45.91	4.25
June 30, 2020	112	62.89	52.12	4.25

138	J.P. MORGAN INCOME FUNDS

JPMorgan Government Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2011	$450	1.06%	0.33%	0.33%	$152	5.00%	3.51%	3.51%
June 30, 2012	106	6.12	4.30	3.96	162	10.25	7.09	3.46
June 30, 2013	111	11.42	8.43	3.96	168	15.76	10.80	3.46
June 30, 2014	115	16.99	12.73	3.96	174	21.55	14.63	3.46
June 30, 2015	120	22.84	17.19	3.96	180	27.63	18.60	3.46
June 30, 2016	124	28.98	21.83	3.96	186	34.01	22.70	3.46
June 30, 2017	129	35.43	26.66	3.96	192	40.71	26.95	3.46
June 30, 2018	134	42.21	31.67	3.96	199	47.75	31.34	3.46
June 30, 2019	140	49.32	36.89	3.96	206	55.13	35.88	3.46
June 30, 2020	145	56.78	42.31	3.96	213	62.89	40.58	3.46

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2011) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$252	4.00%	2.51%	2.51%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2011	$152	$652	5.00%	0.00%	3.51%	–1.49%	3.51%	–1.49%
June 30, 2012	162	562	10.25	6.25	7.09	3.09	3.46	–0.40
June 30, 2013	168	468	15.76	12.76	10.80	7.80	3.46	0.66
June 30, 2014	174	474	21.55	18.55	14.63	11.63	3.46	0.75
June 30, 2015	180	380	27.63	25.63	18.60	16.60	3.46	1.72
June 30, 2016	186	286	34.01	33.01	22.70	21.70	3.46	2.62
June 30, 2017	192	192	40.71	40.71	26.95	26.95	3.46	3.46
June 30, 2018	199	199	47.75	47.75	31.34	31.34	3.46	3.46
June 30, 2019	139	139	55.13	55.13	36.54	36.54	3.96	3.96
June 30, 2020	145	145	62.89	62.89	41.95	41.95	3.96	3.96

1	Class B shares automatically convert to Class A shares after eight years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2010	139

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Government Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2011	$57	5.00%	4.44%	4.44%
June 30, 2012	84	10.25	8.84	4.21
June 30, 2013	88	15.76	13.42	4.21
June 30, 2014	91	21.55	18.19	4.21
June 30, 2015	95	27.63	23.17	4.21
June 30, 2016	99	34.01	28.36	4.21
June 30, 2017	104	40.71	33.76	4.21
June 30, 2018	108	47.75	39.39	4.21
June 30, 2019	112	55.13	45.26	4.21
June 30, 2020	117	62.89	51.37	4.21

140	J.P. MORGAN INCOME FUNDS

JPMorgan High Yield Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2011	$489	1.06%	–0.05%	–0.05%	$184	5.00%	3.19%	3.19%
June 30, 2012	135	6.12	3.61	3.67	193	10.25	6.45	3.16
June 30, 2013	140	11.42	7.42	3.67	199	15.76	9.81	3.16
June 30, 2014	145	16.99	11.36	3.67	205	21.55	13.28	3.16
June 30, 2015	151	22.84	15.45	3.67	212	27.63	16.86	3.16
June 30, 2016	156	28.98	19.68	3.67	218	34.01	20.56	3.16
June 30, 2017	162	35.43	24.07	3.67	225	40.71	24.37	3.16
June 30, 2018	168	42.21	28.63	3.67	232	47.75	28.30	3.16
June 30, 2019	174	49.32	33.35	3.67	240	55.13	32.35	3.16
June 30, 2020	181	56.78	38.24	3.67	247	62.89	36.53	3.16

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2011) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$284	4.00%	2.19%	2.19%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2011	$184	$684	5.00%	0.00%	3.19%	–1.81%	3.19%	–1.81%
June 30, 2012	192	592	10.25	6.25	6.46	2.46	3.17	–0.71
June 30, 2013	198	498	15.76	12.76	9.84	6.84	3.17	0.35
June 30, 2014	204	504	21.55	18.55	13.32	10.32	3.17	0.44
June 30, 2015	211	411	27.63	25.63	16.91	14.91	3.17	1.41
June 30, 2016	217	317	34.01	33.01	20.62	19.62	3.17	2.31
June 30, 2017	224	224	40.71	40.71	24.44	24.44	3.17	3.17
June 30, 2018	231	231	47.75	47.75	28.38	28.38	3.17	3.17
June 30, 2019	174	174	55.13	55.13	33.10	33.10	3.67	3.67
June 30, 2020	180	180	62.89	62.89	37.98	37.98	3.67	3.67

1	Class B shares automatically convert to Class A shares after eight years.
2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2010	141

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan High Yield Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2011	$93	5.00%	4.09%	4.09%
June 30, 2012	116	10.25	8.16	3.91
June 30, 2013	120	15.76	12.39	3.91
June 30, 2014	125	21.55	16.78	3.91
June 30, 2015	130	27.63	21.35	3.91
June 30, 2016	135	34.01	26.09	3.91
June 30, 2017	140	40.71	31.02	3.91
June 30, 2018	146	47.75	36.15	3.91
June 30, 2019	151	55.13	41.47	3.91
June 30, 2020	157	62.89	47.00	3.91

142	J.P. MORGAN INCOME FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds, except the Emerging Markets Debt Fund, the Real Return Fund, Total Return Fund, Strategic Income Opportunities Fund and the Short Term Bond Fund II, is 811-4236.

Investment Company Act File No. for the Emerging Markets Debt Fund, the Real Return Fund, the Total Return Fund, and the Strategic Income Opportunities Fund is 811-21295.

Investment Company Act File No. for the Short Term Bond Fund II is 811-5151.

©JPMorgan Chase & Co. 2010 All rights reserved. July 2010. PR-NCABS-710

Prospectus

J.P. Morgan Income Funds

Class R2 & R5 Shares

July 1, 2010, as supplemented May 2, 2011

JPMorgan Core Bond Fund	JPMorgan Government Bond Fund
Class/Ticker: R2/JCBZX; R5/JCBRX	Class/Ticker: R2/JGBZX
JPMorgan Core Plus Bond Fund	JPMorgan High Yield Fund
Class/Ticker: R2/JCPZX	(formerly the JPMorgan High Yield Bond Fund)
JPMorgan Total Return Fund	Class/Ticker: R2/JHYZX; R5/JYHRX
Class/Ticker: R5/JMTRX	JPMorgan Emerging Markets Debt Fund
JPMorgan Strategic Income Opportunities Fund	Class/Ticker: R5/JEMRX
Class/Ticker: R5/JSORX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Core Bond Fund

Class/Ticker: R2/JCBZX; R5/JCBRX

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5
Management Fees	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses	0.42	0.23
Shareholder Service Fees	0.25	0.05
Remainder of Other Expenses	0.17	0.18
Acquired Fund Fees and Expenses	0.02	0.02

Total Annual Fund Operating Expenses[1]	1.24	0.55
Fee Waivers and Expense Reimbursements[1]	(0.22)	(0.08)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.02	0.47

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00%, and 0.45% of the average daily net assets of Class R2 and Class R5 Shares, respectively. This contract continues through 6/30/11 for Class R2 Shares and through 11/3/11 for Class R5 Shares, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/11 for Class R2 Shares and through 11/30/11 for Class R5 Shares and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	104	372	660	1,481
CLASS R5 SHARES ($)	48	168	299	682

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

JULY 1, 2010	1

JPMorgan Core Bond Fund (continued)

What are the Fund’s main investment strategies?

The Fund is designed to maximize total return by investing in a portfolio of investment grade intermediate- and long-term debt securities. As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and nonagency), stripped mortgage backed securities (interest-only or principal-only), commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents.

As a matter of fundamental policy, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. Generally, such bonds will have intermediate to long maturities. The Fund’s average weighted maturity will ordinarily range between four and 12 years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-back, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (weighted average life).

Securities will be rated investment grade (or the unrated equivalent) at the time of purchase. In addition, all securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. The adviser may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities in the adviser’s discretion. The Fund expects to invest no more than 10% of its assets in sub-prime mortgage-related securities at the time of purchase.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and forward contracts as tools in the management of portfolio assets. The Fund may also use such derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs), interest-only (IO) and principal-only (PO) stripped mortgage-backed securities are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used

2	J.P. MORGAN INCOME FUNDS

derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Foreign Issuer Risks. U.S. dollar denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such foreign countries.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class R5 Shares is based on the performance of Select Class Shares of the Fund prior to the inception of Class R5 Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. The performance of Class R2 Shares is based on the performance of Select Class Shares of the Fund prior to the inception of Class R2 Shares. All prior class performance has been adjusted to reflect the differences in expenses. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2001	5.13%
Worst Quarter	2nd quarter, 2004	–2.22%

The Fund’s year-to-date total return through 3/31/10 was 1.86%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2009)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	9.74%	5.43%	6.66%
Return After Taxes on Distributions	7.64	3.61	4.58
Return After Taxes on Distributions and Sale of Fund Shares	6.28	3.55	4.46
CLASS R2 SHARES
Return Before Taxes	9.22	4.92	6.17
BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.93	4.97	6.33
LIPPER INTERMEDIATE U.S. GOVERNMENT FUNDS INDEX
(Reflects No Deduction for Taxes)	3.25	4.83	5.76

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

JULY 1, 2010	3

JPMorgan Core Bond Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Douglas Swanson	1991	Managing Director
Christopher Nauseda	2006	Vice President

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

For Class R5 Shares, the Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan. For Class R2 Shares, the Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4	J.P. MORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund

Class/Ticker: R2/JCPZX

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R2
Management Fees	0.30%
Distribution (Rule 12b-1) Fees	0.50
Other Expenses	0.42
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.17
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses[1]	1.23
Fee Waivers and Expense Reimbursements[1]	(0.05)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.18

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.17% of the average daily net assets of Class R2 Shares. This contract continues through 6/30/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	120	385	671	1,484

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

JULY 1, 2010	5

JPMorgan Core Plus Bond Fund (continued)

What are the Fund’s main investment strategies?

As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. The Fund also may invest in bonds, convertible securities, preferred stock, loan participations and assignments (Loans) and commitments to loan assignments (Unfunded Commitments), and foreign and emerging market debt securities rated below investment grade (i.e., high yield or junk bonds) or the unrated equivalent.

As a matter of fundamental policy, the Fund will invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund’s average weighted maturity will ordinarily range between five and twenty years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-back, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (weighted average life).

The adviser will invest across the credit spectrum to provide the Fund exposure to various credit rating categories. Under normal conditions, at least 65% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment grade by a national statistical rating organization or in securities that are unrated but are deemed by the adviser to be of comparable quality. The balance of the Fund’s assets are not required to meet any minimum quality rating although the Fund will not, under normal circumstances, invest more than 35% of its total assets in below investment grade securities (or the unrated equivalent). Such securities may include so called “distressed debt” (i.e., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics).

The Fund may invest a significant portion of all of its assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage backed securities (interest-only or principal-only), commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. The Fund expects to invest no more than 10% of its assets in sub-prime mortgage-related securities at the time of purchase. The Fund may also enter into “dollar rolls” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

Up to 35% of the Fund’s net assets may be invested in foreign securities, including securities denominated in foreign currencies (some of which may be below investment grade securities). The Fund’s investments in below investment grade securities or the unrated equivalent including below investment grade foreign securities will not, under normal circumstances, exceed more than 35% of the Fund’s total assets.

In addition to direct investments in securities, the Fund may invest in derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and forward contracts as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In addition to the mortgage dollar rolls as described above, the Fund may utilize other relative value strategies involving credit-oriented trades, combinations of derivatives, and combinations of derivatives and fixed income securities. The adviser allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Fund, the adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, currency risk, and the complex legal and technical structure of the transactions. With respect to the high yield portion of the Fund, the adviser focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Unlike Ginnie

6	J.P. MORGAN INCOME FUNDS

Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Collateralized mortgage obligations (CMOs), interest-only (IO) and principal-only (PO) stripped mortgage-backed securities are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

High Yield Securities Risk. The Fund may invest in securities that are issued by companies that are highly leveraged, less credit-worthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Loan Risk. Like other high yield, corporate debt instruments, some Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” and “High Yield Securities Risk.” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually

JULY 1, 2010	7

JPMorgan Core Plus Bond Fund (continued)

large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate Investment Grade Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class R2 Shares is based on the performance of Select Class Shares prior to the inception of Class R2 Shares. All prior class performance has been adjusted to reflect the differences in expenses between classes. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. Effective September 15, 2007, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

Best Quarter	2nd quarter, 2009	5.89%
Worst Quarter	3rd quarter, 2008	–3.38%

The Fund’s year-to-date total return through 3/31/10 was 2.78%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2009)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R2 SHARES
Return Before Taxes	15.35%	4.35%	5.47%
Return After Taxes on Distributions	13.26	2.48	3.40
Return After Taxes on Distributions and Sale of Fund Shares	9.89	2.60	3.42

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.93	4.97	6.33

LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	14.30	4.18	5.74

8	J.P. MORGAN INCOME FUNDS

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Gary Madich	2006	Managing Director
Mark Jackson	1996	Vice President
Frederick Sabetta	2006	Vice President
Richard Figuly	2006	Vice President
Duane Huff	2009	Vice President

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 Shares.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

For Class R2 Shares, the Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

JULY 1, 2010	9

JPMorgan Total Return Fund

Class/Ticker: R5/JMTRX

What is the goal of the Fund?

The Fund seeks to provide high total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R5
Management Fees	0.30%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.20
Shareholder Service Fees	0.05
Remainder of Other Expenses	0.15
Acquired Fund Fees and Expenses	0.05

Total Annual Fund Operating Expenses	0.55

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	56	176	307	689

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 572% of the average value of its portfolio.

10	J.P. MORGAN INCOME FUNDS

What are the Fund’s main investment strategies?

The Fund has wide latitude to invest in all types of debt securities that the adviser believes have the potential to provide a high total return over time. As part of its principal investment strategy, the Fund may invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities and structured investments. Mortgage-related and mortgage-backed securities may be structured as adjustable rate mortgage loans, collateralized mortgage obligations (agency and non-agency), stripped mortgage backed securities (interest-only or principal-only), commercial mortgage-backed securities, and mortgage pass-through securities. These securities may be of any maturity.

The Fund may invest a significant portion or all of its assets in mortgage-backed securities in the adviser’s discretion. The Fund may invest a significant amount of its assets in sub-prime mortgage-related securities. The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, and swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use such derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

Up to 35% of the Fund’s total assets may be invested in foreign securities, including emerging markets debt securities and debt securities denominated in foreign currencies. Investments may be issued or guaranteed by a wide variety of entities including governments and their agencies and instrumentalities, corporations, financial institutions and supranational organizations. The Fund typically will seek to hedge approximately 70% of its non-dollar investments back to the U.S. dollar, through the use of derivatives including forward foreign currency contracts, but may not always do so.

Under normal circumstances, 65% of the Fund’s net assets will be invested in securities that, at the time of purchase, are rated investment-grade (or the unrated equivalent). Up to 35% of the Fund’s net assets may be invested in securities rated below investment grade (junk bonds) including so called “distressed debt” (e.g., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics). The Fund may also invest in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities. The Fund may also invest in inflation-linked debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities such as Treasury Inflation Protected Securities (TIPS) or issued by other entities such as corporations, foreign governments and other foreign issuers.

The Fund may invest in loan assignments and participations (Loans) and commitments to purchase loan assignments. As part of its principal investment strategy, the Fund may invest any portion of its total assets in cash and cash equivalents. The Fund may engage in short sales.

The adviser buys and sells investments for the Fund by analyzing both individual securities and different market sectors within broader interest rate, investment and sector themes established by the adviser’s macro team. The adviser looks for individual investments that it believes will perform well over market cycles based on a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction

JULY 1, 2010	11

JPMorgan Total Return Fund (continued)

costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Yield Securities and Loan Risks. The Fund may invest in securities including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity. Loans are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, and lack of publicly available information.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs), interest-only (IO)

and principal-only (PO) stripped mortgage-backed securities are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Short Selling Risk. The Fund may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not be able to borrow a security it wants to sell short and/or may have to sell long positions at disadvantageous times to cover its short positions. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. In addition, the Fund may enter into mortgage TBAs which do not involve borrowing securities but are subject to leverage risks as described under “Derivative Risk”.

Inflation-Linked Security Risk. Unlike conventional bonds, the principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class R5 Shares for the past one calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate Investment Grade Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other

12	J.P. MORGAN INCOME FUNDS

indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2009	7.66%
Worst Quarter	1st quarter, 2009	0.82%

The Fund’s year-to-date return through 3/31/10 was 2.50%.

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2009)
	Past 1 Year	Life of Fund (since 6/16/08)
CLASS R5 SHARES
Return Before Taxes	19.45%	9.88%
Return After Taxes on Distributions	16.37	7.21
Return After Taxes on Distributions and Sale of Fund Shares	12.89	6.91
BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.93	6.58
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	14.30	6.56

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
William Eigen	2008	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R5 Shares.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

JULY 1, 2010	13

JPMorgan Strategic Income Opportunities Fund

Class/Ticker: R5/JSORX

What is the goal of the Fund?

The Fund seeks to provide high total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R5
Management Fees	0.45%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.19
Shareholder Service Fees	0.05
Remainder of Other Expenses	0.14
Acquired Fund Fees and Expenses	0.14

Total Annual Fund Operating Expenses[1]	0.78
Fee Waivers and Expense Reimbursements[1]	(0.09)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.69

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.55% of the average daily net assets of Class R5 Shares. This contract continues through 6/30/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	70	240	424	958

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

14	J.P. MORGAN INCOME FUNDS

What are the Fund’s main investment strategies?

The Fund has an absolute return orientation which means that it is not managed relative to an index. The Fund attempts to achieve a positive total return in diverse market environments over time. In connection with this strategy, the Fund has flexibility to allocate its assets among a broad range of fixed income securities as well as in a single or limited number of strategies/sectors including cash and short term investments. Total return is a combination of capital appreciation and current income. “Strategic” in the Fund’s name means that the Fund, in addition to seeking current income as an element of total return, will also seek capital appreciation as an element of total return. The Fund may invest in a wide range of debt securities of issuers from the U.S. and other markets, both developed and emerging. Investments may be issued or guaranteed by a wide variety of entities including governments and their agencies, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time. The Fund may also invest in convertible securities, preferred securities, and equity securities that the adviser believes will produce income or generate return.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options (including options on interest rate futures contracts and interest rate swaps), swaps, and credit default swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use such derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

Although the Fund may invest up to 100% of its total assets in securities that are rated below investment grade (junk bonds) or the unrated equivalent, the Fund will generally invest at least 25% of the Fund’s total assets in securities that, at the time of purchase, are rated investment grade or better or the unrated equivalent.

The adviser uses the following six strategy/sector allocations in managing the Fund.

•	Rates management — includes traditional fixed income securities as well as derivatives to actively manage duration, yields and the effect changes in interest rates may have.

•	Credit securities — includes the full spectrum of investment and non-investment grade securities. Ordinarily, the Fund will invest no more than 75% of its total assets in credit securities.

•

Relative value strategies — includes fixed income relative value strategies such as credit-oriented trades, mortgage dollar rolls, derivatives, long/short strategies, and other combinations of fixed income securities and derivatives.

•

Foreign and emerging market securities — includes the full range of securities of issuers from developed and emerging markets. Ordinarily, the Fund will invest no more than 50% of its total assets in foreign and emerging market securities.

•

Non-traditional income — includes convertible securities, preferred securities, and equity stocks that the adviser believes will produce income or generate return. Ordinarily, the Fund will invest no more than 35% of its total assets in such securities.

•	Cash — includes cash, money market instruments, and other short-term securities of high quality.

In buying and selling investments for the Fund, the adviser uses both security selection and derivatives to adjust allocations among each of the above strategies/sectors with an absolute return orientation. For each strategy/sector, dedicated sector specialists provide security research and recommendations to the lead portfolio managers. The Fund’s investments will not necessarily be allocated among all six strategies/sectors at any given time. Rather, the Fund uses a flexible asset allocation approach that permits the adviser to invest in a single strategy/ sector or only a few strategies/sectors, consistent with the limitations identified above. Due to the Fund’s flexible allocation approach, the Fund’s risk exposure may vary and a risk associated with an individual strategy/sector may become more pronounced when the Fund utilizes a single strategy/sector or only a few strategies/sectors.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities. The Fund may also invest in asset-backed securities and structured investments.

The Fund may invest in a broad variety of securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may engage in short sales.

The Fund may invest in loan assignments and participations (Loans), and commitments to purchase loan assignments (Unfunded Commitments). The Fund may invest in common shares or preferred shares of unaffiliated closed-end funds.

JULY 1, 2010	15

JPMorgan Strategic Income Opportunities Fund (continued)

The Fund may invest any portion of its total assets in cash and cash equivalents.

The Fund may invest in exchange traded funds (ETFs) in order to gain exposure to particular foreign markets or asset classes. The ETFs in which the Fund will invest are registered investment companies that seek to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

The Fund may invest in municipal securities and inflation-linked securities such as Treasury Inflation Protected Securities (TIPS).

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

High Yield Securities and Loan Risks. The Fund may invest in securities including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity. Loans are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, and lack of publicly available information.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Options Risk. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets and even a well conceived transaction may be unsuccessful because of market behavior or unexpected events. Options may be volatile and there can no assurance that a liquid secondary market will exist for any particular option at any particular time, even if the contract is traded on an exchange. Exchanges made halt trading in options thereby making it impossible for the Fund to enter into or close out option positions and impairing the Fund’s access to assets held to cover such options positions. The Fund may also be at risk that counterparties entering into an option transaction will not fulfill their obligations, particularly when the Fund utilizes over-the counter options.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called,

16	J.P. MORGAN INCOME FUNDS

the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs), interest-only (IO) and principal-only (PO) stripped mortgage-backed securities are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Short Selling Risk. The Fund may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not be able to borrow a security it wants to sell short and/or may have to sell long positions at disadvantageous times to cover its short positions. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. In addition, the Fund may enter into mortgage TBAs which do not involve borrowing securities but are subject to leverage risks as described under “Derivative Risks”.

Investment Company Risk. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of an other investment company.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.” The Fund may focus its investments in a single country or small group of countries and be subject to greater volatility than a more geographically diversified fund.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

ETF Risk. The Fund may invest in shares of other investment companies, including common shares and preferred shares of closed end funds. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The price movement of an ETF may not track the underlying index and may result in a loss.

Municipal Securities Risk. The risk of a municipal security generally depends on the financial and credit status of the issuer.

Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose.

Inflation-Linked Security Risk. Unlike conventional bonds, the principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class R5 Shares for the past one calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Barclays Capital U.S. Universal Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, Strategic Income Opportunities Custom Benchmark, a custom benchmark which comprises unmanaged indexes and the Lipper Multi-Sector Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

JULY 1, 2010	17

JPMorgan Strategic Income Opportunities Fund (continued)

Best Quarter	2nd quarter, 2009	10.16%
Worst Quarter	1st quarter, 2009	–0.99%

The Fund’s year-to-date total return through 3/31/10 was 1.43%.

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2009)
	Past 1 Year	Life of Fund (since 10/10/08)
CLASS R5 SHARES
Return Before Taxes	19.34%	19.53%
Return After Taxes on Distributions	17.52	17.17
Return After Taxes on Distributions and Sale of Fund Shares	12.50	15.18
BARCLAYS CAPITAL U.S. UNIVERSAL INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	8.60	13.33
BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(Reflects No Deduction for Fees,
Expenses or Taxes)	0.21	0.19
STRATEGIC INCOME OPPORTUNITIES CUSTOM BENCHMARK
(Reflects No Deduction for Taxes)	18.83	18.52
LIPPER MULTI-SECTOR INCOME FUNDS INDEX
(Reflects No Deduction for Taxes)	29.81	30.96

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
William Eigen	2008	Managing Director
Timothy N. Neumann	2009	Managing Director
Jarred Sherman	2009	Vice President

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R5 Shares.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

18	J.P. MORGAN INCOME FUNDS

JPMorgan Government Bond Fund

Class/Ticker: R2/JGBZX

What is the goal of the Fund?

The Fund seeks a high level of current income with liquidity and safety of principal.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R2
Management Fees	0.30%
Distribution (Rule 12b-1) Fees	0.50
Other Expenses	0.47
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.22
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses[1]	1.28
Fee Waivers and Expense Reimbursements[1]	(0.27)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.01

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of the average daily net assets of Class R2 Shares. This contract continues through 6/30/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	103	379	676	1,522

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

JULY 1, 2010	19

JPMorgan Government Bond Fund (continued)

What are the Fund’s main investment strategies?

The Fund principally invests in securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund may also invest in securities which are guaranteed by the U.S. government and its agencies and instrumentalities so long as such securities are backed by the full faith and credit of the United States.

The Fund mainly invests in government bonds with intermediate to long remaining maturities. These include U.S. mortgage-backed securities, including those issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). Mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), mortgage pass-though securities, and stripped mortgage backed securities (interest-only or principal-only). The Fund may invest a significant portion or all of its assets in mortgage-backed securities in the adviser’s discretion.

Under normal circumstances, the Fund will invest at least 80% of its Assets in government bonds including bonds issued or guaranteed by the U.S. government and its agencies and instrumentalities. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

The Fund’s average weighted maturity will ordinarily range between three and 15 years, taking into account expected prepayment of principal on certain investments. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (weighted average life).

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, and swaps as tools in the management of portfolio assets. The Fund may use such derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs), interest-only (IO) and principal-only (PO) stripped mortgage-backed securities are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

20	J.P. MORGAN INCOME FUNDS

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Barclays Capital U.S. Government Bond Index and the Lipper General U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class R2 Shares is based on the performance of Select Class Shares prior to the inception of Class R2 Shares. All prior class performance has been adjusted to reflect the differences in expenses between classes. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	4th quarter, 2008	5.78%
Worst Quarter	2nd quarter, 2004	–2.64%

The Fund’s year-to-date total return through 3/31/10 was 1.46%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2009)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R2 SHARES
Return Before Taxes	1.61%	4.57%	5.81%
Return After Taxes on Distributions	0.32	2.94	3.91
Return After Taxes on Distributions and Sale of Fund Shares	1.04	2.93	3.83
BARCLAYS CAPITAL U.S. GOVERNMENT BOND INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(2.20)	4.87	6.17
LIPPER GENERAL U.S. GOVERNMENT FUNDS INDEX
(Reflects No Deduction for Taxes)	3.30	4.28	5.46

JULY 1, 2010	21

JPMorgan Government Bond Fund (continued)

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Michael Sais	1996	Managing Director
Scott Grimshaw	2005	Vice President

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 Shares.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

22	J.P. MORGAN INCOME FUNDS

JPMorgan High Yield Fund

(formerly JPMorgan High Yield Bond Fund)

Class/Ticker: R2/JHYZX; R5/JYHRX

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R5
Management Fees	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses	0.45	0.22
Shareholder Service Fees	0.25	0.05
Remainder of Other Expenses	0.20	0.17
Acquired Fund Fees and Expenses	0.01	0.01

Total Annual Fund Operating Expenses[1]	1.61	0.88
Fee Waivers and Expense Reimbursements[1]	(0.20)	(0.01)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.41	0.87

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.40% and 0.86% of the average daily net assets of Class R2 and Class R5 Shares, respectively. This contract continues through 6/30/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	144	488	857	1,894
CLASS R5 SHARES ($)	89	280	487	1,083

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

JULY 1, 2010	23

JPMorgan High Yield Fund (continued)

What are the Fund’s main investment strategies?

The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations and assignments and commitments to purchase loan assignments.

Under normal circumstances, the Fund invests at least of 80% of its Assets in bonds, other debt securities, loan assignments and participations (Loans), commitments to purchase loan assignments (Unfunded Commitments) and preferred stocks that are rated below investment grade or unrated. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

Up to 20% of the Fund’s total assets may be invested in other securities, including investment grade securities. The Fund’s average weighted maturity ordinarily will range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. The Fund may have a longer or shorter average weighted maturity under certain market conditions.

The Fund may invest no more than 30% of its net assets in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets.

The Fund may invest up to 100% of the Fund’s total assets in below investment grade or unrated securities. Such securities are also known as “junk bonds,” “high yield bonds” and “non-investment grade bonds.” Such securities may include so called “distressed debt” (i.e., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics). All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation, government or its agencies and instrumentalities.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, and swaps as tools in the management of portfolio assets. The Fund may use such derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

The adviser focuses on value in buying and selling securities for the Fund by looking at individual securities against the context of broader market factors. For each issuer, the adviser performs an in-depth analysis of the issuer including business prospects, management, capital requirements, capital structure, enterprise value and security structure and covenants. In addition, the adviser monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund’s investments that are considered to be the most risky.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

High Yield Securities and Loan Risks. The Fund may invest in securities including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity. Loans are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, and lack of publicly available information.

Smaller Company Risk. Investments in smaller cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. The securities of smaller cap companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many

24	J.P. MORGAN INCOME FUNDS

derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Foreign Issuer Risks. U.S. dollar denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such foreign countries.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Barclays Capital U.S. Corporate High Yield—2% Issuer Capped Index and the Lipper High Current Yield Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class R5 Shares is based on the performance of Select Class Shares of the Fund prior to the inception of Class R5 Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. The performance of Class R2 Shares is based on the performance of Select Class Shares of the Fund prior to the inception of Class R2 Shares. All prior class performance has been adjusted to reflect the differences in expenses. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. Effective September 14, 2009, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

]

Best Quarter	2nd quarter, 2009	17.66%
Worst Quarter	4th quarter, 2008	–16.02%

The Fund’s year-to-date total return through 3/31/10 was 4.51%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2009)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	48.46%	6.48%	6.80%
Return After Taxes on Distributions	44.15	3.49	3.54
Return After Taxes on Distributions and Sale of Fund Shares	31.08	3.73	3.75
CLASS R2 SHARES
Return Before Taxes	47.71	5.88	6.20
BARCLAYS CAPITAL U.S. CORPORATE HIGH YIELD — 2% ISSUER CAPPED INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	58.76	6.49	6.87
LIPPER HIGH CURRENT YIELD FUNDS INDEX
(Reflects No Deduction for Taxes)	49.49	4.27	4.13

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns

JULY 1, 2010	25

JPMorgan High Yield Fund (continued)

depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
William J. Morgan	1998	Managing Director
James P. Shanahan	1998	Managing Director
James Gibson	2007	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

For Class R5 Shares, the Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan. For Class R2 Shares, the Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

26	J.P. MORGAN INCOME FUNDS

JPMorgan Emerging Markets Debt Fund

Class/Ticker: R5/JEMRX

What is the goal of the Fund?

The Fund’s goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class R5
Management Fees	0.70%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.56
Shareholder Service Fees	0.05
Remainder of Other Expenses	0.51
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses[1]	1.27
Fee Waivers and Expense Reimbursements[1]	(0.46)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.81

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of the average daily net assets of Class R5 Shares. This contract continues through 6/30/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	83	357	653	1,493

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 124% of the average value of its portfolio.

JULY 1, 2010	27

JPMorgan Emerging Markets Debt Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions.

These securities may be of any maturity and quality, but under normal market conditions the Fund’s duration will generally be similar to that of the J.P. Morgan Emerging Markets Bond Index Global. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As of May 28, 2010, the J.P. Morgan Emerging Markets Bond Index Global duration was 6.81, although the duration will likely vary in the future. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, and forward foreign currency contracts to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of such derivatives, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may engage in short sales.

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

This Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.” The Fund may focus its investments in a single country or small group of countries and be subject to greater volatility than a more geographically diversified fund.

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops.

Credit Risk. The Fund’s investments are subject to the risk that a counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives.

28	J.P. MORGAN INCOME FUNDS

Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

High Yield Securities Risk. The Fund may invest in securities that are issued by companies that are highly leveraged, less credit-worthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity.

Short Selling Risk. The Fund may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not be able to borrow a security it wants to sell short and/or may have to sell long positions at disadvantageous times to cover its short positions. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. In addition, the Fund may enter into mortgage TBAs which do not involve borrowing securities but are subject to leverage risks as described under “Derivative Risks”.

High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economics results of those issuing the securities.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for each of the last ten calendar years. The table shows average annual total returns for the past one year, five years and ten years. It compares that performance to the J.P. Morgan Emerging Markets Bond Index Global and the Lipper Emerging Markets Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The performance of Class R5 Shares is based on the performance of Select Class Shares prior to the inception of Class R5 Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009		16.95%
Worst Quarter	4th quarter, 2008	–	18.43%

The Fund’s year-to-date total return through 3/31/10 was 4.95%.

JULY 1, 2010	29

JPMorgan Emerging Markets Debt Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2009)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	41.83%	6.52%	10.56%
Return After Taxes on
Distributions	38.72	3.53	6.87
Return After Taxes on
Distributions and Sale of
Fund Shares	26.92	4.00	7.03

J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL
(Reflects No Deduction for Fees,
Expenses or Taxes)	28.19	8.11	10.52

LIPPER EMERGING MARKETS DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	74.25	13.48	8.97

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Pierre-Yves Bareau	2009	Managing Director
Matias Silvani	2010	Vice President

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R5 Shares.

If you are investing through a retirement plan, please follow instructions provided by your plan to invest.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

30	J.P. MORGAN INCOME FUNDS

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Each of the Funds described in this prospectus is managed by JPMIM. The principal types of securities and the main strategies that each Fund currently anticipates using are summarized in its Risk/Return Summary. The Funds may utilize these investments and strategies to a greater or lesser degree in the future.

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

Credit Quality. Some of the Funds limit their investments to investment grade securities or the unrated equivalent while others may invest in below investment grade securities (also known as junk bonds). Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s Investors Services Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Ratings (Fitch), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or are unrated but deemed by the adviser to be of comparable quality. A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by S&P and Ba or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.

As indicated in the risk/return summaries, some of the Funds may invest in “sub-prime” mortgage-related securities. “Sub-prime” loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk for default. In generally, these borrowers have impaired or limited credit history.

Average Weighted Maturity. Some of the Funds have policies with respect to average weighted maturity as described in the risk/return summaries. Such Funds may have a longer or shorter average weighted maturity under certain market conditions. In addition, such Funds may shorten or lengthen their average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities of the individual bonds in the Fund calculated so as to count most heavily those securities with the highest dollar value). Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates.

Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal which can shorten the average weighted maturity of the fund. Therefore, in the case of a Fund which holds mortgage-backed securities, asset backed securities and similar types of securities, the average weighted maturity of a Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

Core Bond Fund

For purposes of the Fund’s fundamental policy to invest at least 80% of its Assets in bonds, a “bond” is a debt security with a maturity of 90 days or more, at the time of its issuance, issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

The Fund may engage in securities lending.

WHAT IS SECURITIES LENDING?
Securities lending involves the loan of securities to borrowers in exchange for cash collateral which the Fund may reinvest. During the term of the loan, the Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Fund is required to return the cash collateral to the borrower plus an agreed upon rebate. Securities lending is not a principal strategy of the Funds.

Core Plus Bond Fund

For purposes of the Fund’s fundamental policy to invest at least 80% of its assets in bonds, a “bond” is a debt security with a maturity of 90 days or more, at the time of its issuance, issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mort-

JULY 1, 2010	31

More About the Funds (continued)

gage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations

The Fund may invest in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

Foreign securities are issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States, including securities from issuers in countries whose economies are less developed (emerging markets). The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of forward foreign currency contracts. In addition to hedging non-dollar investments, the Fund may also use derivatives to increase income or gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may engage in securities lending.

The adviser allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. The Fund’s allocations will be reviewed and rebalanced periodically, if appropriate. Individual portfolio managers will be responsible for day-to-day investment management decisions on the assets that are allocated to their respective sleeves; provided, however, the remaining credit of the portfolio, excluding distressed debt, will be managed across the ratings continuum. In buying and selling investments for the Fund, the adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, currency risk, and the complex legal and technical structure of the transactions. With respect to the high yield portion of the Fund, the adviser focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors.

Total Return Fund

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in adjustable rate mortgage loans, collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, and forward contracts to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. Swaps include credit default swaps, interest rate swaps, and price lock swaps.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

Up to 35% of the Fund’s total assets may be invested in foreign securities, including emerging markets debt securities and debt securities denominated in foreign currencies. Investments may be issued or guaranteed by a wide variety of entities including governments and their agencies and instrumentalities, corporations, financial institutions and supranational organizations. The Fund typically will seek to hedge approximately 70% of its non-dollar investments back to the U.S. dollar, through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued or guaranteed by the Ginnie Mae, Fannie Mae or Freddie Mac. The Fund may also invest in inflation-linked debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities such as TIPS or issued by other entities such as corporations, foreign governments and other foreign issuers.

The Fund may invest in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans, but may also include secured and unsecured loans, second lien loans or more junior and bridge loans. Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

32	J.P. MORGAN INCOME FUNDS

The Fund may invest any portion of its total assets in cash and cash equivalents. See Temporary Defensive and Cash Positions for a definition of “Cash Equivalents.”

The Fund may engage in short sales.

Strategic Income Opportunities Fund

The Fund may invest up to 100% of its total assets in securities that are rated below investment grade (junk bonds) Securities rated below investment grade may include so called “distressed debt” (i.e., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics). Although the Fund may invest up to 100% of its total assets in junk bonds if deemed advantageous by the adviser given current market conditions at the time of investment, the Fund will generally invest at least 25% of the Fund’s total assets in securities that, at the time of purchase, are rated investment grade or better or the unrated equivalent.

The adviser uses the following six strategy/sector allocations in managing the Fund: Rates Management, Credit Securities, Relative Value Strategies, Foreign and Emerging Market Securities, Non-Traditional Income, and Cash.

In buying and selling investments for the Fund, the adviser uses both security selection and derivatives to adjust allocations among each of the above strategies/sectors with an absolute return orientation. For each strategy/sector, sector specialists provide security research and recommendations to the lead portfolio managers. The Fund’s investments will not necessarily be allocated among all six strategies/sectors at any given time. Rather, the Fund uses a flexible asset allocation approach that permits the adviser to invest in a single strategy/sector or only a few strategies/sectors, consistent with the limitations identified above. Due to the Fund’s flexible allocation approach, the Fund’s risk exposure may vary and a risk associated with an individual strategy/sector may become more pronounced when the Fund utilizes a single strategy/sector or only a few strategies/sectors.

The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may also use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities. The

Fund may also invest in asset-backed securities and structured investments.

The Fund may invest in a broad variety of securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may engage in short sales.

The Fund may invest in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. The Fund may also originate loans, in which the Fund would lend money directly to an obligor by investing in limited liability companies or corporations that make loans directly to obligors.

The Fund may invest in ETFs in order to gain exposure to particular foreign markets or asset classes. The ETFs in which the Fund will invest are registered investment companies that seek to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. Ordinarily, the Fund must limit its investments in any single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. However, the SEC has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations. If the Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs, although ordinarily the Fund will limit its investments to no more than 10% of its total assets in a single ETF.

The Fund may invest in common shares or preferred shares of unaffiliated closed-end funds. The Fund will limit its investments in a single closed-end fund to 5% of its total assets and in all registered investment companies including closed-end funds (other than money market funds) to 10% of its total assets. The Fund may invest any portion of its total assets in cash and cash equivalents. See Temporary Defensive and Cash Positions.

JULY 1, 2010	33

More About the Funds (continued)

Government Bond Fund

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. The Fund may also invest in securities which are guaranteed by the U.S. government and its agencies and instrumentalities so long as such securities are backed by the full faith and credit of the United States. Such securities include, without limitation, securities guaranteed by the FDIC under its TLGP, which guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on certain debt issued by private entities.

The Fund mainly invests in government bonds as defined below with intermediate to long remaining maturities. These include mortgage-backed securities, including those issued by or guaranteed Ginnie Mae, Fannie Mae or Freddie Mac. The Fund may invest a significant portion or all of its assets in mortgage-backed securities in the adviser’s discretion.

For purposes of the Fund’s policy to invest at least 80% of its assets in government bonds under normal circumstances, a “government bond” is a debt instrument with a maturity of 90 days or more at the time of its issuance and with principal and interest guaranteed by the U.S. government and its agencies and instrumentalities, as well as stripped government securities and mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, and collateralized mortgage obligations. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

The Fund may engage in securities lending.

High Yield Fund

Under normal circumstances, the Fund invests at least of 80% of its Assets in bonds, other debt securities, loan assignments and participations (Loans), commitments to purchase loan assignments (Unfunded Commitments) and preferred stocks that are rated below investment grade or unrated. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund may invest no more than 30% of its net assets in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan assignment, the Fund typically will have a direct contractual relationship with the obligor; provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent.

The Fund may engage in securities lending.

Emerging Markets Debt Fund

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund may engage in short sales.

The Fund is managed with a focus on “weighted spread-duration” versus the J.P. Morgan Emerging Markets Bond Index Global. Spread duration is a measure of expected price sensitivity to changes in the market spreads. The adviser overweights spread durations versus the Fund’s index in countries that the adviser believes will outperform in the index and will underweight spread durations in countries that the adviser believes will underperform the index. The J.P. Morgan Emerging Markets Bond Index Global is a broad-based, unmanaged index which tracks total returns for U.S. dollar-denominated debt securities issued by emerging market sovereign and quasi-sovereign entities such as: Brady bonds, loans, and Eurobonds. The index is administered by JPMorgan Securities, Inc., an affiliate of the adviser.

34	J.P. MORGAN INCOME FUNDS

FUNDAMENTAL POLICIES
A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for the Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, and High Yield Fund are fundamental. The investment objective for the remaining Funds can be changed without the consent of a majority of the outstanding shares of that Fund. All other fundamental policies are identified in the Statement of Additional Information.

INVESTMENT RISKS

There can be no assurance that the Funds will achieve their investment objectives.

The main risks associated with investing in the Funds are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Please note that the Funds also may use strategies that are not described herein, but which are described in the “Investment Practices” and “Risk and Reward Elements for the Funds” sections later in the prospectus and in the Statement of Additional Information.

Interest Rate Risk. The Funds invests in debt securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Funds, except the Government Bond Fund, may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Asset-backed, mortgage-related and mortgage-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease a Fund’s yield and the income available for distribution by a Fund. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Certain funds may invest in CMOs. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be particularly sensitive to changes in prevailing interest rates. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Derivatives Risk. The Funds may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or

JULY 1, 2010	35

More About the Funds (continued)

index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counter-party risk (the risk that the derivative counterparty will not fulfill its contractual obligations,) including credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

Certain of the Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counter-party enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.

Foreign Securities and Emerging Markets Risks. Certain Funds may invest in securities of foreign issuers denominated in non-U.S. currencies, an investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Some of the Funds invest in U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of for issuers. Although, these securities are not subject to all of the risks of foreign and emerging markets securities summarized above, they may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issuers facing issuers in such foreign countries.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

High Yield Securities Risk. Some of the Fund’s may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less credit-worthy or financially distressed. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the

36	J.P. MORGAN INCOME FUNDS

Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

As part of its high yield strategy, a Fund may invest in debt securities of smaller, newer companies. The Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their debt securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Short Selling Risk. Some of the Funds may enter into short sales of certain securities and must borrow the securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, certain Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk.” A Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Securities Lending Risk. Some of the Funds may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Loan Risk. Some of the Funds may invest in Loans including Loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” and “High Yield Securities Risk.” Although certain Loans are secured by

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More About the Funds (continued)

collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although each Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the Fund. Because some Loans that the Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Fund may be more dependent upon the analytical ability of its adviser.

When the Fund acquires a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations, but not the borrower. As a result, the Fund assumes the credit risk of the seller of the loan participation and any other parties interpositioned between the Fund and the borrower. The Fund may not benefit directly from the collateral supporting the load in which it has purchased the loan participations or assignments.

Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.

Redemption Risk. A Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

CORE PLUS BOND FUND, STRATEGIC INCOME OPPORTUNITIES FUND AND HIGH YIELD FUND

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

CORE PLUS BOND FUND AND STRATEGIC INCOME OPPORTUNITIES FUND

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable noncon-vertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

CORE PLUS BOND FUND AND EMERGING MARKETS DEBT FUND

Sovereign Debt Risk. The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or

38	J.P. MORGAN INCOME FUNDS

the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

EMERGING MARKETS DEBT FUND

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

STRATEGIC INCOME OPPORTUNITIES FUND

Options Risk. There are several risks associated with transactions in options, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, especially when the Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is no assurance that a liquid market will exist for any particular option contract at any particular time even if the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for a Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover its options positions could also be impaired. Although the Fund will attempt to enter into option transactions with creditworthy parties, the Fund may be at risk that the counterparties entering into the option transaction will not fulfill their obligations, particularly when the Fund utilizes over-the-counter options. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more volatile than investing directly in the underlying investment.

Municipal Securities Risk. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal securities may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

Investment Company and ETF Risk. The Fund may invest in shares of other investment companies, including common shares and preferred shares of closed end funds. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The price movement of an ETF may not track the underlying index and may result in a loss. To the extent that the Fund invests in auction rate preferred shares of closed end funds, such securities are subject to additional risks. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. There may not be a liquid market for the Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

TEMPORARY DEFENSIVE AND CASH POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. In addition, certain Funds may invest in cash and cash equivalents as a principal investment strategy. These investments may result in a lower yield than lower-quality or longer-term investments, and, in the case of Funds that are using such investments for temporary defensive purposes, prevent the Funds from meeting their investment objectives.

JULY 1, 2010	39

More About the Funds (continued)

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts. While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

EXPENSE LIMITATION

JPMorgan Total Return Fund

The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.55% of the average daily net assets of Class R5 Shares. This contract continues through 6/30/11, at which time the Service Providers will determine whether or not to renew or revise it.

ADDITIONAL HISTORICAL PERFORMANCE INFORMATION

Core Bond Fund

The historical performance for the Class R2 Shares in the performance table prior to its inception on 11/3/08 is based on the performance of the Select Shares of the Fund, which invest in the same portfolio of securities. All prior class performance has been adjusted to reflect the differences in expenses between classes.

The historical performance for the Class R5 Shares in the bar chart prior to 1/1/07 and in the performance table prior to inception on 5/15/06 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities. Class R5 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

Core Plus Bond Fund

The historical performance for the Class R2 Shares in the performance table prior to its inception on 11/3/08 is based on the performance of the Select Shares of the Fund, which invest in the same portfolio of securities. All prior class performance has been adjusted to reflect the differences in expenses between classes.

Government Bond Fund

The historical performance of the Class R2 Shares prior to its inception on 11/3/08 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities. All prior class performance has been adjusted to reflect the differences in expenses between classes.

High Yield Fund

The historical performance of the Class R2 Shares in the performance table prior to its inception on 11/3/08 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities. All prior class performance has been adjusted to reflect the differences in expenses between classes.

The historical performance for the Class R5 Shares in the bar chart prior to 1/1/07 and in the performance table prior to inception on 5/15/06 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities. Class R5 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

Emerging Markets Debt Fund

The historical performance for the Class R5 Shares in the bar chart prior to 1/1/07 and in the performance table prior to inception on 5/15/06, is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities. Class R5 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

ADDITIONAL INFORMATION CONCERNING STRATEGIC INCOME OPPORTUNITIES

Custom Benchmark

The Strategic Income Opportunities Fund Custom Benchmark is comprised of 33% Barclays Capital Government Bond Index, 33% Merrill Lynch High Yield Master II Index and 33% Barclays Capital Global Aggregate Index (ex-USD).

40	J.P. MORGAN INCOME FUNDS

ADDITIONAL INFORMATION CONCERNING STRATEGIC INCOME OPPORTUNITIES

Fund Expenses

“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets to acquired funds including Institutional Class Shares of JPMorgan Prime Money Market Fund calculated on a daily basis for the fiscal year ended 2/28/10. The JPMorgan Prime Money Market Fund imposes a separate investment advisory fee, administration fee, and shareholder servicing fee. The Fund’s adviser, administrator, and shareholder servicing agent will waive fees charged in an amount equal to the weighted pro rata amount of investment advisory fees, administration fees and shareholder servicing fees charged by the JPMorgan Prime Money Market Fund. For the fiscal year ended 2/28/10, the net expenses of Class R5 Shares were 0.62%, taking into account these waivers.

JULY 1, 2010	41

The Funds’ Management and Administration

The Total Return Fund, the Strategic Income Opportunities Fund and the Emerging Markets Debt Fund are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust.

The Core Bond Fund, the Core Plus Bond Fund, the Government Bond Fund and the High Yield Bond Fund are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust.

The trustees of each Trust are responsible for overseeing all business activities of their respective Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Funds and makes day-to-day investment decisions for the Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

Prior to 1/1/10, JPMorgan Investment Advisors Inc. (JPMIA) served as investment adviser to each of the JPMT II Funds. Effective 1/1/10, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment adviser to the JPMT II Funds. The appointment of JPMIM did not change the fees or terms of the investment advisory agreement (other than the identity of the investment adviser).

During the most recent fiscal year ended 2/28/10, JPMIM was paid management fees (net of waivers), as shown below (for the time period indicated), as a percentage of average daily net assets:

2/28/2009 through 2/28/2010
Total Return Fund	0.28%
Strategic Income Opportunities Fund	0.36
Emerging Markets Debt Fund	0.66

1/1/2010 through 2/28/2010
Core Bond Fund	0.22%
Core Plus Bond Fund	0.26
Government Bond Fund	0.08
High Yield Fund	0.61

For the period 3/1/09 through 12/31/09, JPMIA was paid management fees (net of waivers, if any) as show below, as a percentage of average daily net assets:

Core Bond Fund	0.24%
Core Plus Bond Fund	0.27
Government Bond Fund	0.08
High Yield Fund	0.64

A discussion of the basis the Board of Trustees of the Trusts used in reapproving the investment advisory agreement for the Funds is available in the semi-annual report for the period ended August 31.

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

Core Bond Fund

Douglas Swanson, Managing Director, is the lead portfolio manager responsible for the day-to-day management of the Core Bond Fund. An employee of JPMIM or predecessor firms since 1983, Mr. Swanson has led the team responsible for the management of the Fund since 1991. Christopher Nauseda, Vice President, began participating in the management of the Core Bond Fund in May 2006. An employee of JPMIM or predecessor

42	J.P. MORGAN INCOME FUNDS

firms since 1982, Mr. Nauseda also serves as the manager for numerous institutional accounts and assists with JPMorgan mutual funds.

Core Plus Bond Fund

The portfolio management team for the Core Plus Bond Fund is led by Gary J. Madich, Managing Director and CFA charter-holder, who is responsible for the overall allocation of the Fund. In addition to Mr. Madich, the four members of the portfolio management team with the most significant responsibility for day-to-day management of the Fund are Mark M. Jackson, Vice President and CFA charterholder, Frederick A. Sabetta, Vice President and CFA charterholder, Richard Figuly, Vice President, and Duane Huff, Vice President. The team also includes additional portfolio managers who make day-to-day decisions concerning all alternative strategies such as emerging market debt. Mr. Madich has been the lead portfolio manager of the Fund since December 2006. Mr. Madich is the Chief Investment Officer for the Columbus Fixed Income Securities Group responsible for overseeing all fixed income investment management, including taxable and tax-free portfolio management, high net worth accounts, institutional accounts, mutual funds, and fixed income research and trading. An employee of JPMIM or predecessor firms since 1995, he is a member of JPMorgan Asset Management’s Americas Executive Committee and serves as chairman of the Columbus Fixed Income Policy and Asset Allocation Committees. Mr. Jackson is a Fixed Income Portfolio Manager for the Taxable Bond Team, responsible for managing taxable bond portfolios for institutional clients and the Fund. Mr. Jackson has been part of the team responsible for management of the Fund since 1996 and has been employed by JPMIM or predecessor firms since 1996. Mr. Sabetta has managed private placement investments since 1983. He is the portfolio manager for the BB/B high yield assets managed by one of the high yield teams. Mr. Sabetta has been part of the team responsible for management of the Fund since December 2006 and an employee of JPMIM or predecessor firms since March 2003. Mr. Figuly became part of the team responsible for management of the Fund in May 2006. An employee of JPMIM or predecessor firms, Mr. Figuly is a member of the Columbus Taxable Bond Team for trading fixed income securities with an emphasis on asset-backed securities. Mr. Huff was part of the portfolio management team for the Fund from November 2004 until February 2007 and rejoined the portfolio management team in June 2009. An employee of JPMIM or predecessor firms since 1996, Mr. Huff is a senior portfolio manager within the Columbus Fixed Income Team. In this role, Mr. Huff is responsible for managing diversified strategies, such as Core Plus and is a member of the Asset Allocation Committee. Mr. Huff previously served as a portfolio manager within the International Fixed Income Group, overseeing global aggregate and global bond strategies for mutual funds and segregated clients.

Total Return Fund

William Eigen, Managing Director and CFA charterholder, is the lead portfolio manager who has been responsible for the day-to-day management of the Fund since inception. Mr. Eigen has been an employee of JPMIM since April 2008 and is currently the head of Absolute Return and Opportunistic strategies. In addition to his role as a portfolio manager for the Fund, he has also served as portfolio manager for Highbridge Capital Management, LLC (“Highbridge”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase, since August 2005. Prior to his position with Highbridge, Mr. Eigen served as an analyst and lead portfolio manager at Fidelity Investments from 1994 to 2005 where he was responsible for managing multi-sector income strategies.

Strategic Income Opportunities Fund

William Eigen, Managing Director and CFA charterholder, is the lead portfolio manager who has been primarily responsible for the day-to-day management of the Fund since its inception. In his role as lead portfolio manager for the Fund, he is responsible for establishing and monitoring the strategy allocation for the Fund within and among sectors and utilizing the research and insight of dedicated sector specialists in making day-to-day decisions regarding securities to be bought or sold by the Fund. Information on Mr. Eigen is described under the Total Return Fund.

Timothy Neumann, Managing Director and CFA charterholder, and Jarred A. Sherman, Vice President and CFA charterholder, are co-managers of the Fund since 2009. The co-managers work closely with the lead portfolio manager to oversee the day-to-day operations of the Fund. Mr. Neumann is an employee of JPMIM or predecessor firms since 1997, and Mr. Sherman since 1999. Both work with Mr. Eigen on Absolute Return and Opportunistic strategies.

Government Bond Fund

Michael Sais, Managing Director and CFA charterholder, is the lead portfolio manager responsible for the day-to-day management of the Government Bond Fund. Mr. Sais is a member of the Taxable Bond Team and has been part of the team responsible for the management of the Fund since 1996, respectively. Mr. Sais joined JPMIM or predecessor firms in 1994 as a senior fixed income research analyst. Mr. Scott E. Grimshaw, Vice President and CFA charterholder, began participating in the management of the Government Bond Fund in June 2005. Mr. Grimshaw is part of the Taxable Bond Team and has been an employee of JPMIM or affiliated firms since 1988.

JULY 1, 2010	43

The Funds’ Management and Administration (continued)

High Yield Fund

The portfolio management team for the High Yield Fund is comprised of William J. Morgan, Managing Director and James P. Shanahan, Managing Director. Mr. Morgan and Mr. Shanahan have been part of the team responsible for management of the Fund since inception. Mr. Morgan is a high yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. An employee of JPMIM or predecessor firms since 1998, Mr. Morgan has worked in the high yield investment industry since 1982. An employee of JPMIM or predecessor firms since 1998, Mr. Shanahan is a high yield co-portfolio manager for general high yield mandates, responsible for distressed and special situation investments, and CBO portfolios. James E. Gibson, Managing Director, has assisted in the management of the Fund since June 2007. Mr. Gibson is a principal high yield trader in the U.S. Fixed Income Group and has been an employee of JPMIM or predecessor firms since 1998.

Emerging Markets Debt Fund

Pierre-Yves Bareau, Managing Director, and Matias Silvani, Vice President, are the lead portfolio managers responsible for the day-to-day management of the Emerging Markets Debt Fund. Mr. Bareau has been a portfolio manager for the Fund since October 2009. Before joining JPMIM in October 2009, Mr. Bareau was the Chief Investment Officer for Fortis Investments for emerging markets debt for more than 10 years. Mr. Silvani, an employee of JPMIM since 2004, is the chief strategist and a senior portfolio manager within the Emerging Markets Debt Team. Mr. Silvani has been a portfolio manager for the Fund since July 2010.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.05% of the average daily net assets of the Class R5 Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

44	J.P. MORGAN INCOME FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Who can buy shares?

Class R2 and Class R5 Shares of the Funds may be purchased by retirement plans. Retirement plans that are eligible to purchase shares only include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. In addition, Class R5 Shares may be purchased by 529 college savings plans. To be eligible, shares must be held through plan level or omnibus accounts held on the books of the Fund. Class R5 Shares may also be purchased by current or future JPMorgan SmartRetirement Funds and such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees.

Class R2 and Class R5 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans, individual 403(b) plans and with respect to Class R2 Shares, 529 college savings plans.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems or procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of

JULY 1, 2010	45

How to Do Business with the Funds (continued)

Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchase, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements. Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share. This is also known as the offering price.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by a Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds most appropriate for you. The Funds may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes.

46	J.P. MORGAN INCOME FUNDS

Decide how much you want to invest.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

J.P. Morgan Funds

Services P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares—When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-R2/R5)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-R2/R5)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for

JULY 1, 2010	47

How to Do Business with the Funds (continued)

personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

RULE 12b-1 FEES FOR CLASS R2 SHARES

Each Fund that offers Class R2 Shares described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

Class R2 Shares pay an annual Rule 12b-1 fee of 0.50% of the average daily net assets of each Fund attributable to Class R2 Shares.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Neither Class R2 Shares nor Class R5 Shares may not be exchanged for other JPMorgan Funds or other classes of a Fund. If an individual plan participant would like to rollover their interest in Fund shares into an IRA, they can rollover into a Fund’s Class A Shares or into another available class in which they are eligible to invest.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or the Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528 Boston,

MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can redeem your shares.

48	J.P. MORGAN INCOME FUNDS

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services

P.O. Box 8528 Boston,

MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

JULY 1, 2010	49

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level or income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

Each Fund generally declares dividends of net investment income on the last business day of each month and pays such dividends on the first business day of the following month. The Funds will distribute their net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such entities. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

With respect to taxable shareholders, for federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income. It is unlikely that dividends from the Funds will qualify to any significant extent for designation as qualified dividend income.

With respect to taxable shareholders, distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that a Fund owned for one year or less) that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

With respect to taxable shareholders, if you buy shares of a Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions. If it is anticipated that more than 50% of the value of the Emerging Markets Debt Fund’s total assets at the close of each taxable year will consist of securities issued be foreign governments or securities in foreign corporations, the Emerging Markets Debt Fund may elect to “pass through” to its shareholders any foreign taxes that it paid. In general, shareholders would be required to include in income a proportionate share of taxes paid, and such amount of taxes would be treated as paid by the shareholder. Subject to certain limitations, the

50	J.P. MORGAN INCOME FUNDS

shareholders would be entitled to claim a credit for or to deduct taxes. Such taxes paid and the underlying income would be treated as gross income from foreign sources. However, such “pass through” treatment generally does not benefit retirement plans or other entities that qualify for tax-exempt treatment.

A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Funds are not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Funds, as discussed in the Statement of Additional Information.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days.

If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery. If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM or JPMIA. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than ten calendar days (three calendar days for the Strategic Income Opportunities Fund) after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these schedules on the J.P. Morgan Funds’ website at

JULY 1, 2010	51

Shareholder Information (continued)

www.jpmorganfunds.com. In addition, the quarterly schedules will be posted on the SEC’s website at www.sec.gov. From time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

52	J.P. MORGAN INCOME FUNDS

Investment Practices

The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed.

FUND NAME	FUND CODE
JPMorgan Core Bond Fund	1
JPMorgan Core Plus Bond Fund	2
JPMorgan Emerging Markets Debt Fund	3
JPMorgan Government Bond Fund	4
JPMorgan High Yield Bond Fund	5
JPMorgan Strategic Income Opportunities Fund	6
JPMorgan Total Return Fund	7

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1, 2, 4–7	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.	1–7	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	6, 7	Credit Interest Rate Liquidity Market
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1–3, 5–7	Credit Currency Interest Rate Liquidity Market Political
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	1–7	Credit Interest Rate Market
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	2, 3, 6, 7	Credit Currency Foreign Investment Interest Rate Market Political

JULY 1, 2010	53

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.	1–7	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1–3, 5–7	Credit Currency Interest Rate Liquidity Market Political Valuation
Commodity-Linked Derivatives: Instruments whose value derives from the price of a commodity, including commodity futures and commodity options.	7	Credit Interest Rate Liquidity Market
Common Stock: Shares of ownership of a company.	2, 5, 6	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	2, 5, 6	Credit Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1, 2, 5–7	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1–3, 5–7	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	1–3, 5–7	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	1, 2, 4–7	Credit Liquidity Market

54	J.P. MORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	1–3, 5, 6	Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	1–3, 5–7	Foreign Investment
Exchange Traded Funds (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (SPDRs) and NASDAQ 100s.	1–3, 5–7	Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, financial and currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (NDFs)), forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.	2, 3, 6, 7	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and American Depositary Securities.	1–3, 5–7	Foreign Investment Liquidity Market Political Prepayment
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s adviser to be of comparable quality.	2, 3, 5–7	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	1–7	Credit Currency Interest Rate Political
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1–7	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	1–7	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.	1–7	Investment Company Market

JULY 1, 2010	55

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Loan Assignments and Participations: Assignments of, or participation in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	1–3, 5–7	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Mortgages (Directly Held): Debt instruments secured by real property.	1–7	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs) and other asset-backed structures.	1, 2, 4–7	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls[1] : A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	1, 2, 4–7	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1, 2, 5–7	Credit Interest Rate Market Natural Event Political Prepayment Tax

1	All forms of borrowing (including mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of a Fund’s total assets except as permitted by law.

56	J.P. MORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1–7	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1–3, 5–7	Credit Foreign Investment Liquidity Political Valuation
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	1–7	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1, 2, 5–7	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1–3, 5–7	Liquidity Market Valuation
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1–3, 5–7	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1–7	Credit Liquidity Market
Reverse Repurchase Agreements[1] : The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1–7	Credit Leverage Market
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	1–7	Market
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1–5	Credit Leverage Market
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	2, 6, 7	Credit Liquidity Market

1	All forms of borrowing (including mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of a Fund’s total assets except as permitted by law.

JULY 1, 2010	57

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1–3, 5–7	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1–3, 6, 7	Credit Foreign Investment Liquidity Political Valuation
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (IO) and Principal-Only (PO) securities issued outside a Real Estate Mortgage Investment Conduit (REMIC) or CMO structure.	1, 2, 4, 6, 7	Credit Liquidity Market Political Prepayment Valuation
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	1–7	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	1–7	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	2, 3, 6, 7	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest in cash and cash equivalents for temporary defensive purposes.	1–7	Credit Interest Rate Liquidity Market
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).	1–7	Market

58	J.P. MORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	1–3, 5–7	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.	1–7	Credit Gov’t Securities Interest Rate Market
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupons Under Book Entry Safekeeping (CUBES).	1–7	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.	1–7	Credit Liquidity Market Valuation
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1–7	Credit Leverage Liquidity Market Valuation
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	1–7	Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Funds:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser. Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

JULY 1, 2010	59

Investment Practices (continued)

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

60	J.P. MORGAN INCOME FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines a Fund’s policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions

•   A Fund’s share price, yield and total return will fluctuate in response to bond market movements

•   The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls

•    Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective

•    Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated, or are defaulted; the risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

•    The Emerging Markets Debt Fund is non- diversified, which means that a relatively high percentage of the Fund’s Assets may be invested in a limited number of issuers; therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

•   Bonds have generally outperformed money market investments over the long term, with less risk than stocks

•   Most bonds will rise in value when interest rates fall

•    Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•   Under normal circumstances a Fund plans to remain fully invested in bonds, other fixed-income securities, and other investments as permitted and may invest uninvested cash in affiliated money market funds

•    Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, and private placements

•   A Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management

•    During severe market downturns, a Fund has the option of investing up to 100% of total assets in cash and cash equivalents

•    The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality

•   The default of an issuer would leave a Fund with unpaid interest or principal

•    Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value

• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains

•   A Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals

•   The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

JULY 1, 2010	61

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments

•   A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information

•    Currency exchange rate movements could reduce gains or create losses

•    Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•   Foreign bonds, which represent a major portion of the world’s fixed income securities, offer attractive potential performance and opportunities for diversification

•    Favorable exchange rate movements could generate gains or reduce losses

•    Emerging markets can offer higher returns

•   Foreign bonds are a primary investment for Emerging Markets Debt Fund

•    To the extent that a Fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time; these currency management techniques may not be available for certain emerging markets investments; the Emerging Markets Debt Fund may also use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• A Fund segregates or earmarks liquid assets to offset leverage risks

Management choices
• A Fund could underperform its benchmark due to its sector, securities or duration choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Loan Assignments and Participations
• Loan assignments and participations (like other high yield, corporate debt obligations) have a higher risk of default and may be less liquid and/or become illiquid	• Loan assignments and participations offer higher yields and higher potential gain

•   The adviser performs ongoing credit review of the obligor and invests only in loan assignments and participations if it determines the instrument contains favorable risk/reward characteristics

•    A Fund limits its investments in illiquid securities to no more than 15% of a Fund’s net assets at the time of purchase

62	J.P. MORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*

•   Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred

•    A Fund may have difficulty exiting a derivatives position

•    Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities

•    The counterparty to a derivatives contract could default

•    Certain types of derivatives involve costs to the Funds which can reduce returns

•    Derivatives that involve leverage could magnify losses

•    Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility

•    Derivatives used for non-hedging purposes could cause losses that exceed the original investment

•    Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•   Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

•    A Fund could make money and protect against losses if management’s analysis proves correct

•   Derivatives that involve leverage could generate substantial gains at low cost

•   A Fund uses derivatives for hedging and for risk management and/or to increase income or gains (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark

•    A Fund only establishes hedges that it expects will be highly correlated with underlying positions

•   While a Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging their portfolios

•    A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

JULY 1, 2010	63

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending

•   When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults

•    The collateral will be subject to the risks of the securities in which it is invested

• A Fund may enhance income through the investment of the collateral received from the borrower

•   The adviser maintains a list of approved borrowers

•    A Fund receives collateral equal to at least 100% of the current value of securities loaned

•    The lending agents indemnify a Fund against borrower default

•    The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses

•    Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth/appreciation than comparable widely traded securities

•   No Fund may invest more than 15% of net assets in illiquid holdings

•    To maintain adequate liquidity to meet redemptions, a Fund may hold high quality short-term instruments (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading

•   Increased trading would raise a Fund’s transaction costs

•    Increased short-term capital gain distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce a Fund’s returns

	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• A Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

64	J.P. MORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short Selling — Emerging Markets Debt Fund, Total Return Fund and Strategic Income Opportunities Fund

•   Short sales may not have the intended effects and may result in losses

•    The Fund may not be able to close out a short position at a particular time or at an acceptable price

•    The Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities

•    Segregated or earmarked accounts with respect to short sales may limit the Fund’s investment flexibility

•    Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

• The Fund could make money and protect against losses if management’s analysis proves correct • Short selling may allow the Fund to generate positive returns in declining markets

•   The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk

•     The Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

Exchange traded funds (ETFs)[1] and other investment companies

•   If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company

•    The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies help to manage smaller cash flows

•    Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•   Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)

•    Exemptive orders granted to various ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs

•   Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

JULY 1, 2010	65

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

U.S. government and agency securities

•   The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls

•    Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers

•    Government agency issued mortgage- backed securities (securities representing an interest in, or secured by, a pool of mortgages) involve risk of loss due to payments that occur earlier or later than expected

•   Most bonds will rise in value when interest rates fall

•    Government and agency securities have generally outperformed money market instruments over the long-term with less risk than stocks or debt securities of lower quality issuers

•    Mortgage-backed securities can offer attractive returns

•   The Fund seeks to limit risk and enhance performance through active management

•    The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

66	J.P. MORGAN INCOME FUNDS

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JULY 1, 2010	67

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each of the past three fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

						Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Core Bond Fund
Class R2
Year Ended February 28, 2010	$10.59	$0.49	(e)	$0.67	(f)	$1.16	$(0.53)	$—	$(0.53)
November 3, 2008 (j) through February 28, 2009	10.26	0.17	(e)	0.34		0.51	(0.18)	—	(0.18)

Class R5 (l)
Year Ended February 28, 2010	10.58	0.58	(e)	0.63	(f)	1.21	(0.58)	—	(0.58)
Year Ended February 28, 2009	11.02	0.58	(e)	(0.45)		0.13	(0.57)	—	(0.57)
Year Ended February 29, 2008	10.66	0.52	(e)	0.35		0.87	(0.51)	—	(0.51)
May 15, 2006 (j) through February 28, 2007	10.35	0.39	(e)	0.33		0.72	(0.41)	—	(0.41)

Core Plus Bond Fund
Class R2
Year Ended February 28, 2010	7.03	0.40	(e)	0.82	(f)	1.22	(0.40)	—	(0.40)
November 3, 2008 (j) through February 28, 2009	6.90	0.13	(e)	0.12		0.25	(0.12)	—	(0.12)

Emerging Markets Debt Fund
Class R5 (l)
Year Ended February 28, 2010	5.56	0.42		2.00		2.42	(0.43)	—	(0.43)
Year Ended February 28, 2009	8.42	0.56		(2.96)		(2.40)	(0.46)	—	(0.46)
Year Ended February 29, 2008	8.73	0.60		(0.19)		0.41	(0.57)	(0.15)	(0.72)
September 1, 2006 through February 28, 2007 (k)	8.39	0.24		0.36		0.60	(0.23)	(0.03)	(0.26)
May 15, 2006 (j) through August 31, 2006	8.07	0.14		0.33		0.47	(0.15)	—	(0.15)

Government Bond Fund
Class R2
Year Ended February 28, 2010	10.56	0.41		0.12		0.53	(0.40)	—	(0.40)
November 3, 2008 (j) through February 28, 2009	10.07	0.09		0.51		0.60	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Adviser reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gain (losses) per share and less than 0.01% to total return.
(g)	Includes a gain incurred resulting from a payment by an affiliate. The effect was less than 0.01% on total return.
(h)	Amount rounds to less than $0.01.
(i)	Includes interest expense of 0.18%
(j)	Commencement of offering of class of shares.
(k)	The Fund changed its fiscal year end from August 31 to the last day of February.
(l)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

68	J.P. MORGAN INCOME FUNDS

			Ratios/Supplemental data
						Ratios to average net assets (a)

Redemption fees		Net asset value, end of period	Total return (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$—		$11.22	11.16	%(f)	$14,608	0.98%		4.41%	1.22%	18%
—		10.59	5.00		63	1.00		4.96	1.25	18

—		11.21	11.69	(f)	470,155	0.43		5.26	0.53	18
—		10.58	1.26		259,552	0.45		5.43	0.53	18
—		11.02	8.41	(g)	177,019	0.45		4.82	0.54	14
—		10.66	7.03		55,785	0.45		4.64	0.50	8

—		7.85	17.71	(f)	210	1.14		5.21	1.22	26
—		7.03	3.68		52	1.17		5.83	1.29	17

—	(h)	7.55	44.27		54,699	1.13	(i)	6.35	1.26	124
—	(h)	5.56	(29.54)		15,046	1.01		7.77	1.03	63
—	(h)	8.42	4.79		22,347	1.02		7.25	1.03	80
—	(h)	8.73	7.15		8,571	1.05		5.42	1.14	68
—	(h)	8.39	5.88		2,426	1.05		7.23	1.23	270

—		10.69	5.09		3,151	0.99		3.62	1.27	12
—		10.56	5.97		164	1.00		2.59	1.30	13

JULY 1, 2010	69

Financial Highlights (continued)

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
High Yield Fund
Class R2
Year Ended February 28, 2010	$5.79	$0.55		$1.94	(e)	$2.49	$(0.57)	$—	$(0.57)	$—	(f)
November 3, 2008 (j) through February 28, 2009	5.96	0.16		(0.17)		(0.01)	(0.16)	—	(0.16)	—	(f)

Class R5 (k)
Year Ended February 28, 2010	5.81	0.61		1.93	(e)	2.54	(0.61)	—	(0.61)	—	(f)
Year Ended February 28, 2009	7.61	0.55		(1.79)		(1.24)	(0.56)	—	(0.56)	—	(f)
Year Ended February 29, 2008	8.63	0.66		(0.95)		(0.29)	(0.64)	(0.09)	(0.73)	—	(f)
May 15, 2006 (j) through February 28, 2007	8.31	0.52		0.35		0.87	(0.53)	(0.02)	(0.55)	—	(f)

Strategic Income Opportunities Fund
Class R5
Year Ended February 28, 2010	9.97	0.45		1.68	(e)	2.13	(0.45)	(0.06)	(0.51)	—
October 13, 2008(h) through February 28, 2009	10.00	0.14	(i)	0.13		0.27	(0.13)	(0.17)	(0.30)	—

Total Return Fund
Class R5
Year Ended February 28, 2010	9.16	0.52		1.58	(e)	2.10	(0.57)	(0.32)	(0.89)	—
June 16, 2008(h) through February 28, 2009	10.00	0.37		(0.82)		(0.45)	(0.34)	(0.05)	(0.39)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	The Adviser reimbursed the Fund for losses incurred from operational errors. The impact was less than $0.01 to the net realized and unrealized gain (losses) per share and less than 0.01% to total return for Class R2 or Class R5.
(f)	Amount rounds to less than $0.01.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	Commencement of operations.
(i)	Calculated based upon average shares outstanding.
(j)	Commencement of offering of class of shares.
(k)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.
(l)	Ratios are disproportionate between classes due to size of net assets and fixed expenses.

70	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$7.71	44.25	%(e)	$1,004	1.39%	8.10%	1.60%		45%
5.79	(0.05)		50	1.40	8.84	1.59		18

7.74	44.95	(e)	148,162	0.84	8.71	0.87		45
5.81	(16.99)		53,497	0.85	8.55	0.87		18
7.61	(3.71	)(g)	18,807	0.86	7.83	0.86		48
8.63	10.90		8,732	0.86	7.57	0.86		69

11.59	21.66	(e)	279	0.48	4.31	0.64		60
9.97	2.71		51	0.55	3.69	1.89		60

10.37	23.44	(e)	59	0.46	5.26	0.50		572
9.16	(4.56)		48	0.52	5.42	2.31	(l)	353

JULY 1, 2010	71

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION

AFFECTING THE JPMT II FUNDS

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA), entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. JPMIA was the investment adviser to certain J.P. Morgan Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment adviser to such Funds. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. On May 20, 2010, the court granted preliminary approval of the settlement and ordered that notice be provided to certain designated shareholders. The settlement is subject to final court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds. As noted above the settlement agreement with the NYAG requires JPMIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMIA and its affiliates agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates remained in place through September 27, 2009. To the extent that a Reduced Rate Fund merged into another Fund, the Reduced Rate was required to carry forward and apply with respect to the acquiring Fund. Thus the Reduced Rates are no longer in effect.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

72	J.P. MORGAN INCOME FUNDS

The table below shows the ratios for Class R2 and Class R5 Shares of the Funds offered in this prospectus.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Core Bond Fund	R2	1.02%	1.25%
	R5	0.47	0.55
JPMorgan Core Plus Bond Fund	R2	1.18	1.23
JPMorgan Government Bond Fund	R2	1.01	1.28
JPMorgan High Yield Fund	R2	1.41	1.61
	R5	0.87	0.88

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 7/1/10, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.?

•

The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

JULY 1, 2010	73

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Core Bond Fund

	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2011	$104	5.00%	3.98%	3.98%
June 30, 2012	131	10.25	7.89	3.76
June 30, 2013	136	15.76	11.95	3.76
June 30, 2014	141	21.55	16.16	3.76
June 30, 2015	147	27.63	20.52	3.76
June 30, 2016	152	34.01	25.05	3.76
June 30, 2017	158	40.71	29.76	3.76
June 30, 2018	164	47.75	34.64	3.76
June 30, 2019	170	55.13	39.70	3.76
June 30, 2020	176	62.89	44.95	3.76

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
November 30, 2011	$48	5.00%	4.53%	4.53%
November 30, 2012	59	10.25	9.18	4.45
November 30, 2013	61	15.76	14.04	4.45
November 30, 2014	64	21.55	19.11	4.45
November 30, 2015	67	27.63	24.42	4.45
November 30, 2016	70	34.01	29.95	4.45
November 30, 2017	73	40.71	35.73	4.45
November 30, 2018	76	47.75	41.78	4.45
November 30, 2019	80	55.13	48.08	4.45
November 30, 2020	83	62.89	54.67	4.45

JPMorgan Core Plus Bond Fund
	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2011	$120	5.00%	3.82%	3.82%
June 30, 2012	130	10.25	7.73	3.77
June 30, 2013	135	15.76	11.80	3.77
June 30, 2014	140	21.55	16.01	3.77
June 30, 2015	145	27.63	20.38	3.77
June 30, 2016	151	34.01	24.92	3.77
June 30, 2017	157	40.71	29.63	3.77
June 30, 2018	162	47.75	34.52	3.77
June 30, 2019	169	55.13	39.59	3.77
June 30, 2020	175	62.89	44.85	3.77

74	J.P. MORGAN INCOME FUNDS

JPMorgan Government Bond Fund

	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2011	$103	5.00%	3.99%	3.99%
June 30, 2012	136	10.25	7.86	3.72
June 30, 2013	141	15.76	11.87	3.72
June 30, 2014	146	21.55	16.03	3.72
June 30, 2015	151	27.63	20.35	3.72
June 30, 2016	157	34.01	24.83	3.72
June 30, 2017	163	40.71	29.47	3.72
June 30, 2018	169	47.75	34.29	3.72
June 30, 2019	175	55.13	39.28	3.72
June 30, 2020	182	62.89	44.46	3.72

JPMorgan High Yield Fund
	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2011	$144	5.00%	3.59%	3.59%
June 30, 2012	170	10.25	7.10	3.39
June 30, 2013	175	15.76	10.73	3.39
June 30, 2014	181	21.55	14.49	3.39
June 30, 2015	187	27.63	18.37	3.39
June 30, 2016	194	34.01	22.38	3.39
June 30, 2017	200	40.71	26.53	3.39
June 30, 2018	207	47.75	30.82	3.39
June 30, 2019	214	55.13	35.25	3.39
June 30, 2020	221	62.89	39.84	3.39

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2011	$89	5.00%	4.13%	4.13%
June 30, 2012	94	10.25	8.42	4.12
June 30, 2013	97	15.76	12.89	4.12
June 30, 2014	101	21.55	17.54	4.12
June 30, 2015	106	27.63	22.38	4.12
June 30, 2016	110	34.01	27.42	4.12
June 30, 2017	114	40.71	32.67	4.12
June 30, 2018	119	47.75	38.14	4.12
June 30, 2019	124	55.13	43.83	4.12
June 30, 2020	129	62.89	49.76	4.12

JULY 1, 2010	75

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Core Bond Fund, the Core Plus Bond Fund, the Government Bond Fund and the High Yield Fund is 811-4236.

Investment Company Act File No. for the Emerging Markets Debt Fund, the Strategic Income Opportunities Fund and the Total Return Fund is 811-21295.

©JPMorgan Chase & Co., 2010 All rights reserved. July 2010. PR-INCR2R5-710